As filed with the Securities and Exchange Commission on February 26, 2021
File Nos. 333-02381/811-07589

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 171
☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 172
☒

THE HARTFORD MUTUAL FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

690 Lee Road
Wayne, Pennsylvania 19087
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 386-4068

Thomas R. Phillips, Esquire
Hartford Funds Management Company, LLC
690 Lee Road
Wayne, Pennsylvania 19087
(Name and Address of Agent for Service)

Copy to:
John V. O’Hanlon, Esquire
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110-2605

It is proposed that this filing will become effective (check appropriate box):
  ☐ immediately upon filing pursuant to paragraph (b) of Rule 485
  ☒ on March 1, 2021 pursuant to paragraph (b) of Rule 485
  ☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
  ☐ on (Date) pursuant to paragraph (a)(1) of Rule 485
  ☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
  ☐ on (Date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
  ☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Hartford Domestic Equity Funds
Prospectus
March 1, 2021

	Class A	Class T	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Capital Appreciation Fund	ITHAX	—	HCACX	ITHIX	ITHRX	ITHSX	ITHTX	ITHVX	HCAYX	HCAFX
Hartford Core Equity Fund	HAIAX	N/A	HGICX	HGIIX	HGIRX	HGISX	HGITX	HAITX	HGIYX	HGIFX
The Hartford Dividend and Growth Fund	IHGIX	—	HDGCX	HDGIX	HDGRX	HDGSX	HDGTX	HDGVX	HDGYX	HDGFX
The Hartford Equity Income Fund	HQIAX	—	HQICX	HQIIX	HQIRX	HQISX	HQITX	HQIVX	HQIYX	HQIFX
The Hartford Growth Opportunities Fund	HGOAX	—	HGOCX	HGOIX	HGORX	HGOSX	HGOTX	HGOVX	HGOYX	HGOFX
The Hartford Healthcare Fund	HGHAX	—	HGHCX	HGHIX	HGHRX	HGHSX	HGHTX	HGHVX	HGHYX	HGHFX
The Hartford MidCap Fund	HFMCX	—	HMDCX	HFMIX	HFMRX	HFMSX	HFMTX	HFMVX	HMDYX	HMDFX
The Hartford MidCap Value Fund	HMVAX	—	HMVCX	HMVJX	HMVRX	HMVSX	HMVTX	—	HMVYX	HMVFX
Hartford Quality Value Fund	HVOAX	—	HVOCX	HVOIX	HVORX	HVOSX	HVOTX	HVOVX	HVOYX	HVOFX
The Hartford Small Cap Growth Fund	HSLAX	—	HSLCX	HSLIX	HSLRX	HSLSX	HSLTX	HSLVX	HSLYX	HSLFX
Hartford Small Cap Value Fund	HSMAX	—	HTSCX	HSEIX	HSMRX	HSMSX	HSMTX	HSMVX	HSMYX	HSMFX
The Hartford Small Company Fund	IHSAX	—	HSMCX	IHSIX	IHSRX	IHSSX	IHSUX	IHSVX	HSCYX	IHSFX
As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Funds, be sure to read all risk disclosures carefully before investing.
 HARTFORD FUNDS
P.O. BOX 219060
KANSAS CITY, MO 64121-9060

The Hartford Capital Appreciation Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 89 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.16%	0.18%	0.12%	0.25%	0.19%	0.14%	0.04%	0.14%	0.04%
Total annual fund operating expenses	1.07%	1.84%	0.78%	1.41%	1.10%	0.80%	0.70%	0.80%	0.70%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 653	$ 872	$ 1,108	$ 1,784
C	$ 287	$ 579	$ 996	$ 2,159
I	$ 80	$ 249	$ 433	$ 966
R3	$ 144	$ 446	$ 771	$ 1,691
R4	$ 112	$ 350	$ 606	$ 1,340
R5	$ 82	$ 255	$ 444	$ 990
R6	$ 72	$ 224	$ 390	$ 871
Y	$ 82	$ 255	$ 444	$ 990
F	$ 72	$ 224	$ 390	$871
If you did not redeem your shares:
C	$ 187	$ 579	$ 996	$2,159
3

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 65% of its net assets in common stocks. The Fund may invest in securities of any market capitalization, but tends to focus on medium and large companies. The Fund may invest up to 25% of its net assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.
The Fund seeks its investment objective by employing a multiple portfolio manager structure, which means the Fund has several components that are managed separately using different investment styles. Each component sleeve has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, does not allocate a set percentage to any of these sleeves but instead seeks a flexible and diversified Fund profile. Together the investment strategies represent a wide range of investment philosophies, companies, industries and market capitalizations. Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market. The Fund may trade portfolio securities actively.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Large Cap Securities Risk – The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Mid-Cap Securities Risk – The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Asset Allocation Risk – The risk that if the Fund’s strategy for allocating assets among different portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United
4

Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Sector Risk – To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Active Trading Risk – Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
5

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	21.93%	June 30, 2020
Worst Quarter Return	-21.51%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	14.09%	12.33%	10.87%
– Return After Taxes on Distributions	12.77%	9.84%	8.42%
– Return After Taxes on Distributions and Sale of Fund Shares	9.24%	8.97%	8.01%
Share Classes (Return Before Taxes)
Class C	18.85%	12.77%	10.69%
Class I	21.11%	13.93%	11.83%
Class R3	20.34%	13.23%	11.16%
Class R4	20.73%	13.57%	11.50%
Class R5	21.07%	13.92%	11.83%
Class R6*	21.20%	14.03%	11.93%
Class Y	21.13%	14.00%	11.92%
Class F*	21.21%	14.01%	11.86%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	20.89%	15.43%	13.79%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.  The Fund employs a multiple portfolio manager structure. The portfolio managers with the most significant responsibilities are set forth below.
Portfolio Manager	Title	Involved with Fund Since
Gregg R. Thomas, CFA	Senior Managing Director and Director, Investment Strategy	2013
Thomas S. Simon, CFA, FRM	Senior Managing Director and Portfolio Manager	2016
6

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
7

Hartford Core Equity Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC is the program manager. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 89 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	T	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	T	C	I	R3	R4	R5	R6	Y	F
Management fees	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(2)	0.14%	0.14%	0.13%	0.12%	0.23%	0.19%	0.14%	0.04%	0.14%	0.04%
Total annual fund operating expenses	0.73%	0.73%	1.47%	0.46%	1.07%	0.78%	0.48%	0.38%	0.48%	0.38%
Fee waiver and/or expense reimbursement(3)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	0.73%	0.73%	1.47%	0.46%	1.07%	0.78%	0.48%	0.38%	0.46%	0.38%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Other expenses” for Class T are based on estimated amounts.
(3)
Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class Y as follows: 0.08%. This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
8

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 620	$ 771	$ 934	$ 1,407
T	$ 323	$ 478	$ 646	$ 1,134
C	$ 250	$ 465	$ 803	$ 1,757
I	$ 47	$ 148	$ 258	$ 579
R3	$ 109	$ 340	$ 590	$ 1,306
R4	$ 80	$ 249	$ 433	$ 966
R5	$ 49	$ 154	$ 269	$ 604
R6	$ 39	$ 122	$ 213	$ 480
Y	$ 47	$ 152	$ 267	$ 602
F	$ 39	$ 122	$ 213	$480
If you did not redeem your shares:
C	$ 150	$ 465	$ 803	$1,757
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund invests in a diversified portfolio of common stocks of issuers located primarily in the United States. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations. The fundamental research emphasizes the sustainability of a business’s competitive advantages, revenue and margin drivers, and cash generation capacity. This research is aided by a proprietary screening tool that helps to identify companies with these characteristics. The Fund’s portfolio seeks to be broadly diversified by industry and company. The Fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Large Cap Securities Risk – The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
9

Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	18.97%	June 30, 2020
Worst Quarter Return	-19.48%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
10

Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	11.60%	13.38%	13.87%
– Return After Taxes on Distributions	11.45%	12.68%	13.40%
– Return After Taxes on Distributions and Sale of Fund Shares	6.97%	10.55%	11.57%
Share Classes (Return Before Taxes)
Class T*	15.14%	14.09%	14.23%
Class C	16.21%	13.83%	13.68%
Class I*	18.38%	14.97%	14.69%
Class R3	17.71%	14.29%	14.21%
Class R4	18.08%	14.66%	14.58%
Class R5	18.40%	14.98%	14.90%
Class R6*	18.49%	15.07%	14.97%
Class Y	18.42%	15.04%	14.95%
Class F*	18.52%	15.06%	14.73%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%
*
As of December 31, 2020, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). Class I shares commenced operations on March 31, 2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on March 31, 2015 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to February 28, 2017 reflects the performance of Class I shares from March 31, 2015 through February 27, 2017 and Class A shares (excluding sales charges) prior to March 31, 2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Mammen Chally, CFA	Senior Managing Director and Equity Portfolio Manager	1998
David A. Siegle, CFA	Managing Director and Equity Research Analyst	2008
Douglas W. McLane, CFA	Senior Managing Director and Equity Portfolio Manager	2011
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
*
Class T shares are currently not available for purchase and not currently sold in any State or to residents of any State, including Oklahoma and residents of Oklahoma.
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
11

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
12

The Hartford Dividend and Growth Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks a high level of current income consistent with growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 89 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.14%	0.17%	0.13%	0.25%	0.19%	0.14%	0.04%	0.13%	0.04%
Total annual fund operating expenses	1.00%	1.78%	0.74%	1.36%	1.05%	0.75%	0.65%	0.74%	0.65%
Fee waiver and/or expense reimbursement(2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.00%	1.78%	0.74%	1.36%	1.05%	0.75%	0.65%	0.69%	0.65%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class Y as follows: 0.04%. This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
13

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 646	$ 851	$ 1,072	$ 1,707
C	$ 281	$ 560	$ 964	$ 2,095
I	$ 76	$ 237	$ 411	$ 918
R3	$ 138	$ 431	$ 745	$ 1,635
R4	$ 107	$ 334	$ 579	$ 1,283
R5	$ 77	$ 240	$ 417	$ 930
R6	$ 66	$ 208	$ 362	$ 810
Y	$ 70	$ 232	$ 407	$ 914
F	$ 66	$ 208	$ 362	$810
If you did not redeem your shares:
C	$ 181	$ 560	$ 964	$2,095
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund invests primarily in a portfolio of equity securities that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by the sub-adviser, Wellington Management Company LLP (“Wellington Management”). Under normal market and economic conditions, at least 80% of the Fund’s net assets are invested in dividend paying equity securities. The Fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. The Fund’s portfolio seeks to be broadly diversified by company and industry. Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market.
Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund. As part of this analysis, Wellington Management evaluates a company’s ability to sustain and potentially increase its dividend payments. Wellington Management also evaluates a company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value, including the evaluation of financially material environmental, social, and/or governance (“ESG”) factors based on Wellington Management’s proprietary ESG research. Wellington Management believes the integration of financially material ESG factors into its investment process allows it to better assess strategic business issues that may impact the performance of a company. The factors that Wellington Management considers as part of its fundamental analysis, including the assessment of financially materially ESG factors, contribute to its overall evaluation of a company’s risk and return potential.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
14

Dividend Risk – Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
Large Cap Securities Risk – The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the sub-adviser’s investment strategy, the sub-adviser evaluates certain factors as part of its fundamental analysis, including financially material ESG factors. The analysis of these factors may not work as intended. ESG factors are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be ESG companies (or issuers) or have high ESG ratings.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Sector Risk – To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
15

The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	14.82%	June 30, 2020
Worst Quarter Return	-22.48%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	1.75%	10.59%	10.57%
– Return After Taxes on Distributions	0.87%	8.78%	8.86%
– Return After Taxes on Distributions and Sale of Fund Shares	1.57%	8.09%	8.29%
Share Classes (Return Before Taxes)
Class C	5.85%	11.01%	10.37%
Class I	7.99%	12.13%	11.47%
Class R3	7.33%	11.45%	10.84%
Class R4	7.64%	11.80%	11.18%
Class R5	7.96%	12.14%	11.51%
Class R6*	8.07%	12.24%	11.62%
Class Y	8.07%	12.22%	11.61%
Class F*	8.05%	12.20%	11.51%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
16

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Matthew G. Baker	Senior Managing Director and Equity Portfolio Manager	2004
Nataliya Kofman	Managing Director and Equity Portfolio Manager	2006
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
17

The Hartford Equity Income Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks a high level of current income consistent with growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 89 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.14%	0.14%	0.12%	0.24%	0.19%	0.15%	0.04%	0.14%	0.04%
Total annual fund operating expenses	1.01%	1.76%	0.74%	1.36%	1.06%	0.77%	0.66%	0.76%	0.66%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 647	$ 854	$ 1,077	$ 1,718
C	$ 279	$ 554	$ 954	$ 2,073
I	$ 76	$ 237	$ 411	$ 918
R3	$ 138	$ 431	$ 745	$ 1,635
R4	$ 108	$ 337	$ 585	$ 1,294
R5	$ 79	$ 246	$ 428	$ 954
R6	$ 67	$ 211	$ 368	$ 822
Y	$ 78	$ 243	$ 422	$ 942
F	$ 67	$ 211	$ 368	$822
If you did not redeem your shares:
C	$ 179	$ 554	$ 954	$2,073
18

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities. The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses fundamental analysis to identify securities that it believes offer above average yields, below average valuations and the potential for dividend increases in the future. The Fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the Fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The Fund may invest up to 20% of its net assets in the securities of foreign issuers and non-dollar securities. Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Dividend Risk – Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
Large Cap Securities Risk – The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Value Investing Style Risk – Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Sector Risk – To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United
19

Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	14.20%	December 31, 2011
Worst Quarter Return	-22.03%	March 31, 2020
20

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-1.39%	9.05%	10.14%
– Return After Taxes on Distributions	-2.07%	7.40%	8.71%
– Return After Taxes on Distributions and Sale of Fund Shares	-0.42%	6.91%	8.06%
Share Classes (Return Before Taxes)
Class C	2.51%	9.47%	9.95%
Class I	4.62%	10.56%	11.05%
Class R3	3.95%	9.90%	10.38%
Class R4	4.28%	10.23%	10.72%
Class R5	4.62%	10.56%	11.06%
Class R6*	4.67%	10.67%	11.16%
Class Y	4.67%	10.64%	11.14%
Class F*	4.71%	10.65%	11.09%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
W. Michael Reckmeyer, III, CFA	Senior Managing Director and Equity Portfolio Manager	2003
Adam H. Illfelder, CFA	Senior Managing Director and Equity Portfolio Manager	2008
Matthew Hand, CFA	Managing Director and Equity Research Analyst	2004
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
21

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
22

The Hartford Growth Opportunities Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 89 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.15%	0.15%	0.12%	0.23%	0.18%	0.14%	0.04%	0.12%	0.04%
Total annual fund operating expenses	1.10%	1.85%	0.82%	1.43%	1.13%	0.84%	0.74%	0.82%	0.74%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 656	$ 880	$ 1,123	$ 1,816
C	$ 288	$ 582	$ 1,001	$ 2,169
I	$ 84	$ 262	$ 455	$ 1,014
R3	$ 146	$ 452	$ 782	$ 1,713
R4	$ 115	$ 359	$ 622	$ 1,375
R5	$ 86	$ 268	$ 466	$ 1,037
R6	$ 76	$ 237	$ 411	$ 918
Y	$ 84	$ 262	$ 455	$ 1,014
F	$ 76	$ 237	$ 411	$918
If you did not redeem your shares:
C	$ 188	$ 582	$ 1,001	$2,169
23

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes exhibit long-term growth potential. The Fund may invest in securities of companies of any market capitalization, but tends to focus on mid to large capitalization stocks. The Fund may invest up to 25% of its net assets in foreign issuers and non-dollar securities. The Fund may trade securities actively. Wellington Management uses fundamental analysis to identify companies with accelerating operating characteristics for purchase. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Large Cap Securities Risk – The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Mid-Cap Securities Risk – The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Growth Investing Style Risk – If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Sector Risk – To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
24

Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Active Trading Risk – Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	39.27%	June 30, 2020
Worst Quarter Return	-18.73%	September 30, 2011
25

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	52.54%	20.59%	17.29%
– Return After Taxes on Distributions	46.64%	16.79%	14.49%
– Return After Taxes on Distributions and Sale of Fund Shares	33.03%	15.18%	13.37%
Share Classes (Return Before Taxes)
Class C	59.26%	21.06%	17.10%
Class I	61.87%	22.26%	18.26%
Class R3	60.89%	21.55%	17.60%
Class R4	61.35%	21.91%	17.95%
Class R5	61.83%	22.27%	18.30%
Class R6*	62.00%	22.41%	18.41%
Class Y	61.95%	22.37%	18.40%
Class F*	61.99%	22.35%	18.30%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	38.26%	20.67%	16.93%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Stephen Mortimer	Senior Managing Director and Equity Portfolio Manager	2003
Mario E. Abularach, CFA	Senior Managing Director and Equity Research Analyst	2001
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
26

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
27

The Hartford Healthcare Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 89 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.17%	0.19%	0.14%	0.25%	0.20%	0.15%	0.05%	0.15%	0.05%
Total annual fund operating expenses	1.27%	2.04%	0.99%	1.60%	1.30%	1.00%	0.90%	1.00%	0.90%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 672	$ 931	$ 1,209	$ 2,000
C	$ 307	$ 640	$ 1,098	$ 2,369
I	$ 101	$ 315	$ 547	$ 1,213
R3	$ 163	$ 505	$ 871	$ 1,900
R4	$ 132	$ 412	$ 713	$ 1,568
R5	$ 102	$ 318	$ 552	$ 1,225
R6	$ 92	$ 287	$ 498	$ 1,108
Y	$ 102	$ 318	$ 552	$ 1,225
F	$ 92	$ 287	$ 498	$1,108
If you did not redeem your shares:
C	$ 207	$ 640	$ 1,098	$2,369
28

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide as selected by the sub-adviser, Wellington Management Company LLP (“Wellington Management”). Wellington Management’s investment process focuses on stock selection through fundamental analysis. The Fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The Fund’s assets will be allocated across the major subsectors of the health care sector, with some representation typically maintained in each major subsector. The Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products and health services. The Fund will invest in securities of issuers located in a number of different countries throughout the world, one of which may be the United States; however, the Fund has no limit on the amount of assets that may be invested in each country. The Fund may invest in securities of companies of any market capitalization.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Healthcare Concentration Risk – The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. The Fund’s focus on healthcare-related securities increases the Fund’s exposure to the risks associated with the healthcare-related sector, including changes in laws or regulations, lawsuits and regulatory proceedings, patent considerations, intense competition and rapid technological change and the potential for obsolescence. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk – Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
29

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
30

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	20.93%	June 30, 2020
Worst Quarter Return	-15.69%	December 31, 2018
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based sector index and a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	15.83%	10.73%	16.41%
– Return After Taxes on Distributions	12.55%	8.62%	14.75%
– Return After Taxes on Distributions and Sale of Fund Shares	11.39%	8.04%	13.53%
Share Classes (Return Before Taxes)
Class C	20.67%	11.16%	16.23%
Class I	22.91%	12.30%	17.41%
Class R3	22.18%	11.63%	16.74%
Class R4	22.53%	11.97%	17.09%
Class R5	22.89%	12.30%	17.44%
Class R6*	23.02%	12.41%	17.55%
Class Y	22.97%	12.39%	17.54%
Class F*	23.02%	12.38%	17.45%
S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes)	14.55%	12.12%	16.16%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%
*
Class R6 shares commenced operations on February 28, 2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
31

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management. The Fund is managed by a team of global industry analysts. Each member of the team manages a portion of the Fund based upon their specific areas of coverage within the health care sector. The allocations to each sub-sector are determined by the team with the S&P Composite 1500 Health Care Index sub-industry classifications providing a framework for such allocations.
Portfolio Manager	Title	Involved with Fund Since
Jean M. Hynes, CFA*	Senior Managing Director and Global Industry Analyst	2000
Ann C. Gallo	Senior Managing Director and Global Industry Analyst	2000
Robert L. Deresiewicz	Senior Managing Director and Global Industry Analyst	2000
Rebecca D. Sykes, CFA	Senior Managing Director and Global Industry Analyst	2007
*
Effective June 30, 2021, Ms. Hynes will no longer serve as a portfolio manager to the Fund. Ms. Hynes will continue to transition her portfolio management responsibilities to Ms. Sykes until June 30, 2021.
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
32

The Hartford MidCap Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 89 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.15%	0.16%	0.17%	0.26%	0.21%	0.14%	0.04%	0.15%	0.04%
Total annual fund operating expenses	1.11%	1.87%	0.88%	1.47%	1.17%	0.85%	0.75%	0.86%	0.75%
Fee waiver and/or expense reimbursement(2)	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%	0.07%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.11%	1.87%	0.87%	1.47%	1.17%	0.85%	0.75%	0.79%	0.75%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee as follows: 0.12% (Class I) and 0.04% (Class Y). This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
33

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 657	$ 883	$ 1,128	$ 1,827
C	$ 290	$ 588	$ 1,011	$ 2,190
I	$ 89	$ 280	$ 487	$ 1,083
R3	$ 150	$ 465	$ 803	$ 1,757
R4	$ 119	$ 372	$ 644	$ 1,420
R5	$ 87	$ 271	$ 471	$ 1,049
R6	$ 77	$ 240	$ 417	$ 930
Y	$ 81	$ 267	$ 470	$ 1,054
F	$ 77	$ 240	$ 417	$930
If you did not redeem your shares:
C	$ 190	$ 588	$ 1,011	$2,190
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing primarily in stocks selected by the sub-adviser, Wellington Management Company LLP (“Wellington Management”), on the basis of potential for capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid-capitalization companies. Wellington Management favors companies that it believes are high-quality. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value, including the evaluation of financially material environmental, social and/or governance (“ESG”) factors based on Wellington Management’s proprietary ESG research. Wellington Management believes the integration of financially material ESG factors into its investment process allows it to better evaluate a company for factors that it deems relevant to future stock performance. The factors that Wellington Management considers as part of its fundamental analysis, including the assessment of financially materially ESG factors, contribute to its overall evaluation of a company’s risk and return potential. The Fund’s portfolio seeks to be diversified across the sectors included in the S&P MidCap 400 Index. The amount the Fund invests in any one sector may vary and the Fund is not required to invest in all sectors. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2020, this range was approximately $623.6 million to $58.47 billion. The market capitalization range of these indices changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
34

Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid-Cap Securities Risk – The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the sub-adviser’s investment strategy, the sub-adviser evaluates certain factors as part of its fundamental analysis, including financially material ESG factors. The analysis of these factors may not work as intended. ESG factors are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be ESG companies (or issuers) or have high ESG ratings.
Sector Risk – To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
35

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	26.20%	December 31, 2020
Worst Quarter Return	-24.25%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	17.77%	14.72%	12.96%
– Return After Taxes on Distributions	14.74%	12.77%	10.98%
– Return After Taxes on Distributions and Sale of Fund Shares	12.53%	11.43%	10.19%
Share Classes (Return Before Taxes)
Class C	22.66%	15.16%	12.77%
Class I	24.92%	16.30%	13.88%
Class R3	24.20%	15.63%	13.24%
Class R4	24.58%	16.00%	13.59%
Class R5	24.96%	16.35%	13.93%
Class R6*	25.06%	16.46%	14.05%
Class Y	25.05%	16.43%	14.03%
Class F*	25.09%	16.40%	13.93%
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	13.66%	12.35%	11.51%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Philip W. Ruedi, CFA	Senior Managing Director and Equity Portfolio Manager	2004
Mark A. Whitaker, CFA	Senior Managing Director and Equity Portfolio Manager	2004
36

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
37

The Hartford MidCap Value Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 89 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Management fees	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Other expenses	0.28%	0.30%	0.18%	0.31%	0.26%	0.19%	0.19%	0.09%
Total annual fund operating expenses	1.26%	2.03%	0.91%	1.54%	1.24%	0.92%	0.92%	0.82%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 671	$ 928	$ 1,204	$ 1,989
C	$ 306	$ 637	$ 1,093	$ 2,358
I	$ 93	$ 290	$ 504	$ 1,120
R3	$ 157	$ 486	$ 839	$ 1,834
R4	$ 126	$ 393	$ 681	$ 1,500
R5	$ 94	$ 293	$ 509	$ 1,131
Y	$ 94	$ 293	$ 509	$ 1,131
F	$ 84	$ 262	$ 455	$1,014
If you did not redeem your shares:
C	$ 206	$ 637	$ 1,093	$2,358
38

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in mid-capitalization companies, focusing on securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes are undervalued in the marketplace. The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2020, this range was approximately $623.6 million to $58.47 billion. The market capitalization range of these indices changes over time. The Fund may invest up to 15% of its net assets in securities of foreign issuers and non-dollar securities. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid-Cap Securities Risk – The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Value Investing Style Risk – Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
39

Sector Risk – To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	24.21%	December 31, 2020
Worst Quarter Return	-31.37%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
40

Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-5.36%	5.95%	7.87%
– Return After Taxes on Distributions	-5.42%	4.72%	6.48%
– Return After Taxes on Distributions and Sale of Fund Shares	-3.13%	4.48%	6.12%
Share Classes (Return Before Taxes)
Class C	-1.58%	6.37%	7.69%
Class I	0.51%	7.45%	8.82%
Class R3	-0.13%	6.85%	8.20%
Class R4	0.21%	7.18%	8.53%
Class R5	0.48%	7.49%	8.86%
Class Y	0.52%	7.56%	8.95%
Class F*	0.62%	7.57%	8.88%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	4.96%	9.73%	10.49%
*
Class F shares commenced operations on February 28, 2017. Performance for Class F shares prior to February 28, 2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Gregory J. Garabedian	Senior Managing Director and Equity Portfolio Manager	2006
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
41

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
42

Hartford Quality Value Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 89 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.33%	0.37%	0.22%	0.34%	0.28%	0.24%	0.13%	0.23%	0.13%
Total annual fund operating expenses	1.03%	1.82%	0.67%	1.29%	0.98%	0.69%	0.58%	0.68%	0.58%
Fee waiver and/or expense reimbursement(2)	0.07%	0.11%	0.01%	0.11%	0.10%	0.06%	0.12%	0.11%	0.12%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.96%	1.71%	0.66%	1.18%	0.88%	0.63%	0.46%	0.57%	0.46%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.96% (Class A), 1.71% (Class C), 0.66% (Class I), 1.18%, (Class R3), 0.88% (Class R4), 0.63% (Class R5), 0.46% (Class R6), 0.57% (Class Y), and 0.46% (Class F). This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
43

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 643	$ 853	$ 1,081	$ 1,734
C	$ 274	$ 562	$ 975	$ 2,128
I	$ 67	$ 213	$ 372	$ 834
R3	$ 120	$ 398	$ 697	$ 1,547
R4	$ 90	$ 302	$ 532	$ 1,192
R5	$ 64	$ 215	$ 378	$ 853
R6	$ 47	$ 174	$ 312	$ 714
Y	$ 58	$ 206	$ 368	$ 836
F	$ 47	$ 174	$ 312	$714
If you did not redeem your shares:
C	$ 174	$ 562	$ 975	$2,128
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund seeks to achieve its investment objective by investing primarily in common stocks of issuers located in the United States. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research to seek to identify high-quality companies demonstrating a commitment to dividends and shareholders and improving or sustainable operating characteristics. Wellington Management’s investment process focuses on companies that it believes are undervalued market leaders, industries with improving supply/demand trends, and companies that it believes are out-of-favor with less downside risk than the overall market. As part of its fundamental analysis, Wellington Management evaluates financially material environmental, social, and/or governance (“ESG”) factors based on Wellington Management’s proprietary ESG research. Wellington Management believes the integration of financially material ESG factors into its investment process allows it to better assess strategic business issues that may impact the performance of a company. The factors that Wellington Management considers as part of its fundamental analysis, including the assessment of financially materially ESG factors, contribute to its overall evaluation of a company’s risk and return potential. The Fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Value Index. The Fund’s portfolio seeks to be broadly diversified by company and industry. Based on market or economic conditions, the Fund may, through its normal stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Large Cap Securities Risk – The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
44

Value Investing Style Risk – Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
Dividend Risk – Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the sub-adviser’s investment strategy, the sub-adviser evaluates certain factors as part of its fundamental analysis, including financially material ESG factors. The analysis of these factors may not work as intended. ESG factors are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be ESG companies (or issuers) or have high ESG ratings.
Sector Risk – To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Include the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy prior to November 1, 2017
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
45

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	14.34%	March 31, 2012
Worst Quarter Return	-24.95%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-3.41%	8.18%	8.48%
– Return After Taxes on Distributions	-3.87%	7.06%	7.46%
– Return After Taxes on Distributions and Sale of Fund Shares	-1.69%	6.22%	6.70%
Share Classes (Return Before Taxes)
Class C	0.37%	8.58%	8.29%
Class I	2.51%	9.77%	9.45%
Class R3	1.91%	9.11%	8.82%
Class R4	2.23%	9.44%	9.16%
Class R5	2.56%	9.76%	9.47%
Class R6*	2.67%	9.89%	9.55%
Class Y	2.57%	9.81%	9.52%
Class F*	2.68%	9.85%	9.49%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%
*
Class R6 shares commenced operations on February 28, 2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Matthew G. Baker	Senior Managing Director and Equity Portfolio Manager	2017
Nataliya Kofman	Managing Director and Equity Portfolio Manager	2017
46

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
47

The Hartford Small Cap Growth Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 89 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.30%	0.19%	0.14%	0.28%	0.23%	0.18%	0.06%	0.17%	0.06%
Total annual fund operating expenses	1.26%	1.90%	0.85%	1.49%	1.19%	0.89%	0.77%	0.88%	0.77%
Fee waiver and/or expense reimbursement(2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.26%	1.90%	0.85%	1.49%	1.19%	0.89%	0.77%	0.83%	0.77%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class Y as follows: 0.06%. This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
48

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 671	$ 928	$ 1,204	$ 1,989
C	$ 293	$ 597	$ 1,026	$ 2,222
I	$ 87	$ 271	$ 471	$ 1,049
R3	$ 152	$ 471	$ 813	$ 1,779
R4	$ 121	$ 378	$ 654	$ 1,443
R5	$ 91	$ 284	$ 493	$ 1,096
R6	$ 79	$ 246	$ 428	$ 954
Y	$ 85	$ 276	$ 483	$ 1,080
F	$ 79	$ 246	$ 428	$954
If you did not redeem your shares:
C	$ 193	$ 597	$ 1,026	$2,222
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing primarily in common stocks of small capitalization companies that the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes have superior growth potential. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small capitalization companies. Wellington Management uses fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations. The investment process is aided by a proprietary screening tool that helps to identify companies with these characteristics. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2020, this range was approximately $43.0 million to $15.47 billion. The market capitalization range of these indices changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Small Cap Securities Risk – Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Growth Investing Style Risk – If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they
49

are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Volatility Risk – The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Sector Risk – To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
50

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	31.64%	December 31, 2020
Worst Quarter Return	-26.76%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	24.50%	14.53%	13.26%
– Return After Taxes on Distributions	22.23%	12.18%	11.53%
– Return After Taxes on Distributions and Sale of Fund Shares	15.64%	10.84%	10.43%
Share Classes (Return Before Taxes)
Class C	29.89%	15.05%	13.11%
Class I	32.25%	16.22%	14.27%
Class R3	31.43%	15.53%	13.63%
Class R4	31.82%	15.89%	13.98%
Class R5	32.23%	16.24%	14.32%
Class R6*	32.38%	16.36%	14.42%
Class Y	32.32%	16.33%	14.42%
Class F*	32.38%	16.31%	14.32%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	34.63%	16.36%	13.48%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Mammen Chally, CFA	Senior Managing Director and Equity Portfolio Manager	2009
David A. Siegle, CFA	Managing Director and Equity Research Analyst	2009
Douglas W. McLane, CFA	Senior Managing Director and Equity Portfolio Manager	2011
51

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
52

Hartford Small Cap Value Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 89 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.46%	0.45%	0.34%	0.43%	0.38%	0.33%	0.22%	0.32%	0.21%
Total annual fund operating expenses	1.41%	2.15%	1.04%	1.63%	1.33%	1.03%	0.92%	1.02%	0.91%
Fee waiver and/or expense reimbursement(2)	0.11%	0.10%	0.04%	0.13%	0.13%	0.13%	0.12%	0.17%	0.11%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.30% (Class A), 2.05% (Class C), 1.00% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5), 0.80% (Class R6), 0.85% (Class Y) and 0.80% (Class F). This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
53

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 675	$ 961	$ 1,269	$ 2,139
C	$ 308	$ 663	$ 1,145	$ 2,475
I	$ 102	$ 327	$ 570	$ 1,267
R3	$ 153	$ 502	$ 874	$ 1,922
R4	$ 122	$ 409	$ 716	$ 1,590
R5	$ 92	$ 315	$ 556	$ 1,248
R6	$ 82	$ 281	$ 498	$ 1,120
Y	$ 87	$ 308	$ 547	$ 1,232
F	$ 82	$ 279	$ 493	$1,109
If you did not redeem your shares:
C	$ 208	$ 663	$ 1,145	$2,475
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small capitalization companies. The Fund may invest up to 15% of its net assets in securities of foreign issuers and non-dollar securities. The Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), primarily invests in securities it believes are undervalued in the marketplace. Wellington Management’s investment process combines a proprietary, systematic screening process and bottom-up fundamental analysis. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines small capitalization companies as companies with a market capitalization within the range of the Russell 2000 Index. As of December 31, 2020, the market capitalization of companies included in the Russell 2000 Index ranged from approximately $43.0 million to $15.47 billion. The market capitalization range of this index changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Small Cap Securities Risk – Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
54

Value Investing Style Risk – Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
Volatility Risk – The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Sector Risk – To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Include the Fund’s performance when it had a different sub-adviser prior to June 4, 2012
•
Include the Fund’s performance when it pursued different strategies prior to November 1, 2018
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
55

The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	35.22%	December 31, 2020
Worst Quarter Return	-37.66%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-1.74%	6.47%	7.60%
– Return After Taxes on Distributions	-1.95%	4.39%	5.66%
– Return After Taxes on Distributions and Sale of Fund Shares	-0.89%	4.77%	5.73%
Share Classes (Return Before Taxes)
Class C	2.24%	6.89%	7.41%
Class I*	4.40%	8.04%	8.42%
Class R3*	3.91%	7.49%	8.07%
Class R4*	4.24%	7.78%	8.35%
Class R5*	4.47%	8.10%	8.64%
Class R6*	4.57%	8.18%	8.70%
Class Y	4.43%	8.14%	8.68%
Class F*	4.51%	8.14%	8.47%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	4.63%	9.65%	8.66%
*
Class I shares commenced operations on March 31, 2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, Class R4 and Class R5 shares commenced operations on September 30, 2011 and performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on February 28, 2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017. Performance for Class F shares prior to February 28, 2017 reflects the performance of Class I shares from March 31, 2015 through February 27, 2017 and Class A shares (excluding sales charges) prior to March 31, 2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
56

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Sean Kammann	Managing Director and Equity Portfolio Manager	2018
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
57

The Hartford Small Company Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 89 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.26%	0.33%	0.19%	0.30%	0.24%	0.20%	0.09%	0.15%	0.09%
Total annual fund operating expenses	1.32%	2.14%	1.00%	1.61%	1.30%	1.01%	0.90%	0.96%	0.90%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 677	$ 945	$ 1,234	$ 2,053
C	$ 317	$ 670	$ 1,149	$ 2,472
I	$ 102	$ 318	$ 552	$ 1,225
R3	$ 164	$ 508	$ 876	$ 1,911
R4	$ 132	$ 412	$ 713	$ 1,568
R5	$ 103	$ 322	$ 558	$ 1,236
R6	$ 92	$ 287	$ 498	$ 1,108
Y	$ 98	$ 306	$ 531	$ 1,178
F	$ 92	$ 287	$ 498	$1,108
If you did not redeem your shares:
C	$ 217	$ 670	$ 1,149	$2,472
58

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing primarily in common stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), invests at least 80% of its assets in common stocks of small capitalization companies. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2020, this range was approximately $43.0 million to $15.47 billion. The market capitalization range of these indices changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Small Cap Securities Risk – Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Growth Investing Style Risk – If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
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Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Volatility Risk – The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Sector Risk – To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Active Trading Risk – Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
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Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	38.05%	June 30, 2020
Worst Quarter Return	-24.18%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	45.38%	19.29%	13.96%
– Return After Taxes on Distributions	41.20%	17.05%	11.38%
– Return After Taxes on Distributions and Sale of Fund Shares	27.91%	14.86%	10.51%
Share Classes (Return Before Taxes)
Class C	51.50%	19.71%	13.76%
Class I	54.25%	20.97%	14.91%
Class R3	53.42%	20.40%	14.38%
Class R4	53.87%	20.76%	14.73%
Class R5	54.37%	21.12%	15.07%
Class R6*	54.50%	21.19%	15.16%
Class Y	54.39%	21.16%	15.15%
Class F*	54.45%	21.10%	14.97%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	34.63%	16.36%	13.48%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date reflects Class Y shares’ performance. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Steven C. Angeli, CFA	Senior Managing Director and Equity Portfolio Manager	1999
John V. Schneider, CFA	Managing Director and Equity Research Analyst	2016
Ranjit Ramachandran	Managing Director and Equity Research Analyst	2014
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PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Additional Information Regarding Investment Strategies and Risks
Information about the investment objective and principal investment strategy for each of The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”), Hartford Core Equity Fund (the “Core Equity Fund”), The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”), The Hartford Equity Income Fund (the “Equity Income Fund”), The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”), The Hartford Healthcare Fund (the “Healthcare Fund”), The Hartford MidCap Fund (the “MidCap Fund”), The Hartford MidCap Value Fund (the “MidCap Value Fund”), Hartford Quality Value Fund (the “Quality Value Fund”), The Hartford Small Cap Growth Fund (the “Small Cap Growth Fund”), Hartford Small Cap Value Fund (the “Small Cap Value Fund”), and The Hartford Small Company Fund (the “Small Company Fund”) (each, a “Fund,” and collectively, the “Funds”) is provided in each Fund’s summary section. Additional information regarding the principal investment strategy and other investment policies for each Fund is provided below.
Capital Appreciation Fund
Wellington Management chooses certain equity securities in which the Fund invests using what is sometimes referred to as a “bottom up” approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price. In analyzing a prospective investment, Wellington Management uses fundamental analysis and looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
Wellington Management also may allocate a portion of the Fund’s assets in securities that Wellington Management believes may complement the risk factor biases of the other sleeves (“Risk Managed Sleeve”). In selecting securities for the Risk Managed Sleeve, Wellington Management uses systematic screening methodologies to select equity securities based on their characteristics, which may include but are not limited to their volatility, quality, value, growth, and momentum risk factor characteristics.
In pursuit of its principal investment strategy, the Fund may also invest in private placements and may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts, futures, options and similar derivatives instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Core Equity Fund
As part of the fundamental research discussed in the summary section, Wellington Management also evaluates the following regarding a company: capital allocation discipline, off-financial statement factors, management track record, and analysis of products and competition. Wellington Management also considers secular (longer term) and cyclical growth prospects. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
As of December 31, 2020, the market capitalization of companies included in the S&P 500 Index ranged from approximately $3.24 billion to $2.27 trillion. The market capitalization range of the index changes over time.
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In pursuit of its principal investment strategy, the Fund may invest in securities of foreign issuers and non-dollar securities and may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, futures, options and similar derivative instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Dividend and Growth Fund
Wellington Management also favors securities that appear to be undervalued in the marketplace. With respect to the evaluation of ESG factors discussed in the summary section, Wellington Management’s dedicated ESG team applies a systematic ESG ratings methodology as a starting point for deeper research. Wellington Management believes that strong corporate governance is vital to ensuring that capital allocation decisions, including the payment of a dividend, are thoughtfully made and reflect alignment of management and shareholder interests. Wellington Management believes that financially material environmental and social issues, such as climate change or cybersecurity, can impact future cash flows. In collaboration with its dedicated ESG team, Wellington Management engages with management teams and boards of directors of certain companies to better understand strategic business issues and the willingness of a company to adapt. The dedicated ESG team also assists Wellington Management in its identification of global best practices, preparation for company engagement, and research related to voting proxies, as well as collaborates on new research paths. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
As of December 31, 2020, the market capitalization of companies included in the S&P 500 Index ranged from approximately $3.24 billion to $2.27 trillion. The market capitalization range of the index changes over time.
In pursuit of its principal investment strategy, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Equity Income Fund
The Fund’s investment approach is based on the fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The Fund uses a contrarian approach focused on longer term economic fundamentals. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in companies that the Fund’s sub-adviser believes are viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
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Growth Opportunities Fund
Fundamental analysis of a company involves the qualitative and quantitative assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities, including private placements.
Healthcare Fund
Wellington Management’s approach to investing in the health care sector is based on an in-depth understanding of medical science, regulatory developments, and reimbursement policy trends, but will be predominantly focused on stock specific investment opportunities. Wellington Management will also seek to exploit favorable trends within the health care sector including demographics, as well as investment opportunities that are benefiting from the accelerating pace of biopharmaceutical innovation and the ongoing structural changes in health care delivery systems globally.
Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices.
Stocks considered for purchase by the Fund typically share one or more of the following attributes:
•
the company’s business franchise is temporarily mispriced,
•
the market under-values the new product pipelines,
•
the company has opportunities due to changes in reimbursement policies (for example, the privatization of health care services abroad), or
•
the company is a target of opportunity due to industry consolidation.
Stocks will be considered for sale from the Fund when:
•
target prices are achieved,
•
fundamental expectations are not met,
•
a company’s prospects become less appealing, or
•
equity securities of other comparable issuers in an industry are available at more attractive prices.
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In pursuit of its principal investment strategy, the Fund also may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, and restricted securities. The Fund will be close to fully invested; cash balances normally will not exceed 10% of net assets.
MidCap Fund
Wellington Management uses a “bottom-up” investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Wellington Management’s investment process evaluates companies based on the factors that it deems most relevant to future stock performance, which include: a company’s fundamentals, a company’s valuation, future expectations regarding a company, and financially material environmental, social and/or governance (ESG) factors. Wellington Management leverages the analysis and research of its dedicated ESG team, who provide industry specific research, and Wellington Management evaluates these ESG factors both prior to purchase as well as part of ongoing monitoring. The dedicated ESG team also assists Wellington Management in its identification of global best practices, preparation for company engagement, and research related to voting proxies, as well as collaborates on new research paths. With respect to the evaluation of ESG factors, Wellington Management believes material ESG issues are important to long-term value creation, as well as indicators of potential risk. Wellington Management believes that material social issues such as employee engagement, talent attraction/retention and customer satisfaction can impact future business performance. Wellington Management believes that a company’s corporate governance, including incentive structures and corporate strategy, can influence the company’s return potential. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may invest in securities of foreign issuers and non-dollar securities and may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
MidCap Value Fund
The Fund’s investment strategy employs a contrarian approach to stock selection. The approach uses extensive research to seek to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the Fund’s investment approach. A stock’s value is evaluated on three primary criteria: its issuer’s earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management’s opinion, have the most compelling blend of the following attributes: attractive valuation, a strong management team, and strong industry position. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Quality Value Fund
With respect to the evaluation of ESG factors discussed in the summary section, Wellington Management’s dedicated ESG team applies a systematic ESG ratings methodology as a starting point for deeper research. Wellington Management believes that strong corporate governance is vital to ensuring that capital allocation decisions, including the payment of a dividend, are thoughtfully made and reflect alignment of management and shareholder interests. Wellington Management believes that financially material environmental and social issues, such as climate change or
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cybersecurity, can impact future cash flows. In collaboration with its dedicated ESG team, Wellington Management engages with management teams and boards of directors of certain companies to better understand strategic business issues and the willingness of a company to adapt. The dedicated ESG team also assists Wellington Management in its identification of global best practices, preparation for company engagement, and research related to voting proxies, as well as collaborates on new research paths. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may also invest in securities of foreign issuers and non-dollar securities and may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts and similar derivative instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Small Cap Growth Fund
Wellington Management employs what is often called a “bottom-up” approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management also analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may invest in securities of foreign issuers and non-dollar securities and may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Small Cap Value Fund
Wellington Management uses fundamental analysis to identify companies that it believes are undervalued due to a misunderstood change or perceived bias in the market place. As part of its investment process, Wellington Management focuses on companies that it believes are high quality and demonstrate a commitment to capital returns. The investment process is aided by a proprietary systematic screening process. As it relates to the screening process, it starts with a focus on eliminating stocks with minimal liquidity as well as those that are pre-revenue, have no earnings, or have negative Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA). From there, the screen ranks the universe on the best combination of valuation, quality, and capital returns, and Wellington Management focuses its efforts on the top half of the highest ranking stocks. Once this screening process is complete, the focus shifts to bottom-up fundamental analysis, seeking to identify potential biases or market or company-specific changes, review data, and filter out potential value traps. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
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In pursuit of its principal investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, futures, options and similar derivative instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities. The Fund may also opportunistically invest in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.
Small Company Fund
Wellington Management uses fundamental analysis to identify specific securities for purchase or sale. Wellington Management primarily invests in growth oriented stocks, but may invest in value oriented stocks as opportunities arise. Wellington Management looks at a number of factors as part of its fundamental analysis, such as revenue and earnings growth rate, market position, market trends, management quality, and other related measures of valuation and growth potential. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may also invest in restricted securities, including private placements, and may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts and similar derivative instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), real estate investment trusts (REITs), and exchange traded notes.
Foreign and Emerging Market Investments
Fund Assets Sub-Advised by Wellington Management
Unless stated otherwise in a Fund’s principal investment strategy, investments are deemed to be “foreign” (a) if an issuer’s domicile or location of headquarters is in a foreign country or (b) it is a foreign currency. Unless stated otherwise in a Fund’s principal investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) the Fund’s benchmark index provider designates as emerging. Unless stated otherwise in a Fund’s principal investment strategy, investments are deemed to be “emerging” (a) if an issuer’s domicile or location of headquarters is in an emerging market; or (b) it is an emerging market currency.
Use of Cash or Money Market Investments
Each Fund may participate in a cash sweep program whereby a Fund’s uninvested cash balance is used to purchase shares of affiliated or unaffiliated money market funds or cash management pooled investment vehicles at the end of each day. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Each Fund may also invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market funds for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, each Fund may invest some of its assets in these instruments to maintain liquidity, for cash management purposes, or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings.
Participation in Securities Lending Activities
Each Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1∕3%) of the value of its total assets.
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Consequences of Portfolio Trading Practices
A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.
Operational Risks Associated with Cybersecurity
A Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cybersecurity breaches of those technological or information systems. Cybersecurity breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a Fund and/or its service providers to suffer data corruption or lose operational functionality. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage.
About Each Fund’s Investment Objective
Each Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund. Each Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.
Investment Policies
Each of Core Equity Fund, Equity Income Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Small Company Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section (“80% Policy”). This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. In addition, a Fund may specify a market capitalization range for acquiring portfolio securities. If a security that is within the range at the time of purchase later falls outside the range, which may happen due to market fluctuation, the Fund may continue to hold the security. However, this change in market capitalization could affect the Fund’s flexibility in making additional investments in securities of the applicable issuer. A Fund’s 80% Policy is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of a Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% Policy covered by Rule 35d-1.
Additional Investment Strategies and Risks
Each Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Funds’ Combined Statement of Additional Information (“SAI”), which may be obtained free of charge by contacting the Funds (see back cover for address, phone number and website address).
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More Information About Risks
The principal and certain additional risks of investing in each Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. Many factors affect each Fund’s performance. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each Fund have varying degrees of risk. The SAI contains more detailed information about the Funds’ investment policies and risks.
√ Principal Risk X Additional Risk	Capital Appreciation Fund	Core Equity Fund	Dividend and Growth Fund	Equity Income Fund	Growth Opportunities Fund	Healthcare Fund
Active Investment Management Risk	√	√	√	√	√	√
Active Trading Risk	√				√
Asset Allocation Risk	√
Counterparty Risk	X	X	X	X	X	X
Currency Risk	√	X	√	√	√	√
Depositary Receipts Risk	X
Derivatives Risk	X	X	X	X	X	X
Forward Currency Contracts Risk	X
Futures and Options Risk	X	X
Hedging Risk	X	X	X	X	X	X
Dividend Risk	X		√	√
Equity Risk	√	√	√	√	√	√
Large Cap Securities Risk	√	√	√	√	√	X
Mid Cap Securities Risk	√	X	X	X	√	√
Small Cap Securities Risk	X	X	X	X	X	√
Exchange Traded Notes Risk	X	X	X	X	X	X
Foreign Investments Risk	√	X	√	√	√	√
Emerging Markets Risk	√	X	X	X	X	√
Growth Investing Style Risk					√
Healthcare Concentration Risk						√
Illiquid Investments Risk	X	X	X	X	X	X
Large Shareholder Transaction Risk	√	√	√	√	√	√
LIBOR Risk	X	X	X	X	X	X
Market Risk	√	√	√	√	√	√
Other Investment Companies Risk	X	X	X	X	X	X
Private Placement Risk	X				X
Quantitative Investing Risk	X	X			X
Real Estate Related Securities Risk	X	X	X	X	X
Restricted Securities Risk	X	X	X	X	X	X
Sector Risk	√		√	√	√
Securities Lending Risk	√	√	√	√	√	√
Use as an Underlying Fund Risk	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X
Value Investing Style Risk				√
Volatility Risk	X					X
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√ Principal Risk X Additional Risk	MidCap Fund	MidCap Value Fund	Quality Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Company Fund
Active Investment Management Risk	√	√	√	√	√	√
Active Trading Risk						√
Asset Allocation Risk
Counterparty Risk	X	X	X	X	X	X
Currency Risk	X	√	X	X	√	√
Depositary Receipts Risk			X
Derivatives Risk	X	X	X	X	X	X
Forward Currency Contracts Risk			X			X
Futures and Options Risk					X
Hedging Risk	X	X	X	X	X	X
Dividend Risk			√
Equity Risk	√	√	√	√	√	√
Large Cap Securities Risk	X	X	√	X	X	X
Mid Cap Securities Risk	√	√	X			X
Small Cap Securities Risk	X	X	X	√	√	√
Exchange Traded Notes Risk	X	X	X	X	X	X
Foreign Investments Risk	X	√	X	X	√	√
Emerging Markets Risk		X		X	X	X
Growth Investing Style Risk				√		√
Healthcare Concentration Risk
Illiquid Investments Risk	X	X	X	X	X	X
Large Shareholder Transaction Risk	√	√	√	√	√	√
LIBOR Risk	X	X	X	X	X	X
Market Risk	√	√	√	√	√	√
Other Investment Companies Risk	X	X	X	X	X	X
Private Placement Risk						X
Quantitative Investing Risk				X
Real Estate Related Securities Risk	X	X	X	X	X	X
Restricted Securities Risk	X	X	X	X	X	X
Sector Risk	√	√	√	√	√	√
Securities Lending Risk	√	√	√	√	√	√
Use as an Underlying Fund Risk	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X
Value Investing Style Risk		√	√		√
Volatility Risk	X	X		√	√	√
ACTIVE INVESTMENT MANAGEMENT RISK – The risk that, if the investment decisions and strategy of the portfolio manager(s) do not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the judgment of the portfolio manager(s) about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio manager(s)’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. In addition, to the extent a Fund allocates a portion of its assets to specialist portfolio managers, the styles employed by the different portfolio managers may not be complementary, which could adversely affect the Fund’s performance.
The financially material ESG factors that may be evaluated as part of a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG factors are not the only factors that may be considered by the portfolio manager(s) and as a result, the
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companies (or issuers) in which a Fund invests may not be considered ESG companies (or issuers) or have high ESG ratings. Further, the regulatory landscape with respect to ESG investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration.
ACTIVE TRADING RISK – Active trading could increase a Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may also adversely affect Fund performance.
ASSET ALLOCATION RISK – Asset allocation risk is the risk that, if a Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its investment objective or may underperform other funds with similar investment strategies. Certain Funds employ a multiple portfolio manager structure and combine different strategies into a single fund. The investment styles employed by the portfolio managers of these Funds may not be complementary, which could adversely affect the performance of such Funds.
COUNTERPARTY RISK – With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. A Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty. Over-the-counter derivatives may not offer a Fund the same level of protection as exchange traded derivatives.
CURRENCY RISK – The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries.
DEPOSITARY RECEIPTS RISK – A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Fund may invest in Depositary Receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Certain Funds may also invest in Global Depositary Notes (“GDNs”), a form of depositary receipt. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local bonds; however, they trade, settle, and pay interest and principal in U.S. Dollars. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary and holders of GDNs may have limited rights. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. A Fund may invest in, Chinese Depositary Receipts (“CDRs”) or other similar securities representing ownership of foreign listed securities. Generally, CDRs, in registered from, are designed for use in the Chinese securities markets. CDRs may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations.
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DERIVATIVES RISK – A Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by a Fund depends on the sub-adviser’s judgment with respect to a number of factors and a Fund’s performance could be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:
Counterparty/Credit Risk - The risk that the party on the other side of the transaction will be unable to honor its financial obligation to a Fund.
Currency Risk - The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage Risk - The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity Risk - The risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately.
Index Risk - If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, a Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.
Regulatory Risk - Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. In October 2020, the SEC adopted new regulations applicable to a Fund’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments that will, among other things, require a Fund to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of directors of the Fund. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of the new rule. The SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, as discussed herein, effective at the time that the Fund complies with the new rule. The new rule could impact the effectiveness or raise the costs of a Fund’s derivatives transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect Fund performance and cause the Fund to lose value. Compliance with the new rule will be required in August 2022.
Tax Risk - The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.
Short Position Risk - A Fund may also take a short position in a derivative investment, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.
Certain Funds may invest a significant portion of their assets in derivative instruments. If a Fund does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
FORWARD CURRENCY CONTRACTS RISK – A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow a Fund to establish a fixed rate of exchange for a future point in time. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. A Fund could also lose money when the contract is settled. A Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or
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recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
FUTURES AND OPTIONS RISKS – An option is an agreement that, for a premium payment or fee, gives the purchaser the right but not the obligation to buy or sell the underlying asset at a specified price during a period of time or on a specified date, or receive a cash settlement payment. A future is a contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specific amount of an asset at a specified future date at a specified price, or make a cash settlement payment. Futures and options are subject to the risk that the sub-adviser may incorrectly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors that may affect the value of the underlying asset. Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities. Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to a Fund from using the strategy. Futures and options may also involve the use of leverage as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options transactions may be effected on securities exchanges, in the case of certain options, or in the over-the-counter market. When options are purchased over-the-counter, a Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the contract. Futures and options may also be illiquid, and in such cases, a Fund may have difficulty closing out its position or valuing the contract. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
HEDGING RISK – Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
DIVIDEND RISK – Income provided by a Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing a Fund during such periods to underperform funds that do not focus on dividend-paying companies. A Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.
EQUITY RISK – Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Initial Public Offering Risk – IPOs are initial public offerings of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO is complete. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
Special Purpose Acquisition Companies Risk – A Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no
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operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.
LARGE CAP SECURITIES RISK − The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
MID CAP SECURITIES RISK – Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
SMALL CAP SECURITIES RISK – Small capitalization stocks may be more risky than stocks of larger capitalization companies. Historically, small capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to: less certain growth prospects; lower degree of liquidity in the markets for such stocks; thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time; limited product lines, markets or financial resources; dependence on a few key management personnel; increased sensitivity to changes in interest rates, borrowing costs and earnings; difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and greater difficulty borrowing money to continue or expand operations.
When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.
EXCHANGE TRADED NOTES RISK – Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks, including credit risk, similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds (“ETFs”). Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.
FOREIGN INVESTMENTS RISK – Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid, more volatile and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:
•
changes in currency exchange rates
•
changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•
increased volatility
•
substantially less volume on foreign stock markets and other securities markets
•
higher commissions and dealer mark-ups
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•
inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement
•
less uniform accounting, auditing and financial reporting standards
•
less publicly available information about a foreign issuer or borrower
•
less government regulation and oversight
•
unfavorable foreign tax laws
•
political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions)
•
differences in individual foreign economies
•
geopolitical events (including pandemics and epidemics) that may disrupt securities markets and adversely affect global economies and markets
Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.
The impact of the United Kingdom’s departure from the European Union (“EU”), commonly known as “Brexit,” and the potential departure of one or more other countries from the EU has and may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the United Kingdom’s post-departure framework and relationships may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
EMERGING MARKETS RISK – The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
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In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the U.S. or in China that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.
GROWTH INVESTING STYLE RISK – Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. If the portfolio manager incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the portfolio manager. Growth companies are often newer or smaller companies, or established companies that may be entering a growth cycle in their business. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
HEALTHCARE CONCENTRATION RISK – The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, such fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete. The profitability of healthcare-related companies may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business.
Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities.
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ILLIQUID INVESTMENTS RISK – An illiquid investment means an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment, as determined under the Fund’s liquidity risk management program. In addition, securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. If a Fund holds illiquid investments, it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of a Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.
LARGE SHAREHOLDER TRANSACTION RISK – A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.
LIBOR RISK – The use of certain London Interbank Offered Rates (collectively, “LIBOR”) are expected to be phased out by the end of 2021. However, it is possible that certain LIBORs may continue beyond 2021 and the most widely used LIBORs may continue until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on a Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to the end of 2021 with respect to certain LIBORs or mid-2023 for the remaining LIBORs.
MARKET RISK – Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally as well as global trade policies and political unrest or uncertainties. The value of a security or other investment may also change in value due to factors that affect an individual issuer, including data breaches and cybersecurity attacks, or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events (including pandemics and epidemics) or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. The adverse impact of any one or more of these events on the market value of Fund investments could be significant and cause losses. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. A recent outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
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OTHER INVESTMENT COMPANIES RISK – Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.
Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio.
A business development company (“BDC”), which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act, which was signed into law in March 2018, permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
PRIVATE PLACEMENT RISK – Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause a Fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine a Fund’s exposure to private placement investments, which could cause the Fund to invest to a greater extent than permitted in illiquid investments and subject the Fund to increased risks. Private placement investments may subject the Fund to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the Fund. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on a Fund’s performance.
QUANTITATIVE INVESTING RISK – The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select
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securities or other investments using other types of analysis. In addition, considerations that affect a security’s or other investment’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
REAL ESTATE RELATED SECURITIES RISK – The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
In addition to the risks facing real estate related securities, investments in real estate investment trusts (“REITs”), which pool investor money to invest in real estate and real estate related holdings, involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. Many issuers of real estate related securities are highly leveraged, which increases the risk to holders of such securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code or failure to maintain exemption from registration under the 1940 Act. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property, which may make REITs more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, a Fund will indirectly bear its proportionate share of those expenses. REITs and other real estate related securities tend to be small- to mid-cap stocks that are subject to risks of investing in small- to mid-cap stocks.
RESTRICTED SECURITIES RISK – Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses. Please see “Rule 144A Securities and Regulation S Securities Risk” below.
Rule 144A Securities and Regulation S Securities Risk – “Rule 144A” securities are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security. Offerings of Regulation S securities may be conducted outside of the United States. Regulation S securities are generally less liquid than registered securities, as a result, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be
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subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
SECTOR RISK – To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
SECURITIES LENDING RISK – Securities lending involves the risk that a Fund may lose money because the borrower of the securities the Fund has loaned out fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund. Securities lending also involves exposure to certain additional risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially so in certain international markets), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although a Fund’s securities lending agent has agreed to provide the Fund with indemnification in the event of a borrower default, the Fund is still exposed to the risk of losses in the event a borrower does not return the Fund’s securities as agreed and the agent fails to indemnify the Fund.
USE AS AN UNDERLYING FUND RISK – A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a fund that pursues its investment objective by investing primarily in other funds. As a result, a Fund may be subject to the following risks:
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A Fund, as an Underlying Fund, may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to invest in cash, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect Fund performance.
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Such transactions could increase or decrease the frequency of capital gain recognition by a Fund and could affect the timing, amount and character of distributions you receive from a Fund.
VALUATION RISK – This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.
VALUE INVESTING STYLE RISK – Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities are subject to a significant risk that they may never attain their potential value. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the sub-adviser believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
VOLATILITY RISK – The value of a Fund’s investments may fluctuate over a relatively short period of time. These fluctuations may cause a Fund’s net asset value per share to experience significant changes over similarly short periods of time.
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Disclosure of Portfolio Holdings
Each Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on its website at hartfordfunds.com no earlier than 25 calendar days after the end of each month. Each Fund also will publicly disclose on its website the largest ten holdings in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.
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The Investment Manager and Sub-Adviser
The Investment Manager
Hartford Funds Management Company, LLC (the “Investment Manager”) is the investment manager to each Fund. The Investment Manager is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. As of December 31, 2020, the Investment Manager and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $137.8 billion in discretionary assets under management. The Investment Manager is responsible for the management of the Funds and supervises the activities of the investment sub-adviser described below. The Investment Manager is principally located at 690 Lee Road, Wayne, Pennsylvania 19087.
“Manager of Managers” Structure
The Investment Manager and the Funds rely on an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) under which the Funds operate pursuant to a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the respective Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Investment Manager, on behalf of a Fund and subject to the approval of the Board of Directors, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with the Investment Manager (the “Original Relief”), as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager (the “Expanded Relief”), in each case without obtaining approval from the respective Fund’s shareholders. Shareholders of each of MidCap Value Fund and Small Cap Value Fund have approved the operation of the Fund under (i) both the Original Relief and the Expanded Relief set forth in the Order and/or (ii) any future law, regulation, guidance, or exemptive relief provided by the SEC. Each of Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, Healthcare Fund, MidCap Fund, Quality Value Fund, Small Cap Growth Fund, and Small Company Fund have approved the operation of these Funds under the “manager of managers” structure under the Original Relief set forth in the Order. Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
The Investment Sub-Adviser
Wellington Management serves as each Fund’s sub-adviser and performs the daily investment of the assets for each Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.291 trillion in assets.
Portfolio Managers
The portfolio managers for each Fund are set forth below. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds they manage.
Capital Appreciation Fund
The Fund employs a multiple portfolio manager structure. Gregg R. Thomas, CFA, selects and oversees the Fund’s portfolio management team and determines how Fund assets are allocated among the team’s members. Mr. Simon supports Mr. Thomas and is involved in overseeing the allocation of assets among the Fund’s portfolio management teams. Allocations to a portfolio management team may change at any time based on market conditions and/or Fund performance. Each portfolio management team has full discretion to manage its sleeve. The portfolio managers with the most significant responsibilities are set forth below.
Gregg R. Thomas, CFA, Senior Managing Director and Director, Investment Strategy of Wellington Management, has served as a portfolio manager for the Fund since 2013. Mr. Thomas rejoined Wellington Management in 2002 and has been an investment professional since 1993.
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Thomas S. Simon, CFA, FRM, Senior Managing Director and Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2019 and has been involved in research and portfolio construction for the Fund since 2016. Mr. Simon joined Wellington Management in 2009 and has been an investment professional since 2001.
Core Equity Fund
Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2010 and has been involved in portfolio management and securities analysis for the Fund since its inception in 1998. Mr. Chally joined Wellington Management as an investment professional in 1994.
David A. Siegle, CFA, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2017 and has been involved in securities analysis for the Fund since 2008. Mr. Siegle joined Wellington Management as an investment professional in 2001.
Douglas W. McLane, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2017 and has been involved in securities analysis for the Fund since 2011. Mr. McLane joined Wellington Management as an investment professional in 2011.
Dividend and Growth Fund
Matthew G. Baker, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2010 and has been involved in securities analysis for the Fund since 2004. Mr. Baker joined Wellington Management as an investment professional in 2004.
Nataliya Kofman, Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2019 and has been involved in securities analysis for the Fund since 2006. Ms. Kofman joined Wellington Management as an investment professional in 2006.
Equity Income Fund
W. Michael Reckmeyer, III, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2007 and has been involved in securities analysis for the Fund since 2003. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.
Adam H. Illfelder, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2019 and has been involved in securities analysis for the Fund since 2008. Mr. Illfelder joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Illfelder was an investment professional with Putnam Investments from 1997 to 2005.
Matthew Hand, CFA, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2019 and has been involved in securities analysis for the Fund since 2004. Mr. Hand joined Wellington Management as an investment professional in 2004.
Growth Opportunities Fund
Stephen Mortimer, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2010 and has been involved in securities analysis for the Fund since 2003. Mr. Mortimer joined Wellington Management as an investment professional in 2001.
Mario E. Abularach, CFA, Senior Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2006 and has been involved in securities analysis for the Fund since 2001. Mr. Abularach joined Wellington Management as an investment professional in 2001.
Healthcare Fund
The Fund is managed by a team of global industry analysts. Each member of the team manages a portion of the Fund based upon their specific areas of coverage within the health care sector. The allocations to each sub-sector are determined by the team with the S&P Composite 1500 Health Care Index sub-industry classifications providing a framework for such allocations.
Jean M. Hynes, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since its inception in 2000 focused primarily on the pharmaceutical and biotechnology sectors. Ms. Hynes joined Wellington Management in 1991 and has been an investment professional since 1991. Effective June 30, 2021, Ms. Hynes will no longer serve as a portfolio manager to the Fund.
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Ann C. Gallo, Senior Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since its inception in 2000 focused primarily on the healthcare services sector. Ms. Gallo joined Wellington Management as an investment professional in 1998.
Robert L. Deresiewicz, Senior Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2004 and has been involved in securities analysis for the Fund since 2000 focused primarily on the biotechnology sector. Dr. Deresiewicz joined Wellington Management as an investment professional in 2000.
Rebecca D. Sykes, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2020 and has been involved in securities analysis for the Fund since 2007. Ms. Sykes joined Wellington Management in 2007 and has been an investment professional since 2005.
MidCap Fund
Philip W. Ruedi, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2010. Mr. Ruedi has been involved in securities analysis for the Fund since 2004. Mr. Ruedi joined Wellington Management as an investment professional in 2004.
Mark A. Whitaker, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2010 and has been involved in securities analysis for the Fund since 2004. Mr. Whitaker joined Wellington Management as an investment professional in 2004.
MidCap Value Fund
Gregory J. Garabedian, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2017 and has been involved in securities analysis for the Fund since 2006. Mr. Garabedian joined Wellington Management as an investment professional in 2006.
Quality Value Fund
Matthew G. Baker, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2017. Mr. Baker is also a portfolio manager for The Hartford Dividend and Growth Fund and Hartford Dividend and Growth HLS Fund. Mr. Baker joined Wellington Management as an investment professional in 2004.
Nataliya Kofman, Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2020 and has been involved in securities analysis for the Fund since 2017. Ms. Kofman joined Wellington Management as an investment professional in 2006.
Small Cap Growth Fund
Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2009. Mr. Chally joined Wellington Management as an investment professional in 1994.
David A. Siegle, CFA, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2017 and has been involved in securities analysis for the Fund since 2009. Mr. Siegle joined Wellington Management as an investment professional in 2001.
Douglas W. McLane, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2017 and has been involved in securities analysis for the Fund since 2011. Mr. McLane joined Wellington Management as an investment professional in 2011.
Small Cap Value Fund
Sean Kammann, Managing Director and Equity Portfolio Manager, has served as portfolio manager of the Fund since 2018. Mr. Kammann joined Wellington Management as an investment professional in 2007.
Small Company Fund
Steven C. Angeli, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2000 and has been involved in securities analysis for the Fund since 1999. Mr. Angeli joined Wellington Management as an investment professional in 1994.
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John V. Schneider, CFA, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2018 and has been involved in securities analysis for the Fund since 2016. Mr. Schneider joined Wellington Management as an investment professional in 2016. Prior to joining Wellington Management, Mr. Schneider was an investment professional at Granahan Investment Management (2006-2016) and MFS Investment Management (2000-2006).
Ranjit Ramachandran, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2020 and has been involved in securities analysis for the Fund since 2014. Mr. Ramachandran joined Wellington Management as an investment professional in 2014.
MANAGEMENT FEE. Each Fund pays a monthly management fee to the Investment Manager as set forth in its investment management agreement at an annual rate based on the Fund’s average daily net asset value. The Investment Manager pays a sub-advisory fee to Wellington Management out of its management fee. For the fiscal year ended October 31, 2020, each Fund paid the Investment Manager the following effective management fee as a percentage of average daily net assets:
Fund	Effective Management Fee
Capital Appreciation Fund	0.66%
Core Equity Fund	0.34%
Dividend and Growth Fund	0.61%
Equity Income Fund	0.62%
Growth Opportunities Fund	0.70%
Healthcare Fund	0.85%
MidCap Fund	0.71%
MidCap Value Fund	0.73%
Quality Value Fund	0.45%
Small Cap Growth Fund	0.71%
Small Cap Value Fund	0.70%
Small Company Fund	0.81%
A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for each Fund with the Investment Manager, as well as the investment sub-advisory agreement for each Fund between the Investment Manager and the sub-adviser, is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2020.
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Classes of Shares
Each Fund offers the following classes of shares:
Fund	A	T	C	I	R3	R4	R5	R6	Y	F
Capital Appreciation Fund	√		√	√	√	√	√	√	√	√
Core Equity Fund	√	√*	√	√	√	√	√	√	√	√
Dividend and Growth Fund	√		√	√	√	√	√	√	√	√
Equity Income Fund	√		√	√	√	√	√	√	√	√
Growth Opportunities Fund	√		√	√	√	√	√	√	√	√
Healthcare Fund	√		√	√	√	√	√	√	√	√
MidCap Fund	√		√	√	√	√	√	√	√	√
MidCap Value Fund	√		√	√	√	√	√		√	√
Quality Value Fund	√		√	√	√	√	√	√	√	√
Small Cap Growth Fund	√		√	√	√	√	√	√	√	√
Small Cap Value Fund	√		√	√	√	√	√	√	√	√
Small Company Fund	√		√	√	√	√	√	√	√	√
*
Class T shares are not currently available for purchase and not currently sold in any State or to residents of any State, including Oklahoma and residents of Oklahoma.
Investor Requirements
This section describes investor requirements for each class of shares offered by the Funds. Each Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.
Class A Shares. Class A shares are generally available for purchase by all investors other than retirement plans, except as described below. Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:
•
If the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator. These types of retirement plans may purchase Class A shares at net asset value without a sales charge; and
•
If the plan is an employer-sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this prospectus.
Class T Shares. Class T shares are available through certain financial intermediaries with which Hartford Funds Distributors, LLC has an agreement to sell Class T shares of a Fund. Not all financial intermediaries make Class T shares available to their clients.
Class C Shares. Class C shares are generally available for purchase by all investors other than retirement plans. The Funds do not accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any such direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.
Class I Shares. Class I shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with Hartford Funds Distributors, LLC (the “Distributor”) to offer Class I shares;
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies; and
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•
to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser(s) to the Funds, Hartford Administrative Services Company, and their affiliates.
Class I shares are not available to qualified employee benefit plans and other retirement savings plans. This restriction does not apply to qualified employee benefit plans (such as a health savings account or health savings plan) offered to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser(s) to the Funds, Hartford Administrative Services Company, and their affiliates. Class I shares have a minimum investment requirement of $2,000 for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
Class R3, Class R4, Class R5 and Class R6 Shares. Class R3, R4, R5 and R6 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans, health savings plans, health savings accounts, and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans). Class R3, R4, R5 and R6 shares generally are available only where the shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial services firm). Class R3, R4, R5 and R6 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.
Class Y Shares. Class Y shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with the Distributor to offer Class Y shares through a no-load network or platform (as discussed below under “Commissions and Transaction Fees”, a financial intermediary may require you to pay a commission when buying and selling such “no-load” shares); and
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies.
Class Y shares have an investment minimum of $250,000, which is waived when the shares are purchased through omnibus accounts (or similar types of accounts). The investment minimum for Class Y shares does not apply to qualified employee benefit plans and other retirement savings plans.
Class Y shares are no longer available to new qualified employee benefit plans and other retirement savings plans, except as indicated below. Purchases of Class Y shares by certain retirement plans are permitted under the following circumstances: (i) purchases by qualified employee benefit plans and other retirement savings plans that held Class Y shares of any Hartford mutual fund as of close of business on March 29, 2019; (ii) purchases through reinvestment of dividends; (iii) purchases by qualified employee benefit plans and other retirement savings plans that have been pre-approved by the Distributor to purchase Class Y shares; and (iv) purchases, including through reinvestment of dividends, by qualified employee benefit plans and other retirement savings plans that received shares of the Fund as part of a reorganization.
Class F Shares. Class F shares are generally only available through financial intermediaries that have entered into an appropriate agreement to sell Class F shares of a Fund. However, purchases by affiliated investment companies, purchases by 529 plans or purchases of $1,000,000 or more of Class F shares may be made directly through the Funds’ transfer agent. Class F shares are not available to retirement plans. Class F shares do not have a minimum initial investment requirement when the shares are purchased through omnibus accounts (or similar types of accounts). All other eligible investors must meet the minimum initial investment requirement of at least $1,000,000 in Class F shares of a Fund, except for affiliated investment companies and 529 plans. Each Fund reserves the right in its sole discretion to waive the minimum initial investment requirement.
Choosing a Share Class
Each share class has its own cost structure, allowing you to choose the one that best meets your needs. When you choose your class of shares, you should consider a number of factors, including the size of your investment and how long you plan to hold your shares, the expenses borne by each class, any front-end sales charge or contingent deferred sales charge (“CDSC”) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may
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lower the return on your investment when compared to a less expensive class. The Funds, the Funds’ transfer agent, and the Distributor do not provide investment advice. Please contact your financial intermediary to determine which share class may be appropriate for you.
In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial intermediary or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.
Each of Class A, Class T, Class C, Class R3 and Class R4 has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees*
Class A	Described under “How Sales Charges are Calculated”	Described under “How Sales Charges are Calculated”	0.25%
Class T**	Described under “How Sales Charges are Calculated”	None	0.25%
Class C***	None	1.00% on shares sold within one year of purchase	1.00%
Class I	None	None	None
Class R3	None	None	0.50%
Class R4	None	None	0.25%
Class R5	None	None	None
Class R6	None	None	None
Class Y	None	None	None
Class F	None	None	None
*
As a percentage of the Fund’s average net assets.
**
Class T shares are not currently available for purchase and not currently sold in any State or to residents of any State, including Oklahoma and residents of Oklahoma.
***
Automatic conversion of Class C shares to Class A shares as set forth in the section entitled “Automatic Conversions,” thus reducing future annual expenses (certain exclusions may apply).
COMMISSIONS AND TRANSACTION FEES. You may be required to pay a commission to your financial intermediary when buying or selling Class I, Class R6, Class Y, or Class F shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this prospectus. Please contact your financial intermediary for more information on commissions. Although the Funds do not charge a transaction fee, you may be charged a fee by financial intermediaries for the purchase or sale of a Fund’s shares through that financial intermediary. This transaction fee is separate from any sales charge that a Fund may apply. Please contact your financial intermediary for more information on transaction fees.
How Sales Charges Are Calculated
Class A Shares. The table below presents the front-end sales charge for each Fund as a percentage of both the offering price and the net amount invested and commissions to dealers as a percentage of the offering price.
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 – $99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
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(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).
For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%. The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares. Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Fund.
The Distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The Distributor may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under some of the categories listed under “Front-End Sales Charge Waivers for Class A Shares.” Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and CDSC.
You may qualify for a reduced sales charge, or the sales charge may be waived, as described under “Sales Charge Reductions and Waivers for Class A and Class C Shares.” Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the prospectus.
Class T Shares. Class T shares pay sales charges and commissions to dealers for each Fund as follows. The offering price includes the front-end sales charge.
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 – $499,999	2.00%	2.04%	2.00%
$500,000 – $999,999	1.50%	1.52%	1.50%
$1 million or more	1.00%	1.01%	1.00%
In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).
Class C Shares. Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.
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Years After Purchase	CDSC
1st year	1.00%
After 1 year	None
For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of the Class C CDSC as if it had been incurred prior to the expiration of the applicable period. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
When you request a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC. If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.
Additional Information Regarding the CDSC with respect to Class A and Class C Shares. Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to a Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of each Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with the maximum applicable sales charge at the time of the purchase.
Sales Charge Reductions and Waivers for Class A and Class C Shares. There are several ways you can combine multiple purchases of shares of the Hartford mutual funds to take advantage of the breakpoints in the Class A shares’ sales charge schedule. In all instances, it is your responsibility to notify your financial intermediary or the Funds’ transfer agent at the time of purchase of any facts qualifying you for sales charge waivers or discounts. If you do not let your financial intermediary or the Funds’ transfer agent know that you are eligible for a sales charge waiver or discount, you may not receive the sales charge breakpoints to which you are otherwise entitled. The Funds’ transfer agent may require evidence of your qualification for such reductions or waivers. The availability of these sales load waivers and/or discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers and/or discounts. In addition, any intermediary specific sales load waivers and/or discounts are reproduced in Appendix A based on information provided by the financial intermediaries.
Reducing Your Class A Sales Charges – The Class A shares front-end sales charge may be reduced as follows:
•
Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by each Fund are indicated under the heading “How Sales Charges Are Calculated - Class A Shares.”
•
Accumulation Privilege – Under the accumulation privilege, the applicable sales charge level for Class A shares of a Fund is calculated by aggregating (a) the dollar amount then being purchased plus (b) an amount equal to the then-current, as of the business day immediately prior to such purchases, net asset value of the purchaser’s holdings of all shares (other than Class T, Class R3, Class R4, Class R5, Class R6) of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts for which Hartford Funds Management Company, LLC serves as the program manager. For purposes of this Accumulation Privilege, a qualifying investor may include all shares owned by family members which means the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. Employer-sponsored retirement plans or certain tax qualified retirements accounts may also receive these breakpoints as long as the Funds’ transfer agent or the financial intermediary is notified at the time of purchase. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.
•
Letter Of Intent – lets you purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares. Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan
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accounts for which Hartford Funds Management Company, LLC serves as the program manager owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. For purposes of determining the applicable sales charge and breakpoint schedules when purchasing shares pursuant to a LOI, the sales charge and breakpoint schedules in effect when the initial shares under the LOI were purchased apply. During the term of a LOI, the Funds’ transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate you to buy or a Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. A written request by the Funds’ transfer agent will be sent to a shareholder prior to the expiration of the LOI. If the Class A shareholder does not purchase the amount specified in the LOI by the end of the 13-month period, the Funds’ transfer agent will redeem an appropriate number of escrowed shares for an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. This redemption may be treated and reported as a taxable transaction to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI period will receive a corresponding commission adjustment if appropriate. Additional information about the terms of the LOI is available from your financial intermediary or from the Funds’ transfer agent at 1-888-843-7824.
Front-End Sales Charge Waivers for Class A Shares – The Class A shares front-end sales charge may be waived for the following individuals and institutions:
•
selling broker dealers and their employees and sales representatives (and their family members, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,
•
financial representatives using Fund shares in fee-based investment products under a signed agreement with the Funds,
•
current or retired officers, directors and employees (and their family members, as defined above under the “Accumulation Privilege” section) of the Funds, The Hartford, the sub-advisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates. Such individuals may also purchase Class I shares at net asset value,
•
welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•
if the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator,
•
college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code,
•
investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers,
•
purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with the distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees, and
•
any purchases of Class A shares in an account maintained directly with the Funds’ transfer agent where there is no financial intermediary specified or Hartford Funds Distributors, LLC is listed as the dealer of record. However, if such account subsequently lists a third party dealer of record, any subsequent purchases of Class A shares in that account will be subject to any applicable front-end sales charge.
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CDSC Waivers – As long as the Funds’ transfer agent or your financial intermediary is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:
•
to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated.
•
for death or disability.
•
under reorganization, liquidation, merger or acquisition transactions involving other investment companies.
•
under the following circumstances, for employer-sponsored retirement plans or tax qualified retirement accounts:
(1) to return excess contributions,
(2) hardship withdrawals as defined in employer-sponsored retirement plans,
(3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4) to meet minimum distribution requirements under the Internal Revenue Code,
(5) to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and
(6) after separation from service.
•
for Class C shares only, for withdrawals made pursuant to loans taken from qualified retirement plans. Loans are defined by the retirement plan’s administrator at the time of the withdrawal.
The availability of these sales load waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers. In addition, any intermediary specific sales load waivers are reproduced in Appendix A based on information provided by the financial intermediaries.
Reinstatement Privilege
If you sell shares of a Fund, you may reinvest some or all of the proceeds in shares of that Fund or any other Hartford mutual fund within 90 days without a sales charge, as long as the Funds’ transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of a Fund. In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those amounts that do not exceed the maximum qualified plan contribution amount for their account in that given tax year. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. All accounts involved must have the same registration.
There is no reinstatement privilege available for Class T shares.
Information about sales charges and sales charge reductions or waivers is available, free of charge, on the Funds’ website hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.
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How To Buy And Sell Shares
Important Information About Procedures for Opening a New Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, Federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. What this means to you: when you open an account, we will ask for names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity.
We are also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each of your authorized signers. We appreciate your cooperation.
If a Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.
Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with a Fund. In general, shareholders and authorized traders may only place trades with a Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.
Each Fund offers the classes of shares described in “Classes of Shares” above and not all share classes discussed below may be available for each Fund.
Initial Purchases
Before you invest, please read this prospectus carefully.
Determine how much you want to invest. The minimum investment amounts are as follows:
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Class A, Class C and Class I shares – $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.
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Class T shares - $2,000 for initial investments, at least $50 for subsequent investments.
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Class R3, Class R4, Class R5 and Class R6 shares – no investment minimum and no subsequent investment minimum.
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Class Y shares – $250,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
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Class F shares - $1,000,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
To make an initial investment in a class of shares of a Fund, please contact your financial intermediary. Certain classes may not be available through all financial intermediaries. For more information regarding investing through a financial intermediary, please see “Additional Information Regarding Investing through a Financial Intermediary” below.
Certain classes of shares of a Fund may also be purchased through the Funds’ transfer agent by filling out an account application and mailing it to the address below. The Funds do not accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any such direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will automatically be invested in Class A shares. Class T shares are not available directly through the Funds’ transfer agent.
Accounts held directly with the transfer agent (i.e. not plan level or an omnibus position) are charged a $30 annual direct account fee. All accounts are subject to this fee other than accounts of any sub-adviser to the Hartford Funds, accounts of employees of the sub-advisers to the Hartford Funds, 529 college savings plan accounts for which Hartford Funds Management Company, LLC serves as the program manager, and affiliated investment companies. This fee is not charged to shareholders who hold Fund shares through an omnibus account with a financial intermediary. Under certain limited circumstances, the $30 annual direct account fee may be waived for certain other accounts at the
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discretion of Hartford Administrative Services Company. A confirmation of the fee assessment, if applicable, will appear on your next quarterly account statement subsequent to the actual assessment date. If you have questions about the direct account fee, please call the transfer agent at 1-888-843-7824. If you are invested in the Funds directly through a retirement account or Coverdell Education Savings Account with UMB Bank, n.a., you will also be subject to an annual maintenance fee of up to $25.
If purchasing shares through the Funds’ transfer agent, please send your account application to the following address:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
Class C Shares Purchase Limits
Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes (except Class R3, R4, R5 and R6 shares) held with the Distributor have a total value equal to $999,999, you will not be able to purchase Class C shares. For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, R4, R5 and R6 shares) held with the Distributor that are linked under a Letter of Intent or Accumulation Privilege will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial intermediary when choosing a share class.
Additional Purchases of Shares
You may purchase additional shares of a Fund through your financial intermediary. Your financial intermediary may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also purchase additional shares through the Funds’ transfer agent as follows:
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On the Web – Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions.
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By Phone – To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For your protection, telephone requests may be recorded in order to verify their accuracy.
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In Writing With a Check – Make out a check for the investment amount, payable to “Hartford Funds.” Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered. Deliver the check and your completed application, investment slip, or letter of instruction to your financial intermediary or plan administrator, or mail to:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
•
By Electronic Funds Transfer or Wire – For complete instructions on how to purchase shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824.
Please note that these features may not be available for all classes of shares and in such instances, you will need to make additional purchases through your financial intermediary.
Selling Shares
You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to a Fund and may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also sell your shares through the Funds’ transfer agent as noted below.
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•
On the Web – Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions. To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.
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By Phone – Only non-retirement accounts or IRA plans may redeem by telephone, and redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824. For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days. For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”
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By Electronic Funds Transfer or Wire – For complete instructions on how to redeem shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824. Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day. Your bank may charge a fee for these services. For your protection, electronic funds transfer and wire redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.
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By Letter or Form – In certain circumstances, you will need to make your request to sell shares in writing. Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at hartfordfunds.com. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if: you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s). For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address below.
Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.
Please note that these features may not be available for all classes of shares and in such instances, you will need to sell shares through your financial intermediary.
For the following types of accounts, you must provide the following additional documentation if you are selling your shares by letter:
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IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) – Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.
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Automatic 401k Rollover IRAs – Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.
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403(b) – 403(b) Distribution Request Form.
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Owners Or Trustees Of Trust Accounts – Call 1-888-843-7824 for instructions.
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Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death – Call 1-888-843-7824 for instructions.
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Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds	Hartford Funds	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
P.O. Box 219060	430 W 7th Street, Suite 219060
Kansas City, MO 64121-9060	Kansas City, MO 64105-1407
FAX: 1-888-802-0039
Exchanging Shares
You may exchange one class of shares of a Fund for shares of the same class of any other Hartford mutual fund if such share class is available. Class T shares have no exchange privileges. Under certain limited circumstances, you may also be able to exchange Class R6 shares for SDR shares of other Hartford mutual funds. With respect to exchanges of Class A shares and Class C shares, any CDSC will continue to be calculated from the date of your initial investment but will not be charged at the time of the exchange. The CDSC schedule of the original shares purchased will continue to apply after such exchange.
Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator or financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you wish to exchange.
If you are a Class A or Class C shareholder, you may also request an exchange by doing the following:
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If you hold your shares directly with the transfer agent (i.e. not plan level or an omnibus position) and have an online account with hartfordfunds.com, you may exchange your shares on the web by accessing your account online and following the instructions.
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Write a letter of instruction indicating the Fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address listed below.
The registration for both accounts involved in the exchange must be identical and you must meet the initial investment minimum applicable to such shares of the other Fund (as disclosed in the prospectus), except as noted below with respect to Class Y shares. All exchanges are made at net asset value. If doing a partial exchange, you must retain at least $1,000 in the Fund from which you exchange. Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange.
You may be subject to tax liability or sales charges as a result of your exchange. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
Each Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.
Automatic Conversions
Class C shares automatically convert to Class A shares of the same Fund after 10 years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least 10 years. Effective April 1, 2021, the automatic conversion period for Class C shares will shorten from 10 years to 8 years. Any shares that have already aged over 8 years will convert at that time. Prior to April 1, 2021, these conversions will occur during the month in which the 10-year anniversary of the purchase occurs and after April 1, 2021, the conversions will occur during the month in which the 8-year anniversary of the purchase occurs. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A may be limited.
Class C shares held in an account directly through the Funds’ transfer agent for which no financial intermediary is specified or Hartford Funds Distributors, LLC is listed as the dealer of record will periodically be converted to Class A shares.
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion without the imposition of any front-end sales charge or CDSC. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
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Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
Conversions
Subject to the conditions set forth in this section, shares of one class of a Fund may be converted into (i.e., reclassified as) shares of a different class of the same Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the prospectus). Subject to certain limited circumstances, Class R3, Class R4, Class R5 and Class R6 (each an “R share”) of a Fund may be converted into (i.e., reclassified) a different R share class in the same Fund. Under certain circumstances, the following other classes are eligible for conversions:
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Class A shares may be converted into Class R6 shares or Class F shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares;
•
Class A shares may be converted into Class I shares or Class Y shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs or a no-load network or platform, among other reasons consistent with the eligibility requirements of such class;
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Class C shares may be converted into Class A shares or Class I shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the shareholder is eligible to purchase Class A shares at NAV or the conversion is made to facilitate the shareholder’s participation in certain fee based advisory programs;
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Class I shares may be converted into Class Y shares,  Class R6 shares or Class F shares; and
•
Class Y shares may be converted into Class R6 shares or Class F shares.
In addition to the conversion scenarios described above, in certain circumstances, shares of one class of shares may be converted into shares of another share class of the same Fund for which the shareholder is eligible in the event that (a) the shareholder switches to another financial intermediary that does not offer such share class and such financial intermediary offers another share class of the same Fund for which such shareholder is eligible; or (b) the shareholder is no longer eligible to purchase such share class based on the eligibility requirements set forth in the prospectus or the applicable regulatory determination made by such shareholder’s financial intermediary (for example, the shareholder no longer participates in a fee-based, wrap, or other investment platform program of its financial intermediary or related to the requirements of a settlement agreement that the financial intermediary entered into with a regulatory body). Conversions of a share class into Class A shares under the foregoing limited circumstances will be at net asset value without the imposition of a front-end sales charge.
Not all share classes discussed above may be available for each Fund and not all of the conversions discussed above may be available through your financial intermediary. Financial intermediaries that are interested in a conversion on behalf of a shareholder should call 1-888-843-7824 to determine whether such feature is available. Please note that (1) both accounts involved in the conversion must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place. In addition, the financial intermediary must process and report the transaction as a conversion.
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
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Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds	Hartford Funds	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
P.O. Box 219060	430 W 7th Street, Suite 219060
Kansas City, MO 64121-9060	Kansas City, MO 64105-1407
FAX: 1-888-802-0039
Valuation of Shares
The net asset value per share (“NAV”) is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The net asset value for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Boards of Directors (“Board”) of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.
Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost.
Exchange traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or
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other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
Buy and Sell Prices
When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.
Execution Of Requests
Each Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators. For more information regarding requests in “good order,” please see below.
Each Fund reserves the right to reject any purchase order in whole or in part and suspend and resume the sale of any share class of the Fund at any time for any reason.
With respect to accounts directly held through the Funds’ transfer agent, you may buy and sell shares of each Fund on the web, by telephone, by wire or by mail. With respect to accounts directly held through the Funds’ transfer agent, you may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box. At times of peak activity, it may be difficult to place requests by phone. During these times, visit hartfordfunds.com or consider sending your request in writing.
For shareholders that hold accounts with financial intermediaries, each Fund typically expects to pay sale proceeds to a redeeming shareholder’s account within 1 - 3 business days following receipt of the shareholder redemption order. For sale proceeds that are paid directly to a shareholder with respect to accounts held directly with the transfer agent, each Fund typically expects to pay sales proceeds, by electronic funds transfer, wire or by mailing a check, to redeeming shareholders within 1 business day, following receipt of the shareholder redemption order. Payment of redemption proceeds may take longer than the time each Fund typically expects and may take up to seven days as permitted by the Investment Company Act of 1940, as amended. The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.
Under normal conditions, each Fund expects to meet redemption orders by using a combination of cash and cash equivalents holdings (including cash flows into the Fund) and/or by the sale of portfolio investments, although each Fund reserves the right to use temporary borrowings from its custodian bank (in the form of overdrafts) to meet redemptions, if necessary. As the Investment Manager determines to be appropriate in response to unusual circumstances or stressed market conditions, each Fund may use a line of credit, reverse repurchase agreements, interfund lending, or in-kind redemptions to meet redemption requests. As of March 1, 2021, each Fund does not engage in interfund lending.
Additional Information Regarding Investing through a Financial Intermediary
You may purchase shares of the Funds through an approved financial intermediary. These intermediaries may charge you additional fees and may require different minimum investments or impose other limitations on buying and selling shares in addition to those applicable to shareholders who invest in the Funds directly. Please note that if you are purchasing shares through a retirement plan, you may need to call the administrator of the plan for details on
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purchases, redemptions and other account activity. Some of the services and programs described in this prospectus may not be available or may differ if you are purchasing shares through a financial intermediary. You should check with your financial intermediary for further details.
Requests In “Good Order”
All purchase and redemption requests must be received by a Fund in “good order.” This means that your request includes all accurate required information. The specific requirements for “good order” depend on the type of transaction and the method of purchase. The information generally required includes:
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Name, date of birth, residential address, and social security number.
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The Fund name, share class and account number.
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The amount of the transaction (in dollars or shares).
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Signatures of all owners exactly as registered on the account (for mail requests).
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Medallion signature guarantee or Signature Validation Program stamp (if required).
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Any supporting legal documentation that may be required.
Frequent Purchases and Redemptions of Fund Shares
The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force a Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund’s NAV for long-term shareholders.
If you intend to trade frequently or use market timing investment strategies, you should not purchase the Funds.
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, a Fund may consider an investor’s trading history in any of the Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for the prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.
It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into a Fund and a redemption of or an exchange out of the same Fund in a dollar amount that the Funds’ transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange order request for a Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Funds. The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or its registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of $1,000 or less; (5) transactions by Funds of Funds where Hartford Funds Management Company, LLC or an affiliate serves as the investment adviser; (6)
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transactions by 529 plans where Hartford Funds Management Company, LLC or an affiliate is the program manager; (7) permitted conversion of shares from one share class to another share class within the same Fund; and (8) transactions, including certain rebalancing transactions, that a Fund, in its discretion, determines are not abusive or harmful.
The Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The Funds’ procedures with respect to omnibus accounts are as follows: (1) Where the Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where the Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, the Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Funds’ transfer agent also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.
The use of fair value pricing can serve both to make the Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. The Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the Funds’ fair value procedures, please refer to “Valuation of Shares.”
The Funds reserve the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. The Funds, the Investment Manager, and/or the Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.
Certificated Shares
Shares are electronically recorded and share certificates are not issued.
Account Closings
There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.
Neither the Funds, the Investment Manager, the Distributor, Hartford Administrative Services Company nor any of their affiliates will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Sales In Advance of Purchase Payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.
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Special Redemptions
Although each Fund would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash. When the shareholder sells portfolio securities received in this fashion, transaction costs would be incurred. Prior to such sale, the shareholder would be exposed to market risk. Any such securities would be valued for the purposes of making such payment at the same value as used in determining a Fund’s net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.
Abandoned Property
It is the responsibility of the shareholder to keep the shareholder’s account(s) active and to provide Hartford Funds with a current and correct address for the shareholder’s account(s). An out-of-date or incorrect address may cause a shareholder’s account statements and other mailings to be returned to Hartford Funds. If your account has no activity in it within a certain period of time, Hartford Funds may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes. For IRAs escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well. Hartford Funds will not be liable to a shareholder or a shareholder’s financial intermediary for good faith compliance with state unclaimed or abandoned property (escheatment) laws or related federal tax withholding requirements.
To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with a Fund, you should contact your financial intermediary, retirement plan or other third party intermediary regarding applicable state escheatment laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. Hartford Funds strongly encourages you to keep your account active and up-to-date. Depending on laws in your jurisdiction, you may assist us in safeguarding your investments for accounts directly held with Hartford Funds by at least once a year: (i) logging in to your account at hartfordfunds.com and viewing your account information; (ii) calling Hartford Funds at 1-888-843-7824 for an account balance or speaking with a customer service representative at the same phone number after you go through a security verification process; and (iii) taking action on letters received in the mail from Hartford Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and promptly following the directions in such letters. Residents of certain states may designate a representative to receive escheatment or abandoned property notices regarding Fund shares. For more information, please contact your financial intermediary. Please be advised that simply visiting the above Hartford Funds website or making contact by phone may not establish sufficient contact for purposes of escheatment laws in certain states. Check with your state of residence for specifics.
Payment Requirements
All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.
If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that a Fund or the Distributor has incurred.
Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Funds on behalf of customers with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.
Account Statements and Duplicate Copies of Materials to Households
You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent, depending on how your shares are held with a Fund. If you receive account statements from the transfer agent, you may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.
To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the summary prospectus, shareholder reports (to the extent received by mail), proxy statements, and information statements. You may view current prospectuses/summary prospectuses and shareholder reports on our website. If you hold your account directly with the Funds’ transfer agent and you want to receive multiple copies of these materials, you may call us at 1-888-843-7824 or notify us in writing. Individual copies of such materials will be sent to you commencing within 30 days after we receive your request to stop householding for accounts directly held with the
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Funds’ transfer agent. If your account is not held directly with the Funds’ transfer agent, please contact your financial intermediary for information on your financial intermediary’s policy with respect to householding and/or how to change your householding status.
Additional Investor Services - Class A and Class C Shares
Contact your financial intermediary to determine if you are eligible for any additional investor services. The following outlines the additional investor services for accounts that are directly held with the Fund’s transfer agent:
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Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to a Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.” If you are using AIP to open an account, you must invest a minimum initial investment of $250 into a Fund and invest a minimum of $50 per month into the Fund.
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Systematic Withdrawal Plan (SWP) may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more. Also, make sure you are not planning to invest more money in this account (buying shares of a Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges). Specify the payee(s), who may be yourself or any other party. There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner. Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial intermediary or the transfer agent.
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Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from a Fund to the same class of shares of another Hartford mutual fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.” Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.
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Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by a Fund into the same class of another Hartford mutual fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.
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Systematic Exchange lets you automatically transfer money from a share class of a Fund to the same share of another Hartford mutual fund.
Hartford Funds may stop your AIP, SWP, DCA Program or Systematic Exchange if we are unable to obtain an accurate address for your account.
Uncashed Checks Issued on Your Account
Each Fund reserves the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) that you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
RETIREMENT PLANS AND CERTAIN OTHER ACCOUNTS
The Funds are available through a range of retirement plans, including traditional, Roth, SIMPLE and SEPs IRAs and 401(k) plans. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.
If you open a retirement account (including traditional, Roth, SIMPLE, or SEPs IRAs, and 403(b) Accounts) or Coverdell Education Savings Account (“Coverdell Account”) through Hartford Funds, UMB Bank, n.a. will serve as the custodian of that account. Retirement accounts and Coverdell Accounts are charged an annual maintenance fee (up to $25) that is paid to UMB Bank, n.a., HASCO and/or certain other Fund service providers. These fees are in addition to the fees and expenses that you pay for investing in the Funds (set forth in each Fund’s fees and expenses table). Please refer to the Custodial Agreement & Disclosure Statement for your retirement account or Coverdell Account for information on applicable annual maintenance fees.
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Distribution Arrangements
Hartford Funds Distributors, LLC, a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement approved by the applicable Board of Directors. Shares of the Funds are continuously offered and sold by selected broker-dealers pursuant to selling agreements with the Distributor, and such broker-dealers may in turn designate and authorize other financial intermediaries to offer and sell Fund shares. Except as discussed below, the Distributor (and not the Funds) bears the expenses of providing services pursuant to the Underwriting Agreement, including the payment of expenses relating to the distribution of prospectuses for sales purposes, as well as any other advertising or sales literature. The Distributor is not obligated to sell any specific amount of Fund shares.
Distribution Plans – Class A, Class T, Class C, Class R3 and Class R4 Shares
The applicable Board of Directors has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class T, Class C, Class R3 and Class R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to the Distributor, some or all of which may be paid to select broker-dealers and certain other financial intermediaries. Total compensation under a Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the respective Fund’s shares. Under a Plan, each Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, a Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement.
Class A Plan – Pursuant to the Class A Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
Class T Plan – Pursuant to the Class T Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
Class C Plan – Pursuant to the Class C Plan, a Fund may pay the Distributor a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that the Distributor will receive all contingent deferred sales charges attributable to Class C shares.
Class R3 Plan – Pursuant to the Class R3 Plan, a Fund may pay the Distributor a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.
Class R4 Plan – Pursuant to the Class R4 Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.
Payments to Financial Intermediaries and Other Entities
The Investment Manager, Distributor and/or their affiliates and the Hartford mutual funds make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of the Hartford mutual funds, and/or Financial Intermediaries and other intermediaries that provide services (“Servicing Intermediaries”) to the Hartford mutual funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford mutual funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford mutual fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford mutual funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford mutual funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.
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Payments Made From Fund Assets.
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Commissions and Rule 12b-1 Payments. The Distributor and/or its affiliates pay sales commissions and Rule 12b-1 fees to Financial Intermediaries out of assets that the Distributor and/or its affiliates receive from the Hartford mutual funds. The Funds’ SAI includes information regarding these commission and Rule 12b-1 payments by share class.
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Administrative Fees to Servicing Intermediaries. The Distributor and/or its affiliates make payments to Servicing Intermediaries that provide sub-accounting, administrative and/or shareholder processing services to the Hartford mutual funds (“Administrative Fees”). Such payments may be made out of 12b-1 and/or transfer agent fees that the Distributor and/or its affiliates receive from the Hartford mutual funds. Depending upon the particular share class and/or contractual arrangement with a Servicing Intermediary, these payments may be calculated based on average net assets of the Hartford mutual funds that are serviced by the Servicing Intermediary, or on a per account basis. The Fund’s SAI includes information regarding Fund expenses and distribution arrangements.
Payments Made by the Investment Manager and/or its Affiliates. As explained in more detail below under the sections entitled “Additional Payments to Financial Intermediaries” and “Servicing Payments to Servicing Intermediaries,” the Investment Manager and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Funds to (1) Financial Intermediaries to encourage the sale of Hartford mutual funds’ shares (“Additional Payments”) and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).
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Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by the Investment Manager and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford mutual fund shares sold through that Financial Intermediary; and (iii) the mix of equity and fixed income funds sold through or attributed to that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.16% of the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2020, the Investment Manager and its affiliates incurred approximately $54.9 million in total Additional Payments to Financial Intermediaries.
Additional Payments to Financial Intermediaries, including those listed in the Funds’ SAI, may be used for various purposes and take various forms, including but not limited to:
(1)
Payments for putting the Hartford mutual funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;
(2)
Payments for including the Hartford mutual funds within a group that receives special marketing focus or placing the Hartford Funds on a “preferred list”;
(3)
“Due diligence” payments for a Financial Intermediary’s examination of Hartford mutual funds and payments for providing extra employee training and information relating to Hartford Funds;
(4)
“Marketing support fees” for providing assistance in promoting the sale of Hartford mutual fund shares;
(5)
Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
(6)
Provision by a Financial Intermediary of sales-related data to the Investment Manager and/or its affiliates;
(7)
Provision of educational programs, including information and related support materials;
(8)
Provision of computer hardware and software; and
(9)
Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).
With respect to Class R6 and F shares, neither the Distributor nor any of its affiliates pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary. With respect to Class Y shares, neither the Distributor nor any affiliates of the Distributor will enter into any new arrangement after May 11, 2018 to make any asset-based or sales-based payment to any financial intermediary that is not directly related to account servicing, record keeping, 12b-1 fees, sub-transfer agency, administration or similar services. Although with respect to certain classes the Distributor and its affiliates do not pay any commission payments, account servicing fees, record keeping fees,
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12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary, in certain instances, the Distributor and/or its affiliates may make payments to Financial Intermediaries that are not based on assets or sales of any particular Fund or share class (e.g. flat fee payments for platform participation, conference sponsorship, data packages, etc.), or that are in connection with the maintenance of each Fund share class within the Financial Intermediary’s platform.
As of January 1, 2021, the Investment Manager and/or its affiliates pay or have entered into ongoing contractual arrangements to pay Additional Payments to the Financial Intermediaries listed below: Advisor Group, Inc., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial, and Woodbury Financial Services); Ameriprise Financial Services, Inc.; BancWest Investment Services; Cadaret Grant & Co., Inc.; Cambridge Investment Research Inc.; CCO Investment Services Corp.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; CUSO Financial Services, L.P.; Edward D. Jones & Co.; Fidelity; Frost Brokerage Services, Inc.; GWFS Equities, Inc.; H.D. Vest Investment Services.; Hilliard Lyons; Huntington Investment Co.; Janney Montgomery Scott; JPMorgan Securities LLC; Lincoln Financial Advisors Group; LPL Financial Corp.; M&T Securities Inc.; Massachusetts Mutual Life Insurance Company; Merrill Lynch,; Mid Atlantic Capital Corporation; Morgan Stanley Smith Barney; National Financial Services; Newbridge Securities; NEXT Financial Group, Inc.; Northwestern Mutual Investment Services, LLC; Pershing LLC; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Robert W. Baird; Schroder Fund Advisors LLC; Stifel, Nicolaus & Company, Inc.; Summit Brokerage Services; UBS Financial Services Inc.; U.S. Bancorp Investments Inc.; Voya Financial; and Wells Fargo. The Investment Manager and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2020 of at least $500 in value for items such as sponsorship of meetings, education seminars and travel and entertainment, but may not have an ongoing contractual relationship with the Investment Manager or one of its affiliates, are listed in the SAI.
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Servicing Payments to Servicing Intermediaries. The Investment Manager, HASCO and/or their affiliates pay Servicing Payments to Servicing Intermediaries. The amount of the Servicing Payments is generally based on average net assets of the Hartford mutual funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford mutual funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2020, the Investment Manager, HASCO and/or their affiliates incurred approximately $3.9 million in total Servicing Payments and these Servicing Payments did not exceed $1.3 million for any one Servicing Intermediary.
As of January 1, 2021, the Investment Manager, HASCO and/or their affiliates pay or have entered into ongoing contractual arrangements to pay Servicing Payments to the following entities: ADP Broker Dealer, Inc.; Alight Solutions LLC; American United Life Insurance Company; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Co.; BenefitStreet, Inc.; Charles Schwab; Digital Retirement Solutions; Edward D. Jones & Co; Fidelity; Goldman Sachs & Co.; Great-West Financial Retirement Plan Services, LLC; GWFS Equities, Inc.; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; LPL Financial Corp.; Massachusetts Mutual Life Insurance Company; Merrill Lynch; Mid Atlantic Capital Corporation; Minnesota Life Insurance Company; Morgan Stanley Smith Barney; MSCS Financial Services, LLC; National Financial Services; Nationwide Financial Services, Inc.; Newport Group; NYLife Distributors, LLC.; Plan Administrators, Inc.; Pershing LLC; PNC Bank, N.A.; Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Reliance Trust Company; Standard Insurance Company; Standard Retirement Services, Inc.; Stifel Nicolaus & Company, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade Trust Company; The Retirement Plan Company, LLC; The Vanguard Group; Transamerica Retirement Solutions; Voya Financial; Wells Fargo; Wilmington Trust; and Xerox HR Solutions. The Investment Manager, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.
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Fund Distributions and Tax Matters
Dividends and Distributions
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income of each Fund are normally declared and paid as follows:
Fund	Declaration and payment frequency of net investment income
Capital Appreciation Fund	Annually
Core Equity Fund	Annually
Dividend and Growth Fund	Quarterly
Equity Income Fund	Quarterly
Growth Opportunities Fund	Annually
Healthcare Fund	Annually
MidCap Fund	Annually
MidCap Value Fund	Annually
Quality Value Fund	Annually
Small Cap Growth Fund	Annually
Small Cap Value Fund	Annually
Small Company Fund	Annually
Notwithstanding the foregoing, each Company’s Board of Directors has delegated authority to the Funds’ Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.
If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.
Taxability of Dividends
Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.
If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.
A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%,
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depending on whether the individual’s income exceeds certain threshold amounts. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of such Fund’s securities lending activities, investment in derivatives or high portfolio turnover rate.
An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.
Some dividends paid in January may be taxable as if they had been paid the previous December.
Dividends and capital gains distributed by each Fund to tax-deferred retirement plan accounts are not taxable currently.
Taxability of Transactions
Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from a Fund.
As described above, a shareholder may be able to convert one class of shares for another class of shares of the same Fund. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct conversion transaction. If the conversion results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion.
Conversions of one class of shares for another class of shares of the same Fund within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.
Additional Information
A Fund may be required to withhold U.S. federal income tax (currently, at the rate of 24%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require each Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Each Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, each Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at hartfordfunds.com. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible to file an election with the IRS that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to this election (if made), a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.
Each Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You
109

also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.
Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Distributions from each Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.
This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
110

Performance Notes
Prior to January 1, 2013, each Fund was managed by Hartford Investment Financial Services, LLC, an affiliate of the Investment Manager.
Small Cap Value Fund
Performance information prior to June 4, 2012 for the Fund includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. Additionally, performance information includes the Fund’s performance when it invested prior to July 10, 2015, at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies. Performance information prior to November 1, 2018 includes when the Fund used a quantitative multifactor approach to bottom-up stock selection.
Indices:
The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
The Russell 1000 Growth Index is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
The Russell 1000 Value Index is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
The Russell 2000 Growth Index is designed to measure the performance of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.
The Russell 2000 Value Index is designed to measure the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.
The Russell 3000 Index is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.
The Russell 3000 Growth Index is designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.
The Russell Midcap Value Index is designed to measure the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.
The S&P Composite 1500 Health Care Index is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.
The S&P MidCap 400 Index is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.
111

Financial Highlights
The financial highlights table for each Fund is intended to help you understand each Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table for each Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2020 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements and financial highlights, is included in the annual report to shareholders, which is available upon request. The information for the fiscal years prior to October 31, 2020 were audited by another independent registered public accounting firm. Footnotes are located on the last page of these financial highlights.
Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Year Ended October 31, 2020
A	$ 37.12	$ 0.18	$ 2.90	$ 3.08	$ (0.17)	$ (1.64)	$ (1.81)	$ 38.39	8.57%	$ 4,645,677	1.07%	1.07%	0.48%	84%
C	27.08	(0.07)	2.08	2.01	—	(1.64)	(1.64)	27.45	7.78	177,309	1.85	1.85	(0.27)	84
I	37.36	0.28	2.93	3.21	(0.27)	(1.64)	(1.91)	38.66	8.88	584,048	0.79	0.79	0.77	84
R3	41.47	0.06	3.25	3.31	—	(1.64)	(1.64)	43.14	8.25	42,449	1.42	1.42	0.14	84
R4	43.06	0.20	3.39	3.59	(0.10)	(1.64)	(1.74)	44.91	8.59	32,732	1.10	1.10	0.46	84
R5	44.04	0.33	3.47	3.80	(0.26)	(1.64)	(1.90)	45.94	8.88	34,188	0.81	0.81	0.75	84
R6	44.34	0.43	3.44	3.87	(0.30)	(1.64)	(1.94)	46.27	9.03	12,531	0.70	0.70	1.00	84
Y	44.32	0.36	3.49	3.85	(0.29)	(1.64)	(1.93)	46.24	8.97	103,152	0.80	0.75	0.83	84
F	37.36	0.31	2.93	3.24	(0.30)	(1.64)	(1.94)	38.66	9.00	724,872	0.70	0.70	0.85	84
For the Year Ended October 31, 2019
A	$ 37.88	$ 0.15	$ 4.81	$ 4.96	$ (0.11)	$ (5.61)	$ (5.72)	$ 37.12	16.32%	$ 4,831,749	1.07%	1.07%	0.42%	68%
C	29.30	(0.09)	3.48	3.39	—	(5.61)	(5.61)	27.08	15.45	278,394	1.83	1.83	(0.33)	68
I	38.08	0.25	4.84	5.09	(0.20)	(5.61)	(5.81)	37.36	16.66	658,302	0.79	0.79	0.70	68
R3	41.62	0.03	5.43	5.46	—	(5.61)	(5.61)	41.47	15.91	50,957	1.42	1.42	0.07	68
R4	42.94	0.16	5.63	5.79	(0.06)	(5.61)	(5.67)	43.06	16.27	38,634	1.11	1.11	0.39	68
R5	43.80	0.28	5.75	6.03	(0.18)	(5.61)	(5.79)	44.04	16.64	38,808	0.80	0.80	0.68	68
R6	44.07	0.33	5.78	6.11	(0.23)	(5.61)	(5.84)	44.34	16.74	80,535	0.70	0.70	0.78	68
Y	44.06	0.32	5.77	6.09	(0.22)	(5.61)	(5.83)	44.32	16.71	187,754	0.78	0.74	0.75	68
F	38.09	0.28	4.83	5.11	(0.23)	(5.61)	(5.84)	37.36	16.75	776,505	0.70	0.70	0.79	68
For the Year Ended October 31, 2018
A	$ 41.86	$ 0.15	$ 1.45	$ 1.60	$ (0.26)	$ (5.32)	$ (5.58)	$ 37.88	3.92%	$ 4,742,846	1.07%	1.06%	0.38%	108%
C	33.62	(0.11)	1.16	1.05	(0.05)	(5.32)	(5.37)	29.30	3.15	426,256	1.81	1.81	(0.34)	108
I	42.04	0.26	1.44	1.70	(0.34)	(5.32)	(5.66)	38.08	4.19	734,580	0.78	0.78	0.66	108
R3	45.39	0.02	1.56	1.58	(0.03)	(5.32)	(5.35)	41.62	3.57	61,882	1.42	1.41	0.04	108
R4	46.69	0.15	1.62	1.77	(0.20)	(5.32)	(5.52)	42.94	3.87	51,635	1.10	1.10	0.34	108
R5	47.54	0.30	1.63	1.93	(0.35)	(5.32)	(5.67)	43.80	4.18	34,288	0.80	0.80	0.65	108
R6	47.80	0.35	1.64	1.99	(0.40)	(5.32)	(5.72)	44.07	4.29	70,935	0.70	0.70	0.75	108
Y	47.78	0.34	1.64	1.98	(0.38)	(5.32)	(5.70)	44.06	4.28	175,731	0.71	0.71	0.74	108
F	42.06	0.30	1.45	1.75	(0.40)	(5.32)	(5.72)	38.09	4.28	880,110	0.70	0.70	0.75	108
112

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2017
A	$ 34.49	$ 0.13	$ 7.39	$ 7.52	$ (0.15)	$ —	$ (0.15)	$ 41.86	21.86%	$ 4,613,982	(4)1.09%	(4)1.08%	0.34%	123%
C	27.80	(0.12)	5.94	5.82	—	—	—	33.62	20.97	1,241,267	(4)1.82	(4)1.82	(0.39)	123
I	34.65	0.25	7.40	7.65	(0.26)	—	(0.26)	42.04	22.20	846,019	(4)0.81	(4)0.81	0.63	123
R3	37.38	0.01	8.01	8.02	(0.01)	—	(0.01)	45.39	21.47	75,201	(4)1.42	(4)1.40	0.03	123
R4	38.39	0.14	8.23	8.37	(0.07)	—	(0.07)	46.69	21.82	74,374	(4)1.11	(4)1.11	0.33	123
R5	39.15	0.28	8.37	8.65	(0.26)	—	(0.26)	47.54	22.20	40,582	(4)0.81	(4)0.80	0.63	123
R6	39.36	0.31	8.42	8.73	(0.29)	—	(0.29)	47.80	22.33	70,142	(4)0.71	(4)0.71	0.71	123
Y	39.36	0.30	8.41	8.71	(0.29)	—	(0.29)	47.78	22.27	184,502	(4)0.72	(4)0.72	0.70	123
F(5)	38.15	0.18	3.73	3.91	—	—	—	42.06	(6)10.28	1,103,972	(4)(7)0.71	(4)(7)0.71	(7)0.65	123
For the Year Ended October 31, 2016
A	$ 38.15	$ 0.13	$ (0.57)	$ (0.44)	$ (0.12)	$ (3.10)	$ (3.22)	$ 34.49	(0.97)%	$ 4,609,594	1.11%	(8)1.11%	0.39%	88%
B	31.00	(0.13)	(0.49)	(0.62)	—	(3.10)	(3.10)	27.28	(1.82)	58,647	2.00	(8)2.00	(0.49)	88
C	31.48	(0.09)	(0.49)	(0.58)	—	(3.10)	(3.10)	27.80	(1.65)	1,420,171	1.83	(8)1.83	(0.33)	88
I	38.31	0.24	(0.57)	(0.33)	(0.23)	(3.10)	(3.33)	34.65	(0.65)	1,225,026	0.81	(8)0.81	0.70	88
R3	41.06	0.03	(0.61)	(0.58)	—	(3.10)	(3.10)	37.38	(1.26)	103,526	1.43	(8)1.42	0.09	88
R4	42.07	0.15	(0.63)	(0.48)	(0.10)	(3.10)	(3.20)	38.39	(0.95)	100,426	1.12	(8)1.12	0.39	88
R5	42.84	0.27	(0.64)	(0.37)	(0.22)	(3.10)	(3.32)	39.15	(0.65)	45,643	0.82	(8)0.82	0.69	88
R6	43.03	0.33	(0.66)	(0.33)	(0.24)	(3.10)	(3.34)	39.36	(0.56)	57,432	0.72	(8)0.72	0.85	88
Y	43.05	0.30	(0.63)	(0.33)	(0.26)	(3.10)	(3.36)	39.36	(0.55)	939,300	0.72	(8)0.72	0.78	88
Hartford Core Equity Fund
For the Year Ended October 31, 2020
A	$ 33.40	$ 0.26	$ 3.23	$ 3.49	$ (0.23)	$ (0.62)	$ (0.85)	$ 36.04	10.58%	$ 1,140,994	0.73%	0.72%	0.77%	22%
C	30.35	0.01	2.92	2.93	(0.04)	(0.62)	(0.66)	32.62	9.74	443,989	1.47	1.47	0.03	22
I	33.50	0.35	3.24	3.59	(0.31)	(0.62)	(0.93)	36.16	10.87	2,936,718	0.46	0.46	1.03	22
R3	33.86	0.15	3.26	3.41	(0.11)	(0.62)	(0.73)	36.54	10.17	46,674	1.07	1.07	0.43	22
R4	34.44	0.27	3.33	3.60	(0.22)	(0.62)	(0.84)	37.20	10.58	169,267	0.78	0.73	0.77	22
R5	33.75	0.36	3.25	3.61	(0.30)	(0.62)	(0.92)	36.44	10.85	188,738	0.47	0.47	1.04	22
R6	33.91	0.38	3.29	3.67	(0.34)	(0.62)	(0.96)	36.62	10.96	746,018	0.38	0.38	1.10	22
Y	33.90	0.36	3.28	3.64	(0.32)	(0.62)	(0.94)	36.60	10.89	668,655	0.47	0.45	1.05	22
F	33.52	0.38	3.25	3.63	(0.34)	(0.62)	(0.96)	36.19	10.97	2,251,700	0.38	0.38	1.12	22
For the Year Ended October 31, 2019
A	$ 30.17	$ 0.27	$ 4.40	$ 4.67	$ (0.21)	$ (1.23)	$ (1.44)	$ 33.40	16.60%	$ 881,587	0.74%	0.73%	0.88%	15%
C	27.53	0.04	4.01	4.05	—	(1.23)	(1.23)	30.35	15.71	366,553	1.47	1.47	0.14	15
I	30.26	0.35	4.40	4.75	(0.28)	(1.23)	(1.51)	33.50	16.91	1,740,669	0.47	0.47	1.14	15
R3	30.52	0.16	4.48	4.64	(0.07)	(1.23)	(1.30)	33.86	16.18	34,158	1.10	1.10	0.52	15
R4	31.03	0.28	4.54	4.82	(0.18)	(1.23)	(1.41)	34.44	16.59	150,159	0.77	0.74	0.88	15
R5	30.47	0.35	4.44	4.79	(0.28)	(1.23)	(1.51)	33.75	16.90	231,879	0.49	0.49	1.13	15
R6	30.61	0.38	4.46	4.84	(0.31)	(1.23)	(1.54)	33.91	17.01	259,706	0.38	0.38	1.22	15
Y	30.61	0.37	4.45	4.82	(0.30)	(1.23)	(1.53)	33.90	16.94	371,580	0.46	0.43	1.18	15
F	30.28	0.38	4.40	4.78	(0.31)	(1.23)	(1.54)	33.52	17.00	1,655,619	0.38	0.38	1.21	15
For the Year Ended October 31, 2018
A	$ 28.53	$ 0.22	$ 2.42	$ 2.64	$ (0.25)	$ (0.75)	$ (1.00)	$ 30.17	9.41%	$ 666,354	0.74%	0.74%	0.73%	22%
C	26.13	—	2.22	2.22	(0.07)	(0.75)	(0.82)	27.53	8.61	293,064	1.48	1.48	—	22
I	28.60	0.30	2.43	2.73	(0.32)	(0.75)	(1.07)	30.26	9.72	1,130,600	0.47	0.47	1.00	22
R3	28.85	0.12	2.44	2.56	(0.14)	(0.75)	(0.89)	30.52	9.02	34,765	1.10	1.10	0.38	22
R4	29.32	0.22	2.48	2.70	(0.24)	(0.75)	(0.99)	31.03	9.37	144,866	0.79	0.76	0.72	22
R5	28.81	0.30	2.44	2.74	(0.33)	(0.75)	(1.08)	30.47	9.69	201,510	0.49	0.49	0.99	22
R6	28.93	0.33	2.45	2.78	(0.35)	(0.75)	(1.10)	30.61	9.80	146,643	0.39	0.39	1.08	22
Y	28.93	0.32	2.45	2.77	(0.34)	(0.75)	(1.09)	30.61	9.77	216,788	0.42	0.42	1.06	22
F	28.63	0.33	2.42	2.75	(0.35)	(0.75)	(1.10)	30.28	9.80	635,245	0.39	0.39	1.09	22
113

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2017
A	$ 23.87	$ 0.27	$ 4.70	$ 4.97	$ (0.12)	$ (0.19)	$ (0.31)	$ 28.53	21.06%	$ 631,817	0.75%	0.75%	1.05%	39%
C	21.94	0.07	4.33	4.40	(0.02)	(0.19)	(0.21)	26.13	20.20	316,886	1.50	1.50	0.30	39
I	23.93	0.34	4.71	5.05	(0.19)	(0.19)	(0.38)	28.60	21.37	982,686	0.52	0.52	1.30	39
R3	24.18	0.19	4.77	4.96	(0.10)	(0.19)	(0.29)	28.85	20.71	43,004	1.11	1.09	0.72	39
R4	24.54	0.27	4.84	5.11	(0.14)	(0.19)	(0.33)	29.32	21.05	172,584	0.81	0.79	1.01	39
R5	24.10	0.35	4.75	5.10	(0.20)	(0.19)	(0.39)	28.81	21.41	192,359	0.51	0.49	1.31	39
R6	24.19	0.37	4.77	5.14	(0.21)	(0.19)	(0.40)	28.93	21.52	118,527	0.41	0.41	1.38	39
Y	24.20	0.35	4.78	5.13	(0.21)	(0.19)	(0.40)	28.93	21.47	148,542	0.42	0.42	1.33	39
F(5)	26.05	0.26	2.32	2.58	—	—	—	28.63	(6)9.90	585,057	(7)0.41	(7)0.41	(7)1.39	39
For the Year Ended October 31, 2016
A	$ 24.05	$ 0.15	$ 0.13	$ 0.28	$ (0.03)	$ (0.43)	$ (0.46)	$ 23.87	1.21%	$ 703,896	0.80%	(9)0.80%	0.64%	29%
B	22.33	(0.02)	0.11	0.09	—	(0.43)	(0.43)	21.99	0.43	766	1.96	(9)1.55	(0.10)	29
C	22.27	(0.03)	0.13	0.10	—	(0.43)	(0.43)	21.94	0.47	281,383	1.55	(9)1.55	(0.12)	29
I	24.09	0.21	0.13	0.34	(0.07)	(0.43)	(0.50)	23.93	1.47	749,824	0.55	(9)0.55	0.88	29
R3	24.44	0.08	0.13	0.21	(0.04)	(0.43)	(0.47)	24.18	0.89	36,012	1.14	(9)1.10	0.33	29
R4	24.73	0.15	0.14	0.29	(0.05)	(0.43)	(0.48)	24.54	1.21	144,490	0.83	(9)0.80	0.63	29
R5	24.25	0.22	0.14	0.36	(0.08)	(0.43)	(0.51)	24.10	1.52	121,871	0.53	(9)0.50	0.93	29
R6	24.33	0.24	0.13	0.37	(0.08)	(0.43)	(0.51)	24.19	1.55	32,059	0.43	(9)0.43	1.00	29
Y	24.33	0.24	0.13	0.37	(0.07)	(0.43)	(0.50)	24.20	1.58	281,692	0.43	(9)0.43	0.99	29
The Hartford Dividend and Growth Fund
For the Year Ended October 31, 2020
A	$ 25.93	$ 0.39	$ (0.94)	$ (0.55)	$ (0.37)	$ (0.75)	$ (1.12)	$ 24.26	(2.20)%	$ 3,385,907	1.00%	1.00%	1.61%	28%
C	24.96	0.20	(0.92)	(0.72)	(0.18)	(0.75)	(0.93)	23.31	(3.01)	138,431	1.78	1.78	0.84	28
I	25.80	0.45	(0.94)	(0.49)	(0.44)	(0.75)	(1.19)	24.12	(1.97)	1,681,761	0.73	0.73	1.86	28
R3	26.32	0.31	(0.95)	(0.64)	(0.28)	(0.75)	(1.03)	24.65	(2.54)	54,642	1.35	1.35	1.26	28
R4	26.52	0.39	(0.97)	(0.58)	(0.35)	(0.75)	(1.10)	24.84	(2.26)	82,299	1.05	1.05	1.56	28
R5	26.64	0.47	(0.98)	(0.51)	(0.43)	(0.75)	(1.18)	24.95	(1.97)	177,851	0.74	0.74	1.86	28
R6	26.64	0.49	(0.97)	(0.48)	(0.46)	(0.75)	(1.21)	24.95	(1.87)	196,065	0.65	0.65	1.94	28
Y	26.64	0.48	(0.97)	(0.49)	(0.45)	(0.75)	(1.20)	24.95	(1.91)	735,618	0.73	0.68	1.92	28
F	25.78	0.48	(0.95)	(0.47)	(0.46)	(0.75)	(1.21)	24.10	(1.89)	2,736,317	0.64	0.64	1.96	28
For the Year Ended October 31, 2019
A	$ 25.63	$ 0.40	$ 2.63	$ 3.03	$ (0.38)	$ (2.35)	$ (2.73)	$ 25.93	13.75%	$ 3,739,696	1.00%	0.99%	1.65%	22%
C	24.75	0.21	2.53	2.74	(0.18)	(2.35)	(2.53)	24.96	12.92	192,715	1.77	1.77	0.89	22
I	25.51	0.46	2.63	3.09	(0.45)	(2.35)	(2.80)	25.80	14.08	1,079,962	0.73	0.73	1.89	22
R3	25.97	0.32	2.67	2.99	(0.29)	(2.35)	(2.64)	26.32	13.33	66,115	1.36	1.35	1.30	22
R4	26.14	0.40	2.69	3.09	(0.36)	(2.35)	(2.71)	26.52	13.71	111,451	1.04	1.04	1.61	22
R5	26.25	0.47	2.71	3.18	(0.44)	(2.35)	(2.79)	26.64	14.05	193,707	0.74	0.74	1.89	22
R6	26.25	0.50	2.71	3.21	(0.47)	(2.35)	(2.82)	26.64	14.16	119,159	0.64	0.64	1.98	22
Y	26.25	0.49	2.70	3.19	(0.45)	(2.35)	(2.80)	26.64	14.10	696,309	0.71	0.68	1.96	22
F	25.50	0.49	2.61	3.10	(0.47)	(2.35)	(2.82)	25.78	14.15	2,844,206	0.64	0.64	2.00	22
For the Year Ended October 31, 2018
A	$ 27.46	$ 0.39	$ 0.80	$ 1.19	$ (0.38)	$ (2.64)	$ (3.02)	$ 25.63	4.38%	$ 3,521,062	0.99%	0.99%	1.49%	31%
C	26.62	0.19	0.77	0.96	(0.19)	(2.64)	(2.83)	24.75	3.58	228,076	1.76	1.75	0.76	31
I	27.35	0.46	0.79	1.25	(0.45)	(2.64)	(3.09)	25.51	4.68	847,646	0.73	0.73	1.75	31
R3	27.78	0.30	0.81	1.11	(0.28)	(2.64)	(2.92)	25.97	4.03	72,723	1.35	1.35	1.13	31
R4	27.95	0.39	0.80	1.19	(0.36)	(2.64)	(3.00)	26.14	4.32	131,649	1.04	1.04	1.44	31
R5	28.05	0.47	0.82	1.29	(0.45)	(2.64)	(3.09)	26.25	4.65	146,918	0.74	0.74	1.74	31
R6	28.05	0.49	0.82	1.31	(0.47)	(2.64)	(3.11)	26.25	4.76	74,795	0.64	0.64	1.84	31
Y	28.05	0.49	0.81	1.30	(0.46)	(2.64)	(3.10)	26.25	4.72	616,454	0.68	0.68	1.80	31
F	27.33	0.48	0.80	1.28	(0.47)	(2.64)	(3.11)	25.50	4.77	2,591,584	0.64	0.64	1.84	31
114

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2017
A	$ 23.49	$ 0.39	$ 4.75	$ 5.14	$ (0.38)	$ (0.79)	$ (1.17)	$ 27.46	22.40%	$ 3,619,123	1.00%	1.00%	1.52%	26%
C	22.80	0.19	4.62	4.81	(0.20)	(0.79)	(0.99)	26.62	21.54	449,961	1.74	1.74	0.78	26
I	23.38	0.44	4.74	5.18	(0.42)	(0.79)	(1.21)	27.35	22.67	775,427	0.80	0.80	1.75	26
R3	23.75	0.30	4.81	5.11	(0.29)	(0.79)	(1.08)	27.78	21.97	77,175	1.35	1.35	1.17	26
R4	23.89	0.38	4.84	5.22	(0.37)	(0.79)	(1.16)	27.95	22.34	142,563	1.05	1.05	1.47	26
R5	23.97	0.46	4.86	5.32	(0.45)	(0.79)	(1.24)	28.05	22.72	132,739	0.74	0.74	1.76	26
R6	23.97	0.46	4.88	5.34	(0.47)	(0.79)	(1.26)	28.05	22.83	10,957	0.65	0.64	1.75	26
Y	23.97	0.50	4.84	5.34	(0.47)	(0.79)	(1.26)	28.05	22.81	605,049	0.66	0.66	1.94	26
F(5)	25.51	0.29	1.86	2.15	(0.33)	—	(0.33)	27.33	(6)8.49	2,570,906	(7)0.64	(7)0.64	(7)1.66	26
For the Year Ended October 31, 2016
A	$ 24.99	$ 0.37	$ 0.50	$ 0.87	$ (0.34)	$ (2.03)	$ (2.37)	$ 23.49	4.12%	$ 3,501,684	1.03%	(10)1.03%	1.59%	22%
B	24.55	0.16	0.47	0.63	(0.11)	(2.03)	(2.14)	23.04	3.12	19,716	2.01	(10)1.96	0.71	22
C	24.34	0.19	0.47	0.66	(0.17)	(2.03)	(2.20)	22.80	3.31	437,961	1.77	(10)1.77	0.85	22
I	24.89	0.41	0.50	0.91	(0.39)	(2.03)	(2.42)	23.38	4.31	1,779,168	0.83	(10)0.83	1.78	22
R3	25.24	0.29	0.51	0.80	(0.26)	(2.03)	(2.29)	23.75	3.78	79,400	1.36	(10)1.36	1.26	22
R4	25.37	0.37	0.51	0.88	(0.33)	(2.03)	(2.36)	23.89	4.10	136,673	1.06	(10)1.06	1.56	22
R5	25.44	0.44	0.51	0.95	(0.39)	(2.03)	(2.42)	23.97	4.41	104,487	0.76	(10)0.76	1.89	22
R6	25.44	0.42	0.55	0.97	(0.41)	(2.03)	(2.44)	23.97	4.48	2,964	0.66	(10)0.66	1.76	22
Y	25.45	0.46	0.51	0.97	(0.42)	(2.03)	(2.45)	23.97	4.50	1,460,506	0.66	(10)0.66	1.95	22
The Hartford Equity Income Fund
For the Year Ended October 31, 2020
A	$ 19.99	$ 0.34	$ (1.21)	$ (0.87)	$ (0.31)	$ (1.26)	$ (1.57)	$ 17.55	(4.68)%	$ 1,365,895	1.00%	1.00%	1.89%	31%
C	19.88	0.21	(1.20)	(0.99)	(0.17)	(1.26)	(1.43)	17.46	(5.38)	191,917	1.76	1.76	1.15	31
I	19.88	0.38	(1.20)	(0.82)	(0.36)	(1.26)	(1.62)	17.44	(4.44)	977,950	0.74	0.74	2.13	31
R3	20.02	0.28	(1.20)	(0.92)	(0.25)	(1.26)	(1.51)	17.59	(4.97)	31,778	1.36	1.36	1.55	31
R4	20.06	0.33	(1.21)	(0.88)	(0.30)	(1.26)	(1.56)	17.62	(4.72)	41,386	1.05	1.05	1.85	31
R5	20.16	0.39	(1.22)	(0.83)	(0.36)	(1.26)	(1.62)	17.71	(4.46)	56,329	0.77	0.77	2.14	31
R6	20.21	0.40	(1.21)	(0.81)	(0.38)	(1.26)	(1.64)	17.76	(4.34)	55,448	0.66	0.66	2.22	31
Y	20.22	0.40	(1.23)	(0.83)	(0.37)	(1.26)	(1.63)	17.76	(4.40)	81,615	0.76	0.71	2.20	31
F	19.87	0.40	(1.19)	(0.79)	(0.38)	(1.26)	(1.64)	17.44	(4.31)	889,727	0.66	0.66	2.23	31
For the Year Ended October 31, 2019
A	$ 19.39	$ 0.38	$ 2.02	$ 2.40	$ (0.36)	$ (1.44)	$ (1.80)	$ 19.99	13.88%	$ 1,565,663	1.00%	1.00%	2.01%	21%
C	19.29	0.24	2.00	2.24	(0.21)	(1.44)	(1.65)	19.88	13.00	292,388	1.76	1.76	1.27	21
I	19.29	0.43	2.01	2.44	(0.41)	(1.44)	(1.85)	19.88	14.17	959,142	0.75	0.75	2.26	21
R3	19.41	0.32	2.02	2.34	(0.29)	(1.44)	(1.73)	20.02	13.48	43,474	1.36	1.36	1.66	21
R4	19.44	0.37	2.04	2.41	(0.35)	(1.44)	(1.79)	20.06	13.85	53,957	1.07	1.07	1.96	21
R5	19.54	0.43	2.04	2.47	(0.41)	(1.44)	(1.85)	20.16	14.14	81,758	0.76	0.76	2.25	21
R6	19.58	0.45	2.05	2.50	(0.43)	(1.44)	(1.87)	20.21	14.29	52,201	0.66	0.66	2.33	21
Y	19.58	0.45	2.05	2.50	(0.42)	(1.44)	(1.86)	20.22	14.21	105,015	0.73	0.71	2.34	21
F	19.29	0.44	2.01	2.45	(0.43)	(1.44)	(1.87)	19.87	14.24	922,012	0.66	0.66	2.34	21
For the Year Ended October 31, 2018
A	$ 20.64	$ 0.38	$ (0.24)	$ 0.14	$ (0.35)	$ (1.04)	$ (1.39)	$ 19.39	0.49%	$ 1,508,580	1.00%	1.00%	1.90%	22%
C	20.53	0.23	(0.23)	—	(0.20)	(1.04)	(1.24)	19.29	(0.22)	330,741	1.75	1.75	1.16	22
I	20.54	0.43	(0.24)	0.19	(0.40)	(1.04)	(1.44)	19.29	0.77	1,157,708	0.74	0.74	2.14	22
R3	20.66	0.31	(0.25)	0.06	(0.27)	(1.04)	(1.31)	19.41	0.12	46,820	1.36	1.36	1.53	22
R4	20.69	0.37	(0.24)	0.13	(0.34)	(1.04)	(1.38)	19.44	0.43	70,446	1.06	1.06	1.83	22
R5	20.78	0.43	(0.23)	0.20	(0.40)	(1.04)	(1.44)	19.54	0.78	79,557	0.76	0.76	2.13	22
R6	20.83	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.58	0.83	34,957	0.66	0.66	2.22	22
Y	20.83	0.45	(0.25)	0.20	(0.41)	(1.04)	(1.45)	19.58	0.79	140,057	0.70	0.70	2.19	22
F	20.54	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.29	0.85	774,529	0.65	0.65	2.23	22
115

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2017
A	$ 17.97	$ 0.35	$ 3.24	$ 3.59	$ (0.32)	$ (0.60)	$ (0.92)	$ 20.64	20.51%	$ 1,685,398	1.00%	1.00%	1.83%	16%
C	17.89	0.21	3.21	3.42	(0.18)	(0.60)	(0.78)	20.53	19.56	449,104	1.74	1.74	1.09	16
I	17.89	0.39	3.23	3.62	(0.37)	(0.60)	(0.97)	20.54	20.76	1,111,235	0.78	0.78	2.03	16
R3	17.99	0.28	3.24	3.52	(0.25)	(0.60)	(0.85)	20.66	20.06	57,341	1.37	1.37	1.46	16
R4	18.02	0.34	3.24	3.58	(0.31)	(0.60)	(0.91)	20.69	20.39	79,632	1.06	1.06	1.77	16
R5	18.09	0.40	3.26	3.66	(0.37)	(0.60)	(0.97)	20.78	20.77	83,048	0.76	0.76	2.06	16
R6	18.13	0.41	3.28	3.69	(0.39)	(0.60)	(0.99)	20.83	20.91	29,284	0.66	0.66	2.10	16
Y	18.13	0.45	3.23	3.68	(0.38)	(0.60)	(0.98)	20.83	20.88	141,479	0.67	0.67	2.35	16
F(5)	19.22	0.24	1.37	1.61	(0.29)	—	(0.29)	20.54	(6)8.45	674,626	(7)0.66	(7)0.66	(7)1.84	16
For the Year Ended October 31, 2016
A	$ 18.70	$ 0.36	$ 0.64	$ 1.00	$ (0.33)	$ (1.40)	$ (1.73)	$ 17.97	6.13%	$ 1,676,572	1.04%	1.04%	2.03%	14%
B	18.72	0.34	0.64	0.98	(0.30)	(1.40)	(1.70)	18.00	6.01	6,930	1.18	1.18	1.95	14
C	18.61	0.23	0.65	0.88	(0.20)	(1.40)	(1.60)	17.89	5.45	452,909	1.76	1.76	1.30	14
I	18.62	0.39	0.66	1.05	(0.38)	(1.40)	(1.78)	17.89	6.45	966,338	0.78	0.78	2.25	14
R3	18.72	0.30	0.64	0.94	(0.27)	(1.40)	(1.67)	17.99	5.77	54,732	1.38	1.38	1.68	14
R4	18.74	0.35	0.65	1.00	(0.32)	(1.40)	(1.72)	18.02	6.14	76,745	1.07	1.07	1.98	14
R5	18.81	0.41	0.64	1.05	(0.37)	(1.40)	(1.77)	18.09	6.42	65,276	0.77	0.77	2.31	14
R6	18.84	0.42	0.66	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	14,551	0.67	0.67	2.38	14
Y	18.84	0.41	0.67	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	386,011	0.67	0.67	2.35	14
The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2020
A	$ 39.45	$ (0.30)	$ 18.03	$ 17.73	$ —	$ (2.53)	$ (2.53)	$ 54.65	47.69%	$ 2,939,376	1.10%	1.09%	(0.66)%	118%
C	20.50	(0.31)	8.81	8.50	—	(2.53)	(2.53)	26.47	46.64	322,226	1.85	1.85	(1.41)	118
I	41.95	(0.19)	19.28	19.09	—	(2.53)	(2.53)	58.51	48.12	1,722,100	0.83	0.83	(0.39)	118
R3	39.41	(0.44)	17.97	17.53	—	(2.53)	(2.53)	54.41	47.21	47,880	1.44	1.43	(0.99)	118
R4	42.26	(0.33)	19.39	19.06	—	(2.53)	(2.53)	58.79	47.67	70,918	1.13	1.13	(0.69)	118
R5	44.78	(0.20)	20.64	20.44	—	(2.53)	(2.53)	62.69	48.09	23,170	0.85	0.85	(0.40)	118
R6	45.63	(0.17)	21.08	20.91	—	(2.53)	(2.53)	64.01	48.23	40,559	0.74	0.74	(0.31)	118
Y	45.62	(0.20)	21.07	20.87	—	(2.53)	(2.53)	63.96	48.15	433,672	0.83	0.78	(0.38)	118
F	42.09	(0.15)	19.36	19.21	—	(2.53)	(2.53)	58.77	48.25	795,206	0.74	0.74	(0.31)	118
For the Year Ended October 31, 2019
A	$ 45.89	$ (0.25)	$ 4.35	$ 4.10	$ —	$ (10.54)	$ (10.54)	$ 39.45	13.64%	$ 2,089,246	1.12%	1.11%	(0.64)%	66%
C	29.36	(0.29)	1.97	1.68	—	(10.54)	(10.54)	20.50	12.79	281,545	1.86	1.86	(1.39)	66
I	47.99	(0.16)	4.66	4.50	—	(10.54)	(10.54)	41.95	13.94	1,500,756	0.85	0.85	(0.38)	66
R3	45.98	(0.39)	4.36	3.97	—	(10.54)	(10.54)	39.41	13.25	44,757	1.47	1.46	(1.00)	66
R4	48.38	(0.29)	4.71	4.42	—	(10.54)	(10.54)	42.26	13.57	67,104	1.15	1.15	(0.69)	66
R5	50.48	(0.17)	5.01	4.84	—	(10.54)	(10.54)	44.78	13.92	25,396	0.85	0.85	(0.39)	66
R6	51.18	(0.13)	5.12	4.99	—	(10.54)	(10.54)	45.63	14.03	22,765	0.75	0.75	(0.29)	66
Y	51.18	(0.15)	5.13	4.98	—	(10.54)	(10.54)	45.62	14.00	164,390	0.83	0.79	(0.33)	66
F	48.07	(0.12)	4.68	4.56	—	(10.54)	(10.54)	42.09	14.07	526,379	0.74	0.74	(0.28)	66
For the Year Ended October 31, 2018
A	$ 46.20	$ (0.29)	$ 3.86	$ 3.57	$ —	$ (3.88)	$ (3.88)	$ 45.89	8.31%	$ 2,013,200	1.11%	1.11%	(0.61)%	122%
C	31.15	(0.41)	2.50	2.09	—	(3.88)	(3.88)	29.36	7.49	321,653	1.85	1.85	(1.35)	122
I	48.01	(0.17)	4.03	3.86	—	(3.88)	(3.88)	47.99	8.62	1,674,141	0.84	0.84	(0.34)	122
R3	46.43	(0.45)	3.88	3.43	—	(3.88)	(3.88)	45.98	7.94	47,707	1.46	1.45	(0.95)	122
R4	48.52	(0.32)	4.06	3.74	—	(3.88)	(3.88)	48.38	8.28	79,229	1.15	1.15	(0.65)	122
R5	50.31	(0.18)	4.23	4.05	—	(3.88)	(3.88)	50.48	8.60	19,708	0.86	0.86	(0.35)	122
R6	50.91	(0.14)	4.29	4.15	—	(3.88)	(3.88)	51.18	8.71	12,061	0.75	0.75	(0.26)	122
Y	50.92	(0.15)	4.29	4.14	—	(3.88)	(3.88)	51.18	8.68	127,721	0.78	0.78	(0.28)	122
F	48.05	(0.12)	4.02	3.90	—	(3.88)	(3.88)	48.07	8.71	401,565	0.75	0.75	(0.25)	122
116

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2017
A	$ 37.66	$ (0.23)	$ 10.17	$ 9.94	$ —	$ (1.40)	$ (1.40)	$ 46.20	27.40%	$ 1,914,743	1.11%	1.10%	(0.57)%	119%
C	26.03	(0.36)	6.88	6.52	—	(1.40)	(1.40)	31.15	26.46	412,184	1.86	1.86	(1.32)	119
I	39.00	(0.15)	10.56	10.41	—	(1.40)	(1.40)	48.01	27.67	1,546,058	0.89	0.89	(0.35)	119
R3	37.96	(0.37)	10.24	9.87	—	(1.40)	(1.40)	46.43	26.95	48,315	1.46	1.45	(0.92)	119
R4	39.50	(0.26)	10.68	10.42	—	(1.40)	(1.40)	48.52	27.33	81,413	1.15	1.15	(0.62)	119
R5	40.78	(0.14)	11.07	10.93	—	(1.40)	(1.40)	50.31	27.74	16,530	0.86	0.85	(0.32)	119
R6	41.21	(0.12)	11.22	11.10	—	(1.40)	(1.40)	50.91	27.86	4,554	0.76	0.75	(0.26)	119
Y	41.23	(0.09)	11.18	11.09	—	(1.40)	(1.40)	50.92	27.83	104,645	0.77	0.77	(0.22)	119
F(5)	40.07	(0.10)	8.08	7.98	—	—	—	48.05	(6)19.92	617,087	(7)0.75	(7)0.75	(7)(0.34)	119
For the Year Ended October 31, 2016
A	$ 40.68	$ (0.20)	$ 0.55	$ 0.35	$ —	$ (3.37)	$ (3.37)	$ 37.66	1.04%	$ 1,747,532	1.14%	(11)1.14%	(0.55)%	117%
B	29.08	(0.37)	0.35	(0.02)	—	(3.37)	(3.37)	25.69	0.09	4,249	2.09	(11)2.06	(1.45)	117
C	29.37	(0.33)	0.36	0.03	—	(3.37)	(3.37)	26.03	0.28	420,107	1.89	(11)1.89	(1.29)	117
I	41.98	(0.12)	0.57	0.45	(0.06)	(3.37)	(3.43)	39.00	1.25	1,726,408	0.93	(11)0.93	(0.32)	117
R3	41.11	(0.33)	0.55	0.22	—	(3.37)	(3.37)	37.96	0.71	47,559	1.47	(11)1.47	(0.87)	117
R4	42.51	(0.22)	0.58	0.36	—	(3.37)	(3.37)	39.50	1.02	72,213	1.17	(11)1.17	(0.57)	117
R5	43.73	(0.08)	0.57	0.49	(0.07)	(3.37)	(3.44)	40.78	1.30	14,791	0.87	(11)0.86	(0.20)	117
R6	44.15	(0.07)	0.61	0.54	(0.11)	(3.37)	(3.48)	41.21	1.40	942	0.77	(11)0.77	(0.17)	117
Y	44.17	(0.08)	0.62	0.54	(0.11)	(3.37)	(3.48)	41.23	1.40	231,037	0.77	(11)0.77	(0.19)	117
The Hartford Healthcare Fund
For the Year Ended October 31, 2020
A	$ 35.63	$ (0.13)	$ 7.77	$ 7.64	$ —	$ (2.36)	$ (2.36)	$ 40.91	22.17%	$ 746,242	1.28%	1.28%	(0.33)%	49%
C	28.24	(0.33)	6.08	5.75	—	(2.36)	(2.36)	31.63	21.21	139,847	2.04	2.04	(1.09)	49
I	37.68	(0.02)	8.23	8.21	—	(2.36)	(2.36)	43.53	22.49	376,518	0.99	0.99	(0.05)	49
R3	36.56	(0.26)	7.96	7.70	—	(2.36)	(2.36)	41.90	21.74	31,090	1.61	1.61	(0.65)	49
R4	38.69	(0.15)	8.45	8.30	—	(2.36)	(2.36)	44.63	22.12	25,078	1.30	1.30	(0.35)	49
R5	40.71	(0.03)	8.92	8.89	—	(2.36)	(2.36)	47.24	22.48	10,937	1.01	1.01	(0.07)	49
R6	41.28	0.02	9.05	9.07	—	(2.36)	(2.36)	47.99	22.61	3,885	0.90	0.90	0.04	49
Y	41.27	(0.01)	9.05	9.04	—	(2.36)	(2.36)	47.95	22.55	97,263	1.00	0.95	(0.01)	49
F	37.79	0.02	8.25	8.27	—	(2.36)	(2.36)	43.70	22.59	34,808	0.90	0.90	0.04	49
For the Year Ended October 31, 2019
A	$ 34.38	$ (0.10)	$ 3.83	$ 3.73	$ —	$ (2.48)	$ (2.48)	$ 35.63	12.02%	$ 666,181	1.30%	1.30%	(0.30)%	35%
C	27.98	(0.28)	3.02	2.74	—	(2.48)	(2.48)	28.24	11.17	138,539	2.05	2.05	(1.06)	35
I	36.11	(12)0.00	4.05	4.05	—	(2.48)	(2.48)	37.68	12.36	297,000	1.01	1.01	(0.01)	35
R3	35.32	(0.21)	3.93	3.72	—	(2.48)	(2.48)	36.56	11.66	33,948	1.62	1.62	(0.62)	35
R4	37.12	(0.12)	4.17	4.05	—	(2.48)	(2.48)	38.69	12.00	26,699	1.32	1.32	(0.32)	35
R5	38.82	(0.01)	4.38	4.37	—	(2.48)	(2.48)	40.71	12.32	6,170	1.02	1.02	(0.04)	35
R6(13)	39.22	0.02	2.04	2.06	—	—	—	41.28	(6)5.25	1,341	(7)0.91	(7)0.91	(7)0.06	35
Y	39.29	0.01	4.45	4.46	—	(2.48)	(2.48)	41.27	12.40	72,515	0.97	0.96	0.03	35
F	36.17	0.02	4.08	4.10	—	(2.48)	(2.48)	37.79	12.48	29,108	0.91	0.91	0.06	35
For the Year Ended October 31, 2018
A	$ 34.86	$ (0.14)	$ 1.45	$ 1.31	$ —	$ (1.79)	$ (1.79)	$ 34.38	3.86%	$ 682,175	1.28%	1.28%	(0.40)%	27%
C	28.90	(0.33)	1.20	0.87	—	(1.79)	(1.79)	27.98	3.10	160,084	2.03	2.02	(1.13)	27
I	36.43	(0.04)	1.51	1.47	—	(1.79)	(1.79)	36.11	4.15	379,392	1.00	1.00	(0.11)	27
R3	35.87	(0.26)	1.50	1.24	—	(1.79)	(1.79)	35.32	3.55	38,412	1.61	1.61	(0.72)	27
R4	37.50	(0.16)	1.57	1.41	—	(1.79)	(1.79)	37.12	3.86	32,373	1.30	1.30	(0.42)	27
R5	39.03	(0.05)	1.63	1.58	—	(1.79)	(1.79)	38.82	4.15	7,757	1.02	1.02	(0.13)	27
Y	39.45	(0.01)	1.64	1.63	—	(1.79)	(1.79)	39.29	4.24	52,896	0.92	0.92	(0.03)	27
F	36.45	—	1.51	1.51	—	(1.79)	(1.79)	36.17	4.26	76,003	0.90	0.90	(0.01)	27
117

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2017
A	$ 30.96	$ (0.12)	$ 7.04	$ 6.92	$ —	$ (3.02)	$ (3.02)	$ 34.86	24.28%	$ 714,694	1.29%	1.29%	(0.36)%	23%
C	26.34	(0.30)	5.88	5.58	—	(3.02)	(3.02)	28.90	23.37	242,421	2.04	2.03	(1.10)	23
I	32.15	(0.04)	7.34	7.30	—	(3.02)	(3.02)	36.43	24.59	351,686	1.03	1.03	(0.11)	23
R3	31.87	(0.23)	7.25	7.02	—	(3.02)	(3.02)	35.87	23.87	45,673	1.61	1.61	(0.68)	23
R4	33.10	(0.13)	7.55	7.42	—	(3.02)	(3.02)	37.50	24.22	35,927	1.31	1.31	(0.38)	23
R5	34.23	(0.03)	7.85	7.82	—	(3.02)	(3.02)	39.03	24.62	6,888	1.01	1.01	(0.08)	23
Y	34.54	(0.01)	7.94	7.93	—	(3.02)	(3.02)	39.45	24.72	45,193	0.93	0.93	(0.02)	23
F(5)	33.96	0.01	2.48	2.49	—	—	—	36.45	(6)7.33	61,710	(7)0.90	(7)0.90	(7)0.04	23
For the Year Ended October 31, 2016
A	$ 38.70	$ (0.12)	$ (2.52)	$ (2.64)	$ (0.55)	$ (4.55)	$ (5.10)	$ 30.96	(8.11)%	$ 757,038	1.33%	1.33%	(0.36)%	35%
B	33.41	(0.36)	(2.15)	(2.51)	(0.13)	(4.55)	(4.68)	26.22	(8.94)	2,056	2.24	2.22	(1.26)	35
C	33.73	(0.31)	(2.15)	(2.46)	(0.38)	(4.55)	(4.93)	26.34	(8.78)	254,009	2.06	2.06	(1.10)	35
I	39.98	(0.03)	(2.61)	(2.64)	(0.64)	(4.55)	(5.19)	32.15	(7.86)	228,463	1.07	1.07	(0.09)	35
R3	39.69	(0.22)	(2.61)	(2.83)	(0.44)	(4.55)	(4.99)	31.87	(8.38)	43,993	1.62	1.62	(0.66)	35
R4	41.01	(0.13)	(2.69)	(2.82)	(0.54)	(4.55)	(5.09)	33.10	(8.09)	38,273	1.32	1.32	(0.36)	35
R5	42.22	(0.02)	(2.79)	(2.81)	(0.63)	(4.55)	(5.18)	34.23	(7.82)	5,342	1.03	1.03	(0.06)	35
Y	42.54	0.02	(2.80)	(2.78)	(0.67)	(4.55)	(5.22)	34.54	(7.72)	51,125	0.92	0.92	0.05	35
The Hartford MidCap Fund
For the Year Ended October 31, 2020
A	$ 30.34	$ (0.08)	$ 2.00	$ 1.92	$ —	$ (1.63)	$ (1.63)	$ 30.63	6.48%	$ 2,724,316	1.11%	1.11%	(0.27)%	45%
C	20.83	(0.20)	1.34	1.14	—	(1.63)	(1.63)	20.34	5.63	380,033	1.87	1.87	(1.02)	45
I	31.43	(0.01)	2.08	2.07	—	(1.63)	(1.63)	31.87	6.74	3,867,925	0.88	0.87	(0.04)	45
R3	33.98	(0.21)	2.24	2.03	—	(1.63)	(1.63)	34.38	6.09	92,023	1.47	1.47	(0.63)	45
R4	35.57	(0.10)	2.34	2.24	—	(1.63)	(1.63)	36.18	6.42	205,114	1.16	1.14	(0.30)	45
R5	36.77	(12)0.00	2.44	2.44	—	(1.63)	(1.63)	37.58	6.77	371,791	0.85	0.85	(20)0.00	45
R6	37.22	0.03	2.47	2.50	—	(1.63)	(1.63)	38.09	6.85	1,759,581	0.75	0.75	0.08	45
Y	37.17	0.02	2.46	2.48	—	(1.63)	(1.63)	38.02	6.81	1,144,624	0.85	0.79	0.06	45
F	31.52	0.03	2.08	2.11	—	(1.63)	(1.63)	32.00	6.85	2,422,752	0.75	0.75	0.09	45
For the Year Ended October 31, 2019
A	$ 30.03	$ (0.09)	$ 3.80	$ 3.71	$ —	$ (3.40)	$ (3.40)	$ 30.34	14.93%	$ 2,820,971	1.11%	1.10%	(0.32)%	31%
C	21.90	(0.22)	2.55	2.33	—	(3.40)	(3.40)	20.83	14.10	498,057	1.86	1.86	(1.08)	31
I	30.91	(0.02)	3.94	3.92	—	(3.40)	(3.40)	31.43	15.25	4,168,592	0.85	0.85	(0.06)	31
R3	33.31	(0.22)	4.29	4.07	—	(3.40)	(3.40)	33.98	14.54	96,409	1.45	1.45	(0.67)	31
R4	34.59	(0.12)	4.50	4.38	—	(3.40)	(3.40)	35.57	14.89	266,390	1.16	1.14	(0.36)	31
R5	35.55	(0.02)	4.64	4.62	—	(3.40)	(3.40)	36.77	15.23	497,712	0.84	0.84	(0.07)	31
R6	35.90	0.02	4.70	4.72	—	(3.40)	(3.40)	37.22	15.37	1,731,890	0.74	0.74	0.04	31
Y	35.87	(12)0.00	4.70	4.70	—	(3.40)	(3.40)	37.17	15.32	1,571,851	0.82	0.78	0.01	31
F	30.96	0.01	3.95	3.96	—	(3.40)	(3.40)	31.52	15.36	2,259,594	0.74	0.74	0.04	31
For the Year Ended October 31, 2018
A	$ 30.36	$ (0.12)	$ 1.20	$ 1.08	$ —	$ (1.41)	$ (1.41)	$ 30.03	3.63%	$ 2,592,610	1.11%	1.10%	(0.39)%	37%
C	22.67	(0.27)	0.91	0.64	—	(1.41)	(1.41)	21.90	2.84	580,708	1.85	1.85	(1.14)	37
I	31.12	(0.03)	1.23	1.20	—	(1.41)	(1.41)	30.91	3.91	3,666,464	0.82	0.82	(0.11)	37
R3	33.64	(0.26)	1.34	1.08	—	(1.41)	(1.41)	33.31	3.23	102,632	1.46	1.46	(0.75)	37
R4	34.78	(0.16)	1.38	1.22	—	(1.41)	(1.41)	34.59	3.57	289,049	1.16	1.15	(0.43)	37
R5	35.59	(0.05)	1.42	1.37	—	(1.41)	(1.41)	35.55	3.89	468,146	0.85	0.85	(0.13)	37
R6	35.90	(0.01)	1.42	1.41	—	(1.41)	(1.41)	35.90	3.97	1,014,518	0.75	0.75	(0.04)	37
Y	35.88	(0.02)	1.42	1.40	—	(1.41)	(1.41)	35.87	3.95	1,934,520	0.78	0.78	(0.06)	37
F	31.15	(0.01)	1.23	1.22	—	(1.41)	(1.41)	30.96	3.97	1,648,425	0.75	0.75	(0.03)	37
118

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2017
A	$ 24.25	$ (0.11)	$ 7.00	$ 6.89	$ —	$ (0.78)	$ (0.78)	$ 30.36	29.02%	$ 2,482,275	1.13%	1.12%	(0.38)%	30%
C	18.42	(0.23)	5.26	5.03	—	(0.78)	(0.78)	22.67	28.07	717,521	1.87	1.87	(1.12)	30
I	24.79	(0.05)	7.16	7.11	—	(0.78)	(0.78)	31.12	29.28	2,996,705	1.02	0.89	(0.17)	30
R3	26.88	(0.22)	7.76	7.54	—	(0.78)	(0.78)	33.64	28.59	90,582	1.47	1.47	(0.73)	30
R4	27.69	(0.14)	8.01	7.87	—	(0.78)	(0.78)	34.78	28.95	263,236	1.16	1.16	(0.43)	30
R5	28.24	(0.04)	8.17	8.13	—	(0.78)	(0.78)	35.59	29.32	356,166	0.86	0.86	(0.14)	30
R6	28.45	(0.05)	8.28	8.23	—	(0.78)	(0.78)	35.90	29.45	431,183	0.76	0.76	(0.14)	30
Y	28.44	(0.01)	8.23	8.22	—	(0.78)	(0.78)	35.88	29.43	1,847,676	0.78	0.78	(0.04)	30
F(5)	27.52	(0.03)	3.66	3.63	—	—	—	31.15	(6)13.19	1,244,732	(7)0.76	(7)0.76	(7)(0.15)	30
For the Year Ended October 31, 2016
A	$ 26.47	$ (0.07)	$ (0.22)	$ (0.29)	$ —	$ (1.93)	$ (1.93)	$ 24.25	(0.79)%	$ 2,041,826	1.17%	1.17%	(0.29)%	31%
B	20.13	(0.21)	(0.19)	(0.40)	—	(1.93)	(1.93)	17.80	(1.66)	16,842	2.06	2.06	(1.16)	31
C	20.73	(0.18)	(0.20)	(0.38)	—	(1.93)	(1.93)	18.42	(1.50)	611,311	1.89	1.89	(1.01)	31
I	26.96	(0.04)	(0.20)	(0.24)	—	(1.93)	(1.93)	24.79	(0.57)	1,725,700	1.02	1.02	(0.18)	31
R3	29.20	(0.16)	(0.23)	(0.39)	—	(1.93)	(1.93)	26.88	(1.07)	71,711	1.48	1.48	(0.59)	31
R4	29.93	(0.08)	(0.23)	(0.31)	—	(1.93)	(1.93)	27.69	(0.76)	165,137	1.18	1.18	(0.30)	31
R5	30.39	—	(0.22)	(0.22)	—	(1.93)	(1.93)	28.24	(0.47)	193,533	0.87	0.87	—	31
R6	30.58	—	(0.20)	(0.20)	—	(1.93)	(1.93)	28.45	(0.36)	26,352	0.77	0.77	0.01	31
Y	30.57	0.03	(0.23)	(0.20)	—	(1.93)	(1.93)	28.44	(0.36)	1,490,965	0.77	0.77	0.10	31
The Hartford MidCap Value Fund
For the Year Ended October 31, 2020
A	$ 14.43	$ 0.07	$ (1.86)	$ (1.79)	$ (0.09)	$ (0.34)	$ (0.43)	$ 12.21	(12.86)%	$ 245,112	1.25%	1.25%	0.56%	61%
C	11.51	(0.02)	(1.49)	(1.51)	(12)(0.00)	(0.34)	(0.34)	9.66	(13.55)	9,533	2.03	2.03	(0.20)	61
I	14.60	0.12	(1.88)	(1.76)	(0.14)	(0.34)	(0.48)	12.36	(12.58)	19,722	0.91	0.91	0.91	61
R3	15.22	0.04	(1.98)	(1.94)	(0.03)	(0.34)	(0.37)	12.91	(13.12)	5,317	1.53	1.53	0.30	61
R4	15.58	0.08	(2.02)	(1.94)	(0.09)	(0.34)	(0.43)	13.21	(12.88)	8,857	1.23	1.23	0.58	61
R5	15.82	0.12	(2.04)	(1.92)	(0.12)	(0.34)	(0.46)	13.44	(12.60)	1,423	0.92	0.92	0.88	61
Y	15.87	0.13	(2.05)	(1.92)	(0.14)	(0.34)	(0.48)	13.47	(12.55)	10,009	0.92	0.88	0.93	61
F	14.60	0.13	(1.88)	(1.75)	(0.15)	(0.34)	(0.49)	12.36	(12.51)	299,805	0.82	0.82	0.98	61
For the Year Ended October 31, 2019
A	$ 14.54	$ 0.08	$ 1.44	$ 1.52	$ (0.04)	$ (1.59)	$ (1.63)	$ 14.43	12.74%	$ 309,996	1.23%	1.23%	0.61%	55%
C	11.97	(0.02)	1.15	1.13	—	(1.59)	(1.59)	11.51	11.99	15,910	1.99	1.99	(0.14)	55
I	14.68	0.13	1.46	1.59	(0.08)	(1.59)	(1.67)	14.60	13.20	31,173	0.89	0.89	0.95	55
R3	15.23	0.05	1.53	1.58	—	(1.59)	(1.59)	15.22	12.42	8,034	1.52	1.52	0.33	55
R4	15.55	0.09	1.57	1.66	(0.04)	(1.59)	(1.63)	15.58	12.77	11,865	1.21	1.21	0.64	55
R5	15.76	0.16	1.57	1.73	(0.08)	(1.59)	(1.67)	15.82	13.14	1,592	0.92	0.92	1.06	55
Y	15.80	0.15	1.60	1.75	(0.09)	(1.59)	(1.68)	15.87	13.23	12,624	0.89	0.85	0.98	55
F	14.69	0.14	1.46	1.60	(0.10)	(1.59)	(1.69)	14.60	13.27	314,566	0.80	0.80	1.03	55
For the Year Ended October 31, 2018
A	$ 15.62	$ 0.03	$ (0.72)	$ (0.69)	$ —	$ (0.39)	$ (0.39)	$ 14.54	(4.56)%	$ 284,646	1.22%	1.22%	0.18%	49%
C	13.03	(0.07)	(0.60)	(0.67)	—	(0.39)	(0.39)	11.97	(5.26)	17,909	1.98	1.97	(0.57)	49
I	15.72	0.08	(0.73)	(0.65)	—	(0.39)	(0.39)	14.68	(4.27)	34,656	0.90	0.90	0.50	49
R3	16.39	(0.02)	(0.75)	(0.77)	—	(0.39)	(0.39)	15.23	(4.84)	9,555	1.52	1.52	(0.13)	49
R4	16.68	0.03	(0.77)	(0.74)	—	(0.39)	(0.39)	15.55	(4.52)	11,639	1.22	1.22	0.18	49
R5	16.88	0.08	(0.78)	(0.70)	(0.03)	(0.39)	(0.42)	15.76	(4.32)	8,087	0.91	0.91	0.48	49
Y	16.93	0.09	(0.79)	(0.70)	(0.04)	(0.39)	(0.43)	15.80	(4.23)	11,371	0.86	0.86	0.52	49
F	15.76	0.10	(0.73)	(0.63)	(0.05)	(0.39)	(0.44)	14.69	(4.18)	252,917	0.80	0.80	0.61	49
119

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2017
A	$ 13.98	$ 0.01	$ 2.65	$ 2.66	$ —	$ (1.02)	$ (1.02)	$ 15.62	19.67%	$ 291,082	1.23%	1.23%	0.06%	40%
C	11.90	(0.08)	2.23	2.15	—	(1.02)	(1.02)	13.03	18.66	35,520	1.96	1.96	(0.67)	40
I	14.09	0.03	2.67	2.70	(0.05)	(1.02)	(1.07)	15.72	19.81	43,342	1.20	1.10	0.20	40
R3	14.67	(0.04)	2.78	2.74	—	(1.02)	(1.02)	16.39	19.26	11,923	1.52	1.52	(0.23)	40
R4	14.87	0.01	2.82	2.83	—	(1.02)	(1.02)	16.68	19.58	12,637	1.21	1.21	0.08	40
R5	15.03	0.06	2.86	2.92	(0.05)	(1.02)	(1.07)	16.88	20.06	11,445	0.91	0.91	0.38	40
Y	15.07	0.08	2.86	2.94	(0.06)	(1.02)	(1.08)	16.93	20.10	28,403	0.82	0.82	0.48	40
F(5)	14.97	0.05	0.74	0.79	—	—	—	15.76	(6)5.28	238,682	(7)0.81	(7)0.81	(7)0.46	40
For the Year Ended October 31, 2016
A	$ 15.11	$ 0.03	$ (0.03)	$ —	$ (0.02)	$ (1.11)	$ (1.13)	$ 13.98	0.18%	$ 246,023	1.30%	(14)1.30%	0.18%	56%
B	13.15	(0.07)	(0.03)	(0.10)	—	(1.11)	(1.11)	11.94	(0.57)	637	2.42	(14)2.12	(0.63)	56
C	13.09	(0.06)	(0.02)	(0.08)	—	(1.11)	(1.11)	11.90	(0.42)	35,965	2.02	(14)2.02	(0.54)	56
I	15.22	0.05	(0.01)	0.04	(0.06)	(1.11)	(1.17)	14.09	0.48	83,155	1.06	(14)1.06	0.39	56
R3	15.82	(0.01)	(0.03)	(0.04)	—	(1.11)	(1.11)	14.67	(0.07)	11,396	1.56	(14)1.56	(0.07)	56
R4	15.99	0.03	(0.02)	0.01	(0.02)	(1.11)	(1.13)	14.87	0.30	13,448	1.25	(14)1.25	0.23	56
R5	16.15	0.08	(0.03)	0.05	(0.06)	(1.11)	(1.17)	15.03	0.54	9,831	0.95	(14)0.95	0.52	56
Y	16.19	0.09	(0.03)	0.06	(0.07)	(1.11)	(1.18)	15.07	0.63	79,990	0.85	(14)0.85	0.63	56
Hartford Quality Value Fund
For the Year Ended October 31, 2020
A	$ 21.11	$ 0.42	$ (1.85)	$ (1.43)	$ (0.48)	$ (0.59)	$ (1.07)	$ 18.61	(7.34)%	$ 140,154	1.03%	0.91%	2.19%	26%
C	18.05	0.23	(1.59)	(1.36)	(0.32)	(0.59)	(0.91)	15.78	(8.09)	3,673	1.82	1.71	1.38	26
I	20.85	0.48	(1.82)	(1.34)	(0.55)	(0.59)	(1.14)	18.37	(7.02)	10,927	0.67	0.56	2.53	26
R3	21.45	0.38	(1.89)	(1.51)	(0.43)	(0.59)	(1.02)	18.92	(7.56)	855	1.29	1.16	1.91	26
R4	21.68	0.44	(1.91)	(1.47)	(0.49)	(0.59)	(1.08)	19.13	(7.34)	3,887	0.98	0.87	2.21	26
R5	21.87	0.50	(1.92)	(1.42)	(0.54)	(0.59)	(1.13)	19.32	(7.05)	220	0.69	0.58	2.53	26
R6	21.93	0.50	(1.89)	(1.39)	(0.57)	(0.59)	(1.16)	19.38	(6.92)	485	0.58	0.46	2.53	26
Y	21.91	0.51	(1.93)	(1.42)	(0.55)	(0.59)	(1.14)	19.35	(7.05)	382	0.68	0.57	2.53	26
F	20.83	0.50	(1.82)	(1.32)	(0.61)	(0.59)	(1.20)	18.31	(6.94)	8,975	0.58	0.46	2.64	26
For the Year Ended October 31, 2019
A	$ 20.00	$ 0.38	$ 1.99	$ 2.37	$ (0.28)	$ (0.98)	$ (1.26)	$ 21.11	13.10%	$ 169,771	1.00%	0.90%	1.95%	23%
C	17.12	0.20	1.71	1.91	—	(0.98)	(0.98)	18.05	12.23	6,834	1.76	1.67	1.21	23
I	19.78	0.45	1.94	2.39	(0.34)	(0.98)	(1.32)	20.85	13.49	12,796	0.65	0.56	2.30	23
R3	20.29	0.34	2.01	2.35	(0.21)	(0.98)	(1.19)	21.45	12.78	1,240	1.27	1.16	1.69	23
R4	20.49	0.40	2.04	2.44	(0.27)	(0.98)	(1.25)	21.68	13.17	6,014	0.95	0.86	1.99	23
R5	20.67	0.47	2.04	2.51	(0.33)	(0.98)	(1.31)	21.87	13.46	230	0.67	0.58	2.33	23
R6	20.74	0.47	2.06	2.53	(0.36)	(0.98)	(1.34)	21.93	13.57	34	0.56	0.46	2.26	23
Y	20.72	0.47	2.05	2.52	(0.35)	(0.98)	(1.33)	21.91	13.50	622	0.64	0.55	2.29	23
F	19.77	0.48	1.92	2.40	(0.36)	(0.98)	(1.34)	20.83	13.58	11,040	0.55	0.46	2.52	23
For the Year Ended October 31, 2018
A	$ 20.49	$ 0.31	$ 0.16	$ 0.47	$ (0.20)	$ (0.76)	$ (0.96)	$ 20.00	2.25%	$ 164,325	1.06%	1.04%	1.52%	85%
C	17.67	0.14	0.15	0.29	(0.08)	(0.76)	(0.84)	17.12	1.53	9,082	1.81	1.79	0.80	85
I	20.25	0.38	0.16	0.54	(0.25)	(0.76)	(1.01)	19.78	2.60	12,974	0.71	0.69	1.87	85
R3	20.70	0.26	0.17	0.43	(0.08)	(0.76)	(0.84)	20.29	2.03	1,075	1.34	1.30	1.26	85
R4	20.95	0.33	0.16	0.49	(0.19)	(0.76)	(0.95)	20.49	2.29	6,014	1.04	1.01	1.55	85
R5	21.13	0.38	0.17	0.55	(0.25)	(0.76)	(1.01)	20.67	2.57	504	0.74	0.72	1.76	85
R6(15)	20.99	0.28	(16)(0.53)	(0.25)	—	—	—	20.74	(6)(1.19)	10	(7)0.61	(7)0.59	(7)1.95	85
Y	21.19	0.40	0.17	0.57	(0.28)	(0.76)	(1.04)	20.72	2.65	601	0.68	0.66	1.90	85
F	20.26	0.39	0.17	0.56	(0.29)	(0.76)	(1.05)	19.77	2.71	88,336	0.62	0.60	1.94	85
120

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2017
A	$ 17.94	$ 0.19	$ 2.64	$ 2.83	$ (0.14)	$ (0.14)	$ (0.28)	$ 20.49	15.89%	$ 180,059	1.20%	1.20%	0.95%	39%
C	15.52	0.04	2.28	2.32	(0.03)	(0.14)	(0.17)	17.67	15.05	20,312	1.93	1.93	0.22	39
I	17.75	0.24	2.60	2.84	(0.20)	(0.14)	(0.34)	20.25	16.19	15,561	0.94	0.94	1.22	39
R3	18.13	0.13	2.66	2.79	(0.08)	(0.14)	(0.22)	20.70	15.48	1,448	1.54	1.53	0.63	39
R4	18.34	0.19	2.70	2.89	(0.14)	(0.14)	(0.28)	20.95	15.87	7,550	1.20	1.20	0.96	39
R5	18.49	0.23	2.75	2.98	(0.20)	(0.14)	(0.34)	21.13	16.25	480	0.91	0.91	1.17	39
Y	18.55	0.27	2.73	3.00	(0.22)	(0.14)	(0.36)	21.19	16.32	1,052	0.83	0.83	1.31	39
F(5)	19.58	0.16	0.52	0.68	—	—	—	20.26	(6)3.47	12,030	(7)0.80	(7)0.80	(7)1.17	39
For the Year Ended October 31, 2016
A	$ 18.66	$ 0.16	$ 0.57	$ 0.73	$ (0.21)	$ (1.24)	$ (1.45)	$ 17.94	4.71%	$ 187,475	1.25%	(17)1.25%	0.93%	41%
B	16.45	0.02	0.48	0.50	(0.01)	(1.24)	(1.25)	15.70	3.75	695	2.41	(17)2.11	0.11	41
C	16.34	0.03	0.49	0.52	(0.10)	(1.24)	(1.34)	15.52	3.93	22,223	1.97	(17)1.97	0.21	41
I	18.47	0.21	0.57	0.78	(0.26)	(1.24)	(1.50)	17.75	5.03	19,139	0.92	(17)0.92	1.23	41
R3	18.83	0.11	0.58	0.69	(0.15)	(1.24)	(1.39)	18.13	4.39	2,783	1.54	(17)1.54	0.64	41
R4	19.03	0.17	0.59	0.76	(0.21)	(1.24)	(1.45)	18.34	4.73	8,720	1.22	(17)1.22	0.96	41
R5	19.19	0.22	0.59	0.81	(0.27)	(1.24)	(1.51)	18.49	5.04	2,025	0.92	(17)0.92	1.27	41
Y	19.24	0.26	0.58	0.84	(0.29)	(1.24)	(1.53)	18.55	5.14	845	0.81	(17)0.81	1.46	41
The Hartford Small Cap Growth Fund
For the Year Ended October 31, 2020
A	$ 45.71	$ (0.28)	$ 6.67	$ 6.39	$ —	$ (0.75)	$ (0.75)	$ 51.35	14.06%	$ 198,430	1.26%	1.25%	(0.60)%	58%
C	30.90	(0.39)	4.46	4.07	—	(0.75)	(0.75)	34.22	13.31	12,323	1.91	1.91	(1.25)	58
I	48.05	(0.09)	7.02	6.93	—	(0.75)	(0.75)	54.23	14.50	98,673	0.85	0.85	(0.19)	58
R3	45.05	(0.38)	6.55	6.17	—	(0.75)	(0.75)	50.47	13.80	7,485	1.49	1.49	(0.83)	58
R4	47.69	(0.26)	6.96	6.70	—	(0.75)	(0.75)	53.64	14.13	31,169	1.19	1.19	(0.52)	58
R5	50.57	(0.12)	7.40	7.28	—	(0.75)	(0.75)	57.10	14.47	71,754	0.89	0.89	(0.23)	58
R6	51.36	(0.06)	7.52	7.46	—	(0.75)	(0.75)	58.07	14.62	80,327	0.78	0.78	(0.12)	58
Y	51.39	(0.08)	7.51	7.43	—	(0.75)	(0.75)	58.07	14.58	255,484	0.88	0.81	(0.16)	58
F	48.23	(0.06)	7.06	7.00	—	(0.75)	(0.75)	54.48	14.62	44,376	0.78	0.78	(0.13)	58
For the Year Ended October 31, 2019
A	$ 55.20	$ (0.21)	$ 2.62	$ 2.41	$ —	$ (11.90)	$ (11.90)	$ 45.71	8.99%	$ 195,314	1.24%	1.24%	(0.46)%	48%
C	41.81	(0.34)	1.33	0.99	—	(11.90)	(11.90)	30.90	8.27	15,722	1.89	1.89	(1.11)	48
I	57.17	(0.02)	2.80	2.78	—	(11.90)	(11.90)	48.05	9.41	191,482	0.83	0.83	(0.05)	48
R3	54.70	(0.31)	2.56	2.25	—	(11.90)	(11.90)	45.05	8.72	10,036	1.47	1.47	(0.69)	48
R4	56.99	(0.18)	2.78	2.60	—	(11.90)	(11.90)	47.69	9.05	42,296	1.17	1.17	(0.39)	48
R5	59.48	(0.03)	3.02	2.99	—	(11.90)	(11.90)	50.57	9.40	82,624	0.85	0.85	(0.07)	48
R6	60.16	(12)0.00	3.10	3.10	—	(11.90)	(11.90)	51.36	9.49	66,260	0.76	0.76	0.01	48
Y	60.20	(0.01)	3.10	3.09	—	(11.90)	(11.90)	51.39	9.44	365,867	0.82	0.80	(0.01)	48
F	57.30	0.01	2.82	2.83	—	(11.90)	(11.90)	48.23	9.49	46,533	0.76	0.76	0.02	48
For the Year Ended October 31, 2018
A	$ 57.24	$ (0.33)	$ 1.03	$ 0.70	$ —	$ (2.74)	$ (2.74)	$ 55.20	1.20%	$ 203,297	1.21%	1.20%	(0.56)%	66%
C	44.29	(0.55)	0.81	0.26	—	(2.74)	(2.74)	41.81	0.53	23,212	1.88	1.88	(1.22)	66
I	58.97	(0.10)	1.04	0.94	—	(2.74)	(2.74)	57.17	1.59	243,340	0.82	0.82	(0.16)	66
R3	56.89	(0.48)	1.03	0.55	—	(2.74)	(2.74)	54.70	0.94	13,210	1.47	1.47	(0.82)	66
R4	58.98	(0.31)	1.06	0.75	—	(2.74)	(2.74)	56.99	1.26	69,097	1.15	1.15	(0.50)	66
R5	61.26	(0.12)	1.08	0.96	—	(2.74)	(2.74)	59.48	1.56	94,887	0.85	0.85	(0.20)	66
R6	61.87	(0.09)	1.12	1.03	—	(2.74)	(2.74)	60.16	1.66	44,278	0.75	0.75	(0.14)	66
Y	61.93	(0.09)	1.10	1.01	—	(2.74)	(2.74)	60.20	1.63	358,049	0.79	0.79	(0.14)	66
F	59.06	(0.06)	1.04	0.98	—	(2.74)	(2.74)	57.30	1.66	47,999	0.75	0.75	(0.10)	66
121

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2017
A	$ 44.55	$ (0.25)	$ 13.25	$ 13.00	$ —	$ (0.31)	$ (0.31)	$ 57.24	29.28%	$ 215,743	1.17%	1.16%	(0.48)%	56%
C	34.78	(0.48)	10.30	9.82	—	(0.31)	(0.31)	44.29	28.36	36,531	1.89	1.88	(1.19)	56
I	45.79	(0.18)	13.67	13.49	—	(0.31)	(0.31)	58.97	29.56	429,401	1.03	0.95	(0.33)	56
R3	44.42	(0.41)	13.19	12.78	—	(0.31)	(0.31)	56.89	28.87	14,427	1.48	1.48	(0.79)	56
R4	45.90	(0.26)	13.65	13.39	—	(0.31)	(0.31)	58.98	29.27	76,315	1.16	1.16	(0.48)	56
R5	47.52	(0.10)	14.15	14.05	—	(0.31)	(0.31)	61.26	29.67	118,794	0.86	0.86	(0.17)	56
R6	47.94	(0.06)	14.30	14.24	—	(0.31)	(0.31)	61.87	29.80	10,596	0.76	0.76	(0.11)	56
Y	48.00	(0.05)	14.29	14.24	—	(0.31)	(0.31)	61.93	29.76	370,006	0.78	0.78	(0.09)	56
F(5)	52.62	(0.09)	6.53	6.44	—	—	—	59.06	(6)12.24	47,409	(7)0.75	(7)0.75	(7)(0.24)	56
For the Year Ended October 31, 2016
A	$ 48.56	$ (0.19)	$ (16)0.11	$ (0.08)	$ —	$ (3.93)	$ (3.93)	$ 44.55	0.02%	$ 197,738	1.25%	1.25%	(0.44)%	45%
B	39.35	(0.43)	(16)0.05	(0.38)	—	(3.93)	(3.93)	35.04	(0.84)	606	2.35	2.09	(1.23)	45
C	39.03	(0.39)	(16)0.07	(0.32)	—	(3.93)	(3.93)	34.78	(0.65)	37,807	1.94	1.94	(1.13)	45
I	49.68	(0.07)	(16)0.11	0.04	—	(3.93)	(3.93)	45.79	0.28	137,606	0.99	0.99	(0.16)	45
R3	48.54	(0.30)	(16)0.11	(0.19)	—	(3.93)	(3.93)	44.42	(0.24)	12,708	1.51	1.51	(0.70)	45
R4	49.87	(0.18)	(16)0.14	(0.04)	—	(3.93)	(3.93)	45.90	0.09	66,273	1.19	1.19	(0.39)	45
R5	51.35	(0.04)	(16)0.14	0.10	—	(3.93)	(3.93)	47.52	0.40	102,166	0.89	0.89	(0.09)	45
R6	51.73	(0.04)	(16)0.18	0.14	—	(3.93)	(3.93)	47.94	0.46	4,072	0.79	0.79	(0.09)	45
Y	51.78	0.01	(16)0.14	0.15	—	(3.93)	(3.93)	48.00	0.50	290,401	0.79	0.79	0.01	45
Hartford Small Cap Value Fund
For the Year Ended October 31, 2020
A	$ 10.35	$ 0.09	$ (1.49)	$ (1.40)	$ (0.08)	$ (0.58)	$ (0.66)	$ 8.29	(14.57)%	$ 32,996	1.41%	1.29%	1.04%	62%
C	8.96	0.02	(1.28)	(1.26)	(12)(0.00)	(0.58)	(0.58)	7.12	(15.15)	2,020	2.15	2.04	0.29	62
I	10.37	0.12	(1.48)	(1.36)	(0.12)	(0.58)	(0.70)	8.31	(14.22)	2,915	1.04	0.93	1.43	62
R3	10.73	0.08	(1.54)	(1.46)	(0.07)	(0.58)	(0.65)	8.62	(14.62)	457	1.63	1.42	0.92	62
R4	10.89	0.10	(1.56)	(1.46)	(0.09)	(0.58)	(0.67)	8.76	(14.46)	30	1.33	1.20	1.10	62
R5	10.87	0.13	(1.56)	(1.43)	(0.12)	(0.58)	(0.70)	8.74	(14.21)	10	1.03	0.90	1.51	62
R6	10.87	0.12	(1.54)	(1.42)	(0.13)	(0.58)	(0.71)	8.74	(14.17)	240	0.92	0.80	1.42	62
Y	10.86	0.13	(1.55)	(1.42)	(0.13)	(0.58)	(0.71)	8.73	(14.18)	250	1.02	0.85	1.50	62
F	10.38	0.13	(1.49)	(1.36)	(0.13)	(0.58)	(0.71)	8.31	(14.22)	40,447	0.91	0.80	1.53	62
For the Year Ended October 31, 2019
A	$ 13.65	$ 0.10	$ (0.04)	$ 0.06	$ (0.03)	$ (3.33)	$ (3.36)	$ 10.35	3.46%	$ 47,037	1.37%	1.27%	0.98%	140%
C	12.35	0.02	(0.08)	(0.06)	—	(3.33)	(3.33)	8.96	2.60	3,719	2.14	2.04	0.26	140
I	13.68	0.14	(0.05)	0.09	(0.07)	(3.33)	(3.40)	10.37	3.77	4,354	1.00	0.90	1.34	140
R3	14.02	0.09	(0.03)	0.06	(0.02)	(3.33)	(3.35)	10.73	3.31	609	1.62	1.42	0.82	140
R4	14.16	0.11	(0.03)	0.08	(0.02)	(3.33)	(3.35)	10.89	3.52	69	1.31	1.20	1.01	140
R5	14.16	0.16	(0.05)	0.11	(0.07)	(3.33)	(3.40)	10.87	3.82	11	1.01	0.90	1.44	140
R6	14.15	0.15	(0.02)	0.13	(0.08)	(3.33)	(3.41)	10.87	3.99	103	0.89	0.80	1.39	140
Y	14.15	0.16	(0.04)	0.12	(0.08)	(3.33)	(3.41)	10.86	3.94	572	0.97	0.85	1.43	140
F	13.68	0.15	(0.04)	0.11	(0.08)	(3.33)	(3.41)	10.38	3.99	48,425	0.89	0.80	1.43	140
For the Year Ended October 31, 2018
A	$ 14.13	$ 0.04	$ 0.10	$ 0.14	$ (0.02)	$ (0.60)	$ (0.62)	$ 13.65	1.00%	$ 52,406	1.35%	1.29%	0.28%	68%
C	12.91	(0.06)	0.10	0.04	—	(0.60)	(0.60)	12.35	0.27	6,444	2.13	2.04	(0.44)	68
I	14.15	0.09	0.10	0.19	(0.06)	(0.60)	(0.66)	13.68	1.33	3,756	1.02	0.95	0.62	68
R3	14.50	0.03	0.09	0.12	—	(0.60)	(0.60)	14.02	0.82	529	1.62	1.43	0.18	68
R4	14.61	0.06	0.10	0.16	(0.01)	(0.60)	(0.61)	14.16	1.07	48	1.32	1.20	0.41	68
R5	14.63	0.10	0.10	0.20	(0.07)	(0.60)	(0.67)	14.16	1.39	36	1.02	0.90	0.71	68
R6(15)	13.99	0.05	0.11	0.16	—	—	—	14.15	(6)1.14	10	(7)0.91	(7)0.84	(7)0.47	68
Y	14.66	0.11	0.10	0.21	(0.12)	(0.60)	(0.72)	14.15	1.42	646	0.96	0.85	0.74	68
F	14.16	0.11	0.09	0.20	(0.08)	(0.60)	(0.68)	13.68	1.42	38,087	0.90	0.84	0.80	68
122

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2017
A	$ 11.56	$ 0.04	$ 2.63	$ 2.67	$ (0.10)	$ —	$ (0.10)	$ 14.13	23.19%	$ 53,057	1.28%	1.27%	0.32%	83%
C	10.58	(0.05)	2.40	2.35	(0.02)	—	(0.02)	12.91	22.24	11,081	2.03	2.01	(0.41)	83
I	11.58	0.08	2.63	2.71	(0.14)	—	(0.14)	14.15	23.53	3,225	1.01	1.00	0.60	83
R3	11.87	0.01	2.69	2.70	(0.07)	—	(0.07)	14.50	22.79	723	1.63	1.50	0.09	83
R4	11.94	0.05	2.70	2.75	(0.08)	—	(0.08)	14.61	23.11	113	1.36	1.20	0.36	83
R5	11.96	0.10	2.71	2.81	(0.14)	—	(0.14)	14.63	23.63	44	1.01	0.90	0.74	83
Y	12.00	0.11	2.71	2.82	(0.16)	—	(0.16)	14.66	23.58	1,242	0.86	0.85	0.78	83
F(5)	13.22	0.05	0.89	0.94	—	—	—	14.16	(6)7.11	86,675	(7)0.88	(7)0.85	(7)0.52	83
For the Year Ended October 31, 2016
A	$ 12.35	$ 0.10	$ (16)(0.15)	$ (0.05)	$ (0.02)	$ (0.72)	$ (0.74)	$ 11.56	(0.22)%	$ 46,270	1.35%	(18)1.31%	0.85%	94%
B	11.58	0.01	(16)(0.14)	(0.13)	—	(0.72)	(0.72)	10.73	(0.93)	798	2.25	(18)2.06	0.10	94
C	11.43	0.01	(16)(0.14)	(0.13)	—	(0.72)	(0.72)	10.58	(0.94)	10,410	2.08	(18)2.06	0.11	94
I	12.38	0.13	(16)(0.15)	(0.02)	(0.06)	(0.72)	(0.78)	11.58	0.05	2,582	1.01	(18)1.00	1.17	94
R3	12.67	0.08	(16)(0.16)	(0.08)	—	(0.72)	(0.72)	11.87	(0.43)	734	1.61	(18)1.51	0.65	94
R4	12.72	0.11	(16)(0.15)	(0.04)	(0.02)	(0.72)	(0.74)	11.94	(0.09)	267	1.30	(18)1.21	0.96	94
R5	12.78	0.13	(16)(0.14)	(0.01)	(0.09)	(0.72)	(0.81)	11.96	0.16	44	1.00	(18)0.91	1.08	94
Y	12.77	0.16	(16)(0.15)	0.01	(0.06)	(0.72)	(0.78)	12.00	0.31	110,028	0.88	(18)0.86	1.36	94
The Hartford Small Company Fund
For the Year Ended October 31, 2020
A	$ 20.35	$ (0.14)	$ 6.57	$ 6.43	$ —	$ (1.28)	$ (1.28)	$ 25.50	33.21%	$ 389,496	1.32%	1.31%	(0.66)%	104%
C	13.30	(0.20)	4.15	3.95	—	(1.28)	(1.28)	15.97	32.08	9,058	2.14	2.14	(1.50)	104
I	21.65	(0.08)	7.02	6.94	—	(1.28)	(1.28)	27.31	33.59	35,806	1.00	1.00	(0.35)	104
R3	22.29	(0.21)	7.22	7.01	—	(1.28)	(1.28)	28.02	32.91	14,013	1.61	1.55	(0.90)	104
R4	23.88	(0.15)	7.77	7.62	—	(1.28)	(1.28)	30.22	33.29	13,363	1.30	1.25	(0.60)	104
R5	25.40	(0.08)	8.29	8.21	—	(1.28)	(1.28)	32.33	33.64	3,936	1.01	0.95	(0.30)	104
R6	25.97	(0.13)	8.56	8.43	—	(1.28)	(1.28)	33.12	33.75	1,530	0.90	0.90	(0.42)	104
Y	25.95	(0.08)	8.48	8.40	—	(1.28)	(1.28)	33.07	33.65	19,956	0.96	0.95	(0.29)	104
F	21.76	(0.06)	7.07	7.01	—	(1.28)	(1.28)	27.49	33.75	243,057	0.90	0.90	(0.24)	104
For the Year Ended October 31, 2019
A	$ 22.20	$ (0.13)	$ 2.28	$ 2.15	$ —	$ (4.00)	$ (4.00)	$ 20.35	14.08%	$ 311,742	1.33%	1.32%	(0.66)%	91%
C	16.11	(0.19)	1.38	1.19	—	(4.00)	(4.00)	13.30	13.24	9,929	2.14	2.13	(1.46)	91
I	23.28	(0.08)	2.45	2.37	—	(4.00)	(4.00)	21.65	14.48	26,939	1.04	1.03	(0.37)	91
R3	23.95	(0.19)	2.53	2.34	—	(4.00)	(4.00)	22.29	13.84	14,142	1.62	1.55	(0.89)	91
R4	25.28	(0.14)	2.74	2.60	—	(4.00)	(4.00)	23.88	14.20	14,261	1.32	1.25	(0.59)	91
R5	26.53	(0.07)	2.94	2.87	—	(4.00)	(4.00)	25.40	14.56	3,239	1.02	0.95	(0.29)	91
R6	27.02	(0.06)	3.01	2.95	—	(4.00)	(4.00)	25.97	14.60	206	0.90	0.90	(0.23)	91
Y	27.01	(0.06)	3.00	2.94	—	(4.00)	(4.00)	25.95	14.56	32,472	0.94	0.93	(0.26)	91
F	23.35	(0.05)	2.46	2.41	—	(4.00)	(4.00)	21.76	14.63	193,242	0.90	0.90	(0.23)	91
For the Year Ended October 31, 2018
A	$ 20.34	$ (0.20)	$ 2.06	$ 1.86	$ —	$ —	$ —	$ 22.20	9.20%	$ 283,912	1.34%	1.33%	(0.87)%	104%
C	14.87	(0.27)	1.51	1.24	—	—	—	16.11	8.34	11,729	2.12	2.10	(1.64)	104
I	21.27	(0.14)	2.15	2.01	—	—	—	23.28	9.45	28,540	1.07	1.05	(0.60)	104
R3	21.98	(0.27)	2.24	1.97	—	—	—	23.95	8.92	16,386	1.63	1.55	(1.09)	104
R4	23.14	(0.20)	2.34	2.14	—	—	—	25.28	9.25	15,295	1.32	1.25	(0.79)	104
R5	24.21	(0.14)	2.46	2.32	—	—	—	26.53	9.58	2,678	1.03	0.95	(0.51)	104
R6	24.64	(0.12)	2.50	2.38	—	—	—	27.02	9.66	144	0.91	0.90	(0.42)	104
Y	24.64	(0.12)	2.49	2.37	—	—	—	27.01	9.66	35,351	0.92	0.90	(0.44)	104
F	21.30	(0.11)	2.16	2.05	—	—	—	23.35	9.63	115,365	0.91	0.90	(0.45)	104
123

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2017
A	$ 15.74	$ (0.12)	$ 4.72	$ 4.60	$ —	$ —	$ —	$ 20.34	29.16%	$ 252,187	1.39%	1.37%	(0.64)%	109%
C	11.60	(0.19)	3.46	3.27	—	—	—	14.87	28.19	26,529	2.12	2.10	(1.40)	109
I	16.43	(0.10)	4.94	4.84	—	—	—	21.27	29.40	28,052	1.49	1.15	(0.51)	109
R3	17.05	(0.17)	5.10	4.93	—	—	—	21.98	28.91	23,932	1.63	1.55	(0.84)	109
R4	17.89	(0.11)	5.36	5.25	—	—	—	23.14	29.29	23,080	1.32	1.25	(0.53)	109
R5	18.67	(0.04)	5.58	5.54	—	—	—	24.21	29.67	3,263	1.06	0.95	(0.20)	109
R6	18.99	(0.09)	5.74	5.65	—	—	—	24.64	29.75	78	1.07	0.90	(0.38)	109
Y	18.99	(0.02)	5.67	5.65	—	—	—	24.64	29.70	33,040	0.94	0.90	(0.08)	109
F(5)	18.76	(0.05)	2.59	2.54	—	—	—	21.30	(6)13.49	81,831	(7)0.92	(7)0.90	(7)(0.38)	109
For the Year Ended October 31, 2016
A	$ 19.36	$ (0.14)	$ (0.90)	$ (1.04)	$ —	$ (2.58)	$ (2.58)	$ 15.74	(5.73)%	$ 262,618	1.45%	(19)1.43%	(0.87)%	81%
B	15.08	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.62	(6.40)	862	2.46	(19)2.17	(1.59)	81
C	15.06	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.60	(6.41)	25,586	2.14	(19)2.14	(1.58)	81
I	20.04	(0.10)	(0.93)	(1.03)	—	(2.58)	(2.58)	16.43	(5.45)	41,881	1.24	(19)1.18	(0.61)	81
R3	20.77	(0.18)	(0.96)	(1.14)	—	(2.58)	(2.58)	17.05	(5.83)	29,662	1.62	(19)1.58	(1.02)	81
R4	21.61	(0.13)	(1.01)	(1.14)	—	(2.58)	(2.58)	17.89	(5.58)	27,834	1.31	(19)1.28	(0.71)	81
R5	22.37	(0.07)	(1.05)	(1.12)	—	(2.58)	(2.58)	18.67	(5.27)	5,283	1.00	(19)0.97	(0.37)	81
R6	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)	9	0.90	(19)0.90	(0.34)	81
Y	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)	98,620	0.90	(19)0.90	(0.33)	81
FINANCIAL HIGHLIGHTS FOOTNOTES
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)
Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.
(4)
Includes interest expense representing less than 0.005%.
(5)
Commenced operations on February 28, 2017.
(6)
Not annualized.
(7)
Annualized.
(8)
Excluding the expenses not subject to cap, the ratios would have been 1.09%, 1.98%, 1.81%, 0.79%, 1.40%, 1.10%, 0.80%, 0.70% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(9)
Excluding the expenses not subject to cap, the ratios would have been 0.79%, 1.54%, 1.54%, 0.54%, 1.09%, 0.79%, 0.49%, 0.42% and 0.42% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(10)
Excluding the expenses not subject to cap, the ratios would have been 1.02%, 1.95%, 1.76%, 0.82%, 1.35%, 1.05%, 0.75%, 0.65% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(11)
Excluding the expenses not subject to cap, the ratios would have been 1.12%, 2.04%, 1.87%, 0.91%, 1.45%, 1.15%, 0.85%, 0.75% and 0.76% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(12)
Amount is less than $0.01 per share.
(13)
Commenced operations on February 28, 2019.
(14)
Excluding the expenses not subject to cap, the ratios would have been 1.28%, 2.10%, 2.00%, 1.04%, 1.54%, 1.23%, 0.93% and 0.83% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(15)
Commenced operations on February 28, 2018.
(16)
Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(17)
Excluding the expenses not subject to cap, the ratios would have been 1.23%, 2.09%, 1.95%, 0.90%, 1.52%, 1.20%, 0.90% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(18)
Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 0.99%, 1.50%, 1.20%, 0.90% and 0.85% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(19)
Excluding the expenses not subject to cap, the ratios would have been 1.40%, 2.15%, 2.11%, 1.15%, 1.55%, 1.25%, 0.95%, 0.88% and 0.88% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(20)
Amount is less than 0.01%.
124

For More Information
Two documents are available that offer further information on the Funds:
Annual/Semi-Annual Report To Shareholders
Additional information about each Fund’s investments is available in the annual and semi-annual reports. In each Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year (or period as the case may be), as well as the independent registered public accounting firm’s report.
Statement of Additional Information (SAI)
The SAI contains more detailed information on the Funds. A current SAI and annual report have been filed with the SEC and the SAI is incorporated by reference into (which means it is legally a part of) this prospectus.
The Funds make available this prospectus, the SAI and annual/semi-annual reports free of charge, on the Funds’ website at hartfordfunds.com.
To request a free copy of the current annual/semi-annual report, if available, for the Funds and/or the SAI or for shareholder inquiries or other information about the Funds, please contact the Funds at:
By Mail:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
By Phone:
1-888-843-7824
On The Internet:
hartfordfunds.com
Or you may view or obtain these documents from the SEC:
Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov
E-Mail: publicinfo@sec.gov
Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.
Investing In Mutual Funds:
Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-int.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at https://tools.finra.org/fund_analyzer/?rr=1.
SEC File Numbers The Hartford Mutual Funds, Inc. 811-07589The Hartford Mutual Funds II, Inc. 811-00558
MFPRO-DE21 March 1, 2021

Appendix A
Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Funds or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. These waivers or discounts, which may vary from those disclosed elsewhere in the statutory prospectus or SAI, are subject to change and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Funds, Hartford Funds Management Company, LLC, nor Hartford Funds Distributors, LLC supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts. In all instances, it is the purchaser’s responsibility to notify the financial intermediary at the time of purchase of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI. Shareholders should contact Merrill Lynch to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•
Shares purchased through a Merrill Lynch affiliated investment advisory program
•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•
Shares of funds purchased through the Merrill Edge Self-Directed platform
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•
Directors of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus
•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.
CDSC Waivers on A and C Shares available at Merrill Lynch
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
A-1

•
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•
Shares acquired through a right of reinstatement
•
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms
•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in the Fund’s prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing fund shares through an Ameriprise Financial account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.
A-2

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Shareholders should contact Morgan Stanley Wealth Management to determine their eligibility for these waivers.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
A-3

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI. Shareholders should contact Janney to determine their eligibility for these waivers and discounts.
Front-end sales charge* waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•
Shares acquired through a right of reinstatement.
•
Shares exchanged into the same share class of a different fund in the same fund family.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in the Fund’s prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*
Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for
A-4

the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Hartford mutual fund family and Hartford SMART529 plan, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds (if any) and any assets held in group retirement plans) of the Hartford mutual fund family and Hartford SMART529 plan held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs for such SEP IRA plan and/or SIMPLE IRA plan will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
A-5

•
Shares exchanged into Class A shares from another share class eligible to be exchanged pursuant to the prospectus so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•
A fee-based account held on an Edward Jones platform
•
A 529 account held on an Edward Jones platform
•
An account with an active systematic investment plan or LOI
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a class of a Fund eligible to be exchanged pursuant to the prospectus to Class A shares of the same Fund.
Oppenheimer & Co. Inc.
Effective June 30, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact OPCO to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waivers on Class A Shares available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by or through a 529 Plan
•
Shares purchased through an OPCO affiliated investment advisory program
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
A-6

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•
Employees and registered representatives of OPCO or its affiliates and their family members
•
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulation
•
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this prospectus
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co.
Effective June 15, 2020, shareholders purchasing Fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI. Shareholders should contact Baird to determine their eligibility for these waivers and discounts.
Front-End Sales Charge Waivers on Class A shares Available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Hartford mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C shares Available at Baird
•
Shares sold due to death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•
Shares bought due to return of excess contributions from an IRA Account
A-7

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulation
•
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation
•
Breakpoints as described in this prospectus
•
Rights of accumulation, which entitles shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Hartford mutual fund assets held by accounts within the purchaser’s household at Baird. Eligible Hartford mutual fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Hartford mutual funds through Baird, over a 13-month period of time
Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver. Shareholders should contact Stifel to determine their eligibility for these waivers and discounts.
Front-End Sales Load Waiver on Class A shares at Stifel
•
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply
U.S. Bancorp Investments
Waivers Applicable to Purchases through U.S. Bancorp Investments
Effective February 22, 2021, shareholders purchasing Fund shares through a U.S. Bancorp Investments (USBI) platform or account or who own shares for which USBI is the broker-dealer of record, where the shares are held in an omnibus account at the Fund, will be eligible for the following additional sales charge waiver. Shareholders should contact USBI to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waiver on Class A Shares available at U.S. Bancorp Investments
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply
A-8

Hartford Fixed Income Funds
Prospectus
March 1, 2021

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Emerging Markets Local Debt Fund	HLDAX	HLDCX	HLDIX	HLDRX	HLDSX	HLDTX	—	HLDYX	HLDFX
The Hartford Floating Rate Fund	HFLAX	HFLCX	HFLIX	HFLRX	HFLSX	HFLTX	—	HFLYX	HFLFX
The Hartford Floating Rate High Income Fund	HFHAX	HFHCX	HFHIX	HFHRX	HFHSX	HFHTX	—	HFHYX	HFHFX
The Hartford High Yield Fund	HAHAX	HAHCX	HAHIX	HAHRX	HAHSX	HAHTX	HAHVX	HAHYX	HAHFX
The Hartford Inflation Plus Fund	HIPAX	HIPCX	HIPIX	HIPRX	HIPSX	HIPTX	—	HIPYX	HIPFX
Hartford Municipal Income Fund	HMKAX	HMKCX	HMKIX	—	—	—	—	—	HMKFX
The Hartford Municipal Opportunities Fund	HHMAX	HHMCX	HHMIX	—	—	—	—	HHMYX	HHMFX
Hartford Municipal Short Duration Fund	HMJAX	HMJCX	HMJIX	—	—	—	—	—	HMJFX
The Hartford Short Duration Fund	HSDAX	HSDCX	HSDIX	HSDRX	HSDSX	HSDTX	HSDVX	HSDYX	HSDFX
The Hartford Strategic Income Fund	HSNAX	HSNCX	HSNIX	HSNRX	HSNSX	HSNTX	HSNVX	HSNYX	HSNFX
The Hartford Total Return Bond Fund*	ITBAX	HABCX	ITBIX	ITBRX	ITBUX	ITBTX	ITBVX	HABYX	ITBFX
The Hartford World Bond Fund	HWDAX	HWDCX	HWDIX	HWDRX	HWDSX	HWDTX	HWDVX	HWDYX	HWDFX
*   Class C shares of the Fund are closed to new investors. No purchases of a closed share class are allowed, other than as described in this Prospectus.
As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Funds, be sure to read all risk disclosures carefully before investing.
 HARTFORD FUNDS
P.O. BOX 219060
KANSAS CITY, MO 64121-9060

The Hartford Emerging Markets Local Debt Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation and income.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 118 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Other expenses	0.42%	0.43%	0.32%	0.45%	0.40%	0.35%	0.34%	0.23%
Total annual fund operating expenses	1.42%	2.18%	1.07%	1.70%	1.40%	1.10%	1.09%	0.98%
Fee waiver and/or expense reimbursement(2)	0.24%	0.25%	0.14%	0.22%	0.22%	0.22%	0.21%	0.15%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.18%	1.93%	0.93%	1.48%	1.18%	0.88%	0.88%	0.83%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.18% (Class A), 1.93% (Class C), 0.93% (Class I), 1.48% (Class R3), 1.18% (Class R4), 0.88% (Class R5), 0.88% (Class Y), and 0.83% (Class F). This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
3

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 565	$ 857	$ 1,170	$ 2,056
C	$ 296	$ 658	$ 1,147	$ 2,494
I	$ 95	$ 326	$ 577	$ 1,293
R3	$ 151	$ 514	$ 902	$ 1,990
R4	$ 120	$ 422	$ 745	$ 1,661
R5	$ 90	$ 328	$ 585	$ 1,320
Y	$ 90	$ 326	$ 581	$ 1,310
F	$ 85	$ 297	$ 527	$1,188
If you did not redeem your shares:
C	$ 196	$ 658	$ 1,147	$2,494
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund will normally invest at least 80% of its assets in local currency-denominated emerging markets debt securities, as well as forwards and other derivative instruments that provide market exposure to such securities. Local currencies are the currencies of the markets where the Fund’s investments are located. The Fund will invest primarily in these non-U.S. dollar currencies. Emerging markets are (a) those markets represented in any of the following three indices: JP Morgan GBI Emerging Markets Global Diversified Index, JP Morgan EMBI Global Diversified Index, or JP Morgan CEMBI Broad Diversified Index; or (b) any market not included in the International Monetary Fund’s list of Advanced Economies as of the most recent year end period. The Fund will invest in both investment grade and non-investment grade debt securities (also referred to as “junk bonds”) from emerging markets. The Fund may invest in debt issued by sovereign, quasi-sovereign agency, supranational, and sub-national government issuers; corporate debt securities and loan participation securities; credit- and index-linked derivatives; global depositary notes (“GDNs”); inflation protected securities; as well as other debt securities, both fixed- and floating-rate. The Fund may buy and sell exchange-traded and over-the-counter derivative instruments, including bond futures; currency, interest rate, total rate of return, and credit default swaps; forward rate agreements; currency, bond, and swap options; deliverable and non-deliverable currency forward contracts; and other derivative instruments to enhance portfolio management efficiency, and may hold outright short positions in these instruments for hedging purposes and otherwise in pursuit of the Fund’s investment objective. The Fund may invest in certain restricted securities, such as securities that are only eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. The Fund may trade securities actively and may invest in debt securities of any maturity or duration. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), combines comprehensive top-down quantitative and macroeconomic analysis with detailed bottom-up fundamental credit, interest rate, and currency research to seek to identify the most attractive investment opportunities in the emerging local debt and currency markets.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
4

Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Sovereign Debt Risk – Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be
5

worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk – Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Forward Currency Contracts Risk – A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Swaps Risk – A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Futures and Options Risks – Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
High Yield Investments Risk – High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Liquidity Risk – The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Non-Diversification Risk – The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Volatility Risk – The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
6

Inflation-Protected Securities Risk – The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.
Counterparty Risk – The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Restricted Securities Risk – Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Active Trading Risk – Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
7

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	12.92%	June 30, 2020
Worst Quarter Return	-18.66%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
			Since Inception
Share Classes	1 Year	5 Years	(5/31/2011)
Class A – Return Before Taxes	-1.84%	5.51%	0.68%
– Return After Taxes on Distributions	-2.08%	2.52%	-1.28%
– Return After Taxes on Distributions and Sale of Fund Shares	-1.09%	2.87%	-0.35%
Share Classes (Return Before Taxes)
Class C	0.94%	5.70%	0.40%
Class I	3.11%	6.81%	1.43%
Class R3	2.98%	6.45%	0.94%
Class R4	2.79%	6.52%	1.15%
Class R5	3.07%	6.81%	1.41%
Class Y	2.99%	6.84%	1.45%
Class F*	3.20%	6.88%	1.46%
JP Morgan GBI Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes)	2.69%	6.72%	0.90%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
James W. Valone, CFA*	Senior Managing Director and Fixed Income Portfolio Manager	2011
Michael T. Henry	Managing Director and Fixed Income Portfolio Manager	2014
Kevin F. Murphy	Senior Managing Director and Fixed Income Portfolio Manager	2016
*
James W. Valone, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective December 31, 2021, he will no longer serve as a portfolio manager to the Fund. As his retirement date approaches, Mr. Valone’s portfolio management responsibilities will transition to Michael T. Henry.
8

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$5,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
9

The Hartford Floating Rate Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide high current income, and long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 118 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Management fees	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Other expenses	0.15%	0.13%	0.12%	0.26%	0.21%	0.16%	0.10%	0.04%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses(2)	1.03%	1.76%	0.75%	1.39%	1.09%	0.79%	0.73%	0.67%
Fee waiver and/or expense reimbursement(3)	0.01%	0.00%	0.00%	0.12%	0.07%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.02%	1.76%	0.75%	1.27%	1.02%	0.79%	0.73%	0.67%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.00% (Class A), 1.75% (Class C), 0.75% (Class I), 1.25% (Class R3), 1.00% (Class R4), 0.85% (Class R5), and 0.75% (Class Y). This contractual arrangement will remain in effect through at least February 28, 2022.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
10

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 401	$ 617	$ 851	$ 1,521
C	$ 279	$ 554	$ 954	$ 2,073
I	$ 77	$ 240	$ 417	$ 930
R3	$ 129	$ 428	$ 749	$ 1,658
R4	$ 104	$ 340	$ 594	$ 1,322
R5	$ 81	$ 252	$ 439	$ 978
Y	$ 75	$ 233	$ 406	$ 906
F	$ 68	$ 214	$ 373	$835
If you did not redeem your shares:
C	$ 179	$ 554	$ 954	$2,073
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the Fund’s assets are invested in below-investment-grade variable or floating rate loans (“Floating Rate Loans”) and floating rate securities selected by the sub-adviser, Wellington Management Company LLP (“Wellington Management”). Floating rate securities are defined to include the following securities of any credit quality: floating rate debt securities, money market securities of all types, repurchase agreements, money market funds and short-term bond funds. Wellington Management may use derivatives, such as swaps, for liquidity, risk management or other investment purposes.
The Fund may invest in securities of any maturity or duration. The Fund may purchase senior Floating Rate Loans, second lien loans, fixed rate loans and unsecured loans and debt securities. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (“Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Additionally, the Fund may invest up to 25% of its net assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of its net assets in foreign loans or securities that are denominated in a foreign currency.
The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Loans and Loan Participations Risk – Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are
11

higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Liquidity Risk – The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Counterparty Risk – The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
High Yield Investments Risk – High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
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Leverage Risk – Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Swaps Risk – A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Volatility Risk – The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
LIBOR Risk – The transition away from the London Interbank Offered Rate (LIBOR) could affect the value and liquidity of instruments that reference LIBOR, especially those that do not have fallback provisions. While some instruments may provide for an alternative rate setting methodology in the event LIBOR is no longer available, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
13

PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Include the Fund’s performance when it had a different sub-adviser prior to April 23, 2012
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	9.77%	June 30, 2020
Worst Quarter Return	-13.85%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-1.78%	4.07%	3.34%
– Return After Taxes on Distributions	-3.17%	2.30%	1.60%
– Return After Taxes on Distributions and Sale of Fund Shares	-1.10%	2.33%	1.79%
Share Classes (Return Before Taxes)
Class C	-0.46%	3.94%	2.89%
Class I	1.54%	5.00%	3.93%
Class R3	1.01%	4.44%	3.38%
Class R4	1.36%	4.71%	3.65%
Class R5	1.57%	4.99%	3.92%
Class Y	1.59%	5.03%	3.99%
Class F*	1.45%	5.04%	3.95%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	3.12%	5.24%	4.32%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
14

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
David B. Marshak	Managing Director and Fixed Income Portfolio Manager	2012
Jeffrey W. Heuer, CFA	Managing Director and Fixed Income Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
15

The Hartford Floating Rate High Income Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide high current income, and long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 118 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Other expenses	0.20%	0.19%	0.17%	0.30%	0.25%	0.20%	0.19%	0.09%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses(2)	1.17%	1.91%	0.89%	1.52%	1.22%	0.92%	0.91%	0.81%
Fee waiver and/or expense reimbursement(3)	0.10%	0.09%	0.07%	0.15%	0.15%	0.15%	0.11%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.07%	1.82%	0.82%	1.37%	1.07%	0.77%	0.80%	0.77%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.05% (Class A), 1.80% (Class C), 0.80% (Class I), 1.35% (Class R3), 1.05% (Class R4), 0.75% (Class R5), 0.78% (Class Y), and 0.75% (Class F). This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
16

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 406	$ 651	$ 915	$ 1,669
C	$ 285	$ 591	$ 1,023	$ 2,225
I	$ 84	$ 277	$ 486	$ 1,090
R3	$ 139	$ 466	$ 815	$ 1,800
R4	$ 109	$ 372	$ 656	$ 1,464
R5	$ 79	$ 278	$ 495	$ 1,118
Y	$ 82	$ 279	$ 493	$ 1,109
F	$ 79	$ 255	$ 446	$998
If you did not redeem your shares:
C	$ 185	$ 591	$ 1,023	$2,225
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 120% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund will invest in floating rate loans, floating rate debt securities and investments that are the economic equivalent of floating rate investments to effectively enable the Fund to achieve a floating rate of income. In order to seek a higher current income or for liquidity purposes, the Fund will invest in high yield fixed-rate bonds (also referred to as “junk bonds”). Under normal circumstances, at least 80% of the Fund’s assets will be invested in a portfolio of: (i) below-investment grade variable or floating rate loans (“Floating Rate Loans”) and floating rate securities; (ii) high yield fixed-rate loans or debt securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed-rate interest payments into floating-rate interest payments; and (iii) fixed-rate instruments with a duration of less than or equal to one year, including money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The Fund normally invests primarily in interests in senior Floating Rate Loans (that are either secured or unsecured) and floating rate securities. The Fund may invest in securities of any maturity or duration. The Fund may invest up to 100% of its net assets in below-investment grade debt securities. Additionally, the Fund may invest up to 40% of its net assets in loans of foreign borrowers and debt securities of foreign issuers, and up to 25% of its net assets in foreign loans or debt securities that are denominated in a foreign currency. The Fund may use foreign currency swaps, foreign currency futures contracts, and forward currency exchange contracts to attempt to mitigate the effects of foreign currency fluctuations and, at a minimum, will use foreign currency swaps, foreign currency futures contracts, and foreign currency exchange contracts to effectively limit non-U.S. currency exposure to 10% of the Fund’s net assets. The extent to which the Fund will invest in loans of foreign borrowers and securities of foreign issuers depends upon the view of the sub-adviser, Wellington Management Company LLP (“Wellington Management”), of the global loan market, and the allocation to such loans and securities may fluctuate over time. The Fund may invest up to 20% of its net assets in fixed-rate loans and debt securities without entering into an interest rate swap. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. While the Fund may invest in Floating Rate Loans that are unsecured, senior Floating Rate Loans typically hold a senior position in the capital structure of a business entity (“Borrower”), and typically are secured by a lien on specific collateral that is senior to claims by subordinated debtholders and stockholders of the Borrower. The Fund may purchase second lien loans, and other subordinated or unsecured loans and debt securities.
In order to manage the Fund’s interest rate risk, the Fund may use interest rate swaps. The extent to which the Fund will use interest rate swaps depends on Wellington Management’s view of the interest rate environment and general market conditions. Generally, if Wellington Management expects interest rates to rise, the Fund may buy interest rate swaps to hedge the portion of its assets invested in fixed-rate debt securities. The Fund may trade securities actively.
17

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Loans and Loan Participations Risk – Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Liquidity Risk – The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
High Yield Investments Risk – High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
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Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Counterparty Risk – The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk – Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Forward Currency Contracts Risk – A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Swaps Risk – A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
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Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Restricted Securities Risk – Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Volatility Risk – The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
LIBOR Risk – The transition away from the London Interbank Offered Rate (LIBOR) could affect the value and liquidity of instruments that reference LIBOR, especially those that do not have fallback provisions. While some instruments may provide for an alternative rate setting methodology in the event LIBOR is no longer available, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain.
Active Trading Risk – Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Include the Fund’s performance when it had a different sub-adviser prior to April 23, 2012
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
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The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	11.15%	June 30, 2020
Worst Quarter Return	-15.41%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
			Since Inception
Share Classes	1 Year	5 Years	(9/30/2011)
Class A – Return Before Taxes	-1.96%	4.79%	4.30%
– Return After Taxes on Distributions	-3.45%	2.89%	2.26%
– Return After Taxes on Distributions and Sale of Fund Shares	-1.21%	2.84%	2.41%
Share Classes (Return Before Taxes)
Class C	-0.63%	4.65%	3.87%
Class I	1.01%	5.63%	4.88%
Class R3	0.78%	5.14%	4.34%
Class R4	1.17%	5.45%	4.64%
Class R5	1.47%	5.76%	5.06%
Class Y	1.34%	5.76%	4.94%
Class F*	1.37%	5.73%	4.94%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	3.12%	5.24%	4.83%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
21

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
David B. Marshak	Managing Director and Fixed Income Portfolio Manager	2012
Jeffrey W. Heuer, CFA	Managing Director and Fixed Income Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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The Hartford High Yield Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide high current income, and long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 118 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees(2)	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(3)	0.28%	0.23%	0.20%	0.31%	0.26%	0.21%	0.10%	0.20%	0.10%
Total annual fund operating expenses	1.03%	1.73%	0.70%	1.31%	1.01%	0.71%	0.60%	0.70%	0.60%
Fee waiver and/or expense reimbursement(4)	0.08%	0.00%	0.01%	0.04%	0.04%	0.04%	0.05%	0.04%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	0.95%	1.73%	0.69%	1.27%	0.97%	0.67%	0.55%	0.66%	0.55%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Management fees” have been restated to reflect current fees.
(3)
“Other expenses” for Class R6 are based on estimated amounts for the current fiscal year.
(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.95% (Class A), 1.75% (Class C), 0.69% (Class I), 1.27% (Class R3), 0.97% (Class R4), 0.67% (Class R5), 0.55% (Class R6), 0.66% (Class Y), and 0.55% (Class F). This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
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Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 543	$ 755	$ 986	$ 1,646
C	$ 276	$ 545	$ 939	$ 2,041
I	$ 70	$ 223	$ 389	$ 870
R3	$ 129	$ 411	$ 714	$ 1,575
R4	$ 99	$ 318	$ 554	$ 1,233
R5	$ 68	$ 223	$ 391	$ 879
R6	$ 56	$ 187	$ 330	$ 745
Y	$ 67	$ 220	$ 386	$ 867
F	$ 56	$ 187	$ 330	$745
If you did not redeem your shares:
C	$ 176	$ 545	$ 939	$2,041
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (also referred to as “junk bonds”). In seeking to achieve the Fund’s investment objective, the sub-adviser, Wellington Management Company LLP (“Wellington Management”), invests in specific issuers and securities that it considers to be attractive for providing current income as well as total return.
The Fund may invest up to 30% of its net assets in securities of foreign issuers, including non-dollar securities. Wellington Management generally seeks to hedge any foreign currency exposure back to U.S. dollars. The Fund may invest in bonds of any maturity or duration. The Fund may make use of derivative investments, including futures and options, swap transactions, forwards and foreign currency transactions to manage risk (including mitigating the effects of foreign currency fluctuations), to replicate securities the Fund could buy that are not currently available in the market, to manage liquidity, or for other investment purposes. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
As part of the portfolio construction process, Wellington Management combines its top-down strategy with its bottom-up fundamental research. As part of this process, Wellington Management focuses on risk management, including the consideration of financially material environmental, social and/or governance (“ESG”) factors based on Wellington Management’s proprietary ESG research; analysis of the business cycle; and sector and quality positioning. Wellington Management incorporates these ESG factors into the analysis of individual high yield issuers, both at the time of purchase and on an on-going basis, with a particular emphasis on corporate governance. The factors that Wellington Management considers as part of its fundamental analysis, including the assessment of financially materially ESG factors, contribute to its overall evaluation of an issuer’s risk and return potential.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
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High Yield Investments Risk – High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Liquidity Risk – The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Restricted Securities Risk – Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Volatility Risk – The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the sub-adviser’s investment strategy, the sub-adviser evaluates certain factors as part of its fundamental analysis, including financially material ESG factors. The analysis of these factors may not work as intended. ESG factors are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be ESG companies (or issuers) or have high ESG ratings.
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Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk – Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Futures and Options Risks – Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk – A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Forward Currency Contracts Risk – A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
26

PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Include the Fund’s performance when it had a different sub-adviser prior to March 5, 2012
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	10.25%	June 30, 2020
Worst Quarter Return	-12.65%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
27

Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	2.35%	6.51%	5.26%
– Return After Taxes on Distributions	0.52%	4.39%	3.07%
– Return After Taxes on Distributions and Sale of Fund Shares	1.30%	4.04%	3.05%
Share Classes (Return Before Taxes)
Class C	5.39%	6.70%	4.96%
Class I	7.43%	7.77%	6.02%
Class R3	6.84%	7.17%	5.42%
Class R4	7.16%	7.49%	5.74%
Class R5	7.64%	7.84%	6.07%
Class R6*	7.00%	7.71%	6.02%
Class Y	7.00%	7.71%	6.02%
Class F*	7.63%	7.84%	6.05%
Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	7.11%	8.59%	6.80%
*
As of December 31, 2020, Class R6 shares had not commenced operations and performance is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Christopher A. Jones, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
28

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
29

The Hartford Inflation Plus Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 118 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Management fees(2)	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Other expenses	0.24%	0.21%	0.17%	0.28%	0.24%	0.18%	0.18%	0.07%
Total annual fund operating expenses	0.88%	1.60%	0.56%	1.17%	0.88%	0.57%	0.57%	0.46%
Fee waiver and/or expense reimbursement(3)	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	0.86%	1.60%	0.56%	1.17%	0.88%	0.57%	0.57%	0.46%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Management fees” have been restated to reflect current fees.
(3)
Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class A as follows: 0.15%. This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
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Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 534	$ 716	$ 914	$ 1,484
C	$ 263	$ 505	$ 871	$ 1,900
I	$ 57	$ 179	$ 313	$ 701
R3	$ 119	$ 372	$ 644	$ 1,420
R4	$ 90	$ 281	$ 488	$ 1,084
R5	$ 58	$ 183	$ 318	$ 714
Y	$ 58	$ 183	$ 318	$ 714
F	$ 47	$ 148	$ 258	$579
If you did not redeem your shares:
C	$ 163	$ 505	$ 871	$1,900
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio (excluding to be announced (TBA) roll transactions). If TBA roll transactions were included, the Fund’s portfolio turnover rate would have been 211% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing at least 65% of its net assets in inflation-protected debt securities that the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a real yield perspective consistent with total return. The Fund normally invests in the following types of inflation-protected debt securities: inflation-protected debt securities issued by the U.S. Treasury, inflation-protected debt securities issued by U.S. Government agencies and instrumentalities, and inflation-protected debt securities issued by other entities, such as foreign governments. The Fund will also opportunistically invest up to 35% of its net assets in other asset classes, including, but not limited to, nominal treasury securities, currencies, corporate bonds, asset-backed securities, mortgage-related securities, and commercial mortgage-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the TBA market.
The Fund normally invests at least 80% of its net assets in securities of “investment grade” quality. The Fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. The Fund may use derivatives, including forward contracts, futures and options and swap agreements to manage risk or for other investment purposes. The Fund may trade securities actively. The portfolio manager may allocate a portion of the Fund’s assets to specialists within Wellington Management who implement the individual sector and security selection strategies.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets
31

may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Inflation-Protected Securities Risk – The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.
U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk – Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Swaps Risk – A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Futures and Options Risks – Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
32

Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Mortgage-Related and Asset-Backed Securities Risk – Mortgage-related and asset-backed securities represent interests in “pools” of mortgage or other assets, including consumer loans or receivables held in trust. These mortgage or asset pool securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Sovereign Debt Risk – Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
To Be Announced (TBA) Transactions Risk – TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Active Trading Risk – Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent
33

that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Include the Fund’s performance when it had a different sub-adviser prior to March 5, 2012
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	5.16%	June 30, 2020
Worst Quarter Return	-7.27%	June 30, 2013
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
34

Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	4.28%	3.06%	2.32%
– Return After Taxes on Distributions	3.61%	1.97%	1.33%
– Return After Taxes on Distributions and Sale of Fund Shares	2.54%	1.84%	1.44%
Share Classes (Return Before Taxes)
Class C	7.41%	3.24%	2.03%
Class I	9.60%	4.30%	3.06%
Class R3	8.93%	3.66%	2.44%
Class R4	9.17%	3.96%	2.75%
Class R5	9.64%	4.30%	3.06%
Class Y	9.58%	4.33%	3.12%
Class F*	9.70%	4.34%	3.08%
Bloomberg Barclays U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes)	8.39%	4.13%	2.88%
Bloomberg Barclays U.S. TIPS Index (reflects no deduction for fees, expenses or taxes)	10.99%	5.08%	3.81%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2015
Allan M. Levin, CFA	Managing Director and Fixed Income Portfolio Manager	2015
Brij S. Khurana	Managing Director and Portfolio Manager	2020
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
35

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
36

Hartford Municipal Income Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of current income that is generally exempt from federal income taxes, and long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 118 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	F
Management fees	0.35%	0.35%	0.35%	0.35%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.28%	0.34%	0.33%	0.22%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(2)	0.89%	1.70%	0.69%	0.58%
Fee waiver and/or expense reimbursement(3)	0.19%	0.25%	0.22%	0.18%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	0.70%	1.45%	0.47%	0.40%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.69% (Class A), 1.44% (Class C), 0.46% (Class I), and 0.39% (Class F). This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
37

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 518	$ 703	$ 903	$ 1,480
C	$ 248	$ 511	$ 900	$ 1,988
I	$ 48	$ 199	$ 362	$ 838
F	$ 41	$ 168	$ 306	$709
If you did not redeem your shares:
C	$ 148	$ 511	$ 900	$1,988
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in investment grade municipal securities and non-investment grade municipal securities (known as “junk bonds”) that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering long-term total return. Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax. The Fund may invest up to 35% of its net assets in non-investment grade municipal securities. The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times.
The Fund normally will maintain a dollar weighted average duration equivalent to the duration of the Bloomberg Barclays Municipal Bond Index, plus or minus three years. As of December 31, 2020, the duration (modified adjusted) of the Bloomberg Barclays Municipal Bond Index was 5.18 years. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives that may be used to manage the Fund’s interest rate risk.
Wellington Management’s portfolio construction process combines a top-down strategy, bottom-up fundamental research and comprehensive risk management. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. Wellington Management considers financially material environmental, social and/or governance (“ESG”) factors during its research process. The factors that Wellington Management considers as part of its fundamental analysis, including the assessment of financially materially ESG factors, contribute to its overall evaluation of an issuer’s risk and return potential.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with
38

rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Municipal Securities Risk – Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.
Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
High Yield Investments Risk – High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the sub-adviser’s investment strategy, the sub-adviser evaluates certain factors as part of its fundamental analysis, including financially material ESG factors. The analysis of these factors may not work as intended. ESG factors are not the only factors considered and as a result, the issuers in which the Fund invests may not be ESG issuers or have high ESG ratings.
Liquidity Risk – The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
39

PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	3.21%	March 31, 2019
Worst Quarter Return	-4.37%	December 31, 2016
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
			Since Inception
Share Classes	1 Year	5 Years	(5/29/2015)
Class A – Return Before Taxes	0.27%	3.11%	3.31%
– Return After Taxes on Distributions	0.27%	3.04%	3.25%
– Return After Taxes on Distributions and Sale of Fund Shares	0.85%	2.85%	2.97%
Share Classes (Return Before Taxes)
Class C	3.14%	3.64%	3.70%
Class I	5.15%	4.29%	4.40%
Class F*	5.32%	4.34%	4.43%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.21%	3.91%	4.05%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
40

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Brad W. Libby	Managing Director and Fixed Income Portfolio Manager/Credit Analyst	2015
Timothy D. Haney, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2015
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
41

The Hartford Municipal Opportunities Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 118 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	Y	F
Management fees	0.32%	0.32%	0.32%	0.32%	0.32%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None	None
Other expenses	0.11%	0.11%	0.12%	0.14%	0.05%
Total annual fund operating expenses	0.68%	1.43%	0.44%	0.46%	0.37%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge if such shares were purchased prior to July 1, 2020, or a 0.75% contingent deferred sales charge if such shares are purchased on or after July 1, 2020.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 516	$ 658	$ 812	$ 1,258
C	$ 246	$ 452	$ 782	$ 1,713
I	$ 45	$ 141	$ 246	$ 555
Y	$ 47	$ 148	$ 258	$ 579
F	$ 38	$ 119	$ 208	$468
If you did not redeem your shares:
C	$ 146	$ 452	$ 782	$1,713
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
42

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in investment grade and non-investment grade municipal securities (known as “junk bonds”) that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering total return. At least 80% of the Fund’s net assets must be invested in municipal securities, and up to 35% of the Fund’s net assets may be invested in non-investment grade municipal securities. The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times. The Fund may invest in securities of any maturity or duration.
Wellington Management’s portfolio construction process combines a top-down strategy, bottom-up fundamental research and comprehensive risk management. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. Wellington Management considers financially material environmental, social and/or governance (“ESG”) factors during its research process. The factors that Wellington Management considers as part of its fundamental analysis, including the assessment of financially materially ESG factors, contribute to its overall evaluation of an issuer’s risk and return potential.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Municipal Securities Risk – Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.
Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
43

High Yield Investments Risk – High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the sub-adviser’s investment strategy, the sub-adviser evaluates certain factors as part of its fundamental analysis, including financially material ESG factors. The analysis of these factors may not work as intended. ESG factors are not the only factors considered and as a result, the issuers in which the Fund invests may not be ESG issuers or have high ESG ratings.
Liquidity Risk – The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Include the Fund’s performance when it had a different sub-adviser using a modified investment strategy prior to March 5, 2012
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
44

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	3.95%	June 30, 2011
Worst Quarter Return	-4.19%	December 31, 2016
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-0.42%	2.61%	4.05%
– Return After Taxes on Distributions	-0.44%	2.59%	4.03%
– Return After Taxes on Distributions and Sale of Fund Shares	0.51%	2.52%	3.82%
Share Classes (Return Before Taxes)
Class C	2.49%	2.80%	3.75%
Class I	4.64%	3.86%	4.80%
Class Y*	4.50%	3.83%	4.79%
Class F*	4.60%	3.87%	4.81%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes)	4.73%	3.39%	3.84%
*
Class Y shares commenced operations on May 31, 2018 and performance prior to that date is that of the Fund’s Class I shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Brad W. Libby	Managing Director and Fixed Income Portfolio Manager/Credit Analyst	2012
Timothy D. Haney, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
45

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
46

Hartford Municipal Short Duration Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 118 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	F
Management fees	0.35%	0.35%	0.35%	0.35%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.50%	0.59%	0.53%	0.45%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(2)	1.11%	1.95%	0.89%	0.81%
Fee waiver and/or expense reimbursement(3)	0.41%	0.50%	0.42%	0.41%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	0.70%	1.45%	0.47%	0.40%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.69% (Class A), 1.44% (Class C), 0.46% (Class I), and 0.39% (Class F). This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
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Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 518	$ 748	$ 996	$ 1,706
C	$ 248	$ 564	$ 1,006	$ 2,234
I	$ 48	$ 242	$ 452	$ 1,057
F	$ 41	$ 218	$ 409	$964
If you did not redeem your shares:
C	$ 148	$ 564	$ 1,006	$2,234
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in investment grade municipal securities and non-investment grade municipal securities (known as “junk bonds”) that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering total return. Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax, and the Fund may invest up to 20% of its net assets in non-investment grade municipal securities. The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times.
The Fund normally will maintain a dollar weighted average duration of 3 years or less. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives that may be used to manage the Fund’s interest rate risk.
Wellington Management’s portfolio construction process combines a top-down strategy, bottom-up fundamental research and comprehensive risk management. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. Wellington Management considers financially material environmental, social and/or governance (“ESG”) factors during its research process. The factors that Wellington Management considers as part of its fundamental analysis, including the assessment of financially materially ESG factors, contribute to its overall evaluation of an issuer’s risk and return potential.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with
48

rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Municipal Securities Risk – Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.
Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
High Yield Investments Risk – High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the sub-adviser’s investment strategy, the sub-adviser evaluates certain factors as part of its fundamental analysis, including financially material ESG factors. The analysis of these factors may not work as intended. ESG factors are not the only factors considered and as a result, the issuers in which the Fund invests may not be ESG issuers or have high ESG ratings.
Liquidity Risk – The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
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PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	2.03%	June 30, 2020
Worst Quarter Return	-1.89%	December 31, 2016
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
			Since Inception
Share Classes	1 Year	5 Years	(5/29/2015)
Class A – Return Before Taxes	-2.04%	0.97%	1.02%
– Return After Taxes on Distributions	-2.05%	0.92%	0.98%
– Return After Taxes on Distributions and Sale of Fund Shares	-0.61%	1.04%	1.06%
Share Classes (Return Before Taxes)
Class C	0.72%	1.48%	1.40%
Class I	2.71%	2.12%	2.07%
Class F*	2.78%	2.15%	2.10%
Bloomberg Barclays Municipal Bond Short 1-5 Year Index (reflects no deduction for fees, expenses or taxes)	2.82%	1.98%	1.95%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
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MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Brad W. Libby	Managing Director and Fixed Income Portfolio Manager/Credit Analyst	2015
Timothy D. Haney, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2015
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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The Hartford Short Duration Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide current income and long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 118 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.00%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(2)	0.20%	0.16%	0.14%	0.27%	0.23%	0.18%	0.06%	0.17%	0.06%
Total annual fund operating expenses	0.83%	1.54%	0.52%	1.15%	0.86%	0.56%	0.44%	0.55%	0.44%
Fee waiver and/or expense reimbursement(3)	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	0.81%	1.54%	0.52%	1.15%	0.86%	0.56%	0.44%	0.55%	0.44%
(1)
Investments of $500,000 or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge if such shares were purchased prior to July 1, 2020, or a 0.75% contingent deferred sales charge if such shares are purchased on or after July 1, 2020.
(2)
“Other expenses” for Class R4 have been restated to reflect the estimated transfer agency fees for the current year.
(3)
Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class A as follows: 0.12%. This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
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Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 281	$ 458	$ 649	$ 1,203
C	$ 257	$ 486	$ 839	$ 1,834
I	$ 53	$ 167	$ 291	$ 653
R3	$ 117	$ 365	$ 633	$ 1,398
R4	$ 88	$ 274	$ 477	$ 1,061
R5	$ 57	$ 179	$ 313	$ 701
R6	$ 45	$ 141	$ 246	$ 555
Y	$ 56	$ 176	$ 307	$ 689
F	$ 45	$ 141	$ 246	$555
If you did not redeem your shares:
C	$ 157	$ 486	$ 839	$1,834
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio (excluding to be announced (TBA) roll transactions). If TBA roll transactions were included, the Fund’s portfolio turnover rate would have been 43% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing in securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive giving consideration to both yield and total return. The Fund normally invests in investment grade securities. The Fund may invest up to 35% of its net assets in non-investment grade securities (also referred to as “junk bonds”). The Fund may also invest up to 35% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities (“Bank Loans”). The Fund’s investments in non-investment grade Bank Loans and other non-investment grade securities in the aggregate are not expected to exceed 35% of the Fund’s net assets. The Fund has an investment policy to invest at least 80% of its assets under normal circumstances, in fixed income securities, including Bank Loans.
Fixed income securities in which the Fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations and collateralized loan obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; (5) commercial mortgage-backed securities; (6) zero coupon securities; (7) fixed income related derivatives; and (8) Bank Loans.
In order to manage the Fund’s interest rate risk (including the Fund’s duration), generally the Fund will use derivatives such as Treasury futures and interest rate swaps. The Fund normally will maintain a dollar weighted average duration of less than 3 years. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives that may be used to manage the Fund’s interest rate risk. The Fund may invest up to 25% of its net assets in securities of foreign issuers. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the TBA market.
The portfolio manager may allocate a portion of the Fund’s assets to specialists within Wellington Management who implement the individual sector and security selection strategies.
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PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Loans and Loan Participations Risk – Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
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Mortgage-Related and Asset-Backed Securities Risk – Mortgage-related and asset-backed securities represent interests in “pools” of mortgage or other assets, including consumer loans or receivables held in trust. These mortgage or asset pool securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. The Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the TBA market.  TBA transactions may result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Collateralized Loan Obligations Risk – Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
High Yield Investments Risk – High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk – Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Futures and Options Risks – Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk – A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
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Liquidity Risk – The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Restricted Securities Risk – Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
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PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Include the Fund’s performance when it had a different sub-adviser using a modified investment strategy prior to March 5, 2012
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	5.79%	June 30, 2020
Worst Quarter Return	-4.65%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
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Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	1.69%	2.61%	2.21%
– Return After Taxes on Distributions	0.82%	1.66%	1.35%
– Return After Taxes on Distributions and Sale of Fund Shares	0.99%	1.57%	1.33%
Share Classes (Return Before Taxes)
Class C	2.00%	2.25%	1.64%
Class I	4.08%	3.31%	2.70%
Class R3*	3.44%	2.76%	2.17%
Class R4*	3.90%	3.06%	2.46%
Class R5*	4.10%	3.35%	2.73%
Class R6*	4.13%	3.39%	2.76%
Class Y	4.09%	3.36%	2.75%
Class F*	4.24%	3.39%	2.74%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	3.33%	2.21%	1.60%
*
Class R6 shares commenced operations on February 28, 2019 and performance prior to that date is that of the Fund’s Class Y shares. Class R3, Class R4 and Class R5 shares commenced operations on September 30, 2011 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017. Performance for Class F shares prior to February 28, 2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Timothy E. Smith	Senior Managing Director and Fixed Income Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
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TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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The Hartford Strategic Income Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide current income and long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 118 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(2)	0.20%	0.17%	0.17%	0.27%	0.22%	0.17%	0.07%	0.17%	0.06%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(3)	0.98%	1.70%	0.70%	1.30%	1.00%	0.70%	0.60%	0.70%	0.59%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Other expenses” for Class I and Class Y have been restated to reflect the estimated transfer agency fees for the current year.
(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
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Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 545	$ 748	$ 967	$ 1,597
C	$ 273	$ 536	$ 923	$ 2,009
I	$ 72	$ 224	$ 390	$ 871
R3	$ 132	$ 412	$ 713	$ 1,568
R4	$ 102	$ 318	$ 552	$ 1,225
R5	$ 72	$ 224	$ 390	$ 871
R6	$ 61	$ 192	$ 335	$ 750
Y	$ 72	$ 224	$ 390	$ 871
F	$ 60	$ 189	$ 329	$738
If you did not redeem your shares:
C	$ 173	$ 536	$ 923	$2,009
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio (excluding to be announced (TBA) roll transactions). If TBA roll transactions were included, the Fund’s portfolio turnover rate would have been 180% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing primarily in domestic and foreign debt securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering total return. The Fund normally invests in non-investment grade debt securities (also known as “junk bonds”) and highly rated securities. The foreign debt securities in which the Fund invests include securities of emerging market issuers. The Fund may invest in various types of debt securities, including, but not limited to, corporate bonds; debt securities issued by foreign governments; U.S. government and agency securities; bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans; and securitized debt (such as mortgage-related and asset-backed securities). The Fund may use derivatives including futures contracts, swaps, options and forward foreign currency contracts, to manage portfolio risk, for efficient replication of securities the Fund could buy or for other investment purposes. The Fund seeks to be diversified across sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its net assets in one sector if conditions warrant. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the TBA market. The Fund may invest in certain restricted securities, such as securities that are only eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. The Fund may trade securities actively and may invest in debt securities of any maturity or duration. The portfolio managers may allocate a portion of the Fund’s assets to specialists within Wellington Management who drive individual sector and security selection strategies.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate
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loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
High Yield Investments Risk – High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk – Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
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Swaps Risk – A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Futures and Options Risks – Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Forward Currency Contracts Risk – A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Mortgage-Related and Asset-Backed Securities Risk – Mortgage-related and asset-backed securities represent interests in “pools” of mortgage or other assets, including consumer loans or receivables held in trust. These mortgage or asset pool securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
To Be Announced (TBA) Transactions Risk – TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Restricted Securities Risk – Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Loans and Loan Participations Risk – Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are
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higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Sovereign Debt Risk – Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Liquidity Risk – The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Active Trading Risk – Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the
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Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Include the Fund’s performance when it had a different sub-adviser using a modified strategy prior to April 2, 2012
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	12.33%	June 30, 2020
Worst Quarter Return	-7.96%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
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Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	7.18%	6.79%	5.12%
– Return After Taxes on Distributions	5.45%	4.58%	3.00%
– Return After Taxes on Distributions and Sale of Fund Shares	4.19%	4.19%	3.00%
Share Classes (Return Before Taxes)
Class C	10.37%	6.98%	4.82%
Class I	12.54%	8.05%	5.89%
Class R3*	11.78%	7.45%	5.32%
Class R4*	12.13%	7.78%	5.63%
Class R5*	12.61%	8.10%	5.93%
Class R6*	12.68%	8.19%	5.99%
Class Y	12.51%	8.15%	5.97%
Class F*	12.62%	8.13%	5.93%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
*
Class R3, Class R4 and Class R5 shares commenced operations on September 30, 2011 and performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Campe Goodman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Robert D. Burn, CFA	Managing Director and Fixed Income Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds
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transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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The Hartford Total Return Bond Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks a competitive total return, with income as a secondary objective.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 118 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(2)	0.17%	0.22%	0.16%	0.27%	0.22%	0.17%	0.06%	0.16%	0.05%
Total annual fund operating expenses	0.71%	1.51%	0.45%	1.06%	0.76%	0.46%	0.35%	0.45%	0.34%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge if such shares were purchased prior to July 1, 2020, or a 0.75% contingent deferred sales charge if such shares are purchased on or after July 1, 2020.
(2)
“Other expenses” for Class I and Class Y have been restated to reflect the estimated transfer agency fees for the current year.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 519	$ 667	$ 827	$ 1,293
C	$ 254	$ 477	$ 824	$ 1,802
I	$ 46	$ 144	$ 252	$ 567
R3	$ 108	$ 337	$ 585	$ 1,294
R4	$ 78	$ 243	$ 422	$ 942
R5	$ 47	$ 148	$ 258	$ 579
R6	$ 36	$ 113	$ 197	$ 443
Y	$ 46	$ 144	$ 252	$ 567
F	$ 35	$ 109	$ 191	$431
If you did not redeem your shares:
C	$ 154	$ 477	$ 824	$1,802
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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio (excluding to be announced (TBA) roll transactions). If TBA roll transactions were included, the Fund’s portfolio turnover rate would have been 545% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in bonds that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a total return perspective along with current income. The Fund may invest up to 20% of its net assets in securities rated below investment grade (also known as “junk bonds”).
Bonds in which the Fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities, including collateralized loan obligations; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.
The Fund may use derivatives to manage portfolio risk or for other investment purposes. The derivatives in which the Fund may invest include, but are not limited to, futures and options contracts, swap agreements and forward foreign currency contracts. Additionally, the Fund may invest up to 40% of its net assets in debt securities of foreign issuers, including from emerging markets, and up to 20% of its net assets in non-dollar securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the TBA market. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. The Fund may trade securities actively. Although the Fund may invest in securities and other instruments of any maturity or duration, the Fund normally invests in debt securities with a maturity of at least one year. There is no limit on the average maturity of the Fund’s portfolio.
The investment team is organized with generalist portfolio managers leading sector, rates and risk positioning decisions. The portfolio managers may allocate a portion of the Fund’s assets to specialists within Wellington Management who drive individual sector and security selection strategies.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
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Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Mortgage-Related and Asset-Backed Securities Risk – Mortgage-related and asset-backed securities represent interests in “pools” of mortgage or other assets, including consumer loans or receivables held in trust. These mortgage or asset pool securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Uniform mortgage-backed securities, which generally align the characteristics of Fannie Mae and Freddie Mac certificates, are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
Collateralized Loan Obligations Risk – Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
To Be Announced (TBA) Transactions Risk – TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk – Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Swaps Risk – A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
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Futures and Options Risks – Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Forward Currency Contracts Risk – A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
High Yield Investments Risk – High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of
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the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Restricted Securities Risk – Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Liquidity Risk – The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Active Trading Risk – Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Include the Fund’s performance when it had a different sub-adviser prior to March 5, 2012
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
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The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	5.84%	June 30, 2020
Worst Quarter Return	-3.28%	June 30, 2013
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	3.97%	4.17%	3.64%
– Return After Taxes on Distributions	2.75%	2.92%	2.32%
– Return After Taxes on Distributions and Sale of Fund Shares	2.33%	2.63%	2.24%
Share Classes (Return Before Taxes)
Class C	7.13%	4.36%	3.35%
Class I	9.22%	5.43%	4.42%
Class R3	8.51%	4.80%	3.80%
Class R4	8.89%	5.13%	4.11%
Class R5	9.07%	5.48%	4.45%
Class R6*	9.27%	5.53%	4.51%
Class Y	9.26%	5.51%	4.51%
Class F*	9.17%	5.52%	4.46%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
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MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Campe Goodman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Robert D. Burn, CFA	Managing Director and Fixed Income Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. Class C shares of the Fund are closed to new investors. No purchases of a closed share class are allowed, other than as follows: (i) purchases by shareholders of record of the Fund as of March 29, 2019 to add to their existing Fund accounts through subsequent purchases or through exchanges from other Hartford mutual funds; (ii) purchases through reinvestment of dividends or capital gains distributions; (iii) purchases by certain financial institutions or financial intermediary firms that have been approved by Hartford Funds Distributors, LLC to purchase shares of the Fund on behalf of their client; and (iv) purchases, including through reinvestment of dividends or capital gains distributions, by any shareholder who receives shares of the Fund as part of a reorganization. Please see the section entitled “Classes of Shares” in the Fund’s statutory prospectus for more information. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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The Hartford World Bond Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciationwith income as a secondary goal.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 118 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.19%	0.17%	0.15%	0.28%	0.22%	0.17%	0.06%	0.16%	0.06%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(2)	1.03%	1.76%	0.74%	1.37%	1.06%	0.76%	0.65%	0.75%	0.65%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 550	$ 763	$ 993	$ 1,653
C	$ 279	$ 554	$ 954	$ 2,073
I	$ 76	$ 237	$ 411	$ 918
R3	$ 139	$ 434	$ 750	$ 1,646
R4	$ 108	$ 337	$ 585	$ 1,294
R5	$ 78	$ 243	$ 422	$ 942
R6	$ 66	$ 208	$ 362	$ 810
Y	$ 77	$ 240	$ 417	$ 930
F	$ 66	$ 208	$ 362	$810
If you did not redeem your shares:
C	$ 179	$ 554	$ 954	$2,073
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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio (excluding to be announced (TBA) roll transactions). If TBA roll transactions were included, the Fund’s portfolio turnover rate would have been 168% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in a broad range of fixed income securities, including U.S. and non-U.S. government and corporate debt (including bonds), mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock. The Fund may invest in both developed and developing markets. Under normal circumstances, the Fund will invest at least 75% of its net assets in investment grade debt securities; however, the Fund has the ability to invest up to 50% of its net assets in securities rated below investment grade (also referred to as “junk bonds”) if market conditions warrant. The Fund is a non-diversified fund, meaning that the Fund may invest a larger proportion of its assets in the securities of one or more issuers than a fund that is “diversified”. The Fund may trade securities actively and may invest in debt securities of any maturity or duration. The Fund may invest in certain restricted securities, such as securities that are only eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the TBA market.
For purposes of pursuing its investment objective, the Fund regularly enters into currency-related transactions involving certain derivative instruments, including currency forwards, currency options and currency index futures contracts. The Fund may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures) and options on such contracts, swap agreements (which may include interest rate and credit default swaps). The Fund may use any of the above currency techniques or other derivative transactions for the purposes of seeking: to enhance Fund returns; to increase liquidity; to gain exposure to particular instruments in more efficient or less expensive ways; and/or to hedge risks relating to changes in interest rates and other market factors.
Under normal circumstances, the Fund will invest at least 40% of its net assets in foreign securities or derivative instruments or other investments with exposure to foreign securities of at least three different countries outside the United States. During periods of unfavorable market conditions, the Fund may reduce its exposure to foreign securities, but typically will continue to invest at least 30% of its net assets in foreign securities as described above. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency. The Fund’s exposure to foreign issuers relative to the Fund’s exposure to foreign currencies may be significantly different as a result of currency hedging and other currency related transactions.
Wellington Management Company LLP (“Wellington Management”) believes that opportunities arise when there are inefficiencies in the global fixed income and currency markets due to unsynchronized economic, interest rate and credit cycles. In selecting investments for the Fund, Wellington Management seeks to exploit such inefficiencies. The portfolio managers may allocate a portion of the Fund’s assets to specialists within Wellington Management to implement the individual sector and security selection strategies.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and
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cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Sovereign Debt Risk – Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
High Yield Investments Risk – High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Mortgage-Related and Asset-Backed Securities Risk – Mortgage-related and asset-backed securities represent interests in “pools” of mortgage or other assets, including consumer loans or receivables held in trust. These mortgage or asset pool securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan
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more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Forward Currency Contracts Risk – A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Futures and Options Risks – Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk – A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Leverage Risk – Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
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Non-Diversification Risk – The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
Restricted Securities Risk – Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Regional/Country Focus Risk – To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Active Trading Risk – Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
To Be Announced (TBA) Transactions Risk – TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
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PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	2.70%	September 30, 2012
Worst Quarter Return	-2.13%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
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Average annual total returns for periods ending December 31, 2020 (including sales charges)
			Since Inception
Share Classes	1 Year	5 Years	(5/31/2011)
Class A – Return Before Taxes	-3.18%	1.63%	2.33%
– Return After Taxes on Distributions	-3.42%	1.01%	1.53%
– Return After Taxes on Distributions and Sale of Fund Shares	-1.88%	0.98%	1.49%
Share Classes (Return Before Taxes)
Class C	-0.31%	1.82%	2.08%
Class I	1.79%	2.86%	3.11%
Class R3	1.13%	2.25%	2.50%
Class R4	1.41%	2.57%	2.81%
Class R5	1.69%	2.85%	3.11%
Class R6*	1.86%	2.96%	3.21%
Class Y	1.70%	2.91%	3.18%
Class F*	1.86%	2.94%	3.15%
FTSE World Government Bond Index (reflects no deduction for fees, expenses or taxes)	10.11%	4.78%	2.02%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.69%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Mark H. Sullivan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2011
Martin Harvey, CFA	Managing Director and Fixed Income Portfolio Manager	2016
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds
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transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Additional Information Regarding Investment Strategies and Risks
Information about the investment objective and principal investment strategy for each of The Hartford Emerging Markets Local Debt Fund (the “Emerging Markets Local Debt Fund”), The Hartford Floating Rate Fund (the “Floating Rate Fund”), The Hartford Floating Rate High Income Fund (the “Floating Rate High Income Fund”), The Hartford High Yield Fund (the “High Yield Fund”), The Hartford Inflation Plus Fund (the “Inflation Plus Fund”), Hartford Municipal Income Fund (the “Municipal Income Fund”), The Hartford Municipal Opportunities Fund (the “Municipal Opportunities Fund”), Hartford Municipal Short Duration Fund (the “Municipal Short Duration Fund”), The Hartford Short Duration Fund (the “Short Duration Fund”), The Hartford Strategic Income Fund (the “Strategic Income Fund”), The Hartford Total Return Bond Fund (the “Total Return Bond Fund”), and The Hartford World Bond Fund (the “World Bond Fund”) (each, a “Fund,” and collectively, the “Funds”) is provided in each Fund’s summary section. Additional information regarding the principal investment strategy and other investment policies for each Fund is provided below.
Emerging Markets Local Debt Fund
In pursuit of its principal investment strategy, the Fund may also (1) invest in convertible securities, including contingent capital securities (also known as contingent convertible securities or CoCos); (2) enter into bond forwards; (3) invest in mortgage- and asset-backed securities; (4) invest in other investment companies, including exchange-traded funds; (5) invest in exchange traded notes; and (6) invest in sukuk.
The sub-adviser, Wellington Management, combines comprehensive top-down quantitative and macroeconomic analysis with detailed bottom up fundamental credit, interest rate, and currency research to seek to identify the most attractive investment opportunities in the emerging local debt and currency markets. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s (or issuer’s) risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies (or issuers) in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies (or issuers) regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company (or issuer).
FLOATING RATE Fund
Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities. In pursuit of its principal investment strategy, the Fund may also invest in (1) convertible securities; (2) forward currency exchange contracts and other types of derivative instruments primarily to mitigate the effects of foreign currency fluctuations among other reasons; (3) companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings; (4) other investment companies, including exchange-traded funds; (5) exchange traded notes; (6) high yield bonds (also referred to as “junk bonds”); and (7) restricted securities.
To achieve the Fund’s objective of a high level of current income, Wellington Management relies on a “bottom-up,” fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Wellington Management’s process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Wellington Management also evaluates each loan’s and each security’s structural features, covenants, underlying collateral and price compared to its long-term value.
When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a loan’s (or issuer’s) risk and return potential. Wellington Management believes financially material ESG factors can impact the performance of the loans (or issuers) in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies (or issuers) regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company (or issuer).
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Floating Rate High Income Fund
In pursuit of its principal investment strategy, the Fund may also invest in (1) convertible securities; (2) companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings; (3) other investment companies, including exchange-traded funds; and (4) exchange traded notes.
Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including, without limitation, collateralized debt obligations and commercial mortgage-backed securities issued by private entities.
When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a loan’s (or issuer’s) risk and return potential. Wellington Management believes financially material ESG factors can impact the performance of the loans (or issuers) in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies (or issuers) regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company (or issuer).
HIGH YIELD Fund
The Fund may invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities. The Fund may invest up to 15% of its net assets in preferred stocks, convertible securities (including contingent capital securities (also known as contingent convertible securities or CoCos)), and securities accompanied by warrants to purchase equity securities. In pursuit of its principal investment strategy, the Fund may also invest in other investment companies (including exchange-traded funds) and exchange traded notes. The Fund may invest up to 30% of its net assets in securities of foreign issuers, including non-dollar securities. Foreign issuers also include securities of emerging market issuers and the Fund may invest in emerging market issuers.
The sub-adviser, Wellington Management, combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research is combined with top down/sector themes which includes an analysis of the business cycle, together with sector and quality positioning. An important component of the portfolio construction process aims to build portfolios that are well diversified by industry but also take advantage of favorable secular or cyclical industry trends. Business cycle analysis is important in determining the overall risk posture of the Fund. Wellington Management emphasizes risk control throughout the investment process through credit research, portfolio diversification, and analytics. Wellington Management also incorporates financially material ESG criteria, such as corporate governance and carbon exposure, into the analysis of individual high yield issuers, both at the time of purchase and on an on-going basis. Wellington Management generally seeks issuers whose management has a strong capital allocation track record, promotes a strong corporate culture and is being appropriately incentivized to run the company in a responsible manner. Wellington Management believes that companies with elevated carbon footprints may be more likely to lose access to the capital markets in the future, which in turn could have a negative impact on bondholders. Wellington Management will also look to engage with individual companies on ESG issues where it believes that positive change can be brought about through direct company interaction. Wellington Management consults its dedicated ESG analysts for insight on material factors of differentiation between companies within regional and sector peer groups. The ESG analysts also assist Wellington Management in its identification of global best practices and preparation for company engagement and collaborate on new research paths.
INFLATION PLUS Fund
Wellington Management combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. The investment process begins with the development of an interest rate and inflation outlook developed by Wellington Management’s Inflation-Linked Bond Investment Team. Sector allocations between U.S. Treasury inflation-protected securities and other security types are determined by the portfolio managers and made on the basis of relative value and in light of the team’s inflation forecast.
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Individual security selection decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall Fund. Wellington Management monitors risk throughout the investment process and seeks to manage risk at the security, sector, and total Fund level. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s (or issuer’s) risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies (or issuers) in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies (or issuers) regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company (or issuer).
Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities may be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies.
There is no limit on the maturity or duration of debt securities held by the Fund or the average maturity of the Fund’s portfolio.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market. The Fund may invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities. In pursuit of its principal investment strategy, the Fund may also: (1) enter into bond forwards; (2) use reverse repurchase transactions; (3) engage in short-selling of “to-be-announced” investments; (4) invest in other investment companies, including exchange-traded funds, (5) invest in exchange traded notes; (6) invest in restricted securities; and (7) invest in collateralized loan obligations.
MUNICIPAL INCOME Fund
Although the Fund may invest in securities of any maturity, the Fund tends to have an average maturity of 10 – 25 years. In pursuit of its principal investment strategy, the Fund may also use derivatives and may invest in variable rate bonds known as “inverse floaters” which pay interest at rates that bear an inverse relationship to changes in short-term market interest rates. The Fund may use derivatives to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes. The Fund may also (1) enter into repurchase and reverse repurchase agreements; (2) invest in other investment companies, including exchange-traded funds; (3) invest in exchange traded notes; and (4) invest in restricted securities.
The sub-adviser, Wellington Management, combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. Wellington Management considers financially material ESG factors during its research process. Wellington Management believes factors, such as climate risk, governance practices, as well as other factors, can have an impact on the performance of the securities in which it invests and present potential risk. Examples of such factors include: extreme weather, wildfires, demographic trends, data quality and protection, and the independence, effectiveness, and composition of an issuer’s board of directors. As a part of its analysis on each issuer, Wellington Management assesses how ESG risks impact municipal fundamentals and whether valuations compensate for that risk. Wellington Management leverages the analysis of its dedicated ESG and Climate Research teams in its ESG research. Wellington Management also engages with certain issuers regarding governance practices as well as what it deems to be materially important environmental and/or social issues facing an issuer.
MUNICIPAL OPPORTUNITIES Fund
Although the Fund does not have restrictions regarding maturity or duration, the Fund tends to have an average maturity of 5 - 25 years. In pursuit of its principal investment strategy, the Fund may use derivatives and may invest in variable rate bonds known as “inverse floaters” which pay interest at rates that bear an inverse relationship to changes in short-term market interest rates. The Fund may use derivatives to manage portfolio risk, to replicate securities the
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Fund could buy that are not currently available in the market or for other investment purposes. The Fund may also (1) enter into repurchase and reverse repurchase agreements; (2) invest in other investment companies, including exchange-traded funds; (3) invest in exchange traded notes; and (4) invest in restricted securities.
The sub-adviser, Wellington Management, combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. Wellington Management considers financially material ESG factors during its research process. Wellington Management believes factors, such as climate risk, governance practices, as well as other factors, can have an impact on the performance of the securities in which it invests and present potential risk. Examples of such factors include: extreme weather, wildfires, demographic trends, data quality and protection, and the independence, effectiveness, and composition of an issuer’s board of directors. As a part of its analysis on each issuer, Wellington Management assesses how ESG risks impact municipal fundamentals and whether valuations compensate for that risk. Wellington Management leverages the analysis of its dedicated ESG and Climate Research teams in its ESG research. Wellington Management also engages with certain issuers regarding governance practices as well as what it deems to be materially important environmental and/or social issues facing an issuer.
MUNICIPAL SHORT DURATION Fund
Although the Fund may invest in securities of any maturity, the Fund tends to have an average maturity of 1–10 years. In pursuit of its principal investment strategy, the Fund may use derivatives and may invest in variable rate bonds known as “inverse floaters” which pay interest at rates that bear an inverse relationship to changes in short-term market interest rates. The Fund may use derivatives to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes. The Fund may also (1) enter into repurchase and reverse repurchase agreements; (2) invest in other investment companies, including exchange-traded funds; (3) invest in exchange traded notes; and (4) invest in restricted securities.
The sub-adviser, Wellington Management, combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. Wellington Management considers financially material ESG factors during its research process. Wellington Management believes factors, such as climate risk, governance practices, as well as other factors, can have an impact on the performance of the securities in which it invests and present potential risk. Examples of such factors include: extreme weather, wildfires, demographic trends, data quality and protection, and the independence, effectiveness, and composition of an issuer’s board of directors. As a part of its analysis on each issuer, Wellington Management assesses how ESG risks impact municipal fundamentals and whether valuations compensate for that risk. Wellington Management leverages the analysis of its dedicated ESG and Climate Research teams in its ESG research. Wellington Management also engages with certain issuers regarding governance practices as well as what it deems to be materially important environmental and/or social issues facing an issuer.
SHORT DURATION Fund
The sub-adviser, Wellington Management, uses proprietary research to conduct value-driven sector rotation and intensive credit and structure analyses, while utilizing interest rate management, within the portfolio construction process. Wellington Management seeks to add value from top-down sector rotation decisions, bottom-up security selection within sectors, and interest rate management. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s (or issuer’s) risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies (or issuers) in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies (or issuers) regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company (or issuer).
In pursuit of its principal investment strategy, the Fund may also enter into bond forwards. The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market. The Fund may also invest in other investment companies (including exchange-traded funds), exchange traded notes, emerging market securities and non-dollar securities.
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STRATEGIC INCOME Fund
In pursuit of its principal investment strategy, the Fund may also (1) engage in short-selling of “to-be-announced” investments, (2) enter into bond forwards; (3) invest in other investment companies (including exchange-traded funds); (4) invest in exchange traded notes; (5) invest in convertible securities, including contingent capital securities (also known as contingent convertible securities or CoCos); (6) invest in preferred stock; (7) invest in common stock; (8) invest in credit risk transfer securities; and (9) invest in collateralized loan obligations.
The sub-adviser, Wellington Management, blends longer-term, strategic positioning with shorter term, tactical investment strategies. Wellington Management seeks to add value from top-down sector rotation decisions, bottom-up security selection within sectors, and interest rate management. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s (or issuer’s) risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies (or issuers) in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies (or issuers) regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company (or issuer).
TOTAL RETURN BOND Fund
The Fund may also invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities. The Fund may invest up to 15% of its net assets in preferred stocks, convertible securities (including contingent capital securities (also known as contingent convertible securities or CoCos)), and securities accompanied by warrants to purchase equity securities. While the Fund will not make direct purchases of common stock, from time to time the Fund will hold positions in common stock as a result of certain events, such as among other things the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an issuer’s securities held by the Fund. In pursuit of its principal investment strategy, the Fund also may (1) engage in short-selling of TBA investments; (2) use dollar rolls; (3) enter into bond forwards; (4) invest in other investment companies, including exchange-traded funds; (5) invest in exchange traded notes; and (6) invest in credit risk transfer securities.
The sub-adviser, Wellington Management, emphasizes identification of structural and cyclical themes that may unfold over the intermediate to long term complemented by shorter-term opportunistic themes created by market dislocations. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s (or issuer’s) risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies (or issuers) in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies (or issuers) regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company (or issuer).
WORLD BOND Fund
In pursuit of its principal investment strategy, the Fund may also (1) enter into bond forwards; (2) enter into forward rate agreements; (3) invest in other investment companies (including exchange-traded funds); (4) invest in exchange traded notes; and (5) invest in credit risk transfer securities. The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market.
The sub-adviser, Wellington Management, combines top-down global macro and currency views with fundamental credit, sovereign, and securitized research from specialized investment teams to identify what it believes to be are the most attractive investment opportunities in the global fixed income and currency markets. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s (or issuer’s) risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies (or issuers) in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies (or issuers) regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company (or issuer).
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INVESTMENT GRADE AND NON-INVESTMENT GRADE SECURITIES
Unless otherwise stated in a Fund’s principal investment strategy, “Investment grade” quality means securities that are rated at the time of purchase within the four highest categories assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”) or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”) or are unrated securities that are judged by Wellington Management to be of comparable quality to securities rated within these four highest categories. Non-investment grade securities are securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.”
DURATION
Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. For example, the price of a bond fund with an average duration of two years would be expected to fall approximately 2% if interest rates rose by one percentage point. Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. A Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives.
Foreign and Emerging Market Investments
Fund Assets Sub-Advised by Wellington Management
Unless stated otherwise in a Fund’s principal investment strategy, investments are deemed to be “foreign” (a) if an issuer’s domicile or location of headquarters is in a foreign country or (b) it is a foreign currency. Unless stated otherwise in a Fund’s principal investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) the Fund’s benchmark index provider designates as emerging. Unless stated otherwise in a Fund’s principal investment strategy, investments are deemed to be “emerging” (a) if an issuer’s domicile or location of headquarters is in an emerging market; or (b) it is an emerging market currency.
Use of Cash or Money Market Investments
Each Fund may participate in a cash sweep program whereby a Fund’s uninvested cash balance is used to purchase shares of affiliated or unaffiliated money market funds or cash management pooled investment vehicles at the end of each day. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Each Fund may also invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market funds for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, each Fund may invest some of its assets in these instruments to maintain liquidity, for cash management purposes, or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings.
Consequences of Portfolio Trading Practices
A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.
Participation in Securities Lending Activities
Each Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1∕3%) of the value of its total assets. However, each of the Floating Rate Fund, the Floating Rate High Income Fund, and the High Yield Fund do not currently lend its securities.
About Each Fund’s Investment Objective
Each Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund. Each Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.
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Investment Policies
Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Short Duration Fund, Total Return Bond Fund, and World Bond Fund
Each of Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Short Duration Fund, Total Return Bond Fund, and World Bond Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. With respect to each of these Funds, the policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of a Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy covered by Rule 35d-1.
Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund
Each of Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. Each of Municipal Income Fund’s, Municipal Opportunities Fund’s and Municipal Short Duration Fund’s policy to invest at least 80% of its assets in such a manner is a “fundamental” one, which means that it may not be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act.
Operational Risks Associated with Cybersecurity
A Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cybersecurity breaches of those technological or information systems. Cybersecurity breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a Fund and/or its service providers to suffer data corruption or lose operational functionality. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage.
Additional Investment Strategies and Risks
Each Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Funds’ Combined Statement of Additional Information (“SAI”), which may be obtained free of charge by contacting the Funds (see back cover for address, phone number and website address).
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More Information About Risks
The principal and certain additional risks of investing in each Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. Many factors affect each Fund’s performance. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each Fund have varying degrees of risk. The SAI contains more detailed information about the Funds’ investment policies and risks.
√ Principal Risk X Additional Risk	Emerging Markets Local Debt Fund	Floating Rate Fund	Floating Rate High Income Fund	High Yield Fund	Inflation Plus Fund	Municipal Income Fund	Municipal Opportunities Fund
Active Investment Management Risk	√	√	√	√	√	√	√
Active Trading Risk	√		√		√
Bond Forwards Risk	X				X
Call Risk	√	√	√	√	X	√	√
Convertible Securities Risk	X	X	X	X
Counterparty Risk	√	√	√	X	X	X	X
Credit Risk	√	√	√	√	√	√	√
Credit Risk Transfer Securities Risk
Currency Risk	√	X	√	√	√
Depositary Receipts Risk	X
Derivatives Risk	√	√	√	√	√	X	X
Forward Currency Contracts Risk	√	X	√	√	X
Forward Rate Agreements Risk	X			X	X	X	X
Futures and Options Risk	√			√	√	X	X
Hedging Risk	X	X	X	X	X	X	X
Swaps Risk	√	√	√	√	√
Dollar Rolls Risk					X
Equity Risk				X
Exchange Traded Notes Risk	X	X	X	X	X	X	X
Event Risk	X	√	√	√		X	X
Foreign Investments Risk	√	√	√	√	√
Sovereign Debt Risk	√				√
Emerging Markets Risk	√	X	X	X	X
High Yield Investments Risk	√	√	√	√	X	√	√
Distressed Securities Risk	X	X	X	X
Illiquid Investments Risk	X	X	X	X	X	X	X
Inflation-Protected Securities Risk	√				√
Interest Rate Risk	√	√	√	√	√	√	√
Inverse Floater Risk						X	X
Large Shareholder Transaction Risk	√	√	√	√	√	√	√
Leverage Risk	√	√	√	√	√	X	X
LIBOR Risk	X	√	√	X	X	X	X
Liquidity Risk	√	√	√	√		√	√
Loans and Loan Participations Risk		√	√	X	X
Market Risk	√	√	√	√	√	√	√
Mortgage-Related and Other Asset-Backed Securities Risk	X				√
Collateralized Loan Obligations Risk					X
Municipal Securities Risk						√	√
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√ Principal Risk X Additional Risk	Emerging Markets Local Debt Fund	Floating Rate Fund	Floating Rate High Income Fund	High Yield Fund	Inflation Plus Fund	Municipal Income Fund	Municipal Opportunities Fund
Non-Diversification Risk	√
Other Investment Companies Risk	X	X	X	X	X	X	X
Quantitative Investing Risk
Repurchase Agreements Risk		X	X			X	X
Restricted Securities Risk	√	X	√	√	X	X	X
Reverse Repurchase Agreements Risk					X	X	X
Regional/Country Focus Risk
Securities Lending Risk	√				√	√	√
Short Sales of To Be Announced (TBA) Securities Risk					X
Stripped Securities Risk
Sukuk Risk	X
Taxable Income Risk						X	X
To Be Announced (TBA) Transactions Risk					√
U.S. Government Securities Risk	X				√
Use as an Underlying Fund Risk	X	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X	X
Volatility Risk	√	√	√	√	X
Warrants Risk				X
Zero Coupon Securities Risk	X

√ Principal Risk X Additional Risk	Municipal Short Duration Fund	Short Duration Fund	Strategic Income Fund	Total Return Bond Fund	World Bond Fund
Active Investment Management Risk	√	√	√	√	√
Active Trading Risk			√	√	√
Bond Forwards Risk		X	X	X	X
Call Risk	√	√	√	√	√
Convertible Securities Risk		X	X	X
Counterparty Risk	X	X	X	X	X
Credit Risk	√	√	√	√	√
Credit Risk Transfer Securities Risk			X	X	X
Currency Risk		X	X	√	√
Depositary Receipts Risk
Derivatives Risk	X	√	√	√	√
Forward Currency Contracts Risk		X	√	√	√
Forward Rate Agreements Risk	X				X
Futures and Options Risk	X	√	√	√	√
Hedging Risk	X	X	X	X	X
Swaps Risk		√	√	√	√
Dollar Rolls Risk		X		X
Equity Risk			X
Exchange Traded Notes Risk	X	X	X	X	X
Event Risk	X	√		√	X
Foreign Investments Risk		√	√	√	√
Sovereign Debt Risk		X	√	X	√
Emerging Markets Risk		X	√	√	√
High Yield Investments Risk	√	√	√	√	√
Distressed Securities Risk
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√ Principal Risk X Additional Risk	Municipal Short Duration Fund	Short Duration Fund	Strategic Income Fund	Total Return Bond Fund	World Bond Fund
Illiquid Investments Risk	X	X	X	X	X
Inflation-Protected Securities Risk		X	X	X	X
Interest Rate Risk	√	√	√	√	√
Inverse Floater Risk	X				X
Large Shareholder Transaction Risk	√	√	√	√	√
Leverage Risk	X	√	√	√	√
LIBOR Risk	X	X	X	X	X
Liquidity Risk	√	√	√	√
Loans and Loan Participations Risk		√	√	X
Market Risk	√	√	√	√	√
Mortgage-Related and Other Asset-Backed Securities Risk		√	√	√	√
Collateralized Loan Obligation Risk		√	X	√	X
Municipal Securities Risk	√	X
Non-Diversification Risk					√
Other Investment Companies Risk	X	X	X	X	X
Quantitative Investing Risk			X		X
Repurchase Agreements Risk	X	X
Restricted Securities Risk	X	√	√	√	√
Reverse Repurchase Agreements Risk	X
Regional/Country Focus Risk					√
Securities Lending Risk	√	√	√	√	√
Short Sales of To Be Announced (TBA) Securities Risk			X	X
Stripped Securities Risk
Sukuk Risk
Taxable Income Risk	X
To Be Announced (TBA) Transactions Risk		X	√	√	√
U.S. Government Securities Risk		√	√	√	√
Use as an Underlying Fund Risk	X	X	X	X	X
Valuation Risk	X	X	X	X	X
Volatility Risk		X	X	X	X
Warrants Risk				X
Zero Coupon Securities Risk		X
ACTIVE INVESTMENT MANAGEMENT RISK – The risk that, if the investment decisions and strategy of the portfolio manager(s) do not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the judgment of the portfolio manager(s) about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio manager(s)’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. In addition, to the extent a Fund allocates a portion of its assets to specialist portfolio managers, the styles employed by the different portfolio managers may not be complementary, which could adversely affect the Fund’s performance.
The financially material ESG factors that may be evaluated as part of a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG factors are not the only factors that may be considered by the portfolio manager(s) and as a result, the companies (or issuers) in which a Fund invests may not be considered ESG companies (or issuers) or have high ESG ratings. Further, the regulatory landscape with respect to ESG investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration.
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ACTIVE TRADING RISK – Active trading could increase a Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may also adversely affect Fund performance.
BOND FORWARDS RISK − A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. When a Fund enters into a bond forward, it will also simultaneously enter into a reverse repurchase agreement. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and/or the value of any collateral held or assets segregated by the Fund to cover the transaction declines below the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value (“NAV”).
CALL RISK − Call risk is the risk that an issuer, especially during periods of falling interest rates, may redeem a security by repaying it early. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. This could potentially lower a Fund’s income, yield and its distributions to shareholders.
CONVERTIBLE SECURITIES RISK − The market value of a convertible security typically performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).
A Fund may invest in contingent capital securities (also known as contingent convertible securities or CoCos). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Investments in CoCos may be considered speculative.
COUNTERPARTY RISK – With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. A Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty. Over-the-counter derivatives may not offer a Fund the same level of protection as exchange traded derivatives.
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CREDIT RISK – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
CREDIT RISK TRANSFER SECURITIES RISK − Credit risk transfer (“CRT”) securities are fixed income securities that transfer the credit risk related to certain types of mortgage backed securities (“MBS”) to the owner of the CRT securities. If the underlying mortgages default, the principal of the owners of CRT securities is used to pay back holders of the MBS. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage pools is transferred to a Fund. Therefore, a Fund could lose all or part of its investments in CRT securities in the event of default by the underlying mortgages.
CURRENCY RISK – The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries.
DEPOSITARY RECEIPTS RISK – A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Fund may invest in Depositary Receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Certain Funds may also invest in Global Depositary Notes (“GDNs”), a form of depositary receipt. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local bonds; however, they trade, settle, and pay interest and principal in U.S. Dollars. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary and holders of GDNs may have limited rights. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. A Fund may invest in, Chinese Depositary Receipts (“CDRs”) or other similar securities representing ownership of foreign listed securities. Generally, CDRs, in registered from, are designed for use in the Chinese securities markets. CDRs may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations.
DERIVATIVES RISK – A Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by a Fund depends on the sub-adviser’s judgment with respect to a number of factors and a Fund’s performance could be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:
Counterparty/Credit Risk - The risk that the party on the other side of the transaction will be unable to honor its financial obligation to a Fund.
Currency Risk - The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage Risk - The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
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Liquidity Risk - The risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately.
Index Risk - If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, a Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.
Regulatory Risk - Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. In October 2020, the SEC adopted new regulations applicable to a Fund’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments that will, among other things, require a Fund to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of directors of the Fund. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of the new rule. The SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, as discussed herein, effective at the time that the Fund complies with the new rule. The new rule could impact the effectiveness or raise the costs of a Fund’s derivatives transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect Fund performance and cause the Fund to lose value. Compliance with the new rule will be required in August 2022.
Tax Risk - The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.
Short Position Risk - A Fund may also take a short position in a derivative investment, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.
Certain Funds may invest a significant portion of their assets in derivative instruments. If a Fund does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
FORWARD CURRENCY CONTRACTS RISK – A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow a Fund to establish a fixed rate of exchange for a future point in time. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. A Fund could also lose money when the contract is settled. A Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
FORWARD RATE AGREEMENTS RISK − A forward rate agreement is an agreement where the buyer locks in an interest rate at a future settlement date (“lock rate”). If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. These transactions are subject to counterparty risk and the risk that the Fund will lose money if the sub-adviser predicts interest rate changes incorrectly.
FUTURES AND OPTIONS RISKS – An option is an agreement that, for a premium payment or fee, gives the purchaser the right but not the obligation to buy or sell the underlying asset at a specified price during a period of time or on a specified date, or receive a cash settlement payment. A future is a contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specific amount of an asset at a specified future date at a specified price, or make a cash settlement payment. Futures and options are subject to the risk that the sub-adviser may incorrectly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors that may affect the
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value of the underlying asset. Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities. Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to a Fund from using the strategy. Futures and options may also involve the use of leverage as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options transactions may be effected on securities exchanges, in the case of certain options, or in the over-the-counter market. When options are purchased over-the-counter, a Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the contract. Futures and options may also be illiquid, and in such cases, a Fund may have difficulty closing out its position or valuing the contract. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
HEDGING RISK – Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
SWAPS RISK – Swap agreements are contracts entered into for a set period of time in which the parties agree to exchange payments based on some underlying reference asset (such as interest rates). The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in the reference assets.
Transactions in swaps can involve greater risks than if a Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because certain swaps are two-party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, a Fund’s use of swaps may not be effective in fulfilling a Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Certain swaps are centrally-cleared and are exchange-traded. Central clearing tends to decrease credit risk and improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that a Fund would consider all exchange-traded swaps to be liquid.
In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the current rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.
Credit Default Swaps Risk – A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above
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because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Interest Rate Swaps Risk – In an interest rate swap, a Fund and another party exchange their rights to receive interest payments based on a reference interest rate. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, a Fund may lose money.
Total Return Swaps Risk – In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, a Fund may lose money.
Volatility Swaps Risk – A Fund may enter into types of volatility swaps to hedge the volatility of a particular security, currency, index or other financial instrument, or to seek to increase its investment return. In volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the sub-adviser is incorrect in its forecast of volatility for the underlying security, currency, index or other financial instrument that is the subject of the swap. If the sub-adviser is incorrect in its forecast, a Fund would likely be required to make a payment to the counterparty under the swap. Volatility swaps can have the potential for unlimited losses.
DOLLAR ROLLS RISK − A Fund may enter into dollar rolls in which the Fund will sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (the same type and coupon) securities on a specified future date from the same party. Dollar rolls involve the risk that the market value of the securities that a Fund is committed to buy may decline below the price of the securities the Fund has sold or that the counterparty may be unable to fulfill its obligations. These transactions may involve leverage.
EQUITY RISK – Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Initial Public Offering Risk – IPOs are initial public offerings of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO is complete. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
EXCHANGE TRADED NOTES RISK – Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks, including credit risk, similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds (“ETFs”). Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.
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EVENT RISK − Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
FOREIGN INVESTMENTS RISK – Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid, more volatile and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:
•
changes in currency exchange rates
•
changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
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increased volatility
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substantially less volume on foreign stock markets and other securities markets
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higher commissions and dealer mark-ups
•
inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement
•
less uniform accounting, auditing and financial reporting standards
•
less publicly available information about a foreign issuer or borrower
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less government regulation and oversight
•
unfavorable foreign tax laws
•
political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions)
•
differences in individual foreign economies
•
geopolitical events (including pandemics and epidemics) that may disrupt securities markets and adversely affect global economies and markets
Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.
The impact of the United Kingdom’s departure from the European Union (“EU”), commonly known as “Brexit,” and the potential departure of one or more other countries from the EU has and may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the United Kingdom’s post-departure framework and relationships may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
SOVEREIGN DEBT RISK − In addition to the risks associated with investment in debt securities and foreign securities generally, sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt or otherwise meet its obligations. This may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. In addition, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.
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Sub-sovereign bonds represent the debt of state, provincial, territorial, municipal, local or other political sub-divisions, including other governmental entities or agencies. Quasi-sovereign bonds represent the debt of corporations that have significant government ownership. Sub-sovereign and quasi-sovereign bonds are subject to the risks of investing in sovereign debt generally. In addition, sub-sovereign and quasi-sovereign debt may or may not be issued by or guaranteed as to principal and interest by a governmental authority. Certain foreign government securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity while others may be backed only by the assets and credit of the issuing foreign entity. If an issuer of sub-sovereign or quasi-sovereign bonds defaults on payments of principal and/or interest, a Fund may have limited recourse against the issuer.
A Fund may invest in obligations issued or guaranteed by supranational entities, which may include, for example, entities such as the International Bank for Reconstruction and Development (the World Bank). If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.
EMERGING MARKETS RISK – The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the U.S. or in China that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.
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HIGH YIELD INVESTMENTS RISK − Although high yield investments (also known as “junk bonds”) generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for a Fund. The major risks of junk bond investments include:
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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.
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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.
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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.
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A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
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The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
DISTRESSED SECURITIES RISK − A Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Investments in such distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities, including equity securities, with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale and sales may be possible only at substantial discounts. Distressed securities and any securities received in an exchange for such securities may also be difficult to value and illiquid.
ILLIQUID INVESTMENTS RISK – An illiquid investment means an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment, as determined under the Fund’s liquidity risk management program. In addition, securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. If a Fund holds illiquid investments, it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of a Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.
INFLATION-PROTECTED SECURITIES RISK − The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”) may be less developed or liquid, and more volatile, than certain other securities markets.
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There can be no assurance that the inflation index used in these securities (i.e., the CPI) will accurately measure the real rate of inflation. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for the amount of the increase in the calendar year, even though a Fund will not receive its principal until maturity.
INTEREST RATE RISK − The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. Falling interest rates may also lead to a decline in a Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that a Fund’s investment in fixed income securities will go down in value. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.
Risks associated with rising interest rates are currently heightened because interest rates remain near historic lows. The U.S. Federal Reserve Bank and other central banks may raise the federal funds rate and equivalent rates. Any such increases will likely cause market interest rates to rise, which will cause the value of a Fund’s fixed income holdings, particularly those with longer maturities, to fall. Any such rate increases may also increase volatility and reduce liquidity in the fixed income markets, which would make it more difficult to sell a Fund’s fixed income investments. Changes in central bank interest rate policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and a Fund’s transaction costs.
INVERSE FLOATER RISK − Inverse floaters earn interest at rates that vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more income. Inverse floaters may be subject to leverage risk and counterparty risk. These risks are greater for inverse floaters that are structured as tender option bonds (“TOBs”). The prices and income of inverse floaters are generally more volatile than the prices and income of bonds with similar maturities and may decline rapidly during periods of rising interest rates. An investment in inverse floaters involves the risk of loss of principal and typically will involve greater risk than an investment in a municipal fixed rate security. Inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. Investments in inverse floaters in the form of TOBs are also subject to risks related to the termination of the trust that issues the TOB, which could expose a Fund to losses associated with such termination.
LARGE SHAREHOLDER TRANSACTION RISK – A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.
LEVERAGE RISK − Certain transactions, including derivatives, to-be-announced investments and other when-issued, delayed delivery or forward commitment transactions, involve a form of leverage. Transactions involving leverage provide investment exposure in an amount exceeding the initial investment. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Certain derivatives have the potential to cause unlimited losses for a Fund, regardless of the size of the initial investment. Leverage may also cause a Fund’s NAV to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. To reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
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LIBOR RISK – The use of certain London Interbank Offered Rates (collectively, “LIBOR”) are expected to be phased out by the end of 2021. However, it is possible that certain LIBORs may continue beyond 2021 and the most widely used LIBORs may continue until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on a Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to the end of 2021 with respect to certain LIBORs or mid-2023 for the remaining LIBORs.
LIQUIDITY RISK − Liquidity risk exists when the markets for particular investments or types of investments are or become relatively illiquid so that it is difficult or impossible for a Fund to sell the investment at the price at which the Fund has valued it. Illiquidity may result from political, economic or issuer specific events; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities with reduced liquidity or that become illiquid involve greater risk than securities with more liquid markets. If a Fund and its affiliates hold a significant portion of a single issuer’s outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer’s securities were more widely held.
Market quotations for illiquid or less liquid securities may be volatile and/or subject to large spreads between bid and ask prices. Reduced liquidity may have a negative impact on market price and a Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, it may be difficult for a Fund to value these investments and it may be necessary to fair value the investments. There can be no assurance that a security’s fair value accurately reflects the price at which a Fund could sell that security at that time, which could affect the proceeds of any redemption or the number of Fund shares you receive upon purchase.
Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds are at or near historic lows in relation to market size. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be worse during periods of economic uncertainty.
LOANS AND LOAN PARTICIPATIONS RISK − A Fund may invest in loans and loan participations originated or issued by both banks and corporations. Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans a Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Since they do not afford the lender recourse to collateral, unsecured loans are also subject to greater risk of nonpayment in the event of default than secured loans. Such loans generally have greater price volatility than more senior loans and may be less liquid. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect a Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to extended settlement periods and it may take greater than seven days for a loan purchase or sale transaction to settle. Loans may also be subject to restrictions on resale and may be difficult to value. Long settlement periods, any restrictions on a Fund’s ability to resell a loan investment and any difficulties in valuing a loan investment will have an adverse impact on a Fund’s ability to sell particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. These effects may make it more difficult for the Fund to pay investors when they
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redeem their Fund shares. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in such a loan, a Fund may become a member of the syndicate.
The loans in which a Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, a Fund, as a participant in a loan, will not have any direct claim on the loan or against the borrower, and the Fund may be subject to greater delays, expenses and risks than would have been involved if the Fund had purchased a direct obligation of the borrower.
In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).
Because the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality, a Fund is dependent on the analytical abilities of the sub-adviser with respect to its investments in loans.
Compared to securities and to certain other types of financial assets, purchases and sales of Senior Loans take relatively longer to settle, partly due to the fact that Senior Loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund’s settlement of a purchase or sale of a Senior Loan in circumstances where the dealer’s corresponding transaction with another party is delayed. Dealers will also sometimes sell Senior Loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.
This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, Senior Loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a Senior Loan; (iv) inhibit a Fund’s ability to re-sell a Senior Loan that it has agreed to purchase if conditions change (leaving a Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.
Loan interests may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
MARKET RISK – Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally as well as global trade policies and
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political unrest or uncertainties. The value of a security or other investment may also change in value due to factors that affect an individual issuer, including data breaches and cybersecurity attacks, or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events (including pandemics and epidemics) or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. The adverse impact of any one or more of these events on the market value of Fund investments could be significant and cause losses. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. A recent outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES RISK − Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk. These investments expose a Fund to “extension risk,” which is the risk that borrowers will repay a loan more slowly in periods of rising interest rates which could increase the interest rate sensitivity of certain investments — such as mortgage- and asset-backed securities — and cause the value of these investments to fall. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities and other asset-backed securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities are also subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
Collateralized debt obligations (“CDOs”), which are a type of asset-backed security, are subject to heightened risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; a Fund may invest in collateralized debt obligations that are subordinate to other classes and, therefore, will not have primary rights to any payments in bankruptcy; values may be volatile; and disputes with the issuer may produce unexpected investment results. A Fund’s investments in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO investments can decline considerably. These types of instruments are frequently referred to as “mortgage derivatives” and are sensitive to changing interest rates and deteriorating credit environments. CDOs may lack of a readily available secondary market and be difficult to sell at the price at which a Fund values them.
A Fund may invest in uniform mortgage-backed securities, which are securities that generally align the characteristics of Fannie Mae and Freddie Mac certificates. Uniform mortgage-backed securities are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
A Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their
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mortgages. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.
COLLATERALIZED LOAN OBLIGATIONS RISK − Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
MUNICIPAL SECURITIES RISK − Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility that future legislative changes could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt Fund performance. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. Municipal securities may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, locality or US territory or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of a Fund. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Investment in municipal securities is also subject to:
General Obligation Bonds Risks − The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks − Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks − Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.
Moral Obligation Bonds Risks − Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks − Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.
Municipal Lease Obligations Risks − In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments), it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.
Tax-Exempt Status Risk − Municipal securities are subject to the risk that the Internal Revenue Service may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.
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NON-DIVERSIFICATION RISK − A Fund that is non-diversified is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. A Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
OTHER INVESTMENT COMPANIES RISK – Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.
Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio.
A business development company (“BDC”), which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act, which was signed into law in March 2018, permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
QUANTITATIVE INVESTING RISK – The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s or other investment’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
REGIONAL/COUNTRY FOCUS RISK – To the extent that a Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain foreign economies may themselves be focused in particular industries or more vulnerable to political changes than the U.S. economy,
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which may have a pronounced impact on the Fund’s investments. As a result, such Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. Regional and country focus risk is heightened in emerging markets.
The following sets forth additional information regarding risks associated with investing in certain regions/countries:
Investments in Asian Securities – Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the global recession that began in 2009, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which a Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions.
Investments in Central and South America – The economies of certain Central and South American countries are generally considered emerging markets and are generally characterized by high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for these regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. Adverse economic events in one country may have a significant adverse effect on other countries in these regions.
Investments in Europe – The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Uncertainty relating to the United Kingdom’s post-departure framework and relationships from the EU may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
REPURCHASE AGREEMENTS RISK – A Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates a Fund from changes in the market value of the security during the period. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, a Fund may lose money.
RESTRICTED SECURITIES RISK – Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less
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able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses. Please see “Rule 144A Securities and Regulation S Securities Risk” below.
Rule 144A Securities and Regulation S Securities Risk – “Rule 144A” securities are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security. Offerings of Regulation S securities may be conducted outside of the United States. Regulation S securities are generally less liquid than registered securities, as a result, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
REVERSE REPURCHASE AGREEMENTS RISK – Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction under current regulatory requirements is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.
SECURITIES LENDING RISK – Securities lending involves the risk that a Fund may lose money because the borrower of the securities the Fund has loaned out fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund. Securities lending also involves exposure to certain additional risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially so in certain international markets), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although a Fund’s securities lending agent has agreed to provide the Fund with indemnification in the event of a borrower default, the Fund is still exposed to the risk of losses in the event a borrower does not return the Fund’s securities as agreed and the agent fails to indemnify the Fund.
SHORT SALES OF TO BE ANNOUNCED (TBA) SECURITIES RISK −When a Fund enters into a short sale of a TBA security it effectively agrees to sell at a future date and price a security it does not own. Although most TBA short sale transactions are closed before a Fund would be required to deliver the security, if the Fund does not close the position, the Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated. This would cause the Fund to lose money. A Fund may not always be able to purchase the securities required to settle a short at a particular time or at an attractive price. A Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities results in a form of leverage, which could increase the volatility of a Fund’s returns.
STRIPPED SECURITIES RISK −Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect
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on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment. The market for stripped securities may be limited, making it difficult for a Fund to sell its holdings at an acceptable price.
SUKUK RISK – Sukuk are similar to conventional senior, unsecured bonds but are structured to comply with Sharia, or Islamic, law and its investment principles, which, inter alia, prohibit the charging or paying of interest. Sukuk represent undivided shares in the income generated by an underlying asset or pool of assets (the “Underlying Assets”) and/or contractual payment obligations of an obligor.
Obligors include international financial institutions, corporations, foreign governments and agencies of foreign governments (each, an “Obligor”). Obligors typically arrange for the issue sukuk through a special purpose vehicle or similar corporate entity (the “Sukuk Issuer”). For sukuk linked to Underlying Assets, title to the Underlying Assets is transferred to the Sukuk Issuer; for sukuk that are not linked to Underlying Assets, the sukuk represents an interest in the income stream generated by one or more contractual payment obligations of the Obligor to the Sukuk Issuer.
In either event, the payments received by the investor do not come from interest on such investor’s money.
Since the investors in sukuk purchase an instrument with income or periodic payments linked to a specific income stream, investors are subject to the risk that the relevant Underlying Assets or the contractual payment obligations may not perform as expected, and the flow of income may, accordingly, be slower than expected or may cease altogether.
In particular, Sukuk Issuers typically agree to redeem the sukuk at the end of a contractual term at an agreed price, similar to a maturity date. The ability of a Sukuk Issuer to redeem such sukuk is dependent on the income generated by the sukuk during its life and the ability and willingness of the Obligor to make payments to the Sukuk Issuer for payment to the investors.
No collateral, including the Underlying Assets, is pledged as security for sukuk. As unsecured investments, sukuk are backed only by the credit of the Obligor. Sukuk are also subject to the risks associated with developing and emerging market economies, which include, among others, inconsistent accounting and legal principles.
The process to resolve a default or other non-payment event in respect of sukuk is likely to take longer than resolving a default in respect of a bond. In addition, it is possible that evolving interpretations of Sharia law by courts or Islamic scholars on sukuk structures and sukuk transferability, or a determination subsequent to the issuance of a sukuk by courts or Islamic scholars that such sukuk does not comply with Sharia law and its investment principles, could have an adverse effect on the price and liquidity of a such sukuk, similarly-structured sukuk or the sukuk market in general and give rise to defenses of the Obligor and the Sukuk Issuer that amounts under the sukuk are not payable either in full or in part. In addition, investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction or attach assets of the Sukuk Issuer or the Obligor may be limited. In addition, as with conventional debt instruments, sukuk prices may change in response to global interest rate changes.
While the global sukuk market has grown in recent years, it is significantly smaller than bond market and there may be times when the market is illiquid and it is difficult to make an investment in, or dispose of, sukuk. Unlike bonds, sukuk are generally held to maturity, and trading is limited to the primary market.
TAXABLE INCOME RISK – The risk that a Fund may invest in securities or other instruments that produce income subject to income tax, including the Alternative Minimum Tax. A Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax. In addition, income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, state tax authorities, or a court, or the non-compliant conduct of a bond issuer.
TO BE ANNOUNCED (TBA) TRANSACTIONS RISK −TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for
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the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.
U.S. GOVERNMENT SECURITIES RISK −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, which is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
USE AS AN UNDERLYING FUND RISK – A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a fund that pursues its investment objective by investing primarily in other funds. As a result, a Fund may be subject to the following risks:
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A Fund, as an Underlying Fund, may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to invest in cash, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect Fund performance.
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Such transactions could increase or decrease the frequency of capital gain recognition by a Fund and could affect the timing, amount and character of distributions you receive from a Fund.
VALUATION RISK – This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.
VOLATILITY RISK – The value of a Fund’s investments may fluctuate over a relatively short period of time. These fluctuations may cause a Fund’s net asset value per share to experience significant changes over similarly short periods of time.
WARRANTS RISK −Warrants give a Fund the right to purchase equity securities (“underlying stock”) at specific prices valid for a specific period of time. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock and can be more volatile than the prices of the underlying stocks. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.
ZERO COUPON SECURITIES RISK −Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.
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Disclosure of Portfolio Holdings
Each Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on its website at hartfordfunds.com no earlier than 25 calendar days after the end of each month. Each Fund also will publicly disclose on its website the largest ten issuers in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.
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The Investment Manager and Sub-Adviser
The Investment Manager
Hartford Funds Management Company, LLC (the “Investment Manager”) is the investment manager to each Fund. The Investment Manager is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. As of December 31, 2020, the Investment Manager and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $137.8 billion in discretionary assets under management. The Investment Manager is responsible for the management of the Funds and supervises the activities of the investment sub-adviser described below. The Investment Manager is principally located at 690 Lee Road, Wayne, Pennsylvania 19087.
“Manager of Managers” Structure
The Investment Manager and the Funds rely on an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) under which the Funds operate pursuant to a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Investment Manager, on behalf of a Fund and subject to the approval of the Board of Directors, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with the Investment Manager (the “Original Relief”), as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager (the “Expanded Relief”), in each case without obtaining approval from the respective Fund’s shareholders. Shareholders of each of Municipal Income Fund, Municipal Short Duration Fund, and Strategic Income Fund have approved the operation of these Funds under any “manager of managers” structure, including under (i) both the Original Relief and Expanded Relief set forth in the Order and/or (ii) any future law, regulation, guidance, or exemptive relief provided by the SEC. Shareholders of each of Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Municipal Opportunities Fund, Short Duration Fund, Total Return Bond Fund and World Bond Fund have approved the operation of these Funds under the “manager of managers” structure under the Original Relief set forth in the Order. Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
The Investment Sub-Adviser
Wellington Management serves as each Fund’s sub-adviser and performs the daily investment of the assets for each Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.291 trillion in assets.
Portfolio Managers
The portfolio managers for each Fund are set forth below. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds they manage.
Emerging Markets Local Debt Fund
James W. Valone, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2011. Mr. Valone joined Wellington Management as an investment professional in 1999. Effective December 31, 2021, Mr. Valone will no longer serve as a portfolio manager to the Fund.
Michael T. Henry, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2015 and securities analysis for the Fund since 2014. Mr. Henry joined Wellington Management as an investment professional in 2014. Prior to joining Wellington Management in 2014, Mr. Henry worked as a partner and portfolio manager at Tandem Global Partners (2012 to 2014), a New York-based hedge fund. Prior to that he was an executive director and proprietary trader in emerging markets at JPMorgan (2004 to 2012), specializing in relative value and arbitrage in rates and currencies. Mr. Henry began his career as an investment professional at Lehman Brothers as an Associate, Fixed Income Research in 1996.
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Kevin F. Murphy, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2017 and securities analysis for the Fund since 2016. Mr. Murphy joined Wellington Management as an investment professional in 2016. Previously, Mr. Murphy was a portfolio manager at Putnam Investments (1999 to 2016).
Floating Rate Fund
David B. Marshak, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been a portfolio manager for the Fund since 2017 and has been involved in securities analysis for the Fund since 2012. Mr. Marshak joined Wellington Management as an investment professional in 2004.
Jeffrey W. Heuer, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2017 and securities analysis for the Fund since 2012. Mr. Heuer joined Wellington Management as an investment professional in 2001.
Floating Rate High Income Fund
David B. Marshak, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been a portfolio manager for the Fund since 2017 and has been involved in securities analysis for the Fund since 2012. Mr. Marshak joined Wellington Management as an investment professional in 2004.
Jeffrey W. Heuer, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2017 and securities analysis for the Fund since 2012. Mr. Heuer joined Wellington Management as an investment professional in 2001.
High Yield Fund
Christopher A. Jones, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2012. Mr. Jones joined Wellington Management as an investment professional in 1994.
Inflation Plus Fund
Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2015. Mr. Marvan joined Wellington Management as an investment professional in 2003.
Allan M. Levin, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2018 and has been involved in securities analysis for the Fund since 2015. Mr. Levin joined Wellington Management as an investment professional in 2015. Prior to joining Wellington Management, Mr. Levin was an investment professional with Deutsche Bank (2005-2015) and AIG (1993-2001).
Brij S. Khurana, Managing Director and Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2021 and has been involved in securities analysis for the Fund since 2020. Mr. Khurana joined Wellington Management as an investment professional in 2016. Prior to joining Wellington Management, Mr. Khurana was an investment professional with Pacific Investment Management Company (PIMCO).
Municipal Income Fund
Brad W. Libby, Managing Director and Fixed Income Portfolio Manager/Credit Analyst of Wellington Management, has served as a portfolio manager of the Fund since 2015. Mr. Libby joined Wellington Management as an investment professional in 2010. Prior to joining Wellington Management, Mr. Libby was an investment professional with Putnam Investments (1996 to 2009).
Timothy D. Haney, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2015. Mr. Haney joined Wellington Management as an investment professional in 2005.
Municipal Opportunities Fund
Brad W. Libby, Managing Director and Fixed Income Portfolio Manager/Credit Analyst of Wellington Management, has served as a portfolio manager of the Fund since 2012. Mr. Libby joined Wellington Management as an investment professional in 2010. Prior to joining Wellington Management, Mr. Libby was an investment professional with Putnam Investments (1996 to 2009).
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Timothy D. Haney, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2012. Mr. Haney joined Wellington Management as an investment professional in 2005.
Municipal Short Duration Fund
Brad W. Libby, Managing Director and Fixed Income Portfolio Manager/Credit Analyst of Wellington Management, has served as a portfolio manager of the Fund since 2015. Mr. Libby joined Wellington Management as an investment professional in 2010. Prior to joining Wellington Management, Mr. Libby was an investment professional with Putnam Investments (1996 to 2009).
Timothy D. Haney, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2015. Mr. Haney joined Wellington Management as an investment professional in 2005.
Short Duration Fund
Timothy E. Smith, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2012. Mr. Smith joined Wellington Management as an investment professional in 1992.
Strategic Income Fund
Campe Goodman, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2012. Mr. Goodman joined Wellington Management as an investment professional in 2000.
Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2012. Mr. Marvan joined Wellington Management as an investment professional in 2003.
Robert D. Burn, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2016 and has been involved in securities analysis for the Fund since 2012. Mr. Burn joined Wellington Management as an investment professional in 2007.
Total Return Bond Fund
Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2012. Mr. Marvan joined Wellington Management as an investment professional in 2003.
Campe Goodman, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2012. Mr. Goodman joined Wellington Management as an investment professional in 2000.
Robert D. Burn, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2016 and has been involved in securities analysis for the Fund since 2012. Mr. Burn joined Wellington Management as an investment professional in 2007.
World Bond Fund
Mark H. Sullivan CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2011. Mr. Sullivan joined Wellington Management in 1999 and has been an investment professional since 2002.
Martin Harvey, CFA, Managing Director and Fixed Income Portfolio Manager with an affiliate of Wellington Management, has been involved in portfolio management for the Fund since 2017 and securities analysis for the Fund since 2016. Mr. Harvey joined Wellington Management as an investment professional in 2016. Previously, Mr. Harvey served as a fixed income portfolio manager at Columbia Threadneedle Investments (2006 to 2016).
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MANAGEMENT FEE. Each Fund pays a monthly management fee to the Investment Manager as set forth in its investment management agreement at an annual rate based on the Fund’s average daily net asset value. The Investment Manager pays a sub-advisory fee to Wellington Management out of its management fee. For the fiscal year ended October 31, 2020, each Fund paid the Investment Manager the following effective management fee as a percentage of average daily net assets:
Fund	Effective Management Fee
Emerging Markets Local Debt Fund	0.75%
Floating Rate Fund	0.61%
Floating Rate High Income Fund	0.70%
High Yield Fund(1)	0.62%
Inflation Plus Fund(2)	0.43%
Municipal Income Fund	0.35%
Municipal Opportunities Fund	0.32%
Municipal Short Duration Fund	0.35%
Short Duration Fund	0.38%
Strategic Income Fund	0.52%
Total Return Bond Fund	0.29%
World Bond Fund	0.58%
(1)
Effective September 1, 2020, the management fee set forth in the investment management agreement with respect to the High Yield Fund is as follows: 0.5000% of the first $1 billion, 0.4500% of the next $4 billion, 0.4400% of the next $5 billion, and 0.4350% in excess of $10 billion annually of the Fund’s average daily net assets. From November 1, 2019 through August 31, 2020, the management fee set forth in the investment management agreement with respect to the High Yield Fund was as follows: 0.6500% of the first $500 million, 0.6000% of the next $500 million, 0.5950% of the next $1.5 billion, 0.5900% of the next $2.5 billion, 0.5800% of the next $5 billion, and 0.5700% in excess of $10 billion annually of the Fund’s average daily net assets.
(2)
Effective February 28, 2020, the management fee set forth in the investment management agreement with respect to the Inflation Plus Fund is as follows: 0.3900% of the first $500 million, 0.3800% of the next $500 million, 0.3750% of the next $1.5 billion, 0.3700% of the next $2.5 billion, 0.3675% of the next $5 billion, and 0.3650% in excess of $10 billion annually of the Fund’s average daily net assets. From November 1, 2019 through February 27, 2020, the management fee set forth in the investment management agreement with respect to the Inflation Plus Fund was as follows: 0.5000% of the first $500 million, 0.4500% of the next $500 million, 0.4450% of the next $1.5 billion, 0.4400% of the next $2.5 billion, 0.4300% of the next $5 billion, and 0.4200% in excess of $10 billion annually of the Fund’s average daily net assets.
A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for each Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and each Fund’s sub-adviser, is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2020.
OTHER FUND EXPENSES. In addition to costs discussed under “Portfolio Turnover” in the Summary Section, a Fund may pay or receive certain fees in connection with buying or selling a loan. These fees are in addition to interest payments received and may include fees, such as, up-front fees, commitment fees, transfer and assignment fees, facility fees, amendment fees, and prepayment penalties. These costs are not reflected in a Fund’s annual operating expenses or in the examples.
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Classes of Shares
Each Fund offers the following classes of shares:
Fund	A	C	I	R3	R4	R5	R6	Y	F
Emerging Markets Local Debt Fund	√	√	√	√	√	√		√	√
Floating Rate Fund	√	√	√	√	√	√		√	√
Floating Rate High Income Fund	√	√	√	√	√	√		√	√
High Yield Fund	√	√	√	√	√	√	√	√	√
Inflation Plus Fund	√	√	√	√	√	√		√	√
Municipal Income Fund	√	√	√						√
Municipal Opportunities Fund	√	√	√					√	√
Municipal Short Duration Fund	√	√	√						√
Short Duration Fund	√	√	√	√	√	√	√	√	√
Strategic Income Fund	√	√	√	√	√	√	√	√	√
Total Return Bond Fund(1)	√	√	√	√	√	√	√	√	√
World Bond Fund	√	√	√	√	√	√	√	√	√
(1)
Class C shares of the Fund are closed to new investors. No purchases of a closed share class are allowed, other than as described in the Summary Section. Investors should contact their financial professional to determine whether they are eligible to purchase shares of the Fund. If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen a share class of the Fund to new investors at a future date; (iii) issue shares in connection with a reorganization; and (iv) make additional exceptions, limit the above exceptions, or otherwise modify the foregoing closure policy for any reason. You may obtain additional information by calling Hartford Funds at: 1-888-843-7824.
Investor Requirements
This section describes investor requirements for each class of shares offered by the Funds. Each Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.
Class A Shares. Class A shares are generally available for purchase by all investors other than retirement plans, except as described below. Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:
•
If the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator. These types of retirement plans may purchase Class A shares at net asset value without a sales charge; and
•
If the plan is an employer-sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this prospectus.
Class C Shares. Class C shares are generally available for purchase by all investors other than retirement plans. The Funds do not accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any such direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.
Class I Shares. Class I shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with Hartford Funds Distributors, LLC (the “Distributor”) to offer Class I shares;
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies; and
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•
to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser(s) to the Funds, Hartford Administrative Services Company, and their affiliates.
Class I shares are not available to qualified employee benefit plans and other retirement savings plans. This restriction does not apply to qualified employee benefit plans (such as a health savings account or health savings plan) offered to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser(s) to the Funds, Hartford Administrative Services Company, and their affiliates. Class I shares have a minimum investment requirement of $2,000 ($5,000 in the case of Emerging Markets Local Debt Fund) for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
Class R3, Class R4, Class R5 and Class R6 Shares. Class R3, R4, R5 and R6 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans, health savings plans, health savings accounts, and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans). Class R3, R4, R5 and R6 shares generally are available only where the shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial services firm). Class R3, R4, R5 and R6 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.
Class Y Shares. Class Y shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with the Distributor to offer Class Y shares through a no-load network or platform (as discussed below under “Commissions and Transaction Fees”, a financial intermediary may require you to pay a commission when buying and selling such “no-load” shares); and
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies.
Class Y shares have an investment minimum of $250,000, which is waived when the shares are purchased through omnibus accounts (or similar types of accounts). The investment minimum for Class Y shares does not apply to qualified employee benefit plans and other retirement savings plans.
Class Y shares are no longer available to new qualified employee benefit plans and other retirement savings plans, except as indicated below. Purchases of Class Y shares by certain retirement plans are permitted under the following circumstances: (i) purchases by qualified employee benefit plans and other retirement savings plans that held Class Y shares of any Hartford mutual fund as of close of business on March 29, 2019; (ii) purchases through reinvestment of dividends; (iii) purchases by qualified employee benefit plans and other retirement savings plans that have been pre-approved by the Distributor to purchase Class Y shares; and (iv) purchases, including through reinvestment of dividends, by qualified employee benefit plans and other retirement savings plans that received shares of the Fund as part of a reorganization.
Class F Shares. Class F shares are generally only available through financial intermediaries that have entered into an appropriate agreement to sell Class F shares of a Fund. However, purchases by affiliated investment companies, purchases by 529 plans or purchases of $1,000,000 or more of Class F shares may be made directly through the Funds’ transfer agent. Class F shares are not available to retirement plans. Class F shares do not have a minimum initial investment requirement when the shares are purchased through omnibus accounts (or similar types of accounts). All other eligible investors must meet the minimum initial investment requirement of at least $1,000,000 in Class F shares of a Fund, except for affiliated investment companies and 529 plans. Each Fund reserves the right in its sole discretion to waive the minimum initial investment requirement.
Choosing a Share Class
Each share class has its own cost structure, allowing you to choose the one that best meets your needs. When you choose your class of shares, you should consider a number of factors, including the size of your investment and how long you plan to hold your shares, the expenses borne by each class, any front-end sales charge or contingent deferred sales charge (“CDSC”) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may
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lower the return on your investment when compared to a less expensive class. The Funds, the Funds’ transfer agent, and the Distributor do not provide investment advice. Please contact your financial intermediary to determine which share class may be appropriate for you.
In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial intermediary or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.
Each of Class A, Class C, Class R3 and Class R4 has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)
Class A	Described under “How Sales Charges are Calculated”	Described under “How Sales Charges are Calculated”	0.25%
Class C(2)	None	1.00% on shares sold within one year of purchase	1.00%
Class I	None	None	None
Class R3	None	None	0.50%
Class R4	None	None	0.25%
Class R5	None	None	None
Class R6	None	None	None
Class Y	None	None	None
Class F	None	None	None
(1)
As a percentage of the Fund’s average net assets.
(2)
Automatic conversion of Class C shares to Class A shares as set forth in the section entitled “Automatic Conversions,” thus reducing future annual expenses (certain exclusions may apply).
COMMISSIONS AND TRANSACTION FEES. You may be required to pay a commission to your financial intermediary when buying or selling Class I, Class R6, Class Y, or Class F shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this prospectus. Please contact your financial intermediary for more information on commissions. Although the Funds do not charge a transaction fee, you may be charged a fee by financial intermediaries for the purchase or sale of a Fund’s shares through that financial intermediary. This transaction fee is separate from any sales charge that a Fund may apply. Please contact your financial intermediary for more information on transaction fees.
How Sales Charges Are Calculated
Class A Shares. The tables below present the front-end sales charge as a percentage of both the offering price and the net amount invested and commissions to dealers as a percentage of the offering price.
All Funds except Floating Rate Fund, Floating Rate High Income Fund and Short Duration Fund
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$50,000 – $99,999	4.00%	4.17%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. With respect to Municipal Opportunities Fund and Total Return Bond Fund, if such Class A shares are purchased on or after July 1, 2020, the CDSC imposed on such Class A shares will be reduced from 1.00% to 0.75%. For purposes of the CDSC, all purchases made during a calendar month
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are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. The CDSC on Class A shares will not apply where the selling broker dealer was not paid a commission.
Floating Rate Fund and Floating Rate High Income Fund
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 – $99,999	2.50%	2.56%	2.00%
$100,000 – $249,999	2.25%	2.30%	1.75%
$250,000 – $499,999	1.75%	1.78%	1.25%
$500,000 – $999,999	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
Short Duration Fund
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $250,000	2.00%	2.04%	1.50%
$250,000 – $499,999	1.50%	1.52%	1.00%
$500,000 or more(1)	0%	0%	See below
(1)
Investments of $500,000 or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. If such Class A shares are purchased on or after July 1, 2020, the CDSC imposed on such Class A shares will be reduced from 1.00% to 0.75%. For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).
For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%. The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares. Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Fund.
The Distributor may pay up to the entire amount of the sales commission to particular broker-dealers. With respect to all Funds, except Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Municipal Opportunities Fund, Short Duration Fund, and Total Return Bond Fund, the Distributor may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. With respect to Floating Rate Fund, Floating Rate High Income Fund and High Yield Fund, the Distributor may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. With respect to Short Duration Fund for purchases prior to July 1, 2020, the Distributor may pay dealers of record commissions on purchases of $500,000 or more in an amount of up to 1.00% on the first $4 million, 0.50% of the
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next $6 million, and 0.25% of share purchases over $10 million. With respect to Short Duration Fund for purchases on or after July 1, 2020, the Distributor may pay dealers of record commissions on purchases of $500,000 or more in an amount of up to 0.75% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. With respect to Municipal Opportunities Fund and Total Return Bond Fund for purchases prior to July 1, 2020, the Distributor may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. With respect to Municipal Opportunities Fund and Total Return Bond Fund for purchases on or after July 1, 2020, the Distributor may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 0.75% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. These commission schedules may also apply to certain sales of Class A shares made to investors that qualify under some of the categories listed under “Front-End Sales Charge Waivers for Class A Shares.” Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and CDSC.
You may qualify for a reduced sales charge, or the sales charge may be waived, as described under “Sales Charge Reductions and Waivers for Class A and Class C Shares.” Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the prospectus.
Class C Shares. Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.
Years After Purchase	CDSC
1st year	1.00%
After 1 year	None
For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of the Class C CDSC as if it had been incurred prior to the expiration of the applicable period. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
When you request a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC. If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.
Additional Information Regarding the CDSC with respect to Class A and Class C Shares. Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to a Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of each Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with the maximum applicable sales charge at the time of the purchase.
Sales Charge Reductions and Waivers for Class A and Class C Shares. There are several ways you can combine multiple purchases of shares of the Hartford mutual funds to take advantage of the breakpoints in the Class A shares’ sales charge schedule. In all instances, it is your responsibility to notify your financial intermediary or the Funds’ transfer agent at the time of purchase of any facts qualifying you for sales charge waivers or discounts. If you do not let your financial intermediary or the Funds’ transfer agent know that you are eligible for a sales charge waiver or discount, you may not receive the sales charge breakpoints to which you are otherwise entitled. The Funds’ transfer agent may require evidence of your qualification for such reductions or waivers. The availability of these sales load waivers and/or discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers and/or discounts. In addition, any intermediary specific sales load waivers and/or discounts are reproduced in Appendix A based on information provided by the financial intermediaries.
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Reducing Your Class A Sales Charges – The Class A shares front-end sales charge may be reduced as follows:
•
Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by each Fund are indicated under the heading “How Sales Charges Are Calculated - Class A Shares.”
•
Accumulation Privilege – Under the accumulation privilege, the applicable sales charge level for Class A shares of a Fund is calculated by aggregating (a) the dollar amount then being purchased plus (b) an amount equal to the then-current, as of the business day immediately prior to such purchases, net asset value of the purchaser’s holdings of all shares (other than Class T, Class R3, Class R4, Class R5, Class R6) of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts for which Hartford Funds Management Company, LLC serves as the program manager. For purposes of this Accumulation Privilege, a qualifying investor may include all shares owned by family members which means the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. Employer-sponsored retirement plans or certain tax qualified retirements accounts may also receive these breakpoints as long as the Funds’ transfer agent or the financial intermediary is notified at the time of purchase. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.
•
Letter Of Intent – lets you purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares. Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts for which Hartford Funds Management Company, LLC serves as the program manager owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. For purposes of determining the applicable sales charge and breakpoint schedules when purchasing shares pursuant to a LOI, the sales charge and breakpoint schedules in effect when the initial shares under the LOI were purchased apply. During the term of a LOI, the Funds’ transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate you to buy or a Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. A written request by the Funds’ transfer agent will be sent to a shareholder prior to the expiration of the LOI. If the Class A shareholder does not purchase the amount specified in the LOI by the end of the 13-month period, the Funds’ transfer agent will redeem an appropriate number of escrowed shares for an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. This redemption may be treated and reported as a taxable transaction to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI period will receive a corresponding commission adjustment if appropriate. Additional information about the terms of the LOI is available from your financial intermediary or from the Funds’ transfer agent at 1-888-843-7824.
Front-End Sales Charge Waivers for Class A Shares – The Class A shares front-end sales charge may be waived for the following individuals and institutions:
•
selling broker dealers and their employees and sales representatives (and their family members, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,
•
financial representatives using Fund shares in fee-based investment products under a signed agreement with the Funds,
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•
current or retired officers, directors and employees (and their family members, as defined above under the “Accumulation Privilege” section) of the Funds, The Hartford, the sub-advisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates. Such individuals may also purchase Class I shares at net asset value,
•
welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•
if the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator,
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college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code,
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investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers,
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purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with the distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees, and
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any purchases of Class A shares in an account maintained directly with the Funds’ transfer agent where there is no financial intermediary specified or Hartford Funds Distributors, LLC is listed as the dealer of record. However, if such account subsequently lists a third party dealer of record, any subsequent purchases of Class A shares in that account will be subject to any applicable front-end sales charge.
CDSC Waivers – As long as the Funds’ transfer agent or your financial intermediary is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:
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to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated.
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for death or disability.
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under reorganization, liquidation, merger or acquisition transactions involving other investment companies.
•
under the following circumstances, for employer-sponsored retirement plans or tax qualified retirement accounts:
(1) to return excess contributions,
(2) hardship withdrawals as defined in employer-sponsored retirement plans,
(3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4) to meet minimum distribution requirements under the Internal Revenue Code,
(5) to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and
(6) after separation from service.
•
for Class C shares only, for withdrawals made pursuant to loans taken from qualified retirement plans. Loans are defined by the retirement plan’s administrator at the time of the withdrawal.
The availability of these sales load waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers. In addition, any intermediary specific sales load waivers are reproduced in Appendix A based on information provided by the financial intermediaries.
Reinstatement Privilege
If you sell shares of a Fund, you may reinvest some or all of the proceeds in shares of that Fund or any other Hartford mutual fund within 90 days without a sales charge, as long as the Funds’ transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of a Fund. In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those amounts that do not exceed the maximum qualified plan contribution amount for their account in that given tax year. If you sold Class A or
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C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. All accounts involved must have the same registration.
Information about sales charges and sales charge reductions or waivers is available, free of charge, on the Funds’ website hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.
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How To Buy And Sell Shares
Important Information About Procedures for Opening a New Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, Federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. What this means to you: when you open an account, we will ask for names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity.
We are also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each of your authorized signers. We appreciate your cooperation.
If a Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.
Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with a Fund. In general, shareholders and authorized traders may only place trades with a Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.
Each Fund offers the classes of shares described in “Classes of Shares” above and not all share classes discussed below may be available for each Fund.
Initial Purchases
Before you invest, please read this prospectus carefully.
Determine how much you want to invest. The minimum investment amounts are as follows:
•
Class A, Class C and Class I shares – $2,000 ($5,000 in the case of Emerging Markets Local Debt Fund) for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.
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Class R3, Class R4, Class R5 and Class R6 shares – no investment minimum and no subsequent investment minimum.
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Class Y shares – $250,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
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Class F shares - $1,000,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
To make an initial investment in a class of shares of a Fund, please contact your financial intermediary. Certain classes may not be available through all financial intermediaries. For more information regarding investing through a financial intermediary, please see “Additional Information Regarding Investing through a Financial Intermediary” below.
Certain classes of shares of a Fund may also be purchased through the Funds’ transfer agent by filling out an account application and mailing it to the address below. The Funds do not accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any such direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.
Accounts held directly with the transfer agent (i.e. not plan level or an omnibus position) are charged a $30 annual direct account fee. All accounts are subject to this fee other than accounts of any sub-adviser to the Hartford Funds, accounts of employees of the sub-advisers to the Hartford Funds, 529 college savings plan accounts for which Hartford Funds Management Company, LLC serves as the program manager, and affiliated investment companies. This fee is not charged to shareholders who hold Fund shares through an omnibus account with a financial intermediary. Under certain limited circumstances, the $30 annual direct account fee may be waived for certain other accounts at the discretion of Hartford Administrative Services Company. A confirmation of the fee assessment, if applicable, will appear on your next quarterly account statement subsequent to the actual assessment date. If you have questions about the
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direct account fee, please call the transfer agent at 1-888-843-7824. If you are invested in the Funds directly through a retirement account or Coverdell Education Savings Account with UMB Bank, n.a., you will also be subject to an annual maintenance fee of up to $25.
If purchasing shares through the Funds’ transfer agent, please send your account application to the following address:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
Class C Shares Purchase Limits
Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999 ($499,999 in the case of Short Duration Fund). If your existing accounts for all share classes (except Class R3, Class R4, Class R5 and Class R6 shares) held with the Distributor have a total value equal to $999,999 ($499,999 in the case of Short Duration Fund), you will not be able to purchase Class C shares. For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4, Class R5 and Class R6 shares) held with the Distributor that are linked under a Letter of Intent or Accumulation Privilege will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial intermediary when choosing a share class.
Additional Purchases of Shares
You may purchase additional shares of a Fund through your financial intermediary. Your financial intermediary may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also purchase additional shares through the Funds’ transfer agent as follows:
•
On the Web – Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions.
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By Phone – To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For your protection, telephone requests may be recorded in order to verify their accuracy.
•
In Writing With a Check – Make out a check for the investment amount, payable to “Hartford Funds.” Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered. Deliver the check and your completed application, investment slip, or letter of instruction to your financial intermediary or plan administrator, or mail to:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
•
By Electronic Funds Transfer or Wire – For complete instructions on how to purchase shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824.
Please note that these features may not be available for all classes of shares and in such instances, you will need to make additional purchases through your financial intermediary.
Selling Shares
You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to a Fund and may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also sell your shares through the Funds’ transfer agent as noted below.
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•
On the Web – Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions. To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.
•
By Phone – Only non-retirement accounts or IRA plans may redeem by telephone, and redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824. For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days. For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”
•
By Electronic Funds Transfer or Wire – For complete instructions on how to redeem shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824. Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day. Your bank may charge a fee for these services. For your protection, electronic funds transfer and wire redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.
•
By Letter or Form – In certain circumstances, you will need to make your request to sell shares in writing. Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at hartfordfunds.com. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if: you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s). For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address below.
Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.
Please note that these features may not be available for all classes of shares and in such instances, you will need to sell shares through your financial intermediary.
For the following types of accounts, you must provide the following additional documentation if you are selling your shares by letter:
•
IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) – Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.
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Automatic 401k Rollover IRAs – Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.
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403(b) – 403(b) Distribution Request Form.
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Owners Or Trustees Of Trust Accounts – Call 1-888-843-7824 for instructions.
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Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death – Call 1-888-843-7824 for instructions.
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Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds	Hartford Funds	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
P.O. Box 219060	430 W 7th Street, Suite 219060
Kansas City, MO 64121-9060	Kansas City, MO 64105-1407
FAX: 1-888-802-0039
Exchanging Shares
You may exchange one class of shares of a Fund for shares of the same class of any other Hartford mutual fund if such share class is available. Under certain limited circumstances, you may also be able to exchange Class R6 shares for SDR shares of other Hartford mutual funds. With respect to exchanges of Class A shares and Class C shares, any CDSC will continue to be calculated from the date of your initial investment but will not be charged at the time of the exchange. The CDSC schedule of the original shares purchased will continue to apply after such exchange.
Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator or financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you wish to exchange.
If you are a Class A or Class C shareholder, you may also request an exchange by doing the following:
•
If you hold your shares directly with the transfer agent (i.e. not plan level or an omnibus position) and have an online account with hartfordfunds.com, you may exchange your shares on the web by accessing your account online and following the instructions.
•
Write a letter of instruction indicating the Fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address listed below.
The registration for both accounts involved in the exchange must be identical and you must meet the initial investment minimum applicable to such shares of the other Fund (as disclosed in the prospectus), except as noted below with respect to Class Y shares. All exchanges are made at net asset value. If doing a partial exchange, you must retain at least $1,000 in the Fund from which you exchange. Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange.
You may be subject to tax liability or sales charges as a result of your exchange. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
Each Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.
Automatic Conversions
Class C shares automatically convert to Class A shares of the same Fund after 10 years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least 10 years. Effective April 1, 2021, the automatic conversion period for Class C shares will shorten from 10 years to 8 years. Any shares that have already aged over 8 years will convert at that time. Prior to April 1, 2021, these conversions will occur during the month in which the 10-year anniversary of the purchase occurs and after April 1, 2021, the conversions will occur during the month in which the 8-year anniversary of the purchase occurs. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A may be limited.
Class C shares held in an account directly through the Funds’ transfer agent for which no financial intermediary is specified or Hartford Funds Distributors, LLC is listed as the dealer of record will periodically be converted to Class A shares.
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion without the imposition of any front-end sales charge or CDSC. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
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Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
Conversions
Subject to the conditions set forth in this section, shares of one class of a Fund may be converted into (i.e., reclassified as) shares of a different class of the same Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the prospectus). Subject to certain limited circumstances, Class R3, Class R4, Class R5 and Class R6 (each an “R share”) of a Fund may be converted into (i.e., reclassified) a different R share class in the same Fund. Under certain circumstances, the following other classes are eligible for conversions:
•
Class A shares may be converted into Class R6 shares or Class F shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares;
•
Class A shares may be converted into Class I shares or Class Y shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs or a no-load network or platform, among other reasons consistent with the eligibility requirements of such class;
•
Class C shares may be converted into Class A shares or Class I shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the shareholder is eligible to purchase Class A shares at NAV or the conversion is made to facilitate the shareholder’s participation in certain fee based advisory programs;
•
Class I shares may be converted into Class Y shares,  Class R6 shares or Class F shares; and
•
Class Y shares may be converted into Class R6 shares or Class F shares.
In addition to the conversion scenarios described above, in certain circumstances, shares of one class of shares may be converted into shares of another share class of the same Fund for which the shareholder is eligible in the event that (a) the shareholder switches to another financial intermediary that does not offer such share class and such financial intermediary offers another share class of the same Fund for which such shareholder is eligible; or (b) the shareholder is no longer eligible to purchase such share class based on the eligibility requirements set forth in the prospectus or the applicable regulatory determination made by such shareholder’s financial intermediary (for example, the shareholder no longer participates in a fee-based, wrap, or other investment platform program of its financial intermediary or related to the requirements of a settlement agreement that the financial intermediary entered into with a regulatory body). Conversions of a share class into Class A shares under the foregoing limited circumstances will be at net asset value without the imposition of a front-end sales charge.
Not all share classes discussed above may be available for each Fund and not all of the conversions discussed above may be available through your financial intermediary. Financial intermediaries that are interested in a conversion on behalf of a shareholder should call 1-888-843-7824 to determine whether such feature is available. Please note that (1) both accounts involved in the conversion must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place. In addition, the financial intermediary must process and report the transaction as a conversion.
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
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Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds	Hartford Funds	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
P.O. Box 219060	430 W 7th Street, Suite 219060
Kansas City, MO 64121-9060	Kansas City, MO 64105-1407
FAX: 1-888-802-0039
Valuation of Shares
The net asset value per share (“NAV”) is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The net asset value for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.
Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost.
Exchange traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or
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other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
Buy and Sell Prices
When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.
Execution Of Requests
Each Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators. For more information regarding requests in “good order,” please see below.
Each Fund reserves the right to reject any purchase order in whole or in part and suspend and resume the sale of any share class of the Fund at any time for any reason.
With respect to accounts directly held through the Funds’ transfer agent, you may buy and sell shares of each Fund on the web, by telephone, by wire or by mail. With respect to accounts directly held through the Funds’ transfer agent, you may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box. At times of peak activity, it may be difficult to place requests by phone. During these times, visit hartfordfunds.com or consider sending your request in writing.
For shareholders that hold accounts with financial intermediaries, each Fund typically expects to pay sale proceeds to a redeeming shareholder’s account within 1 - 3 business days following receipt of the shareholder redemption order. For sale proceeds that are paid directly to a shareholder with respect to accounts held directly with the transfer agent, each Fund typically expects to pay sales proceeds, by electronic funds transfer, wire or by mailing a check, to redeeming shareholders within 1 business day, following receipt of the shareholder redemption order. Payment of redemption proceeds may take longer than the time each Fund typically expects and may take up to seven days as permitted by the Investment Company Act of 1940, as amended. The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.
Under normal conditions, each Fund expects to meet redemption orders by using a combination of cash and cash equivalents holdings (including cash flows into the Fund) and/or by the sale of portfolio investments, although each Fund reserves the right to use temporary borrowings from its custodian bank (in the form of overdrafts) to meet redemptions, if necessary. As the Investment Manager determines to be appropriate in response to unusual circumstances or stressed market conditions, each Fund may use a line of credit, reverse repurchase agreements, interfund lending, or in-kind redemptions to meet redemption requests. As of March 1, 2021, each Fund does not engage in interfund lending.
Additional Information Regarding Investing through a Financial Intermediary
You may purchase shares of the Funds through an approved financial intermediary. These intermediaries may charge you additional fees and may require different minimum investments or impose other limitations on buying and selling shares in addition to those applicable to shareholders who invest in the Funds directly. Please note that if you are purchasing shares through a retirement plan, you may need to call the administrator of the plan for details on
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purchases, redemptions and other account activity. Some of the services and programs described in this prospectus may not be available or may differ if you are purchasing shares through a financial intermediary. You should check with your financial intermediary for further details.
Requests In “Good Order”
All purchase and redemption requests must be received by a Fund in “good order.” This means that your request includes all accurate required information. The specific requirements for “good order” depend on the type of transaction and the method of purchase. The information generally required includes:
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Name, date of birth, residential address, and social security number.
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The Fund name, share class and account number.
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The amount of the transaction (in dollars or shares).
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Signatures of all owners exactly as registered on the account (for mail requests).
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Medallion signature guarantee or Signature Validation Program stamp (if required).
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Any supporting legal documentation that may be required.
Frequent Purchases and Redemptions of Fund Shares
The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force a Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund’s NAV for long-term shareholders.
If you intend to trade frequently or use market timing investment strategies, you should not purchase the Funds.
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, a Fund may consider an investor’s trading history in any of the Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for the prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.
It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into a Fund and a redemption of or an exchange out of the same Fund in a dollar amount that the Funds’ transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange order request for a Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Funds. The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or its registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of $1,000 or less; (5) transactions by Funds of Funds where Hartford Funds Management Company, LLC or an affiliate serves as the investment adviser; (6)
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transactions by 529 plans where Hartford Funds Management Company, LLC or an affiliate is the program manager; (7) permitted conversion of shares from one share class to another share class within the same Fund; and (8) transactions, including certain rebalancing transactions, that a Fund, in its discretion, determines are not abusive or harmful.
The Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The Funds’ procedures with respect to omnibus accounts are as follows: (1) Where the Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where the Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, the Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Funds’ transfer agent also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.
The use of fair value pricing can serve both to make the Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. The Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the Funds’ fair value procedures, please refer to “Valuation of Shares.”
The Funds reserve the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. The Funds, the Investment Manager, and/or the Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.
Certificated Shares
Shares are electronically recorded and share certificates are not issued.
Account Closings
There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.
Neither the Funds, the Investment Manager, the Distributor, Hartford Administrative Services Company nor any of their affiliates will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Sales In Advance of Purchase Payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.
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Special Redemptions
Although each Fund would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash. When the shareholder sells portfolio securities received in this fashion, transaction costs would be incurred. Prior to such sale, the shareholder would be exposed to market risk. Any such securities would be valued for the purposes of making such payment at the same value as used in determining a Fund’s net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.
Abandoned Property
It is the responsibility of the shareholder to keep the shareholder’s account(s) active and to provide Hartford Funds with a current and correct address for the shareholder’s account(s). An out-of-date or incorrect address may cause a shareholder’s account statements and other mailings to be returned to Hartford Funds. If your account has no activity in it within a certain period of time, Hartford Funds may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes. For IRAs escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well. Hartford Funds will not be liable to a shareholder or a shareholder’s financial intermediary for good faith compliance with state unclaimed or abandoned property (escheatment) laws or related federal tax withholding requirements.
To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with a Fund, you should contact your financial intermediary, retirement plan or other third party intermediary regarding applicable state escheatment laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. Hartford Funds strongly encourages you to keep your account active and up-to-date. Depending on laws in your jurisdiction, you may assist us in safeguarding your investments for accounts directly held with Hartford Funds by at least once a year: (i) logging in to your account at hartfordfunds.com and viewing your account information; (ii) calling Hartford Funds at 1-888-843-7824 for an account balance or speaking with a customer service representative at the same phone number after you go through a security verification process; and (iii) taking action on letters received in the mail from Hartford Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and promptly following the directions in such letters. Residents of certain states may designate a representative to receive escheatment or abandoned property notices regarding Fund shares. For more information, please contact your financial intermediary. Please be advised that simply visiting the above Hartford Funds website or making contact by phone may not establish sufficient contact for purposes of escheatment laws in certain states. Check with your state of residence for specifics.
Payment Requirements
All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.
If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that a Fund or the Distributor has incurred.
Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Funds on behalf of customers with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.
Account Statements and Duplicate Copies of Materials to Households
You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent, depending on how your shares are held with a Fund. If you receive account statements from the transfer agent, you may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.
To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the summary prospectus, shareholder reports (to the extent received by mail), proxy statements, and information statements. You may view current prospectuses/summary prospectuses and shareholder reports on our website. If you hold your account directly with the Funds’ transfer agent and you want to receive multiple copies of these materials, you may call us at 1-888-843-7824 or notify us in writing. Individual copies of such materials will be sent to you commencing within 30 days after we receive your request to stop householding for accounts directly held with the
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Funds’ transfer agent. If your account is not held directly with the Funds’ transfer agent, please contact your financial intermediary for information on your financial intermediary’s policy with respect to householding and/or how to change your householding status.
Additional Investor Services - Class A and Class C Shares
Contact your financial intermediary to determine if you are eligible for any additional investor services. The following outlines the additional investor services for accounts that are directly held with the Fund’s transfer agent:
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Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to a Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.” If you are using AIP to open an account, you must invest a minimum initial investment of $250 into a Fund and invest a minimum of $50 per month into the Fund.
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Systematic Withdrawal Plan (SWP) may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more. Also, make sure you are not planning to invest more money in this account (buying shares of a Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges). Specify the payee(s), who may be yourself or any other party. There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner. Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial intermediary or the transfer agent.
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Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from a Fund to the same class of shares of another Hartford mutual fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.” Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.
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Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by a Fund into the same class of another Hartford mutual fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.
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Systematic Exchange lets you automatically transfer money from a share class of a Fund to the same share of another Hartford mutual fund.
Hartford Funds may stop your AIP, SWP, DCA Program or Systematic Exchange if we are unable to obtain an accurate address for your account.
Uncashed Checks Issued on Your Account
Each Fund reserves the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) that you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
RETIREMENT PLANS AND CERTAIN OTHER ACCOUNTS
The Funds are available through a range of retirement plans, including traditional, Roth, SIMPLE and SEPs IRAs and 401(k) plans. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.
If you open a retirement account (including traditional, Roth, SIMPLE, or SEPs IRAs, and 403(b) Accounts) or Coverdell Education Savings Account (“Coverdell Account”) through Hartford Funds, UMB Bank, n.a. will serve as the custodian of that account. Retirement accounts and Coverdell Accounts are charged an annual maintenance fee (up to $25) that is paid to UMB Bank, n.a., HASCO and/or certain other Fund service providers. These fees are in addition to the fees and expenses that you pay for investing in the Funds (set forth in each Fund’s fees and expenses table). Please refer to the Custodial Agreement & Disclosure Statement for your retirement account or Coverdell Account for information on applicable annual maintenance fees.
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Distribution Arrangements
Hartford Funds Distributors, LLC, a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement approved by the Board of Directors. Shares of the Funds are continuously offered and sold by selected broker-dealers pursuant to selling agreements with the Distributor, and such broker-dealers may in turn designate and authorize other financial intermediaries to offer and sell Fund shares. Except as discussed below, the Distributor (and not the Funds) bears the expenses of providing services pursuant to the Underwriting Agreement, including the payment of expenses relating to the distribution of prospectuses for sales purposes, as well as any other advertising or sales literature. The Distributor is not obligated to sell any specific amount of Fund shares.
Distribution Plans – Class A, Class C, Class R3 and Class R4 Shares
The Board of Directors has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class C, Class R3 and Class R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to the Distributor, some or all of which may be paid to select broker-dealers and certain other financial intermediaries. Total compensation under a Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the respective Fund’s shares. Under a Plan, each Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, a Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement.
Class A Plan – Pursuant to the Class A Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
Class C Plan – Pursuant to the Class C Plan, a Fund may pay the Distributor a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that the Distributor will receive all contingent deferred sales charges attributable to Class C shares.
Class R3 Plan – Pursuant to the Class R3 Plan, a Fund may pay the Distributor a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.
Class R4 Plan – Pursuant to the Class R4 Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.
Payments to Financial Intermediaries and Other Entities
The Investment Manager, Distributor and/or their affiliates and the Hartford mutual funds make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of the Hartford mutual funds, and/or Financial Intermediaries and other intermediaries that provide services (“Servicing Intermediaries”) to the Hartford mutual funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford mutual funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford mutual fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford mutual funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford mutual funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.
Payments Made From Fund Assets.
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Commissions and Rule 12b-1 Payments. The Distributor and/or its affiliates pay sales commissions and Rule 12b-1 fees to Financial Intermediaries out of assets that the Distributor and/or its affiliates receive from the Hartford mutual funds. The Funds’ SAI includes information regarding these commission and Rule 12b-1 payments by share class.
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Administrative Fees to Servicing Intermediaries. The Distributor and/or its affiliates make payments to Servicing Intermediaries that provide sub-accounting, administrative and/or shareholder processing services to the Hartford mutual funds (“Administrative Fees”). Such payments may be made out of 12b-1 and/or transfer agent fees that the Distributor and/or its affiliates receive from the Hartford mutual funds. Depending upon the particular share class and/or contractual arrangement with a Servicing Intermediary, these payments may be calculated based on average net assets of the Hartford mutual funds that are serviced by the Servicing Intermediary, or on a per account basis. The Fund’s SAI includes information regarding Fund expenses and distribution arrangements.
Payments Made by the Investment Manager and/or its Affiliates. As explained in more detail below under the sections entitled “Additional Payments to Financial Intermediaries” and “Servicing Payments to Servicing Intermediaries,” the Investment Manager and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Funds to (1) Financial Intermediaries to encourage the sale of Hartford mutual funds’ shares (“Additional Payments”) and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).
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Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by the Investment Manager and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford mutual fund shares sold through that Financial Intermediary; and (iii) the mix of equity and fixed income funds sold through or attributed to that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.16% of the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2020, the Investment Manager and its affiliates incurred approximately $54.9 million in total Additional Payments to Financial Intermediaries.
Additional Payments to Financial Intermediaries, including those listed in the Funds’ SAI, may be used for various purposes and take various forms, including but not limited to:
(1)
Payments for putting the Hartford mutual funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;
(2)
Payments for including the Hartford mutual funds within a group that receives special marketing focus or placing the Hartford Funds on a “preferred list”;
(3)
“Due diligence” payments for a Financial Intermediary’s examination of Hartford mutual funds and payments for providing extra employee training and information relating to Hartford Funds;
(4)
“Marketing support fees” for providing assistance in promoting the sale of Hartford mutual fund shares;
(5)
Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
(6)
Provision by a Financial Intermediary of sales-related data to the Investment Manager and/or its affiliates;
(7)
Provision of educational programs, including information and related support materials;
(8)
Provision of computer hardware and software; and
(9)
Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).
With respect to Class R6 and F shares, neither the Distributor nor any of its affiliates pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary. With respect to Class Y shares, neither the Distributor nor any affiliates of the Distributor will enter into any new arrangement after May 11, 2018 to make any asset-based or sales-based payment to any financial intermediary that is not directly related to account servicing, record keeping, 12b-1 fees, sub-transfer agency, administration or similar services. Although with respect to certain classes the Distributor and its affiliates do not pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary, in certain instances, the Distributor and/or its affiliates may make payments to Financial Intermediaries that are not based on assets or sales of any particular Fund or share class (e.g. flat fee payments for platform participation, conference sponsorship, data packages, etc.), or that are in connection with the maintenance of each Fund share class within the Financial Intermediary’s platform.
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As of January 1, 2021, the Investment Manager and/or its affiliates pay or have entered into ongoing contractual arrangements to pay Additional Payments to the Financial Intermediaries listed below: Advisor Group, Inc., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial, and Woodbury Financial Services); Ameriprise Financial Services, Inc.; BancWest Investment Services; Cadaret Grant & Co., Inc.; Cambridge Investment Research Inc.; CCO Investment Services Corp.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; CUSO Financial Services, L.P.; Edward D. Jones & Co.; Fidelity; Frost Brokerage Services, Inc.; GWFS Equities, Inc.; H.D. Vest Investment Services.; Hilliard Lyons; Huntington Investment Co.; Janney Montgomery Scott; JPMorgan Securities LLC; Lincoln Financial Advisors Group; LPL Financial Corp.; M&T Securities Inc.; Massachusetts Mutual Life Insurance Company; Merrill Lynch,; Mid Atlantic Capital Corporation; Morgan Stanley Smith Barney; National Financial Services; Newbridge Securities; NEXT Financial Group, Inc.; Northwestern Mutual Investment Services, LLC; Pershing LLC; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Robert W. Baird; Schroder Fund Advisors LLC; Stifel, Nicolaus & Company, Inc.; Summit Brokerage Services; UBS Financial Services Inc.; U.S. Bancorp Investments Inc.; Voya Financial; and Wells Fargo. The Investment Manager and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2020 of at least $500 in value for items such as sponsorship of meetings, education seminars and travel and entertainment, but may not have an ongoing contractual relationship with the Investment Manager or one of its affiliates, are listed in the SAI.
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Servicing Payments to Servicing Intermediaries. The Investment Manager, HASCO and/or their affiliates pay Servicing Payments to Servicing Intermediaries. The amount of the Servicing Payments is generally based on average net assets of the Hartford mutual funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford mutual funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2020, the Investment Manager, HASCO and/or their affiliates incurred approximately $3.9 million in total Servicing Payments and these Servicing Payments did not exceed $1.3 million for any one Servicing Intermediary.
As of January 1, 2021, the Investment Manager, HASCO and/or their affiliates pay or have entered into ongoing contractual arrangements to pay Servicing Payments to the following entities: ADP Broker Dealer, Inc.; Alight Solutions LLC; American United Life Insurance Company; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Co.; BenefitStreet, Inc.; Charles Schwab; Digital Retirement Solutions; Edward D. Jones & Co; Fidelity; Goldman Sachs & Co.; Great-West Financial Retirement Plan Services, LLC; GWFS Equities, Inc.; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; LPL Financial Corp.; Massachusetts Mutual Life Insurance Company; Merrill Lynch; Mid Atlantic Capital Corporation; Minnesota Life Insurance Company; Morgan Stanley Smith Barney; MSCS Financial Services, LLC; National Financial Services; Nationwide Financial Services, Inc.; Newport Group; NYLife Distributors, LLC.; Plan Administrators, Inc.; Pershing LLC; PNC Bank, N.A.; Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Reliance Trust Company; Standard Insurance Company; Standard Retirement Services, Inc.; Stifel Nicolaus & Company, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade Trust Company; The Retirement Plan Company, LLC; The Vanguard Group; Transamerica Retirement Solutions; Voya Financial; Wells Fargo; Wilmington Trust; and Xerox HR Solutions. The Investment Manager, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.
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Fund Distributions and Tax Matters
Dividends and Distributions
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income of each Fund are normally declared and paid as follows:
Fund	Declaration frequency of net investment income	Payment frequency of net investment income
Emerging Markets Local Debt Fund	Monthly	Monthly
Floating Rate Fund	Daily	Monthly
Floating Rate High Income Fund	Daily	Monthly
High Yield Fund	Daily	Monthly
Inflation Plus Fund	Daily	Monthly
Municipal Income Fund	Daily	Monthly
Municipal Opportunities Fund	Daily	Monthly
Municipal Short Duration Fund	Daily	Monthly
Short Duration Fund	Daily	Monthly
Strategic Income Fund	Monthly	Monthly
Total Return Bond Fund	Daily	Monthly
World Bond Fund	Quarterly	Quarterly
Notwithstanding the foregoing, each Company’s Board of Directors has delegated authority to the Funds’ Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.
As noted above, the World Bond Fund has a policy to make distributions quarterly (the “Distribution Policy”). Section 19(b) of the Investment Company Act of 1940 and Rule 19b-1 thereunder limit the number of distributions of long-term capital gains, as determined for federal tax purposes, that a fund may make in any one year. Depending on the circumstances, in order to comply with Rule 19b-1 and the Internal Revenue Code, the Fund may be required to pay tax on undistributed long-term capital gains.
In certain circumstances, compliance with Rule 19b-1 could have a material adverse effect on the Fund’s investment program. Rule 19b-1 permits a fund to request relief from the Securities and Exchange Commission (the “SEC”) to spread its long-term capital gain over up to all of its distributions in the event of unforeseen circumstances. Due to a combination in 2015 of currency losses on debt securities that were treated as ordinary losses for tax purposes, and gains on certain derivatives on currencies that were treated as capital gains for tax purposes, the World Bond Fund requested and received such SEC relief with respect to 2015 to avoid adverse consequences for the Fund under Section 19(b) and Rule 19b-1. However, the World Bond Fund believes it is unlikely that it will be able to obtain such relief in similar circumstances in the future. Accordingly, the World Bond Fund will monitor its distributions and estimated sources of book and tax income carefully and could be required to modify its Distribution Policy from time to time to comply with Section 19(b) and Rule 19b-1.
With respect to the Floating Rate Fund, the Floating Rate High Income Fund, the High Yield Fund, the Inflation Plus Fund, the Municipal Income Fund, the Municipal Opportunities Fund, the Municipal Short Duration Fund, the Short Duration Fund, and the Total Return Bond Fund, you generally begin earning dividends on Fund shares the day after the Fund receives your purchase payment. If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date or as agreed upon and as allowed by applicable law.
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.
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If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.
Taxes on DISTRIBUTIONS
Each of Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as exempt-interest dividends. These dividends are not subject to regular federal income tax. However, each Fund may invest a portion of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders’ Alternative Minimum Tax. Each Fund expects that its distributions will consist primarily of exempt-interest dividends. Each Fund’s exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.
Tax exempt income received by a tax-deferred retirement account will generally be taxable when distributed from the tax-deferred retirement account. As a result, any retirement plan investor should consider whether a Fund is an appropriate investment. Tax-exempt income is included when determining whether Social Security and railroad retirement benefits are taxable.
Taxability of Dividends
Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.
If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.
A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of such Fund’s securities lending activities, investment in derivatives or high portfolio turnover rate.
An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.
Some dividends paid in January may be taxable as if they had been paid the previous December.
Dividends and capital gains distributed by each Fund to tax-deferred retirement plan accounts are not taxable currently.
Taxability of Transactions
Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. Any loss realized upon the sale or exchange of Fund shares that you held for less than six months    may be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from a Fund.
139

As described above, a shareholder may be able to convert one class of shares for another class of shares of the same Fund. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct conversion transaction. If the conversion results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion.
Conversions of one class of shares for another class of shares of the same Fund within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.
Additional Information
A Fund may be required to withhold U.S. federal income tax (currently, at the rate of 24%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require each Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Each Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, each Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at hartfordfunds.com. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible to file an election with the IRS that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to this election (if made), a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.
Each Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.
Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Distributions from each Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.
This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
140

Performance Notes
Prior to January 1, 2013, each Fund, except Municipal Income Fund and Municipal Short Duration Fund, was managed by Hartford Investment Financial Services, LLC, an affiliate of the Investment Manager.
Performance information for the Floating Rate Fund and the Floating Rate High Income Fund includes performance of the Funds’ previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of April 23, 2012, Wellington Management became a sub-adviser to the Funds. At the end of approximately 4 weeks ending on May 18, 2012, HIMCO ceased serving as a sub-adviser to the Funds.
Performance information for the High Yield Fund, the Inflation Plus Fund, and the Total Return Bond Fund includes performance of the Funds’ previous sub-adviser, HIMCO. As of March 5, 2012, HIMCO no longer serves as the sub-adviser to the Funds.
Performance information for the Municipal Opportunities Fund and Short Duration Fund includes performance of the Funds’ previous sub-adviser, HIMCO, using a modified investment strategy. As of March 5, 2012, HIMCO no longer serves as the sub-adviser to the Funds.
Performance information for the Strategic Income Fund includes performance of the Fund’s previous sub-adviser, HIMCO, using a modified investment strategy. As of April 2, 2012, HIMCO no longer serves as the sub-adviser to the Fund.
Indices:
The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Effective August 24, 2021, “Barclays” will be removed from the index’s name.
The Bloomberg Barclays U.S. Corporate High Yield Bond Index is a market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC. Effective August 24, 2021, “Barclays” will be removed from the index’s name.
The Bloomberg Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. Effective August 24, 2021, “Barclays” will be removed from the index’s name.
The Bloomberg Barclays U.S. TIPS 1-10 Year Index represents U.S. Treasury inflation-protected securities having a maturity of at least 1 year and less than 10 years. Effective August 24, 2021, “Barclays” will be removed from the index’s name.
The Bloomberg Barclays Municipal Bond Index is designed to cover the USD-denominated long-term tax exempt bond market. Effective August 24, 2021, “Barclays” will be removed from the index’s name.
The Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of 1 year to 17 years engineered for the tax-exempt bond market. Effective August 24, 2021, “Barclays” will be removed from the index’s name.
The Bloomberg Barclays Municipal Bond Short 1-5 Year Index measures the performance of municipal bonds with time to maturity of more than one year and less than five years. Effective August 24, 2021, “Barclays” will be removed from the index’s name.
The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index. Effective August 24, 2021, “Barclays” will be removed from the index’s name.
FTSE World Government Bond Index is designed to measure the performance of fixed-rate, local currency, investment grade sovereign bonds.
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The JP Morgan GBI Emerging Markets Global Diversified Index is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic-currency government bonds to which international investors can gain exposure.
The S&P/LSTA Leveraged Loan Index is a market-value-weighted index that is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
ADDITIONAL INFORMATION REGARDING BLOOMBERG BARCLAYS INDICES Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
142

Financial Highlights
The financial highlights table for each Fund is intended to help you understand each Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table for each Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2020 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements and financial highlights, is included in the annual report to shareholders, which is available upon request. The information for the fiscal years prior to October 31, 2020 were audited by another independent registered public accounting firm. Footnotes are located on the last page of these financial highlights.
Class	Selected Per-Share Data(1)								Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Emerging Markets Local Debt Fund
For the Year Ended October 31, 2020
A	$ 5.86	$ 0.22	$ (0.46)	$ (0.24)	$ —	$ —	$ (0.23)	$ (0.23)	$ 5.39	(4.02)%	$ 4,441	1.42%	1.18%	4.08%	99%
C	5.86	0.19	(0.46)	(0.27)	—	—	(0.19)	(0.19)	5.40	(4.66)	1,795	2.18	1.93	3.35	99
I	5.84	0.25	(0.47)	(0.22)	—	—	(0.25)	(0.25)	5.37	(3.73)	10,596	1.07	0.93	4.43	99
R3	5.84	0.23	(0.46)	(0.23)	—	—	(0.24)	(0.24)	5.37	(3.97)	11	1.70	1.06	4.20	99
R4	5.83	0.22	(0.45)	(0.23)	—	—	(0.23)	(0.23)	5.37	(3.87)	43	1.40	1.18	4.07	99
R5	5.60	0.22	(0.42)	(0.20)	—	—	(0.25)	(0.25)	5.15	(3.52)	45	1.10	0.88	4.31	99
Y	5.80	0.24	(0.46)	(0.22)	—	—	(0.25)	(0.25)	5.33	(3.72)	43,062	1.09	0.88	4.43	99
F	5.84	0.25	(0.47)	(0.22)	—	—	(0.25)	(0.25)	5.37	(3.65)	3,201	0.98	0.83	4.46	99
For the Year Ended October 31, 2019
A	$ 5.50	$ 0.29	$ 0.48	$ 0.77	$ (0.27)	$ —	$ (0.14)	$ (0.41)	$ 5.86	14.52%	$ 5,691	1.45%	1.25%	5.10%	110%
C	5.50	0.25	0.47	0.72	(0.23)	—	(0.13)	(0.36)	5.86	13.57	2,495	2.19	2.00	4.35	110
I	5.48	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.84	14.92	41,300	1.11	0.98	5.36	110
R3	5.47	0.29	0.49	0.78	(0.27)	—	(0.14)	(0.41)	5.84	14.82	12	1.74	1.17	5.16	110
R4	5.47	0.29	0.48	0.77	(0.27)	—	(0.14)	(0.41)	5.83	14.58	49	1.44	1.25	5.09	110
R5	5.27	0.29	0.47	0.76	(0.28)	—	(0.15)	(0.43)	5.60	14.96	11	1.14	0.95	5.36	110
Y	5.44	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.80	15.12	87,413	1.10	0.90	5.44	110
F	5.48	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.84	15.00	4,150	1.02	0.90	5.44	110
For the Year Ended October 31, 2018
A	$ 7.62	$ 0.30	$ (0.75)	$ (0.45)	$ (1.67)	$ —	$ —	$ (1.67)	$ 5.50	(8.25)%	$ 6,774	1.41%	1.25%	4.78%	130%
C	7.62	0.25	(0.75)	(0.50)	(1.62)	—	—	(1.62)	5.50	(8.86)	2,951	2.19	2.00	4.04	130
I	7.61	0.32	(0.76)	(0.44)	(1.69)	—	—	(1.69)	5.48	(8.00)	62,924	1.07	0.96	5.08	130
R3	7.60	0.29	(0.76)	(0.47)	(1.66)	—	—	(1.66)	5.47	(8.44)	11	1.73	1.39	4.65	130
R4	7.60	0.30	(0.76)	(0.46)	(1.67)	—	—	(1.67)	5.47	(8.29)	60	1.43	1.25	4.79	130
R5	7.38	0.31	(0.73)	(0.42)	(1.69)	—	—	(1.69)	5.27	(7.98)	10	1.13	0.95	5.11	130
Y	7.57	0.32	(0.75)	(0.43)	(1.70)	—	—	(1.70)	5.44	(7.99)	86,121	1.06	0.90	5.13	130
F	7.61	0.32	(0.76)	(0.44)	(1.69)	—	—	(1.69)	5.48	(7.93)	4,599	1.01	0.90	5.15	130
For the Year Ended October 31, 2017
A	$ 7.48	$ 0.37	$ 0.11	$ 0.48	$ (0.34)	$ —	$ —	$ (0.34)	$ 7.62	6.80%	$ 8,324	1.44%	1.25%	4.87%	151%
C	7.47	0.31	0.13	0.44	(0.29)	—	—	(0.29)	7.62	5.98	2,777	2.20	2.00	4.13	151
I	7.46	0.39	0.13	0.52	(0.37)	—	—	(0.37)	7.61	7.11	46,768	1.18	1.00	5.10	151
R3	7.43	0.35	0.13	0.48	(0.31)	—	—	(0.31)	7.60	6.61	12	1.96	1.50	4.67	151
R4	7.45	0.37	0.12	0.49	(0.34)	—	—	(0.34)	7.60	6.73	46	1.50	1.25	4.86	151
R5	7.24	0.38	0.11	0.49	(0.35)	—	—	(0.35)	7.38	7.00	11	1.21	0.95	5.22	151
Y	7.43	0.39	0.12	0.51	(0.37)	—	—	(0.37)	7.57	7.11	94,802	1.07	0.90	5.24	151
F(7)	7.29	0.26	0.31	0.57	(0.25)	—	—	(0.25)	7.61	(5)7.87	2,210	(6)1.04	(6)0.90	(6)4.99	151
143

Class	Selected Per-Share Data(1)								Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$ 7.09	$ 0.35	$ 0.38	$ 0.73	$ —	$ —	$ (0.34)	$ (0.34)	$ 7.48	10.62%	$ 5,804	1.64%	(8)1.26%	4.91%	187%
C	7.08	0.30	0.37	0.67	—	—	(0.28)	(0.28)	7.47	9.78	1,895	2.43	(8)2.01	4.14	187
I	7.07	0.37	0.38	0.75	—	—	(0.36)	(0.36)	7.46	10.93	9,871	1.41	(8)1.01	5.08	187
R3	7.08	0.32	0.35	0.67	—	—	(0.32)	(0.32)	7.43	9.80	20	1.92	(8)1.56	4.44	187
R4	7.08	0.34	0.38	0.72	—	—	(0.35)	(0.35)	7.45	10.51	31	1.61	(8)1.26	4.76	187
R5	7.08	0.36	0.34	0.70	—	—	(0.54)	(0.54)	7.24	10.44	12	1.30	(8)0.96	5.04	187
Y	7.05	0.37	0.38	0.75	—	—	(0.37)	(0.37)	7.43	10.96	87,545	1.20	(8)0.91	5.26	187
The Hartford Floating Rate Fund
For the Year Ended October 31, 2020
A	$ 8.37	$ 0.29	$ (0.33)	$ (0.04)	$ (0.29)	$ —	$ —	$ (0.29)	$ 8.04	(0.40)%	$ 659,749	1.01%	1.00%	3.62%	86%
C	8.45	0.24	(0.34)	(0.10)	(0.23)	—	—	(0.23)	8.12	(1.10)	231,747	1.74	1.74	2.91	86
I	8.36	0.32	(0.34)	(0.02)	(0.31)	—	—	(0.31)	8.03	(0.14)	749,601	0.73	0.73	3.93	86
R3	8.42	0.27	(0.32)	(0.05)	(0.27)	—	—	(0.27)	8.10	(0.51)	4,684	1.37	1.25	3.38	86
R4	8.36	0.29	(0.32)	(0.03)	(0.29)	—	—	(0.29)	8.04	(0.29)	2,274	1.07	1.00	3.63	86
R5	8.35	0.31	(0.32)	(0.01)	(0.31)	—	—	(0.31)	8.03	(0.07)	987	0.77	0.77	3.84	86
Y	8.33	0.32	(0.33)	(0.01)	(0.31)	—	—	(0.31)	8.01	(27)(0.00)	42,538	0.71	0.71	3.93	86
F	8.36	0.33	(0.35)	(0.02)	(0.32)	—	—	(0.32)	8.02	(0.20)	92,849	0.65	0.65	4.09	86
For the Year Ended October 31, 2019
A	$ 8.68	$ 0.39	$ (0.23)	$ 0.16	$ (0.45)	$ —	$ (0.02)	$ (0.47)	$ 8.37	1.98%	$ 762,132	1.00%	1.00%	4.61%	46%
C	8.67	0.33	(0.23)	0.10	(0.31)	—	(0.01)	(0.32)	8.45	1.22	458,641	1.73	1.73	3.89	46
I	8.69	0.41	(0.23)	0.18	(0.49)	—	(0.02)	(0.51)	8.36	2.29	1,316,224	0.71	0.71	4.90	46
R3	8.70	0.37	(0.23)	0.14	(0.41)	—	(0.01)	(0.42)	8.42	1.72	6,708	1.33	1.25	4.35	46
R4	8.67	0.39	(0.22)	0.17	(0.46)	—	(0.02)	(0.48)	8.36	2.04	2,807	1.05	1.00	4.66	46
R5	8.68	0.41	(0.23)	0.18	(0.49)	—	(0.02)	(0.51)	8.35	2.18	1,193	0.77	0.77	4.84	46
Y	8.67	0.42	(0.24)	0.18	(0.50)	—	(0.02)	(0.52)	8.33	2.25	63,586	0.71	0.71	4.93	46
F	8.70	0.41	(0.22)	0.19	(0.51)	—	(0.02)	(0.53)	8.36	2.32	398,085	0.64	0.64	4.83	46
For the Year Ended October 31, 2018
A	$ 8.74	$ 0.37	$ (0.08)	$ 0.29	$ (0.35)	$ —	$ —	$ (0.35)	$ 8.68	3.41%	$ 909,677	0.99%	0.99%	4.21%	55%
C	8.73	0.30	(0.07)	0.23	(0.29)	—	—	(0.29)	8.67	2.65	744,791	1.73	1.73	3.48	55
I	8.75	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.69	3.70	1,903,730	0.72	0.72	4.50	55
R3	8.76	0.35	(0.08)	0.27	(0.33)	—	—	(0.33)	8.70	3.15	8,479	1.37	1.25	3.95	55
R4	8.73	0.37	(0.08)	0.29	(0.35)	—	—	(0.35)	8.67	3.40	5,804	1.07	1.00	4.21	55
R5	8.74	0.39	(0.08)	0.31	(0.37)	—	—	(0.37)	8.68	3.67	1,897	0.77	0.74	4.45	55
Y	8.73	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.67	3.71	470,887	0.71	0.70	4.53	55
F	8.76	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.70	3.88	67,464	0.65	0.65	4.52	55
For the Year Ended October 31, 2017
A	$ 8.58	$ 0.32	$ 0.16	$ 0.48	$ (0.31)	$ —	$ (0.01)	$ (0.32)	$ 8.74	5.66%	$ 806,759	0.98%	0.98%	3.68%	62%
C	8.57	0.26	0.15	0.41	(0.24)	—	(0.01)	(0.25)	8.73	4.89	1,046,990	1.72	1.72	2.95	62
I	8.59	0.34	0.16	0.50	(0.33)	—	(0.01)	(0.34)	8.75	5.95	1,817,213	0.71	0.71	3.94	62
R3	8.61	0.30	0.15	0.45	(0.29)	—	(0.01)	(0.30)	8.76	5.25	9,993	1.37	1.25	3.41	62
R4	8.58	0.32	0.15	0.47	(0.31)	—	(0.01)	(0.32)	8.73	5.52	6,359	1.06	1.00	3.65	62
R5	8.58	0.34	0.16	0.50	(0.33)	—	(0.01)	(0.34)	8.74	5.96	2,200	0.80	0.70	3.96	62
Y	8.57	0.35	0.16	0.51	(0.34)	—	(0.01)	(0.35)	8.73	5.99	374,594	0.67	0.67	3.98	62
F(7)	8.74	0.23	0.02	0.25	(0.22)	—	(0.01)	(0.23)	8.76	(5)2.78	48,407	(6)0.65	(6)0.65	(6)3.95	62
144

Class	Selected Per-Share Data(1)								Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$ 8.41	$ 0.36	$ 0.16	$ 0.52	$ (0.35)	$ —	$ —	$ (0.35)	$ 8.58	6.38%	$ 875,037	1.02%	(9)1.01%	4.40%	40%
B	8.40	0.30	0.15	0.45	(0.28)	—	—	(0.28)	8.57	5.59	3,696	1.90	(9)1.76	3.66	40
C	8.40	0.30	0.16	0.46	(0.29)	—	—	(0.29)	8.57	5.62	1,213,760	1.74	(9)1.74	3.67	40
I	8.42	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.59	6.67	1,466,928	0.74	(9)0.74	4.66	40
R3	8.43	0.34	0.17	0.51	(0.33)	—	—	(0.33)	8.61	6.24	10,618	1.38	(9)1.26	4.15	40
R4	8.40	0.36	0.17	0.53	(0.35)	—	—	(0.35)	8.58	6.51	8,781	1.07	(9)1.01	4.39	40
R5	8.41	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.58	6.70	1,941	0.80	(9)0.71	4.69	40
Y	8.40	0.39	0.16	0.55	(0.38)	—	—	(0.38)	8.57	6.76	318,753	0.66	(9)0.66	4.73	40
The Hartford Floating Rate High Income Fund
For the Year Ended October 31, 2020
A	$ 9.64	$ 0.37	$ (0.42)	$ (0.05)	$ (0.36)	$ —	$ —	$ (0.36)	$ 9.23	(0.46)%	$ 64,414	1.15%	1.05%	3.95%	120%
C	9.72	0.30	(0.42)	(0.12)	(0.29)	—	—	(0.29)	9.31	(1.17)	38,246	1.89	1.80	3.21	120
I	9.62	0.39	(0.45)	(0.06)	(0.38)	—	—	(0.38)	9.18	(0.54)	194,107	0.87	0.80	4.18	120
R3	9.66	0.34	(0.42)	(0.08)	(0.33)	—	—	(0.33)	9.25	(0.75)	128	1.50	1.35	3.68	120
R4	9.61	0.36	(0.40)	(0.04)	(0.36)	—	—	(0.36)	9.21	(0.36)	347	1.20	1.05	3.93	120
R5	9.58	0.39	(0.41)	(0.02)	(0.38)	—	—	(0.38)	9.18	(0.08)	10,605	0.90	0.75	4.23	120
Y	9.59	0.40	(0.42)	(0.02)	(0.38)	—	—	(0.38)	9.19	(0.10)	7,422	0.89	0.78	4.25	120
F	9.61	0.40	(0.42)	(0.02)	(0.39)	—	—	(0.39)	9.20	(0.17)	13,874	0.79	0.75	4.28	120
For the Year Ended October 31, 2019
A	$ 10.01	$ 0.46	$ (0.24)	$ 0.22	$ (0.57)	$ —	$ (0.02)	$ (0.59)	$ 9.64	2.34%	$ 87,122	1.14%	1.05%	4.71%	78%
C	10.01	0.39	(0.24)	0.15	(0.42)	—	(0.02)	(0.44)	9.72	1.60	56,859	1.88	1.80	3.97	78
I	10.02	0.48	(0.24)	0.24	(0.61)	—	(0.03)	(0.64)	9.62	2.63	220,436	0.87	0.80	4.97	78
R3	10.00	0.43	(0.23)	0.20	(0.52)	—	(0.02)	(0.54)	9.66	2.13	227	1.50	1.35	4.41	78
R4	9.99	0.46	(0.24)	0.22	(0.58)	—	(0.02)	(0.60)	9.61	2.33	346	1.20	1.05	4.76	78
R5	9.98	0.49	(0.24)	0.25	(0.62)	—	(0.03)	(0.65)	9.58	2.72	11,015	0.88	0.75	5.01	78
Y	9.99	0.48	(0.23)	0.25	(0.62)	—	(0.03)	(0.65)	9.59	2.71	14,773	0.86	0.77	4.98	78
F	10.01	0.49	(0.24)	0.25	(0.62)	—	(0.03)	(0.65)	9.61	2.73	21,903	0.78	0.75	5.04	78
For the Year Ended October 31, 2018
A	$ 10.06	$ 0.43	$ (0.07)	$ 0.36	$ (0.41)	$ —	$ —	$ (0.41)	$ 10.01	3.62%	$ 119,920	1.14%	1.05%	4.29%	84%
C	10.06	0.36	(0.08)	0.28	(0.33)	—	—	(0.33)	10.01	2.85	78,122	1.88	1.80	3.54	84
I	10.07	0.46	(0.08)	0.38	(0.43)	—	—	(0.43)	10.02	3.88	313,336	0.86	0.80	4.56	84
R3	10.05	0.40	(0.07)	0.33	(0.38)	—	—	(0.38)	10.00	3.31	267	1.50	1.35	4.00	84
R4	10.04	0.43	(0.07)	0.36	(0.41)	—	—	(0.41)	9.99	3.62	809	1.20	1.05	4.30	84
R5	10.03	0.47	(0.08)	0.39	(0.44)	—	—	(0.44)	9.98	3.93	12,192	0.89	0.75	4.65	84
Y	10.04	0.46	(0.07)	0.39	(0.44)	—	—	(0.44)	9.99	3.93	20,412	0.83	0.75	4.62	84
F	10.07	0.46	(0.08)	0.38	(0.44)	—	—	(0.44)	10.01	3.93	31,840	0.78	0.75	4.61	84
For the Year Ended October 31, 2017
A	$ 9.82	$ 0.40	$ 0.22	$ 0.62	$ (0.38)	$ —	$ —	$ (0.38)	$ 10.06	6.38%	$ 145,099	1.10%	1.05%	3.97%	77%
C	9.82	0.32	0.22	0.54	(0.30)	—	—	(0.30)	10.06	5.59	89,003	1.86	1.80	3.23	77
I	9.83	0.42	0.22	0.64	(0.40)	—	—	(0.40)	10.07	6.64	250,468	0.87	0.80	4.19	77
R3	9.81	0.37	0.22	0.59	(0.35)	—	—	(0.35)	10.05	6.07	339	1.53	1.35	3.69	77
R4	9.80	0.39	0.23	0.62	(0.38)	—	—	(0.38)	10.04	6.38	709	1.18	1.05	3.94	77
R5	9.80	0.42	0.22	0.64	(0.41)	—	—	(0.41)	10.03	6.59	1,851	0.87	0.75	4.17	77
Y	9.80	0.43	0.22	0.65	(0.41)	—	—	(0.41)	10.04	6.71	7,121	0.80	0.75	4.28	77
F(7)	10.03	0.29	0.01	0.30	(0.26)	—	—	(0.26)	10.07	(5)2.98	17,138	(6)0.77	(6)0.75	(6)4.27	77
145

Class	Selected Per-Share Data(1)								Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$ 9.59	$ 0.51	$ 0.20	$ 0.71	$ (0.45)	$ —	$ (0.03)	$ (0.48)	$ 9.82	7.81%	$ 123,600	1.15%	(10)1.07%	5.43%	75%
C	9.60	0.44	0.19	0.63	(0.39)	—	(0.02)	(0.41)	9.82	6.90	83,318	1.91	(10)1.82	4.70	75
I	9.60	0.53	0.21	0.74	(0.48)	—	(0.03)	(0.51)	9.83	8.07	151,912	0.91	(10)0.82	5.65	75
R3	9.58	0.49	0.20	0.69	(0.43)	—	(0.03)	(0.46)	9.81	7.50	319	1.55	(10)1.37	5.18	75
R4	9.58	0.51	0.20	0.71	(0.46)	—	(0.03)	(0.49)	9.80	7.77	507	1.23	(10)1.07	5.40	75
R5	9.57	0.53	0.31	0.84	(0.58)	—	(0.03)	(0.61)	9.80	9.27	592	0.92	(10)0.77	5.55	75
Y	9.57	0.54	0.20	0.74	(0.48)	—	(0.03)	(0.51)	9.80	8.14	4,932	0.81	(10)0.77	5.75	75
The Hartford High Yield Fund
For the Year Ended October 31, 2020
A	$ 7.36	$ 0.33	$ (0.10)	$ 0.23	$ (0.32)	$ —	$ —	$ (0.32)	$ 7.27	3.31%	$ 239,310	1.15%	1.03%	4.54%	59%
C	7.33	0.27	(0.08)	0.19	(0.27)	—	—	(0.27)	7.25	2.68	26,125	1.86	1.78	3.81	59
I	7.38	0.35	(0.09)	0.26	(0.34)	—	—	(0.34)	7.30	3.74	20,666	0.82	0.77	4.80	59
R3	7.36	0.30	(0.08)	0.22	(0.30)	—	—	(0.30)	7.28	3.14	1,866	1.44	1.34	4.25	59
R4	7.37	0.33	(0.09)	0.24	(0.32)	—	—	(0.32)	7.29	3.45	997	1.14	1.04	4.54	59
R5	7.33	0.35	(0.07)	0.28	(0.35)	—	—	(0.35)	7.26	3.95	614	0.84	0.74	4.86	59
Y	7.30	0.35	(0.12)	0.23	(0.33)	—	—	(0.33)	7.20	3.35	849	0.83	0.77	4.84	59
F	7.37	0.35	(0.08)	0.27	(0.36)	—	—	(0.36)	7.28	3.78	71,863	0.72	0.67	4.90	59
For the Year Ended October 31, 2019
A	$ 7.15	$ 0.36	$ 0.22	$ 0.58	$ (0.37)	$ —	$ —	$ (0.37)	$ 7.36	8.27%	$ 229,615	1.17%	1.05%	5.00%	36%
C	7.12	0.31	0.21	0.52	(0.31)	—	—	(0.31)	7.33	7.42	32,746	1.87	1.80	4.27	36
I	7.19	0.38	0.21	0.59	(0.40)	—	—	(0.40)	7.38	8.55	20,575	0.83	0.79	5.25	36
R3	7.14	0.34	0.22	0.56	(0.34)	—	—	(0.34)	7.36	8.03	1,501	1.46	1.35	4.72	36
R4	7.16	0.36	0.22	0.58	(0.37)	—	—	(0.37)	7.37	8.26	1,009	1.16	1.05	5.02	36
R5	7.15	0.38	0.21	0.59	(0.41)	—	—	(0.41)	7.33	8.50	793	0.85	0.75	5.29	36
Y	7.13	0.37	0.21	0.58	(0.41)	—	—	(0.41)	7.30	8.42	11,647	0.83	0.78	5.09	36
F	7.18	0.39	0.22	0.61	(0.42)	—	—	(0.42)	7.37	8.74	60,588	0.74	0.70	5.35	36
For the Year Ended October 31, 2018
A	$ 7.49	$ 0.36	$ (0.34)	$ 0.02	$ (0.36)	$ —	$ —	$ (0.36)	$ 7.15	0.27%	$ 214,430	1.17%	1.05%	4.92%	29%
C	7.47	0.31	(0.36)	(0.05)	(0.30)	—	—	(0.30)	7.12	(0.63)	38,727	1.87	1.80	4.17	29
I	7.54	0.38	(0.35)	0.03	(0.38)	—	—	(0.38)	7.19	0.44	18,652	0.83	0.78	5.19	29
R3	7.49	0.34	(0.35)	(0.01)	(0.34)	—	—	(0.34)	7.14	(0.17)	1,964	1.47	1.35	4.62	29
R4	7.51	0.36	(0.35)	0.01	(0.36)	—	—	(0.36)	7.16	0.15	1,144	1.17	1.05	4.92	29
R5	7.49	0.38	(0.34)	0.04	(0.38)	—	—	(0.38)	7.15	0.57	628	0.87	0.75	5.22	29
Y	7.48	0.39	(0.35)	0.04	(0.39)	—	—	(0.39)	7.13	0.48	867	0.81	0.70	5.27	29
F	7.53	0.39	(0.35)	0.04	(0.39)	—	—	(0.39)	7.18	0.51	52,810	0.75	0.70	5.27	29
For the Year Ended October 31, 2017
A	$ 7.28	$ 0.37	$ 0.21	$ 0.58	$ (0.36)	$ —	$ (0.01)	$ (0.37)	$ 7.49	8.16%	$ 224,824	1.17%	1.05%	5.04%	49%
C	7.25	0.32	0.22	0.54	(0.31)	—	(0.01)	(0.32)	7.47	7.52	57,139	1.85	1.80	4.29	49
I	7.31	0.39	0.23	0.62	(0.38)	—	(0.01)	(0.39)	7.54	8.70	28,998	0.95	0.80	5.28	49
R3	7.27	0.35	0.22	0.57	(0.34)	—	(0.01)	(0.35)	7.49	7.99	2,586	1.48	1.35	4.74	49
R4	7.28	0.37	0.23	0.60	(0.36)	—	(0.01)	(0.37)	7.51	8.45	1,463	1.18	1.05	5.03	49
R5	7.27	0.39	0.22	0.61	(0.38)	—	(0.01)	(0.39)	7.49	8.63	885	0.87	0.75	5.33	49
Y	7.26	0.40	0.22	0.62	(0.39)	—	(0.01)	(0.40)	7.48	8.69	7,330	0.75	0.70	5.40	49
F(7)	7.48	0.27	0.05	0.32	(0.26)	—	(0.01)	(0.27)	7.53	(5)4.33	45,699	(6)0.75	(6)0.70	(6)5.31	49
146

Class	Selected Per-Share Data(1)								Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$ 7.14	$ 0.35	$ 0.14	$ 0.49	$ (0.35)	$ —	$ —	$ (0.35)	$ 7.28	7.10%	$ 247,549	1.23%	(11)1.07%	4.93%	47%
B	7.10	0.29	0.13	0.42	(0.29)	—	—	(0.29)	7.23	6.17	1,509	2.12	(11)1.82	4.19	47
C	7.12	0.29	0.13	0.42	(0.29)	—	—	(0.29)	7.25	6.16	61,297	1.88	(11)1.82	4.18	47
I	7.18	0.36	0.14	0.50	(0.37)	—	—	(0.37)	7.31	7.20	37,099	0.88	(11)0.82	5.14	47
R3	7.14	0.33	0.13	0.46	(0.33)	—	—	(0.33)	7.27	6.64	3,153	1.50	(11)1.37	4.63	47
R4	7.15	0.35	0.12	0.47	(0.34)	—	—	(0.34)	7.28	6.92	1,681	1.20	(11)1.07	5.01	47
R5	7.14	0.37	0.13	0.50	(0.37)	—	—	(0.37)	7.27	7.27	665	0.90	(11)0.77	5.23	47
Y	7.13	0.37	0.13	0.50	(0.37)	—	—	(0.37)	7.26	7.32	7,957	0.77	(11)0.72	5.28	47
The Hartford Inflation Plus Fund
For the Year Ended October 31, 2020
A	$ 10.54	$ 0.13	$ 0.62	$ 0.75	$ (0.18)	$ —	$ —	$ (0.18)	$ 11.11	7.23%	$ 200,745	0.92%	0.85%	1.17%	(22)78%
C	10.11	0.03	0.62	0.65	(0.06)	—	—	(0.06)	10.70	6.45	20,713	1.65	1.59	0.29	(22)78
I	10.75	0.16	0.65	0.81	(0.21)	—	—	(0.21)	11.35	7.64	54,119	0.60	0.57	1.49	(22)78
R3	10.33	0.08	0.62	0.70	(0.14)	—	—	(0.14)	10.89	6.89	35,410	1.21	1.18	0.81	(22)78
R4	10.54	0.11	0.64	0.75	(0.17)	—	—	(0.17)	11.12	7.24	5,663	0.92	0.89	1.07	(22)78
R5	10.71	0.17	0.63	0.80	(0.21)	—	—	(0.21)	11.30	7.56	1,650	0.61	0.58	1.57	(22)78
Y	10.77	0.15	0.66	0.81	(0.21)	—	—	(0.21)	11.37	7.64	30,813	0.60	0.57	1.38	(22)78
F	10.75	0.16	0.64	0.80	(0.21)	—	—	(0.21)	11.34	7.61	174,665	0.49	0.49	1.49	(22)78
For the Year Ended October 31, 2019
A	$ 10.34	$ 0.18	$ 0.40	$ 0.58	$ (0.38)	$ —	$ —	$ (0.38)	$ 10.54	5.81%	$ 185,301	0.99%	0.85%	1.71%	77%
C	9.88	0.09	0.39	0.48	(0.25)	—	—	(0.25)	10.11	5.00	34,060	1.70	1.60	0.87	77
I	10.53	0.21	0.41	0.62	(0.40)	—	—	(0.40)	10.75	6.17	52,182	0.66	0.60	1.98	77
R3	10.13	0.14	0.40	0.54	(0.34)	—	—	(0.34)	10.33	5.50	40,395	1.28	1.20	1.36	77
R4	10.33	0.18	0.40	0.58	(0.37)	—	—	(0.37)	10.54	5.79	7,831	0.98	0.90	1.72	77
R5	10.50	0.20	0.41	0.61	(0.40)	—	—	(0.40)	10.71	6.18	1,975	0.68	0.60	1.88	77
Y	10.56	0.21	0.41	0.62	(0.41)	—	—	(0.41)	10.77	6.11	24,678	0.65	0.58	1.97	77
F	10.53	0.22	0.41	0.63	(0.41)	—	—	(0.41)	10.75	6.22	157,921	0.56	0.55	2.05	77
For the Year Ended October 31, 2018
A	$ 10.95	$ 0.25	$ (0.37)	$ (0.12)	$ (0.49)	$ —	$ —	$ (0.49)	$ 10.34	(1.19)%	$ 193,398	0.98%	0.85%	2.34%	18%
C	10.47	0.16	(0.36)	(0.20)	(0.39)	—	—	(0.39)	9.88	(1.95)	60,373	1.69	1.60	1.61	18
I	11.15	0.27	(0.38)	(0.11)	(0.51)	—	—	(0.51)	10.53	(0.99)	51,586	0.67	0.60	2.57	18
R3	10.74	0.20	(0.36)	(0.16)	(0.45)	—	—	(0.45)	10.13	(1.57)	45,035	1.28	1.20	1.99	18
R4	10.94	0.24	(0.37)	(0.13)	(0.48)	—	—	(0.48)	10.33	(1.28)	9,723	0.98	0.90	2.32	18
R5	11.12	0.27	(0.37)	(0.10)	(0.52)	—	—	(0.52)	10.50	(0.99)	2,711	0.68	0.60	2.54	18
Y	11.18	0.28	(0.38)	(0.10)	(0.52)	—	—	(0.52)	10.56	(0.93)	28,512	0.62	0.55	2.64	18
F	11.16	0.28	(0.39)	(0.11)	(0.52)	—	—	(0.52)	10.53	(1.03)	151,498	0.56	0.55	2.61	18
For the Year Ended October 31, 2017
A	$ 11.05	$ 0.15	$ (0.12)	$ 0.03	$ (0.13)	$ —	$ —	$ (0.13)	$ 10.95	0.27%	$ 203,962	0.95%	0.85%	1.39%	72%
C	10.56	0.07	(0.12)	(0.05)	(0.04)	—	—	(0.04)	10.47	(0.46)	110,182	1.67	1.60	0.65	72
I	11.25	0.18	(0.12)	0.06	(0.16)	—	—	(0.16)	11.15	0.53	57,101	0.74	0.60	1.66	72
R3	10.84	0.11	(0.12)	(0.01)	(0.09)	—	—	(0.09)	10.74	(0.07)	48,953	1.27	1.20	1.05	72
R4	11.04	0.15	(0.13)	0.02	(0.12)	—	—	(0.12)	10.94	0.22	11,278	0.97	0.90	1.33	72
R5	11.22	0.18	(0.12)	0.06	(0.16)	—	—	(0.16)	11.12	0.54	2,924	0.69	0.60	1.67	72
Y	11.28	0.19	(0.13)	0.06	(0.16)	—	—	(0.16)	11.18	0.59	31,947	0.57	0.55	1.75	72
F(7)	11.08	0.12	(0.04)	0.08	—	—	—	—	11.16	(5)0.72	119,654	(6)0.55	(6)0.55	(6)1.65	72
147

Class	Selected Per-Share Data(1)								Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$ 10.57	$ 0.09	$ 0.39	$ 0.48	$ —	$ —	$ —	$ —	$ 11.05	4.54%	$ 229,329	0.98%	(12)0.87%	0.87%	70%
B	10.18	(0.01)	0.40	0.39	—	—	—	—	10.57	3.83	5,154	1.83	(12)1.62	(0.07)	70
C	10.17	0.01	0.38	0.39	—	—	—	—	10.56	3.83	146,289	1.69	(12)1.62	0.10	70
I	10.73	0.13	0.39	0.52	—	—	—	—	11.25	4.85	62,726	0.76	(12)0.62	1.16	70
R3	10.40	0.06	0.38	0.44	—	—	—	—	10.84	4.23	56,150	1.28	(12)1.22	0.53	70
R4	10.56	0.08	0.40	0.48	—	—	—	—	11.04	4.55	15,684	0.98	(12)0.92	0.79	70
R5	10.71	0.11	0.40	0.51	—	—	—	—	11.22	4.76	2,392	0.70	(12)0.62	1.03	70
Y	10.75	0.11	0.42	0.53	—	—	—	—	11.28	4.93	101,942	0.57	(12)0.57	0.99	70
Hartford Municipal Income Fund
For the Year Ended October 31, 2020
A	$ 10.78	$ 0.20	$ 0.12	$ 0.32	$ (0.20)	$ (0.07)	$ —	$ (0.27)	$ 10.83	3.00%	$ 37,551	0.88%	0.69%	1.84%	16%
C	10.79	0.12	0.10	0.22	(0.12)	(0.07)	—	(0.19)	10.82	2.05	4,642	1.69	1.44	1.09	16
I	10.75	0.21	0.12	0.33	(0.22)	(0.07)	—	(0.29)	10.79	3.14	26,866	0.68	0.46	2.00	16
F	10.75	0.22	0.13	0.35	(0.23)	(0.07)	—	(0.30)	10.80	3.30	14,292	0.57	0.39	2.04	16
For the Year Ended October 31, 2019
A	$ 10.04	$ 0.26	$ 0.74	$ 1.00	$ (0.26)	$ —	$ —	$ (0.26)	$ 10.78	10.05%	$ 22,713	0.99%	0.67%	2.45%	47%
C	10.04	0.24	0.74	0.98	(0.23)	—	—	(0.23)	10.79	9.85	2,714	1.74	0.88	2.27	47
I	10.04	0.28	0.74	1.02	(0.31)	—	—	(0.31)	10.75	10.30	7,227	0.74	0.44	2.69	47
F	10.03	0.29	0.74	1.03	(0.31)	—	—	(0.31)	10.75	10.38	3,584	0.69	0.39	2.71	47
For the Year Ended October 31, 2018
A	$ 10.32	$ 0.24	$ (0.28)	$ (0.04)	$ (0.24)	$ —	$ —	$ (0.24)	$ 10.04	(0.36)%	$ 15,155	1.09%	0.65%	2.39%	15%
C	10.32	0.24	(0.28)	(0.04)	(0.24)	—	—	(0.24)	10.04	(0.38)	3,488	1.82	0.67	2.37	15
I	10.32	0.27	(0.28)	(0.01)	(0.27)	—	—	(0.27)	10.04	(0.11)	6,320	0.80	0.40	2.64	15
F	10.32	0.27	(0.29)	(0.02)	(0.27)	—	—	(0.27)	10.03	(0.20)	1,673	0.78	0.39	2.65	15
For the Year Ended October 31, 2017
A	$ 10.34	$ 0.22	$ (0.02)	$ 0.20	$ (0.22)	$ —	$ —	$ (0.22)	$ 10.32	2.03%	$ 12,913	1.10%	0.69%	2.21%	10%
C	10.34	0.21	(0.02)	0.19	(0.21)	—	—	(0.21)	10.32	1.87	3,317	1.81	0.84	2.06	10
I	10.34	0.25	(0.02)	0.23	(0.25)	—	—	(0.25)	10.32	2.29	5,917	0.81	0.44	2.46	10
F(7)	10.04	0.17	0.28	0.45	(0.17)	—	—	(0.17)	10.32	(5)4.52	1,127	(6)0.80	(6)0.39	(6)2.48	10
For the Year Ended October 31, 2016
A	$ 10.09	$ 0.21	$ 0.25	$ 0.46	$ (0.21)	$ —	$ —	$ (0.21)	$ 10.34	4.62%	$ 9,933	1.70%	(13)0.70%	2.06%	13%
C	10.09	0.14	0.25	0.39	(0.14)	—	—	(0.14)	10.34	3.86	3,034	2.39	(13)1.45	1.33	13
I	10.09	0.24	0.25	0.49	(0.24)	—	—	(0.24)	10.34	4.89	6,140	1.39	(13)0.45	2.33	13
The Hartford Municipal Opportunities Fund
For the Year Ended October 31, 2020
A	$ 8.88	$ 0.18	$ 0.05	$ 0.23	$ (0.18)	$ —	$ —	$ (0.18)	$ 8.93	2.63%	$ 437,341	0.68%	0.68%	2.03%	26%
C	8.89	0.11	0.05	0.16	(0.11)	—	—	(0.11)	8.94	1.86	59,074	1.43	1.43	1.28	26
I	8.88	0.20	0.06	0.26	(0.20)	—	—	(0.20)	8.94	2.99	724,260	0.44	0.44	2.26	26
Y	8.88	0.20	0.05	0.25	(0.20)	—	—	(0.20)	8.93	2.86	15,559	0.45	0.45	2.25	26
F	8.87	0.21	0.05	0.26	(0.21)	—	—	(0.21)	8.92	2.95	231,121	0.37	0.37	2.32	26
For the Year Ended October 31, 2019
A	$ 8.37	$ 0.22	$ 0.51	$ 0.73	$ (0.22)	$ —	$ —	$ (0.22)	$ 8.88	8.79%	$ 394,518	0.69%	0.69%	2.49%	15%
C	8.37	0.15	0.52	0.67	(0.15)	—	—	(0.15)	8.89	8.08	66,792	1.44	1.44	1.75	15
I	8.38	0.24	0.52	0.76	(0.26)	—	—	(0.26)	8.88	9.15	516,299	0.44	0.44	2.72	15
Y	8.38	0.24	0.52	0.76	(0.26)	—	—	(0.26)	8.88	9.17	14,391	0.45	0.45	2.74	15
F	8.38	0.24	0.51	0.75	(0.26)	—	—	(0.26)	8.87	9.15	98,172	0.37	0.37	2.76	15
148

Class	Selected Per-Share Data(1)								Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2018
A	$ 8.60	$ 0.22	$ (0.23)	$ (0.01)	$ (0.22)	$ —	$ —	$ (0.22)	$ 8.37	(0.11)%	$ 325,322	0.70%	0.69%	2.60%	23%
C	8.60	0.16	(0.23)	(0.07)	(0.16)	—	—	(0.16)	8.37	(0.86)	77,408	1.46	1.44	1.85	23
I	8.61	0.24	(0.23)	0.01	(0.24)	—	—	(0.24)	8.38	0.14	325,853	0.45	0.44	2.85	23
Y(14)	8.52	0.10	(0.14)	(0.04)	(0.10)	—	—	(0.10)	8.38	(5)(0.46)	14,574	(6)0.44	(6)0.44	(6)2.87	23
F	8.61	0.25	(0.23)	0.02	(0.25)	—	—	(0.25)	8.38	0.20	43,617	0.38	0.38	2.90	23
For the Year Ended October 31, 2017
A	$ 8.69	$ 0.22	$ (0.09)	$ 0.13	$ (0.22)	$ —	$ —	$ (0.22)	$ 8.60	1.50%	$ 251,143	0.68%	0.68%	2.53%	23%
C	8.69	0.15	(0.09)	0.06	(0.15)	—	—	(0.15)	8.60	0.73	100,507	1.44	1.44	1.77	23
I	8.71	0.24	(0.10)	0.14	(0.24)	—	—	(0.24)	8.61	1.63	302,855	0.44	0.44	2.77	23
F(7)	8.46	0.16	0.15	0.31	(0.16)	—	—	(0.16)	8.61	(5)3.69	25,280	(6)0.39	(6)0.39	(6)2.77	23
For the Year Ended October 31, 2016
A	$ 8.53	$ 0.21	$ 0.16	$ 0.37	$ (0.21)	$ —	$ —	$ (0.21)	$ 8.69	4.40%	$ 283,275	0.70%	(15)0.70%	2.44%	22%
B	8.53	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.68	3.50	964	1.51	(15)1.45	1.74	22
C	8.54	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.69	3.50	127,960	1.46	(15)1.45	1.69	22
I	8.55	0.23	0.17	0.40	(0.24)	—	—	(0.24)	8.71	4.66	337,900	0.46	(15)0.45	2.68	22
Hartford Municipal Short Duration Fund
For the Year Ended October 31, 2020
A	$ 10.16	$ 0.16	$ 0.03	$ 0.19	$ (0.16)	$ (0.03)	$ —	$ (0.19)	$ 10.16	1.88%	$ 18,359	1.10%	0.69%	1.62%	26%
C	10.15	0.09	0.04	0.13	(0.09)	(0.03)	—	(0.12)	10.16	1.23	1,483	1.94	1.44	0.87	26
I	10.15	0.18	0.04	0.22	(0.19)	(0.03)	—	(0.22)	10.15	2.12	3,879	0.88	0.46	1.83	26
F	10.16	0.19	0.03	0.22	(0.19)	(0.03)	—	(0.22)	10.16	2.19	2,164	0.80	0.39	1.91	26
For the Year Ended October 31, 2019
A	$ 9.88	$ 0.18	$ 0.28	$ 0.46	$ (0.18)	$ —	$ —	$ (0.18)	$ 10.16	4.66%	$ 16,141	1.09%	0.66%	1.77%	73%
C	9.87	0.17	0.27	0.44	(0.16)	—	—	(0.16)	10.15	4.54	1,362	1.82	0.76	1.66	73
I	9.88	0.20	0.28	0.48	(0.21)	—	—	(0.21)	10.15	4.92	2,212	0.80	0.41	2.01	73
F	9.88	0.20	0.28	0.48	(0.20)	—	—	(0.20)	10.16	4.94	1,700	0.79	0.39	2.03	73
For the Year Ended October 31, 2018
A	$ 10.04	$ 0.16	$ (0.16)	$ —	$ (0.16)	$ —	$ —	$ (0.16)	$ 9.88	(0.03)%	$ 8,984	1.20%	0.61%	1.58%	24%
C	10.04	0.15	(0.17)	(0.02)	(0.15)	—	—	(0.15)	9.87	(0.24)	3,157	1.94	0.73	1.46	24
I	10.05	0.18	(0.17)	0.01	(0.18)	—	—	(0.18)	9.88	0.08	6,789	0.92	0.41	1.78	24
F	10.05	0.18	(0.17)	0.01	(0.18)	—	—	(0.18)	9.88	0.09	979	0.90	0.39	1.80	24
For the Year Ended October 31, 2017
A	$ 10.08	$ 0.12	$ (0.04)	$ 0.08	$ (0.12)	$ —	$ —	$ (0.12)	$ 10.04	0.81%	$ 8,363	1.15%	0.67%	1.21%	20%
C	10.08	0.09	(0.04)	0.05	(0.09)	—	—	(0.09)	10.04	0.54	3,614	1.88	0.95	0.92	20
I	10.08	0.14	(0.03)	0.11	(0.14)	—	—	(0.14)	10.05	1.15	7,246	0.87	0.44	1.44	20
F(7)	9.96	0.10	0.09	0.19	(0.10)	—	—	(0.10)	10.05	(5)1.91	509	(6)0.87	(6)0.39	(6)1.53	20
For the Year Ended October 31, 2016
A	$ 10.06	$ 0.10	$ 0.02	$ 0.12	$ (0.10)	$ —	$ —	$ (0.10)	$ 10.08	1.15%	$ 8,383	1.55%	(13)0.70%	0.95%	12%
C	10.05	0.02	0.03	0.05	(0.02)	—	—	(0.02)	10.08	0.50	4,067	2.29	(13)1.45	0.20	12
I	10.06	0.12	0.02	0.14	(0.12)	—	—	(0.12)	10.08	1.40	5,915	1.27	(13)0.45	1.20	12
The Hartford Short Duration Fund
For the Year Ended October 31, 2020
A	$ 9.92	$ 0.22	$ 0.08	$ 0.30	$ (0.22)	$ —	$ —	$ (0.22)	$ 10.00	3.07%	$ 847,571	0.84%	0.80%	2.21%	(23)38%
C	9.92	0.15	0.08	0.23	(0.15)	—	—	(0.15)	10.00	2.31	90,816	1.55	1.55	1.49	(23)38
I	9.92	0.25	0.07	0.32	(0.26)	—	—	(0.26)	9.98	3.27	452,754	0.53	0.53	2.50	(23)38
R3	9.90	0.19	0.07	0.26	(0.18)	—	—	(0.18)	9.98	2.71	2,376	1.15	1.15	1.88	(23)38
R4	9.91	0.23	0.08	0.31	(0.23)	—	—	(0.23)	9.99	3.15	4,777	0.78	0.78	2.29	(23)38
R5	9.89	0.24	0.08	0.32	(0.25)	—	—	(0.25)	9.96	3.31	2,140	0.56	0.56	2.45	(23)38
R6	9.87	0.25	0.08	0.33	(0.27)	—	—	(0.27)	9.93	3.40	13	0.45	0.45	2.57	(23)38
Y	9.87	0.25	0.07	0.32	(0.25)	—	—	(0.25)	9.94	3.33	6,999	0.55	0.55	2.53	(23)38
F	9.91	0.25	0.09	0.34	(0.27)	—	—	(0.27)	9.98	3.52	255,190	0.44	0.44	2.58	(23)38
149

Class	Selected Per-Share Data(1)								Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2019
A	$ 9.70	$ 0.26	$ 0.22	$ 0.48	$ (0.26)	$ —	$ —	$ (0.26)	$ 9.92	5.05%	$ 653,304	0.84%	0.81%	2.67%	30%
C	9.69	0.19	0.23	0.42	(0.19)	—	—	(0.19)	9.92	4.34	80,498	1.55	1.55	1.93	30
I	9.71	0.29	0.24	0.53	(0.32)	—	—	(0.32)	9.92	5.52	404,974	0.52	0.52	2.95	30
R3	9.67	0.23	0.23	0.46	(0.23)	—	—	(0.23)	9.90	4.78	1,676	1.16	1.15	2.31	30
R4	9.68	0.26	0.23	0.49	(0.26)	—	—	(0.26)	9.91	5.16	7,764	0.74	0.74	2.66	30
R5	9.69	0.29	0.22	0.51	(0.31)	—	—	(0.31)	9.89	5.37	1,412	0.56	0.55	2.93	30
R6(16)	9.70	0.20	0.17	0.37	(0.20)	—	—	(0.20)	9.87	3.85	11	0.45	0.45	2.99	30
Y	9.67	0.29	0.23	0.52	(0.32)	—	—	(0.32)	9.87	5.43	11,831	0.52	0.52	2.97	30
F	9.72	0.30	0.22	0.52	(0.33)	—	—	(0.33)	9.91	5.44	228,084	0.44	0.44	3.03	30
For the Year Ended October 31, 2018
A	$ 9.87	$ 0.23	$ (0.17)	$ 0.06	$ (0.23)	$ —	$ —	$ (0.23)	$ 9.70	0.66%	$ 516,715	0.91%	0.85%	2.39%	29%
C	9.87	0.16	(0.18)	(0.02)	(0.16)	—	—	(0.16)	9.69	(0.19)	71,192	1.61	1.60	1.63	29
I	9.89	0.26	(0.18)	0.08	(0.26)	—	—	(0.26)	9.71	0.85	227,412	0.56	0.56	2.68	29
R3	9.84	0.22	(0.17)	0.05	(0.22)	—	—	(0.22)	9.67	0.52	960	1.21	0.99	2.25	29
R4	9.85	0.23	(0.17)	0.06	(0.23)	—	—	(0.23)	9.68	0.66	645	0.91	0.85	2.39	29
R5	9.86	0.26	(0.17)	0.09	(0.26)	—	—	(0.26)	9.69	0.96	1,125	0.61	0.55	2.71	29
Y	9.84	0.27	(0.18)	0.09	(0.26)	—	—	(0.26)	9.67	0.97	14,983	0.54	0.54	2.73	29
F	9.89	0.27	(0.17)	0.10	(0.27)	—	—	(0.27)	9.72	1.02	173,198	0.49	0.49	2.76	29
For the Year Ended October 31, 2017
A	$ 9.88	$ 0.20	$ (0.01)	$ 0.19	$ (0.20)	$ —	$ —	$ (0.20)	$ 9.87	1.94%	$ 523,916	0.86%	0.84%	2.02%	42%
C	9.88	0.13	(0.01)	0.12	(0.13)	—	—	(0.13)	9.87	1.20	103,013	1.58	1.57	1.29	42
I	9.90	0.23	(0.01)	0.22	(0.23)	—	—	(0.23)	9.89	2.21	185,948	0.58	0.58	2.29	42
R3	9.86	0.17	(0.02)	0.15	(0.17)	—	—	(0.17)	9.84	1.58	1,175	1.22	1.09	1.77	42
R4	9.87	0.20	(0.02)	0.18	(0.20)	—	—	(0.20)	9.85	1.83	626	0.92	0.85	2.01	42
R5	9.86	0.23	—	0.23	(0.23)	—	—	(0.23)	9.86	2.33	807	0.60	0.55	2.33	42
Y	9.86	0.23	(0.02)	0.21	(0.23)	—	—	(0.23)	9.84	2.17	5,549	0.50	0.50	2.32	42
F(7)	9.88	0.16	0.01	0.17	(0.16)	—	—	(0.16)	9.89	(5)1.73	103,896	(6)0.49	(6)0.49	(6)2.45	42
For the Year Ended October 31, 2016
A	$ 9.80	$ 0.17	$ 0.08	$ 0.25	$ (0.17)	$ —	$ —	$ (0.17)	$ 9.88	2.56%	$ 530,178	0.90%	(17)0.86%	1.69%	41%
B	9.85	0.16	0.10	0.26	(0.17)	—	—	(0.17)	9.94	2.66	2,393	1.04	(17)0.86	1.67	41
C	9.80	0.09	0.09	0.18	(0.10)	—	—	(0.10)	9.88	1.80	125,548	1.61	(17)1.61	0.94	41
I	9.82	0.19	0.09	0.28	(0.20)	—	—	(0.20)	9.90	2.86	189,645	0.57	(17)0.57	1.98	41
R3	9.78	0.14	0.08	0.22	(0.14)	—	—	(0.14)	9.86	2.26	1,167	1.24	(17)1.16	1.38	41
R4	9.79	0.17	0.08	0.25	(0.17)	—	—	(0.17)	9.87	2.56	661	0.94	(17)0.86	1.68	41
R5	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.87	209	0.63	(17)0.56	2.02	41
Y	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.92	45,768	0.51	(17)0.51	2.05	41
The Hartford Strategic Income Fund
For the Year Ended October 31, 2020
A	$ 8.64	$ 0.28	$ 0.41	$ 0.69	$ (0.31)	$ —	$ —	$ (0.31)	$ 9.02	8.21%	$ 279,447	0.97%	0.95%	3.21%	(24)69%
C	8.69	0.22	0.41	0.63	(0.24)	—	—	(0.24)	9.08	7.40	72,030	1.69	1.69	2.47	(24)69
I	8.67	0.30	0.41	0.71	(0.34)	—	—	(0.34)	9.04	8.41	930,484	0.67	0.67	3.44	(24)69
R3	8.63	0.25	0.40	0.65	(0.28)	—	—	(0.28)	9.00	7.77	1,502	1.29	1.25	2.87	(24)69
R4	8.64	0.27	0.41	0.68	(0.31)	—	—	(0.31)	9.01	8.12	4,348	1.00	0.95	2.96	(24)69
R5	8.63	0.30	0.41	0.71	(0.34)	—	—	(0.34)	9.00	8.46	15,336	0.69	0.65	3.48	(24)69
R6	8.63	0.30	0.43	0.73	(0.35)	—	—	(0.35)	9.01	8.65	10,360	0.59	0.59	3.45	(24)69
Y	8.63	0.30	0.40	0.70	(0.34)	—	—	(0.34)	8.99	8.36	95,044	0.64	0.64	3.40	(24)69
F	8.67	0.31	0.40	0.72	(0.35)	—	—	(0.35)	9.04	8.49	274,532	0.59	0.59	3.58	(24)69
150

Class	Selected Per-Share Data(1)								Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2019
A	$ 8.41	$ 0.32	$ 0.44	$ 0.76	$ (0.53)	$ —	$ —	$ (0.53)	$ 8.64	9.42%	$ 193,608	1.03%	0.95%	3.80%	74%
C	8.45	0.26	0.44	0.70	(0.46)	—	—	(0.46)	8.69	8.59	50,793	1.75	1.70	3.05	74
I	8.43	0.34	0.45	0.79	(0.55)	—	—	(0.55)	8.67	9.82	264,537	0.73	0.70	4.04	74
R3	8.39	0.30	0.44	0.74	(0.50)	—	—	(0.50)	8.63	9.22	634	1.34	1.25	3.50	74
R4	8.40	0.32	0.45	0.77	(0.53)	—	—	(0.53)	8.64	9.54	209	1.05	0.95	3.80	74
R5	8.40	0.35	0.43	0.78	(0.55)	—	—	(0.55)	8.63	9.78	8,280	0.74	0.65	4.09	74
R6	8.40	0.35	0.44	0.79	(0.56)	—	—	(0.56)	8.63	9.84	1,673	0.63	0.60	4.12	74
Y	8.39	0.35	0.44	0.79	(0.55)	—	—	(0.55)	8.63	9.91	4,824	0.71	0.66	4.09	74
F	8.43	0.35	0.45	0.80	(0.56)	—	—	(0.56)	8.67	9.93	168,465	0.63	0.60	4.15	74
For the Year Ended October 31, 2018
A	$ 9.00	$ 0.33	$ (0.40)	$ (0.07)	$ (0.52)	$ —	$ —	$ (0.52)	$ 8.41	(0.77)%	$ 164,749	1.05%	0.95%	3.78%	63%
C	9.03	0.26	(0.39)	(0.13)	(0.45)	—	—	(0.45)	8.45	(1.49)	48,099	1.78	1.70	3.03	63
I	9.03	0.35	(0.40)	(0.05)	(0.55)	—	—	(0.55)	8.43	(0.63)	88,704	0.77	0.70	4.03	63
R3	8.98	0.30	(0.39)	(0.09)	(0.50)	—	—	(0.50)	8.39	(1.10)	306	1.37	1.25	3.48	63
R4	8.99	0.33	(0.40)	(0.07)	(0.52)	—	—	(0.52)	8.40	(0.79)	560	1.08	0.95	3.78	63
R5	8.99	0.35	(0.39)	(0.04)	(0.55)	—	—	(0.55)	8.40	(0.46)	4,446	0.78	0.65	4.12	63
R6	8.99	0.36	(0.39)	(0.03)	(0.56)	—	—	(0.56)	8.40	(0.41)	150	0.66	0.60	4.15	63
Y	8.99	0.36	(0.40)	(0.04)	(0.56)	—	—	(0.56)	8.39	(0.49)	2,513	0.72	0.60	4.14	63
F	9.02	0.36	(0.39)	(0.03)	(0.56)	—	—	(0.56)	8.43	(0.41)	153,833	0.66	0.60	4.13	63
For the Year Ended October 31, 2017
A	$ 8.76	$ 0.36	$ 0.26	$ 0.62	$ (0.38)	$ —	$ —	$ (0.38)	$ 9.00	7.26%	$ 161,969	1.03%	0.95%	4.02%	82%
C	8.79	0.29	0.26	0.55	(0.31)	—	—	(0.31)	9.03	6.38	74,017	1.74	1.70	3.29	82
I	8.79	0.37	0.27	0.64	(0.40)	—	—	(0.40)	9.03	7.51	83,345	0.76	0.70	4.11	82
R3	8.75	0.33	0.25	0.58	(0.35)	—	—	(0.35)	8.98	6.83	329	1.45	1.25	3.70	82
R4	8.76	0.35	0.26	0.61	(0.38)	—	—	(0.38)	8.99	7.13	748	1.08	0.95	4.00	82
R5	8.76	0.38	0.26	0.64	(0.41)	—	—	(0.41)	8.99	7.48	1,467	0.75	0.65	4.25	82
R6	8.75	0.39	0.26	0.65	(0.41)	—	—	(0.41)	8.99	7.66	11	0.70	0.60	4.41	82
Y	8.75	0.42	0.23	0.65	(0.41)	—	—	(0.41)	8.99	7.67	657	0.64	0.60	4.79	82
F(7)	8.79	0.25	0.20	0.45	(0.22)	—	—	(0.22)	9.02	(5)5.21	180,163	(6)0.64	(6)0.60	(6)4.08	82
For the Year Ended October 31, 2016
A	$ 8.53	$ 0.39	$ 0.19	$ 0.58	$ (0.35)	$ —	$ —	$ (0.35)	$ 8.76	7.02%	$ 120,051	1.05%	(18)0.96%	4.54%	55%
B	8.53	0.37	0.21	0.58	(0.33)	—	—	(0.33)	8.78	6.98	2,205	1.27	(18)1.11	4.37	55
C	8.55	0.32	0.20	0.52	(0.28)	—	—	(0.28)	8.79	6.27	74,607	1.75	(18)1.71	3.78	55
I	8.55	0.41	0.21	0.62	(0.38)	—	—	(0.38)	8.79	7.29	31,317	0.75	(18)0.71	4.79	55
R3	8.51	0.36	0.20	0.56	(0.32)	—	—	(0.32)	8.75	6.81	267	1.42	(18)1.26	4.23	55
R4	8.52	0.39	0.20	0.59	(0.35)	—	—	(0.35)	8.76	7.15	224	1.08	(18)0.96	4.55	55
R5	8.52	0.42	0.20	0.62	(0.38)	—	—	(0.38)	8.76	7.49	413	0.76	(18)0.66	4.87	55
R6	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43	11	0.65	(18)0.61	4.88	55
Y	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43	164,098	0.65	(18)0.61	4.89	55
The Hartford Total Return Bond Fund
For the Year Ended October 31, 2020
A	$ 10.66	$ 0.24	$ 0.49	$ 0.73	$ (0.26)	$ —	$ —	$ (0.26)	$ 11.13	6.88%	$ 1,202,398	0.71%	0.71%	2.17%	(25)50%
C	10.77	0.15	0.51	0.66	(0.17)	—	—	(0.17)	11.26	6.13	32,105	1.51	1.51	1.37	(25)50
I	10.65	0.26	0.51	0.77	(0.32)	—	—	(0.32)	11.10	7.35	299,511	0.41	0.41	2.43	(25)50
R3	10.95	0.21	0.50	0.71	(0.22)	—	—	(0.22)	11.44	6.55	5,075	1.06	1.04	1.84	(25)50
R4	10.85	0.24	0.50	0.74	(0.25)	—	—	(0.25)	11.34	6.90	13,365	0.76	0.76	2.12	(25)50
R5	10.81	0.27	0.50	0.77	(0.31)	—	—	(0.31)	11.27	7.20	2,651	0.46	0.46	2.40	(25)50
R6	10.74	0.28	0.50	0.78	(0.33)	—	—	(0.33)	11.19	7.41	63,656	0.34	0.34	2.53	(25)50
Y	10.76	0.27	0.50	0.77	(0.32)	—	—	(0.32)	11.21	7.27	410,349	0.40	0.40	2.49	(25)50
F	10.59	0.27	0.50	0.77	(0.33)	—	—	(0.33)	11.03	7.38	962,471	0.34	0.34	2.53	(25)50
151

Class	Selected Per-Share Data(1)								Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2019
A	$ 9.92	$ 0.30	$ 0.79	$ 1.09	$ (0.35)	$ —	$ —	$ (0.35)	$ 10.66	11.24%	$ 940,594	0.74%	0.74%	2.90%	71%
C	9.97	0.22	0.80	1.02	(0.22)	—	—	(0.22)	10.77	10.37	27,334	1.54	1.54	2.12	71
I	9.95	0.33	0.79	1.12	(0.42)	—	—	(0.42)	10.65	11.49	108,633	0.42	0.42	3.19	71
R3	10.14	0.27	0.82	1.09	(0.28)	—	—	(0.28)	10.95	10.93	4,769	1.08	1.07	2.58	71
R4	10.09	0.30	0.81	1.11	(0.35)	—	—	(0.35)	10.85	11.20	11,476	0.77	0.76	2.89	71
R5	10.06	0.33	0.83	1.16	(0.41)	—	—	(0.41)	10.81	11.80	1,049	0.48	0.48	3.22	71
R6	10.03	0.32	0.82	1.14	(0.43)	—	—	(0.43)	10.74	11.67	40,368	0.35	0.34	3.04	71
Y	10.04	0.34	0.81	1.15	(0.43)	—	—	(0.43)	10.76	11.68	488,228	0.41	0.40	3.25	71
F	9.90	0.34	0.78	1.12	(0.43)	—	—	(0.43)	10.59	11.58	562,418	0.36	0.36	3.29	71
For the Year Ended October 31, 2018
A	$ 10.44	$ 0.28	$ (0.48)	$ (0.20)	$ (0.32)	$ —	$ —	$ (0.32)	$ 9.92	(1.95)%	$ 774,821	0.82%	0.82%	2.72%	74%
C	10.46	0.20	(0.49)	(0.29)	(0.20)	—	—	(0.20)	9.97	(2.79)	30,760	1.61	1.60	1.93	74
I	10.45	0.31	(0.48)	(0.17)	(0.33)	—	—	(0.33)	9.95	(1.68)	51,131	0.51	0.51	3.03	74
R3	10.64	0.25	(0.50)	(0.25)	(0.25)	—	—	(0.25)	10.14	(2.37)	5,000	1.16	1.15	2.38	74
R4	10.62	0.28	(0.49)	(0.21)	(0.32)	—	—	(0.32)	10.09	(2.04)	11,153	0.85	0.85	2.67	74
R5	10.62	0.31	(0.49)	(0.18)	(0.38)	—	—	(0.38)	10.06	(1.74)	1,548	0.56	0.56	2.98	74
R6	10.61	0.32	(0.50)	(0.18)	(0.40)	—	—	(0.40)	10.03	(1.72)	1,678	0.44	0.44	3.11	74
Y	10.61	0.32	(0.50)	(0.18)	(0.39)	—	—	(0.39)	10.04	(1.69)	449,292	0.48	0.48	3.06	74
F	10.46	0.31	(0.47)	(0.16)	(0.40)	—	—	(0.40)	9.90	(1.59)	678,207	0.44	0.44	3.10	74
For the Year Ended October 31, 2017
A	$ 10.48	$ 0.26	$ (0.04)	$ 0.22	$ (0.26)	$ —	$ —	$ (0.26)	$ 10.44	2.19%	$ 772,486	0.84%	0.84%	2.55%	56%
C	10.50	0.19	(0.04)	0.15	(0.19)	—	—	(0.19)	10.46	1.43	59,204	1.58	1.58	1.82	56
I	10.49	0.29	(0.04)	0.25	(0.29)	—	—	(0.29)	10.45	2.41	35,182	0.77	0.62	2.78	56
R3	10.68	0.23	(0.04)	0.19	(0.23)	—	—	(0.23)	10.64	1.86	5,851	1.17	1.17	2.22	56
R4	10.66	0.27	(0.04)	0.23	(0.27)	—	—	(0.27)	10.62	2.18	14,290	0.85	0.85	2.54	56
R5	10.65	0.30	(0.03)	0.27	(0.30)	—	—	(0.30)	10.62	2.48	1,548	0.55	0.55	2.84	56
R6	10.64	0.30	(0.02)	0.28	(0.31)	—	—	(0.31)	10.61	2.69	1,092	0.45	0.44	2.87	56
Y	10.65	0.31	(0.04)	0.27	(0.31)	—	—	(0.31)	10.61	2.57	438,589	0.46	0.46	2.96	56
F(7)	10.32	0.20	0.14	0.34	(0.20)	—	—	(0.20)	10.46	(5)3.36	937,170	(6)0.44	(6)0.44	(6)2.88	56
For the Year Ended October 31, 2016
A	$ 10.28	$ 0.28	$ 0.22	$ 0.50	$ (0.25)	$ (0.02)	$ (0.03)	$ (0.30)	$ 10.48	4.77%	$ 782,964	0.87%	(19)0.87%	2.68%	41%
B	10.20	0.20	0.21	0.41	(0.18)	(0.02)	(0.02)	(0.22)	10.39	4.09	4,406	1.89	(19)1.63	1.92	41
C	10.30	0.20	0.22	0.42	(0.18)	(0.02)	(0.02)	(0.22)	10.50	4.10	73,841	1.60	(19)1.60	1.95	41
I	10.30	0.30	0.22	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.49	5.08	115,889	0.61	(19)0.61	2.86	41
R3	10.48	0.25	0.22	0.47	(0.23)	(0.02)	(0.02)	(0.27)	10.68	4.51	5,943	1.18	(19)1.18	2.37	41
R4	10.46	0.28	0.22	0.50	(0.25)	(0.02)	(0.03)	(0.30)	10.66	4.85	15,348	0.86	(19)0.86	2.69	41
R5	10.46	0.32	0.20	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.65	5.16	1,473	0.56	(19)0.56	3.00	41
R6	10.45	0.32	0.21	0.53	(0.29)	(0.02)	(0.03)	(0.34)	10.64	5.15	11	0.45	(19)0.45	3.07	41
Y	10.45	0.33	0.21	0.54	(0.29)	(0.02)	(0.03)	(0.34)	10.65	5.27	1,031,478	0.45	(19)0.45	3.10	41
The Hartford World Bond Fund
For the Year Ended October 31, 2020
A	$ 10.75	$ 0.06	$ 0.02	$ 0.08	$ (0.19)	$ (0.05)	$ —	$ (0.24)	$ 10.59	0.80%	$ 414,356	1.02%	1.02%	0.59%	(26)125%
C	10.54	(0.01)	0.01	(28)0.00	(0.15)	(0.05)	—	(0.20)	10.34	(27)0.00	64,578	1.75	1.75	(0.14)	(26)125
I	10.83	0.09	0.03	0.12	(0.22)	(0.05)	—	(0.27)	10.68	1.10	2,008,606	0.73	0.73	0.88	(26)125
R3	10.68	0.03	0.02	0.05	(0.17)	(0.05)	—	(0.22)	10.51	0.44	1,400	1.36	1.36	0.25	(26)125
R4	10.76	0.06	0.02	0.08	(0.20)	(0.05)	—	(0.25)	10.59	0.74	18,666	1.05	1.05	0.54	(26)125
R5	10.84	0.09	0.01	0.10	(0.21)	(0.05)	—	(0.26)	10.68	0.99	8,229	0.75	0.75	0.85	(26)125
R6	10.88	0.10	0.01	0.11	(0.22)	(0.05)	—	(0.27)	10.72	1.08	113,838	0.65	0.65	0.93	(26)125
Y	10.87	0.09	0.02	0.11	(0.22)	(0.05)	—	(0.27)	10.71	1.02	366,177	0.75	0.72	0.89	(26)125
F	10.85	0.10	0.01	0.12	(0.22)	(0.05)	—	(0.27)	10.70	1.17	1,477,042	0.64	0.64	0.97	(26)125
152

Class	Selected Per-Share Data(1)								Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2019
A	$ 10.65	$ 0.10	$ 0.49	$ 0.59	$ (0.48)	$ (0.01)	$ —	$ (0.49)	$ 10.75	5.68%	$ 419,891	1.02%	1.02%	0.98%	93%
C	10.45	0.03	0.47	0.50	(0.40)	(0.01)	—	(0.41)	10.54	4.92	81,694	1.75	1.75	0.26	93
I	10.72	0.14	0.48	0.62	(0.50)	(0.01)	—	(0.51)	10.83	6.02	2,223,706	0.74	0.74	1.26	93
R3	10.58	0.07	0.48	0.55	(0.44)	(0.01)	—	(0.45)	10.68	5.39	1,946	1.36	1.35	0.63	93
R4	10.65	0.09	0.51	0.60	(0.48)	(0.01)	—	(0.49)	10.76	5.71	10,651	0.96	0.96	0.84	93
R5	10.72	0.13	0.50	0.63	(0.50)	(0.01)	—	(0.51)	10.84	6.00	6,404	0.76	0.76	1.23	93
R6	10.76	0.14	0.50	0.64	(0.51)	(0.01)	—	(0.52)	10.88	6.09	17,230	0.64	0.64	1.34	93
Y	10.75	0.14	0.50	0.64	(0.51)	(0.01)	—	(0.52)	10.87	6.04	522,050	0.73	0.70	1.31	93
F	10.74	0.15	0.48	0.63	(0.51)	(0.01)	—	(0.52)	10.85	6.11	2,027,555	0.64	0.64	1.35	93
For the Year Ended October 31, 2018
A	$ 10.45	$ 0.11	$ 0.12	$ 0.23	$ (0.03)	$ —	$ —	$ (0.03)	$ 10.65	2.18%	$ 339,123	1.04%	1.04%	1.04%	115%
C	10.31	0.03	0.12	0.15	(0.01)	—	—	(0.01)	10.45	1.44	78,993	1.77	1.77	0.30	115
I	10.50	0.14	0.12	0.26	(0.04)	—	—	(0.04)	10.72	2.45	1,943,254	0.76	0.76	1.32	115
R3	10.41	0.07	0.12	0.19	(0.02)	—	—	(0.02)	10.58	1.82	1,161	1.38	1.36	0.67	115
R4	10.46	0.11	0.11	0.22	(0.03)	—	—	(0.03)	10.65	2.09	847	1.08	1.07	1.02	115
R5	10.51	0.14	0.11	0.25	(0.04)	—	—	(0.04)	10.72	2.35	3,840	0.78	0.77	1.34	115
R6	10.53	0.16	0.11	0.27	(0.04)	—	—	(0.04)	10.76	2.58	10,009	0.67	0.67	1.50	115
Y	10.53	0.15	0.11	0.26	(0.04)	—	—	(0.04)	10.75	2.44	670,390	0.71	0.71	1.40	115
F	10.51	0.15	0.12	0.27	(0.04)	—	—	(0.04)	10.74	2.58	1,571,981	0.66	0.66	1.43	115
For the Year Ended October 31, 2017
A	$ 10.36	$ 0.11	$ (20)(0.02)	$ 0.09	$ —	$ —	$ —	$ —	$ 10.45	0.87%	$ 331,084	1.08%	1.05%	1.02%	100%
C	10.29	0.03	(20)(0.01)	0.02	—	—	—	—	10.31	0.19	101,882	1.78	1.78	0.30	100
I	10.39	0.13	(20)(0.02)	0.11	—	—	—	—	10.50	1.16	1,880,345	0.85	0.80	1.26	100
R3	10.35	0.07	(20)(0.01)	0.06	—	—	—	—	10.41	0.58	2,139	1.40	1.35	0.70	100
R4	10.37	0.11	(20)(0.02)	0.09	—	—	—	—	10.46	0.87	664	1.10	1.05	1.03	100
R5	10.38	0.13	—	0.13	—	—	—	—	10.51	1.25	2,087	0.79	0.75	1.27	100
R6	10.40	0.14	(20)(0.01)	0.13	—	—	—	—	10.53	1.25	1,176	0.71	0.69	1.36	100
Y	10.40	0.14	(20)(0.01)	0.13	—	—	—	—	10.53	1.25	490,321	0.70	0.70	1.37	100
F(7)	10.32	0.08	(20)0.11	0.19	—	—	—	—	10.51	(5)1.84	1,235,664	(6)0.68	(6)0.68	(6)1.14	100
For the Year Ended October 31, 2016
A	$ 10.47	$ 0.11	$ 0.07	$ 0.18	$ —	$ (0.26)	$ (0.03)	$ (0.29)	$ 10.36	1.78%	$ 481,126	1.13%	(21)1.07%	1.12%	122%
C	10.46	0.04	0.06	0.10	—	(0.26)	(0.01)	(0.27)	10.29	0.95	155,828	1.79	(21)1.79	0.40	122
I	10.49	0.14	0.06	0.20	—	(0.26)	(0.04)	(0.30)	10.39	1.91	2,407,302	0.81	(21)0.81	1.39	122
R3	10.48	0.09	0.06	0.15	—	(0.26)	(0.02)	(0.28)	10.35	1.48	1,882	1.41	(21)1.37	0.85	122
R4	10.48	0.11	0.07	0.18	—	(0.26)	(0.03)	(0.29)	10.37	1.79	1,228	1.10	(21)1.07	1.11	122
R5	10.48	0.15	0.06	0.21	—	(0.26)	(0.05)	(0.31)	10.38	2.02	1,137	0.83	(21)0.77	1.46	122
R6	10.49	0.16	0.06	0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.14	790	0.74	(21)0.72	1.52	122
Y	10.49	0.15	0.07	0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.15	568,934	0.69	(21)0.69	1.50	122
FINANCIAL HIGHLIGHTS FOOTNOTES
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)
Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.
(4)
Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.
(5)
Not annualized.
(6)
Annualized.
(7)
Commenced operations on February 28, 2017.
(8)
Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.00%, 1.55%, 1.25%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
153

(9)
Excluding the expenses not subject to cap, the ratios would have been 1.00%, 1.75%, 1.73%, 0.73%, 1.25%, 1.00%, 0.70% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(10)
Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.75% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(11)
Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(12)
Excluding the expenses not subject to cap, the ratios would have been 0.85%, 1.60%, 1.60%, 0.60%, 1.20%, 0.90%, 0.60% and 0.55% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(13)
The ratio of expenses before adjustments to average net assets excluding interest expense for the period November 1, 2019 through October 31, 2020 was 2.80%, 3.18%, 2.45% and 2.45% for Class A, Class A2, Class I, and Class SDR, respectively.
(14)
Commenced operations on May 31, 2018.
(15)
Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 1.44% and 0.44% for Class A, Class B, Class C and Class I, respectively.
(16)
Commenced operations on February 28, 2019.
(17)
Excluding the expenses not subject to cap, the ratios would have been 0.85%, 0.85%, 1.60%, 0.56%, 1.15%, 0.85%, 0.55% and 0.50% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(18)
Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.10%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65%, 0.60% and 0.60% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(19)
Excluding the expenses not subject to cap, the ratios would have been 0.86%, 1.62%, 1.59%, 0.60%, 1.17%, 0.85%, 0.55%, 0.44% and 0.44% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(20)
Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(21)
Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.77%, 0.79%, 1.35%, 1.05%, 0.75%, 0.70% and 0.67% for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(22)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 211%.
(23)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 43%.
(24)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 180%.
(25)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 545%.
(26)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 168%.
(27)
Amount is less than 0.01%.
(28)
Amount is less than $0.01 per share.
154

For More Information
Two documents are available that offer further information on the Funds:
Annual/Semi-Annual Report To Shareholders
Additional information about each Fund’s investments is available in the annual and semi-annual reports. In each Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year (or period as the case may be), as well as the independent registered public accounting firm’s report.
Statement of Additional Information (SAI)
The SAI contains more detailed information on the Funds. A current SAI and annual report have been filed with the SEC and the SAI is incorporated by reference into (which means it is legally a part of) this prospectus.
The Funds make available this prospectus, the SAI and annual/semi-annual reports free of charge, on the Funds’ website at hartfordfunds.com.
To request a free copy of the current annual/semi-annual report, if available, for the Funds and/or the SAI or for shareholder inquiries or other information about the Funds, please contact the Funds at:
By Mail:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
By Phone:
1-888-843-7824
On The Internet:
hartfordfunds.com
Or you may view or obtain these documents from the SEC:
Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov
E-Mail: publicinfo@sec.gov
Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.
Investing In Mutual Funds:
Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-int.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at https://tools.finra.org/fund_analyzer/?rr=1.
SEC File Numbers The Hartford Mutual Funds, Inc. 811-07589
MFPRO-FI21 March 1, 2021

Appendix A
Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Funds or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. These waivers or discounts, which may vary from those disclosed elsewhere in the statutory prospectus or SAI, are subject to change and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Funds, Hartford Funds Management Company, LLC, nor Hartford Funds Distributors, LLC supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts. In all instances, it is the purchaser’s responsibility to notify the financial intermediary at the time of purchase of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI. Shareholders should contact Merrill Lynch to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•
Shares purchased through a Merrill Lynch affiliated investment advisory program
•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•
Shares of funds purchased through the Merrill Edge Self-Directed platform
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•
Directors of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus
•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.
CDSC Waivers on A and C Shares available at Merrill Lynch
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
A-1

•
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•
Shares acquired through a right of reinstatement
•
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms
•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in the Fund’s prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing fund shares through an Ameriprise Financial account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.
A-2

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Shareholders should contact Morgan Stanley Wealth Management to determine their eligibility for these waivers.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
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•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI. Shareholders should contact Janney to determine their eligibility for these waivers and discounts.
Front-end sales charge* waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•
Shares acquired through a right of reinstatement.
•
Shares exchanged into the same share class of a different fund in the same fund family.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in the Fund’s prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*
Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for
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the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Hartford mutual fund family and Hartford SMART529 plan, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds (if any) and any assets held in group retirement plans) of the Hartford mutual fund family and Hartford SMART529 plan held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs for such SEP IRA plan and/or SIMPLE IRA plan will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
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•
Shares exchanged into Class A shares from another share class eligible to be exchanged pursuant to the prospectus so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•
A fee-based account held on an Edward Jones platform
•
A 529 account held on an Edward Jones platform
•
An account with an active systematic investment plan or LOI
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a class of a Fund eligible to be exchanged pursuant to the prospectus to Class A shares of the same Fund.
Oppenheimer & Co. Inc.
Effective June 30, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact OPCO to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waivers on Class A Shares available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by or through a 529 Plan
•
Shares purchased through an OPCO affiliated investment advisory program
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
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•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•
Employees and registered representatives of OPCO or its affiliates and their family members
•
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulation
•
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this prospectus
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co.
Effective June 15, 2020, shareholders purchasing Fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI. Shareholders should contact Baird to determine their eligibility for these waivers and discounts.
Front-End Sales Charge Waivers on Class A shares Available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Hartford mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C shares Available at Baird
•
Shares sold due to death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•
Shares bought due to return of excess contributions from an IRA Account
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•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulation
•
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation
•
Breakpoints as described in this prospectus
•
Rights of accumulation, which entitles shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Hartford mutual fund assets held by accounts within the purchaser’s household at Baird. Eligible Hartford mutual fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Hartford mutual funds through Baird, over a 13-month period of time
Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver. Shareholders should contact Stifel to determine their eligibility for these waivers and discounts.
Front-End Sales Load Waiver on Class A shares at Stifel
•
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply
U.S. Bancorp Investments
Waivers Applicable to Purchases through U.S. Bancorp Investments
Effective February 22, 2021, shareholders purchasing Fund shares through a U.S. Bancorp Investments (USBI) platform or account or who own shares for which USBI is the broker-dealer of record, where the shares are held in an omnibus account at the Fund, will be eligible for the following additional sales charge waiver. Shareholders should contact USBI to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waiver on Class A Shares available at U.S. Bancorp Investments
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply
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Hartford International/Global Equity Funds
Prospectus
March 1, 2021

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Hartford Climate Opportunities Fund	HEOMX	HEONX	HEOIX	HEORX	HEOSX	HEOTX	HEOVX	HEOYX	HEOFX
Hartford Emerging Markets Equity Fund	HERAX	HERCX	HERIX	HERRX	HERSX	HERTX	HERVX	HERYX	HERFX
Hartford Global Impact Fund	HGXAX	HGXCX	HGXIX	HGXRX	HGXSX	HGXTX	HGXVX	HGXYX	HGXFX
Hartford International Equity Fund*	HDVAX	HDVCX	HDVIX	HDVRX	HDVSX	HDVTX	HDVVX	HDVYX	HDVFX
The Hartford International Growth Fund	HNCAX	HNCCX	HNCJX	HNCRX	HNCSX	HNCTX	HNCUX	HNCYX	HNCFX
The Hartford International Opportunities Fund	IHOAX	HIOCX	IHOIX	IHORX	IHOSX	IHOTX	IHOVX	HAOYX	IHOFX
The Hartford International Value Fund	HILAX	HILCX	HILIX	HILRX	HILSX	HILTX	HILUX	HILYX	HILDX
* Classes A, C, and I of the Fund are closed to new investors. No purchases of a closed share class are allowed, other than as described in this Prospectus.
As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Funds, be sure to read all risk disclosures carefully before investing.
 HARTFORD FUNDS
P.O. BOX 219060
KANSAS CITY, MO 64121-9060

Hartford Climate Opportunities Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 74 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.62%	0.71%	0.59%	0.68%	0.63%	0.58%	0.46%	0.56%	0.46%
Total annual fund operating expenses	1.49%	2.33%	1.21%	1.80%	1.50%	1.20%	1.08%	1.18%	1.08%
Fee waiver and/or expense reimbursement(2)	0.30%	0.39%	0.32%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.19% (Class A), 1.94% (Class C), 0.89% (Class I), 1.41% (Class R3), 1.11% (Class R4), 0.81% (Class R5), 0.69% (Class R6), 0.79% (Class Y), and 0.69% (Class F). This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
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Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 665	$ 967	$ 1,292	$ 2,207
C	$ 297	$ 690	$ 1,210	$ 2,636
I	$ 91	$ 352	$ 634	$ 1,438
R3	$ 144	$ 528	$ 938	$ 2,084
R4	$ 113	$ 436	$ 781	$ 1,757
R5	$ 83	$ 342	$ 622	$ 1,420
R6	$ 70	$ 305	$ 558	$ 1,282
Y	$ 81	$ 336	$ 611	$ 1,397
F	$ 70	$ 305	$ 558	$1,282
If you did not redeem your shares:
C	$ 197	$ 690	$ 1,210	$2,636
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its objective by investing in securities of U.S. and foreign issuers, including non-dollar securities and securities of emerging market issuers. The Fund may invest in common and preferred stocks, convertible securities and warrants of companies of any market capitalization. The Fund focuses its investments on equity securities and equity related investments. Under normal market conditions, the Fund invests at least 80% of its assets in securities of issuers that seek opportunities to address or benefit from climate change, which include but are not limited to companies classified as promoting clean and/or efficient energy, sustainable transportation, water and/or resource management, companies exhibiting low-carbon leadership and businesses that service such companies. The Fund employs a “multi-manager” approach whereby portions of the Fund’s assets are allocated among sub-advisers. Hartford Funds Management Company, LLC (the “Investment Manager”) is responsible for the management of the Fund and supervision of the Fund’s sub-advisers: Wellington Management Company LLP (“Wellington Management”), and Schroders, comprised of Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, “Schroders”). Each sub-adviser manages its segment of the Fund’s assets to correspond with its distinct investment style and strategy, as described below, in a manner consistent with the Fund’s investment objective, strategies, and restrictions. The Investment Manager may allocate assets from or towards each sub-adviser from time to time and may reallocate assets between the sub-advisers. Wellington Management and Schroders act independently of each other and each uses its own methodology for selecting investments. The Fund generally does not invest in major fossil fuel companies.
Wellington Management: For its portion of the Fund, Wellington Management uses fundamental research, bottom-up approach and analysis to identify companies it believes represent attractive investments and also address environmental challenges and/or seek to improve the efficiency of resource consumption. In doing so, Wellington Management invests the Fund’s assets in companies engaged in low carbon electricity, energy efficiency, low carbon transportation, water and resource management, and/or climate resilient infrastructure, or otherwise involved in seeking to address environmental challenges and/or improve the efficiency of resource consumption. Although Wellington Management may invest the Fund’s assets across different sectors and countries, including emerging market issuers, and has no limit on the amount it may invest in any single sector or country, it generally can be expected to emphasize investments in the utilities and industrial sectors, as these sectors tend to include companies that address environmental challenges and/or seek to improve the efficiency of resource consumption. The Fund may invest in securities of issuers of any market capitalization, including mid-capitalization and small-capitalization securities. In addition to its focus on climate stewardship, Wellington Management integrates the evaluation of financially material environmental, social and/or governance (“ESG”) factors into its investment process. Wellington Management believes the integration of these ESG factors into its investment process allows it to better assess strategic business issues that may impact the performance of a company. The factors that Wellington Management considers as part of its fundamental analysis, including the assessment of financially materially ESG factors, contribute to its overall evaluation of a company’s risk and return potential.
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Schroders: For its portion of the Fund, Schroders seeks to exploit opportunities in the securities of companies that it believes have already recognized threats posed by climate change and are embracing these challenges ahead of their peers, companies that form part of the solution to problems arising from climate change or companies that seek to benefit from efforts to accommodate or limit the impact of global climate change. These companies can typically be classified belonging to one or more themes related to climate change, including clean energy, energy efficiency, environmental resources, sustainable transportation, and low carbon leaders. Schroders currently considers a company to be a low carbon leader if such company has a low carbon cost structure relative to peers or if such company’s products/services/corporate cultures promote new, low carbon business models. Schroders relies on a fundamental, research-driven, bottom-up approach to identify issuers it believes will benefit from efforts to accommodate or limit the impact of global climate change and have the potential for capital growth. Schroders considers factors such as a company’s potential for above average earnings growth, a security’s attractive relative valuation, and whether a company has proprietary advantages. In addition, Schroders incorporates financially material ESG factors into its investment process. Schroders evaluates the impact and risk around issues such as environmental performance, labor standards and corporate governance, which it views as important in its assessment of a company’s risk and potential for profitability. Although Schroders may invest the Fund’s assets across different sectors and countries, including emerging markets, and has no limit on the amount it may invest in any single sector or country, it generally can be expected to emphasize investments in the industrial sector, as this sector tends to include companies that are beneficiaries of efforts to mitigate or adapt to the impact of climate change.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Multi-Manager Risk – The Fund’s performance depends on the ability of the Investment Manager in selecting, overseeing, and allocating Fund assets to the sub-advisers. The sub-advisers’ investment styles may not be complementary. Wellington Management and Schroders make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that one sub-adviser may purchase an investment for the Fund at the same time that the other sub-adviser sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that the sub-advisers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment.
Active Investment Management Risk – The risk that, if the sub-advisers’ investment strategies do not perform as expected, the Fund could underperform its peers or lose money.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk – Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities.
5

Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Climate Change Investment Focus Risk – The Fund’s focus on securities of issuers that seek opportunities to address or benefit from climate change may affect the Fund’s exposure to certain sectors or types of investments. The Fund’s relative investment performance may also be impacted depending on whether such sectors or investments are in or out of favor with the market. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, as well as on political support for certain environmental initiatives and developments affecting companies focused on sustainable energy and climate change solutions generally. In addition, under certain market conditions, the Fund may underperform funds that invest in a broader array of investments. The Fund’s exclusion of investments in companies with significant fossil fuel exposure, in particular, may adversely affect the Fund’s relative performance at times when such investments are performing well.
Sector Risk – The Fund’s investments may be focused in securities of companies in the utilities and industrials sectors of the securities markets, which may cause the Fund’s performance to be sensitive to developments affecting those sectors generally or companies in those sectors.
Volatility Risk – The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Regional/Country Focus Risk – To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
6

The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
•
Prior to November 8, 2019, reflect when the Fund pursued a modified strategy and Wellington Management served as the sole sub-adviser.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	24.89%	June 30, 2020
Worst Quarter Return	-21.33%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
7

Average annual total returns for periods ending December 31, 2020 (including sales charges)
		Since Inception
Share Classes	1 Year	(2/29/2016)
Class A – Return Before Taxes	33.25%	15.98%
– Return After Taxes on Distributions	32.82%	14.13%
– Return After Taxes on Distributions and Sale of Fund Shares	19.84%	12.18%
Share Classes (Return Before Taxes)
Class C	38.77%	16.99%
Class I	41.38%	17.68%
Class R3	41.21%	17.61%
Class R4	41.23%	17.50%
Class R5	41.39%	17.64%
Class R6	41.57%	17.78%
Class Y	41.34%	17.72%
Class F*	41.61%	17.74%
MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	16.25%	14.31%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-advisers are Wellington Management Company LLP (“Wellington Management”) and Schroder Investment Management North America Inc. (“SIMNA”). The Fund’s sub-sub-adviser is Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, “Schroders”).
Sub-Advisers	Portfolio Managers	Title	Involved with Fund Since
Wellington Management	Alan Hsu	Managing Director, Global Industry Analyst, and Equity Portfolio Manager	2016
	G. Thomas Levering	Senior Managing Director and Global Industry Analyst	2016
Schroders	Simon Webber, CFA	Portfolio Manager	2019
	Isabella Hervey-Bathurst	Portfolio Manager	2021
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$5,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
8

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
9

Hartford Emerging Markets Equity Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 74 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.32%	0.39%	0.24%	0.36%	0.31%	0.26%	0.14%	0.24%	0.14%
Total annual fund operating expenses	1.47%	2.29%	1.14%	1.76%	1.46%	1.16%	1.04%	1.14%	1.04%
Fee waiver and/or expense reimbursement(2)	0.02%	0.09%	0.00%	0.06%	0.01%	0.01%	0.06%	0.04%	0.06%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.45%	2.20%	1.14%	1.70%	1.45%	1.15%	0.98%	1.10%	0.98%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.45% (Class A), 2.20% (Class C), 1.20% (Class I), 1.70% (Class R3), 1.45% (Class R4), 1.15% (Class R5), 0.98% (Class R6), 1.10% (Class Y), and 0.98% (Class F). This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
10

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 689	$ 987	$ 1,307	$ 2,209
C	$ 323	$ 707	$ 1,217	$ 2,619
I	$ 116	$ 362	$ 628	$ 1,386
R3	$ 173	$ 548	$ 949	$ 2,068
R4	$ 148	$ 461	$ 796	$ 1,745
R5	$ 117	$ 367	$ 637	$ 1,408
R6	$ 100	$ 325	$ 568	$ 1,266
Y	$ 112	$ 358	$ 624	$ 1,383
F	$ 100	$ 325	$ 568	$1,266
If you did not redeem your shares:
C	$ 223	$ 707	$ 1,217	$2,619
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies in emerging markets. The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses a quantitative multifactor approach to bottom-up stock selection, using a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. The Fund will typically seek to be broadly diversified across countries, sectors and industries represented in the MSCI Emerging Markets Index, although the extent of that representation may vary. The Fund has no limit on the amount of assets that may be invested in each country. Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The Fund will invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) the Fund’s benchmark index provider designates as emerging. The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. The Fund may invest in opportunities across the market capitalization spectrum. The Fund may trade securities actively.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United
11

Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Depositary Receipts Risk – The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including depositary receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Unsponsored Depositary Receipts are also subject to the risk that there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Regional/Country Focus Risk – To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
China Investments Risk – China is an emerging market and has demonstrated significantly higher volatility from time to time in comparison to developed markets. Investments in Chinese securities, including certain Hong Kong-listed and U.S.-listed securities, subject the Fund to risks specific to China. These risks include: (i) the risk of more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in liquidity risk, price volatility, greater market execution risk, and valuation risk; (ii) the risk of currency fluctuations, currency non-convertibility, currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the risk of intervention by the Chinese government in the Chinese securities markets; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) the risk of limitations on the use of brokers; (vii) the risk of interest rate fluctuations and higher rates of inflation; (viii) the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers; and (ix) the risk of market volatility caused by any potential regional or territorial conflicts, including military conflicts, or natural or other disasters. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. It is unclear whether further tariffs and sanctions may be imposed or other escalating actions may be taken in the future, which could negatively impact the Fund. An outbreak of an infectious illness or public health threat, such as COVID-19, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy and other economies around the world, which in turn could adversely affect the Fund’s investments. As a result of different legal standards, the Fund faces the risk of being unable to enforce its rights with respect to holdings in Chinese securities.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
12

Mid Cap and Small Cap Securities Risk – Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Quantitative Investing Risk – The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
Active Trading Risk – Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Sector Risk – To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Volatility Risk – The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect the Fund’s performance when the Fund pursued a modified investment strategy prior to May 7, 2015
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
13

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	17.71%	June 30, 2020
Worst Quarter Return	-25.69%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
			Since Inception
Share Classes	1 Year	5 Years	(5/31/2011)
Class A – Return Before Taxes	3.66%	9.69%	1.83%
– Return After Taxes on Distributions	3.63%	9.57%	1.50%
– Return After Taxes on Distributions and Sale of Fund Shares	2.51%	7.90%	1.48%
Share Classes (Return Before Taxes)
Class C	7.77%	10.09%	1.67%
Class I	10.11%	11.31%	2.79%
Class R3	9.32%	10.66%	2.17%
Class R4	9.72%	10.95%	2.47%
Class R5	10.00%	11.16%	2.71%
Class R6*	10.13%	11.43%	2.88%
Class Y	10.12%	11.37%	2.85%
Class F*	10.19%	11.41%	2.84%
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	18.31%	12.81%	3.53%
*
Class R6 shares commenced operations on February 28, 2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
David J. Elliott, CFA	Senior Managing Director, Co-Director of Quantitative Investments, and Director of Quantitative Portfolio Management	2015
Mark A. Yarger, CFA	Managing Director and Quantitative Analyst	2015
14

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
15

Hartford Global Impact Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 74 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(2)	0.62%	0.61%	0.49%	0.59%	0.52%	0.49%	0.40%	0.50%	0.40%
Total annual fund operating expenses	1.49%	2.23%	1.11%	1.71%	1.39%	1.11%	1.02%	1.12%	1.02%
Fee waiver and/or expense reimbursement(3)	0.30%	0.29%	0.22%	0.30%	0.28%	0.30%	0.33%	0.33%	0.33%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Other expenses” have been restated to reflect current fees.
(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.19% (Class A), 1.94% (Class C), 0.89% (Class I), 1.41% (Class R3), 1.11% (Class R4), 0.81% (Class R5), 0.69% (Class R6), 0.79% (Class Y), and 0.69% (Class F). This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
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Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 665	$ 967	$ 1,292	$ 2,207
C	$ 297	$ 669	$ 1,168	$ 2,542
I	$ 91	$ 331	$ 590	$ 1,332
R3	$ 144	$ 510	$ 900	$ 1,994
R4	$ 113	$ 412	$ 734	$ 1,644
R5	$ 83	$ 323	$ 583	$ 1,325
R6	$ 70	$ 292	$ 531	$ 1,218
Y	$ 81	$ 323	$ 585	$ 1,334
F	$ 70	$ 292	$ 531	$1,218
If you did not redeem your shares:
C	$ 197	$ 669	$ 1,168	$2,542
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its objective by investing in equity securities of issuers located throughout the world, including non-dollar securities and securities of emerging market issuers. The Fund will normally invest at least 80% of its assets in securities of issuers that Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, determines meet its impact investing criteria.
For purposes of determining which companies meet its impact investing criteria, Wellington Management uses its proprietary research to identify companies that focus their operations in areas that it believes are likely to address major social and environmental challenges. As of March 1, 2021, these areas include sustainable agriculture and nutrition, health, clean water and sanitation, affordable housing, education and job training, financial inclusion, narrowing the digital divide, alternative energy, resource stewardship, resource efficiency, and safety and security. These areas are subject to change without notice to shareholders. Within this universe of companies, Wellington Management conducts fundamental analysis to identify what it believes to be attractive investments across economic sectors within both developed and emerging countries. As part of its fundamental analysis, Wellington Management evaluates a company’s industry structure, asset quality, business environment, management quality, balance sheet, income statement, anticipated earnings, growth prospects, revenues and dividends, and other related measures or indicators of value. In addition to its focus on impact investing and as a part of its fundamental analysis, Wellington Management integrates the evaluation of financially material environmental, social and/or governance (“ESG”) factors into its investment process. Wellington Management believes the integration of these ESG factors into its investment process allows it to better assess strategic business issues that may impact the performance of a company. The factors that Wellington Management considers as part of its fundamental analysis, including the assessment of financially materially ESG factors, contribute to its overall evaluation of a company’s risk and return potential.
In addition to identifying investment opportunities through bottom-up fundamental research, Wellington Management generally excludes companies from the Fund’s investment universe that it determines to be primarily engaged in the following businesses: tobacco, firearms, defense, nuclear, coal, petroleum, alcohol, adult entertainment and gambling. Wellington Management believes that investment in such companies does not align with its impact investing criteria.
The Fund may invest in companies of any market capitalization, including small and mid capitalization securities, located anywhere in the world, including the United States. The Fund may also invest in depositary receipts or other securities that are convertible into securities of foreign issuers and could, at times hold a portion of its assets in cash. Under normal circumstances, the Fund will invest at least 40% of its net assets in foreign securities or derivative instruments or other investments with exposure to foreign securities of at least three different countries outside the United States. During periods of unfavorable market conditions, the Fund may reduce its exposure to foreign securities, but typically will continue to invest at least 30% of its net assets in foreign securities as described above. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer
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derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk – Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Impact Investing Risk – The Fund intends to invest in companies whose core business seeks to address the world’s major social and environmental challenges. This investment focus may affect the Fund’s exposure to certain companies or industries and the Fund may forego certain investment opportunities. The Fund may underperform other funds that do not seek to invest in companies based on expected societal impact outcomes. Although the Fund seeks to identify companies that it believes seek to address major social and environmental challenges, investors may differ in their
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views of what constitutes such challenges. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Fund’s exclusion of certain investments from its investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
•
Include when the Fund operated as a feeder fund in a master feeder structure prior to October 7, 2019
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	21.97%	June 30, 2020
Worst Quarter Return	-22.72%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary
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for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
		Since Inception
Share Classes	1 Year	(2/28/2017)
Class A – Return Before Taxes	23.63%	15.43%
– Return After Taxes on Distributions	23.51%	13.48%
– Return After Taxes on Distributions and Sale of Fund Shares	14.07%	11.18%
Share Classes (Return Before Taxes)
Class C	28.84%	16.44%
Class I	31.38%	17.61%
Class R3	30.60%	17.14%
Class R4	30.92%	17.31%
Class R5	31.29%	17.54%
Class R6	31.45%	17.66%
Class Y	31.66%	17.68%
Class F	31.61%	17.70%
MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	16.25%	12.37%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Tara C. Stilwell, CFA	Senior Managing Director and Equity Portfolio Manager	2019
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$5,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
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TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Hartford International Equity Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 74 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.28%	0.30%	0.17%	0.28%	0.24%	0.20%	0.09%	0.19%	0.08%
Total annual fund operating expenses	0.99%	1.76%	0.63%	1.24%	0.95%	0.66%	0.55%	0.65%	0.54%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 645	$ 848	$ 1,067	$ 1,696
C	$ 279	$ 554	$ 954	$ 2,073
I	$ 64	$ 202	$ 351	$ 786
R3	$ 126	$ 393	$ 681	$ 1,500
R4	$ 97	$ 303	$ 525	$ 1,166
R5	$ 67	$ 211	$ 368	$ 822
R6	$ 56	$ 176	$ 307	$ 689
Y	$ 66	$ 208	$ 362	$ 810
F	$ 55	$ 173	$ 302	$677
If you did not redeem your shares:
C	$ 179	$ 554	$ 954	$2,073
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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing at least 65% of its net assets in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities or equity-related securities, including derivative investments that provide exposure to equity securities. The Fund seeks to outperform the MSCI ACWI ex USA Index. The Fund diversifies its investments among a broad range of companies in a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country. Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The Fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Fund may invest in companies of any market capitalization, and may trade securities actively.
The Fund seeks its investment objective by employing a multiple sleeve structure, which means the Fund has several components that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), manages using different investment styles. Each component sleeve has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale. Each of these sleeves is managed independently of each other. Wellington Management also may allocate a portion of the Fund’s assets in securities that Wellington Management believes may complement the risk factor biases of the other sleeves (“Risk Managed Sleeve”) and selects such securities using systematic screening methodologies. Wellington Management does not allocate a set percentage to any specific sleeve but instead seeks a flexible and diversified Fund profile. Together the strategies represent a wide range of investment philosophies that are intended to be complementary to each other, companies, industries, and market capitalizations.
Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less
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extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Regional/Country Focus Risk – To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk – Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Asset Allocation Risk – The risk that if the Fund’s strategy for allocating assets among different portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Quantitative Investing Risk – The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Active Trading Risk – Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
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The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect the Fund’s performance when the Fund pursued a modified investment strategy prior to August 13, 2015.
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	17.90%	June 30, 2020
Worst Quarter Return	-24.23%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
25

Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	3.37%	6.70%	4.55%
– Return After Taxes on Distributions	3.29%	6.37%	4.23%
– Return After Taxes on Distributions and Sale of Fund Shares	2.36%	5.32%	3.66%
Share Classes (Return Before Taxes)
Class C	7.49%	7.11%	4.36%
Class I	9.72%	8.27%	5.52%
Class R3	9.06%	7.58%	4.87%
Class R4	9.39%	7.89%	5.17%
Class R5	9.74%	8.20%	5.49%
Class R6*	9.86%	8.49%	5.66%
Class Y	9.71%	8.36%	5.60%
Class F*	9.76%	8.39%	5.58%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	10.65%	8.93%	4.92%
*
Class R6 shares commenced operations on February 28, 2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.  The Fund employs a multiple portfolio manager structure. The portfolio managers with the most significant responsibilities are set forth below.
Portfolio Manager	Title	Involved with Fund Since
Gregg R. Thomas, CFA	Senior Managing Director and Director, Investment Strategy	2013
Thomas S. Simon, CFA, FRM	Senior Managing Director and Portfolio Manager	2015
PURCHASE AND SALE OF FUND SHARES. Classes A, C, and I of the Fund are closed to new investors. No purchases of a closed share class are allowed, other than as follows: (i) purchases by shareholders of record of the Fund as of March 30, 2018 to add to their existing Fund accounts through subsequent purchases, through conversions of their shares for another share class in the Fund, or through exchanges from other Hartford mutual funds; (ii) purchases through reinvestment of dividends or capital gains distributions; (iii) purchases by existing shareholders, or exchanges into the Fund by shareholders of other Hartford mutual funds, through participation in broker/dealer wrap-fee programs (i.e., certain approved broker/dealer wrap-fee programs can place new shareholders into the Fund); (iv) purchases by qualified employee benefit plans, such as 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans) that have made the Fund available to participants on or before March 30, 2018; (v) purchases by certain financial institutions or financial intermediary firms that have been approved by Hartford Funds Distributors, LLC to purchase shares of the Fund on behalf of their client; (vi) purchases, including through reinvestment of dividends or capital gains distributions, by any shareholder who receives shares of the Fund as part of a reorganization; and (vii) purchases through an approved broker-dealer by: employees of Hartford Funds Management Company, LLC and its affiliates, employees of Wellington Management, and directors of The Hartford Mutual Funds, Inc. Please see the section entitled “Classes of Shares” in the Fund’s statutory prospectus for more information.
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Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
27

The Hartford International Growth Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 74 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.32%	0.35%	0.19%	0.33%	0.27%	0.21%	0.11%	0.22%	0.11%
Total annual fund operating expenses	1.36%	2.14%	0.98%	1.62%	1.31%	1.00%	0.90%	1.01%	0.90%
Fee waiver and/or expense reimbursement(2)	0.06%	0.09%	0.00%	0.05%	0.04%	0.00%	0.05%	0.06%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.30%	2.05%	0.98%	1.57%	1.27%	1.00%	0.85%	0.95%	0.85%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.30% (Class A), 2.05% (Class C), 1.00% (Class I), 1.57% (Class R3), 1.27% (Class R4), 1.00% (Class R5), 0.85% (Class R6), 0.95% (Class Y), and 0.85% (Class F). This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
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Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 675	$ 951	$ 1,248	$ 2,090
C	$ 308	$ 661	$ 1,141	$ 2,465
I	$ 100	$ 312	$ 542	$ 1,201
R3	$ 160	$ 506	$ 877	$ 1,918
R4	$ 129	$ 411	$ 714	$ 1,575
R5	$ 102	$ 318	$ 552	$ 1,225
R6	$ 87	$ 282	$ 494	$ 1,103
Y	$ 97	$ 316	$ 552	$ 1,231
F	$ 87	$ 282	$ 494	$1,103
If you did not redeem your shares:
C	$ 208	$ 661	$ 1,141	$2,465
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in companies that Wellington Management Company LLP (“Wellington Management”) believes are globally competitive and exhibit the potential for growth. Under normal circumstances, the Fund invests at least 65% of its net assets in equity securities, including non-dollar securities, of foreign issuers. The Fund diversifies its investments among a number of different sectors and countries throughout the world, with no limit on the amount of assets that may be invested in each sector or country. Although some consideration is given to ensuring sector and country diversification, allocation of investments among sectors and countries is primarily the result of security selection. The Fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets as a percentage of its net assets up to the greater of: (a) 30% or (b) the weight of emerging markets in the MSCI ACWI ex USA Growth Index plus 15%. The Fund may invest in securities of any market capitalization, but tends to focus on companies with market capitalizations greater than $3 billion. The Fund may trade securities actively. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
29

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Regional/Country Focus Risk – To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk – Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Growth Investing Style Risk – If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Sector Risk – To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Active Trading Risk – Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent
30

that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	20.99%	June 30, 2020
Worst Quarter Return	-20.88%	September 30, 2011
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
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Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	16.28%	10.05%	7.24%
– Return After Taxes on Distributions	15.41%	9.46%	6.94%
– Return After Taxes on Distributions and Sale of Fund Shares	10.24%	7.94%	5.89%
Share Classes (Return Before Taxes)
Class C	21.13%	10.47%	7.05%
Class I	23.49%	11.67%	8.20%
Class R3	22.76%	11.01%	7.63%
Class R4	23.11%	11.33%	7.96%
Class R5	23.51%	11.68%	8.28%
Class R6*	23.61%	11.79%	8.37%
Class Y	23.48%	11.72%	8.34%
Class F*	23.65%	11.75%	8.24%
MSCI ACWI ex USA Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	22.20%	11.97%	6.94%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	10.65%	8.93%	4.92%
*
Class R6 shares commenced operations on February 28, 2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Matthew D. Hudson, CFA	Senior Managing Director and Equity Portfolio Manager	2018
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
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TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
33

The Hartford International Opportunities Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 74 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.22%	0.24%	0.13%	0.26%	0.20%	0.15%	0.05%	0.14%	0.04%
Total annual fund operating expenses	1.13%	1.90%	0.79%	1.42%	1.11%	0.81%	0.71%	0.80%	0.70%
Fee waiver and/or expense reimbursement(2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.13%	1.90%	0.79%	1.42%	1.11%	0.81%	0.71%	0.77%	0.70%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class Y as follows: 0.07%. This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
34

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 659	$ 889	$ 1,138	$ 1,849
C	$ 293	$ 597	$ 1,026	$ 2,222
I	$ 81	$ 252	$ 439	$ 978
R3	$ 145	$ 449	$ 776	$ 1,702
R4	$ 113	$ 353	$ 612	$ 1,352
R5	$ 83	$ 259	$ 450	$ 1,002
R6	$ 73	$ 227	$ 395	$ 883
Y	$ 79	$ 252	$ 441	$ 987
F	$ 72	$ 224	$ 390	$871
If you did not redeem your shares:
C	$ 193	$ 597	$ 1,026	$2,222
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 65% of its net assets in equity securities, including non-dollar securities, of foreign issuers. The Fund diversifies its investments among a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country. The securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The Fund may invest in companies domiciled in emerging markets as a percentage of its net assets up to the greater of: (a) 25% or (b) the weight of emerging markets in the MSCI ACWI ex USA Index plus 10%. The Fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in mid and large capitalization companies. The Fund may trade securities actively.
The sub-adviser, Wellington Management Company LLP (“Wellington Management”), seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mispriced by the market due to short-term issues. Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. As part of its fundamental analysis, Wellington Management evaluates a company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value, including the evaluation of financially material environmental, social, and/or governance (“ESG”) factors based on Wellington Management’s proprietary ESG research. Wellington Management believes the integration of financially material ESG factors into its investment process allows it to better evaluate a company on its ability to improve or sustain its future returns over time. The factors that Wellington Management considers as part of its fundamental analysis, including the assessment of financially materially ESG factors, contribute to its overall evaluation of a company’s risk and return potential. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
35

Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid-Cap Securities Risk – The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Large Cap Securities Risk – The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the sub-adviser’s investment strategy, the sub-adviser evaluates certain factors as part of its fundamental analysis, including financially material ESG factors. The analysis of these factors may not work as intended. ESG factors are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be ESG companies (or issuers) or have high ESG ratings.
Active Trading Risk – Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Sector Risk – To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Regional/Country Focus Risk – To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
36

Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	20.80%	June 30, 2020
Worst Quarter Return	-22.01%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
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Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	13.65%	7.68%	5.60%
– Return After Taxes on Distributions	13.66%	7.21%	4.88%
– Return After Taxes on Distributions and Sale of Fund Shares	8.27%	6.03%	4.37%
Share Classes (Return Before Taxes)
Class C	18.29%	8.08%	5.41%
Class I	20.66%	9.23%	6.55%
Class R3	19.89%	8.58%	5.93%
Class R4	20.29%	8.92%	6.25%
Class R5	20.59%	9.24%	6.57%
Class R6*	20.75%	9.37%	6.68%
Class Y	20.62%	9.31%	6.66%
Class F*	20.74%	9.32%	6.59%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	10.65%	8.93%	4.92%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Nicolas M. Choumenkovitch	Senior Managing Director and Equity Portfolio Manager	2000
Tara C. Stilwell, CFA	Senior Managing Director and Equity Portfolio Manager	2008
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
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TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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The Hartford International Value Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 74 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.18%	0.19%	0.13%	0.28%	0.23%	0.15%	0.06%	0.13%	0.06%
Total annual fund operating expenses	1.23%	1.99%	0.93%	1.58%	1.28%	0.95%	0.86%	0.93%	0.86%
Fee waiver and/or expense reimbursement(2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.23%	1.99%	0.93%	1.58%	1.28%	0.95%	0.86%	0.92%	0.86%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class Y as follows: 0.06%. This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
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Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 668	$ 919	$ 1,188	$ 1,957
C	$ 302	$ 624	$ 1,073	$ 2,317
I	$ 95	$ 296	$ 515	$ 1,143
R3	$ 161	$ 499	$ 860	$ 1,878
R4	$ 130	$ 406	$ 702	$ 1,545
R5	$ 97	$ 303	$ 525	$ 1,166
R6	$ 88	$ 274	$ 477	$ 1,061
Y	$ 94	$ 295	$ 514	$ 1,142
F	$ 88	$ 274	$ 477	$1,061
If you did not redeem your shares:
C	$ 202	$ 624	$ 1,073	$2,317
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 65% of its net assets in equity securities of foreign issuers, including non-dollar securities and securities of emerging market issuers. The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses fundamental analysis to screen for companies it believes represent attractive investments due to low price, low valuation and/or low market expectations. The sub-adviser focuses on stocks that trade at a discount to market value that the sub-adviser believes are undervalued. The Fund may invest among a number of different sectors and countries throughout the world with no limit on the amount of assets that may be invested in any one sector or country. The Fund may invest in securities of issuers of any market capitalization, including small capitalization securities. The Fund may invest up to 25% of its net assets in issuers that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
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Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Value Investing Style Risk – Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk – Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Regional/Country Focus Risk – To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Japan Risk – The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively impact the Fund. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis.
Sector Risk – To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent
42

that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	20.87%	December 31, 2020
Worst Quarter Return	-34.61%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
43

Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-11.44%	3.90%	4.48%
– Return After Taxes on Distributions	-11.45%	2.80%	3.75%
– Return After Taxes on Distributions and Sale of Fund Shares	-6.36%	3.02%	3.61%
Share Classes (Return Before Taxes)
Class C	-7.91%	4.35%	4.35%
Class I	-5.95%	5.44%	5.44%
Class R3	-6.60%	4.74%	4.79%
Class R4	-6.33%	5.06%	5.10%
Class R5	-6.02%	5.39%	5.42%
Class R6*	-5.90%	5.51%	5.70%
Class Y	-5.95%	5.48%	5.68%
Class F*	-5.89%	5.50%	5.47%
MSCI EAFE Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	-2.63%	4.20%	3.37%
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	7.82%	7.45%	5.51%
*
Class R6 shares commenced operations on February 28, 2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
James H. Shakin, CFA	Senior Managing Director and Equity Portfolio Manager	2013
Andrew M. Corry, CFA	Senior Managing Director and Equity Portfolio Manager	2013
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds
44

transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Additional Information Regarding Investment Strategies and Risks
Information about the investment objective and principal investment strategy for each of Hartford Climate Opportunities Fund (the “Climate Opportunities Fund”), Hartford Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”), Hartford Global Impact Fund (the “Global Impact Fund”), Hartford International Equity Fund (the “International Equity Fund”), The Hartford International Growth Fund (the “International Growth Fund”), The Hartford International Opportunities Fund (the “International Opportunities Fund”), and The Hartford International Value Fund (the “International Value Fund”) (each, a “Fund,” and collectively, the “Funds”) is provided in each Fund’s summary section. Additional information regarding the principal investment strategy and other investment policies for each Fund is provided below.
Climate Opportunities Fund
The Fund’s sub-advisers, Wellington Management and Schroders, select investments among those companies that they expect will seek opportunities to address or benefit from climate change, which include but are not limited to companies classified as promoting clean and/or efficient energy, sustainable transportation, and water and/or resource management, companies exhibiting low-carbon leadership, and businesses that service such companies. Each of Wellington Management and Schroders acts independently of the other and uses its own fundamental research and analysis as the basis for selecting investments. Each sub-advisers’ fundamental analysis considers a company’s political/regulatory environment, quality of management, industry and business segment exposure to climate change, and competitive dynamics to assess the company’s ability to create value and sustain a competitive advantage from the effects of global climate change. Furthermore, a company’s balance sheet and income statement are examined to determine the quality and stability of the company’s earnings and the potential for those earnings to grow. Each sub-adviser may also consider the research provided by industry/sector analysts who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
With respect to Wellington Management’s ESG considerations discussed in the summary section, Wellington Management believes that financially material ESG factors and risks can affect a company’s financial performance and competitiveness. Wellington Management considers these ESG factors as part of its broader analysis of individual companies, using inputs from Wellington Management’s team of ESG analysts to help identify global best practices, prepare for company engagement and collaborate on new research inputs. Wellington Management’s ESG team applies a systematic ESG ratings methodology as a starting point for deeper research and engagement by members of the ESG team or the portfolio management team. Wellington Management may place more weight on a factor depending on the nature of the security, but the factors Wellington Management generally evaluates may include ownership structure, board structure and membership, capital allocation track record, management incentives, labor relations history, and climate risks. Wellington Management seeks a better understanding of these ESG factors through fundamental analysis and management engagement, incorporating the factors into its assessments, and seeking to avoid investments in securities where the ESG risk might be under-represented in the price of the security. Wellington Management also believes that active engagement with companies can support changes in corporate behavior and actions that benefit and help mitigate these ESG risks or factors.
With respect to Schroders’ ESG considerations discussed in the summary section, Schroders integrates financially material ESG criteria into all phases of the investment process, from stock selection to portfolio construction and engagement. Schroders believes that this ESG assessment, which is integrated with more traditional methods, is an important consideration to understand the potential of a company. Schroders engages with management of certain issuers regarding corporate governance practices as well as what Schroders deems to be materially important environmental and/or social issues facing a company. The emphasis that Schroders places on various factors when purchasing and selling securities for the Fund may change with changes in the markets. Schroders does not generally invest in companies whose core business is focused on producing cluster munitions, anti-personnel mines, chemical weapons and biological weapons; Schroders believes these types of companies present sustainability risks that are detrimental to returns.
The Fund invests in global stocks of all market capitalizations, particularly those that seek to address or benefit from the effects of climate change, aiming to outperform the broader global markets over the long term. The Fund’s sub-advisers may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts, futures and options, and similar derivatives instruments. The Fund may also invest in other investment companies (including exchange traded funds), real estate investment trusts (REITs), exchange traded notes, depositary receipts, and restricted securities.
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Emerging Markets Equity Fund
When evaluating to buy and sell securities, the characteristics that Wellington Management considers include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality. The factors used may vary by industry sector. Wellington Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.
In pursuit of its principal investment strategy, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, futures, options, forward currency contracts and similar derivative instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds), real estate investment trusts (REITs), exchange traded notes, and restricted securities.
global impact Fund
The Fund’s sub-adviser, Wellington Management, seeks to invest the Fund’s assets in companies that focus their operations in areas that Wellington Management believes are likely to address major social and environmental challenges. Within this universe of companies, Wellington Management conducts fundamental analysis to identify what it believes to be attractive investments across economic sectors within both developed and emerging countries. This fundamental analysis considers a company’s political/regulatory environment, quality of management, and competitive dynamics to assess the company’s ability to create value and sustain a competitive advantage. Furthermore, a company’s balance sheet and income statement are examined to determine the quality and stability of the company’s earnings and the potential for those earnings to grow. Asset allocation decisions are actively managed and are based upon Wellington Management’s judgment of the relative attractiveness of various investment opportunities. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. As part of the asset allocation decision making process, Wellington Management implements global impact thematic ideas based on macroeconomic and structural trends derived from its research.
In pursuit of its principal investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, futures, options, swaps and similar derivative instruments or combinations thereof.
As of March 1, 2021, the primary areas that Wellington Management believes are likely to address major social and environmental challenges are listed below:
•
sustainable agriculture and nutrition, including state-of-the-art irrigation systems, smallholder agricultural equipment, genomic research to enhance farmer’s livestock breeding efforts, and businesses that enhance sustainable food and nutrition;
•
health, with a focus on best-in-class companies and approaches that are likely to deliver disruptive innovations in healthcare technologies or services aimed at serious illnesses and health improvements aimed at large, under-served populations;
•
clean water and sanitation, such as companies offering access to new technologies aimed at improving efficiency of water use, water desalination, and improved infrastructure that cuts leakages and helps reach growing populations;
•
affordable housing, with a focus on businesses that would attempt to elicit efforts across governments, multilateral agencies, philanthropic agencies, investors, and companies to facilitate the maintenance and plentiful construction of low-cost housing, to remove obstacles to credit availability for the underserved population, and to manage services for lower-budget entities, including community groups, local charities, the elderly, and the disabled;
•
education and job training, including affordable early education, private provision of accessible, high-quality primary, secondary, and tertiary education, and companies seeking to address literacy and educational funding concerns;
•
financial inclusion, such as by offering simple, appropriate and inclusive products, flexible and convenient access, and providing financial literacy programs and financial counseling;
•
narrowing the digital divide, by, for example, establishing mobile phone operators in developing countries, bringing wireless broadband service to rural communities, and offering lower cost internet services;
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•
alternative energy, with an emphasis on changing how energy is consumed and produced through renewable power sources like wind farms, solar plants, and hydroelectricity;
•
resource stewardship, including waste-to-power generation, waste clean-up operations, and bio-based products derived renewable resources;
•
resource efficiency, such as smart-metering technology for gas, water, and electricity, intelligent power grid management technology, and energy efficient innovations like LED lighting;
•
providing safety and security solutions for cybersecurity, home and workplace safety, water, food, pharmacological testing, and road and driver safety – specifically, advanced driver-assistance systems (ADAS) and autonomous vehicle (AV) technology; and
•
multi-theme, which includes companies that are not focused specifically on any one of the above listed themes, but may focus on several themes and/or provide services to impact companies.
The areas noted in the list above may change from time to time without shareholder notice.
In addition to its focus on impact investing, Wellington Management believes financially material ESG factors and risks can affect a company’s financial performance and competitiveness. Wellington Management considers ESG factors as part of its broader analysis of individual companies, using inputs from its team of ESG analysts to help identify global best practices, prepare for company engagement and collaborate on new research inputs. Wellington Management’s ESG team applies a systematic ESG ratings methodology as a starting point for deeper research and engagement by members of the ESG team or the portfolio management team. Wellington Management may place more weight on a factor depending on the nature of the security, but the factors Wellington Management generally evaluates may include ownership structure, board structure and membership, capital allocation track record, management incentives, labor relations history, and climate risks. Wellington Management seeks a better understanding of these ESG factors through fundamental analysis and management engagement and incorporating the factors into its assessments. Wellington Management also believes that active engagement with companies can support changes in corporate behavior and actions that benefit and help mitigate these ESG risks or factors.
International equity Fund
Wellington Management chooses certain equity securities in which the Fund invests using what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
Wellington Management also employs systematic screening methodologies to select equity securities based on factors that include, but are not limited, to their volatility, quality, value, growth, and momentum risk factor characteristics.
In pursuit of its principal investment strategy, the Fund may also invest in private placements and may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts, futures, options and similar derivatives instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes (ETNs), real estate investment trusts (REITs), depositary receipts, and restricted securities.
International growth Fund
Wellington Management researches the universe of international equity investments to identify companies it believes exhibit the potential for growth. As part of this analysis, Wellington Management seeks to identify companies that it believes exhibit visible and imminent inflection points that can result in earnings growth and margin expansion. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies in which it invests. Wellington
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Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts and similar derivative instruments or combinations thereof. The Fund may also invest in depositary receipts, other investment companies (including exchange traded funds), real estate investment trusts (REITs), exchange traded notes and restricted securities.
International opportunities Fund
Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. As part of its fundamental analysis, Wellington Management evaluates a company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management’s proprietary research takes into account each company’s long-term history as well as Wellington Management’s analysts’ forward-looking estimates, which allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors. With respect to the ESG considerations discussed in the summary section, Wellington Management views financially material ESG factors as an important component of its investment process as it believes companies that are thoughtful and deliberate around how they take material ESG considerations into account are more likely to improve or sustain their future returns over time. Wellington Management collaborates with its dedicated ESG team, who provide industry specific research, and incorporates their analysis and perspectives into the stock selection framework for the Fund. Wellington Management also takes into consideration a variety of factors when assessing ESG risks. Some of these factors include corporate governance factors, such as compensation and board diversity, as well as what Wellington Management deems to be materially important social and environment topics, such as the strength of a company’s culture as well as how companies are managing their impact on climate change. The dedicated ESG team also assists Wellington Management in its identification of global best practices, preparation for company engagement, and research related to voting proxies, as well as collaborates on new research paths. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts and similar derivative instruments or combinations thereof. The Fund may also invest in depositary receipts, other investment companies (including exchange traded funds), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
International value Fund
The securities in which the Fund may invest include depositary receipts, real estate related securities, convertible bonds, preferred stock, rights, warrants, other investment companies (including exchange-traded funds), and similar liquid equity equivalents, as well as debt securities, cash and cash equivalents, and derivative instruments. The Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, swaps, forward contracts, options, currency derivatives (including currency forwards, futures, options and spot transactions) and similar derivative instruments or combinations thereof. The Fund may also invest in exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Wellington Management employs a “bottom-up” approach to investing, which uses fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies that Wellington Management believes have above average total return prospects but currently have low market expectations, trade at low relative price and have low absolute valuations relative to history. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research
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to help evaluate a company’s risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. When making investments, Wellington Management seeks companies that it believes are overlooked or misunderstood in viable, growing businesses with solid financial strength. In addition, typical candidates for investment are often in industries that Wellington Management believes are temporarily out of favor and under-researched by institutions.
Portfolio construction is driven primarily by security selection. Secondary consideration is given to economic analysis in establishing sector and industry weightings.
Foreign and Emerging Market Investments
Fund Assets Sub-Advised by Wellington Management
Unless stated otherwise in a Fund’s principal investment strategy, investments are deemed to be “foreign” (a) if an issuer’s domicile or location of headquarters is in a foreign country or (b) it is a foreign currency. Unless stated otherwise in a Fund’s principal investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) the Fund’s benchmark index provider designates as emerging. Unless stated otherwise in a Fund’s principal investment strategy, investments are deemed to be “emerging” (a) if an issuer’s domicile or location of headquarters is in an emerging market; or (b) it is an emerging market currency.
Climate Opportunities Fund Assets Sub-Advised by Schroders
With respect to the Schroders’ segment of the Climate Opportunities Fund, it will consider an issuer to be located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if it is determined that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country. With respect to Schroders’ segment of the Climate Opportunities Fund, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies), (2) having per capita income in the low to middle ranges, as determined by the World Bank, or (3) the Fund’s benchmark index provider designates as emerging. Emerging market countries also include countries that Schroders considers to be emerging market countries based on its evaluation of their level of economic development or the size and experience of their securities markets.
Use of Cash or Money Market Investments
Each Fund may participate in a cash sweep program whereby a Fund’s uninvested cash balance is used to purchase shares of affiliated or unaffiliated money market funds or cash management pooled investment vehicles at the end of each day. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Each Fund may also invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market funds for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, each Fund may invest some of its assets in these instruments to maintain liquidity, for cash management purposes, or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings.
Consequences of Portfolio Trading Practices
A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.
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Participation in Securities Lending Activities
Each Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1∕3%) of the value of its total assets.
About Each Fund’s Investment Objective
Each Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund. Each Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.
Investment Policies
Each of Climate Opportunities Fund, Emerging Markets Equity Fund, Global Impact Fund, and International Equity Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section (“80% Policy”). This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. In addition, a Fund may specify a market capitalization range for acquiring portfolio securities. If a security that is within the range at the time of purchase later falls outside the range, which may happen due to market fluctuation, the Fund may continue to hold the security. However, this change in market capitalization could affect the Fund’s flexibility in making additional investments in securities of the applicable issuer. A Fund’s 80% Policy is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of a Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% Policy covered by Rule 35d-1.
Operational Risks Associated with Cybersecurity
A Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cybersecurity breaches of those technological or information systems. Cybersecurity breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a Fund and/or its service providers to suffer data corruption or lose operational functionality. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage.
Additional Investment Strategies and Risks
Each Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Funds’ Combined Statement of Additional Information (“SAI”), which may be obtained free of charge by contacting the Funds (see back cover for address, phone number and website address).
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More Information About Risks
The principal and certain additional risks of investing in each Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. Many factors affect each Fund’s performance. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each Fund have varying degrees of risk. The SAI contains more detailed information about the Funds’ investment policies and risks.
√ Principal Risk X Additional Risk	Climate Opportunities Fund	Emerging Markets Equity Fund	Global Impact Fund	International Equity Fund	International Growth Fund	International Opportunities Fund	International Value Fund
Active Investment Management Risk	√	√	√	√	√	√	√
Active Trading Risk		√		√	√	√
Asset Allocation Risk				√
China Investments Risk	X	√	X	X	X	X	X
China A Shares Risk	X	X	X	X	X	X	X
Climate Change Investment Focus Risk	√
Counterparty Risk	X	X	X	X	X	X	X
Credit Risk	X
Currency Risk	√	√	√	√	√	√	√
Depositary Receipts Risk	X	√	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X
Forward Currency Contracts Risk	X	X		X	X	X	X
Futures and Options Risk	X	X	X	X
Hedging Risk	X	X	X	X	X	X	X
Swaps Risk			X
Equity Risk	√	√	√	√	√	√	√
Large Cap Securities Risk	X	X	X	X	X	√	X
Mid Cap Securities Risk	√	√	√	√	√	√	√
Small Cap Securities Risk	√	√	√	√	√	X	√
Exchange Traded Notes Risk	X	X	X	X	X	X	X
Foreign Investments Risk	√	√	√	√	√	√	√
Emerging Markets Risk	√	√	√	√	√	√	√
Growth Investing Style Risk					√
Illiquid Investments Risk	X	X	X	X	X	X	X
Impact Investing Risk			√
Japan Risk	X	X	X	X	X	X	√
Large Shareholder Transaction Risk	√	√	√	√	√	√	√
LIBOR Risk	X	X	X	X	X	X	X
Market Risk	√	√	√	√	√	√	√
Multi-Manager Risk	√
Other Investment Companies Risk	X	X	X	X	X	X	X
Private Placement Risk			X	X
Quantitative Investing Risk		√		√
Real Estate Related Securities Risk	X	X	X	X	X	X	X
Regional/Country Focus Risk	√	√		√	√	√	√
Restricted Securities Risk	X	X	X	X	X	X	X
Sector Risk	√	√			√	√	√
Securities Lending Risk	√	√	√	√	√	√	√
Use as an Underlying Fund Risk	X	X	X	X	X	X	X
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√ Principal Risk X Additional Risk	Climate Opportunities Fund	Emerging Markets Equity Fund	Global Impact Fund	International Equity Fund	International Growth Fund	International Opportunities Fund	International Value Fund
Valuation Risk	X	X	X	X	X	X	X
Value Investing Style Risk							√
Volatility Risk	√	√
ACTIVE INVESTMENT MANAGEMENT RISK – The risk that, if the investment decisions and strategy of the portfolio manager(s) do not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the judgment of the portfolio manager(s) about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio manager(s)’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. In addition, to the extent a Fund allocates a portion of its assets to specialist portfolio managers, the styles employed by the different portfolio managers may not be complementary, which could adversely affect the Fund’s performance.
The financially material ESG factors that may be evaluated as part of a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG factors are not the only factors that may be considered by the portfolio manager(s) and as a result, the companies (or issuers) in which a Fund invests may not be considered ESG companies (or issuers) or have high ESG ratings. Further, the regulatory landscape with respect to ESG investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration.
ACTIVE TRADING RISK – Active trading could increase a Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may also adversely affect Fund performance.
ASSET ALLOCATION RISK – Asset allocation risk is the risk that, if a Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its investment objective or may underperform other funds with similar investment strategies. Certain Funds employ a multiple portfolio manager structure and combine different strategies into a single fund. The investment styles employed by the portfolio managers of these Funds may not be complementary, which could adversely affect the performance of such Funds.
CHINA INVESTMENTS RISK – Investment in Chinese securities subjects a Fund to risks specific to China. China may be subject to significant economic, political and social instability. China is an emerging market and has demonstrated significantly higher volatility from time to time in comparison to developed markets. Investments in securities of Chinese issuers, including issuers located outside of China that generate significant revenues from China as well as offshore listed shares of Chinese issuers, involve certain risks and considerations not typically associated with investments in the U.S. securities markets. These risks include: (i) the risk of more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in liquidity risk, price volatility, greater market execution risk, and valuation risk; (ii) the risk of currency fluctuations, currency non-convertibility, currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the risk of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; (iv) the risk of losses due to expropriation, nationalization, or confiscation of assets and property, the imposition of restrictions on foreign investments and on repatriation of capital invested; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) the risk of limitations on the use of brokers; (vii) the risk of interest rate fluctuations and higher rates of inflation; (viii) the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as a Fund) from investing in certain Chinese issuers; and (ix) the risk of market volatility caused by any potential regional or territorial conflicts, including military conflicts, or natural or other disasters. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. China has privatized, or has begun a process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to renationalization of such privatized entities. There is no assurance that similar losses will not recur. In addition, previously the Chinese government has from time to time taken
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actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.
China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in the Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. It is unclear whether further tariffs and sanctions may be imposed or other escalating actions may be taken in the future, which could negatively impact a Fund. An outbreak of an infectious illness or public health threat, such as the coronavirus, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy and other economies around the world, which in turn could adversely affect a Fund’s investments.
On November 12, 2020, President Trump signed Executive Order 13959 prohibiting U.S. Persons from engaging in any transaction in publicly traded securities in “Communist Chinese military companies” (“CCMCs”), effective January 11, 2021. The executive order also prohibits transactions in any securities that are derivative of any publicly traded securities in CCMCs as well as transactions designed to provide investment exposure to such securities. The prohibitions in the executive order, although targeted in scope, apply to transactions involving securities of some of the largest companies in China, including companies involved in the aerospace, shipbuilding, construction and technology sectors. It is uncertain how these prohibitions will affect the Funds or their investments and whether any future similar prohibitions will be enacted.
CHINA A SHARES RISK – The China A shares market has a higher propensity for trading suspensions than many other global equity markets. In addition, the Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which impacts a Fund’s ability to trade in China A shares during those periods. Investing in China A shares is subject to trading, clearance, settlement and other procedures, which could pose risks to the Fund. Trading through Stock Connect is currently subject to a daily quota, which may restrict a Fund’s ability to invest in China A Shares through Stock Connect on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in China A shares through Stock Connect may subject a Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. The QFII Programs are subject to the risk that once obtained the QFII Programs license may be revoked or restricted with respect to a Fund or the Fund may be impacted by the rules, restrictions and quota limitations connected to reliance on a QFII Programs license. In difficult market conditions, a Fund may not be able to sell its investments easily or at all, which could affect Fund performance and the Fund’s liquidity. The QFII Programs are subject to custody, settlement and other risks. Cash deposited in the cash account of a Fund with the QFII custodian will not be segregated, but will be commingled with cash belonging to other clients of the QFII custodian. In the event of bankruptcy or liquidation of the QFII custodian, a Fund may face difficulty and/or encounter delays in recovering such cash, or may not be able to recover it in full or at all, in which case a Fund will suffer losses. As a result of QFII regulations, it is likely that only one or a small number of PRC broker(s) will be appointed with respect to each exchange in the PRC (which may be the same broker(s)). This may impact a Fund’s ability to achieve best execution on its trades of China A shares, and may also make a Fund more susceptible to credit loss or trading disruption. A Fund may also incur losses due to the acts or omissions of the PRC brokers in the execution or settlement of any transaction or in the transfer of any funds or securities. China A shares purchased under the QFII regime can only be purchased on a pre-funded basis.
PRC Tax Laws – Under current PRC tax laws, regulations and practice, a Fund, the Investment Manager and/or the sub-adviser(s) may be subject to PRC tax, directly or indirectly, with respect to the assets held through Stock Connect and/or the QFII Programs. A Fund will be responsible to reimburse Investment Manager and/or the sub-adviser(s) for all PRC taxes and duties of any kind incurred by Investment Manager and/or the sub-adviser(s) and attributable to the assets of a Fund held through Stock Connect and/or the QFII Programs. The tax law and regulations of the PRC are constantly changing, and they may be changed with retrospective effect. The interpretation and applicability of the tax law and regulations by tax authorities are not as consistent and
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transparent as those of more developed nations, and may vary from region to region. Moreover, the PRC taxes and duties payable by the Investment Manager and/or the sub-adviser(s) and which are to be reimbursed by a Fund to the extent attributable to the assets held through Stock Connect and/or the QFII Programs may change at any time.
The treatment of tax under the Investment Regulations (defined below) is not clear. Accordingly, where the relevant regulations applicable to the QFII Programs and Stock Connect (“Investment Regulations”) require a custodian, clearing house, any other agent stipulated by such rules to withhold any tax, or where such custodian, clearing house, any other agent has a reasonable basis for believing that such withholding may be required, the custodian, clearing house and any other agent may do so at the rate required by the regulation, or if in the custodian’s opinion the Investment Regulations are not clear on the rate, at such rate as the custodian, clearing house, and any other agent may, reasonably determine to be appropriate. Tax may be withheld on a retroactive basis. Given the uncertainty surrounding a Fund’s potential PRC tax liabilities or reimbursement obligations, the net asset value of the Fund on any business day may not accurately reflect such liabilities.
There are currently temporary tax exemptions and non-taxable treatments in respect of assets traded via Stock Connect and QFII Programs. There is no guarantee that such temporary tax exemptions or non-taxable treatment with respect to assets traded via Stock Connect and the QFII Programs will continue to apply, will not be repealed and re-imposed retrospective, or that no new tax regulations and practice in China specifically relating to such programs will not be promulgated in the future. Such uncertainties may operate to the advantage or disadvantage of shareholders in a Fund and may result in an increase or decrease in net asset value of the Fund.
CLIMATE CHANGE INVESTMENT FOCUS RISK – The Fund’s focus on securities of issuers that seek opportunities to address or benefit from climate change may affect the Fund’s exposure to certain sectors or types of investments. The Fund’s relative investment performance may also be impacted depending on whether such sectors or investments are in or out of favor with the market. Certain companies focused on sustainable energy and climate change solutions maybe dependent on, and significantly affected by, developing technologies, short product life cycles, competition from new market entrants, fluctuations in energy prices and supply and demand of alternative energy sources. These companies also may be dependent on the government policies of U.S. and foreign governments, including tax incentives and subsidies, as well as on political support for certain environmental initiatives. In addition, under certain market conditions, a Fund may underperform funds that invest in a broader array of investments. A Fund’s exclusion of investments in companies with significant fossil fuel exposure, in particular, may adversely affect the Fund’s relative performance at times when such investments are performing well.
COUNTERPARTY RISK – With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. A Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty. Over-the-counter derivatives may not offer a Fund the same level of protection as exchange traded derivatives.
CREDIT RISK – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
CURRENCY RISK – The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market
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countries. In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies and renminbi (“RMB”) exchange rates in China, which may adversely affect the operations and financial results of a Fund’s investments in China. At times, there may be insufficient offshore RMB for a Fund to remain fully invested in Chinese equities.
DEPOSITARY RECEIPTS RISK – A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Fund may invest in Depositary Receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Certain Funds may also invest in Global Depositary Notes (“GDNs”), a form of depositary receipt. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local bonds; however, they trade, settle, and pay interest and principal in U.S. Dollars. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary and holders of GDNs may have limited rights. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. A Fund may invest in, Chinese Depositary Receipts (“CDRs”) or other similar securities representing ownership of foreign listed securities. Generally, CDRs, in registered from, are designed for use in the Chinese securities markets. CDRs may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations.
DERIVATIVES RISK – A Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by a Fund depends on the sub-adviser’s judgment with respect to a number of factors and a Fund’s performance could be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:
Counterparty/Credit Risk - The risk that the party on the other side of the transaction will be unable to honor its financial obligation to a Fund.
Currency Risk - The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage Risk - The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity Risk - The risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately.
Index Risk - If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, a Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.
Regulatory Risk - Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. In October 2020, the SEC adopted new regulations applicable to a Fund’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments that will, among other things, require a Fund to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of directors of the Fund. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of the new rule. The SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, as discussed herein, effective at the time that the Fund complies with the new rule.
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The new rule could impact the effectiveness or raise the costs of a Fund’s derivatives transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect Fund performance and cause the Fund to lose value. Compliance with the new rule will be required in August 2022.
Tax Risk - The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.
Short Position Risk - A Fund may also take a short position in a derivative investment, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.
Certain Funds may invest a significant portion of their assets in derivative instruments. If a Fund does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
FORWARD CURRENCY CONTRACTS RISK – A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow a Fund to establish a fixed rate of exchange for a future point in time. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. A Fund could also lose money when the contract is settled. A Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
FUTURES AND OPTIONS RISKS – An option is an agreement that, for a premium payment or fee, gives the purchaser the right but not the obligation to buy or sell the underlying asset at a specified price during a period of time or on a specified date, or receive a cash settlement payment. A future is a contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specific amount of an asset at a specified future date at a specified price, or make a cash settlement payment. Futures and options are subject to the risk that the sub-adviser may incorrectly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors that may affect the value of the underlying asset. Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities. Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to a Fund from using the strategy. Futures and options may also involve the use of leverage as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options transactions may be effected on securities exchanges, in the case of certain options, or in the over-the-counter market. When options are purchased over-the-counter, a Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the contract. Futures and options may also be illiquid, and in such cases, a Fund may have difficulty closing out its position or valuing the contract. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
HEDGING RISK – Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
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SWAPS RISK – Swap agreements are contracts entered into for a set period of time in which the parties agree to exchange payments based on some underlying reference asset (such as interest rates). The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in the reference assets.
Transactions in swaps can involve greater risks than if a Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because certain swaps are two-party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, a Fund’s use of swaps may not be effective in fulfilling a Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Certain swaps are centrally-cleared and are exchange-traded. Central clearing tends to decrease credit risk and improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that a Fund would consider all exchange-traded swaps to be liquid.
In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the current rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.
Credit Default Swaps Risk – A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Interest Rate Swaps Risk – In an interest rate swap, a Fund and another party exchange their rights to receive interest payments based on a reference interest rate. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, a Fund may lose money.
Total Return Swaps Risk – In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, a Fund may lose money.
Volatility Swaps Risk – A Fund may enter into types of volatility swaps to hedge the volatility of a particular security, currency, index or other financial instrument, or to seek to increase its investment return. In volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the sub-adviser is incorrect in its
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forecast of volatility for the underlying security, currency, index or other financial instrument that is the subject of the swap. If the sub-adviser is incorrect in its forecast, a Fund would likely be required to make a payment to the counterparty under the swap. Volatility swaps can have the potential for unlimited losses.
EQUITY RISK – Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Initial Public Offering Risk – IPOs are initial public offerings of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO is complete. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
Special Purpose Acquisition Companies Risk – A Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.
LARGE CAP SECURITIES RISK − The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
MID CAP SECURITIES RISK – Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
SMALL CAP SECURITIES RISK – Small capitalization stocks may be more risky than stocks of larger capitalization companies. Historically, small capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to: less certain growth prospects; lower degree of liquidity in the markets for such stocks; thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time; limited product lines, markets or financial resources; dependence on a few key management personnel; increased sensitivity to changes in interest rates, borrowing costs and earnings; difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and greater difficulty borrowing money to continue or expand operations.
When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.
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EXCHANGE TRADED NOTES RISK – Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks, including credit risk, similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds (“ETFs”). Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.
FOREIGN INVESTMENTS RISK – Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid, more volatile and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:
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changes in currency exchange rates
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changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
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increased volatility
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substantially less volume on foreign stock markets and other securities markets
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higher commissions and dealer mark-ups
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inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement
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less uniform accounting, auditing and financial reporting standards
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less publicly available information about a foreign issuer or borrower
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less government regulation and oversight
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unfavorable foreign tax laws
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political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions)
•
differences in individual foreign economies
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geopolitical events (including pandemics and epidemics) that may disrupt securities markets and adversely affect global economies and markets
Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.
The impact of the United Kingdom’s departure from the European Union (“EU”), commonly known as “Brexit,” and the potential departure of one or more other countries from the EU has and may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the United Kingdom’s post-departure framework and relationships may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
EMERGING MARKETS RISK – The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more
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developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the U.S. or in China that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.
GROWTH INVESTING STYLE RISK – Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. If the portfolio manager incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the portfolio manager. Growth companies are often newer or smaller companies, or established companies that may be entering a growth cycle in their business. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
ILLIQUID INVESTMENTS RISK – An illiquid investment means an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment, as determined under the Fund’s liquidity risk management program. In addition, securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. If a Fund holds illiquid investments, it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of a Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.
IMPACT INVESTING RISK – The Fund intends to invest in companies whose core business seeks to address the world’s major social and environmental challenges. This investment focus may affect the Fund’s exposure to certain companies or industries and the Fund may forego certain investment opportunities. The Fund may underperform other funds that do not seek to invest in companies based on expected societal impact outcomes. Although the Fund seeks to identify
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companies that it believes seek to address major social and environmental challenges, investors may differ in their views of what constitutes such challenges. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.
JAPAN RISK – The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively impact a Fund. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan’s economic growth has remained relatively low. A recent economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis.
LARGE SHAREHOLDER TRANSACTION RISK – A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.
LIBOR RISK – The use of certain London Interbank Offered Rates (collectively, “LIBOR”) are expected to be phased out by the end of 2021. However, it is possible that certain LIBORs may continue beyond 2021 and the most widely used LIBORs may continue until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on a Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to the end of 2021 with respect to certain LIBORs or mid-2023 for the remaining LIBORs.
MARKET RISK – Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally as well as global trade policies and political unrest or uncertainties. The value of a security or other investment may also change in value due to factors that affect an individual issuer, including data breaches and cybersecurity attacks, or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events (including pandemics and epidemics) or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. The adverse impact of any one or more of these events on the market value of Fund investments could be significant and cause losses. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. A recent outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and
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unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
MULTI-MANAGER RISK – A Fund’s performance depends on the ability of the Investment Manager in selecting, overseeing, and allocating Fund assets to the sub-advisers. The sub-advisers’ investment styles may not be complementary. The sub-advisers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that one sub-adviser may purchase an investment for a Fund at the same time that the other sub-adviser sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that the sub-advisers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, a Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment.
OTHER INVESTMENT COMPANIES RISK – Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.
Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio.
A business development company (“BDC”), which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act, which was signed into law in March 2018, permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
PRIVATE PLACEMENT RISK – Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause a Fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine a Fund’s exposure to private placement investments, which could cause the Fund to invest to a greater
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extent than permitted in illiquid investments and subject the Fund to increased risks. Private placement investments may subject the Fund to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the Fund. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on a Fund’s performance.
QUANTITATIVE INVESTING RISK – The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s or other investment’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
REAL ESTATE RELATED SECURITIES RISK – The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
In addition to the risks facing real estate related securities, investments in real estate investment trusts (“REITs”), which pool investor money to invest in real estate and real estate related holdings, involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. Many issuers of real estate related securities are highly leveraged, which increases the risk to holders of such securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code or failure to maintain exemption from registration under the 1940 Act. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property, which may make REITs more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, a Fund will indirectly bear its proportionate share of those expenses. REITs and other real estate related securities tend to be small- to mid-cap stocks that are subject to risks of investing in small- to mid-cap stocks.
REGIONAL/COUNTRY FOCUS RISK – To the extent that a Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain foreign economies may themselves be focused in particular industries or more vulnerable to political changes than the U.S. economy, which may have a pronounced impact on the Fund’s investments. As a result, such Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. Regional and country focus risk is heightened in emerging markets.
The following sets forth additional information regarding risks associated with investing in certain regions/countries:
Investments in Asian Securities – Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the global recession that began in 2009, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant
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economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which a Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions.
Investments in Central and South America – The economies of certain Central and South American countries are generally considered emerging markets and are generally characterized by high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for these regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. Adverse economic events in one country may have a significant adverse effect on other countries in these regions.
Investments in Europe – The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Uncertainty relating to the United Kingdom’s post-departure framework and relationships from the EU may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
RESTRICTED SECURITIES RISK – Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses. Please see “Rule 144A Securities and Regulation S Securities Risk” below.
Rule 144A Securities and Regulation S Securities Risk – “Rule 144A” securities are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security. Offerings of Regulation S securities may be conducted outside of the United States. Regulation S securities are generally less liquid than registered securities, as a result, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S
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securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
SECTOR RISK – To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
The Climate Opportunities Fund’s investments may be focused in securities of companies in the utilities and industrials sectors of the securities markets, which may cause the Fund’s performance to be sensitive to developments affecting those sectors generally or companies in those sectors. The prices of securities in the utilities and industrials sectors may be impacted by supply and demand for certain products and services, product obsolescence and product liability claims, financing costs, government regulation, conservation programs, commodity price fluctuations, exchange rates, world events and other factors.
SECURITIES LENDING RISK – Securities lending involves the risk that a Fund may lose money because the borrower of the securities the Fund has loaned out fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund. Securities lending also involves exposure to certain additional risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially so in certain international markets), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although a Fund’s securities lending agent has agreed to provide the Fund with indemnification in the event of a borrower default, the Fund is still exposed to the risk of losses in the event a borrower does not return the Fund’s securities as agreed and the agent fails to indemnify the Fund.
USE AS AN UNDERLYING FUND RISK – A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a fund that pursues its investment objective by investing primarily in other funds. As a result, a Fund may be subject to the following risks:
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A Fund, as an Underlying Fund, may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to invest in cash, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect Fund performance.
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Such transactions could increase or decrease the frequency of capital gain recognition by a Fund and could affect the timing, amount and character of distributions you receive from a Fund.
VALUATION RISK – This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.
VALUE INVESTING STYLE RISK – Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities are subject to a significant risk that they may never attain their potential value. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the sub-adviser believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
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VOLATILITY RISK – The value of a Fund’s investments may fluctuate over a relatively short period of time. These fluctuations may cause a Fund’s net asset value per share to experience significant changes over similarly short periods of time.
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Disclosure of Portfolio Holdings
Each Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on its website at hartfordfunds.com no earlier than 25 calendar days after the end of each month. Each Fund also will publicly disclose on its website the largest ten holdings in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.
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The Investment Manager and Sub-Advisers
The Investment Manager
Hartford Funds Management Company, LLC (the “Investment Manager”) is the investment manager to each Fund. The Investment Manager is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. As of December 31, 2020, the Investment Manager and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $137.8 billion in discretionary assets under management. The Investment Manager is responsible for the management of the Funds and supervises the activities of the investment sub-advisers described below. The Investment Manager is principally located at 690 Lee Road, Wayne, Pennsylvania 19087.
“Manager of Managers” Structure
The Investment Manager and the Funds rely on an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) under which the Funds operate pursuant to a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Investment Manager, on behalf of a Fund and subject to the approval of the Board of Directors, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with the Investment Manager (the “Original Relief”), as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager (the “Expanded Relief”), in each case without obtaining approval from the respective Fund’s shareholders.
Shareholders of each of Climate Opportunities Fund, Emerging Markets Equity Fund, Global Impact Fund and International Equity Fund have approved the operation of the Fund under any “manager of managers” structure, including under (i) both the Original Relief and Expanded Relief set forth in the Order and/or (ii) any future law, regulation, guidance, or exemptive relief provided by the SEC. Shareholders of each of International Growth Fund, International Opportunities Fund and International Value Fund have approved the operation of the Fund under the “manager of managers” structure under the Original Relief set forth in the Order. Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
The Investment Sub-Advisers
Wellington Management Company LLP (“Wellington Management”)
Wellington Management serves as a sub-adviser to each Fund. Wellington Management performs the daily investment of assets for each Fund, except Climate Opportunities Fund, for which it performs the daily investments of assets for a portion of the Climate Opportunities Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.291 trillion in assets.
Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.”)
With respect to the Climate Opportunities Fund, SIMNA serves as a sub-adviser and SIMNA Ltd. serves as a sub-sub-adviser. SIMNA performs the daily investment of the assets for a portion of the Climate Opportunities Fund and SIMNA may allocate assets to or from SIMNA Ltd., an affiliate of SIMNA, in connection with the daily investment of the assets for such portion of the Climate Opportunities Fund. SIMNA Ltd. serves as sub-sub-adviser pursuant to a sub-sub-advisory agreement with SIMNA. SIMNA (itself and its predecessors) has been an investment manager since 1962, and also serves as investment adviser to other mutual funds and a broad range of institutional investors. SIMNA and SIMNA Ltd. are both indirect wholly owned U.S. registered investment adviser subsidiaries of Schroders plc. Schroders plc is a global asset management company with approximately $693.3 billion under management as of September 30, 2020. Schroders plc and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial
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intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world’s investment markets. SIMNA’s address is 7 Bryant Park, New York, New York 10018. SIMNA Ltd.’s address is 1 London Wall Place, London EC2Y 5AU.
Portfolio Managers
The portfolio managers for each Fund are set forth below. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds they manage.
Climate Opportunities Fund
Alan Hsu, Managing Director, Global Industry Analyst, and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since its inception in 2016. Mr. Hsu joined Wellington Management as an investment professional in 2008.
G. Thomas Levering, Senior Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management of the Fund since its inception in 2016. Mr. Levering is a member of the Global Environmental Opportunities investment team and is also a portfolio manager for the Global Utilities and Enduring Assets approaches at Wellington Management. Mr. Levering joined Wellington Management as an investment professional in 2000.
Simon Webber, CFA, Portfolio Manager and Lead Portfolio Manager for Global and International Equities of Schroders, has served as a portfolio manager of the Fund since 2019. He joined Schroders as a research analyst in 1999 and has managed Schroders Global Climate Change strategy since 2007.
Isabella Hervey-Bathurst, Portfolio Manager and Global Sector Specialist of Schroders, has served as a portfolio manager of the Fund since 2021. She joined Schroders in 2014 as an investment professional and has provided research support for the Schroders Global Climate Change strategy since 2014. Prior to joining Schroders, she was an investment associate at Ruffer.
Emerging Markets Equity Fund
David J. Elliott, CFA, Senior Managing Director, Co-Director of Quantitative Investments, and Director of Quantitative Portfolio Management of Wellington Management, has served as a portfolio manager of the Fund since 2015. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1989.
Mark A. Yarger, CFA, Managing Director and Quantitative Analyst of Wellington Management, has served as a portfolio manager of the Fund since 2020 and has been involved in securities analysis for the Fund since 2015. Mr. Yarger joined Wellington Management in 2000 and has been an investment professional since 1991.
Global Impact Fund
Tara C. Stilwell, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been a portfolio manager for the Fund since 2019. Ms. Stilwell joined Wellington Management as an investment professional in 2008.
International Equity Fund
The Fund employs a multiple portfolio manager structure. Gregg R. Thomas, CFA, selects and oversees the Fund’s portfolio management team and determines how Fund assets are allocated among the team’s members. Mr. Simon supports Mr. Thomas and is involved in overseeing the allocation of assets among the Fund’s portfolio management teams. Allocations to a portfolio management team may change at any time based on market conditions and/or Fund performance. Each portfolio management team has full discretion to manage its sleeve. The portfolio managers with the most significant responsibilities are set forth below.
Gregg R. Thomas, CFA, Senior Managing Director and Director, Investment Strategy of Wellington Management, has served as portfolio manager for the Fund since 2013. Mr. Thomas rejoined Wellington Management in 2002 and has been an investment professional since 1993.
Thomas S. Simon, CFA, FRM, Senior Managing Director and Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2019 and has been involved in research and portfolio construction for the Fund since 2015. Mr. Simon joined Wellington Management in 2009 and has been an investment professional since 2001.
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International Growth Fund
Matthew D. Hudson, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2018. Mr. Hudson joined Wellington Management as an investment professional in 2005.
International Opportunities Fund
Nicolas M. Choumenkovitch, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2006 and has been involved in securities analysis for the Fund since 2000. Mr. Choumenkovitch joined Wellington Management as an investment professional in 1995.
Tara C. Stilwell, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2010 and has been involved in securities analysis for the Fund since 2008. Ms. Stilwell joined Wellington Management as an investment professional in 2008.
International Value Fund
James H. Shakin, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been a portfolio manager for the Fund since 2013. Mr. Shakin joined Wellington Management as an investment professional in 1986.
Andrew M. Corry, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2013. Mr. Corry joined Wellington Management as an investment professional in 1997.
MANAGEMENT FEE. Each Fund pays a monthly management fee to the Investment Manager as set forth in its investment management agreement at an annual rate based on the Fund’s average daily net asset value. The Investment Manager pays a sub-advisory fee to one or more sub-advisers out of its management fee. Pursuant to a sub-sub-advisory agreement between SIMNA and SIMNA Ltd., SIMNA pays a fee to SIMNA Ltd. out of the sub-advisory fees received from the Investment Manager for the Climate Opportunities Fund. For the fiscal year ended October 31, 2020, each Fund paid the Investment Manager the following effective management fee as a percentage of average daily net assets:
Fund	Effective Management Fee
Climate Opportunities Fund	0.62%
Emerging Markets Equity Fund	0.90%
Global Impact Fund(1)	0.47%
International Equity Fund	0.46%
International Growth Fund	0.79%
International Opportunities Fund	0.66%
International Value Fund	0.80%
(1)
From October 1, 2019 through March 31, 2020, the Investment Manager waived 0.33% of its management fee and reimbursed expenses (after giving effect to the temporary partial fee waiver) to the extent necessary so that the Global Impact Fund’s annualized total net operating expenses (excluding taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the 6-month period did not exceed the following temporary/voluntary expense caps: 0.86% (Class A), 1.61%(Class C), 0.56% (Class I), 1.08% (Class R3), 0.78% (Class R4), 0.48% (Class R5), 0.36% (Class R6), 0.46% (Class Y), and 0.36% (Class F).
A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for each Fund with the Investment Manager, as well as each investment sub-advisory agreement for each Fund and the sub-sub-advisory agreement for Climate Opportunities Fund, is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2020.
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Classes of Shares
Each Fund offers the following classes of shares:
Fund	A	C	I	R3	R4	R5	R6	Y	F
Climate Opportunities Fund	√	√	√	√	√	√	√	√	√
Emerging Markets Equity Fund	√	√	√	√	√	√	√	√	√
Global Impact Fund	√	√	√	√	√	√	√	√	√
International Equity Fund(1)	√	√	√	√	√	√	√	√	√
International Growth Fund	√	√	√	√	√	√	√	√	√
International Opportunities Fund	√	√	√	√	√	√	√	√	√
International Value Fund	√	√	√	√	√	√	√	√	√
(1)
Classes A, C, and I of the Fund are closed to new investors. No purchases of a closed share class is allowed, other than as described in the Summary Section. Investors should contact their financial professional to determine whether they are eligible to purchase shares of the Fund. If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen the share classes to new investors at a future date; (iii) issue shares in connection with a reorganization; and (iv) make additional exceptions, limit the above exceptions, or otherwise modify the foregoing closure policy for any reason. You may obtain additional information by calling Hartford Funds at: 1-888-843-7824.
Investor Requirements
This section describes investor requirements for each class of shares offered by the Funds. Each Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.
Class A Shares. Class A shares are generally available for purchase by all investors other than retirement plans, except as described below. Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:
•
If the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator. These types of retirement plans may purchase Class A shares at net asset value without a sales charge; and
•
If the plan is an employer-sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this prospectus.
Class C Shares. Class C shares are generally available for purchase by all investors other than retirement plans. The Funds do not accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any such direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.
Class I Shares. Class I shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with Hartford Funds Distributors, LLC (the “Distributor”) to offer Class I shares;
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies; and
•
to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser(s) to the Funds, Hartford Administrative Services Company, and their affiliates.
Class I shares are not available to qualified employee benefit plans and other retirement savings plans. This restriction does not apply to qualified employee benefit plans (such as a health savings account or health savings plan) offered to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser(s) to the Funds, Hartford Administrative Services
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Company, and their affiliates. Class I shares have a minimum investment requirement of $2,000 ($5,000 in the case of the Climate Opportunities Fund and Global Impact Fund) for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
Class R3, Class R4, Class R5 and Class R6 Shares. Class R3, R4, R5 and R6 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans, health savings plans, health savings accounts, and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans). Class R3, R4, R5 and R6 shares generally are available only where the shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial services firm). Class R3, R4, R5 and R6 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.
Class Y Shares. Class Y shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with the Distributor to offer Class Y shares through a no-load network or platform (as discussed below under “Commissions and Transaction Fees”, a financial intermediary may require you to pay a commission when buying and selling such “no-load” shares); and
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies.
Class Y shares have an investment minimum of $250,000, which is waived when the shares are purchased through omnibus accounts (or similar types of accounts). The investment minimum for Class Y shares does not apply to qualified employee benefit plans and other retirement savings plans.
Class Y shares are no longer available to new qualified employee benefit plans and other retirement savings plans, except as indicated below. Purchases of Class Y shares by certain retirement plans are permitted under the following circumstances: (i) purchases by qualified employee benefit plans and other retirement savings plans that held Class Y shares of any Hartford mutual fund as of close of business on March 29, 2019; (ii) purchases through reinvestment of dividends; (iii) purchases by qualified employee benefit plans and other retirement savings plans that have been pre-approved by the Distributor to purchase Class Y shares; and (iv) purchases, including through reinvestment of dividends, by qualified employee benefit plans and other retirement savings plans that received shares of the Fund as part of a reorganization.
Class F Shares. Class F shares are generally only available through financial intermediaries that have entered into an appropriate agreement to sell Class F shares of a Fund. However, purchases by affiliated investment companies, purchases by 529 plans or purchases of $1,000,000 or more of Class F shares may be made directly through the Funds’ transfer agent. Class F shares are not available to retirement plans. Class F shares do not have a minimum initial investment requirement when the shares are purchased through omnibus accounts (or similar types of accounts). All other eligible investors must meet the minimum initial investment requirement of at least $1,000,000 in Class F shares of a Fund, except for affiliated investment companies and 529 plans. Each Fund reserves the right in its sole discretion to waive the minimum initial investment requirement.
Choosing a Share Class
Each share class has its own cost structure, allowing you to choose the one that best meets your needs. When you choose your class of shares, you should consider a number of factors, including the size of your investment and how long you plan to hold your shares, the expenses borne by each class, any front-end sales charge or contingent deferred sales charge (“CDSC”) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. The Funds, the Funds’ transfer agent, and the Distributor do not provide investment advice. Please contact your financial intermediary to determine which share class may be appropriate for you.
In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial intermediary or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about
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the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.
Each of Class A, Class C, Class R3 and Class R4 has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)
Class A	Described under “How Sales Charges are Calculated”	Described under “How Sales Charges are Calculated”	0.25%
Class C(2)	None	1.00% on shares sold within one year of purchase	1.00%
Class I	None	None	None
Class R3	None	None	0.50%
Class R4	None	None	0.25%
Class R5	None	None	None
Class R6	None	None	None
Class Y	None	None	None
Class F	None	None	None
(1)
As a percentage of the Fund’s average net assets.
(2)
Automatic conversion of Class C shares to Class A shares as set forth in the section entitled “Automatic Conversions,” thus reducing future annual expenses (certain exclusions may apply).
COMMISSIONS AND TRANSACTION FEES. You may be required to pay a commission to your financial intermediary when buying or selling Class I, Class R6, Class Y, or Class F shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this prospectus. Please contact your financial intermediary for more information on commissions. Although the Funds do not charge a transaction fee, you may be charged a fee by financial intermediaries for the purchase or sale of a Fund’s shares through that financial intermediary. This transaction fee is separate from any sales charge that a Fund may apply. Please contact your financial intermediary for more information on transaction fees.
How Sales Charges Are Calculated
Class A Shares. The table below presents the front-end sales charge for each Fund as a percentage of both the offering price and the net amount invested and commissions to dealers as a percentage of the offering price.
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 – $99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund.
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This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).
For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%. The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares. Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Fund.
The Distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The Distributor may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under some of the categories listed under “Front-End Sales Charge Waivers for Class A Shares.” Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and CDSC.
You may qualify for a reduced sales charge, or the sales charge may be waived, as described under “Sales Charge Reductions and Waivers for Class A and Class C Shares.” Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the prospectus.
Class C Shares. Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.
Years After Purchase	CDSC
1st year	1.00%
After 1 year	None
For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of the Class C CDSC as if it had been incurred prior to the expiration of the applicable period. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
When you request a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC. If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.
Additional Information Regarding the CDSC with respect to Class A and Class C Shares. Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to a Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of each Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with the maximum applicable sales charge at the time of the purchase.
Sales Charge Reductions and Waivers for Class A and Class C Shares. There are several ways you can combine multiple purchases of shares of the Hartford mutual funds to take advantage of the breakpoints in the Class A shares’ sales charge schedule. In all instances, it is your responsibility to notify your financial intermediary or the Funds’ transfer agent at the time of purchase of any facts qualifying you for sales charge waivers or discounts. If you do not let your financial intermediary or the Funds’ transfer agent know that you are eligible for a sales charge waiver or discount, you may not receive the sales charge breakpoints to which you are otherwise entitled. The Funds’ transfer agent may require evidence of your qualification for such reductions or waivers. The availability of these sales load waivers and/or discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the
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intermediary’s policies and procedures applicable to such waivers and/or discounts. In addition, any intermediary specific sales load waivers and/or discounts are reproduced in Appendix A based on information provided by the financial intermediaries.
Reducing Your Class A Sales Charges – The Class A shares front-end sales charge may be reduced as follows:
•
Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by each Fund are indicated under the heading “How Sales Charges Are Calculated - Class A Shares.”
•
Accumulation Privilege – Under the accumulation privilege, the applicable sales charge level for Class A shares of a Fund is calculated by aggregating (a) the dollar amount then being purchased plus (b) an amount equal to the then-current, as of the business day immediately prior to such purchases, net asset value of the purchaser’s holdings of all shares (other than Class T, Class R3, Class R4, Class R5, Class R6) of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts for which Hartford Funds Management Company, LLC serves as the program manager. For purposes of this Accumulation Privilege, a qualifying investor may include all shares owned by family members which means the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. Employer-sponsored retirement plans or certain tax qualified retirements accounts may also receive these breakpoints as long as the Funds’ transfer agent or the financial intermediary is notified at the time of purchase. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.
•
Letter Of Intent – lets you purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares. Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts for which Hartford Funds Management Company, LLC serves as the program manager owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. For purposes of determining the applicable sales charge and breakpoint schedules when purchasing shares pursuant to a LOI, the sales charge and breakpoint schedules in effect when the initial shares under the LOI were purchased apply. During the term of a LOI, the Funds’ transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate you to buy or a Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. A written request by the Funds’ transfer agent will be sent to a shareholder prior to the expiration of the LOI. If the Class A shareholder does not purchase the amount specified in the LOI by the end of the 13-month period, the Funds’ transfer agent will redeem an appropriate number of escrowed shares for an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. This redemption may be treated and reported as a taxable transaction to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI period will receive a corresponding commission adjustment if appropriate. Additional information about the terms of the LOI is available from your financial intermediary or from the Funds’ transfer agent at 1-888-843-7824.
Front-End Sales Charge Waivers for Class A Shares – The Class A shares front-end sales charge may be waived for the following individuals and institutions:
•
selling broker dealers and their employees and sales representatives (and their family members, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,
•
financial representatives using Fund shares in fee-based investment products under a signed agreement with the Funds,
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•
current or retired officers, directors and employees (and their family members, as defined above under the “Accumulation Privilege” section) of the Funds, The Hartford, the sub-advisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates. Such individuals may also purchase Class I shares at net asset value,
•
welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•
if the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator,
•
college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code,
•
investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers,
•
purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with the distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees, and
•
any purchases of Class A shares in an account maintained directly with the Funds’ transfer agent where there is no financial intermediary specified or Hartford Funds Distributors, LLC is listed as the dealer of record. However, if such account subsequently lists a third party dealer of record, any subsequent purchases of Class A shares in that account will be subject to any applicable front-end sales charge.
CDSC Waivers – As long as the Funds’ transfer agent or your financial intermediary is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:
•
to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated.
•
for death or disability.
•
under reorganization, liquidation, merger or acquisition transactions involving other investment companies.
•
under the following circumstances, for employer-sponsored retirement plans or tax qualified retirement accounts:
(1) to return excess contributions,
(2) hardship withdrawals as defined in employer-sponsored retirement plans,
(3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4) to meet minimum distribution requirements under the Internal Revenue Code,
(5) to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and
(6) after separation from service.
•
for Class C shares only, for withdrawals made pursuant to loans taken from qualified retirement plans. Loans are defined by the retirement plan’s administrator at the time of the withdrawal.
The availability of these sales load waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers. In addition, any intermediary specific sales load waivers are reproduced in Appendix A based on information provided by the financial intermediaries.
Reinstatement Privilege
If you sell shares of a Fund, you may reinvest some or all of the proceeds in shares of that Fund or any other Hartford mutual fund within 90 days without a sales charge, as long as the Funds’ transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of a Fund. In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those amounts that do not exceed the maximum qualified plan contribution amount for their account in that given tax year. If you sold Class A or
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C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. All accounts involved must have the same registration.
Information about sales charges and sales charge reductions or waivers is available, free of charge, on the Funds’ website hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.
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How To Buy And Sell Shares
Important Information About Procedures for Opening a New Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, Federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. What this means to you: when you open an account, we will ask for names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity.
We are also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each of your authorized signers. We appreciate your cooperation.
If a Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.
Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with a Fund. In general, shareholders and authorized traders may only place trades with a Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.
Each Fund offers the classes of shares described in “Classes of Shares” above and not all share classes discussed below may be available for each Fund.
Initial Purchases
Before you invest, please read this prospectus carefully.
Determine how much you want to invest. The minimum investment amounts are as follows:
•
Class A, Class C and Class I shares – $2,000 ($5,000 in the case of the Climate Opportunities Fund and Global Impact Fund) for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.
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Class R3, Class R4, Class R5 and Class R6 shares – no investment minimum and no subsequent investment minimum.
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Class Y shares – $250,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
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Class F shares - $1,000,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
To make an initial investment in a class of shares of a Fund, please contact your financial intermediary. Certain classes may not be available through all financial intermediaries. For more information regarding investing through a financial intermediary, please see “Additional Information Regarding Investing through a Financial Intermediary” below.
Certain classes of shares of a Fund may also be purchased through the Funds’ transfer agent by filling out an account application and mailing it to the address below. The Funds do not accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any such direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.
Accounts held directly with the transfer agent (i.e. not plan level or an omnibus position) are charged a $30 annual direct account fee. All accounts are subject to this fee other than accounts of any sub-adviser to the Hartford Funds, accounts of employees of the sub-advisers to the Hartford Funds, 529 college savings plan accounts for which Hartford Funds Management Company, LLC serves as the program manager, and affiliated investment companies. This fee is not charged to shareholders who hold Fund shares through an omnibus account with a financial intermediary. Under certain limited circumstances, the $30 annual direct account fee may be waived for certain other accounts at the discretion of Hartford Administrative Services Company. A confirmation of the fee assessment, if applicable, will appear on your next quarterly account statement subsequent to the actual assessment date. If you have questions about the
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direct account fee, please call the transfer agent at 1-888-843-7824. If you are invested in the Funds directly through a retirement account or Coverdell Education Savings Account with UMB Bank, n.a., you will also be subject to an annual maintenance fee of up to $25.
If purchasing shares through the Funds’ transfer agent, please send your account application to the following address:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
Class C Shares Purchase Limits
Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes (except Class R3, R4, R5 and R6 shares) held with the Distributor have a total value equal to $999,999, you will not be able to purchase Class C shares. For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, R4, R5 and R6 shares) held with the Distributor that are linked under a Letter of Intent or Accumulation Privilege will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial intermediary when choosing a share class.
Additional Purchases of Shares
You may purchase additional shares of a Fund through your financial intermediary. Your financial intermediary may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also purchase additional shares through the Funds’ transfer agent as follows:
•
On the Web – Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions.
•
By Phone – To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For your protection, telephone requests may be recorded in order to verify their accuracy.
•
In Writing With a Check – Make out a check for the investment amount, payable to “Hartford Funds.” Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered. Deliver the check and your completed application, investment slip, or letter of instruction to your financial intermediary or plan administrator, or mail to:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
•
By Electronic Funds Transfer or Wire – For complete instructions on how to purchase shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824.
Please note that these features may not be available for all classes of shares and in such instances, you will need to make additional purchases through your financial intermediary.
Selling Shares
You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to a Fund and may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also sell your shares through the Funds’ transfer agent as noted below.
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•
On the Web – Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions. To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.
•
By Phone – Only non-retirement accounts or IRA plans may redeem by telephone, and redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824. For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days. For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”
•
By Electronic Funds Transfer or Wire – For complete instructions on how to redeem shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824. Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day. Your bank may charge a fee for these services. For your protection, electronic funds transfer and wire redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.
•
By Letter or Form – In certain circumstances, you will need to make your request to sell shares in writing. Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at hartfordfunds.com. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if: you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s). For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address below.
Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.
Please note that these features may not be available for all classes of shares and in such instances, you will need to sell shares through your financial intermediary.
For the following types of accounts, you must provide the following additional documentation if you are selling your shares by letter:
•
IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) – Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.
•
Automatic 401k Rollover IRAs – Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.
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403(b) – 403(b) Distribution Request Form.
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Owners Or Trustees Of Trust Accounts – Call 1-888-843-7824 for instructions.
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Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death – Call 1-888-843-7824 for instructions.
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Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds	Hartford Funds	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
P.O. Box 219060	430 W 7th Street, Suite 219060
Kansas City, MO 64121-9060	Kansas City, MO 64105-1407
FAX: 1-888-802-0039
Exchanging Shares
You may exchange one class of shares of a Fund for shares of the same class of any other Hartford mutual fund if such share class is available. Under certain limited circumstances, you may also be able to exchange Class R6 shares for SDR shares of other Hartford mutual funds. With respect to exchanges of Class A shares and Class C shares, any CDSC will continue to be calculated from the date of your initial investment but will not be charged at the time of the exchange. The CDSC schedule of the original shares purchased will continue to apply after such exchange.
Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator or financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you wish to exchange.
If you are a Class A or Class C shareholder, you may also request an exchange by doing the following:
•
If you hold your shares directly with the transfer agent (i.e. not plan level or an omnibus position) and have an online account with hartfordfunds.com, you may exchange your shares on the web by accessing your account online and following the instructions.
•
Write a letter of instruction indicating the Fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address listed below.
The registration for both accounts involved in the exchange must be identical and you must meet the initial investment minimum applicable to such shares of the other Fund (as disclosed in the prospectus), except as noted below with respect to Class Y shares. All exchanges are made at net asset value. If doing a partial exchange, you must retain at least $1,000 in the Fund from which you exchange. Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange.
You may be subject to tax liability or sales charges as a result of your exchange. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
Each Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.
Automatic Conversions
Class C shares automatically convert to Class A shares of the same Fund after 10 years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least 10 years. Effective April 1, 2021, the automatic conversion period for Class C shares will shorten from 10 years to 8 years. Any shares that have already aged over 8 years will convert at that time. Prior to April 1, 2021, these conversions will occur during the month in which the 10-year anniversary of the purchase occurs and after April 1, 2021, the conversions will occur during the month in which the 8-year anniversary of the purchase occurs. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A may be limited.
Class C shares held in an account directly through the Funds’ transfer agent for which no financial intermediary is specified or Hartford Funds Distributors, LLC is listed as the dealer of record will periodically be converted to Class A shares.
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion without the imposition of any front-end sales charge or CDSC. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
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Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
Conversions
Subject to the conditions set forth in this section, shares of one class of a Fund may be converted into (i.e., reclassified as) shares of a different class of the same Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the prospectus). Subject to certain limited circumstances, Class R3, Class R4, Class R5 and Class R6 (each an “R share”) of a Fund may be converted into (i.e., reclassified) a different R share class in the same Fund. Under certain circumstances, the following other classes are eligible for conversions:
•
Class A shares may be converted into Class R6 shares or Class F shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares;
•
Class A shares may be converted into Class I shares or Class Y shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs or a no-load network or platform, among other reasons consistent with the eligibility requirements of such class;
•
Class C shares may be converted into Class A shares or Class I shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the shareholder is eligible to purchase Class A shares at NAV or the conversion is made to facilitate the shareholder’s participation in certain fee based advisory programs;
•
Class I shares may be converted into Class Y shares,  Class R6 shares or Class F shares; and
•
Class Y shares may be converted into Class R6 shares or Class F shares.
In addition to the conversion scenarios described above, in certain circumstances, shares of one class of shares may be converted into shares of another share class of the same Fund for which the shareholder is eligible in the event that (a) the shareholder switches to another financial intermediary that does not offer such share class and such financial intermediary offers another share class of the same Fund for which such shareholder is eligible; or (b) the shareholder is no longer eligible to purchase such share class based on the eligibility requirements set forth in the prospectus or the applicable regulatory determination made by such shareholder’s financial intermediary (for example, the shareholder no longer participates in a fee-based, wrap, or other investment platform program of its financial intermediary or related to the requirements of a settlement agreement that the financial intermediary entered into with a regulatory body). Conversions of a share class into Class A shares under the foregoing limited circumstances will be at net asset value without the imposition of a front-end sales charge.
Not all share classes discussed above may be available for each Fund and not all of the conversions discussed above may be available through your financial intermediary. Financial intermediaries that are interested in a conversion on behalf of a shareholder should call 1-888-843-7824 to determine whether such feature is available. Please note that (1) both accounts involved in the conversion must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place. In addition, the financial intermediary must process and report the transaction as a conversion.
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
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Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds	Hartford Funds	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
P.O. Box 219060	430 W 7th Street, Suite 219060
Kansas City, MO 64121-9060	Kansas City, MO 64105-1407
FAX: 1-888-802-0039
Valuation of Shares
The net asset value per share (“NAV”) is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The net asset value for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.
Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost.
Exchange traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or
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other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
Buy and Sell Prices
When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.
Execution Of Requests
Each Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators. For more information regarding requests in “good order,” please see below.
Each Fund reserves the right to reject any purchase order in whole or in part and suspend and resume the sale of any share class of the Fund at any time for any reason.
With respect to accounts directly held through the Funds’ transfer agent, you may buy and sell shares of each Fund on the web, by telephone, by wire or by mail. With respect to accounts directly held through the Funds’ transfer agent, you may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box. At times of peak activity, it may be difficult to place requests by phone. During these times, visit hartfordfunds.com or consider sending your request in writing.
For shareholders that hold accounts with financial intermediaries, each Fund typically expects to pay sale proceeds to a redeeming shareholder’s account within 1 - 3 business days following receipt of the shareholder redemption order. For sale proceeds that are paid directly to a shareholder with respect to accounts held directly with the transfer agent, each Fund typically expects to pay sales proceeds, by electronic funds transfer, wire or by mailing a check, to redeeming shareholders within 1 business day, following receipt of the shareholder redemption order. Payment of redemption proceeds may take longer than the time each Fund typically expects and may take up to seven days as permitted by the Investment Company Act of 1940, as amended. The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.
Under normal conditions, each Fund expects to meet redemption orders by using a combination of cash and cash equivalents holdings (including cash flows into the Fund) and/or by the sale of portfolio investments, although each Fund reserves the right to use temporary borrowings from its custodian bank (in the form of overdrafts) to meet redemptions, if necessary. As the Investment Manager determines to be appropriate in response to unusual circumstances or stressed market conditions, each Fund may use a line of credit, reverse repurchase agreements, interfund lending, or in-kind redemptions to meet redemption requests. As of March 1, 2021, each Fund does not engage in interfund lending.
Additional Information Regarding Investing through a Financial Intermediary
You may purchase shares of the Funds through an approved financial intermediary. These intermediaries may charge you additional fees and may require different minimum investments or impose other limitations on buying and selling shares in addition to those applicable to shareholders who invest in the Funds directly. Please note that if you are purchasing shares through a retirement plan, you may need to call the administrator of the plan for details on
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purchases, redemptions and other account activity. Some of the services and programs described in this prospectus may not be available or may differ if you are purchasing shares through a financial intermediary. You should check with your financial intermediary for further details.
Requests In “Good Order”
All purchase and redemption requests must be received by a Fund in “good order.” This means that your request includes all accurate required information. The specific requirements for “good order” depend on the type of transaction and the method of purchase. The information generally required includes:
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Name, date of birth, residential address, and social security number.
•
The Fund name, share class and account number.
•
The amount of the transaction (in dollars or shares).
•
Signatures of all owners exactly as registered on the account (for mail requests).
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Medallion signature guarantee or Signature Validation Program stamp (if required).
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Any supporting legal documentation that may be required.
Frequent Purchases and Redemptions of Fund Shares
The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force a Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund’s NAV for long-term shareholders.
If you intend to trade frequently or use market timing investment strategies, you should not purchase the Funds.
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, a Fund may consider an investor’s trading history in any of the Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for the prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.
It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into a Fund and a redemption of or an exchange out of the same Fund in a dollar amount that the Funds’ transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange order request for a Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Funds. The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or its registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of $1,000 or less; (5) transactions by Funds of Funds where Hartford Funds Management Company, LLC or an affiliate serves as the investment adviser; (6)
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transactions by 529 plans where Hartford Funds Management Company, LLC or an affiliate is the program manager; (7) permitted conversion of shares from one share class to another share class within the same Fund; and (8) transactions, including certain rebalancing transactions, that a Fund, in its discretion, determines are not abusive or harmful.
The Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The Funds’ procedures with respect to omnibus accounts are as follows: (1) Where the Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where the Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, the Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Funds’ transfer agent also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.
The use of fair value pricing can serve both to make the Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. The Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the Funds’ fair value procedures, please refer to “Valuation of Shares.”
The Funds reserve the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. The Funds, the Investment Manager, and/or the Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.
Certificated Shares
Shares are electronically recorded and share certificates are not issued.
Account Closings
There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.
Neither the Funds, the Investment Manager, the Distributor, Hartford Administrative Services Company nor any of their affiliates will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Sales In Advance of Purchase Payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.
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Special Redemptions
Although each Fund would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash. When the shareholder sells portfolio securities received in this fashion, transaction costs would be incurred. Prior to such sale, the shareholder would be exposed to market risk. Any such securities would be valued for the purposes of making such payment at the same value as used in determining a Fund’s net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.
Abandoned Property
It is the responsibility of the shareholder to keep the shareholder’s account(s) active and to provide Hartford Funds with a current and correct address for the shareholder’s account(s). An out-of-date or incorrect address may cause a shareholder’s account statements and other mailings to be returned to Hartford Funds. If your account has no activity in it within a certain period of time, Hartford Funds may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes. For IRAs escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well. Hartford Funds will not be liable to a shareholder or a shareholder’s financial intermediary for good faith compliance with state unclaimed or abandoned property (escheatment) laws or related federal tax withholding requirements.
To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with a Fund, you should contact your financial intermediary, retirement plan or other third party intermediary regarding applicable state escheatment laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. Hartford Funds strongly encourages you to keep your account active and up-to-date. Depending on laws in your jurisdiction, you may assist us in safeguarding your investments for accounts directly held with Hartford Funds by at least once a year: (i) logging in to your account at hartfordfunds.com and viewing your account information; (ii) calling Hartford Funds at 1-888-843-7824 for an account balance or speaking with a customer service representative at the same phone number after you go through a security verification process; and (iii) taking action on letters received in the mail from Hartford Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and promptly following the directions in such letters. Residents of certain states may designate a representative to receive escheatment or abandoned property notices regarding Fund shares. For more information, please contact your financial intermediary. Please be advised that simply visiting the above Hartford Funds website or making contact by phone may not establish sufficient contact for purposes of escheatment laws in certain states. Check with your state of residence for specifics.
Payment Requirements
All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.
If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that a Fund or the Distributor has incurred.
Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Funds on behalf of customers with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.
Account Statements and Duplicate Copies of Materials to Households
You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent, depending on how your shares are held with a Fund. If you receive account statements from the transfer agent, you may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.
To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the summary prospectus, shareholder reports (to the extent received by mail), proxy statements, and information statements. You may view current prospectuses/summary prospectuses and shareholder reports on our website. If you hold your account directly with the Funds’ transfer agent and you want to receive multiple copies of these materials, you may call us at 1-888-843-7824 or notify us in writing. Individual copies of such materials will be sent to you commencing within 30 days after we receive your request to stop householding for accounts directly held with the
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Funds’ transfer agent. If your account is not held directly with the Funds’ transfer agent, please contact your financial intermediary for information on your financial intermediary’s policy with respect to householding and/or how to change your householding status.
Additional Investor Services - Class A and Class C Shares
Contact your financial intermediary to determine if you are eligible for any additional investor services. The following outlines the additional investor services for accounts that are directly held with the Fund’s transfer agent:
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Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to a Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.” If you are using AIP to open an account, you must invest a minimum initial investment of $250 into a Fund and invest a minimum of $50 per month into the Fund.
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Systematic Withdrawal Plan (SWP) may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more. Also, make sure you are not planning to invest more money in this account (buying shares of a Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges). Specify the payee(s), who may be yourself or any other party. There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner. Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial intermediary or the transfer agent.
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Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from a Fund to the same class of shares of another Hartford mutual fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.” Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.
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Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by a Fund into the same class of another Hartford mutual fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.
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Systematic Exchange lets you automatically transfer money from a share class of a Fund to the same share of another Hartford mutual fund.
Hartford Funds may stop your AIP, SWP, DCA Program or Systematic Exchange if we are unable to obtain an accurate address for your account.
Uncashed Checks Issued on Your Account
Each Fund reserves the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) that you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
RETIREMENT PLANS AND CERTAIN OTHER ACCOUNTS
The Funds are available through a range of retirement plans, including traditional, Roth, SIMPLE and SEPs IRAs and 401(k) plans. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.
If you open a retirement account (including traditional, Roth, SIMPLE, or SEPs IRAs, and 403(b) Accounts) or Coverdell Education Savings Account (“Coverdell Account”) through Hartford Funds, UMB Bank, n.a. will serve as the custodian of that account. Retirement accounts and Coverdell Accounts are charged an annual maintenance fee (up to $25) that is paid to UMB Bank, n.a., HASCO and/or certain other Fund service providers. These fees are in addition to the fees and expenses that you pay for investing in the Funds (set forth in each Fund’s fees and expenses table). Please refer to the Custodial Agreement & Disclosure Statement for your retirement account or Coverdell Account for information on applicable annual maintenance fees.
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Distribution Arrangements
Hartford Funds Distributors, LLC, a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement approved by the Board of Directors. Shares of the Funds are continuously offered and sold by selected broker-dealers pursuant to selling agreements with the Distributor, and such broker-dealers may in turn designate and authorize other financial intermediaries to offer and sell Fund shares. Except as discussed below, the Distributor (and not the Funds) bears the expenses of providing services pursuant to the Underwriting Agreement, including the payment of expenses relating to the distribution of prospectuses for sales purposes, as well as any other advertising or sales literature. The Distributor is not obligated to sell any specific amount of Fund shares.
Distribution Plans – Class A, Class C, Class R3 and Class R4 Shares
The Board of Directors has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class C, Class R3 and Class R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to the Distributor, some or all of which may be paid to select broker-dealers and certain other financial intermediaries. Total compensation under a Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the respective Fund’s shares. Under a Plan, each Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, a Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement.
Class A Plan – Pursuant to the Class A Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
Class C Plan – Pursuant to the Class C Plan, a Fund may pay the Distributor a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that the Distributor will receive all contingent deferred sales charges attributable to Class C shares.
Class R3 Plan – Pursuant to the Class R3 Plan, a Fund may pay the Distributor a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.
Class R4 Plan – Pursuant to the Class R4 Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.
Payments to Financial Intermediaries and Other Entities
The Investment Manager, Distributor and/or their affiliates and the Hartford mutual funds make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of the Hartford mutual funds, and/or Financial Intermediaries and other intermediaries that provide services (“Servicing Intermediaries”) to the Hartford mutual funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford mutual funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford mutual fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford mutual funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford mutual funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.
Payments Made From Fund Assets.
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Commissions and Rule 12b-1 Payments. The Distributor and/or its affiliates pay sales commissions and Rule 12b-1 fees to Financial Intermediaries out of assets that the Distributor and/or its affiliates receive from the Hartford mutual funds. The Funds’ SAI includes information regarding these commission and Rule 12b-1 payments by share class.
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Administrative Fees to Servicing Intermediaries. The Distributor and/or its affiliates make payments to Servicing Intermediaries that provide sub-accounting, administrative and/or shareholder processing services to the Hartford mutual funds (“Administrative Fees”). Such payments may be made out of 12b-1 and/or transfer agent fees that the Distributor and/or its affiliates receive from the Hartford mutual funds. Depending upon the particular share class and/or contractual arrangement with a Servicing Intermediary, these payments may be calculated based on average net assets of the Hartford mutual funds that are serviced by the Servicing Intermediary, or on a per account basis. The Fund’s SAI includes information regarding Fund expenses and distribution arrangements.
Payments Made by the Investment Manager and/or its Affiliates. As explained in more detail below under the sections entitled “Additional Payments to Financial Intermediaries” and “Servicing Payments to Servicing Intermediaries,” the Investment Manager and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Funds to (1) Financial Intermediaries to encourage the sale of Hartford mutual funds’ shares (“Additional Payments”) and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).
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Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by the Investment Manager and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford mutual fund shares sold through that Financial Intermediary; and (iii) the mix of equity and fixed income funds sold through or attributed to that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.16% of the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2020, the Investment Manager and its affiliates incurred approximately $54.9 million in total Additional Payments to Financial Intermediaries.
Additional Payments to Financial Intermediaries, including those listed in the Funds’ SAI, may be used for various purposes and take various forms, including but not limited to:
(1)
Payments for putting the Hartford mutual funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;
(2)
Payments for including the Hartford mutual funds within a group that receives special marketing focus or placing the Hartford Funds on a “preferred list”;
(3)
“Due diligence” payments for a Financial Intermediary’s examination of Hartford mutual funds and payments for providing extra employee training and information relating to Hartford Funds;
(4)
“Marketing support fees” for providing assistance in promoting the sale of Hartford mutual fund shares;
(5)
Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
(6)
Provision by a Financial Intermediary of sales-related data to the Investment Manager and/or its affiliates;
(7)
Provision of educational programs, including information and related support materials;
(8)
Provision of computer hardware and software; and
(9)
Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).
With respect to Class R6 and F shares, neither the Distributor nor any of its affiliates pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary. With respect to Class Y shares, neither the Distributor nor any affiliates of the Distributor will enter into any new arrangement after May 11, 2018 to make any asset-based or sales-based payment to any financial intermediary that is not directly related to account servicing, record keeping, 12b-1 fees, sub-transfer agency, administration or similar services. Although with respect to certain classes the Distributor and its affiliates do not pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary, in certain instances, the Distributor and/or its affiliates may make payments to Financial Intermediaries that are not based on assets or sales of any particular Fund or share class (e.g. flat fee payments for platform participation, conference sponsorship, data packages, etc.), or that are in connection with the maintenance of each Fund share class within the Financial Intermediary’s platform.
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As of January 1, 2021, the Investment Manager and/or its affiliates pay or have entered into ongoing contractual arrangements to pay Additional Payments to the Financial Intermediaries listed below: Advisor Group, Inc., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial, and Woodbury Financial Services); Ameriprise Financial Services, Inc.; BancWest Investment Services; Cadaret Grant & Co., Inc.; Cambridge Investment Research Inc.; CCO Investment Services Corp.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; CUSO Financial Services, L.P.; Edward D. Jones & Co.; Fidelity; Frost Brokerage Services, Inc.; GWFS Equities, Inc.; H.D. Vest Investment Services.; Hilliard Lyons; Huntington Investment Co.; Janney Montgomery Scott; JPMorgan Securities LLC; Lincoln Financial Advisors Group; LPL Financial Corp.; M&T Securities Inc.; Massachusetts Mutual Life Insurance Company; Merrill Lynch,; Mid Atlantic Capital Corporation; Morgan Stanley Smith Barney; National Financial Services; Newbridge Securities; NEXT Financial Group, Inc.; Northwestern Mutual Investment Services, LLC; Pershing LLC; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Robert W. Baird; Schroder Fund Advisors LLC; Stifel, Nicolaus & Company, Inc.; Summit Brokerage Services; UBS Financial Services Inc.; U.S. Bancorp Investments Inc.; Voya Financial; and Wells Fargo. The Investment Manager and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2020 of at least $500 in value for items such as sponsorship of meetings, education seminars and travel and entertainment, but may not have an ongoing contractual relationship with the Investment Manager or one of its affiliates, are listed in the SAI.
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Servicing Payments to Servicing Intermediaries. The Investment Manager, HASCO and/or their affiliates pay Servicing Payments to Servicing Intermediaries. The amount of the Servicing Payments is generally based on average net assets of the Hartford mutual funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford mutual funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2020, the Investment Manager, HASCO and/or their affiliates incurred approximately $3.9 million in total Servicing Payments and these Servicing Payments did not exceed $1.3 million for any one Servicing Intermediary.
As of January 1, 2021, the Investment Manager, HASCO and/or their affiliates pay or have entered into ongoing contractual arrangements to pay Servicing Payments to the following entities: ADP Broker Dealer, Inc.; Alight Solutions LLC; American United Life Insurance Company; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Co.; BenefitStreet, Inc.; Charles Schwab; Digital Retirement Solutions; Edward D. Jones & Co; Fidelity; Goldman Sachs & Co.; Great-West Financial Retirement Plan Services, LLC; GWFS Equities, Inc.; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; LPL Financial Corp.; Massachusetts Mutual Life Insurance Company; Merrill Lynch; Mid Atlantic Capital Corporation; Minnesota Life Insurance Company; Morgan Stanley Smith Barney; MSCS Financial Services, LLC; National Financial Services; Nationwide Financial Services, Inc.; Newport Group; NYLife Distributors, LLC.; Plan Administrators, Inc.; Pershing LLC; PNC Bank, N.A.; Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Reliance Trust Company; Standard Insurance Company; Standard Retirement Services, Inc.; Stifel Nicolaus & Company, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade Trust Company; The Retirement Plan Company, LLC; The Vanguard Group; Transamerica Retirement Solutions; Voya Financial; Wells Fargo; Wilmington Trust; and Xerox HR Solutions. The Investment Manager, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.
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Fund Distributions and Tax Matters
Dividends and Distributions
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income of each Fund are normally declared and paid as follows:
Fund	Declaration and payment frequency of net investment income
Climate Opportunities Fund	Annually
Emerging Markets Equity Fund	Annually
Global Impact Fund	Annually
International Equity Fund	Annually
International Growth Fund	Annually
International Opportunities Fund	Annually
International Value Fund	Annually
Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Funds’ Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.
If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.
Taxability of Dividends
Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.
If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.
A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of such Fund’s securities lending activities, investment in derivatives or high portfolio turnover rate.
An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.
Some dividends paid in January may be taxable as if they had been paid the previous December.
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Dividends and capital gains distributed by each Fund to tax-deferred retirement plan accounts are not taxable currently.
Taxability of Transactions
Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from a Fund.
As described above, a shareholder may be able to convert one class of shares for another class of shares of the same Fund. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct conversion transaction. If the conversion results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion.
Conversions of one class of shares for another class of shares of the same Fund within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.
Additional Information
A Fund may be required to withhold U.S. federal income tax (currently, at the rate of 24%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require each Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Each Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, each Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at hartfordfunds.com. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible to file an election with the IRS that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to this election (if made), a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.
Each Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.
Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
94

Distributions from each Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.
This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
95

Performance Notes
Prior to January 1, 2013, each Fund, except Climate Opportunities Fund and Global Impact Fund, was managed by Hartford Investment Financial Services, LLC, an affiliate of the Investment Manager.
Prior to November 8, 2019, the Climate Opportunities Fund pursued a modified strategy and Wellington Management served as the Climate Opportunities Fund’s only sub-adviser.
Prior to October 7, 2019, the Global Impact Fund operated as a feeder fund in a master feeder structure.
Indices:
The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
The MSCI Emerging Markets Index is designed to capture large and mid cap representation across emerging market countries.
The MSCI ACWI (All Country World) Index is designed to capture large and mid cap representation across developed markets and emerging markets countries.
The MSCI ACWI (All Country World) ex USA Index is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.
The MSCI ACWI (All Country World) ex USA Growth Index is designed to capture large and mid cap securities exhibiting overall growth style characteristics across developed market countries (excluding the United States) and emerging market countries.
The MSCI EAFE Index is designed to capture large and mid cap representation across developed market countries, excluding the U.S. and Canada.
The MSCI EAFE Value Index is designed to capture large and mid cap securities exhibiting overall value style characteristics across developed market countries, excluding the U.S. and Canada.
96

Prior Performance of the Sub-Adviser
The following tables present the past performance of a composite of certain accounts managed by Wellington Management, which serves as the sub-adviser to the International Growth Fund (references to the “Fund” in this section refer to the International Growth Fund). Wellington Management’s Select International Fundamental Growth composite (“Composite”) consists of all fee paying accounts under discretionary management by Wellington Management in its Select International Fundamental Growth strategy that have investment objectives, policies and strategies substantially similar to those of the Fund. Gross performance presented below has been prepared by Wellington Management in accordance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. Returns reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. Because the gross performance data shown in the tables does not reflect the deduction of investment advisory fees paid by the accounts that make up the Composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Wellington Management in managing accounts with investment objectives, policies and strategies substantially similar to those of the Fund. To calculate the performance of the Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge), the total annual fund operating expenses (before fee waivers and/or expense reimbursements) and the maximum sales charge payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges), only the total annual fund operating expenses (before fee waivers and/or expense reimbursements) payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the Composite (Net of Class A expenses (after fee waivers and/or expense reimbursements) but excluding Class A sales charges), only the total annual fund operating expenses (after fee waivers and/or expense reimbursements) payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. Different accounts included in the Composite can have different fees and expenses from the Fund; to the extent they were higher/lower, the related performance would have been lower/higher, respectively.
Certain accounts that are included in the Composite are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite may have been less favorable had it been regulated as an investment company under the federal securities laws.
The historical performance of the Composite is not that of the Fund, is not a substitute for the Fund’s performance and is not necessarily indicative of the Fund’s future results. Information about the past performance of the Fund appears in this prospectus under the heading “THE HARTFORD INTERNATIONAL GROWTH FUND SUMMARY SECTION – PAST PERFORMANCE.” The Fund’s actual performance may differ significantly from the past performance of the Composite.
While the accounts in the Composite experience inflows and outflows of cash, there can be no assurance that the continuous offering of the Fund’s shares and its obligation to redeem its shares will not adversely affect the performance of the Fund.
97

COMPOSITE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2020
	1 Year	5 Years	Since Inception (September 30, 2015)
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge)*, **	22.14%	12.32%	12.81%
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges)*	29.25%	13.60%	14.03%
Composite (Net of Class A expenses (after fee waivers and/or expense reimbursements) but excluding Class A sales charges)*	29.32%	13.67%	14.10%
Composite (Gross)*	31.01%	15.14%	15.58%
MSCI ACWI ex USA Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)*	22.20%	11.97%	12.40%
*
This is not the performance of the Fund. The inception date of the Composite is September 30, 2015.
**
Reflects the maximum front-end sales charge applicable to Class A shares of the Fund, which is 5.50% (as a percentage of offering price).
TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31
	2015*	2016	2017	2018	2019	2020
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge)**, ***	-0.47%	-7.06%	28.44%	-22.46%	26.12%	22.14%
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges)**	5.32%	-1.65%	35.92%	-17.95%	33.46%	29.25%
Composite (Net of Class A expenses (after fee waivers and/or expense reimbursements) but excluding Class A sales charges)**	5.34%	-1.60%	36.00%	-17.90%	33.54%	29.32%
Composite (Gross)**	5.68%	-0.32%	37.77%	-16.84%	35.28%	31.01%
MSCI ACWI ex USA Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)**	4.99%	0.13%	32.01%	-14.43%	27.34%	22.20%
*
Returns reflect since inception of the Composite, which is September 30, 2015.
**
This is not the performance of the Fund.
***
Reflects the maximum front-end sales charge applicable to Class A shares of the Fund, which is 5.50% (as a percentage of offering price).
Please see “Performance Notes” for a description of the index.
Past performance does not guarantee future results. Performance for the periods subsequent to those periods reflected herein may be lower.
98

Financial Highlights
The financial highlights table for each Fund is intended to help you understand each Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table for each Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2020 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements and financial highlights, is included in the annual report to shareholders, which is available upon request. The information for the fiscal years prior to October 31, 2020 were audited by another independent registered public accounting firm. Footnotes are located on the last page of these financial highlights.
Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Climate Opportunities Fund
For the Year Ended October 31, 2020
A	$ 10.92	$ 0.07	$ 2.42	$ 2.49	$ (0.05)	$ (0.23)	$ (0.28)	$ 13.13	23.27%	$ 9,476	1.49%	1.10%	0.58%	36%
C	10.93	(0.03)	2.40	2.37	(0.10)	(0.23)	(0.33)	12.97	22.24	403	2.33	1.94	(0.26)	36
I	10.78	0.10	2.39	2.49	(0.09)	(0.23)	(0.32)	12.95	23.58	3,649	1.21	0.83	0.86	36
R3	11.02	0.08	2.41	2.49	(0.38)	(0.23)	(0.61)	12.90	23.51	139	1.80	0.93	0.74	36
R4	10.93	0.09	2.39	2.48	(0.27)	(0.23)	(0.50)	12.91	23.48	229	1.50	0.93	0.76	36
R5	10.94	0.10	2.39	2.49	(0.33)	(0.23)	(0.56)	12.87	23.58	138	1.20	0.81	0.85	36
R6	10.96	0.11	2.39	2.50	(0.40)	(0.23)	(0.63)	12.83	23.73	139	1.08	0.69	0.97	36
Y	10.94	0.10	2.43	2.53	(0.09)	(0.23)	(0.32)	13.15	23.66	1,663	1.18	0.79	0.90	36
F	11.01	0.11	2.45	2.56	(0.05)	(0.23)	(0.28)	13.29	23.76	40,390	1.08	0.69	1.00	36
For the Year Ended October 31, 2019
A	$ 10.99	$ 0.11	$ 1.34	$ 1.45	$ (0.11)	$ (1.41)	$ (1.52)	$ 10.92	16.47%	$ 4,510	1.79%	1.08%	1.12%	50%
C	10.99	0.12	1.35	1.47	(0.12)	(1.41)	(1.53)	10.93	16.68	286	2.38	0.95	1.19	50
I	11.00	0.13	1.32	1.45	(0.26)	(1.41)	(1.67)	10.78	16.85	2,314	1.41	0.77	1.25	50
R3	10.98	0.14	1.43	1.57	(0.12)	(1.41)	(1.53)	11.02	17.77	112	1.85	0.75	1.39	50
R4	10.99	0.13	1.35	1.48	(0.13)	(1.41)	(1.54)	10.93	16.78	125	1.61	0.84	1.30	50
R5	10.99	0.13	1.36	1.49	(0.13)	(1.41)	(1.54)	10.94	16.88	112	1.35	0.79	1.35	50
R6	11.01	0.15	1.36	1.51	(0.15)	(1.41)	(1.56)	10.96	17.12	112	1.31	0.67	1.47	50
Y	11.00	0.14	1.35	1.49	(0.14)	(1.41)	(1.55)	10.94	17.00	804	1.36	0.71	1.39	50
F	11.06	0.16	1.34	1.50	(0.14)	(1.41)	(1.55)	11.01	16.88	11,696	1.41	0.69	1.52	50
For the Year Ended October 31, 2018
A	$ 13.64	$ 0.13	$ (1.65)	$ (1.52)	$ (0.06)	$ (1.07)	$ (1.13)	$ 10.99	(12.08)%	$ 4,266	1.64%	1.07%	1.04%	42%
C	13.62	0.14	(1.65)	(1.51)	(0.05)	(1.07)	(1.12)	10.99	(11.95)	1,425	2.34	0.97	1.13	42
I	13.68	0.15	(1.64)	(1.49)	(0.12)	(1.07)	(1.19)	11.00	(11.82)	8,157	1.26	0.76	1.25	42
R3	13.63	0.14	(1.65)	(1.51)	(0.07)	(1.07)	(1.14)	10.98	(12.02)	1,231	1.96	0.98	1.13	42
R4	13.64	0.14	(1.64)	(1.50)	(0.08)	(1.07)	(1.15)	10.99	(11.93)	1,247	1.66	0.92	1.18	42
R5	13.65	0.15	(1.65)	(1.50)	(0.09)	(1.07)	(1.16)	10.99	(11.84)	1,241	1.36	0.87	1.24	42
R6	13.66	0.17	(1.65)	(1.48)	(0.10)	(1.07)	(1.17)	11.01	(11.74)	1,244	1.24	0.75	1.35	42
Y	13.66	0.16	(1.64)	(1.48)	(0.11)	(1.07)	(1.18)	11.00	(11.77)	1,342	1.29	0.76	1.34	42
F	13.68	0.17	(1.67)	(1.50)	(0.05)	(1.07)	(1.12)	11.06	(11.78)	9,263	1.24	0.75	1.38	42
99

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2017
A	$ 11.53	$ 0.11	$ 2.33	$ 2.44	$ (0.12)	$ (0.21)	$ (0.33)	$ 13.64	21.76%	$ 4,336	1.87%	1.18%	0.87%	44%
C	11.47	0.08	2.33	2.41	(0.05)	(0.21)	(0.26)	13.62	21.48	1,559	2.53	1.37	0.69	44
I	11.55	0.14	2.34	2.48	(0.14)	(0.21)	(0.35)	13.68	22.12	19,040	1.53	0.92	1.18	44
R3	11.50	0.10	2.33	2.43	(0.09)	(0.21)	(0.30)	13.63	21.68	1,399	2.20	1.22	0.83	44
R4	11.52	0.12	2.32	2.44	(0.11)	(0.21)	(0.32)	13.64	21.84	1,404	1.90	1.11	0.94	44
R5	11.54	0.13	2.33	2.46	(0.14)	(0.21)	(0.35)	13.65	22.01	1,408	1.60	1.00	1.05	44
R6	11.55	0.14	2.33	2.47	(0.15)	(0.21)	(0.36)	13.66	22.09	1,411	1.50	0.90	1.16	44
Y	11.55	0.14	2.33	2.47	(0.15)	(0.21)	(0.36)	13.66	22.09	1,469	1.51	0.90	1.16	44
F(4)	11.81	0.08	1.79	1.87	—	—	—	13.68	(5)15.83	6,424	(6)1.58	(6)0.90	(6)0.87	44
For the Period Ended October 31, 2016
A(7)	$ 10.00	$ 0.13	$ 1.40	$ 1.53	$ —	$ —	$ —	$ 11.53	(5)15.30%	$ 1,489	(6)1.46%	(6)1.17%	(6)1.75%	(5)25%
C(7)	10.00	0.07	1.40	1.47	—	—	—	11.47	(5)14.70	1,196	(6)2.20	(6)1.90	(6)0.99	(5)25
I(7)	10.00	0.15	1.40	1.55	—	—	—	11.55	(5)15.50	21,506	(6)1.20	(6)0.90	(6)1.99	(5)25
R3(7)	10.00	0.10	1.40	1.50	—	—	—	11.50	(5)15.00	1,150	(6)1.90	(6)1.60	(6)1.29	(5)25
R4(7)	10.00	0.12	1.40	1.52	—	—	—	11.52	(5)15.20	1,152	(6)1.60	(6)1.30	(6)1.59	(5)25
R5(7)	10.00	0.14	1.40	1.54	—	—	—	11.54	(5)15.40	1,154	(6)1.30	(6)1.00	(6)1.89	(5)25
R6(7)	10.00	0.15	1.40	1.55	—	—	—	11.55	(5)15.50	1,155	(6)1.20	(6)0.90	(6)1.99	(5)25
Y(7)	10.00	0.15	1.40	1.55	—	—	—	11.55	(5)15.50	1,155	(6)1.20	(6)0.90	(6)1.99	(5)25
Hartford Emerging Markets Equity Fund
For the Year Ended October 31, 2020
A	$ 8.96	$ 0.11	$ 0.18	$ 0.29	$ (0.19)	$ —	$ (0.19)	$ 9.06	3.12%	$ 36,749	1.47%	1.41%	1.27%	104%
C	8.78	0.04	0.16	0.20	(0.10)	—	(0.10)	8.88	2.26	1,669	2.29	2.20	0.45	104
I	8.94	0.14	0.18	0.32	(0.22)	—	(0.22)	9.04	3.45	26,381	1.14	1.08	1.61	104
R3	8.95	0.09	0.16	0.25	(0.19)	—	(0.19)	9.01	2.68	284	1.76	1.70	1.04	104
R4	9.01	0.12	0.16	0.28	(0.06)	—	(0.06)	9.23	3.12	328	1.46	1.39	1.34	104
R5	8.90	0.14	0.18	0.32	(0.22)	—	(0.22)	9.00	3.46	791	1.16	1.10	1.58	104
R6	8.96	0.15	0.17	0.32	(0.23)	—	(0.23)	9.05	3.43	1,065	1.04	0.98	1.71	104
Y	8.93	0.14	0.18	0.32	(0.22)	—	(0.22)	9.03	3.47	244,884	1.14	1.08	1.62	104
F	8.90	0.15	0.17	0.32	(0.22)	—	(0.22)	9.00	3.55	57,105	1.04	0.98	1.73	104
For the Year Ended October 31, 2019
A	$ 8.39	$ 0.18	$ 0.54	$ 0.72	$ (0.15)	$ —	$ (0.15)	$ 8.96	8.82%	$ 45,113	1.50%	1.39%	2.02%	81%
C	8.18	0.10	0.54	0.64	(0.04)	—	(0.04)	8.78	7.93	2,738	2.34	2.20	1.20	81
I	8.39	0.23	0.50	0.73	(0.18)	—	(0.18)	8.94	8.99	23,116	1.19	1.09	2.60	81
R3	8.38	0.16	0.54	0.70	(0.13)	—	(0.13)	8.95	8.45	220	1.81	1.69	1.78	81
R4	8.44	0.14	0.59	0.73	(0.16)	—	(0.16)	9.01	8.87	352	1.51	1.39	1.65	81
R5	8.34	0.22	0.52	0.74	(0.18)	—	(0.18)	8.90	9.14	691	1.21	1.10	2.51	81
R6	8.39	0.22	0.54	0.76	(0.19)	—	(0.19)	8.96	9.26	1,006	1.09	0.98	2.57	81
Y	8.38	0.29	0.45	0.74	(0.19)	—	(0.19)	8.93	9.06	205,680	1.19	1.07	3.34	81
F	8.35	0.28	0.46	0.74	(0.19)	—	(0.19)	8.90	9.17	30,845	1.09	0.98	3.20	81
For the Year Ended October 31, 2018
A	$ 9.85	$ 0.20	$ (1.52)	$ (1.32)	$ (0.14)	$ —	$ (0.14)	$ 8.39	(13.61)%	$ 61,016	1.53%	1.38%	2.10%	85%
C	9.64	0.08	(1.45)	(1.37)	(0.09)	—	(0.09)	8.18	(14.32)	3,682	2.37	2.20	0.83	85
I	9.83	0.22	(1.50)	(1.28)	(0.16)	—	(0.16)	8.39	(13.30)	16,780	1.24	1.07	2.23	85
R3	9.85	0.13	(1.48)	(1.35)	(0.12)	—	(0.12)	8.38	(13.89)	206	1.85	1.68	1.37	85
R4	9.90	0.27	(1.59)	(1.32)	(0.14)	—	(0.14)	8.44	(13.57)	5,580	1.55	1.38	2.90	85
R5	9.79	0.18	(1.47)	(1.29)	(0.16)	—	(0.16)	8.34	(13.43)	611	1.26	1.11	1.88	85
R6(9)	10.24	0.11	(1.96)	(1.85)	—	—	—	8.39	(5)(18.07)	838	(6)1.14	(6)0.98	(6)1.90	85
Y	9.83	0.20	(1.48)	(1.28)	(0.17)	—	(0.17)	8.38	(13.32)	47,966	1.19	1.02	2.06	85
F	9.85	0.21	(1.49)	(1.28)	(0.22)	—	(0.22)	8.35	(13.30)	1,912	1.14	0.98	2.23	85
100

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2017
A	$ 7.65	$ 0.15	$ 2.12	$ 2.27	$ (0.07)	$ —	$ (0.07)	$ 9.85	30.12%	$ 23,924	1.76%	1.56%	1.78%	98%
C	7.49	0.08	2.10	2.18	(0.03)	—	(0.03)	9.64	29.28	5,560	2.50	2.33	0.91	98
I	7.64	0.21	2.08	2.29	(0.10)	—	(0.10)	9.83	30.54	11,361	1.42	1.29	2.43	98
R3	7.58	0.12	2.15	2.27	—	—	—	9.85	29.95	197	2.11	1.82	1.41	98
R4	7.61	0.11	2.18	2.29	—	—	—	9.90	30.09	41	1.87	1.56	1.38	98
R5	7.59	0.09	2.20	2.29	(0.09)	—	(0.09)	9.79	30.66	876	1.35	1.17	0.95	98
Y	7.64	0.13	2.17	2.30	(0.11)	—	(0.11)	9.83	30.64	38,223	1.32	1.23	1.62	98
F(4)	7.96	0.21	1.68	1.89	—	—	—	9.85	(5)23.74	1,500	(6)1.25	(6)1.03	(6)3.54	98
For the Year Ended October 31, 2016
A	$ 7.30	$ 0.08	$ (10)0.50	$ 0.58	$ (0.13)	$ (0.10)	$ (0.23)	$ 7.65	8.52%	$ 10,848	1.94%	(11)1.76%	1.12%	97%
C	7.15	0.03	(10)0.49	0.52	(0.08)	(0.10)	(0.18)	7.49	7.69	1,520	2.61	(11)2.51	0.46	97
I	7.30	0.10	(10)0.51	0.61	(0.17)	(0.10)	(0.27)	7.64	8.94	2,665	1.42	(11)1.36	1.52	97
R3	7.24	—	(10)0.56	0.56	(0.12)	(0.10)	(0.22)	7.58	8.30	165	2.09	(11)1.96	(0.01)	97
R4	7.28	0.01	(10)0.57	0.58	(0.15)	(0.10)	(0.25)	7.61	8.44	40	1.78	(11)1.66	0.11	97
R5	7.30	0.02	(10)0.54	0.56	(0.17)	(0.10)	(0.27)	7.59	8.22	13	1.47	(11)1.36	0.35	97
Y	7.29	0.09	(10)0.53	0.62	(0.17)	(0.10)	(0.27)	7.64	9.16	65,378	1.37	(11)1.31	1.33	97
Hartford Global Impact Fund
For the Year Ended October 31, 2020
A	$ 11.32	$ 0.06	$ 1.56	$ 1.62	$ (0.04)	$ —	$ (0.04)	$ 12.90	14.37%	$ 41,474	1.50%	1.02%	0.56%	85%
C	11.12	(0.02)	1.53	1.51	(0.03)	—	(0.03)	12.60	13.63	2,132	2.23	1.75	(0.17)	85
I	11.30	0.10	1.56	1.66	(0.08)	—	(0.08)	12.88	14.79	24,403	1.12	0.66	0.90	85
R3	11.14	0.04	1.54	1.58	(0.04)	—	(0.04)	12.68	14.21	5,327	1.72	1.22	0.36	85
R4	11.28	0.08	1.56	1.64	(0.04)	—	(0.04)	12.88	14.59	894	1.38	0.87	0.73	85
R5	11.18	0.11	1.54	1.65	(0.05)	—	(0.05)	12.78	14.77	253	1.10	0.60	0.95	85
R6	11.21	0.10	1.56	1.66	(0.08)	—	(0.08)	12.79	14.87	3,111	1.04	0.59	0.88	85
Y	11.17	0.14	1.55	1.69	(0.05)	—	(0.05)	12.81	15.15	2,958	0.93	0.43	1.27	85
F	11.36	0.12	1.57	1.69	(0.17)	—	(0.17)	12.88	15.05	3,850	0.98	0.41	1.01	85
For the Year Ended October 31, 2019
A	$ 11.10	$ 0.12	$ 1.46	$ 1.58	$ (0.06)	$ (1.30)	$ (1.36)	$ 11.32	16.93%	$ 872	(12)1.94%	(12)1.10%	1.17%	(13)5%
C	10.93	0.07	1.45	1.52	(0.03)	(1.30)	(1.33)	11.12	16.45	38	(12)2.74	(12)1.60	0.63	(13)5
I	11.05	0.17	1.46	1.63	(0.08)	(1.30)	(1.38)	11.30	17.47	13,351	(12)1.54	(12)0.73	1.60	(13)5
R3	10.98	0.08	1.48	1.56	(0.10)	(1.30)	(1.40)	11.14	16.94	282	(12)2.07	(12)1.19	0.79	(13)5
R4	11.08	0.13	1.46	1.59	(0.09)	(1.30)	(1.39)	11.28	17.11	27	(12)1.91	(12)0.95	1.25	(13)5
R5	11.00	0.15	1.44	1.59	(0.11)	(1.30)	(1.41)	11.18	17.45	13	(12)1.61	(12)0.76	1.43	(13)5
R6	11.01	0.20	1.41	1.61	(0.11)	(1.30)	(1.41)	11.21	17.45	897	(12)1.43	(12)0.63	1.81	(13)5
Y	10.99	0.23	1.37	1.60	(0.12)	(1.30)	(1.42)	11.17	17.42	300	(12)1.54	(12)0.67	2.11	(13)5
F	11.16	0.16	1.47	1.63	(0.13)	(1.30)	(1.43)	11.36	17.43	30,632	(12)1.49	(12)0.66	1.54	(13)5
For the Year Ended October 31, 2018
A	$ 11.63	$ 0.09	$ (0.27)	$ (0.18)	$ —	$ (0.35)	$ (0.35)	$ 11.10	(1.69)%	$ 455	(12)2.35%	(12)1.20%	0.78%	(14)79%
C	11.57	0.03	(0.27)	(0.24)	(0.05)	(0.35)	(0.40)	10.93	(2.25)	40	(12)3.12	(12)1.64	0.28	(14)79
I	11.66	0.13	(0.26)	(0.13)	(0.13)	(0.35)	(0.48)	11.05	(1.34)	2,588	(12)1.91	(12)0.79	1.12	(14)79
R3	11.63	0.10	(0.25)	(0.15)	(0.15)	(0.35)	(0.50)	10.98	(1.54)	11	(12)2.60	(12)0.98	0.85	(14)79
R4	11.64	0.10	(0.26)	(0.16)	(0.05)	(0.35)	(0.40)	11.08	(1.58)	23	(12)2.30	(12)1.03	0.88	(14)79
R5	11.65	0.12	(0.25)	(0.13)	(0.17)	(0.35)	(0.52)	11.00	(1.40)	11	(12)1.99	(12)0.85	1.00	(14)79
R6	11.66	0.13	(0.25)	(0.12)	(0.18)	(0.35)	(0.53)	11.01	(1.23)	12	(12)1.88	(12)0.74	1.10	(14)79
Y	11.65	0.14	(0.27)	(0.13)	(0.18)	(0.35)	(0.53)	10.99	(1.31)	22	(12)1.93	(12)0.79	1.15	(14)79
F	11.66	0.13	(0.26)	(0.13)	(0.02)	(0.35)	(0.37)	11.16	(1.26)	26,117	(12)1.88	(12)0.74	1.10	(14)79
101

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Period Ended October 31, 2017(4)
A	$ 10.00	$ 0.06	$ 1.57	$ 1.63	$ —	$ —	$ —	$ 11.63	(5)16.30%	$ 140	(6)(12)5.13%	(6)(12)1.19%	(6)0.76%	(14)50%
C	10.00	0.01	1.56	1.57	—	—	—	11.57	(5)15.70	16	(6)(12)5.94	(6)(12)2.00	(6)0.11	(14)50
I	10.00	0.09	1.57	1.66	—	—	—	11.66	(5)16.60	1,214	(6)(12)4.76	(6)(12)0.86	(6)1.26	(14)50
R3	10.00	0.07	1.56	1.63	—	—	—	11.63	(5)16.30	12	(6)(12)5.54	(6)(12)1.22	(6)0.93	(14)50
R4	10.00	0.07	1.57	1.64	—	—	—	11.64	(5)16.40	12	(6)(12)5.24	(6)(12)1.12	(6)1.01	(14)50
R5	10.00	0.09	1.56	1.65	—	—	—	11.65	(5)16.50	12	(6)(12)4.94	(6)(12)0.95	(6)1.19	(14)50
R6	10.00	0.09	1.57	1.66	—	—	—	11.66	(5)16.60	12	(6)(12)4.84	(6)(12)0.85	(6)1.29	(14)50
Y	10.00	0.12	1.53	1.65	—	—	—	11.65	(5)16.50	12	(6)(12)4.79	(6)(12)0.90	(6)1.63	(14)50
F	10.00	0.10	1.56	1.66	—	—	—	11.66	(5)16.50	26,456	(6)(12)4.74	(6)(12)0.85	(6)1.28	(14)50
Hartford International Equity Fund
For the Year Ended October 31, 2020
A	$ 10.74	$ 0.11	$ (0.37)	$ (0.26)	$ (0.24)	$ —	$ (0.24)	$ 10.24	(2.57)%	$ 558,506	0.99%	0.99%	1.04%	77%
C	10.52	0.02	(0.35)	(0.33)	(0.14)	—	(0.14)	10.05	(3.28)	24,973	1.75	1.75	0.24	77
I	10.88	0.14	(0.36)	(0.22)	(0.28)	—	(0.28)	10.38	(2.21)	54,603	0.63	0.63	1.36	77
R3	10.65	0.08	(0.36)	(0.28)	(0.21)	—	(0.21)	10.16	(2.81)	12,115	1.24	1.23	0.79	77
R4	10.74	0.11	(0.36)	(0.25)	(0.23)	—	(0.23)	10.26	(2.52)	6,419	0.95	0.95	1.07	77
R5	9.50	0.15	(0.34)	(0.19)	(0.28)	—	(0.28)	9.03	(2.20)	8,761	0.66	0.66	1.67	77
R6	10.93	0.16	(0.37)	(0.21)	(0.29)	—	(0.29)	10.43	(2.11)	37,296	0.55	0.55	1.53	77
Y	10.88	0.13	(0.35)	(0.22)	(0.28)	—	(0.28)	10.38	(2.20)	13,601	0.65	0.65	1.27	77
F	10.94	0.16	(0.37)	(0.21)	(0.29)	—	(0.29)	10.44	(2.11)	67,949	0.54	0.54	1.50	77
For the Year Ended October 31, 2019
A	$ 9.91	$ 0.20	$ 0.67	$ 0.87	$ (0.02)	$ (0.02)	$ (0.04)	$ 10.74	8.88%	$ 685,465	0.97%	0.97%	1.94%	78%
C	9.76	0.11	0.67	0.78	—	(0.02)	(0.02)	10.52	8.01	43,009	1.71	1.71	1.13	78
I	10.01	0.23	0.69	0.92	(0.03)	(0.02)	(0.05)	10.88	9.29	82,136	0.63	0.63	2.20	78
R3	9.85	0.17	0.67	0.84	(0.02)	(0.02)	(0.04)	10.65	8.59	16,410	1.24	1.24	1.67	78
R4	9.91	0.20	0.68	0.88	(0.03)	(0.02)	(0.05)	10.74	8.89	8,653	0.96	0.96	1.99	78
R5	8.75	0.20	0.60	0.80	(0.03)	(0.02)	(0.05)	9.50	9.27	1,686	0.65	0.65	2.23	78
R6	10.06	0.24	0.69	0.93	(0.04)	(0.02)	(0.06)	10.93	9.29	22,624	0.54	0.54	2.32	78
Y	10.02	0.25	0.67	0.92	(0.04)	(0.02)	(0.06)	10.88	9.28	33,756	0.62	0.62	2.38	78
F	10.06	0.25	0.69	0.94	(0.04)	(0.02)	(0.06)	10.94	9.39	72,152	0.54	0.54	2.38	78
For the Year Ended October 31, 2018
A	$ 11.42	$ 0.13	$ (1.28)	$ (1.15)	$ (0.18)	$ (0.18)	$ (0.36)	$ 9.91	(10.47)%	$ 750,143	1.15%	0.97%	1.30%	85%
C	11.28	0.07	(1.29)	(1.22)	(0.12)	(0.18)	(0.30)	9.76	(11.16)	70,348	1.96	1.75	0.65	85
I	11.52	0.20	(1.33)	(1.13)	(0.20)	(0.18)	(0.38)	10.01	(10.21)	120,491	0.87	0.66	1.85	85
R3	11.37	0.02	(1.21)	(1.19)	(0.15)	(0.18)	(0.33)	9.85	(10.84)	19,595	1.41	1.27	0.29	85
R4	11.43	0.12	(1.28)	(1.16)	(0.18)	(0.18)	(0.36)	9.91	(10.58)	15,357	1.19	0.99	1.29	85
R5	10.09	0.17	(1.13)	(0.96)	(0.20)	(0.18)	(0.38)	8.75	(9.97)	1,109	0.91	0.69	1.75	85
R6(9)	11.48	0.11	(1.53)	(1.42)	—	—	—	10.06	(5)(12.37)	4,959	(6)0.68	(6)0.53	(6)1.50	85
Y	11.51	0.22	(1.31)	(1.09)	(0.22)	(0.18)	(0.40)	10.02	(9.92)	27,321	0.83	0.59	2.02	85
F	11.53	0.18	(1.28)	(1.10)	(0.19)	(0.18)	(0.37)	10.06	(9.94)	74,278	0.71	0.55	1.76	85
For the Year Ended October 31, 2017
A	$ 9.37	$ 0.15	$ 2.07	$ 2.22	$ (0.17)	$ —	$ (0.17)	$ 11.42	24.17%	$ 15,943	1.74%	1.16%	1.43%	133%
C	9.25	0.07	2.06	2.13	(0.10)	—	(0.10)	11.28	23.29	4,527	2.47	1.91	0.71	133
I	9.44	0.20	2.06	2.26	(0.18)	—	(0.18)	11.52	24.49	14,971	1.43	0.88	1.88	133
R3	9.37	0.11	2.07	2.18	(0.18)	—	(0.18)	11.37	23.76	93	2.28	1.46	1.10	133
R4	9.40	0.15	2.07	2.22	(0.19)	—	(0.19)	11.43	24.13	740	1.75	1.17	1.39	133
R5	9.38	0.21	1.75	1.96	(1.25)	—	(1.25)	10.09	24.50	397	1.38	0.85	2.28	133
Y	9.44	0.18	2.09	2.27	(0.20)	—	(0.20)	11.51	24.67	11,822	1.31	0.78	1.76	133
F(4)	9.65	0.08	1.80	1.88	—	—	—	11.53	(5)19.48	1,739	(6)1.26	(6)0.66	(6)1.01	133
102

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$ 9.40	$ 0.14	$ 0.06	$ 0.20	$ (0.10)	$ (0.13)	$ (0.23)	$ 9.37	2.29%	$ 10,519	1.99%	(15)1.20%	1.52%	95%
B	9.35	0.01	0.11	0.12	(0.03)	(0.13)	(0.16)	9.31	1.37	120	2.71	(15)1.95	0.17	95
C	9.29	0.07	0.06	0.13	(0.04)	(0.13)	(0.17)	9.25	1.46	2,583	2.73	(15)1.95	0.80	95
I	9.47	0.16	0.07	0.23	(0.13)	(0.13)	(0.26)	9.44	2.55	5,109	1.63	(15)0.90	1.82	95
R3	9.41	0.05	0.13	0.18	(0.09)	(0.13)	(0.22)	9.37	2.02	110	2.26	(15)1.50	0.57	95
R4	9.44	0.07	0.13	0.20	(0.11)	(0.13)	(0.24)	9.40	2.24	251	1.94	(15)1.20	0.80	95
R5	9.47	0.07	0.11	0.18	(0.14)	(0.13)	(0.27)	9.38	2.01	11	1.61	(15)0.90	0.79	95
Y	9.47	0.18	0.07	0.25	(0.15)	(0.13)	(0.28)	9.44	2.73	10,857	1.51	(15)0.80	1.96	95
The Hartford International Growth Fund
For the Year Ended October 31, 2020
A	$ 14.40	$ (8)0.00	$ 1.78	$ 1.78	$ (0.08)	$ —	$ (0.08)	$ 16.10	12.40%	$ 137,068	1.36%	1.30%	(19)0.00%	112%
C	13.12	(0.10)	1.61	1.51	—	—	—	14.63	11.51	5,435	2.14	2.05	(0.76)	112
I	14.29	0.06	1.75	1.81	(0.13)	—	(0.13)	15.97	12.75	189,631	0.97	0.93	0.40	112
R3	14.59	(0.04)	1.80	1.76	(0.04)	—	(0.04)	16.31	12.08	711	1.61	1.57	(0.26)	112
R4	14.83	0.01	1.83	1.84	(0.06)	—	(0.06)	16.61	12.44	2,260	1.30	1.26	0.07	112
R5	14.96	0.05	1.85	1.90	(0.13)	—	(0.13)	16.73	12.76	30,666	0.99	0.95	0.35	112
R6	15.04	0.07	1.86	1.93	(0.14)	—	(0.14)	16.83	12.90	4,560	0.90	0.85	0.48	112
Y	15.01	0.05	1.85	1.90	(0.13)	—	(0.13)	16.78	12.74	12,562	1.00	0.95	0.35	112
F	14.31	0.07	1.77	1.84	(0.15)	—	(0.15)	16.00	12.88	159,194	0.89	0.85	0.47	112
For the Year Ended October 31, 2019
A	$ 13.85	$ 0.09	$ 1.51	$ 1.60	$ (0.08)	$ (0.97)	$ (1.05)	$ 14.40	12.97%	$ 128,065	1.38%	1.30%	0.66%	64%
C	12.71	(0.01)	1.39	1.38	—	(0.97)	(0.97)	13.12	12.16	6,842	2.15	2.05	(0.11)	64
I	13.75	0.14	1.49	1.63	(0.12)	(0.97)	(1.09)	14.29	13.41	39,175	0.99	0.94	1.04	64
R3	14.00	0.06	1.53	1.59	(0.03)	(0.97)	(1.00)	14.59	12.63	632	1.63	1.57	0.44	64
R4	14.21	0.09	1.56	1.65	(0.06)	(0.97)	(1.03)	14.83	12.99	4,102	1.33	1.27	0.67	64
R5	14.34	0.14	1.57	1.71	(0.12)	(0.97)	(1.09)	14.96	13.40	25,303	1.02	0.96	1.00	64
R6	14.41	0.16	1.57	1.73	(0.13)	(0.97)	(1.10)	15.04	13.48	3,059	0.91	0.85	1.09	64
Y	14.39	0.15	1.57	1.72	(0.13)	(0.97)	(1.10)	15.01	13.45	18,100	0.98	0.92	1.05	64
F	13.77	0.15	1.49	1.64	(0.13)	(0.97)	(1.10)	14.31	13.50	112,149	0.91	0.85	1.12	64
For the Year Ended October 31, 2018
A	$ 15.21	$ 0.10	$ (1.38)	$ (1.28)	$ (0.08)	$ —	$ (0.08)	$ 13.85	(8.47)%	$ 123,681	1.40%	1.30%	0.64%	76%
C	13.99	(0.01)	(1.27)	(1.28)	—	—	—	12.71	(9.15)	7,962	2.21	2.05	(0.09)	76
I	15.09	0.15	(1.37)	(1.22)	(0.12)	—	(0.12)	13.75	(8.16)	35,144	1.04	0.98	0.98	76
R3	15.36	0.06	(1.41)	(1.35)	(0.01)	—	(0.01)	14.00	(8.72)	556	1.67	1.60	0.36	76
R4	15.59	0.09	(1.39)	(1.30)	(0.08)	—	(0.08)	14.21	(8.41)	8,748	1.36	1.30	0.59	76
R5	15.74	0.17	(1.45)	(1.28)	(0.12)	—	(0.12)	14.34	(8.19)	21,691	1.06	1.00	1.03	76
R6(9)	16.23	0.02	(1.84)	(1.82)	—	—	—	14.41	(5)(11.21)	583	(6)0.94	(6)0.86	(6)0.22	76
Y	15.79	0.17	(1.44)	(1.27)	(0.13)	—	(0.13)	14.39	(8.13)	16,422	0.98	0.91	1.05	76
F	15.11	0.16	(1.37)	(1.21)	(0.13)	—	(0.13)	13.77	(8.10)	94,527	0.95	0.89	1.07	76
For the Year Ended October 31, 2017
A	$ 12.24	$ 0.09	$ 3.02	$ 3.11	$ (0.14)	$ —	$ (0.14)	$ 15.21	25.79%	$ 124,332	1.48%	1.30%	0.71%	82%
C	11.26	(0.01)	2.79	2.78	(0.05)	—	(0.05)	13.99	24.88	15,539	2.21	2.05	(0.06)	82
I	12.16	0.15	2.96	3.11	(0.18)	—	(0.18)	15.09	26.05	26,644	1.34	1.00	1.18	82
R3	12.33	0.06	3.05	3.11	(0.08)	—	(0.08)	15.36	25.48	649	1.81	1.60	0.45	82
R4	12.55	0.10	3.09	3.19	(0.15)	—	(0.15)	15.59	25.75	11,579	1.39	1.30	0.75	82
R5	12.67	0.13	3.12	3.25	(0.18)	—	(0.18)	15.74	26.23	7,184	1.10	1.00	0.93	82
Y	12.71	0.11	3.16	3.27	(0.19)	—	(0.19)	15.79	26.20	11,865	1.01	0.95	0.81	82
F(4)	12.18	0.06	2.87	2.93	—	—	—	15.11	(5)24.06	61,131	(6)0.99	(6)0.90	(6)0.65	82
103

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$ 12.38	$ 0.13	$ (0.19)	$ (0.06)	$ (0.08)	$ —	$ (0.08)	$ 12.24	(0.39)%	$ 109,049	1.56%	(16)1.32%	1.07%	89%
B	11.41	0.02	(0.16)	(0.14)	—	—	—	11.27	(1.23)	911	2.69	(16)2.07	0.19	89
C	11.40	0.03	(0.16)	(0.13)	(0.01)	—	(0.01)	11.26	(1.22)	14,706	2.27	(16)2.07	0.30	89
I	12.30	0.17	(0.18)	(0.01)	(0.13)	—	(0.13)	12.16	(0.12)	35,437	1.19	(16)1.02	1.39	89
R3	12.50	0.10	(0.20)	(0.10)	(0.07)	—	(0.07)	12.33	(0.78)	1,027	1.79	(16)1.62	0.81	89
R4	12.72	0.15	(0.20)	(0.05)	(0.12)	—	(0.12)	12.55	(0.45)	10,542	1.43	(16)1.32	1.18	89
R5	12.82	0.17	(0.19)	(0.02)	(0.13)	—	(0.13)	12.67	(0.17)	5,925	1.13	(16)1.02	1.39	89
Y	12.86	0.16	(0.17)	(0.01)	(0.14)	—	(0.14)	12.71	(0.09)	17,282	1.03	(16)0.97	1.25	89
The Hartford International Opportunities Fund
For the Year Ended October 31, 2020
A	$ 15.70	$ 0.05	$ 1.12	$ 1.17	$ (0.21)	$ —	$ (0.21)	$ 16.66	7.48%	$ 450,001	1.12%	1.12%	0.29%	100%
C	13.63	(0.07)	0.98	0.91	(0.10)	—	(0.10)	14.44	6.67	27,825	1.89	1.89	(0.48)	100
I	15.62	0.10	1.12	1.22	(0.27)	—	(0.27)	16.57	7.81	347,719	0.78	0.78	0.63	100
R3	15.95	(8)0.00	1.13	1.13	(0.15)	—	(0.15)	16.93	7.10	37,082	1.42	1.42	(0.01)	100
R4	16.26	0.05	1.16	1.21	(0.20)	—	(0.20)	17.27	7.45	104,353	1.10	1.10	0.30	100
R5	16.43	0.11	1.16	1.27	(0.26)	—	(0.26)	17.44	7.77	307,347	0.80	0.80	0.66	100
R6	16.53	0.12	1.18	1.30	(0.28)	—	(0.28)	17.55	7.88	739,434	0.70	0.70	0.71	100
Y	16.53	0.11	1.18	1.29	(0.27)	—	(0.27)	17.55	7.83	1,074,227	0.80	0.76	0.66	100
F	15.63	0.11	1.12	1.23	(0.28)	—	(0.28)	16.58	7.89	619,937	0.70	0.70	0.71	100
For the Year Ended October 31, 2019
A	$ 14.66	$ 0.21	$ 1.36	$ 1.57	$ (0.18)	$ (0.35)	$ (0.53)	$ 15.70	11.32%	$ 464,083	1.12%	1.12%	1.42%	92%
C	12.74	0.08	1.19	1.27	(0.03)	(0.35)	(0.38)	13.63	10.46	37,457	1.89	1.89	0.64	92
I	14.60	0.25	1.35	1.60	(0.23)	(0.35)	(0.58)	15.62	11.67	350,647	0.79	0.79	1.71	92
R3	14.87	0.17	1.39	1.56	(0.13)	(0.35)	(0.48)	15.95	11.03	51,593	1.42	1.42	1.14	92
R4	15.16	0.22	1.41	1.63	(0.18)	(0.35)	(0.53)	16.26	11.34	133,349	1.12	1.12	1.44	92
R5	15.32	0.27	1.42	1.69	(0.23)	(0.35)	(0.58)	16.43	11.73	265,062	0.80	0.80	1.74	92
R6	15.42	0.30	1.41	1.71	(0.25)	(0.35)	(0.60)	16.53	11.78	638,619	0.70	0.70	1.93	92
Y	15.41	0.28	1.43	1.71	(0.24)	(0.35)	(0.59)	16.53	11.80	981,426	0.78	0.75	1.80	92
F	14.61	0.27	1.35	1.62	(0.25)	(0.35)	(0.60)	15.63	11.82	660,251	0.70	0.70	1.82	92
For the Year Ended October 31, 2018
A	$ 17.49	$ 0.18	$ (2.19)	$ (2.01)	$ (0.21)	$ (0.61)	$ (0.82)	$ 14.66	(12.07)%	$ 480,730	1.10%	1.10%	1.05%	76%
C	15.33	0.05	(1.90)	(1.85)	(0.13)	(0.61)	(0.74)	12.74	(12.71)	48,193	1.87	1.86	0.32	76
I	17.41	0.24	(2.19)	(1.95)	(0.25)	(0.61)	(0.86)	14.60	(11.81)	457,499	0.79	0.79	1.41	76
R3	17.73	0.13	(2.22)	(2.09)	(0.16)	(0.61)	(0.77)	14.87	(12.33)	57,967	1.41	1.41	0.73	76
R4	18.06	0.18	(2.26)	(2.08)	(0.21)	(0.61)	(0.82)	15.16	(12.07)	157,811	1.11	1.11	1.04	76
R5	18.24	0.24	(2.29)	(2.05)	(0.26)	(0.61)	(0.87)	15.32	(11.82)	253,440	0.80	0.80	1.35	76
R6	18.34	0.27	(2.30)	(2.03)	(0.28)	(0.61)	(0.89)	15.42	(11.69)	505,433	0.70	0.70	1.56	76
Y	18.34	0.25	(2.30)	(2.05)	(0.27)	(0.61)	(0.88)	15.41	(11.77)	1,029,715	0.74	0.74	1.41	76
F	17.43	0.25	(2.18)	(1.93)	(0.28)	(0.61)	(0.89)	14.61	(11.72)	599,574	0.70	0.70	1.49	76
For the Year Ended October 31, 2017
A	$ 14.36	$ 0.18	$ 3.10	$ 3.28	$ (0.15)	$ —	$ (0.15)	$ 17.49	23.07%	$ 571,753	1.14%	1.14%	1.11%	102%
C	12.61	0.05	2.73	2.78	(0.06)	—	(0.06)	15.33	22.13	67,778	1.88	1.88	0.37	102
I	14.31	0.24	3.07	3.31	(0.21)	—	(0.21)	17.41	23.36	428,563	0.89	0.89	1.54	102
R3	14.58	0.14	3.14	3.28	(0.13)	—	(0.13)	17.73	22.69	69,884	1.42	1.42	0.87	102
R4	14.84	0.19	3.20	3.39	(0.17)	—	(0.17)	18.06	23.07	192,812	1.12	1.12	1.17	102
R5	14.98	0.25	3.22	3.47	(0.21)	—	(0.21)	18.24	23.47	240,029	0.82	0.82	1.52	102
R6	15.06	0.29	3.21	3.50	(0.22)	—	(0.22)	18.34	23.59	218,688	0.71	0.71	1.70	102
Y	15.07	0.24	3.25	3.49	(0.22)	—	(0.22)	18.34	23.51	1,131,809	0.74	0.74	1.49	102
F(4)	14.79	0.20	2.44	2.64	—	—	—	17.43	(5)17.85	526,321	(6)0.71	(6)0.71	(6)1.75	102
104

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$ 15.11	$ 0.18	$ (0.59)	$ (0.41)	$ (0.11)	$ (0.23)	$ (0.34)	$ 14.36	(2.68)%	$ 483,835	1.20%	1.20%	1.27%	82%
B	13.69	0.03	(0.52)	(0.49)	—	(0.23)	(0.23)	12.97	(3.52)	1,354	2.39	2.04	0.26	82
C	13.32	0.07	(0.53)	(0.46)	(0.02)	(0.23)	(0.25)	12.61	(3.38)	54,507	1.93	1.93	0.52	82
I	15.07	0.23	(0.60)	(0.37)	(0.16)	(0.23)	(0.39)	14.31	(2.34)	271,707	0.88	0.88	1.65	82
R3	15.33	0.15	(0.60)	(0.45)	(0.07)	(0.23)	(0.30)	14.58	(2.88)	58,367	1.45	1.45	1.02	82
R4	15.59	0.19	(0.60)	(0.41)	(0.11)	(0.23)	(0.34)	14.84	(2.58)	139,731	1.14	1.14	1.32	82
R5	15.74	0.24	(0.61)	(0.37)	(0.16)	(0.23)	(0.39)	14.98	(2.33)	101,936	0.84	0.84	1.64	82
R6	15.82	0.28	(0.64)	(0.36)	(0.17)	(0.23)	(0.40)	15.06	(2.23)	29,571	0.74	0.74	1.87	82
Y	15.82	0.27	(0.62)	(0.35)	(0.17)	(0.23)	(0.40)	15.07	(2.16)	1,093,849	0.74	0.74	1.80	82
The Hartford International Value Fund
For the Year Ended October 31, 2020
A	$ 14.53	$ 0.16	$ (3.00)	$ (2.84)	$ (0.42)	$ —	$ (0.42)	$ 11.27	(20.24)%	$ 29,857	1.22%	1.22%	1.31%	26%
C	14.31	0.05	(2.96)	(2.91)	(0.28)	—	(0.28)	11.12	(20.83)	6,692	1.99	1.99	0.37	26
I	14.69	0.19	(3.01)	(2.82)	(0.47)	—	(0.47)	11.40	(19.98)	450,897	0.92	0.92	1.56	26
R3	14.62	0.11	(3.03)	(2.92)	(0.34)	—	(0.34)	11.36	(20.53)	344	1.57	1.57	0.88	26
R4	14.62	0.15	(3.00)	(2.85)	(0.45)	—	(0.45)	11.32	(20.26)	2,812	1.27	1.27	1.26	26
R5	14.72	0.20	(3.02)	(2.82)	(0.46)	—	(0.46)	11.44	(19.94)	26,420	0.95	0.95	1.59	26
R6	15.03	0.20	(3.07)	(2.87)	(0.48)	—	(0.48)	11.68	(19.87)	40,184	0.86	0.86	1.58	26
Y	15.02	0.19	(3.07)	(2.88)	(0.47)	—	(0.47)	11.67	(19.93)	224,804	0.93	0.91	1.43	26
F	14.70	0.19	(3.00)	(2.81)	(0.48)	—	(0.48)	11.41	(19.91)	176,284	0.86	0.86	1.53	26
For the Year Ended October 31, 2019
A	$ 15.11	$ 0.31	$ 0.15	$ 0.46	$ (0.34)	$ (0.70)	$ (1.04)	$ 14.53	3.90%	$ 205,566	1.20%	1.20%	2.19%	51%
C	14.86	0.20	0.17	0.37	(0.22)	(0.70)	(0.92)	14.31	3.14	17,367	1.95	1.95	1.45	51
I	15.28	0.39	0.12	0.51	(0.40)	(0.70)	(1.10)	14.69	4.20	1,004,021	0.91	0.91	2.74	51
R3	15.17	0.25	0.18	0.43	(0.28)	(0.70)	(0.98)	14.62	3.53	669	1.54	1.54	1.80	51
R4	15.20	0.31	0.15	0.46	(0.34)	(0.70)	(1.04)	14.62	3.85	1,396	1.25	1.25	2.17	51
R5	15.32	0.39	0.11	0.50	(0.40)	(0.70)	(1.10)	14.72	4.13	34,293	0.95	0.95	2.80	51
R6(17)	14.59	0.30	0.14	0.44	—	—	—	15.03	(5)3.05	170,365	(6)0.84	(6)0.84	(6)3.15	51
Y	15.60	0.38	0.14	0.52	(0.40)	(0.70)	(1.10)	15.02	4.21	619,624	0.90	0.89	2.63	51
F	15.30	0.36	0.15	0.51	(0.41)	(0.70)	(1.11)	14.70	4.24	280,593	0.84	0.84	2.55	51
For the Year Ended October 31, 2018
A	$ 17.87	$ 0.28	$ (1.88)	$ (1.60)	$ (0.55)	$ (0.61)	$ (1.16)	$ 15.11	(9.67)%	$ 293,131	1.20%	1.20%	1.65%	22%
C	17.61	0.15	(1.85)	(1.70)	(0.44)	(0.61)	(1.05)	14.86	(10.32)	26,524	1.92	1.92	0.92	22
I	18.07	0.33	(1.90)	(1.57)	(0.61)	(0.61)	(1.22)	15.28	(9.41)	905,960	0.90	0.90	1.91	22
R3	17.99	0.23	(1.91)	(1.68)	(0.53)	(0.61)	(1.14)	15.17	(10.02)	851	1.55	1.55	1.32	22
R4	17.98	0.28	(1.90)	(1.62)	(0.55)	(0.61)	(1.16)	15.20	(9.71)	1,441	1.25	1.25	1.64	22
R5	18.13	0.34	(1.93)	(1.59)	(0.61)	(0.61)	(1.22)	15.32	(9.46)	30,210	0.93	0.93	1.98	22
Y	18.43	0.35	(1.95)	(1.60)	(0.62)	(0.61)	(1.23)	15.60	(9.39)	685,942	0.87	0.87	1.99	22
F	18.09	0.37	(1.93)	(1.56)	(0.62)	(0.61)	(1.23)	15.30	(9.31)	382,297	0.83	0.83	2.16	22
For the Year Ended October 31, 2017
A	$ 15.02	$ 0.28	$ 3.28	$ 3.56	$ (0.27)	$ (0.44)	$ (0.71)	$ 17.87	24.76%	$ 379,165	1.32%	1.32%	1.77%	26%
C	14.80	0.18	3.24	3.42	(0.17)	(0.44)	(0.61)	17.61	24.01	34,949	1.93	1.93	1.14	26
I	15.19	0.40	3.26	3.66	(0.34)	(0.44)	(0.78)	18.07	25.21	1,196,683	0.93	0.93	2.43	26
R3	15.14	0.25	3.30	3.55	(0.26)	(0.44)	(0.70)	17.99	24.46	933	1.57	1.57	1.51	26
R4	15.12	0.31	3.28	3.59	(0.29)	(0.44)	(0.73)	17.98	24.83	1,758	1.25	1.25	1.91	26
R5	15.24	0.46	3.21	3.67	(0.34)	(0.44)	(0.78)	18.13	25.18	21,727	0.93	0.93	2.65	26
Y	15.48	0.40	3.34	3.74	(0.35)	(0.44)	(0.79)	18.43	25.29	736,027	0.86	0.86	2.37	26
F(4)	15.50	0.31	2.28	2.59	—	—	—	18.09	(5)16.71	377,877	(6)0.83	(6)0.83	(6)2.61	26
105

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$ 14.31	$ 0.19	$ 0.96	$ 1.15	$ (0.18)	$ (0.26)	$ (0.44)	$ 15.02	8.38%	$ 445,154	1.35%	(18)1.35%	1.40%	32%
C	14.06	0.09	0.96	1.05	(0.05)	(0.26)	(0.31)	14.80	7.70	34,860	2.00	(18)2.00	0.70	32
I	14.45	0.24	0.98	1.22	(0.22)	(0.26)	(0.48)	15.19	8.84	685,403	0.98	(18)0.98	1.74	32
R3	14.28	0.12	1.00	1.12	—	(0.26)	(0.26)	15.14	8.08	545	1.61	(18)1.61	0.85	32
R4	14.36	0.19	0.98	1.17	(0.15)	(0.26)	(0.41)	15.12	8.48	1,679	1.30	(18)1.30	1.36	32
R5	14.46	0.23	0.99	1.22	(0.18)	(0.26)	(0.44)	15.24	8.83	708	1.00	(18)1.00	1.67	32
Y	14.72	0.27	0.98	1.25	(0.23)	(0.26)	(0.49)	15.48	8.90	361,119	0.89	(18)0.89	1.88	32
FINANCIAL HIGHLIGHTS FOOTNOTES
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)
Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.
(4)
Commenced operations on February 28, 2017.
(5)
Not annualized.
(6)
Annualized.
(7)
Commenced operations on February 29, 2016.
(8)
Amount is less than $0.01 per share.
(9)
Commenced operations on February 28, 2018.
(10)
Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(11)
Excluding the expenses not subject to cap, the ratios would have been 1.75%, 2.50%, 1.35%, 1.95%, 1.65%, 1.35% and 1.30% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(12)
Includes the Fund’s share of the Master Portfolio’s allocated expenses.
(13)
Effective October 7, 2019, the Global Impact Fund commenced operations as a stand-alone fund. The portfolio turnover is reflective of the activity from October 7, 2019 to October 31, 2019. The blended portfolio turnover rate of the Global Impact Fund and its former master portfolio, the Global Impact Master Portfolio (the “Master Portfolio”), is 108% which reflects the portfolio turnover of the Master Portfolio from November 1, 2018 through October 4, 2019 and the Global Impact Fund from October 7, 2019 to October 31, 2019.
(14)
The portfolio turnover of the Fund is reflective of the portfolio turnover of the Master Portfolio.
(15)
Excluding the expenses not subject to cap, the ratios would have been 1.19%, 1.94%, 1.94%, 0.89%, 1.49%, 1.19%, 0.89% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(16)
Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 1.00%, 1.60%, 1.30%, 1.00% and 0.95% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(17)
Commenced operations on February 28, 2019.
(18)
Excluding the expenses not subject to cap, the ratios would have been 1.34%, 1.99%, 0.97%, 1.60%, 1.29%, 0.99%, and 0.88% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(19)
Amount is less than 0.01%.
106

For More Information
Two documents are available that offer further information on the Funds:
Annual/Semi-Annual Report To Shareholders
Additional information about each Fund’s investments is available in the annual and semi-annual reports. In each Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year (or period as the case may be), as well as the independent registered public accounting firm’s report.
Statement of Additional Information (SAI)
The SAI contains more detailed information on the Funds. A current SAI and annual report have been filed with the SEC and the SAI is incorporated by reference into (which means it is legally a part of) this prospectus.
The Funds make available this prospectus, the SAI and annual/semi-annual reports free of charge, on the Funds’ website at hartfordfunds.com.
To request a free copy of the current annual/semi-annual report, if available, for the Funds and/or the SAI or for shareholder inquiries or other information about the Funds, please contact the Funds at:
By Mail:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
By Phone:
1-888-843-7824
On The Internet:
hartfordfunds.com
Or you may view or obtain these documents from the SEC:
Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov
E-Mail: publicinfo@sec.gov
Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.
Investing In Mutual Funds:
Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-int.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at https://tools.finra.org/fund_analyzer/?rr=1.
SEC File Number The Hartford Mutual Funds, Inc. 811-07589
MFPRO-IE21 March 1, 2021

Appendix A
Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Funds or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. These waivers or discounts, which may vary from those disclosed elsewhere in the statutory prospectus or SAI, are subject to change and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Funds, Hartford Funds Management Company, LLC, nor Hartford Funds Distributors, LLC supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts. In all instances, it is the purchaser’s responsibility to notify the financial intermediary at the time of purchase of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI. Shareholders should contact Merrill Lynch to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•
Shares purchased through a Merrill Lynch affiliated investment advisory program
•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•
Shares of funds purchased through the Merrill Edge Self-Directed platform
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•
Directors of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus
•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.
CDSC Waivers on A and C Shares available at Merrill Lynch
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
A-1

•
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•
Shares acquired through a right of reinstatement
•
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms
•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in the Fund’s prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing fund shares through an Ameriprise Financial account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.
A-2

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Shareholders should contact Morgan Stanley Wealth Management to determine their eligibility for these waivers.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
A-3

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI. Shareholders should contact Janney to determine their eligibility for these waivers and discounts.
Front-end sales charge* waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•
Shares acquired through a right of reinstatement.
•
Shares exchanged into the same share class of a different fund in the same fund family.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in the Fund’s prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*
Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for
A-4

the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Hartford mutual fund family and Hartford SMART529 plan, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds (if any) and any assets held in group retirement plans) of the Hartford mutual fund family and Hartford SMART529 plan held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs for such SEP IRA plan and/or SIMPLE IRA plan will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
A-5

•
Shares exchanged into Class A shares from another share class eligible to be exchanged pursuant to the prospectus so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•
A fee-based account held on an Edward Jones platform
•
A 529 account held on an Edward Jones platform
•
An account with an active systematic investment plan or LOI
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a class of a Fund eligible to be exchanged pursuant to the prospectus to Class A shares of the same Fund.
Oppenheimer & Co. Inc.
Effective June 30, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact OPCO to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waivers on Class A Shares available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by or through a 529 Plan
•
Shares purchased through an OPCO affiliated investment advisory program
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
A-6

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•
Employees and registered representatives of OPCO or its affiliates and their family members
•
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulation
•
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this prospectus
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co.
Effective June 15, 2020, shareholders purchasing Fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI. Shareholders should contact Baird to determine their eligibility for these waivers and discounts.
Front-End Sales Charge Waivers on Class A shares Available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Hartford mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C shares Available at Baird
•
Shares sold due to death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•
Shares bought due to return of excess contributions from an IRA Account
A-7

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulation
•
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation
•
Breakpoints as described in this prospectus
•
Rights of accumulation, which entitles shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Hartford mutual fund assets held by accounts within the purchaser’s household at Baird. Eligible Hartford mutual fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Hartford mutual funds through Baird, over a 13-month period of time
Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver. Shareholders should contact Stifel to determine their eligibility for these waivers and discounts.
Front-End Sales Load Waiver on Class A shares at Stifel
•
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply
U.S. Bancorp Investments
Waivers Applicable to Purchases through U.S. Bancorp Investments
Effective February 22, 2021, shareholders purchasing Fund shares through a U.S. Bancorp Investments (USBI) platform or account or who own shares for which USBI is the broker-dealer of record, where the shares are held in an omnibus account at the Fund, will be eligible for the following additional sales charge waiver. Shareholders should contact USBI to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waiver on Class A Shares available at U.S. Bancorp Investments
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply
A-8

Hartford Multi-Strategy Funds
Prospectus
March 1, 2021

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Balanced Income Fund	HBLAX	HBLCX	HBLIX	HBLRX	HBLSX	HBLTX	HBLVX	HBLYX	HBLFX
Hartford AARP Balanced Retirement Fund*	HAFAX	HAICX	HAFIX	HAFRX	HAFSX	HAFTX	HAFVX	HAFYX	HAFDX
The Hartford Global Real Asset Fund	HRLAX	HRLCX	HRLIX	HRLRX	HRLSX	HRLTX	—	HRLYX	HRLFX
Hartford Multi-Asset Income and Growth Fund	ITTAX	HAFCX	ITTIX	ITTRX	ITTSX	ITTTX	ITTVX	IHAYX	ITTFX
The Hartford Checks and Balances Fund	HCKAX	HCKCX	HCKIX	HCKRX	HCKSX	HCKTX	—	—	HCKFX
The Hartford Conservative Allocation Fund	HCVAX	HCVCX	HCVIX	HCVRX	HCVSX	HCVTX	—	—	HCVFX
Hartford Moderate Allocation Fund	HBAAX	HBACX	HBAIX	HBARX	HBASX	HBATX	—	—	HBADX
The Hartford Growth Allocation Fund	HRAAX	HRACX	HRAIX	HRARX	HRASX	HRATX	—	—	HRAFX
* Classes A, C, I, R3, and R4 of the Fund are closed to new investors. No purchases of a closed share class are allowed, other than as described in this Prospectus.
As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Funds, be sure to read all risk disclosures carefully before investing.
 HARTFORD FUNDS
P.O. BOX 219060
KANSAS CITY, MO 64121-9060

The Hartford Balanced Income Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide current income with growth of capital as a secondary objective.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 95 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.12%	0.12%	0.11%	0.22%	0.18%	0.14%	0.04%	0.15%	0.04%
Total annual fund operating expenses	0.89%	1.64%	0.63%	1.24%	0.95%	0.66%	0.56%	0.67%	0.56%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 636	$ 818	$ 1,016	$ 1,586
C	$ 267	$ 517	$ 892	$ 1,944
I	$ 64	$ 202	$ 351	$ 786
R3	$ 126	$ 393	$ 681	$ 1,500
R4	$ 97	$ 303	$ 525	$ 1,166
R5	$ 67	$ 211	$ 368	$ 822
R6	$ 57	$ 179	$ 313	$ 701
Y	$ 68	$ 214	$ 373	$ 835
F	$ 57	$ 179	$ 313	$701
If you did not redeem your shares:
C	$ 167	$ 517	$ 892	$1,944

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in a mix of equity securities and fixed income investments. Under normal circumstances, the Fund targets an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%. Allocation decisions within these bands are at the discretion of the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), and are based on Wellington Management’s judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. The equity portion of the Fund invests primarily in common stocks with a history of above-average dividends or expectations of increasing dividends. The equity portion of the Fund may invest in a broad range of market capitalizations, but generally invests in companies with market capitalizations above $2 billion. The Fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities. The Fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt (also known as “junk bonds”). The Fund may also invest up to 25% of the fixed income portion of the portfolio in non-US dollar denominated debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities. The Fund may invest in debt securities of any maturity or duration. The fixed income portfolio manager may allocate a portion of the Fund’s assets to specialists within Wellington Management who implement the individual sector and security selection strategies.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Asset Allocation Risk – The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
4

Dividend Risk – Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
Value Investing Style Risk – Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
5

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	10.42%	June 30, 2020
Worst Quarter Return	-11.81%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark and four broad-based market indices. The blended benchmark is calculated by Hartford Funds Management Company, LLC. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	1.60%	7.30%	7.65%
– Return After Taxes on Distributions	0.72%	5.94%	6.42%
– Return After Taxes on Distributions and Sale of Fund Shares	1.17%	5.32%	5.78%
Share Classes (Return Before Taxes)
Class C	5.73%	7.73%	7.46%
Class I	7.72%	8.79%	8.53%
Class R3	7.15%	8.16%	7.92%
Class R4	7.41%	8.47%	8.24%
Class R5	7.71%	8.77%	8.53%
Class R6*	7.85%	8.89%	8.66%
Class Y	7.74%	8.83%	8.64%
Class F*	7.87%	8.87%	8.57%
45% Russell 1000 Value Index/ 44% Bloomberg Barclays Corporate Index/ 5.5% JP Morgan Emerging Markets Bond Index Plus/ 5.5% Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index	6.92%	8.43%	8.10%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%
Bloomberg Barclays Corporate Index (reflects no deduction for fees, expenses or taxes)	9.89%	6.74%	5.63%
JP Morgan Emerging Markets Bond Index Plus (reflects no deduction for fees, expenses or taxes)	7.05%	6.26%	5.64%
Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index (reflects no deduction for fees, expenses or taxes)	7.05%	8.57%	6.79%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017. Performance for Class F shares prior to February 28, 2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
6

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Scott I. St. John, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2006
W. Michael Reckmeyer, III, CFA	Senior Managing Director and Equity Portfolio Manager	2006
Adam H. Illfelder, CFA	Senior Managing Director and Equity Portfolio Manager	2008
Matthew Hand, CFA	Managing Director and Equity Research Analyst	2006
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
7

Hartford AARP Balanced Retirement Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term total return while seeking to mitigate downside risk.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 95 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees(2)	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.44%	0.44%	0.38%	0.51%	0.46%	0.41%	0.30%	0.40%	0.30%
Acquired fund fees and expenses	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%
Total annual fund operating expenses(3)	1.12%	1.87%	0.81%	1.44%	1.14%	0.84%	0.73%	0.83%	0.73%
Fee waiver and/or expense reimbursement(4)	0.12%	0.12%	0.11%	0.22%	0.22%	0.25%	0.24%	0.24%	0.24%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	1.00%	1.75%	0.70%	1.22%	0.92%	0.59%	0.49%	0.59%	0.49%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Management fees” may vary based on the percentage of the Fund’s assets that is invested in one or more investment companies for which Hartford Funds Management Company, LLC (the “Investment Manager”) or its affiliates serves as investment manager (“Affiliated Funds”). The Fund does not pay a management fee for the portion of the Fund’s assets invested in the Affiliated Funds.
(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
(4)
The Investment Manager has contractually agreed to reimburse the Fund’s expenses (exclusive of taxes, interest expenses, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses from the Fund’s investments in investment companies other than Affiliated Funds) to the extent necessary to limit total annual fund operating expenses (including acquired fund fees and expenses related to the Fund’s investments in Affiliated Funds) as follows: 0.96% (Class A), 1.71% (Class C), 0.66% (Class I), 1.18% (Class R3), 0.88% (Class R4), 0.55% (Class R5), 0.45% (Class R6), 0.55% (Class Y), and 0.45% (Class F). This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
8

Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 547	$ 779	$ 1,028	$ 1,742
C	$ 278	$ 576	$ 1,000	$ 2,181
I	$ 72	$ 248	$ 439	$ 991
R3	$ 124	$ 434	$ 766	$ 1,705
R4	$ 94	$ 340	$ 606	$ 1,366
R5	$ 60	$ 243	$ 441	$ 1,014
R6	$ 50	$ 209	$ 382	$ 884
Y	$ 60	$ 241	$ 437	$ 1,003
F	$ 50	$ 209	$ 382	$884
If you did not redeem your shares:
C	$ 178	$ 576	$ 1,000	$2,181
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio (excluding to be announced (TBA) roll transactions). If TBA roll transactions were included, the Fund’s portfolio turnover rate would have been 204% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in a broad range of equity and equity-related securities, debt securities, structured products, derivatives, money market instruments, and other investments. Under normal circumstances, the Fund targets an allocation between 30%-50% of the Fund’s net assets in equity and equity-related securities and 50%-70% of the Fund’s net assets in fixed income securities and cash instruments. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, makes asset allocation decisions within these bands at its discretion. Wellington Management regularly reviews and adjusts the asset allocations based on its fundamental research and assessment on the relative attractiveness of each asset category.
The Fund may invest in securities that principally trade in the U.S. or foreign markets. The Fund generally may invest up to 40% of its net assets in securities of foreign issuers or securities denominated in a foreign currency. The Fund may invest in equity and equity-related securities of issuers of all sizes measured by market capitalization. The Fund may invest in debt securities across varying credit quality, maturity, and duration, including investment grade debt, high yield debt, bank loans, emerging markets debt, securitized debt, convertible securities, preferred securities, government bonds, including its agencies and instrumentalities, currencies, and municipal bonds. Consistent with its investment objective, the Fund may invest in investment grade debt, non-investment grade securities (also known as “junk bonds”) and unrated securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the TBA market.
The Fund may buy and sell exchange-traded and over-the-counter derivative instruments. The Fund’s derivative investments may include interest rate, credit, index, and currency futures; currency, interest rate, total rate of return, and credit default swaps; currency, bond, and swap options; deliverable and non-deliverable currency forward contracts; bonds for forward settlement; and options, including buying and selling puts and calls. The Fund may invest in derivative instruments for risk management purposes and in pursuit of the Fund’s investment objective. The Fund expects to invest in equity put options as a part of its risk management component of the Fund’s investment strategy.
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Wellington Management actively manages the Fund’s asset allocations among asset classes consistent with the Fund’s investment objective. To implement its asset allocation decisions, the Fund’s portfolio management team may allocate a portion of Fund assets to active strategies managed by specialized investment teams at Wellington Management that will invest the allocated assets in accordance with the Fund’s investment strategy. The Fund may invest in other investment companies sponsored by Hartford Funds Management Company, LLC (the “Investment Manager”), including investment companies for which Wellington Management serves as sub-adviser, or non-affiliated investment companies.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Asset Allocation Risk – The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Loans and Loan Participations Risk – Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
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Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
High Yield Investments Risk – High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Sovereign Debt Risk – Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
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Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Futures and Options Risks – Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk – A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Leverage Risk – Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Mortgage-Related and Asset-Backed Securities Risk – Mortgage-related and asset-backed securities represent interests in “pools” of mortgage or other assets, including consumer loans or receivables held in trust. These mortgage or asset pool securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Restricted Securities Risk – Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Active Trading Risk – Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Dividend Risk – Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
Other Investment Companies Risk – Investments in securities of other investment companies are subject to the risks that apply to the other investment companies’ strategies and portfolio holdings. The success of the Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objectives. In addition, investments in exchange-traded funds (“ETFs”) and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value
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per share, or may not have an active trading market available. The Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested and may be higher or lower depending on the allocation of the Fund’s assets among the investment companies and the actual expenses of the investment companies.
U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
To Be Announced (TBA) Transactions Risk – TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
•
Reflect the Fund’s performance when it pursued a different investment objective and principal investment strategy prior to July 10, 2019.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
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Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	7.90%	June 30, 2020
Worst Quarter Return	-10.30%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark and the Fund’s two broad-based market indices. The blended benchmark is calculated by the Investment Manager. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
			Since Inception
Share Classes	1 Year	5 Years	(4/30/2014)
Class A – Return Before Taxes	-0.07%	5.51%	3.25%
– Return After Taxes on Distributions	-0.64%	3.92%	1.65%
– Return After Taxes on Distributions and Sale of Fund Shares	0.13%	3.65%	1.84%
Share Classes (Return Before Taxes)
Class C	2.98%	5.77%	3.24%
Class I	5.02%	6.70%	4.19%
Class R3	4.29%	6.36%	3.79%
Class R4	4.66%	6.55%	4.01%
Class R5	4.99%	6.69%	4.16%
Class R6*	5.12%	6.77%	4.25%
Class Y	5.02%	6.74%	4.22%
Class F*	5.16%	6.77%	4.24%
70% Bloomberg Barclays U.S. Aggregate Bond Index/ 30% MSCI ACWI Index (Net)	10.76%	6.99%	5.62%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.88%
MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	16.25%	12.26%	9.00%
*
Class R6 shares commenced operations on February 28, 2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
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MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Christopher J. Goolgasian CFA, CPA, CAIA	Senior Managing Director and Portfolio Manager	2019
Lutz-Peter Wilke, CFA	Managing Director and Portfolio Manager	2020*
* Effective August 11, 2020, Mr. Wilke serves as a portfolio manager to the Fund. Mr. Wilke previously served as a portfolio manager to the Fund from August 13, 2015 through July 9, 2019 when the Fund pursued a different investment objective and principal investment strategy.
PURCHASE AND SALE OF FUND SHARES. Classes A, C, I, R3, and R4 of the Fund are closed to new investors. No purchases of a closed share class are allowed, other than as follows: (i) purchases by shareholders of record of the Fund as of May 31, 2019 to add to their existing Fund accounts through subsequent purchases, through conversions of their shares for another share class in the Fund, or through exchanges from other Hartford mutual funds; (ii) purchases through reinvestment of dividends or capital gains distributions; (iii) purchases by existing shareholders, or exchanges into the Fund by shareholders of other Hartford mutual funds, through participation in broker/dealer wrap-fee programs (i.e., certain approved broker/dealer wrap-fee programs can place new shareholders into the Fund); (iv) purchases by Section 529 plans that currently include the Fund within one or more of their investment options; (v) purchases by qualified employee benefit plans, such as 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans) that have made the Fund available to participants on or before May 31, 2019; (vi) purchases by certain financial institutions or financial intermediary firms that have been approved by Hartford Funds Distributors, LLC to purchase shares of the Fund on behalf of their clients; (vii) purchases, including through reinvestment of dividends or capital gains distributions, by any shareholder who receives shares of the Fund as part of a reorganization; and (viii) purchases through an approved broker-dealer by: employees of Hartford Funds Management Company, LLC and its affiliates, employees of the sub-adviser, Wellington Management Company LLP, and directors of The Hartford Mutual Funds, Inc. Please see the section entitled “Classes of Shares” in the Fund’s statutory prospectus for more information. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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The Hartford Global Real Asset Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 95 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Management fees	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses	0.48%	0.52%	0.34%	0.49%	0.43%	0.39%	0.34%	0.27%
Expenses of the Subsidiary(2)	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%
Other expenses	0.36%	0.40%	0.22%	0.37%	0.31%	0.27%	0.22%	0.15%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses(3)	1.55%	2.34%	1.16%	1.81%	1.50%	1.21%	1.16%	1.09%
Fee waiver and/or expense reimbursement(4)	0.28%	0.32%	0.14%	0.29%	0.28%	0.24%	0.24%	0.17%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	1.27%	2.02%	1.02%	1.52%	1.22%	0.97%	0.92%	0.92%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Expenses of the Subsidiary” include the management fees of the Fund’s wholly owned Cayman Islands subsidiary, The Hartford Cayman Global Real Asset Fund, Ltd. (“Subsidiary”), and other expenses of the Subsidiary. The management fees of the Subsidiary have been restated to reflect current fees.
(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.25% (Class A), 2.00% (Class C), 1.00% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.95% (Class R5), 0.90% (Class Y), and 0.90% (Class F). This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination. The Investment Manager also has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s Subsidiary. This waiver will remain in effect for as long as the Fund remains invested in the Subsidiary.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
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Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 672	$ 987	$ 1,323	$ 2,272
C	$ 305	$ 700	$ 1,221	$ 2,652
I	$ 104	$ 355	$ 625	$ 1,397
R3	$ 155	$ 541	$ 953	$ 2,103
R4	$ 124	$ 447	$ 792	$ 1,767
R5	$ 99	$ 360	$ 642	$ 1,445
Y	$ 94	$ 345	$ 615	$ 1,388
F	$ 94	$ 330	$ 584	$1,313
If you did not redeem your shares:
C	$ 205	$ 700	$ 1,221	$2,652
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 316% of the average value of its portfolio (excluding to be announced (TBA) roll transactions). If TBA roll transactions were included, the Fund’s portfolio turnover rate would have been 319% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in investments related to real assets and real asset companies. “Real assets” are investments that, in the judgment of Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, are affected directly or indirectly by the level of and changes in the rate of inflation and, therefore, expected to provide real returns. Real return is the rate of return after adjusting for inflation. “Real assets” and “Real asset” companies include, but are not limited to: (1) investments related to telecommunications, transportation, industrial, natural resources (including energy, utilities related to natural resources, materials, metals and mining, agriculture/chemicals, and paper and forest products), infrastructure, equipment, and real estate; (2) inflation protected securities; and (3) commodities.
The Fund seeks its investment objective by investing in a globally diverse mix of investments. The Fund targets an investment allocation of approximately 50% of its net assets in equity securities, 40% of its net assets in fixed income investments, and 10% of its net assets in commodity-related investments.
The allocations to fixed income securities and equity securities will generally vary by no more than +/-20% with respect to such investments and the allocation to commodity-related investments will generally range between 0% and 25%. Wellington Management has the flexibility to change such allocations significantly as market conditions change. Asset allocation decisions within these bands are at the discretion of Wellington Management and are based on Wellington Management’s judgment of the projected outlook for inflation, investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. The Fund will normally invest at least 25% of its assets, in the aggregate, in the natural resources industry.
The equity portion of the Fund will invest primarily in common stocks. The fixed income portion of the Fund will invest primarily in inflation protected securities, which pay a real return plus the realized rate of inflation as measured by a benchmark price index. The fixed income portion of the Fund may invest in debt securities of any maturity or duration. The Fund may also seek commodity exposure through exchange traded funds and by investing up to 25% of its total assets in the Subsidiary, which invests primarily in commodity related instruments and treasury inflation protected securities. The Subsidiary (unlike the Fund) may invest without limit in commodity-related investments, including commodity-linked notes, exchange traded funds, and commodity-related derivative investments (including futures contracts, options and swap agreements). The Fund’s investment in shares of the Subsidiary is not counted for purposes of determining the Fund’s equity allocation.
The Fund invests in securities of foreign issuers, including non-dollar securities and securities of emerging market issuers. Under normal circumstances, the Fund will invest at least 40% of its net assets in foreign securities or derivative instruments or other investments with exposure to foreign securities of at least three different countries outside the United States. During periods of unfavorable market conditions, the Fund may reduce its exposure to foreign securities, but typically will continue to invest at least 30% of its net assets in foreign securities as described above. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country;(b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.
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The Fund may use derivatives to manage portfolio risk and to replicate securities the Fund could buy. Such derivatives may include (but are not limited to) transactions designed to minimize the impact of currency movements on the Fund or to attain commodities exposure. The fixed income portion may also use derivatives for managing duration exposure and/or obtaining synthetic exposure to inflation protected securities. In connection with the Fund’s investment in certain securities and derivative instruments, the Fund may hold cash or liquid securities that can be readily converted into cash. To implement their investment ideas, the portfolio managers may allocate a portion of the Fund’s assets to active strategies managed by specialized investment teams at Wellington Management that invest the Fund’s assets in accordance with the Fund’s investment strategy.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Asset Allocation Risk – The risk that if the Fund’s strategy for allocating assets among different does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Natural Resources Industry Concentration Risk – The Fund’s investments will be focused in the natural resources industry. The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and taxes and other governmental regulations. Concentration in the natural resources industry may pose greater liquidity risk and increases the risk of loss should adverse economic developments occur in that industry. The securities of companies in the natural resources industry may experience more price volatility than securities of companies in other industries.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Inflation-Protected Securities Risk – The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.
Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions,
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tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Commodity Related Investments Risk – Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, which may cause rapid and substantial changes in the value of the Fund’s holdings. These investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, lack of liquidity, speculation, or factors affecting a particular commodity, such as weather, disease, embargoes, tariffs and international economic, political, regulatory and market developments.
Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk – Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Subsidiary Risk – By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.
Volatility Risk – The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Real Estate Related Securities Risk – In addition to general market risk, the main risk of real estate related securities is that the value of the underlying real estate may go down due, among other factors, to the strength of the general and local economies, the amount of new construction in a particular area, the laws and regulations affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Active Trading Risk – Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
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Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	17.25%	June 30, 2020
Worst Quarter Return	-26.88%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s current blended benchmark and five broad-based market indices. The returns are also shown below for the Fund’s former blended benchmark. The blended benchmarks are calculated by the Investment Manager. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
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Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-6.99%	4.00%	-2.20%
– Return After Taxes on Distributions	-7.63%	3.43%	-2.51%
– Return After Taxes on Distributions and Sale of Fund Shares	-3.77%	3.07%	-1.63%
Share Classes (Return Before Taxes)
Class C	-3.20%	4.42%	-2.37%
Class I	-1.23%	5.50%	-1.37%
Class R3	-1.70%	4.92%	-1.88%
Class R4	-1.42%	5.23%	-1.59%
Class R5	-1.18%	5.52%	-1.34%
Class Y	-1.13%	5.56%	-1.29%
Class F*	-1.24%	5.52%	-1.36%
40% Bloomberg Barclays U.S. TIPS 1-10 Year Index/ 30% MSCI ACWI Commodity Producers Index (Net)/ 10% Bloomberg Commodity Index Total Return/ 10% MSCI World IMI Core Real Estate Index (Net)/ 10% MSCI ACWI Infrastructure Index (Net)**	-0.45%	5.02%	1.25%
Bloomberg Barclays U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes)	8.39%	4.13%	2.88%
MSCI ACWI Commodity Producers Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	-12.32%	5.67%	-2.54%
Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes)	-3.12%	1.03%	-6.50%
MSCI World IMI Core Real Estate Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	-7.97%	4.25%	6.12%
MSCI ACWI Infrastructure Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	-0.62%	5.95%	4.88%
55% MSCI ACWI Commodity Producers Index (Net)/ 35% Bloomberg Barclays U.S. TIPS 1-10 Year Index/ 10% Bloomberg Commodity Index Total Return**	-2.94%	5.26%	-0.58%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
**
Effective April 30, 2020, the Fund changed its blended benchmark to 40% Bloomberg Barclays U.S. TIPS 1-10 Year Index/ 30% MSCI ACWI Commodity Producers Index (Net)/ 10% Bloomberg Commodity Index Total Return/ 10% MSCI World IMI Core Real Estate Index (Net)/ 10% MSCI ACWI Infrastructure Index (Net) from 55% MSCI ACWI Commodity Producers Index (Net)/ 35% Bloomberg Barclays U.S. TIPS 1-10 Year Index/ 10% Bloomberg Commodity Index Total Return. The Fund changed its blended benchmark because the Investment Manager believes that the new blended benchmark better reflects the Fund’s revised investment strategy.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Scott M. Elliott	Senior Managing Director and Multi-Asset Portfolio Manager	2010
Brian M. Garvey	Senior Managing Director and Multi-Asset Portfolio Manager	2010
Nicholas J. Petrucelli	Managing Director and Portfolio Manager	2013
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PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$5,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Hartford Multi-Asset Income and Growth Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of current income consistent with growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 95 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.22%	0.18%	0.14%	0.29%	0.24%	0.19%	0.07%	0.17%	0.07%
Total annual fund operating expenses	1.03%	1.74%	0.70%	1.35%	1.05%	0.75%	0.63%	0.73%	0.63%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 649	$ 860	$ 1,087	$ 1,740
C	$ 277	$ 548	$ 944	$ 2,052
I	$ 72	$ 224	$ 390	$ 871
R3	$ 137	$ 428	$ 739	$ 1,624
R4	$ 107	$ 334	$ 579	$ 1,283
R5	$ 77	$ 240	$ 417	$ 930
R6	$ 64	$ 202	$ 351	$ 786
Y	$ 75	$ 233	$ 406	$ 906
F	$ 64	$ 202	$ 351	$786
If you did not redeem your shares:
C	$ 177	$ 548	$ 944	$2,052
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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio (excluding to be announced (TBA) roll transactions). If TBA roll transactions were included, the Fund’s portfolio turnover rate would have been 91% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing across a broad range of asset classes. Under normal circumstances, Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, targets an allocation between 30% and 50% of the Fund’s net assets in equity securities and 50% to 70% of the Fund’s net assets in fixed income securities and cash instruments. Allocation decisions within these bands will be made at the discretion of Wellington Management and will be based on its judgment of the market cycle, market risks, volatility, trends and valuations within each asset category and expected yield and total returns of each asset category. In seeking the Fund’s investment objective, Wellington Management seeks income exposure from various sources. To implement their investment ideas, the portfolio managers may allocate a portion of the Fund’s assets to active strategies managed by specialized investment teams at Wellington Management that invest the allocated assets in accordance with the Fund’s investment strategy.
The equity portion of the Fund may invest in various types of equity instruments including, but not limited to, common stock, depositary receipts, equity linked notes, real estate-related securities, preferred stock, rights, warrants, exchange-traded funds (“ETFs”), and master limited partnerships. The Fund may invest in equity securities of issuers with any market capitalization. The fixed income portion of the Fund may invest in various types of fixed income instruments including, but not limited to, U.S. Treasury bills, notes, and bonds; rated and unrated loan and debt obligations of corporations, including non-investment grade securities (also known as “junk bonds”) and loans and other debt obligations of corporations in default or bankruptcy; non-U.S. government and corporate securities, including emerging markets debt; convertible bonds; securitized debt (agency and non-agency), including securities acquired or sold in the TBA market; currencies; and hybrid high yield instruments, including zero coupon bonds, and units or other securities with hybrid equity characteristics. The Fund may invest in fixed-income securities of any maturity or duration. The Fund may invest in foreign securities and other instruments, including investments in issuers located in emerging markets. The Fund may invest in certain restricted securities, such as securities that are only eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. The Fund may trade investments actively.
The Fund may buy and sell exchange-traded and over-the-counter derivative instruments, including interest rate, credit, index, and currency futures; currency, interest rate, total rate of return, and credit default swaps; currency, bond, and swap options; deliverable and non-deliverable currency forward contracts; bonds for forward settlement; options, including buying and selling puts and calls; and other derivative instruments for risk management purposes and otherwise in pursuit of the Fund’s investment objective.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Asset Allocation Risk – The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
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Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Equity Linked Notes (ELN) Risk – Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value.
Loans and Loan Participations Risk – Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
High Yield Investments Risk – High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of
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these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Sovereign Debt Risk – Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be
27

worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Futures and Options Risks – Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk – A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Leverage Risk – Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Mortgage-Related and Asset-Backed Securities Risk – Mortgage-related and asset-backed securities represent interests in “pools” of mortgage or other assets, including consumer loans or receivables held in trust. These mortgage or asset pool securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. The Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the TBA market.  TBA transactions may result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Restricted Securities Risk – Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Active Trading Risk – Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Dividend Risk – Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
Quantitative Investing Risk – The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
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ETF Risk – Investments in ETFs are subject to the risks that apply to the ETF’s strategies and portfolio holdings. ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; and (iii) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange. The Fund will indirectly bear a pro rata share of the fees and expenses incurred by the ETF in which the Fund invests.
Liquidity Risk – The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Volatility Risk – The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
•
Reflect the Fund’s performance when it pursued a different investment objective and principal investment strategy prior to May 1, 2019.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
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Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	9.12%	June 30, 2020
Worst Quarter Return	-11.62%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark and the Fund’s two broad-based market indices. The blended benchmark is calculated by Hartford Funds Management Company, LLC. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	0.27%	5.85%	6.99%
– Return After Taxes on Distributions	-0.73%	4.21%	6.01%
– Return After Taxes on Distributions and Sale of Fund Shares	0.38%	4.31%	5.50%
Share Classes (Return Before Taxes)
Class C	4.33%	6.30%	6.84%
Class I*	6.45%	7.38%	7.79%
Class R3	5.83%	6.77%	7.33%
Class R4	6.05%	7.04%	7.63%
Class R5	6.36%	7.36%	7.96%
Class R6*	6.51%	7.46%	8.03%
Class Y	6.42%	7.42%	8.02%
Class F*	6.48%	7.44%	7.82%
55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index	13.10%	9.49%	8.52%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%
*
Class I shares commenced operations on March 31, 2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on February 28, 2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017. Performance for Class F shares prior to February 28, 2017 reflects the performance of Class I shares from March 31, 2015 through February 27, 2017 and Class A shares (excluding sales charges) prior to March 31, 2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
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MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Lutz-Peter Wilke, CFA	Managing Director and Portfolio Manager	2018
Michael E. Stack, CFA*	Senior Managing Director and Fixed Income Portfolio Manager	2012
Loren L. Moran, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2014
* Michael E. Stack, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2021, he will no longer serve as a portfolio manager for the Fund. Mr. Stack’s portfolio management responsibilities for the fixed income portion of the Fund will transition to Ms. Moran in the months leading up to his departure.
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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The Hartford Checks and Balances Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation and income.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 95 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	F
Management fees	None	None	None	None	None	None	None
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None
Other expenses	0.14%	0.17%	0.13%	0.25%	0.18%	0.16%	0.05%
Acquired fund fees and expenses	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%
Total annual fund operating expenses(2)	0.93%	1.71%	0.67%	1.29%	0.97%	0.70%	0.59%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 640	$ 830	$ 1,036	$ 1,630
C	$ 274	$ 539	$ 928	$ 2,019
I	$ 68	$ 214	$ 373	$ 835
R3	$ 131	$ 409	$ 708	$ 1,556
R4	$ 99	$ 309	$ 536	$ 1,190
R5	$ 72	$ 224	$ 390	$ 871
F	$ 60	$ 189	$ 329	$738
If you did not redeem your shares:
C	$ 174	$ 539	$ 928	$2,019
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Portfolio Turnover. The Fund will pay transaction costs, such as commissions, when it buys and sells shares of the Hartford Total Return Bond ETF (or “turns over” its portfolio). The Fund will not incur transaction costs when it buys and sells shares of the other Underlying Funds (as defined below), but it could incur transaction costs if it were to buy and sell other types of securities directly. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective through investment in a combination of Hartford Funds (“Underlying Funds”). The Fund will allocate its assets to the Underlying Funds as follows: (1) one third to The Hartford Capital Appreciation Fund, (2) one third to The Hartford Dividend and Growth Fund, and (3) one third to the Hartford Total Return Bond ETF. The Hartford Capital Appreciation Fund invests primarily in stocks selected on the basis of potential for capital appreciation and may invest in securities of any market capitalization, but tends to focus on medium and large companies. The Hartford Dividend and Growth Fund invests primarily in a portfolio of equity securities that typically have above average dividend yields. The Hartford Dividend and Growth Fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. Hartford Total Return Bond ETF under normal circumstances invests at least 80% of its net assets in bonds. Although the Hartford Total Return Bond ETF may invest in securities and other instruments of any maturity or duration, it normally invests in debt securities with a maturity of at least one year. There is no limit on the average maturity of the Hartford Total Return Bond ETF’s portfolio.
The Fund will not be actively managed, and the Fund’s assets will be maintained as close to one-third in each Underlying Fund as is reasonably practicable, and within 5% of the target allocation. The Fund’s strategy provides a system of “checks and balances” that provides diversification and prevents a single investment strategy from dominating the Fund.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Fund of Funds Risk – The Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds and changes in the value of such Underlying Funds may have a significant effect on the net asset value of the Fund. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses. Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds. To mitigate these conflicts, the Investment Manager has implemented a conflicts of interest policy. The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment. The risks of the Underlying Funds include risks specific to their strategies, such as:
•
Fixed Income Risk – Risks related to fixed income investments include credit risk, interest rate risk and call risk, among others. Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Interest rate risk is the risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce an Underlying Fund’s income if the proceeds are reinvested at lower interest rates. The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risks. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk.
•
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion. The securities of mid capitalization companies involve greater risks
33

than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements.  Different investment styles may go in and out favor, which may cause a fund to underperform the broader stock market. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice.
•
Foreign Investments, Emerging Markets and Currency Risk – Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of an Underlying Fund’s investments in foreign securities. The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Changes in currency exchange rates may also adversely affect an Underlying Fund’s foreign investments.
•
Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed an Underlying Fund’s original investment. Successful use of derivative instruments by an Underlying Fund depends on the sub-adviser’s judgment with respect to a number of factors and such Underlying Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
•
Liquidity Risk – The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for an Underlying Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect an Underlying Fund’s performance.
•
ETF Specific Risk – ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; and (iii) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
Passive Investment Management Risk – The Fund is not actively managed. As a result, the Fund may underperform actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
34

PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	13.96%	June 30, 2020
Worst Quarter Return	-14.81%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark and three broad-based market indices. The blended benchmark is calculated by Hartford Funds Management Company, LLC. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
35

Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	6.82%	9.18%	8.54%
– Return After Taxes on Distributions	5.49%	6.65%	6.27%
– Return After Taxes on Distributions and Sale of Fund Shares	4.59%	6.52%	6.22%
Share Classes (Return Before Taxes)
Class C	11.08%	9.56%	8.32%
Class I	13.19%	10.66%	9.41%
Class R3	12.56%	10.01%	8.76%
Class R4	12.90%	10.34%	9.08%
Class R5	13.18%	10.60%	9.38%
Class F*	13.41%	10.74%	9.45%
33.4% Russell 3000 Index/ 33.3% S&P 500 Index/ 33.3% Bloomberg Barclays U.S. Aggregate Bond Index	16.27%	11.90%	10.67%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	20.89%	15.43%	13.79%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC (the “Investment Manager”).
Portfolio Manager	Title	Involved with Fund Since
Vernon J. Meyer, CFA	Managing Director and Chief Investment Officer of the Investment Manager	2007
Allison Mortensen, CFA	Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager	2015
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
36

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
37

The Hartford Conservative Allocation Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks current income and long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 95 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	F
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None
Other expenses	0.24%	0.28%	0.26%	0.35%	0.30%	0.25%	0.13%
Acquired fund fees and expenses	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Total annual fund operating expenses(2)	1.09%	1.88%	0.86%	1.45%	1.15%	0.85%	0.73%
Fee waiver and/or expense reimbursement(3)	0.00%	0.00%	0.00%	0.01%	0.01%	0.01%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.09%	1.88%	0.86%	1.44%	1.14%	0.84%	0.73%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
(3)
Hartford Funds Management Company, LLC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.19% (Class A), 1.94% (Class C), 0.94% (Class I), 1.44% (Class R3), 1.14% (Class R4), 0.84% (Class R5), and 0.84% (Class F). This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
38

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 655	$ 878	$ 1,118	$ 1,806
C	$ 291	$ 591	$ 1,016	$ 2,201
I	$ 88	$ 274	$ 477	$ 1,061
R3	$ 147	$ 458	$ 791	$ 1,734
R4	$ 116	$ 364	$ 632	$ 1,397
R5	$ 86	$ 270	$ 470	$ 1,048
F	$ 75	$ 233	$ 406	$906
If you did not redeem your shares:
C	$ 191	$ 591	$ 1,016	$2,201
Portfolio Turnover. The Fund will pay transaction costs, such as commissions, when it buys and sells shares of affiliated exchange traded funds (or “turns over” its portfolio). The Fund will not incur transaction costs when it buys and sells affiliated mutual funds, but it could incur transaction costs if it were to buy and sell other types of securities directly. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to meet its investment objective through investment in a combination of other mutual funds and exchange traded funds (“ETFs”) advised by Hartford Funds Management Company, LLC (the “Investment Manager”) or a wholly owned subsidiary of the Investment Manager (the “Underlying Funds”). The Underlying Funds, include fixed income funds, equity funds and funds that may have exposures to alternative asset classes, including commodities. The Fund may also invest in one or more unaffiliated money market funds.
The Investment Manager anticipates allocating approximately 20%-50% of the Fund’s total assets to the equity component and approximately 50%-80% of the Fund’s total assets to the fixed income component. The Investment Manager may change these target allocations depending on its analysis of global financial markets and macro-economic trends. The Investment Manager regularly reviews and adjusts the allocations to favor investments in those Underlying Funds that it believes will provide the most favorable outlook for achieving the Fund’s investment objective.
The equity component is generally comprised of domestic, global and international equity funds and/or equity related investments. The fixed income component is generally comprised of fixed income funds investing in several asset classes of varying credit quality and duration profiles and/or fixed income related investments. The Fund may also invest in Underlying Funds that allocate to alternative asset classes, including commodities.
The Underlying Funds use a broad array of investment strategies. The Underlying Funds may invest in many types of instruments, including but not limited to equity and equity related securities across the market capitalization spectrum, corporate and sovereign bonds of varying credit quality and duration, money market instruments and derivatives. The debt securities in which certain Underlying Funds may invest include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade (also referred to as “junk bonds”), and unrated securities determined to be of comparable quality. The Underlying Funds may invest in domestic and foreign securities.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Fund of Funds Risk – The Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds and changes in the value of such Underlying Funds may have a significant effect on the net asset value of the Fund. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses. Management of the Fund entails potential
39

conflicts of interest because the Fund invests in affiliated Underlying Funds. To mitigate these conflicts, the Investment Manager has implemented a conflicts of interest policy. The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment. The risks of the Underlying Funds include risks specific to their strategies, such as:
•
Fixed Income Risk – Risks related to fixed income investments include credit risk, interest rate risk and call risk, among others. Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Interest rate risk is the risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce an Underlying Fund’s income if the proceeds are reinvested at lower interest rates. The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risks. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk.
•
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion. The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Different investment styles may go in and out favor, which may cause a fund to underperform the broader stock market.
•
Foreign Investments, Emerging Markets and Currency Risk – Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of an Underlying Fund’s investments in foreign securities. The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Changes in currency exchange rates may also adversely affect an Underlying Fund’s foreign investments.
•
Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed an Underlying Fund’s original investment. Successful use of derivative instruments by an Underlying Fund depends on the sub-adviser’s judgment with respect to a number of factors and such Underlying Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
•
Liquidity Risk – The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for an Underlying Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect an Underlying Fund’s performance.
•
ETF Specific Risk – ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; and (iii) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
Active Investment Management Risk – The risk that, if the Investment Manager’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
40

Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Prior to December 1, 2015, reflect the Fund’s performance when the Fund pursued a modified strategy and was managed by a sub-adviser
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	9.45%	June 30, 2020
Worst Quarter Return	-9.81%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark and three broad-based market indices. The blended benchmark is calculated by the Investment Manager. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown
41

and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	2.76%	5.19%	3.42%
– Return After Taxes on Distributions	2.24%	4.32%	2.46%
– Return After Taxes on Distributions and Sale of Fund Shares	1.74%	3.68%	2.36%
Share Classes (Return Before Taxes)
Class C	6.85%	5.58%	3.22%
Class I	8.92%	6.66%	4.27%
Class R3	8.34%	6.08%	3.68%
Class R4	8.69%	6.42%	4.00%
Class R5	8.91%	6.72%	4.30%
Class F*	9.02%	6.74%	4.31%
65% Bloomberg Barclays U.S. Aggregate Bond Index/ 25% Russell 3000 Index/ 10% MSCI ACWI ex USA Index (Net)	11.86%	7.87%	6.63%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	20.89%	15.43%	13.79%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	10.65%	8.93%	4.92%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC (the “Investment Manager”).
Portfolio Manager	Title	Involved with Fund Since
Vernon J. Meyer, CFA	Managing Director and Chief Investment Officer of the Investment Manager	2015
Allison Mortensen, CFA	Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager	2015
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds
42

transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
43

Hartford Moderate Allocation Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation and income.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 95 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	F
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None
Other expenses	0.19%	0.23%	0.15%	0.27%	0.18%	0.18%	0.07%
Acquired fund fees and expenses	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Total annual fund operating expenses(2)	1.07%	1.86%	0.78%	1.40%	1.06%	0.81%	0.70%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 653	$ 872	$ 1,108	$ 1,784
C	$ 289	$ 585	$ 1,006	$ 2,180
I	$ 80	$ 249	$ 433	$ 966
R3	$ 143	$ 443	$ 766	$ 1,680
R4	$ 108	$ 337	$ 585	$ 1,294
R5	$ 83	$ 259	$ 450	$ 1,002
F	$ 72	$ 224	$ 390	$871
If you did not redeem your shares:
C	$ 189	$ 585	$ 1,006	$2,180
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Portfolio Turnover. The Fund will pay transaction costs, such as commissions, when it buys and sells shares of affiliated exchange traded funds (or “turns over” its portfolio). The Fund will not incur transaction costs when it buys and sells affiliated mutual funds, but it could incur transaction costs if it were to buy and sell other types of securities directly. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to meet its investment objective through investment in a combination of other mutual funds and exchange traded funds (“ETFs”) advised by Hartford Funds Management Company, LLC (the “Investment Manager”) or a wholly owned subsidiary of the Investment Manager (the “Underlying Funds”). The Underlying Funds, include fixed income funds, equity funds and funds that may have exposures to alternative asset classes, including commodities. The Fund may also invest in one or more unaffiliated money market funds.
The Investment Manager anticipates allocating approximately 45%-75% of the Fund’s total assets to the equity component and approximately 25%-55% of the Fund’s total assets to the fixed income component. The Investment Manager may change these target allocations depending on its analysis of global financial markets and macro-economic trends. The Investment Manager regularly reviews and adjusts the allocations to favor investments in those Underlying Funds that it believes will provide the most favorable outlook for achieving the Fund’s investment objective.
The equity component is generally comprised of domestic, global and international equity funds and/or equity related investments. The fixed income component is generally comprised of fixed income funds investing in several asset classes of varying credit quality and duration profiles and/or fixed income related investments. The Fund may also invest in Underlying Funds that allocate to alternative asset classes, including commodities.
The Underlying Funds use a broad array of investment strategies. The Underlying Funds may invest in many types of instruments, including but not limited to equity and equity related securities across the market capitalization spectrum, corporate and sovereign bonds of varying credit quality and duration, money market instruments and derivatives. The debt securities in which certain Underlying Funds may invest include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade (also referred to as “junk bonds”), and unrated securities determined to be of comparable quality. The Underlying Funds may invest in domestic and foreign securities.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Fund of Funds Risk – The Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds and changes in the value of such Underlying Funds may have a significant effect on the net asset value of the Fund. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses. Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds. To mitigate these conflicts, the Investment Manager has implemented a conflicts of interest policy. The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment. The risks of the Underlying Funds include risks specific to their strategies, such as:
•
Fixed Income Risk – Risks related to fixed income investments include credit risk, interest rate risk and call risk, among others. Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Interest rate risk is the risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce an Underlying Fund’s income if the proceeds are reinvested at lower interest rates. The risks associated with mortgage related- and asset-backed securities as well as
45

collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risks. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk.
•
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion. The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Different investment styles may go in and out favor, which may cause a fund to underperform the broader stock market.
•
Foreign Investments, Emerging Markets and Currency Risk – Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of an Underlying Fund’s investments in foreign securities. The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Changes in currency exchange rates may also adversely affect an Underlying Fund’s foreign investments.
•
Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed an Underlying Fund’s original investment. Successful use of derivative instruments by an Underlying Fund depends on the sub-adviser’s judgment with respect to a number of factors and such Underlying Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
•
Liquidity Risk – The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for an Underlying Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect an Underlying Fund’s performance.
•
ETF Specific Risk – ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; and (iii) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
Active Investment Management Risk – The risk that, if the Investment Manager’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
46

The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Prior to December 1, 2015, reflect the Fund’s performance when the Fund pursued a modified strategy and was managed by a sub-adviser
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	13.53%	June 30, 2020
Worst Quarter Return	-15.55%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark and three broad-based market indices. The blended benchmark is calculated by the Investment Manager. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
47

Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	4.95%	6.96%	5.21%
– Return After Taxes on Distributions	3.96%	5.62%	3.94%
– Return After Taxes on Distributions and Sale of Fund Shares	3.49%	5.06%	3.77%
Share Classes (Return Before Taxes)
Class C	9.13%	7.34%	5.01%
Class I	11.39%	8.50%	6.12%
Class R3	10.73%	7.82%	5.45%
Class R4	11.09%	8.13%	5.76%
Class R5	11.36%	8.46%	6.09%
Class F*	11.39%	8.55%	6.14%
40% Bloomberg Barclays U.S. Aggregate Bond Index/ 40% Russell 3000 Index/ 20% MSCI ACWI ex USA Index (Net)	14.24%	9.99%	8.25%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	20.89%	15.43%	13.79%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	10.65%	8.93%	4.92%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC (the “Investment Manager”).
Portfolio Manager	Title	Involved with Fund Since
Vernon J. Meyer, CFA	Managing Director and Chief Investment Officer of the Investment Manager	2015
Allison Mortensen, CFA	Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager	2015
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
48

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
49

The Hartford Growth Allocation Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 95 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	F
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None
Other expenses	0.21%	0.25%	0.15%	0.27%	0.21%	0.17%	0.06%
Acquired fund fees and expenses	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Total annual fund operating expenses(2)	1.11%	1.90%	0.80%	1.42%	1.11%	0.82%	0.71%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$ 657	$ 883	$ 1,128	$ 1,827
C	$ 293	$ 597	$ 1,026	$ 2,222
I	$ 82	$ 255	$ 444	$ 990
R3	$ 145	$ 449	$ 776	$ 1,702
R4	$ 113	$ 353	$ 612	$ 1,352
R5	$ 84	$ 262	$ 455	$ 1,014
F	$ 73	$ 227	$ 395	$883
If you did not redeem your shares:
C	$ 193	$ 597	$ 1,026	$2,222
50

Portfolio Turnover. The Fund will pay transaction costs, such as commissions, when it buys and sells shares of affiliated exchange traded funds (or “turns over” its portfolio). The Fund will not incur transaction costs when it buys and sells affiliated mutual funds, but it could incur transaction costs if it were to buy and sell other types of securities directly. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to meet its investment objective through investment in a combination of other mutual funds and exchange traded funds (“ETFs”) advised by Hartford Funds Management Company, LLC (the “Investment Manager”) or a wholly owned subsidiary of the Investment Manager (the “Underlying Funds”). The Underlying Funds, include fixed income funds, equity funds and funds that may have exposures to alternative asset classes, including commodities. The Fund may also invest in one or more unaffiliated money market funds.
The Investment Manager anticipates allocating approximately 65%-95% of the Fund’s total assets to the equity component and approximately 5%-35% of the Fund’s total assets to the fixed income component. The Investment Manager may change these target allocations depending on its analysis of global financial markets and macro-economic trends. The Investment Manager regularly reviews and adjusts the allocations to favor investments in those Underlying Funds that it believes will provide the most favorable outlook for achieving the Fund’s investment objective.
The equity component is generally comprised of domestic, global and international equity funds and/or equity related investments. The fixed income component is generally comprised of fixed income funds investing in several asset classes of varying credit quality and duration profiles and/or fixed income related investments. The Fund may also invest in Underlying Funds that allocate to alternative asset classes, including commodities.
The Underlying Funds use a broad array of investment strategies. The Underlying Funds may invest in many types of instruments, including but not limited to equity and equity related securities across the market capitalization spectrum, corporate and sovereign bonds of varying credit quality and duration, money market instruments and derivatives. The debt securities in which certain Underlying Funds may invest include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade (also referred to as “junk bonds”), and unrated securities determined to be of comparable quality. The Underlying Funds may invest in domestic and foreign securities.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Fund of Funds Risk – The Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds and changes in the value of such Underlying Funds may have a significant effect on the net asset value of the Fund. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses. Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds. To mitigate these conflicts, the Investment Manager has implemented a conflicts of interest policy. The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment. The risks of the Underlying Funds include risks specific to their strategies, such as:
•
Fixed Income Risk – Risks related to fixed income investments include credit risk, interest rate risk and call risk, among others. Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Interest rate risk is the risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce an Underlying Fund’s income if the proceeds are reinvested at lower interest rates. The risks associated with mortgage related- and asset-backed securities as well as
51

collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risks. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk.
•
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion. The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Different investment styles may go in and out favor, which may cause a fund to underperform the broader stock market.
•
Foreign Investments, Emerging Markets and Currency Risk – Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of an Underlying Fund’s investments in foreign securities. The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Changes in currency exchange rates may also adversely affect an Underlying Fund’s foreign investments.
•
Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed an Underlying Fund’s original investment. Successful use of derivative instruments by an Underlying Fund depends on the sub-adviser’s judgment with respect to a number of factors and such Underlying Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
•
Liquidity Risk – The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for an Underlying Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect an Underlying Fund’s performance.
•
ETF Specific Risk – ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; and (iii) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Active Investment Management Risk – The risk that, if the Investment Manager’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
52

The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Prior to June 1, 2014, reflect the Fund’s performance when the Fund pursued a modified strategy and was managed by a sub-adviser
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	17.05%	June 30, 2020
Worst Quarter Return	-19.81%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark and three broad-based market indices. The blended benchmark is calculated by the Investment Manager. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
53

Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	6.83%	8.51%	6.97%
– Return After Taxes on Distributions	5.81%	7.64%	5.61%
– Return After Taxes on Distributions and Sale of Fund Shares	4.73%	6.52%	5.26%
Share Classes (Return Before Taxes)
Class C	11.07%	8.92%	6.78%
Class I	13.37%	10.08%	7.92%
Class R3	12.71%	9.40%	7.25%
Class R4	13.01%	9.71%	7.56%
Class R5	13.33%	10.06%	7.89%
Class F*	13.46%	10.15%	7.96%
55% Russell 3000 Index/ 25% MSCI ACWI ex USA Index (Net)/ 20% Bloomberg Barclays U.S. Aggregate Bond Index	16.15%	11.79%	9.73%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	20.89%	15.43%	13.79%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	10.65%	8.93%	4.92%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC (the “Investment Manager”).
Portfolio Manager	Title	Involved with Fund Since
Vernon J. Meyer, CFA	Managing Director and Chief Investment Officer of the Investment Manager	2014
Allison Mortensen, CFA	Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager	2015
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
54

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Additional Information Regarding Investment Strategies and Risks
Information about the investment objective and principal investment strategy for each of The Hartford Balanced Income Fund (the “Balanced Income Fund”), Hartford AARP Balanced Retirement Fund (the “Balanced Retirement Fund”), The Hartford Global Real Asset Fund (the “Global Real Asset Fund”), Hartford Multi-Asset Income and Growth Fund (the “Multi-Asset Income and Growth Fund”), The Hartford Checks and Balances Fund (the “Checks and Balances Fund”), The Hartford Conservative Allocation Fund (the “Conservative Allocation Fund”), Hartford Moderate Allocation Fund (the “Moderate Allocation Fund”) and The Hartford Growth Allocation Fund (the “Growth Allocation Fund”) (each, a “Fund,” and collectively, the “Funds”) is provided in each Fund’s summary section. Additional information regarding the principal investment strategy and other investment policies for each Fund is provided below.
BALANCED INCOME FUND
Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.
The fixed income portion of the Fund will invest primarily in investment grade debt (securities rated at least “BBB” by S&P or “Baa” by Moody’s or “BBB” by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality). The fixed income portion of the Fund may additionally invest in other fixed income sectors including non-investment grade debt (securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality), municipal securities, mortgage-backed securities and asset-backed securities, and emerging market debt. Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.”
The investment approach for the equity portion of the Fund is based on the fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The equity portion of the Fund uses a contrarian approach focused on longer term economic fundamentals. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in companies that the Fund’s sub-adviser believes are viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s (or issuer’s) risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies (or issuers) in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies (or issuers) regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company (or issuer). Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may also enter into bond forwards and may use derivatives, such as forward currency contracts, swap agreements, futures and options. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes and restricted securities.
BALANCED RETIREMENT FUND
The Fund allocates its assets among a broad range of investments. Wellington Management Company LLP, the Fund’s sub-adviser (“Wellington Management”) actively manages the Fund’s asset allocation in accordance with its investment strategy. Wellington Management combines top-down global macroeconomic and currency views with bottom-up fundamental research from specialized investment teams to seek to identify what Wellington Management believes to be the most attractive investment opportunities in the global fixed income and equity markets. Wellington Management uses both fundamental and quantitative risk management tools to identify the investment opportunities and construct the portfolio. The Fund’s portfolio management team regularly consults with portfolio analysts and risk specialists at Wellington Management. Investment opportunities are expressed in the Fund in various ways, including at times thematically. A portion of the Fund’s assets may be invested in securities that Wellington Management believes exhibit low volatility. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s (or issuer’s) risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the
56

companies (or issuers) in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies (or issuers) regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company (or issuer). Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In addition to the types of securities and other investments referenced in the Summary Section, the Fund may also (1) invest in “to-be-announced” investments, including when-issued and delayed delivery securities and forward commitment transactions; (2) engage in short-selling of “to-be-announced” investments; (3) enter into bond forwards; and (4) invest in exchange traded notes.
GLOBAL REAL ASSET FUND
The equity portion of the Fund employs what is often called a “bottom-up” approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The fixed income portion of the Fund will invest primarily in inflation protected securities, which include, among others, Treasury Inflation Protected Securities (TIPS), U.S. government agency inflation-linked securities, inflation-linked corporate bonds, non-U.S. dollar denominated inflation-linked securities, and emerging market inflation-linked securities. Additionally, the fixed income portion of the Fund may invest in U.S. government and U.S. government agency nominal securities, and non-investment grade fixed income securities (also known as “junk bonds”).
When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s (or issuer’s) risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies (or issuers) in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies (or issuers) regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company (or issuer). Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may also enter into bond forwards and may invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes (ETNs) and restricted securities.
MULTI-ASSET INCOME AND GROWTH FUND
In pursuit of its principal investment strategy, the Fund may also (1) invest in “to-be-announced” investments, including when-issued and delayed delivery securities and forward commitment transactions; (2) engage in short-selling of “to-be-announced” investments; (3) enter into bond forwards; (4) invest in exchange traded notes; (5) invest in other investment companies; (6) invest in collateralized loan obligations; (7) invest in municipal bonds; and (8) invest in contingent capital securities (also known as contingent convertible securities or CoCos), a type of convertible security.
Wellington Management combines top-down global macroeconomic and currency views with bottom-up fundamental research from specialized investment teams to seek to identify what Wellington Management believes to be the most attractive investment opportunities in the global fixed income and equity markets. Wellington Management uses both fundamental and quantitative risk management tools to identify the investment opportunities and construct the portfolio. The portfolio managers regularly consult with portfolio analysts and risk specialists at Wellington Management. Investment opportunities are expressed in the Fund in various ways, including at times thematically. To implement their investment ideas, the portfolio managers may allocate a portion of the Fund’s assets to active strategies managed by specialized investment teams at Wellington Management that invest the allocated assets in accordance with the Fund’s investment strategy. A portion of the Fund’s assets may be invested in securities that Wellington Management believes exhibit low volatility. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s (or issuer’s) risk and return potential.  Wellington Management believes financially material ESG factors can impact the performance of the companies (or issuers) in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies (or issuers) regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company (or issuer). Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
57

CHECKS AND BALANCES FUND
Each Underlying Fund’s investment objective is set forth below along with a summary of its principal investment strategy. For further details regarding each of the Underlying Funds, please refer to each Underlying Fund’s prospectus. You may obtain an Underlying Fund’s prospectus by calling 1-888-843-7824, or online at hartfordfunds.com. A portion of the Fund may be held in cash due to purchase and redemption activity and short-term cash needs. The Fund may add to or change the Underlying Funds in which the Fund invests without the approval of shareholders.
Underlying Fund	Investment Objective	Summary of Principal Investment Strategy
The Hartford Capital Appreciation Fund	The fund seeks growth of capital.
The fund normally invests at least 65% of its net assets in common stocks. The fund may invest in securities of any market capitalization, but tends to focus on medium and large companies. The fund may invest up to 25% of its net assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The Hartford Dividend and Growth Fund	The fund seeks a high level of current income consistent with growth of capital.
The fund invests primarily in a portfolio of equity securities that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by the sub-adviser, Wellington Management. Under normal market and economic conditions, at least 80% of the fund’s net assets are invested in dividend paying equity securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund may invest up to
20% of its net assets in securities of foreign issuers and non-dollar securities.
The fund’s portfolio seeks to be broadly diversified by company and industry.
Based on market or economic conditions, the fund may, through its stock selection process, focus in one or more sectors of the market.

Hartford Total Return Bond ETF	The fund seeks a competitive total return, with income as a secondary objective.
Under normal circumstances, the fund invests at least 80% of its assets in bonds that the fund’s sub-adviser, Wellington Management, considers to be attractive from a total return perspective along with current income. The fund may invest up to 20% of its net assets in securities rated below investment grade (also known as “junk bonds”). The fund may use derivatives to manage portfolio risk or for other investment purposes.
Additionally, the fund may invest up to 40% of its net assets in debt securities of foreign issuers, including from emerging markets, and up to 20% of its net assets in non-dollar securities. The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the “to be announced” (TBA) market. The fund may invest in “Rule 144A” securities. The fund may trade securities actively.
Although the fund may invest in securities and other instruments of any maturity or duration, the fund normally invests in debt securities with a maturity of at least one year. There is no limit on the average maturity of the fund’s portfolio.

CONSERVATIVE ALLOCATION FUND, MODERATE ALLOCATION FUND AND GROWTH ALLOCATION FUND
The following is a summary of the investment objectives of the Underlying Funds in which each of Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund (each an “Asset Allocation Fund”) may invest as of March 1, 2021. The specific Underlying Funds in which each Asset Allocation Fund may invest, and the allocations to the Underlying Funds and the particular components, may change from time to time without notice to shareholders. The Underlying Funds may change their investment objectives or policies without the approval of an Asset Allocation Fund. The Investment Manager regularly reviews and adjusts the allocations to favor investments in those Underlying Funds that it believes will provide the most favorable outlook for achieving the Fund’s investment objective. In determining the allocations to the Underlying Funds, the Investment Manager considers certain factors, such as market conditions, volatility, risk exposure, and performance of the Underlying Funds. A portion of each Asset Allocation Fund’s assets may be held in cash due to purchase and redemption activity and short-term cash needs. Each Asset Allocation Fund may invest in other funds that are not listed below at the discretion of the Investment Manager. For a description of the Underlying Funds’ investment strategies, policies, risks and expenses please see the Underlying Funds’ prospectuses and statements of additional information, which are available without charge on the Funds’ website at hartfordfunds.com or by calling 1-888-843-7824.
58

Fund	Investment Objective
The Hartford Balanced Income Fund	The fund seeks to provide current income with growth of capital as a secondary objective.
The Hartford Capital Appreciation Fund	The fund seeks growth of capital.
Hartford Schroders China A Fund	The fund seeks long-term capital appreciation.
Hartford Climate Opportunities Fund	The fund seeks long-term capital appreciation.
Hartford Core Equity Fund	The fund seeks growth of capital.
The Hartford Dividend and Growth Fund	The fund seeks a high level of current income consistent with growth of capital.
Hartford Emerging Markets Equity Fund	The fund seeks long-term capital appreciation.
Hartford Schroders Emerging Markets Equity Fund	The fund seeks capital appreciation.
The Hartford Emerging Markets Local Debt Fund	The fund seeks capital appreciation and income.
Hartford Schroders Emerging Markets Multi- Sector Bond Fund	The fund seeks to provide a return of long-term capital growth and income.
The Hartford Equity Income Fund	The fund seeks a high level of current income consistent with growth of capital.
The Hartford Floating Rate Fund	The fund seeks to provide high current income, and long-term total return.
The Hartford Floating Rate High Income Fund	The fund seeks to provide high current income, and long-term total return.
Hartford Global Impact Fund	The fund seeks long-term capital appreciation.
The Hartford Global Real Asset Fund	The fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.
The Hartford Growth Opportunities Fund	The fund seeks capital appreciation.
The Hartford Healthcare Fund	The fund seeks long-term capital appreciation.
The Hartford High Yield Fund	The fund seeks to provide high current income, and long-term total return.
The Hartford Inflation Plus Fund	The fund seeks a total return that exceeds the rate of inflation over an economic cycle.
Hartford International Equity Fund	The fund seeks long-term capital appreciation.
The Hartford International Growth Fund	The fund seeks capital appreciation.
Hartford Schroders International Multi-Cap Value Fund	The fund seeks long-term capital appreciation.
The Hartford International Opportunities Fund	The fund seeks long-term growth of capital.
Hartford Schroders International Stock Fund	The fund seeks long-term capital appreciation through investment in securities markets outside the United States.
The Hartford International Value Fund	The fund seeks long-term total return.
The Hartford MidCap Fund	The fund seeks long-term growth of capital.
The Hartford MidCap Value Fund	The fund seeks long-term capital appreciation.
Hartford Multi-Asset Income and Growth Fund	The fund seeks to provide a high level of current income consistent with growth of capital.
Hartford Multifactor International Fund
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in major developed markets of Europe, Canada and the Pacific Region.

Hartford Multifactor Large Cap Value Fund
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded value-oriented U.S. equity securities.

Hartford Municipal Income Fund	The fund seeks to provide a high level of current income that is generally exempt from federal income taxes, and long-term total return.
The Hartford Municipal Opportunities Fund	The fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
59

Fund	Investment Objective
Hartford Municipal Short Duration Fund	The fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
Hartford Quality Value Fund	The fund seeks long-term capital appreciation.
The Hartford Short Duration Fund	The fund seeks to provide current income and long-term total return.
The Hartford Small Cap Growth Fund	The fund seeks long-term capital appreciation.
Hartford Small Cap Value Fund	The fund seeks long-term capital appreciation.
The Hartford Small Company Fund	The fund seeks growth of capital.
The Hartford Strategic Income Fund	The fund seeks to provide current income and long-term total return.
Hartford Schroders Tax-Aware Bond Fund	The fund seeks total return on an after-tax basis.
The Hartford Total Return Bond Fund	The fund seeks a competitive total return, with income as a secondary objective.
Hartford Schroders US MidCap Opportunities Fund	The fund seeks capital appreciation.
Hartford Schroders US Small Cap Opportunities Fund	The fund seeks capital appreciation.
The Hartford World Bond Fund	The fund seeks capital appreciation with income as a secondary goal.
Hartford Core Bond ETF	The fund seeks to provide long-term total return.
Hartford Municipal Opportunities ETF	The fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.
Hartford Short Duration ETF	The fund seeks to provide current income and long-term total return.
Hartford Schroders Tax-Aware Bond ETF	The fund seeks total return on an after-tax basis.
Hartford Total Return Bond ETF	The fund seeks a competitive total return, with income as a secondary objective.
Hartford Multifactor Developed Markets (ex- US) ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in major developed markets of Europe, Canada and the Pacific Region.

Hartford Multifactor Emerging Markets ETF	The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index based upon the emerging markets of the world.
Hartford Multifactor Small Cap ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of small capitalization exchange traded equity securities.

Hartford Multifactor Diversified International ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in both developed and emerging markets.

Hartford Multifactor US Equity ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded U.S. equity securities.

DURATION
Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. For example, the price of a bond fund with an average duration of two years would be expected to fall approximately 2% if interest rates rose by one percentage point. Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations.
Foreign and Emerging Market Investments
Fund Assets Sub-Advised by Wellington Management
Unless stated otherwise in a Fund’s principal investment strategy, investments are deemed to be “foreign” (a) if an issuer’s domicile or location of headquarters is in a foreign country or (b) it is a foreign currency. Unless stated otherwise in a Fund’s principal investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to
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middle ranges, as determined by the World Bank; or (3) the Fund’s benchmark index provider designates as emerging. Unless stated otherwise in a Fund’s principal investment strategy, investments are deemed to be “emerging” (a) if an issuer’s domicile or location of headquarters is in an emerging market; or (b) it is an emerging market currency.
Use of Cash or Money Market Investments
Each Fund may participate in a cash sweep program whereby a Fund’s uninvested cash balance is used to purchase shares of affiliated or unaffiliated money market funds or cash management pooled investment vehicles at the end of each day. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Each Fund may also invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market funds for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, each Fund may invest some of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings.
Participation in Securities Lending Activities
Each Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1∕3%) of the value of its total assets. The Checks and Balances Fund and the Asset Allocation Funds do not currently engage in securities lending.
Operational Risks Associated with Cybersecurity
A Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cybersecurity breaches of those technological or information systems. Cybersecurity breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a Fund and/or its service providers to suffer data corruption or lose operational functionality. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage.
Consequences of Portfolio Trading Practices
A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.
About Each Fund’s Investment Objective
Each Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund. Each Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.
Investment Policies
The Global Real Asset Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section (“80% Policy”). This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. In addition, a Fund may specify a market capitalization range for acquiring portfolio securities. If a security that is within the range at the time of purchase later falls outside the range, which may happen due to market fluctuation, the Fund may continue to hold the security. However, this change in market capitalization could affect the Fund’s flexibility in making additional investments in securities of the applicable issuer. The Fund’s 80% Policy is not a “fundamental” one, which means that it may be changed without the vote of a
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majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% Policy covered by Rule 35d-1.
Additional Investment Strategies and Risks
Each Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Funds’ Combined Statement of Additional Information (“SAI”), which may be obtained free of charge by contacting the Funds (see back cover for address, phone number and website address).
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More Information About Risks
The principal and certain additional risks of investing in each Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. Many factors affect each Fund’s performance. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each Fund and/or Underlying Funds have varying degrees of risk. The SAI contains more detailed information about the Funds’ investment policies and risks. References to “Fund” in this section include the Fund or an Underlying Fund, as applicable.
√ Principal Risk X Additional Risk	Balanced Income Fund	Balanced Retirement Fund	Global Real Asset Fund	Multi-Asset Income and Growth Fund
Active Investment Management Risk	√	√	√	√
Active Trading Risk		√	√	√
Asset Allocation Risk	√	√	√	√
Bond Forwards Risk	X	X	X	X
Call Risk	X	√	X	√
Commodities Related Investments Risk			√
Convertible Securities Risk		X		X
Counterparty Risk	X	X	X	X
Credit Risk	√	√	√	√
Credit Risk Transfer Securities Risk
Currency Risk	√	√	√	√
Depositary Receipts Risk		X		X
Derivatives Risk	X	√	√	√
Forward Currency Contracts Risk	X	X	X	X
Forward Rate Agreements Risk
Futures and Options Risk	X	√	X	√
Hedging Risk	X	X	X	X
Swaps Risk	X	√	X	√
Dividend Risk	√	√		√
Dollar Rolls Risk		X
Equity Linked Notes Risk				√
Equity Risk	√	√	√	√
Large Cap Securities Risk	X	X	X	X
Mid Cap Securities Risk	X	X	X	X
Small Cap Securities Risk	X	X	X	X
Exchange Traded Notes Risk	X	X	X	X
Event Risk		X		X
Foreign Investments Risk	√	√	√	√
Sovereign Debt Risk	X	√		√
Emerging Markets Risk	X	√	√	√
Fund of Funds Risk
Growth Investing Style Risk
Healthcare Concentration Risk
High Yield Investments Risk	X	√	X	√
Distressed Securities Risk
Illiquid Investments Risk	X	X	X	X
Impact Investing Risk
Inflation-Protected Securities Risk		X	√	X
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√ Principal Risk X Additional Risk	Balanced Income Fund	Balanced Retirement Fund	Global Real Asset Fund	Multi-Asset Income and Growth Fund
Interest Rate Risk	√	√	√	√
Inverse Floater Risk
Large Shareholder Transaction Risk	√	√	√	√
Leverage Risk		√	√	√
LIBOR Risk	X	X	X	X
Liquidity Risk				√
Loans and Loan Participations Risk		√	X	√
Market Risk	√	√	√	√
Master Limited Partnership Risk		X		X
Mortgage-Related and Other Asset-Backed Securities Risk	X	√		√
Collateralized Loan Obligations Risk				X
Municipal Securities Risk	X			X
Natural Resources Industry Concentration Risk			√
New Fund Risk
Other Investment Companies Risk	X	√	X	√
Passive Management Risk
Private Placement Risk
Quantitative Investing Risk		X		√
Real Estate Related Securities Risk		X	√	X
Repurchase Agreements Risk		X
Restricted Securities Risk	X	√	X	√
Reverse Repurchase Agreements Risk		X
Sector Risk
Securities Lending Risk	√	√	√	√
Short Sales Risk
Short Sales of To Be Announced (TBA) Securities Risk		X		X
Stripped Securities Risk
Structured Securities Risk
Subsidiary Risk			√
To Be Announced (TBA) Transactions Risk	X	√	X	X
U.S. Government Securities Risk		√	X	√
Use as an Underlying Fund Risk	X		X	X
Valuation Risk	X	X	X	X
Value Investing Style Risk	√
Volatility Risk			√	√
Warrants Risk
Zero Coupon Securities Risk		X		X

√ Principal Risk X Additional Risk	Checks and Balances Fund	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Active Investment Management Risk		√	√	√
Active Trading Risk	X	X	X	X
Asset Allocation Risk	X	X	X	X
Bond Forwards Risk	X	X	X	X
Call Risk	X	X	X	X
Commodities Related Investments Risk		X	X	X
Convertible Securities Risk	X	X	X	X
Counterparty Risk	X	X	X	X
Credit Risk	X	X	X	X
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√ Principal Risk X Additional Risk	Checks and Balances Fund	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Credit Risk Transfer Securities Risk	X	X	X	X
Currency Risk	X	X	X	X
Depositary Receipts Risk		X	X	X
Derivatives Risk	X	X	X	X
Forward Currency Contracts Risk		X	X	X
Forward Rate Agreements Risk		X	X	X
Futures and Options Risk	X	X	X	X
Hedging Risk	X	X	X	X
Swaps Risk	X	X	X	X
Dividend Risk	X	X	X	X
Dollar Rolls Risk	X	X	X	X
Equity Linked Notes Risk		X	X	X
Equity Risk	X	X	X	X
Large Cap Securities Risk	X	X	X	X
Mid Cap Securities Risk	X	X	X	X
Small Cap Securities Risk	X	X	X	X
Exchange Traded Notes Risk	X	X	X	X
Event Risk	X	X	X	X
Foreign Investments Risk	X	X	X	X
Sovereign Debt Risk	X	X	X	X
Emerging Markets Risk	X	X	X	X
Fund of Funds Risk	√	√	√	√
Growth Investing Style Risk	X	X	X	X
Healthcare Concentration Risk		X	X	X
High Yield Investments Risk	X	X	X	X
Distressed Securities Risk		X	X	X
Illiquid Investments Risk	X	X	X	X
Impact Investing Risk		X	X	X
Inflation-Protected Securities Risk	X	X	X	X
Interest Rate Risk	X	X	X	X
Inverse Floater Risk	X	X	X	X
Large Shareholder Transaction Risk	√	√	√	√
Leverage Risk	X	X	X	X
LIBOR Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Loans and Loan Participations Risk	X	X	X	X
Market Risk	√	√	√	√
Master Limited Partnership Risk		X	X	X
Mortgage-Related and Other Asset-Backed Securities Risk	X	X	X	X
Collateralized Loan Obligations Risk	X	X	X	X
Municipal Securities Risk		X	X	X
Natural Resource Industry Concentration Risk		X	X	X
New Fund Risk	X	X	X	X
Other Investment Companies Risk	X	X	X	X
Passive Management Risk	√
Private Placement Risk	X	X	X	X
Quantitative Investing Risk		X	X	X
Real Estate Related Securities Risk		X	X	X
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√ Principal Risk X Additional Risk	Checks and Balances Fund	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Repurchase Agreements Risk		X	X	X
Restricted Securities Risk	X	X	X	X
Reverse Repurchase Agreements Risk		X	X	X
Sector Risk		X	X	X
Securities Lending Risk	X	X	X	X
Short Sales Risk		X	X	X
Short Sales of To Be Announced (TBA) Securities Risk		X	X	X
Stripped Securities Risk		X	X	X
Structured Securities Risk	X	X	X	X
Subsidiary Risk		X	X	X
To Be Announced (TBA) Transactions Risk	X	X	X	X
U.S. Government Securities Risk	X	X	X	X
Use as an Underlying Fund Risk
Valuation Risk	X	X	X	X
Value Investing Style Risk		X	X	X
Volatility Risk	X	X	X	X
Warrants Risk	X	X	X	X
Zero Coupon Securities Risk		X	X	X
ACTIVE INVESTMENT MANAGEMENT RISK – The risk that, if the investment decisions and strategy of the portfolio manager(s) do not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the judgment of the portfolio manager(s) about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio manager(s)’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. In addition, to the extent a Fund allocates a portion of its assets to specialist portfolio managers, the styles employed by the different portfolio managers may not be complementary, which could adversely affect the Fund’s performance.
The financially material ESG factors that may be evaluated as part of a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG factors are not the only factors that may be considered by the portfolio manager(s) and as a result, the companies (or issuers) in which a Fund invests may not be considered ESG companies (or issuers) or have high ESG ratings. Further, the regulatory landscape with respect to ESG investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration.
ACTIVE TRADING RISK – Active trading could increase a Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may also adversely affect Fund performance.
ASSET ALLOCATION RISK – Asset allocation risk is the risk that, if a Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its investment objective or may underperform other funds with similar investment strategies. Certain Funds employ a multiple portfolio manager structure and combine different strategies into a single fund. The investment styles employed by the portfolio managers of these Funds may not be complementary, which could adversely affect the performance of such Funds.
BOND FORWARDS RISK − A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. When a Fund enters into a bond forward, it will also simultaneously enter into a reverse repurchase agreement. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value
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of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and/or the value of any collateral held or assets segregated by the Fund to cover the transaction declines below the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value (“NAV”).
CALL RISK − Call risk is the risk that an issuer, especially during periods of falling interest rates, may redeem a security by repaying it early. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. This could potentially lower a Fund’s income, yield and its distributions to shareholders.
COMMODITIES RELATED INVESTMENTS RISK −Investment in commodity related securities or commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Volatility in the commodities markets may result in rapid and substantial changes (positive or negative) in the value of the Fund’s holdings. The value of commodity related securities and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, lack of liquidity, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political, regulatory and market developments, as well as the participation in the commodities markets of speculators. Certain commodity-linked securities in which the Fund may invest may be issued by companies in the financial services sector, and events affecting the financial services sector may also cause the Fund’s share value to fluctuate. The frequency and magnitude of such changes cannot be predicted. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in commodities futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
CONVERTIBLE SECURITIES RISK − The market value of a convertible security typically performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).
A Fund may invest in contingent capital securities (also known as contingent convertible securities or CoCos). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Investments in CoCos may be considered speculative.
COUNTERPARTY RISK – With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in
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enforcing its rights. A Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty. Over-the-counter derivatives may not offer a Fund the same level of protection as exchange traded derivatives.
CREDIT RISK – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
CREDIT RISK TRANSFER SECURITIES RISK − Credit risk transfer (“CRT”) securities are fixed income securities that transfer the credit risk related to certain types of mortgage backed securities (“MBS”) to the owner of the CRT securities. If the underlying mortgages default, the principal of the owners of CRT securities is used to pay back holders of the MBS. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage pools is transferred to a Fund. Therefore, a Fund could lose all or part of its investments in CRT securities in the event of default by the underlying mortgages.
CURRENCY RISK – The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries.
DEPOSITARY RECEIPTS RISK – A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Fund may invest in Depositary Receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Certain Funds may also invest in Global Depositary Notes (“GDNs”), a form of depositary receipt. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local bonds; however, they trade, settle, and pay interest and principal in U.S. Dollars. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary and holders of GDNs may have limited rights. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. A Fund may invest in, Chinese Depositary Receipts (“CDRs”) or other similar securities representing ownership of foreign listed securities. Generally, CDRs, in registered from, are designed for use in the Chinese securities markets. CDRs may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations.
DERIVATIVES RISK – A Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by a Fund depends on the sub-adviser’s judgment with respect to a number of factors and a Fund’s performance could be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:
Counterparty/Credit Risk - The risk that the party on the other side of the transaction will be unable to honor its financial obligation to a Fund.
Currency Risk - The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
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Leverage Risk - The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity Risk - The risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately.
Index Risk - If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, a Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.
Regulatory Risk - Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. In October 2020, the SEC adopted new regulations applicable to a Fund’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments that will, among other things, require a Fund to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of directors of the Fund. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of the new rule. The SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, as discussed herein, effective at the time that the Fund complies with the new rule. The new rule could impact the effectiveness or raise the costs of a Fund’s derivatives transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect Fund performance and cause the Fund to lose value. Compliance with the new rule will be required in August 2022.
Tax Risk - The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.
Short Position Risk - A Fund may also take a short position in a derivative investment, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.
Certain Funds may invest a significant portion of their assets in derivative instruments. If a Fund does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
FORWARD CURRENCY CONTRACTS RISK – A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow a Fund to establish a fixed rate of exchange for a future point in time. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. A Fund could also lose money when the contract is settled. A Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
FORWARD RATE AGREEMENTS RISK − A forward rate agreement is an agreement where the buyer locks in an interest rate at a future settlement date (“lock rate”). If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. These transactions are subject to counterparty risk and the risk that the Fund will lose money if the sub-adviser predicts interest rate changes incorrectly.
FUTURES AND OPTIONS RISKS – An option is an agreement that, for a premium payment or fee, gives the purchaser the right but not the obligation to buy or sell the underlying asset at a specified price during a period of time or on a specified date, or receive a cash settlement payment. A future is a contract that obligates the purchaser to take delivery,
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and the seller to make delivery, of a specific amount of an asset at a specified future date at a specified price, or make a cash settlement payment. Futures and options are subject to the risk that the sub-adviser may incorrectly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors that may affect the value of the underlying asset. Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities. Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to a Fund from using the strategy. Futures and options may also involve the use of leverage as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options transactions may be effected on securities exchanges, in the case of certain options, or in the over-the-counter market. When options are purchased over-the-counter, a Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the contract. Futures and options may also be illiquid, and in such cases, a Fund may have difficulty closing out its position or valuing the contract. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
HEDGING RISK – Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
SWAPS RISK – Swap agreements are contracts entered into for a set period of time in which the parties agree to exchange payments based on some underlying reference asset (such as interest rates). The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in the reference assets.
Transactions in swaps can involve greater risks than if a Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because certain swaps are two-party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, a Fund’s use of swaps may not be effective in fulfilling a Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Certain swaps are centrally-cleared and are exchange-traded. Central clearing tends to decrease credit risk and improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that a Fund would consider all exchange-traded swaps to be liquid.
In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the current rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.
Credit Default Swaps Risk – A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment
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or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Interest Rate Swaps Risk – In an interest rate swap, a Fund and another party exchange their rights to receive interest payments based on a reference interest rate. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, a Fund may lose money.
Total Return Swaps Risk – In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, a Fund may lose money.
Volatility Swaps Risk – A Fund may enter into types of volatility swaps to hedge the volatility of a particular security, currency, index or other financial instrument, or to seek to increase its investment return. In volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the sub-adviser is incorrect in its forecast of volatility for the underlying security, currency, index or other financial instrument that is the subject of the swap. If the sub-adviser is incorrect in its forecast, a Fund would likely be required to make a payment to the counterparty under the swap. Volatility swaps can have the potential for unlimited losses.
DIVIDEND RISK – Income provided by a Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing a Fund during such periods to underperform funds that do not focus on dividend-paying companies. A Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.
DOLLAR ROLLS RISK − A Fund may enter into dollar rolls in which the Fund will sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (the same type and coupon) securities on a specified future date from the same party. Dollar rolls involve the risk that the market value of the securities that a Fund is committed to buy may decline below the price of the securities the Fund has sold or that the counterparty may be unable to fulfill its obligations. These transactions may involve leverage.
EQUITY LINKED NOTES (ELN) RISK −Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and a Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment.
EQUITY RISK – Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
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Initial Public Offering Risk – IPOs are initial public offerings of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO is complete. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
Special Purpose Acquisition Companies Risk – A Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.
LARGE CAP SECURITIES RISK − The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
MID CAP SECURITIES RISK – Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
SMALL CAP SECURITIES RISK – Small capitalization stocks may be more risky than stocks of larger capitalization companies. Historically, small capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to: less certain growth prospects; lower degree of liquidity in the markets for such stocks; thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time; limited product lines, markets or financial resources; dependence on a few key management personnel; increased sensitivity to changes in interest rates, borrowing costs and earnings; difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and greater difficulty borrowing money to continue or expand operations.
When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.
EXCHANGE TRADED NOTES RISK – Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks, including credit risk, similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds (“ETFs”). Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.
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EVENT RISK − Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
FOREIGN INVESTMENTS RISK – Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid, more volatile and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:
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changes in currency exchange rates
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changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
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increased volatility
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substantially less volume on foreign stock markets and other securities markets
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higher commissions and dealer mark-ups
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inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement
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less uniform accounting, auditing and financial reporting standards
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less publicly available information about a foreign issuer or borrower
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less government regulation and oversight
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unfavorable foreign tax laws
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political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions)
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differences in individual foreign economies
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geopolitical events (including pandemics and epidemics) that may disrupt securities markets and adversely affect global economies and markets
Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.
The impact of the United Kingdom’s departure from the European Union (“EU”), commonly known as “Brexit,” and the potential departure of one or more other countries from the EU has and may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the United Kingdom’s post-departure framework and relationships may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
SOVEREIGN DEBT RISK − In addition to the risks associated with investment in debt securities and foreign securities generally, sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt or otherwise meet its obligations. This may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. In addition, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.
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Sub-sovereign bonds represent the debt of state, provincial, territorial, municipal, local or other political sub-divisions, including other governmental entities or agencies. Quasi-sovereign bonds represent the debt of corporations that have significant government ownership. Sub-sovereign and quasi-sovereign bonds are subject to the risks of investing in sovereign debt generally. In addition, sub-sovereign and quasi-sovereign debt may or may not be issued by or guaranteed as to principal and interest by a governmental authority. Certain foreign government securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity while others may be backed only by the assets and credit of the issuing foreign entity. If an issuer of sub-sovereign or quasi-sovereign bonds defaults on payments of principal and/or interest, a Fund may have limited recourse against the issuer.
A Fund may invest in obligations issued or guaranteed by supranational entities, which may include, for example, entities such as the International Bank for Reconstruction and Development (the World Bank). If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.
EMERGING MARKETS RISK – The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the U.S. or in China that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.
FUND OF FUNDS RISK – A Fund is subject to the following risks:
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By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.
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Rebalancing a Fund’s allocation to the Underlying Funds may increase transaction costs. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund.
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Management of a Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds. Certain Underlying Funds may be more profitable or provide other benefits to the Investment Manager and/or its affiliates than others, and the Fund’s Investment Manager may, therefore, have an incentive to allocate more of the Fund’s assets to the Underlying Funds that are more profitable or provide other benefits. To mitigate these conflicts, the Investment Manager has implemented a conflicts of interest policy.
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With respect to the Checks and Balances Fund, the investment allocation limitations applicable to the Fund will make the Fund less flexible in its investment strategies than other funds of funds.
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A Fund’s share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of a Fund to meet its investment objective is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment objectives.
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The Underlying Funds may change their investment objectives or policies without the approval of a Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund.
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A Fund is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund allocates to each Underlying Fund. The Underlying Funds may be subject to the following principal risks:
Fixed Income Risk − Risks related to fixed income investments include credit risk, interest rate risk and call risk, among others. Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Interest rate risk is the risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce an Underlying Fund’s income if the proceeds are reinvested at lower interest rates. The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risks. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk.
Equity Risk − The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions. The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Different investment styles may go in and out favor, which may cause a fund to underperform the broader stock market.
Foreign Investments, Emerging Markets and Currency Risk − Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of an Underlying Fund’s investments in foreign securities. The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Changes in currency exchange rates may also adversely affect an Underlying Fund’s foreign investments.
Derivatives Risk − Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed an Underlying Fund’s original investment. Successful use of derivative instruments by an Underlying Fund depends on the sub-adviser’s judgment with respect to a number of factors and such Underlying Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
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Liquidity Risk − The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for an Underlying Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect an Underlying Fund’s performance.
ETF Specific Risk − Shares of ETFs are traded on an exchange and may trade at either a premium or discount to net asset value. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
GROWTH INVESTING STYLE RISK – Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. If the portfolio manager incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the portfolio manager. Growth companies are often newer or smaller companies, or established companies that may be entering a growth cycle in their business. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
HEALTHCARE CONCENTRATION RISK – The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, such fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete. The profitability of healthcare-related companies may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business.
Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities.
HIGH YIELD INVESTMENTS RISK − Although high yield investments (also known as “junk bonds”) generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for a Fund. The major risks of junk bond investments include:
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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.
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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.
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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.
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A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
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The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
DISTRESSED SECURITIES RISK − A Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Investments in such distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities, including equity securities, with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale and sales may be possible only at substantial discounts. Distressed securities and any securities received in an exchange for such securities may also be difficult to value and illiquid.
ILLIQUID INVESTMENTS RISK – An illiquid investment means an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment, as determined under the Fund’s liquidity risk management program. In addition, securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. If a Fund holds illiquid investments, it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of a Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.
IMPACT INVESTING RISK −An Underlying Fund may invest in companies whose core business seeks to address the world’s major social and environmental challenges. This investment focus may affect the Underlying Fund’s exposure to certain companies or industries and the Underlying Fund may forego certain investment opportunities. Such Underlying Fund may underperform other funds that do not seek to invest in companies based on expected societal impact outcomes. Investors may differ in their views of what constitutes such challenges. As a result, the Underlying Fund may invest in companies that do not reflect the beliefs and values of any particular investor.
INFLATION-PROTECTED SECURITIES RISK − The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”) may be less developed or liquid, and more volatile, than certain other securities markets.
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There can be no assurance that the inflation index used in these securities (i.e., the CPI) will accurately measure the real rate of inflation. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for the amount of the increase in the calendar year, even though a Fund will not receive its principal until maturity.
INTEREST RATE RISK − The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. Falling interest rates may also lead to a decline in a Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that a Fund’s investment in fixed income securities will go down in value. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.
Risks associated with rising interest rates are currently heightened because interest rates remain near historic lows. The U.S. Federal Reserve Bank and other central banks may raise the federal funds rate and equivalent rates. Any such increases will likely cause market interest rates to rise, which will cause the value of a Fund’s fixed income holdings, particularly those with longer maturities, to fall. Any such rate increases may also increase volatility and reduce liquidity in the fixed income markets, which would make it more difficult to sell a Fund’s fixed income investments. Changes in central bank interest rate policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and a Fund’s transaction costs.
INVERSE FLOATER RISK − Inverse floaters earn interest at rates that vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more income. Inverse floaters may be subject to leverage risk and counterparty risk. These risks are greater for inverse floaters that are structured as tender option bonds (“TOBs”). The prices and income of inverse floaters are generally more volatile than the prices and income of bonds with similar maturities and may decline rapidly during periods of rising interest rates. An investment in inverse floaters involves the risk of loss of principal and typically will involve greater risk than an investment in a municipal fixed rate security. Inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. Investments in inverse floaters in the form of TOBs are also subject to risks related to the termination of the trust that issues the TOB, which could expose a Fund to losses associated with such termination.
LARGE SHAREHOLDER TRANSACTION RISK – A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.
LEVERAGE RISK − Certain transactions, including derivatives, to-be-announced investments and other when-issued, delayed delivery or forward commitment transactions, involve a form of leverage. Transactions involving leverage provide investment exposure in an amount exceeding the initial investment. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Certain derivatives have the potential to cause unlimited losses for a Fund, regardless of the size of the initial investment. Leverage may also cause a Fund’s NAV to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. To reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
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LIBOR RISK – The use of certain London Interbank Offered Rates (collectively, “LIBOR”) are expected to be phased out by the end of 2021. However, it is possible that certain LIBORs may continue beyond 2021 and the most widely used LIBORs may continue until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on a Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to the end of 2021 with respect to certain LIBORs or mid-2023 for the remaining LIBORs.
LIQUIDITY RISK − Liquidity risk exists when the markets for particular investments or types of investments are or become relatively illiquid so that it is difficult or impossible for a Fund to sell the investment at the price at which the Fund has valued it. Illiquidity may result from political, economic or issuer specific events; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities with reduced liquidity or that become illiquid involve greater risk than securities with more liquid markets. If a Fund and its affiliates hold a significant portion of a single issuer’s outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer’s securities were more widely held.
Market quotations for illiquid or less liquid securities may be volatile and/or subject to large spreads between bid and ask prices. Reduced liquidity may have a negative impact on market price and a Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, it may be difficult for a Fund to value these investments and it may be necessary to fair value the investments. There can be no assurance that a security’s fair value accurately reflects the price at which a Fund could sell that security at that time, which could affect the proceeds of any redemption or the number of Fund shares you receive upon purchase.
Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds are at or near historic lows in relation to market size. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be worse during periods of economic uncertainty.
LOANS AND LOAN PARTICIPATIONS RISK − A Fund may invest in loans and loan participations originated or issued by both banks and corporations. Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans a Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Since they do not afford the lender recourse to collateral, unsecured loans are also subject to greater risk of nonpayment in the event of default than secured loans. Such loans generally have greater price volatility than more senior loans and may be less liquid. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect a Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to extended settlement periods and it may take greater than seven days for a loan purchase or sale transaction to settle. Loans may also be subject to restrictions on resale and may be difficult to value. Long settlement periods, any restrictions on a Fund’s ability to resell a loan investment and any difficulties in valuing a loan investment will have an adverse impact on a Fund’s ability to sell particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. These effects may make it more difficult for the Fund to pay investors when they
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redeem their Fund shares. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in such a loan, a Fund may become a member of the syndicate.
The loans in which a Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, a Fund, as a participant in a loan, will not have any direct claim on the loan or against the borrower, and the Fund may be subject to greater delays, expenses and risks than would have been involved if the Fund had purchased a direct obligation of the borrower.
In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).
Because the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality, a Fund is dependent on the analytical abilities of the sub-adviser with respect to its investments in loans.
Compared to securities and to certain other types of financial assets, purchases and sales of Senior Loans take relatively longer to settle, partly due to the fact that Senior Loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund’s settlement of a purchase or sale of a Senior Loan in circumstances where the dealer’s corresponding transaction with another party is delayed. Dealers will also sometimes sell Senior Loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.
This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, Senior Loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a Senior Loan; (iv) inhibit a Fund’s ability to re-sell a Senior Loan that it has agreed to purchase if conditions change (leaving a Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.
Loan interests may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
MARKET RISK – Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally as well as global trade policies and
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political unrest or uncertainties. The value of a security or other investment may also change in value due to factors that affect an individual issuer, including data breaches and cybersecurity attacks, or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events (including pandemics and epidemics) or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. The adverse impact of any one or more of these events on the market value of Fund investments could be significant and cause losses. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. A recent outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
MASTER LIMITED PARTNERSHIP RISK − Securities of master limited partnerships (“MLPs”) are listed and traded on U.S. securities exchanges. The value of a MLP fluctuates based predominately on its financial performance and changes in overall market conditions. Investments in MLPs involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; risks related to potential conflicts of interest between the MLP and the MLP’s general partner; cash flow risks; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income a MLP pays to its investors. The securities of certain MLPs may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. In addition, if the tax treatment of an MLP changes, a Fund’s after-tax return from its MLP investment would be materially reduced.
MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES RISK − Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk. These investments expose a Fund to “extension risk,” which is the risk that borrowers will repay a loan more slowly in periods of rising interest rates which could increase the interest rate sensitivity of certain investments — such as mortgage- and asset-backed securities — and cause the value of these investments to fall. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities and other asset-backed securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities are also subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
Collateralized debt obligations (“CDOs”), which are a type of asset-backed security, are subject to heightened risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; a Fund may invest in collateralized debt obligations that are subordinate to other classes and, therefore, will not have primary rights to any payments in bankruptcy; values may be volatile; and disputes with the issuer may produce unexpected investment results. A Fund’s investments in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO investments can decline considerably. These types of instruments are frequently referred to as “mortgage derivatives” and are sensitive to changing interest rates and deteriorating credit environments. CDOs may lack of a readily available secondary market and be difficult to sell at the price at which a Fund values them.
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A Fund may invest in uniform mortgage-backed securities, which are securities that generally align the characteristics of Fannie Mae and Freddie Mac certificates. Uniform mortgage-backed securities are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
A Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.
COLLATERALIZED LOAN OBLIGATIONS RISK − Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
MUNICIPAL SECURITIES RISK − Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility that future legislative changes could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt Fund performance. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. Municipal securities may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, locality or US territory or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of a Fund. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Investment in municipal securities is also subject to:
General Obligation Bonds Risks − The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks − Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks − Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.
Moral Obligation Bonds Risks − Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
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Municipal Notes Risks − Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.
Municipal Lease Obligations Risks − In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments), it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.
Tax-Exempt Status Risk − Municipal securities are subject to the risk that the Internal Revenue Service may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.
NATURAL RESOURCES INDUSTRY CONCENTRATION RISK −The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and taxes and other governmental regulations. The securities of companies in the natural resources industry may experience more price volatility than securities of companies in other industries. In addition, companies in the natural resources industry sector may also operate in, or engage in transactions involving countries with, less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Concentration in the natural resources industry may pose greater liquidity risk and increases the risk of loss should adverse economic developments occur in that industry.
NEW FUND RISK −There can be no assurance that a new Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
OTHER INVESTMENT COMPANIES RISK – Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.
Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio.
A business development company (“BDC”), which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act, which was signed into law in March 2018, permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual
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expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
PASSIVE INVESTMENT MANAGEMENT RISK − The Fund is not actively managed. As a result, the Fund may underperform actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline.
PRIVATE PLACEMENT RISK – Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause a Fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine a Fund’s exposure to private placement investments, which could cause the Fund to invest to a greater extent than permitted in illiquid investments and subject the Fund to increased risks. Private placement investments may subject the Fund to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the Fund. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on a Fund’s performance.
QUANTITATIVE INVESTING RISK – The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s or other investment’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
REAL ESTATE RELATED SECURITIES RISK – The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
In addition to the risks facing real estate related securities, investments in real estate investment trusts (“REITs”), which pool investor money to invest in real estate and real estate related holdings, involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. Many issuers of real estate related securities are highly leveraged, which increases the risk to holders of such securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code or failure to maintain exemption from registration under the 1940 Act. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property, which may make REITs more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, a Fund will indirectly bear its proportionate share of those expenses. REITs and other real estate related securities tend to be small- to mid-cap stocks that are subject to risks of investing in small- to mid-cap stocks.
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REPURCHASE AGREEMENTS RISK – A Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates a Fund from changes in the market value of the security during the period. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, a Fund may lose money.
RESTRICTED SECURITIES RISK – Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses. Please see “Rule 144A Securities and Regulation S Securities Risk” below.
Rule 144A Securities and Regulation S Securities Risk – “Rule 144A” securities are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security. Offerings of Regulation S securities may be conducted outside of the United States. Regulation S securities are generally less liquid than registered securities, as a result, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
REVERSE REPURCHASE AGREEMENTS RISK – Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction under current regulatory requirements is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.
SECTOR RISK – To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
SECURITIES LENDING RISK – Securities lending involves the risk that a Fund may lose money because the borrower of the securities the Fund has loaned out fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund. Securities lending also involves exposure to certain additional risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially so in certain international markets), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although a Fund’s
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securities lending agent has agreed to provide the Fund with indemnification in the event of a borrower default, the Fund is still exposed to the risk of losses in the event a borrower does not return the Fund’s securities as agreed and the agent fails to indemnify the Fund.
SHORT SALES RISK −When a Fund engages in a short sale, it sells a security it does not own at the then-current market price and then borrows the security to deliver to the buyer. A Fund is then obligated to buy the security on a later date so it can return the security to the lender (that is, it “covers” the short sale). While a Fund is borrowing the security, it will generally pay a fee to the lending broker and reimburse the broker for any dividends or other income paid on the security. Short sales, therefore, involve the risk that a Fund will incur a loss if it must buy a security at a higher price than the price at which the Fund sold the security short. Because a Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. As a result, if a Fund sells short a security that subsequently increases in value, it will likely underperform similar funds that do not engage in short sales in securities they do not own. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby increasing the loss. A Fund may not always be able to borrow the security at a particular time or at an acceptable price. If this occurs at a time when other short sellers of the security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Thus, there is risk that a Fund may be unable to implement its investment strategy due to, among other reasons, the lack of available stocks. Short sales may cause a higher portfolio turnover rate and increase a Fund’s brokerage and other transaction expenses. Short selling is a speculative investment practice.
By investing the proceeds received from selling securities short, a Fund is employing a form of leverage. The use of leverage may increase a Fund’s exposure to long equity positions and make any change in the Fund’s net asset value, including declines in net asset value, greater than without the use of leverage. This could result in increased volatility of returns. A Fund is not required to leverage its portfolio, and there is no guarantee that, if it does, the Fund’s leveraging strategy will be successful. A Fund cannot guarantee that the use of leverage will produce a higher return on an investment, and the use of short sales may result in the underperformance of the Fund relative to broad market indices. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Also, engaging in short sales strategies subjects a Fund to additional credit risk if a party to the short sale fails to honor its contractual terms, causing a loss to the Fund.
SHORT SALES OF TO BE ANNOUNCED (TBA) SECURITIES RISK −When a Fund enters into a short sale of a TBA security it effectively agrees to sell at a future date and price a security it does not own. Although most TBA short sale transactions are closed before a Fund would be required to deliver the security, if the Fund does not close the position, the Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated. This would cause the Fund to lose money. A Fund may not always be able to purchase the securities required to settle a short at a particular time or at an attractive price. A Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities results in a form of leverage, which could increase the volatility of a Fund’s returns.
STRIPPED SECURITIES RISK −Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment. The market for stripped securities may be limited, making it difficult for a Fund to sell its holdings at an acceptable price.
STRUCTURED SECURITIES RISK −Structured securities and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate. Depending on the terms of the particular instrument and the nature of the underlying instrument, structured securities may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured securities that do not involve any type of credit enhancement, are subject to credit risk that generally will be equivalent to that of the underlying instruments. Credit enhanced securities will be subject to the credit risk associated with the provider of the enhancement. A Fund may invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of
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another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, which may make them difficult to value and sell. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.
SUBSIDIARY RISK −By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Investment Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. In particular, there is a risk that the Internal Revenue Service could determine that the income the Fund receives from the Subsidiary is not “qualifying income” for tax purposes, which could affect the Fund’s qualification as a regulated investment company. Similarly, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If the Fund fails to qualify as a regulated investment company or Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
TO BE ANNOUNCED (TBA) TRANSACTIONS RISK −TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.
U.S. GOVERNMENT SECURITIES RISK −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, which is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
USE AS AN UNDERLYING FUND RISK – A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a fund that pursues its investment objective by investing primarily in other funds. As a result, a Fund may be subject to the following risks:
•
A Fund, as an Underlying Fund, may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to invest in cash, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect Fund performance.
•
Such transactions could increase or decrease the frequency of capital gain recognition by a Fund and could affect the timing, amount and character of distributions you receive from a Fund.
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VALUATION RISK – This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.
VALUE INVESTING STYLE RISK – Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities are subject to a significant risk that they may never attain their potential value. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the sub-adviser believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
VOLATILITY RISK – The value of a Fund’s investments may fluctuate over a relatively short period of time. These fluctuations may cause a Fund’s net asset value per share to experience significant changes over similarly short periods of time.
WARRANTS RISK −Warrants give a Fund the right to purchase equity securities (“underlying stock”) at specific prices valid for a specific period of time. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock and can be more volatile than the prices of the underlying stocks. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.
ZERO COUPON SECURITIES RISK −Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.
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Disclosure of Portfolio Holdings
Each Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on its website at hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) a Fund that is a “fund of funds” will publicly disclose the complete month-end portfolio holdings with respect to only the Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose the direct holdings and the holdings of its subsidiary (as if held directly). In addition, if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests directly in both equity and fixed income securities), the Fund will publicly disclose on its website the largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 calendar days after the end of each month. The Global Real Asset Fund will determine such holdings as if the Fund directly held the securities of its subsidiary. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.
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The Investment Manager and Sub-Adviser
The Investment Manager
Hartford Funds Management Company, LLC (the “Investment Manager”) is the investment manager to each Fund. The Investment Manager is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. As of December 31, 2020, the Investment Manager and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $137.8 billion in discretionary assets under management. The Investment Manager is responsible for the management of the Funds and supervises the activities of the investment sub-adviser described below. The Investment Manager is principally located at 690 Lee Road, Wayne, Pennsylvania 19087.
“Manager of Managers” Structure
The Investment Manager and Balanced Income Fund, Balanced Retirement Fund, Global Real Asset Fund and Multi-Asset Income and Growth Fund rely on an exemptive order (the “Order”) from the SEC under which the Funds operate pursuant to a “Manager of Managers” structure. The Investment Manager may rely on the Order for Conservative Allocation Fund and Moderate Allocation Fund (the “Eligible Manager of Managers Funds”), but does not currently do so. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Investment Manager, on behalf of a Fund and subject to the approval of the Board of Directors, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with the Investment Manager (the “Original Relief”), as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager (the “Expanded Relief”), in each case without obtaining approval from the respective Fund’s shareholders. Shareholders of each of Balanced Retirement Fund, Global Real Asset Fund and Multi-Asset Income and Growth Fund have approved the operation of the Fund under (i) both the Original Relief and the Expanded Relief set forth in the Order and/or (ii) any future law, regulation, guidance, or exemptive relief provided by the SEC. The Balanced Income Fund and the Eligible Manager of Managers Funds have approved the operation of these Funds under the “manager of managers” structure under the Original Relief set forth in the Order. Shareholders of the Checks and Balances Fund and the Growth Allocation Fund have not approved the Original Relief or the Expanded Relief. Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
AARP Non-Affiliation Disclaimer
The Investment Manager and The Hartford Mutual Funds, Inc. have entered into a licensing arrangement with AARP, Inc. (“AARP”) under which AARP receives a royalty from the Investment Manager out of its own resources for licensing its brand to the Hartford AARP Balanced Retirement Fund. Hartford AARP Balanced Retirement Fund is managed by the Investment Manager, an investment adviser registered with the SEC, and distributed by Hartford Funds Distributors, LLC, a broker-dealer registered with the SEC and an affiliate of the Investment Manager. The Investment Manager and its affiliates are not affiliated with AARP and its affiliates. AARP and its affiliates are not broker-dealers or investment advisers and are not acting in any such capacity with respect to Hartford AARP Balanced Retirement Fund. AARP and its affiliates do not offer, recommend, or endorse the Investment Manager or any of its affiliates and are not making any recommendations regarding an investment in Hartford AARP Balanced Retirement Fund.
The Investment Sub-Adviser
Wellington Management serves as a sub-adviser to the Balanced Income Fund, the Balanced Retirement Fund, the Global Real Asset Fund and the Multi-Asset Income and Growth Fund (collectively, the “Sub-Advised Funds”) and performs the daily investment of the assets for each Sub-Advised Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.291 trillion in assets.
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Portfolio Managers
The portfolio managers for each Fund are set forth below. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds they manage.
Balanced Income Fund
Scott I. St. John, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund and has been involved in securities analysis for the fixed income portion of the Fund since its inception in 2006. Mr. St. John joined Wellington Management as an investment professional in 2003.
W. Michael Reckmeyer, III, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity portion of the Fund since 2007 and has been involved in securities analysis for the equity portion of the Fund since 2006. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.
Adam H. Illfelder, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the equity portion of the Fund since 2019 and has been involved in securities analysis for the Fund since 2008. Mr. Illfelder joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Illfelder was an investment professional with Putnam Investments from 1997 to 2005.
Matthew Hand, CFA, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the equity portion of the Fund since 2019 and has been involved in securities analysis for the Fund since 2006. Mr. Hand joined Wellington Management as an investment professional in 2004.
Balanced Retirement Fund
Christopher J. Goolgasian CFA, CPA, CAIA, Senior Managing Director and Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2019. Mr. Goolgasian joined Wellington Management as an investment professional in 2014. Prior to joining Wellington Management, Mr. Goolgasian was an investment professional with State Street Global Advisors from 2010 to 2014.
Lutz-Peter Wilke, CFA, Managing Director and Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2020 and previously served as a portfolio manager to the Fund from August 13, 2015 through July 9, 2019 when the Fund pursued a different investment objective and principal investment strategy. Mr. Wilke joined Wellington Management as an investment professional in 2015. Prior to joining Wellington Management, Mr. Wilke was an investment professional with BlackRock Inc. (formerly Merrill Lynch Investment Managers) from 2005 to 2015.
Global Real Asset Fund
Scott M. Elliott, Senior Managing Director and Multi-Asset Portfolio Manager of Wellington Management, has been a portfolio manager of the Fund since its inception in 2010. Mr. Elliott joined Wellington Management as an investment professional in 1994.
Brian M. Garvey, Senior Managing Director and Multi-Asset Portfolio Manager of Wellington Management, has been a portfolio manager of the Fund since its inception in 2010. Mr. Garvey joined Wellington Management as an investment professional in 2007. Prior to joining Wellington Management, Mr. Garvey was an investment professional with State Street Corporation (1998 to 2007).
Nicholas J. Petrucelli, Managing Director and Portfolio Manager of Wellington Management, has been a portfolio manager of the Fund since 2021 and has been involved in securities analysis for the Fund since 2013. Mr. Petrucelli joined Wellington Management as an investment professional in 2010. Prior to joining Wellington Management, Mr. Petrucelli was an analyst in the Defined Contribution Practice at NEPC (2008 – 2010).
Multi-Asset Income and Growth Fund
Lutz-Peter Wilke, CFA, Managing Director and Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2018. He makes the asset allocation decisions in the Fund and is responsible for overall portfolio construction. Mr. Wilke joined Wellington Management as an investment professional in 2015. Prior to joining Wellington Management, Mr. Wilke was an investment professional with BlackRock Inc. (formerly Merrill Lynch Investment Managers) from 2005 to 2015.
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Michael E. Stack, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for the fixed income portion of the Fund since 2015 and has been involved in securities analysis for a portion of the fixed income allocation of the Fund since 2012. Mr. Stack joined Wellington Management as an investment professional in 2000. Effective June 30, 2021, Mr. Stack will no longer serve as a portfolio manager for the Fund.
Loren L. Moran, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for a portion of the fixed income allocation of the Fund since 2017 and securities analysis for that fixed income portion of the Fund since 2014. Ms. Moran joined Wellington as an investment professional in 2014. Prior to joining Wellington Management, Ms. Moran was a fixed income portfolio manager at Goldman Sachs Asset Management from 2010 through 2014.
Checks and Balances Fund, Conservative Allocation Fund, Moderate Allocation Fund, and Growth Allocation Fund
Vernon J. Meyer, CFA, Managing Director and Chief Investment Officer of the Investment Manager, has overseen the management of the Checks and Balances Fund since its inception in 2007, the Conservative Allocation Fund since 2015, the Moderate Allocation Fund since 2015 and the Growth Allocation Fund since 2014. Mr. Meyer has over 30 years of professional investment experience. Prior to joining The Hartford in 2004, Mr. Meyer served as a vice president and managing director of MassMutual.
Allison Mortensen, CFA, Head of Multi-Asset Solutions and Managing Director of Hartford Funds and Vice President of the Investment Manager, has served as portfolio manager of the Checks and Balances Fund, the Conservative Allocation Fund, the Moderate Allocation Fund and the Growth Allocation Fund since 2015. Ms. Mortensen joined the Investment Manager in 2015. Ms. Mortensen has over 25 years of asset management experience. Prior to joining the Investment Manager, Ms. Mortensen served as a Senior Portfolio Manager at Aberdeen Asset Management, Inc. (formerly, Gartmore Global Investments) from 2004 to 2015. In this role, Ms. Mortensen developed and oversaw multi-asset, multi manager asset allocation strategies, and was responsible for dynamic asset allocation, portfolio construction and manager selection.
MANAGEMENT FEE. Each Fund, except Checks and Balances Fund, pays a monthly management fee to the Investment Manager as set forth in its investment management agreement at an annual rate based on the Fund’s average daily net asset value. The Investment Manager pays a sub-advisory fee to Wellington Management out of its management fee for the Sub-Advised Funds. For the fiscal year ended October 31, 2020, each Fund paid the Investment Manager the following effective management fee as a percentage of average daily net assets:
Fund	Effective Management Fee
Balanced Income Fund	0.52%
Balanced Retirement Fund	0.31%
Global Real Asset Fund	0.80%
Multi-Asset Income and Growth Fund	0.56%
Checks and Balances Fund	None
Conservative Allocation Fund	0.10%
Moderate Allocation Fund	0.10%
Growth Allocation Fund	0.10%
A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Funds with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the sub-adviser with respect to the Sub-Advised Funds, is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2020.
CAYMAN SUBSIDIARY. As discussed above, the Global Real Asset Fund may pursue its investment objective through investment in a Subsidiary. The Subsidiary has entered into a separate agreement with the Investment Manager whereby the Investment Manager provides investment advisory and other services to the Subsidiary. In consideration of these services, The Hartford Cayman Global Real Asset Fund, Ltd. pays the Investment Manager a management fee at the annual rate of 0.66%. The Investment Manager also has entered into a separate agreement with Wellington Management whereby Wellington Management provides investment sub-advisory services to the Subsidiary. The Investment Manager has contractually agreed to waive the management fee it receives from the Global Real Asset Fund in an amount equal to the management fee paid by the Subsidiary. The waiver will remain in effect for as long as the Investment Manager’s agreement with the Subsidiary is in place.
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Classes of Shares
Each Fund offers the following classes of shares:
Fund	A	C	I	R3	R4	R5	R6	Y	F
Balanced Income Fund	√	√	√	√	√	√	√	√	√
Balanced Retirement Fund(1)	√	√	√	√	√	√	√	√	√
Global Real Asset Fund	√	√	√	√	√	√		√	√
Multi-Asset Income and Growth Fund	√	√	√	√	√	√	√	√	√
Checks and Balances Fund	√	√	√	√	√	√			√
Conservative Allocation Fund	√	√	√	√	√	√			√
Moderate Allocation Fund	√	√	√	√	√	√			√
Growth Allocation Fund	√	√	√	√	√	√			√
(1)
Classes A, C, I, R3, and R4 of the Balanced Retirement Fund are closed to new investors. No purchases of a closed share class are allowed, other than as described in the Summary Section. Investors should contact their financial professional to determine whether they are eligible to purchase shares of the Balanced Retirement Fund. If you believe you are eligible to purchase shares of the Balanced Retirement Fund, you may be required to provide appropriate proof of eligibility. The Balanced Retirement Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen the share classes to new investors at a future date; (iii) issue shares in connection with a reorganization; and (iv) make additional exceptions, limit the above exceptions, or otherwise modify the foregoing closure policy for any reason. You may obtain additional information by calling Hartford Funds at: 1-888-843-7824.
Investor Requirements
This section describes investor requirements for each class of shares offered by the Funds. Each Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.
Class A Shares. Class A shares are generally available for purchase by all investors other than retirement plans, except as described below. Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:
•
If the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator. These types of retirement plans may purchase Class A shares at net asset value without a sales charge; and
•
If the plan is an employer-sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this prospectus.
Class C Shares. Class C shares are generally available for purchase by all investors other than retirement plans. The Funds do not accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any such direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.
Class I Shares. Class I shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with Hartford Funds Distributors, LLC (the “Distributor”) to offer Class I shares;
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies; and
•
to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser(s) to the Funds, Hartford Administrative Services Company, and their affiliates.
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Class I shares are not available to qualified employee benefit plans and other retirement savings plans. This restriction does not apply to qualified employee benefit plans (such as a health savings account or health savings plan) offered to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser(s) to the Funds, Hartford Administrative Services Company, and their affiliates. Class I shares have a minimum investment requirement of $2,000 ($5,000 in the case of the Global Real Asset Fund) for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
Class R3, Class R4, Class R5 and Class R6 Shares. Class R3, R4, R5 and R6 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans, health savings plans, health savings accounts, and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans). Class R3, R4, R5 and R6 shares generally are available only where the shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial services firm). Class R3, R4, R5 and R6 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.
Class Y Shares. Class Y shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with the Distributor to offer Class Y shares through a no-load network or platform (as discussed below under “Commissions and Transaction Fees”, a financial intermediary may require you to pay a commission when buying and selling such “no-load” shares); and
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies.
Class Y shares have an investment minimum of $250,000, which is waived when the shares are purchased through omnibus accounts (or similar types of accounts). The investment minimum for Class Y shares does not apply to qualified employee benefit plans and other retirement savings plans.
Class Y shares are no longer available to new qualified employee benefit plans and other retirement savings plans, except as indicated below. Purchases of Class Y shares by certain retirement plans are permitted under the following circumstances: (i) purchases by qualified employee benefit plans and other retirement savings plans that held Class Y shares of any Hartford mutual fund as of close of business on March 29, 2019; (ii) purchases through reinvestment of dividends; (iii) purchases by qualified employee benefit plans and other retirement savings plans that have been pre-approved by the Distributor to purchase Class Y shares; and (iv) purchases, including through reinvestment of dividends, by qualified employee benefit plans and other retirement savings plans that received shares of the Fund as part of a reorganization.
Class F Shares. Class F shares are generally only available through financial intermediaries that have entered into an appropriate agreement to sell Class F shares of a Fund. However, purchases by affiliated investment companies, purchases by 529 plans or purchases of $1,000,000 or more of Class F shares may be made directly through the Funds’ transfer agent. Class F shares are not available to retirement plans. Class F shares do not have a minimum initial investment requirement when the shares are purchased through omnibus accounts (or similar types of accounts). All other eligible investors must meet the minimum initial investment requirement of at least $1,000,000 in Class F shares of a Fund, except for affiliated investment companies and 529 plans. Each Fund reserves the right in its sole discretion to waive the minimum initial investment requirement.
Choosing a Share Class
Each share class has its own cost structure, allowing you to choose the one that best meets your needs. When you choose your class of shares, you should consider a number of factors, including the size of your investment and how long you plan to hold your shares, the expenses borne by each class, any front-end sales charge or contingent deferred sales charge (“CDSC”) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. The Funds, the Funds’ transfer agent, and the Distributor do not provide investment advice. Please contact your financial intermediary to determine which share class may be appropriate for you.
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In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial intermediary or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.
Each of Class A, Class C, Class R3 and Class R4 has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)
Class A	Described under “How Sales Charges are Calculated”	Described under “How Sales Charges are Calculated”	0.25%
Class C(2)	None	1.00% on shares sold within one year of purchase	1.00%
Class I	None	None	None
Class R3	None	None	0.50%
Class R4	None	None	0.25%
Class R5	None	None	None
Class R6	None	None	None
Class Y	None	None	None
Class F	None	None	None
(1)
As a percentage of the Fund’s average net assets.
(2)
Automatic conversion of Class C shares to Class A shares as set forth in the section entitled “Automatic Conversions,” thus reducing future annual expenses (certain exclusions may apply).
COMMISSIONS AND TRANSACTION FEES. You may be required to pay a commission to your financial intermediary when buying or selling Class I, Class R6, Class Y, or Class F shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this prospectus. Please contact your financial intermediary for more information on commissions. Although the Funds do not charge a transaction fee, you may be charged a fee by financial intermediaries for the purchase or sale of a Fund’s shares through that financial intermediary. This transaction fee is separate from any sales charge that a Fund may apply. Please contact your financial intermediary for more information on transaction fees.
How Sales Charges Are Calculated
Class A Shares. The tables below present the front-end sales charge as a percentage of both the offering price and the net amount invested and commissions to dealers as a percentage of the offering price.
Each Fund except Balanced Retirement Fund
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 – $99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
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Balanced Retirement Fund
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 – $ 99,999	4.00%	4.17%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).
For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%. The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares. Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Fund.
The Distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The Distributor may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. These commission schedules may also apply to certain sales of Class A shares made to investors that qualify under some of the categories listed under “Front-End Sales Charge Waivers for Class A Shares.” Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and CDSC.
You may qualify for a reduced sales charge, or the sales charge may be waived, as described under “Sales Charge Reductions and Waivers for Class A and Class C Shares.” Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the prospectus.
Class C Shares. Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.
Years After Purchase	CDSC
1st year	1.00%
After 1 year	None
For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of the Class C CDSC as if it had been incurred prior to the expiration of the applicable period. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
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When you request a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC. If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.
Additional Information Regarding the CDSC with respect to Class A and Class C Shares. Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to a Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of each Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with the maximum applicable sales charge at the time of the purchase.
Sales Charge Reductions and Waivers for Class A and Class C Shares. There are several ways you can combine multiple purchases of shares of the Hartford mutual funds to take advantage of the breakpoints in the Class A shares’ sales charge schedule. In all instances, it is your responsibility to notify your financial intermediary or the Funds’ transfer agent at the time of purchase of any facts qualifying you for sales charge waivers or discounts. If you do not let your financial intermediary or the Funds’ transfer agent know that you are eligible for a sales charge waiver or discount, you may not receive the sales charge breakpoints to which you are otherwise entitled. The Funds’ transfer agent may require evidence of your qualification for such reductions or waivers. The availability of these sales load waivers and/or discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers and/or discounts. In addition, any intermediary specific sales load waivers and/or discounts are reproduced in Appendix A based on information provided by the financial intermediaries.
Reducing Your Class A Sales Charges – The Class A shares front-end sales charge may be reduced as follows:
•
Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by each Fund are indicated under the heading “How Sales Charges Are Calculated - Class A Shares.”
•
Accumulation Privilege – Under the accumulation privilege, the applicable sales charge level for Class A shares of a Fund is calculated by aggregating (a) the dollar amount then being purchased plus (b) an amount equal to the then-current, as of the business day immediately prior to such purchases, net asset value of the purchaser’s holdings of all shares (other than Class T, Class R3, Class R4, Class R5, Class R6) of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts for which Hartford Funds Management Company, LLC serves as the program manager. For purposes of this Accumulation Privilege, a qualifying investor may include all shares owned by family members which means the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. Employer-sponsored retirement plans or certain tax qualified retirements accounts may also receive these breakpoints as long as the Funds’ transfer agent or the financial intermediary is notified at the time of purchase. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.
•
Letter Of Intent – lets you purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares. Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts for which Hartford Funds Management Company, LLC serves as the program manager owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. For purposes of determining the applicable sales charge and breakpoint schedules when purchasing shares pursuant to a LOI, the sales charge and breakpoint schedules in effect when the initial shares under the LOI were purchased apply. During the term of a LOI, the Funds’ transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate you to buy or a Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further
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quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. A written request by the Funds’ transfer agent will be sent to a shareholder prior to the expiration of the LOI. If the Class A shareholder does not purchase the amount specified in the LOI by the end of the 13-month period, the Funds’ transfer agent will redeem an appropriate number of escrowed shares for an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. This redemption may be treated and reported as a taxable transaction to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI period will receive a corresponding commission adjustment if appropriate. Additional information about the terms of the LOI is available from your financial intermediary or from the Funds’ transfer agent at 1-888-843-7824.
Front-End Sales Charge Waivers for Class A Shares – The Class A shares front-end sales charge may be waived for the following individuals and institutions:
•
selling broker dealers and their employees and sales representatives (and their family members, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,
•
financial representatives using Fund shares in fee-based investment products under a signed agreement with the Funds,
•
current or retired officers, directors and employees (and their family members, as defined above under the “Accumulation Privilege” section) of the Funds, The Hartford, the sub-advisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates. Such individuals may also purchase Class I shares at net asset value,
•
welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•
if the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator,
•
college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code,
•
investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers,
•
purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with the distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees, and
•
any purchases of Class A shares in an account maintained directly with the Funds’ transfer agent where there is no financial intermediary specified or Hartford Funds Distributors, LLC is listed as the dealer of record. However, if such account subsequently lists a third party dealer of record, any subsequent purchases of Class A shares in that account will be subject to any applicable front-end sales charge.
CDSC Waivers – As long as the Funds’ transfer agent or your financial intermediary is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:
•
to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated.
•
for death or disability.
•
under reorganization, liquidation, merger or acquisition transactions involving other investment companies.
•
under the following circumstances, for employer-sponsored retirement plans or tax qualified retirement accounts:
(1) to return excess contributions,
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(2) hardship withdrawals as defined in employer-sponsored retirement plans,
(3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4) to meet minimum distribution requirements under the Internal Revenue Code,
(5) to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and
(6) after separation from service.
•
for Class C shares only, for withdrawals made pursuant to loans taken from qualified retirement plans. Loans are defined by the retirement plan’s administrator at the time of the withdrawal.
The availability of these sales load waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers. In addition, any intermediary specific sales load waivers are reproduced in Appendix A based on information provided by the financial intermediaries.
Reinstatement Privilege
If you sell shares of a Fund, you may reinvest some or all of the proceeds in shares of that Fund or any other Hartford mutual fund within 90 days without a sales charge, as long as the Funds’ transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of a Fund. In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those amounts that do not exceed the maximum qualified plan contribution amount for their account in that given tax year. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. All accounts involved must have the same registration.
Information about sales charges and sales charge reductions or waivers is available, free of charge, on the Funds’ website hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.
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How To Buy And Sell Shares
Important Information About Procedures for Opening a New Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, Federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. What this means to you: when you open an account, we will ask for names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity.
We are also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each of your authorized signers. We appreciate your cooperation.
If a Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.
Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with a Fund. In general, shareholders and authorized traders may only place trades with a Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.
Each Fund offers the classes of shares described in “Classes of Shares” above and not all share classes discussed below may be available for each Fund.
Initial Purchases
Before you invest, please read this prospectus carefully.
Determine how much you want to invest. The minimum investment amounts are as follows:
•
Class A, Class C and Class I shares – $2,000 ($5,000 in the case of the Global Real Asset Fund) for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.
•
Class R3, Class R4, Class R5 and Class R6 shares – no investment minimum and no subsequent investment minimum.
•
Class Y shares – $250,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
•
Class F shares - $1,000,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
To make an initial investment in a class of shares of a Fund, please contact your financial intermediary. Certain classes may not be available through all financial intermediaries. For more information regarding investing through a financial intermediary, please see “Additional Information Regarding Investing through a Financial Intermediary” below.
Certain classes of shares of a Fund may also be purchased through the Funds’ transfer agent by filling out an account application and mailing it to the address below. The Funds do not accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any such direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.
Accounts held directly with the transfer agent (i.e. not plan level or an omnibus position) are charged a $30 annual direct account fee. All accounts are subject to this fee other than accounts of any sub-adviser to the Hartford Funds, accounts of employees of the sub-advisers to the Hartford Funds, 529 college savings plan accounts for which Hartford Funds Management Company, LLC serves as the program manager, and affiliated investment companies. This fee is not charged to shareholders who hold Fund shares through an omnibus account with a financial intermediary. Under certain limited circumstances, the $30 annual direct account fee may be waived for certain other accounts at the discretion of Hartford Administrative Services Company. A confirmation of the fee assessment, if applicable, will appear on your next quarterly account statement subsequent to the actual assessment date. If you have questions about the
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direct account fee, please call the transfer agent at 1-888-843-7824. If you are invested in the Funds directly through a retirement account or Coverdell Education Savings Account with UMB Bank, n.a., you will also be subject to an annual maintenance fee of up to $25.
If purchasing shares through the Funds’ transfer agent, please send your account application to the following address:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
Class C Shares Purchase Limits
Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes (except Class R3, R4, R5 and R6 shares) held with the Distributor have a total value equal to $999,999, you will not be able to purchase Class C shares. For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, R4, R5 and R6 shares) held with the Distributor that are linked under a Letter of Intent or Accumulation Privilege will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial intermediary when choosing a share class.
Additional Purchases of Shares
You may purchase additional shares of a Fund through your financial intermediary. Your financial intermediary may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also purchase additional shares through the Funds’ transfer agent as follows:
•
On the Web – Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions.
•
By Phone – To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For your protection, telephone requests may be recorded in order to verify their accuracy.
•
In Writing With a Check – Make out a check for the investment amount, payable to “Hartford Funds.” Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered. Deliver the check and your completed application, investment slip, or letter of instruction to your financial intermediary or plan administrator, or mail to:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
•
By Electronic Funds Transfer or Wire – For complete instructions on how to purchase shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824.
Please note that these features may not be available for all classes of shares and in such instances, you will need to make additional purchases through your financial intermediary.
Selling Shares
You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to a Fund and may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also sell your shares through the Funds’ transfer agent as noted below.
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•
On the Web – Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions. To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.
•
By Phone – Only non-retirement accounts or IRA plans may redeem by telephone, and redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824. For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days. For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”
•
By Electronic Funds Transfer or Wire – For complete instructions on how to redeem shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824. Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day. Your bank may charge a fee for these services. For your protection, electronic funds transfer and wire redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.
•
By Letter or Form – In certain circumstances, you will need to make your request to sell shares in writing. Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at hartfordfunds.com. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if: you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s). For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address below.
Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.
Please note that these features may not be available for all classes of shares and in such instances, you will need to sell shares through your financial intermediary.
For the following types of accounts, you must provide the following additional documentation if you are selling your shares by letter:
•
IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) – Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.
•
Automatic 401k Rollover IRAs – Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.
•
403(b) – 403(b) Distribution Request Form.
•
Owners Or Trustees Of Trust Accounts – Call 1-888-843-7824 for instructions.
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Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death – Call 1-888-843-7824 for instructions.
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Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds	Hartford Funds	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
P.O. Box 219060	430 W 7th Street, Suite 219060
Kansas City, MO 64121-9060	Kansas City, MO 64105-1407
FAX: 1-888-802-0039
Exchanging Shares
You may exchange one class of shares of a Fund for shares of the same class of any other Hartford mutual fund if such share class is available. Under certain limited circumstances, you may also be able to exchange Class R6 shares for SDR shares of other Hartford mutual funds. With respect to exchanges of Class A shares and Class C shares, any CDSC will continue to be calculated from the date of your initial investment but will not be charged at the time of the exchange. The CDSC schedule of the original shares purchased will continue to apply after such exchange.
Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator or financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you wish to exchange.
If you are a Class A or Class C shareholder, you may also request an exchange by doing the following:
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If you hold your shares directly with the transfer agent (i.e. not plan level or an omnibus position) and have an online account with hartfordfunds.com, you may exchange your shares on the web by accessing your account online and following the instructions.
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Write a letter of instruction indicating the Fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address listed below.
The registration for both accounts involved in the exchange must be identical and you must meet the initial investment minimum applicable to such shares of the other Fund (as disclosed in the prospectus), except as noted below with respect to Class Y shares. All exchanges are made at net asset value. If doing a partial exchange, you must retain at least $1,000 in the Fund from which you exchange. Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange.
You may be subject to tax liability or sales charges as a result of your exchange. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
Each Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.
Automatic Conversions
Class C shares automatically convert to Class A shares of the same Fund after 10 years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least 10 years. Effective April 1, 2021, the automatic conversion period for Class C shares will shorten from 10 years to 8 years. Any shares that have already aged over 8 years will convert at that time. Prior to April 1, 2021, these conversions will occur during the month in which the 10-year anniversary of the purchase occurs and after April 1, 2021, the conversions will occur during the month in which the 8-year anniversary of the purchase occurs. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A may be limited.
Class C shares held in an account directly through the Funds’ transfer agent for which no financial intermediary is specified or Hartford Funds Distributors, LLC is listed as the dealer of record will periodically be converted to Class A shares.
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion without the imposition of any front-end sales charge or CDSC. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
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Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
Conversions
Subject to the conditions set forth in this section, shares of one class of a Fund may be converted into (i.e., reclassified as) shares of a different class of the same Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the prospectus). Subject to certain limited circumstances, Class R3, Class R4, Class R5 and Class R6 (each an “R share”) of a Fund may be converted into (i.e., reclassified) a different R share class in the same Fund. Under certain circumstances, the following other classes are eligible for conversions:
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Class A shares may be converted into Class R6 shares or Class F shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares;
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Class A shares may be converted into Class I shares or Class Y shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs or a no-load network or platform, among other reasons consistent with the eligibility requirements of such class;
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Class C shares may be converted into Class A shares or Class I shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the shareholder is eligible to purchase Class A shares at NAV or the conversion is made to facilitate the shareholder’s participation in certain fee based advisory programs;
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Class I shares may be converted into Class Y shares,  Class R6 shares or Class F shares; and
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Class Y shares may be converted into Class R6 shares or Class F shares.
In addition to the conversion scenarios described above, in certain circumstances, shares of one class of shares may be converted into shares of another share class of the same Fund for which the shareholder is eligible in the event that (a) the shareholder switches to another financial intermediary that does not offer such share class and such financial intermediary offers another share class of the same Fund for which such shareholder is eligible; or (b) the shareholder is no longer eligible to purchase such share class based on the eligibility requirements set forth in the prospectus or the applicable regulatory determination made by such shareholder’s financial intermediary (for example, the shareholder no longer participates in a fee-based, wrap, or other investment platform program of its financial intermediary or related to the requirements of a settlement agreement that the financial intermediary entered into with a regulatory body). Conversions of a share class into Class A shares under the foregoing limited circumstances will be at net asset value without the imposition of a front-end sales charge.
Not all share classes discussed above may be available for each Fund and not all of the conversions discussed above may be available through your financial intermediary. Financial intermediaries that are interested in a conversion on behalf of a shareholder should call 1-888-843-7824 to determine whether such feature is available. Please note that (1) both accounts involved in the conversion must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place. In addition, the financial intermediary must process and report the transaction as a conversion.
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
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Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds	Hartford Funds	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
P.O. Box 219060	430 W 7th Street, Suite 219060
Kansas City, MO 64121-9060	Kansas City, MO 64105-1407
FAX: 1-888-802-0039
Valuation of Shares
The net asset value per share (“NAV”) is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The net asset value for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. (the “Company”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.
Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost.
Exchange traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or
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other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
Buy and Sell Prices
When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.
Execution Of Requests
Each Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators. For more information regarding requests in “good order,” please see below.
Each Fund reserves the right to reject any purchase order in whole or in part and suspend and resume the sale of any share class of the Fund at any time for any reason.
With respect to accounts directly held through the Funds’ transfer agent, you may buy and sell shares of each Fund on the web, by telephone, by wire or by mail. With respect to accounts directly held through the Funds’ transfer agent, you may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box. At times of peak activity, it may be difficult to place requests by phone. During these times, visit hartfordfunds.com or consider sending your request in writing.
For shareholders that hold accounts with financial intermediaries, each Fund typically expects to pay sale proceeds to a redeeming shareholder’s account within 1 - 3 business days following receipt of the shareholder redemption order. For sale proceeds that are paid directly to a shareholder with respect to accounts held directly with the transfer agent, each Fund typically expects to pay sales proceeds, by electronic funds transfer, wire or by mailing a check, to redeeming shareholders within 1 business day, following receipt of the shareholder redemption order. Payment of redemption proceeds may take longer than the time each Fund typically expects and may take up to seven days as permitted by the Investment Company Act of 1940, as amended. The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.
Under normal conditions, each Fund expects to meet redemption orders by using a combination of cash and cash equivalents holdings (including cash flows into the Fund) and/or by the sale of portfolio investments, although each Fund reserves the right to use temporary borrowings from its custodian bank (in the form of overdrafts) to meet redemptions, if necessary. As the Investment Manager determines to be appropriate in response to unusual circumstances or stressed market conditions, each Fund may use a line of credit, reverse repurchase agreements, interfund lending, or in-kind redemptions to meet redemption requests. As of March 1, 2021, each Fund does not engage in interfund lending.
Additional Information Regarding Investing through a Financial Intermediary
You may purchase shares of the Funds through an approved financial intermediary. These intermediaries may charge you additional fees and may require different minimum investments or impose other limitations on buying and selling shares in addition to those applicable to shareholders who invest in the Funds directly. Please note that if you are purchasing shares through a retirement plan, you may need to call the administrator of the plan for details on
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purchases, redemptions and other account activity. Some of the services and programs described in this prospectus may not be available or may differ if you are purchasing shares through a financial intermediary. You should check with your financial intermediary for further details.
Requests In “Good Order”
All purchase and redemption requests must be received by a Fund in “good order.” This means that your request includes all accurate required information. The specific requirements for “good order” depend on the type of transaction and the method of purchase. The information generally required includes:
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Name, date of birth, residential address, and social security number.
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The Fund name, share class and account number.
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The amount of the transaction (in dollars or shares).
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Signatures of all owners exactly as registered on the account (for mail requests).
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Medallion signature guarantee or Signature Validation Program stamp (if required).
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Any supporting legal documentation that may be required.
Frequent Purchases and Redemptions of Fund Shares
The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force a Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund’s NAV for long-term shareholders.
If you intend to trade frequently or use market timing investment strategies, you should not purchase the Funds.
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, a Fund may consider an investor’s trading history in any of the Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for the prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.
It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into a Fund and a redemption of or an exchange out of the same Fund in a dollar amount that the Funds’ transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange order request for a Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Funds. The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or its registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of $1,000 or less; (5) transactions by Funds of Funds where Hartford Funds Management Company, LLC or an affiliate serves as the investment adviser; (6)
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transactions by 529 plans where Hartford Funds Management Company, LLC or an affiliate is the program manager; (7) permitted conversion of shares from one share class to another share class within the same Fund; and (8) transactions, including certain rebalancing transactions, that a Fund, in its discretion, determines are not abusive or harmful.
The Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The Funds’ procedures with respect to omnibus accounts are as follows: (1) Where the Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where the Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, the Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Funds’ transfer agent also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.
The use of fair value pricing can serve both to make the Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. The Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the Funds’ fair value procedures, please refer to “Valuation of Shares.”
The Funds reserve the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. The Funds, the Investment Manager, and/or the Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.
Certificated Shares
Shares are electronically recorded and share certificates are not issued.
Account Closings
There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.
Neither the Funds, the Investment Manager, the Distributor, Hartford Administrative Services Company nor any of their affiliates will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Sales In Advance of Purchase Payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.
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Special Redemptions
Although each Fund would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash. When the shareholder sells portfolio securities received in this fashion, transaction costs would be incurred. Prior to such sale, the shareholder would be exposed to market risk. Any such securities would be valued for the purposes of making such payment at the same value as used in determining a Fund’s net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.
Abandoned Property
It is the responsibility of the shareholder to keep the shareholder’s account(s) active and to provide Hartford Funds with a current and correct address for the shareholder’s account(s). An out-of-date or incorrect address may cause a shareholder’s account statements and other mailings to be returned to Hartford Funds. If your account has no activity in it within a certain period of time, Hartford Funds may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes. For IRAs escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well. Hartford Funds will not be liable to a shareholder or a shareholder’s financial intermediary for good faith compliance with state unclaimed or abandoned property (escheatment) laws or related federal tax withholding requirements.
To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with a Fund, you should contact your financial intermediary, retirement plan or other third party intermediary regarding applicable state escheatment laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. Hartford Funds strongly encourages you to keep your account active and up-to-date. Depending on laws in your jurisdiction, you may assist us in safeguarding your investments for accounts directly held with Hartford Funds by at least once a year: (i) logging in to your account at hartfordfunds.com and viewing your account information; (ii) calling Hartford Funds at 1-888-843-7824 for an account balance or speaking with a customer service representative at the same phone number after you go through a security verification process; and (iii) taking action on letters received in the mail from Hartford Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and promptly following the directions in such letters. Residents of certain states may designate a representative to receive escheatment or abandoned property notices regarding Fund shares. For more information, please contact your financial intermediary. Please be advised that simply visiting the above Hartford Funds website or making contact by phone may not establish sufficient contact for purposes of escheatment laws in certain states. Check with your state of residence for specifics.
Payment Requirements
All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.
If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that a Fund or the Distributor has incurred.
Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Funds on behalf of customers with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.
Account Statements and Duplicate Copies of Materials to Households
You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent, depending on how your shares are held with a Fund. If you receive account statements from the transfer agent, you may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.
To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the summary prospectus, shareholder reports (to the extent received by mail), proxy statements, and information statements. You may view current prospectuses/summary prospectuses and shareholder reports on our website. If you hold your account directly with the Funds’ transfer agent and you want to receive multiple copies of these materials, you may call us at 1-888-843-7824 or notify us in writing. Individual copies of such materials will be sent to you commencing within 30 days after we receive your request to stop householding for accounts directly held with the
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Funds’ transfer agent. If your account is not held directly with the Funds’ transfer agent, please contact your financial intermediary for information on your financial intermediary’s policy with respect to householding and/or how to change your householding status.
Additional Investor Services - Class A and Class C Shares
Contact your financial intermediary to determine if you are eligible for any additional investor services. The following outlines the additional investor services for accounts that are directly held with the Fund’s transfer agent:
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Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to a Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.” If you are using AIP to open an account, you must invest a minimum initial investment of $250 into a Fund and invest a minimum of $50 per month into the Fund.
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Systematic Withdrawal Plan (SWP) may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more. Also, make sure you are not planning to invest more money in this account (buying shares of a Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges). Specify the payee(s), who may be yourself or any other party. There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner. Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial intermediary or the transfer agent.
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Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from a Fund to the same class of shares of another Hartford mutual fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.” Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.
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Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by a Fund into the same class of another Hartford mutual fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.
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Systematic Exchange lets you automatically transfer money from a share class of a Fund to the same share of another Hartford mutual fund.
Hartford Funds may stop your AIP, SWP, DCA Program or Systematic Exchange if we are unable to obtain an accurate address for your account.
Uncashed Checks Issued on Your Account
Each Fund reserves the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) that you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
RETIREMENT PLANS AND CERTAIN OTHER ACCOUNTS
The Funds are available through a range of retirement plans, including traditional, Roth, SIMPLE and SEPs IRAs and 401(k) plans. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.
If you open a retirement account (including traditional, Roth, SIMPLE, or SEPs IRAs, and 403(b) Accounts) or Coverdell Education Savings Account (“Coverdell Account”) through Hartford Funds, UMB Bank, n.a. will serve as the custodian of that account. Retirement accounts and Coverdell Accounts are charged an annual maintenance fee (up to $25) that is paid to UMB Bank, n.a., HASCO and/or certain other Fund service providers. These fees are in addition to the fees and expenses that you pay for investing in the Funds (set forth in each Fund’s fees and expenses table). Please refer to the Custodial Agreement & Disclosure Statement for your retirement account or Coverdell Account for information on applicable annual maintenance fees.
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Distribution Arrangements
Hartford Funds Distributors, LLC, a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement approved by the Board of Directors. Shares of the Funds are continuously offered and sold by selected broker-dealers pursuant to selling agreements with the Distributor, and such broker-dealers may in turn designate and authorize other financial intermediaries to offer and sell Fund shares. Except as discussed below, the Distributor (and not the Funds) bears the expenses of providing services pursuant to the Underwriting Agreement, including the payment of expenses relating to the distribution of prospectuses for sales purposes, as well as any other advertising or sales literature. The Distributor is not obligated to sell any specific amount of Fund shares.
Distribution Plans – Class A, Class C, Class R3 and Class R4 Shares
The Board of Directors has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class C, Class R3 and Class R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to the Distributor, some or all of which may be paid to select broker-dealers and certain other financial intermediaries. Total compensation under a Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the respective Fund’s shares. Under a Plan, each Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, a Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement.
Class A Plan – Pursuant to the Class A Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
Class C Plan – Pursuant to the Class C Plan, a Fund may pay the Distributor a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that the Distributor will receive all contingent deferred sales charges attributable to Class C shares.
Class R3 Plan – Pursuant to the Class R3 Plan, a Fund may pay the Distributor a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.
Class R4 Plan – Pursuant to the Class R4 Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.
Payments to Financial Intermediaries and Other Entities
The Investment Manager, Distributor and/or their affiliates and the Hartford mutual funds make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of the Hartford mutual funds, and/or Financial Intermediaries and other intermediaries that provide services (“Servicing Intermediaries”) to the Hartford mutual funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford mutual funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford mutual fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford mutual funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford mutual funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.
Payments Made From Fund Assets.
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Commissions and Rule 12b-1 Payments. The Distributor and/or its affiliates pay sales commissions and Rule 12b-1 fees to Financial Intermediaries out of assets that the Distributor and/or its affiliates receive from the Hartford mutual funds. The Funds’ SAI includes information regarding these commission and Rule 12b-1 payments by share class.
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Administrative Fees to Servicing Intermediaries. The Distributor and/or its affiliates make payments to Servicing Intermediaries that provide sub-accounting, administrative and/or shareholder processing services to the Hartford mutual funds (“Administrative Fees”). Such payments may be made out of 12b-1 and/or transfer agent fees that the Distributor and/or its affiliates receive from the Hartford mutual funds. Depending upon the particular share class and/or contractual arrangement with a Servicing Intermediary, these payments may be calculated based on average net assets of the Hartford mutual funds that are serviced by the Servicing Intermediary, or on a per account basis. The Fund’s SAI includes information regarding Fund expenses and distribution arrangements.
Payments Made by the Investment Manager and/or its Affiliates. As explained in more detail below under the sections entitled “Additional Payments to Financial Intermediaries” and “Servicing Payments to Servicing Intermediaries,” the Investment Manager and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Funds to (1) Financial Intermediaries to encourage the sale of Hartford mutual funds’ shares (“Additional Payments”) and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).
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Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by the Investment Manager and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford mutual fund shares sold through that Financial Intermediary; and (iii) the mix of equity and fixed income funds sold through or attributed to that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.16% of the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2020, the Investment Manager and its affiliates incurred approximately $54.9 million in total Additional Payments to Financial Intermediaries.
Additional Payments to Financial Intermediaries, including those listed in the Funds’ SAI, may be used for various purposes and take various forms, including but not limited to:
(1)
Payments for putting the Hartford mutual funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;
(2)
Payments for including the Hartford mutual funds within a group that receives special marketing focus or placing the Hartford Funds on a “preferred list”;
(3)
“Due diligence” payments for a Financial Intermediary’s examination of Hartford mutual funds and payments for providing extra employee training and information relating to Hartford Funds;
(4)
“Marketing support fees” for providing assistance in promoting the sale of Hartford mutual fund shares;
(5)
Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
(6)
Provision by a Financial Intermediary of sales-related data to the Investment Manager and/or its affiliates;
(7)
Provision of educational programs, including information and related support materials;
(8)
Provision of computer hardware and software; and
(9)
Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).
With respect to Class R6 and F shares, neither the Distributor nor any of its affiliates pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary. With respect to Class Y shares, neither the Distributor nor any affiliates of the Distributor will enter into any new arrangement after May 11, 2018 to make any asset-based or sales-based payment to any financial intermediary that is not directly related to account servicing, record keeping, 12b-1 fees, sub-transfer agency, administration or similar services. Although with respect to certain classes the Distributor and its affiliates do not pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary, in certain instances, the Distributor and/or its affiliates may make payments to Financial Intermediaries that are not based on assets or sales of any particular Fund or share class (e.g. flat fee payments for platform participation, conference sponsorship, data packages, etc.), or that are in connection with the maintenance of each Fund share class within the Financial Intermediary’s platform.
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As of January 1, 2021, the Investment Manager and/or its affiliates pay or have entered into ongoing contractual arrangements to pay Additional Payments to the Financial Intermediaries listed below: Advisor Group, Inc., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial, and Woodbury Financial Services); Ameriprise Financial Services, Inc.; BancWest Investment Services; Cadaret Grant & Co., Inc.; Cambridge Investment Research Inc.; CCO Investment Services Corp.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; CUSO Financial Services, L.P.; Edward D. Jones & Co.; Fidelity; Frost Brokerage Services, Inc.; GWFS Equities, Inc.; H.D. Vest Investment Services.; Hilliard Lyons; Huntington Investment Co.; Janney Montgomery Scott; JPMorgan Securities LLC; Lincoln Financial Advisors Group; LPL Financial Corp.; M&T Securities Inc.; Massachusetts Mutual Life Insurance Company; Merrill Lynch,; Mid Atlantic Capital Corporation; Morgan Stanley Smith Barney; National Financial Services; Newbridge Securities; NEXT Financial Group, Inc.; Northwestern Mutual Investment Services, LLC; Pershing LLC; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Robert W. Baird; Schroder Fund Advisors LLC; Stifel, Nicolaus & Company, Inc.; Summit Brokerage Services; UBS Financial Services Inc.; U.S. Bancorp Investments Inc.; Voya Financial; and Wells Fargo. The Investment Manager and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2020 of at least $500 in value for items such as sponsorship of meetings, education seminars and travel and entertainment, but may not have an ongoing contractual relationship with the Investment Manager or one of its affiliates, are listed in the SAI.
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Servicing Payments to Servicing Intermediaries. The Investment Manager, HASCO and/or their affiliates pay Servicing Payments to Servicing Intermediaries. The amount of the Servicing Payments is generally based on average net assets of the Hartford mutual funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford mutual funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2020, the Investment Manager, HASCO and/or their affiliates incurred approximately $3.9 million in total Servicing Payments and these Servicing Payments did not exceed $1.3 million for any one Servicing Intermediary.
As of January 1, 2021, the Investment Manager, HASCO and/or their affiliates pay or have entered into ongoing contractual arrangements to pay Servicing Payments to the following entities: ADP Broker Dealer, Inc.; Alight Solutions LLC; American United Life Insurance Company; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Co.; BenefitStreet, Inc.; Charles Schwab; Digital Retirement Solutions; Edward D. Jones & Co; Fidelity; Goldman Sachs & Co.; Great-West Financial Retirement Plan Services, LLC; GWFS Equities, Inc.; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; LPL Financial Corp.; Massachusetts Mutual Life Insurance Company; Merrill Lynch; Mid Atlantic Capital Corporation; Minnesota Life Insurance Company; Morgan Stanley Smith Barney; MSCS Financial Services, LLC; National Financial Services; Nationwide Financial Services, Inc.; Newport Group; NYLife Distributors, LLC.; Plan Administrators, Inc.; Pershing LLC; PNC Bank, N.A.; Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Reliance Trust Company; Standard Insurance Company; Standard Retirement Services, Inc.; Stifel Nicolaus & Company, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade Trust Company; The Retirement Plan Company, LLC; The Vanguard Group; Transamerica Retirement Solutions; Voya Financial; Wells Fargo; Wilmington Trust; and Xerox HR Solutions. The Investment Manager, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.
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Fund Distributions and Tax Matters
Dividends and Distributions
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income of each Fund are normally declared and paid as follows:
Fund	Declaration and payment frequency of net investment income
Balanced Income Fund	Quarterly
Balanced Retirement Fund*	Monthly
Global Real Asset Fund	Annually
Multi-Asset Income and Growth Fund*	Monthly
Checks and Balances Fund	Quarterly
Conservative Allocation Fund	Annually
Moderate Allocation Fund	Annually
Growth Allocation Fund	Annually
*
The amount of any distribution may vary, and there is no guarantee the Fund will pay income dividends in any given month. Different classes may distribute different dividend amounts.
Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Funds’ Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.
If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.
Taxability of Dividends
Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.
If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.
A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of such Fund’s securities lending activities, investment in derivatives or high portfolio turnover rate.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.
Some dividends paid in January may be taxable as if they had been paid the previous December.
Dividends and capital gains distributed by each Fund to tax-deferred retirement plan accounts are not taxable currently.
Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains. Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.
Taxability of Transactions
Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from a Fund.
As described above, a shareholder may be able to convert one class of shares for another class of shares of the same Fund. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct conversion transaction. If the conversion results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion.
Conversions of one class of shares for another class of shares of the same Fund within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.
Additional Information
A Fund may be required to withhold U.S. federal income tax (currently, at the rate of 24%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require each Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Each Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, each Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at hartfordfunds.com. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible to file an election with the IRS that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to this election (if made), a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.
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A Fund’s investments in Underlying Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.
Each Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.
Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
One of the requirements for favorable tax treatment as a regulated investment company under the Internal Revenue Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Internal Revenue Code. As such, the Global Real Asset Fund’s ability to use commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income.
However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Internal Revenue Code. The Global Real Asset Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Global Real Asset Fund has received a private letter ruling from the IRS which concludes that income derived from its Fund’s investment in the Subsidiary will also constitute qualifying income to the Fund, even if the Subsidiary itself owns commodity-linked swaps. However, the IRS has subsequently suspended the issuance of similar private letter rulings in 2011 and that suspension remains in effect. The IRS recently issued final regulations that would generally treat the Global Real Asset Fund’s income inclusion with respect to the Subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Global Real Asset Fund’s business of investing in stock, securities, or currencies. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations, court decisions and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.
Distributions from each Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.
This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
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Performance Notes
Prior to January 1, 2013, each Fund, except Balanced Retirement Fund, was managed by Hartford Investment Financial Services, LLC, an affiliate of the Investment Manager.
BALANCED RETIREMENT FUND
Effective July 10, 2019, the Fund changed its name, investment objective, principal investment strategy, and benchmarks. Performance prior to July 10, 2019, reflects the Fund’s performance while it pursued its prior investment objective and was managed in accordance with its prior investment strategy.
MULTI-ASSET INCOME AND GROWTH FUND
Effective May 1, 2019, the Fund changed its name, investment objective, principal investment strategy and benchmarks. Performance prior to May 1, 2019, reflects the Fund’s performance while it pursued its prior investment objective and was managed in accordance with its prior investment strategy.
CONSERVATIVE ALLOCATION FUND
Performance information prior to June 4, 2012 for the Conservative Allocation Fund includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”), using a modified investment strategy. Performance information from June 4, 2012 through November 30, 2015 includes performance of the Fund’s previous sub-adviser, Wellington Management, using a modified investment strategy.
MODERATE ALLOCATION FUND
Performance information prior to June 4, 2012 for the Moderate Allocation Fund includes performance of the Fund’s previous sub-adviser, HIMCO, using a modified investment strategy. Performance information from June 4, 2012 through November 30, 2015 includes performance of the Fund’s previous sub-adviser, Wellington Management, using a modified investment strategy.
GROWTH ALLOCATION FUND
Performance information prior to June 4, 2012 for the Growth Allocation Fund includes performance of the Fund’s previous sub-adviser, HIMCO, using a modified investment strategy. Performance information from June 4, 2012 through May 31, 2014 includes performance of the Fund’s previous sub-adviser, Wellington Management, using a modified investment strategy.
Indices:
The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
The Bloomberg Barclays Corporate Index is the Corporate component of the U.S. Credit Index within the Bloomberg Barclays U.S. Aggregate Bond Index. Effective August 24, 2021, “Barclays” will be removed from the index’s name.
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Effective August 24, 2021, “Barclays” will be removed from the index’s name.
The Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index is the 2% issuer cap component of the Bloomberg Barclays U.S. High Yield Index, which is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. Effective August 24, 2021, “Barclays” will be removed from the index’s name.
The Bloomberg Barclays U.S. TIPS 1-10 Year Index represents U.S. Treasury inflation-protected securities having a maturity of at least 1 year and less than 10 years. Effective August 24, 2021, “Barclays” will be removed from the index’s name.
The Bloomberg Commodity Index Total Return is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (“BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury bills.
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The JP Morgan Emerging Markets Bond Index Plus is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.
The MSCI ACWI (All Country World) Commodity Producers Index is designed to capture the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI Index, the parent index, which covers mid and large cap securities across developed market and emerging market countries.
The MSCI ACWI (All Country World) ex USA Index is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.
The MSCI ACWI (All Country World) Index is designed to capture large and mid cap representation across developed markets and emerging markets countries.
The MSCI ACWI (All Country World) Infrastructure Index is designed to capture the global opportunity set of companies that are owners or operators of infrastructure assets.
The MSCI World IMI Core Real Estate Index is designed to capture large, mid and small cap stocks across developed countries engaged in the ownership, development and management of specific core property type real estate.
The Russell 1000 Value Index is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
The Russell 3000 Index is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.
The S&P 500 Index is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.
ADDITIONAL INFORMATION REGARDING BLOOMBERG BARCLAYS INDICES Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
ADDITIONAL INFORMATION REGARDING BLENDED BENCHMARKS THAT INCLUDE AN MSCI INDEX: The blended returns are calculated by the Investment Manager and include, among other index provider data, end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
118

Prior Performance of the Sub-Adviser
The following tables present the past performance of a composite that consists of all fee paying accounts under discretionary management by Wellington Management in Wellington Management’s Multi-Asset Income strategy (“Composite”) that have investment objectives, policies and strategies substantially similar to those of the Multi-Asset Income and Growth Fund (references to the “Fund” in this section refer to the Multi-Asset Income and Growth Fund). The Composite currently consists of only the Fund. From the Composite’s inception until June 30, 2019, the Composite included an account that had investment objectives, policies and strategies substantially similar to those of the Fund. Gross performance presented below has been prepared by Wellington Management in accordance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. Returns reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. Because the gross performance data shown in the tables does not reflect the deduction of operating expenses paid by the Fund, the net performance data, which is shown below, may be more relevant to potential investors in the Fund in their analysis of the historical experience of Wellington Management in managing the Multi-Asset Income strategy, with investment objectives, policies and strategies substantially similar to those of the Fund. To calculate the performance of the Composite net of Class A expenses and the maximum Class A sales charge, the total annual fund operating expenses and the maximum sales charge payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the Composite net of Class A expenses but excluding Class A sales charges, only the total annual fund operating expenses payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. In addition to differences in fund fees and expenses, returns of the Fund may be different from the returns of the Composite for a number of reasons, including, but not limited to, differences in the timing of purchases and sales, the timing during relevant periods of cash flows into the portfolios and deviations in portfolio execution.
As of December 31, 2020, the only account included in the Composite was subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act and Subchapter M of the Internal Revenue Code. The historical performance of the Composite is not that of the Fund, is not a substitute for the Fund’s performance and is not necessarily indicative of the Fund’s future results. The Fund’s actual performance may differ significantly from the past performance of the Composite. Some of the personnel who managed the account in the Composite, and who therefore generated, or contributed to, the historical performance shown differ from the personnel managing the Fund. While the account(s) in the Composite during relevant periods experienced inflows and outflows of cash, there can be no assurance that the continuous offering of the Fund’s shares and its obligation to redeem its shares will not adversely affect the performance of the Fund.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2020
	1 Year	5 Years	Since Inception (5/31/2014)
Composite (Net of Class A expenses and maximum Class A sales charge)*,**	0.21%	5.69%	3.28%
Composite (Net of Class A expenses but excluding Class A sales charges)*	6.05%	6.90%	4.17%
Composite (Gross)*	7.14%	8.00%	5.25%
55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index*, ***	13.10%	9.49%	8.09%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)*	7.51%	4.44%	3.75%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)*	18.40%	15.22%	12.95%
*
This is not the performance of the Fund. The inception date of the Composite is May 31, 2014.
**
Reflects the maximum front-end sales charge applicable to Class A shares of the Fund, which is 5.50% (as a percentage of offering price).
***
The 55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index is calculated by Hartford Funds Management Company, LLC. Please see “Performance Notes - Indices” above for a description of the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index.
119

TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31
	2014*	2015	2016	2017	2018	2019	2020
Composite (Net of Class A expenses and maximum Class A sales charge)**, ***	-7.48%	-9.48%	1.66%	3.69%	-8.01%	8.25%	0.21%
Composite (Net of Class A expenses but excluding Class A sales charges)**	-2.10%	-4.22%	7.58%	9.72%	-2.65%	14.55%	6.05%
Composite (Gross)**	-1.51%	-3.23%	8.69%	10.85%	-1.65%	15.73%	7.14%
55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index**, ****	4.83%	1.17%	6.91%	11.46%	-1.68%	18.75%	13.10%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)**	2.02%	0.55%	2.65%	3.54%	0.01%	8.72%	7.51%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)**	8.31%	1.38%	11.96%	21.83%	-4.38%	31.49%	18.40%
*
Returns reflect since inception of the Composite, which is May 31, 2014.
**
This is not the performance of the Fund.
***
Reflects the maximum front-end sales charge applicable to Class A shares of the Fund, which is 5.50% (as a percentage of offering price).
****The 55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index is calculated by Hartford Funds Management Company, LLC. Please see “Performance Notes - Indices” above for a description of the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index.
Past performance does not guarantee future results. Performance for the periods subsequent to those periods reflected herein may be lower.
120

Financial Highlights
The financial highlights table for each Fund is intended to help you understand each Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table for each Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2020 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements and financial highlights, is included in the annual report to shareholders, which is available upon request. The information for the fiscal years prior to October 31, 2020 were audited by another independent registered public accounting firm. Footnotes are located on the last page of these financial highlights.
Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Balanced Income Fund
For the Year Ended October 31, 2020
A	$ 14.76	$ 0.35	$ (0.10)	$ 0.25	$ (0.35)	$ (0.13)	$ —	$ (0.48)	$ 14.53	1.75%	$ 3,747,275	0.89%	0.89%	2.44%	63%
C	14.53	0.24	(0.11)	0.13	(0.24)	(0.13)	—	(0.37)	14.29	0.92	2,994,151	1.64	1.64	1.70	63
I	14.77	0.39	(0.12)	0.27	(0.38)	(0.13)	—	(0.51)	14.53	1.94	3,960,448	0.63	0.63	2.69	63
R3	14.82	0.31	(0.12)	0.19	(0.29)	(0.13)	—	(0.42)	14.59	1.36	154,953	1.24	1.24	2.10	63
R4	14.83	0.35	(0.12)	0.23	(0.34)	(0.13)	—	(0.47)	14.59	1.60	88,942	0.95	0.95	2.38	63
R5	14.85	0.39	(0.12)	0.27	(0.38)	(0.13)	—	(0.51)	14.61	1.90	42,220	0.66	0.66	2.67	63
R6	14.93	0.40	(0.11)	0.29	(0.39)	(0.13)	—	(0.52)	14.70	2.06	240,876	0.56	0.56	2.74	63
Y	14.93	0.39	(0.11)	0.28	(0.38)	(0.13)	—	(0.51)	14.70	1.96	154,356	0.67	0.66	2.67	63
F	14.77	0.40	(0.10)	0.30	(0.40)	(0.13)	—	(0.53)	14.54	2.08	2,131,158	0.56	0.56	2.76	63
For the Year Ended October 31, 2019
A	$ 13.86	$ 0.38	$ 1.43	$ 1.81	$ (0.38)	$ (0.53)	$ —	$ (0.91)	$ 14.76	13.88%	$ 3,517,691	0.90%	0.90%	2.73%	54%
C	13.65	0.28	1.41	1.69	(0.28)	(0.53)	—	(0.81)	14.53	13.08	3,365,430	1.65	1.65	1.99	54
I	13.86	0.42	1.44	1.86	(0.42)	(0.53)	—	(0.95)	14.77	14.24	3,670,729	0.65	0.65	2.98	54
R3	13.90	0.34	1.44	1.78	(0.33)	(0.53)	—	(0.86)	14.82	13.54	190,851	1.26	1.26	2.38	54
R4	13.91	0.38	1.44	1.82	(0.37)	(0.53)	—	(0.90)	14.83	13.88	103,304	0.97	0.97	2.68	54
R5	13.93	0.42	1.45	1.87	(0.42)	(0.53)	—	(0.95)	14.85	14.14	43,770	0.67	0.67	2.99	54
R6	14.01	0.43	1.45	1.88	(0.43)	(0.53)	—	(0.96)	14.93	14.24	192,279	0.58	0.58	3.01	54
Y	14.01	0.43	1.44	1.87	(0.42)	(0.53)	—	(0.95)	14.93	14.16	150,620	0.66	0.65	3.00	54
F	13.87	0.43	1.43	1.86	(0.43)	(0.53)	—	(0.96)	14.77	14.24	1,815,178	0.57	0.57	3.06	54
For the Year Ended October 31, 2018
A	$ 14.80	$ 0.38	$ (0.53)	$ (0.15)	$ (0.36)	$ (0.43)	$ —	$ (0.79)	$ 13.86	(1.14)%	$ 3,127,224	0.91%	0.91%	2.64%	48%
C	14.59	0.27	(0.52)	(0.25)	(0.26)	(0.43)	—	(0.69)	13.65	(1.90)	3,350,560	1.66	1.66	1.89	48
I	14.80	0.42	(0.53)	(0.11)	(0.40)	(0.43)	—	(0.83)	13.86	(0.89)	3,092,500	0.65	0.65	2.89	48
R3	14.84	0.33	(0.53)	(0.20)	(0.31)	(0.43)	—	(0.74)	13.90	(1.49)	196,578	1.28	1.27	2.28	48
R4	14.85	0.37	(0.53)	(0.16)	(0.35)	(0.43)	—	(0.78)	13.91	(1.19)	121,239	0.98	0.97	2.57	48
R5	14.87	0.41	(0.53)	(0.12)	(0.39)	(0.43)	—	(0.82)	13.93	(0.91)	52,640	0.68	0.68	2.86	48
R6	14.94	0.43	(0.52)	(0.09)	(0.41)	(0.43)	—	(0.84)	14.01	(0.74)	87,445	0.58	0.58	2.95	48
Y	14.94	0.42	(0.52)	(0.10)	(0.40)	(0.43)	—	(0.83)	14.01	(0.79)	146,051	0.63	0.63	2.92	48
F	14.80	0.43	(0.52)	(0.09)	(0.41)	(0.43)	—	(0.84)	13.87	(0.75)	1,445,583	0.58	0.58	2.96	48
121

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2017
A	$ 13.80	$ 0.37	$ 1.14	$ 1.51	$ (0.36)	$ (0.15)	$ —	$ (0.51)	$ 14.80	11.16%	$ 3,297,181	0.92%	0.92%	2.63%	39%
C	13.61	0.26	1.12	1.38	(0.25)	(0.15)	—	(0.40)	14.59	10.37	3,657,126	1.66	1.66	1.89	39
I	13.80	0.41	1.13	1.54	(0.39)	(0.15)	—	(0.54)	14.80	11.41	3,351,891	0.69	0.69	2.86	39
R3	13.84	0.33	1.13	1.46	(0.31)	(0.15)	—	(0.46)	14.84	10.79	222,526	1.30	1.24	2.30	39
R4	13.85	0.37	1.13	1.50	(0.35)	(0.15)	—	(0.50)	14.85	11.10	109,315	1.00	0.94	2.61	39
R5	13.86	0.41	1.14	1.55	(0.39)	(0.15)	—	(0.54)	14.87	11.44	45,300	0.70	0.69	2.85	39
R6	13.93	0.42	1.14	1.56	(0.40)	(0.15)	—	(0.55)	14.94	11.48	31,234	0.60	0.60	2.89	39
Y	13.93	0.42	1.14	1.56	(0.40)	(0.15)	—	(0.55)	14.94	11.46	124,655	0.62	0.62	2.91	39
F(5)	14.20	0.24	0.66	0.90	(0.30)	—	—	(0.30)	14.80	(6)6.41	1,126,948	(7)0.60	(7)0.60	(7)2.47	39
For the Year Ended October 31, 2016
A	$ 13.41	$ 0.37	$ 0.57	$ 0.94	$ (0.33)	$ (0.22)	$ —	$ (0.55)	$ 13.80	7.29%	$ 3,076,342	0.96%	(8)0.96%	2.73%	36%
B	13.37	0.37	0.57	0.94	(0.32)	(0.22)	—	(0.54)	13.77	7.30	6,529	1.08	(8)1.00	2.74	36
C	13.24	0.26	0.57	0.83	(0.24)	(0.22)	—	(0.46)	13.61	6.48	3,171,408	1.69	(8)1.69	1.99	36
I	13.41	0.40	0.58	0.98	(0.37)	(0.22)	—	(0.59)	13.80	7.57	2,290,723	0.70	(8)0.70	2.95	36
R3	13.45	0.33	0.58	0.91	(0.30)	(0.22)	—	(0.52)	13.84	6.98	174,319	1.32	(8)1.25	2.43	36
R4	13.45	0.37	0.59	0.96	(0.34)	(0.22)	—	(0.56)	13.85	7.36	106,451	1.02	(8)0.95	2.71	36
R5	13.47	0.40	0.58	0.98	(0.37)	(0.22)	—	(0.59)	13.86	7.53	31,698	0.72	(8)0.70	2.97	36
R6	13.53	0.41	0.59	1.00	(0.38)	(0.22)	—	(0.60)	13.93	7.65	9,636	0.62	(8)0.62	3.04	36
Y	13.53	0.41	0.59	1.00	(0.38)	(0.22)	—	(0.60)	13.93	7.65	86,177	0.62	(8)0.62	3.00	36
Hartford AARP Balanced Retirement Fund
For the Year Ended October 31, 2020
A	$ 9.20	$ 0.15	$ (0.15)	$ (18)0.00	$ (0.19)	$ —	$ —	$ (0.19)	$ 9.01	(0.05)%	$ 70,601	1.01%	0.77%	1.70%	(19)104%
C	9.21	0.09	(0.16)	(0.07)	(0.11)	—	—	(0.11)	9.03	(0.80)	23,512	1.75	1.51	0.99	(19)104
I	9.20	0.19	(0.18)	0.01	(0.22)	—	—	(0.22)	8.99	0.09	12,661	0.69	0.46	2.07	(19)104
R3	9.21	0.13	(0.18)	(0.05)	(0.15)	—	—	(0.15)	9.01	(0.54)	785	1.33	1.08	1.39	(19)104
R4	9.16	0.15	(0.16)	(0.01)	(0.18)	—	—	(0.18)	8.97	(0.09)	386	1.03	0.78	1.66	(19)104
R5	9.17	0.18	(0.17)	0.01	(0.21)	—	—	(0.21)	8.97	0.10	605	0.73	0.47	2.01	(19)104
R6	9.19	0.19	(0.16)	0.03	(0.23)	—	—	(0.23)	8.99	0.27	11	0.61	0.37	2.10	(19)104
Y	9.14	0.18	(0.16)	0.02	(0.21)	—	—	(0.21)	8.95	0.18	2,030	0.71	0.47	2.04	(19)104
F	9.13	0.20	(0.17)	0.03	(0.23)	—	—	(0.23)	8.93	0.30	206	0.61	0.37	2.23	(19)104
For the Year Ended October 31, 2019
A	$ 9.08	$ 0.27	$ 0.40	$ 0.67	$ (0.55)	$ —	$ —	$ (0.55)	$ 9.20	7.95%	$ 83,998	1.06%	0.71%	3.00%	207%
C	9.08	0.23	0.38	0.61	(0.48)	—	—	(0.48)	9.21	7.14	39,757	1.85	1.45	2.57	207
I	9.07	0.36	0.34	0.70	(0.57)	—	—	(0.57)	9.20	8.16	26,433	0.86	0.61	3.99	207
R3	9.08	0.36	0.35	0.71	(0.58)	—	—	(0.58)	9.21	8.24	1,279	1.31	0.55	4.02	207
R4	9.08	0.38	0.33	0.71	(0.63)	—	—	(0.63)	9.16	8.35	349	1.05	0.54	4.16	207
R5	9.07	0.36	0.34	0.70	(0.60)	—	—	(0.60)	9.17	8.28	806	0.79	0.54	3.93	207
R6(9)	8.93	0.21	0.27	0.48	(0.22)	—	—	(0.22)	9.19	5.42	11	0.75	0.48	3.43	207
Y	9.07	0.38	0.31	0.69	(0.62)	—	—	(0.62)	9.14	8.21	3,746	0.79	0.53	4.17	207
F	9.07	0.26	0.44	0.70	(0.64)	—	—	(0.64)	9.13	8.27	1,889	0.73	0.44	3.02	207
For the Year Ended October 31, 2018
A	$ 9.46	$ 0.41	$ (0.28)	$ 0.13	$ (0.51)	$ —	$ —	$ (0.51)	$ 9.08	1.26%	$ 13,324	1.20%	0.78%	4.35%	61%
C	9.47	0.35	(0.29)	0.06	(0.45)	—	—	(0.45)	9.08	0.55	11,686	1.98	1.47	3.71	61
I	9.46	0.42	(0.28)	0.14	(0.53)	—	—	(0.53)	9.07	1.40	20,780	0.98	0.68	4.51	61
R3	9.47	0.40	(0.28)	0.12	(0.51)	—	—	(0.51)	9.08	1.21	2,225	1.61	0.84	4.28	61
R4	9.46	0.41	(0.28)	0.13	(0.51)	—	—	(0.51)	9.08	1.27	2,241	1.31	0.78	4.34	61
R5	9.46	0.41	(0.28)	0.13	(0.52)	—	—	(0.52)	9.07	1.27	2,256	1.01	0.72	4.40	61
Y	9.46	0.42	(0.28)	0.14	(0.53)	—	—	(0.53)	9.07	1.37	26,398	0.89	0.61	4.51	61
F	9.46	0.42	(0.27)	0.15	(0.54)	—	—	(0.54)	9.07	1.39	391	0.89	0.61	4.50	61
122

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2017
A	$ 9.04	$ 0.39	$ 0.41	$ 0.80	$ (0.38)	$ —	$ —	$ (0.38)	$ 9.46	9.06%	$ 11,877	1.26%	0.95%	4.26%	85%
C	9.04	0.34	0.41	0.75	(0.32)	—	—	(0.32)	9.47	8.42	6,972	2.05	1.58	3.65	85
I	9.04	0.41	0.41	0.82	(0.40)	—	—	(0.40)	9.46	9.22	13,310	1.07	0.83	4.40	85
R3	9.04	0.38	0.41	0.79	(0.36)	—	—	(0.36)	9.47	8.95	2,197	1.68	1.12	4.11	85
R4	9.04	0.39	0.41	0.80	(0.38)	—	—	(0.38)	9.46	9.00	2,211	1.38	1.00	4.22	85
R5	9.04	0.40	0.41	0.81	(0.39)	—	—	(0.39)	9.46	9.18	2,225	1.08	0.87	4.36	85
Y	9.04	0.40	0.42	0.82	(0.40)	—	—	(0.40)	9.46	9.29	25,587	0.98	0.79	4.40	85
F(5)	9.21	0.28	0.24	0.52	(0.27)	—	—	(0.27)	9.46	(6)5.72	419	(7)0.97	(7)0.66	(7)4.48	85
For the Year Ended October 31, 2016
A	$ 9.14	$ 0.43	$ (0.06)	$ 0.37	$ (0.38)	$ —	$ (0.09)	$ (0.47)	$ 9.04	4.31%	$ 13,352	1.37%	(10)1.13%	4.88%	80%
C	9.14	0.36	(0.06)	0.30	(0.32)	—	(0.08)	(0.40)	9.04	3.49	4,659	2.07	(10)1.88	4.06	80
I	9.14	0.44	(0.05)	0.39	(0.40)	—	(0.09)	(0.49)	9.04	4.46	12,530	1.10	(10)0.87	4.91	80
R3	9.14	0.40	(0.06)	0.34	(0.36)	—	(0.08)	(0.44)	9.04	3.87	2,018	1.72	(10)1.43	4.51	80
R4	9.14	0.43	(0.04)	0.37	(0.38)	—	(0.09)	(0.47)	9.04	4.19	2,028	1.42	(10)1.13	4.81	80
R5	9.14	0.44	(0.05)	0.39	(0.40)	—	(0.09)	(0.49)	9.04	4.40	2,038	1.12	(10)0.94	5.00	80
Y	9.15	0.45	(0.06)	0.39	(0.41)	—	(0.09)	(0.50)	9.04	4.55	35,383	1.02	(10)0.84	5.06	80
The Hartford Checks and Balances Fund
For the Year Ended October 31, 2020
A	$ 9.64	$ 0.14	$ 0.32	$ 0.46	$ (0.22)	$ (0.46)	$ —	$ (0.68)	$ 9.42	4.98%	$ 1,258,232	0.39%	0.39%	1.53%	14%
C	9.57	0.07	0.33	0.40	(0.15)	(0.46)	—	(0.61)	9.36	4.27	127,228	1.17	1.17	0.77	14
I	9.66	0.16	0.32	0.48	(0.24)	(0.46)	—	(0.70)	9.44	5.25	64,175	0.13	0.13	1.76	14
R3	9.60	0.11	0.32	0.43	(0.19)	(0.46)	—	(0.65)	9.38	4.62	12,010	0.75	0.75	1.22	14
R4	9.61	0.15	0.31	0.46	(0.22)	(0.46)	—	(0.68)	9.39	4.94	3,093	0.43	0.43	1.65	14
R5	9.50	0.16	0.32	0.48	(0.24)	(0.46)	—	(0.70)	9.28	5.31	369	0.16	0.16	1.71	14
F	9.66	0.16	0.32	0.48	(0.25)	(0.46)	—	(0.71)	9.43	5.23	2,083	0.05	0.05	1.77	14
For the Year Ended October 31, 2019
A	$ 9.36	$ 0.15	$ 1.01	$ 1.16	$ (0.32)	$ (0.56)	$ —	$ (0.88)	$ 9.64	13.95%	$ 1,311,955	0.39%	0.39%	1.63%	28%
C	9.29	0.08	1.00	1.08	(0.24)	(0.56)	—	(0.80)	9.57	13.06	166,663	1.16	1.16	0.85	28
I	9.37	0.17	1.03	1.20	(0.35)	(0.56)	—	(0.91)	9.66	14.36	66,574	0.13	0.13	1.89	28
R3	9.32	0.12	1.01	1.13	(0.29)	(0.56)	—	(0.85)	9.60	13.57	15,733	0.75	0.74	1.27	28
R4	9.33	0.15	1.01	1.16	(0.32)	(0.56)	—	(0.88)	9.61	13.92	5,847	0.43	0.43	1.58	28
R5	9.37	0.12	1.04	1.16	(0.47)	(0.56)	—	(1.03)	9.50	13.91	336	0.16	0.16	1.29	28
F	9.37	0.20	1.01	1.21	(0.36)	(0.56)	—	(0.92)	9.66	14.47	6,470	0.04	0.04	2.07	28
For the Year Ended October 31, 2018
A	$ 10.45	$ 0.18	$ 0.05	$ 0.23	$ (0.37)	$ (0.95)	$ —	$ (1.32)	$ 9.36	2.17%	$ 1,246,869	0.38%	0.38%	1.87%	28%
C	10.38	0.11	0.05	0.16	(0.30)	(0.95)	—	(1.25)	9.29	1.39	195,591	1.15	1.15	1.12	28
I	10.47	0.20	0.05	0.25	(0.40)	(0.95)	—	(1.35)	9.37	2.33	62,762	0.13	0.13	2.10	28
R3	10.41	0.15	0.05	0.20	(0.34)	(0.95)	—	(1.29)	9.32	1.80	16,209	0.76	0.75	1.51	28
R4	10.42	0.17	0.06	0.23	(0.37)	(0.95)	—	(1.32)	9.33	2.10	5,162	0.47	0.47	1.77	28
R5	10.47	0.21	0.03	0.24	(0.39)	(0.95)	—	(1.34)	9.37	2.29	478	0.16	0.16	2.18	28
F	10.46	0.19	0.08	0.27	(0.41)	(0.95)	—	(1.36)	9.37	2.51	417	0.04	0.04	1.96	28
For the Year Ended October 31, 2017
A	$ 9.85	$ 0.14	$ 1.28	$ 1.42	$ (0.13)	$ (0.69)	$ —	$ (0.82)	$ 10.45	15.27%	$ 1,326,959	0.38%	0.38%	1.44%	3%
C	9.78	0.07	1.27	1.34	(0.05)	(0.69)	—	(0.74)	10.38	14.46	303,378	1.13	1.13	0.70	3
I	9.86	0.16	1.29	1.45	(0.15)	(0.69)	—	(0.84)	10.47	15.63	58,494	0.16	0.16	1.63	3
R3	9.81	0.10	1.28	1.38	(0.09)	(0.69)	—	(0.78)	10.41	14.89	18,645	0.75	0.75	1.04	3
R4	9.82	0.13	1.28	1.41	(0.12)	(0.69)	—	(0.81)	10.42	15.24	5,372	0.45	0.45	1.35	3
R5	9.86	0.20	1.25	1.45	(0.15)	(0.69)	—	(0.84)	10.47	15.66	2,082	0.14	0.14	1.99	3
F(5)	9.86	0.11	0.60	0.71	(0.11)	—	—	(0.11)	10.46	(6)7.27	1,441	(7)0.04	(7)0.04	(7)1.57	3
123

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$ 10.81	$ 0.14	$ 0.11	$ 0.25	$ (0.19)	$ (1.02)	$ —	$ (1.21)	$ 9.85	2.78%	$ 1,386,748	0.41%	0.41%	1.46%	8%
B	10.76	0.07	0.09	0.16	(0.09)	(1.02)	—	(1.11)	9.81	1.93	32,027	1.21	1.21	0.72	8
C	10.75	0.07	0.09	0.16	(0.11)	(1.02)	—	(1.13)	9.78	1.94	321,436	1.16	1.16	0.71	8
I	10.83	0.17	0.09	0.26	(0.21)	(1.02)	—	(1.23)	9.86	2.97	39,557	0.19	0.19	1.69	8
R3	10.78	0.10	0.10	0.20	(0.15)	(1.02)	—	(1.17)	9.81	2.35	14,554	0.77	0.77	1.05	8
R4	10.79	0.13	0.10	0.23	(0.18)	(1.02)	—	(1.20)	9.82	2.64	4,457	0.47	0.47	1.38	8
R5	10.82	0.16	0.11	0.27	(0.21)	(1.02)	—	(1.23)	9.86	3.04	4,893	0.16	0.16	1.69	8
The Hartford Conservative Allocation Fund
For the Year Ended October 31, 2020
A	$ 10.83	$ 0.17	$ 0.26	$ 0.43	$ (0.27)	$ —	$ —	$ (0.27)	$ 10.99	4.04%	$ 110,425	0.59%	0.59%	1.55%	45%
C	10.71	0.09	0.26	0.35	(0.16)	—	—	(0.16)	10.90	3.25	11,131	1.38	1.38	0.83	45
I	10.85	0.18	0.28	0.46	(0.30)	—	—	(0.30)	11.01	4.28	1,862	0.36	0.36	1.66	45
R3	10.83	0.13	0.26	0.39	(0.22)	—	—	(0.22)	11.00	3.61	2,742	0.95	0.94	1.25	45
R4	10.84	0.19	0.23	0.42	(0.26)	—	—	(0.26)	11.00	3.95	1,108	0.65	0.64	1.75	45
R5	10.88	0.21	0.25	0.46	(0.30)	—	—	(0.30)	11.04	4.27	1,477	0.35	0.34	1.91	45
F	10.86	0.20	0.28	0.48	(0.31)	—	—	(0.31)	11.03	4.47	12	0.23	0.23	1.89	45
For the Year Ended October 31, 2019
A	$ 10.23	$ 0.31	$ 0.60	$ 0.91	$ (0.31)	$ —	$ —	$ (0.31)	$ 10.83	9.28%	$ 105,569	0.60%	0.59%	3.02%	38%
C	10.05	0.22	0.62	0.84	(0.18)	—	—	(0.18)	10.71	8.41	14,947	1.36	1.36	2.15	38
I	10.25	0.38	0.55	0.93	(0.33)	—	—	(0.33)	10.85	9.49	1,253	0.34	0.34	3.63	38
R3	10.21	0.29	0.59	0.88	(0.26)	—	—	(0.26)	10.83	8.89	3,481	0.95	0.93	2.81	38
R4	10.24	0.32	0.59	0.91	(0.31)	—	—	(0.31)	10.84	9.22	2,094	0.65	0.63	3.06	38
R5	10.28	0.34	0.60	0.94	(0.34)	—	—	(0.34)	10.88	9.56	2,013	0.35	0.33	3.28	38
F	10.26	0.31	0.64	0.95	(0.35)	—	—	(0.35)	10.86	9.62	12	0.24	0.24	2.98	38
For the Year Ended October 31, 2018
A	$ 10.60	$ 0.31	$ (0.37)	$ (0.06)	$ (0.31)	$ —	$ —	$ (0.31)	$ 10.23	(0.59)%	$ 84,379	0.61%	0.60%	2.91%	32%
C	10.41	0.21	(0.35)	(0.14)	(0.22)	—	—	(0.22)	10.05	(1.38)	17,552	1.37	1.36	2.04	32
I	10.63	0.35	(0.38)	(0.03)	(0.35)	—	—	(0.35)	10.25	(0.39)	1,217	0.38	0.36	3.38	32
R3	10.57	0.29	(0.37)	(0.08)	(0.28)	—	—	(0.28)	10.21	(0.80)	4,327	0.96	0.86	2.80	32
R4	10.61	0.31	(0.36)	(0.05)	(0.32)	—	—	(0.32)	10.24	(0.51)	2,461	0.66	0.56	3.00	32
R5	10.66	0.33	(0.36)	(0.03)	(0.35)	—	—	(0.35)	10.28	(0.32)	1,845	0.36	0.26	3.13	32
F	10.63	0.34	(0.36)	(0.02)	(0.35)	—	—	(0.35)	10.26	(0.23)	11	0.24	0.24	3.19	32
For the Year Ended October 31, 2017
A	$ 9.81	$ 0.13	$ 0.79	$ 0.92	$ (0.13)	$ —	$ —	$ (0.13)	$ 10.60	9.51%	$ 86,987	0.58%	0.55%	1.24%	(11)17%
C	9.62	0.05	0.79	0.84	(0.05)	—	—	(0.05)	10.41	8.80	26,424	1.33	1.30	0.49	17
I	9.83	0.15	0.81	0.96	(0.16)	—	—	(0.16)	10.63	9.92	1,835	0.29	0.27	1.47	17
R3	9.79	0.10	0.79	0.89	(0.11)	—	—	(0.11)	10.57	9.21	7,135	0.94	0.80	1.02	17
R4	9.82	0.13	0.80	0.93	(0.14)	—	—	(0.14)	10.61	9.57	2,693	0.64	0.50	1.25	17
R5	9.86	0.16	0.81	0.97	(0.17)	—	—	(0.17)	10.66	9.99	2,251	0.34	0.20	1.58	17
F(5)	10.03	0.08	0.52	0.60	—	—	—	—	10.63	(6)5.98	11	(7)0.23	(7)0.20	(7)1.22	17
For the Year Ended October 31, 2016
A	$ 9.85	$ 0.09	$ 0.02	$ 0.11	$ (0.03)	$ (0.12)	$ —	$ (0.15)	$ 9.81	1.26%	$ 95,802	0.60%	0.54%	0.90%	80%
B	9.73	0.02	0.02	0.04	(0.02)	(0.12)	—	(0.14)	9.63	0.44	1,416	1.49	1.29	0.16	80
C	9.73	0.01	0.01	0.02	(0.01)	(0.12)	—	(0.13)	9.62	0.34	31,115	1.34	1.29	0.15	80
I	9.86	0.11	0.02	0.13	(0.04)	(0.12)	—	(0.16)	9.83	1.45	1,087	0.32	0.27	1.18	80
R3	9.85	0.06	0.03	0.09	(0.03)	(0.12)	—	(0.15)	9.79	0.99	8,561	0.94	0.79	0.64	80
R4	9.86	0.09	0.03	0.12	(0.04)	(0.12)	—	(0.16)	9.82	1.28	2,340	0.64	0.49	0.94	80
R5	9.88	0.12	0.02	0.14	(0.04)	(0.12)	—	(0.16)	9.86	1.56	2,231	0.34	0.19	1.25	80
124

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Global Real Asset Fund (consolidated)
For the Year Ended October 31, 2020
A	$ 8.84	$ 0.13	$ (0.97)	$ (0.84)	$ (0.24)	$ —	$ —	$ (0.24)	$ 7.76	(9.85)%	$ 11,732	1.54%	1.25%	1.58%	(20)316%
C	8.64	0.07	(0.95)	(0.88)	(0.16)	—	—	(0.16)	7.60	(10.44)	1,732	2.32	2.00	0.84	(20)316
I	8.83	0.16	(0.96)	(0.80)	(0.27)	—	—	(0.27)	7.76	(9.50)	13,318	1.15	0.98	1.92	(20)316
R3	8.88	0.11	(0.97)	(0.86)	(0.22)	—	—	(0.22)	7.80	(10.03)	82	1.79	1.50	1.31	(20)316
R4	8.86	0.14	(0.98)	(0.84)	(0.23)	—	—	(0.23)	7.79	(9.82)	22	1.48	1.20	1.70	(20)316
R5	8.78	0.14	(0.95)	(0.81)	(0.26)	—	—	(0.26)	7.71	(9.59)	115	1.19	0.95	1.85	(20)316
Y	8.84	0.16	(0.96)	(0.80)	(0.28)	—	—	(0.28)	7.76	(9.48)	46,915	1.14	0.90	1.95	(20)316
F	8.83	0.16	(0.95)	(0.79)	(0.28)	—	—	(0.28)	7.76	(9.43)	72,321	1.07	0.90	1.99	(20)316
For the Year Ended October 31, 2019
A	$ 9.00	$ 0.20	$ (0.19)	$ 0.01	$ (0.17)	$ —	$ —	$ (0.17)	$ 8.84	0.27%	$ 14,360	1.51%	1.25%	2.32%	201%
C	8.78	0.13	(0.18)	(0.05)	(0.09)	—	—	(0.09)	8.64	(0.49)	3,038	2.29	2.00	1.53	201
I	9.00	0.23	(0.20)	0.03	(0.20)	—	—	(0.20)	8.83	0.47	38,226	1.16	0.99	2.63	201
R3	9.04	0.18	(0.19)	(0.01)	(0.15)	—	—	(0.15)	8.88	0.02	70	1.80	1.50	2.01	201
R4	9.02	0.20	(0.19)	0.01	(0.17)	—	—	(0.17)	8.86	0.27	59	1.49	1.20	2.29	201
R5	9.01	0.23	(0.20)	0.03	(0.26)	—	—	(0.26)	8.78	0.54	39	1.19	0.95	2.59	201
Y	9.00	0.24	(0.19)	0.05	(0.21)	—	—	(0.21)	8.84	0.67	96,453	1.14	0.90	2.68	201
F	9.00	0.24	(0.20)	0.04	(0.21)	—	—	(0.21)	8.83	0.55	110,993	1.08	0.90	2.67	201
For the Year Ended October 31, 2018
A	$ 9.38	$ 0.14	$ (0.22)	$ (0.08)	$ (0.30)	$ —	$ —	$ (0.30)	$ 9.00	(0.97)%	$ 17,794	1.55%	1.25%	1.48%	111%
C	9.15	0.07	(0.23)	(0.16)	(0.21)	—	—	(0.21)	8.78	(1.71)	4,622	2.31	2.00	0.73	111
I	9.38	0.17	(0.22)	(0.05)	(0.33)	—	—	(0.33)	9.00	(0.68)	35,607	1.17	0.95	1.77	111
R3	9.40	0.12	(0.23)	(0.11)	(0.25)	—	—	(0.25)	9.04	(1.26)	103	1.83	1.50	1.23	111
R4	9.39	0.15	(0.21)	(0.06)	(0.31)	—	—	(0.31)	9.02	(0.82)	207	1.53	1.20	1.59	111
R5	9.39	0.17	(0.22)	(0.05)	(0.33)	—	—	(0.33)	9.01	(0.68)	10	1.22	0.95	1.82	111
Y	9.39	0.17	(0.22)	(0.05)	(0.34)	—	—	(0.34)	9.00	(0.67)	128,897	1.16	0.90	1.83	111
F	9.38	0.17	(0.22)	(0.05)	(0.33)	—	—	(0.33)	9.00	(0.64)	111,062	1.11	0.90	1.82	111
For the Year Ended October 31, 2017
A	$ 8.67	$ 0.11	$ 0.64	$ 0.75	$ (0.04)	$ —	$ —	$ (0.04)	$ 9.38	8.65%	$ 16,990	1.55%	1.25%	1.20%	103%
C	8.48	0.04	0.63	0.67	—	—	—	—	9.15	7.90	7,138	2.25	2.00	0.44	103
I	8.67	0.13	0.64	0.77	(0.06)	—	—	(0.06)	9.38	8.93	29,092	1.16	0.99	1.46	103
R3	8.69	0.08	0.65	0.73	(0.02)	—	—	(0.02)	9.40	8.43	151	1.92	1.50	0.94	103
R4	8.67	0.11	0.64	0.75	(0.03)	—	—	(0.03)	9.39	8.71	433	1.49	1.20	1.24	103
R5	8.68	0.14	0.64	0.78	(0.07)	—	—	(0.07)	9.39	9.00	67	1.17	0.95	1.53	103
Y	8.68	0.13	0.65	0.78	(0.07)	—	—	(0.07)	9.39	9.01	123,742	1.09	0.90	1.46	103
F(5)	8.93	0.11	0.34	0.45	—	—	—	—	9.38	(6)5.04	112,016	(7)1.08	(7)0.90	(7)1.79	103
For the Year Ended October 31, 2016
A	$ 8.15	$ 0.09	$ 0.49	$ 0.58	$ (0.06)	$ —	$ —	$ (0.06)	$ 8.67	7.27%	$ 20,262	1.61%	(12)1.26%	1.09%	115%
C	7.97	0.03	0.48	0.51	—	—	—	—	8.48	6.40	8,702	2.30	(12)2.01	0.33	115
I	8.16	0.11	0.49	0.60	(0.09)	—	—	(0.09)	8.67	7.51	24,931	1.18	(12)0.99	1.35	115
R3	8.17	0.07	0.49	0.56	(0.04)	—	—	(0.04)	8.69	6.86	126	1.95	(12)1.49	0.81	115
R4	8.17	0.08	0.50	0.58	(0.08)	—	—	(0.08)	8.67	7.17	511	1.50	(12)1.21	1.05	115
R5	8.17	0.10	0.50	0.60	(0.09)	—	—	(0.09)	8.68	7.56	49	1.24	(12)0.96	1.27	115
Y	8.17	0.11	0.50	0.61	(0.10)	—	—	(0.10)	8.68	7.64	210,071	1.10	(12)0.91	1.42	115
125

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Growth Allocation Fund
For the Year Ended October 31, 2020
A	$ 12.81	$ 0.15	$ 0.35	$ 0.50	$ (0.19)	$ (0.37)	$ —	$ (0.56)	$ 12.75	3.90%	$ 491,747	0.56%	0.56%	1.21%	19%
C	12.69	0.06	0.34	0.40	(0.08)	(0.37)	—	(0.45)	12.64	3.10	37,446	1.35	1.35	0.47	19
I	12.75	0.19	0.35	0.54	(0.23)	(0.37)	—	(0.60)	12.69	4.23	9,024	0.25	0.25	1.56	19
R3	12.48	0.12	0.34	0.46	(0.13)	(0.37)	—	(0.50)	12.44	3.64	5,649	0.87	0.87	0.96	19
R4	12.74	0.20	0.30	0.50	(0.18)	(0.37)	—	(0.55)	12.69	3.92	2,563	0.55	0.55	1.62	19
R5	12.83	0.19	0.36	0.55	(0.23)	(0.37)	—	(0.60)	12.78	4.26	5,067	0.27	0.27	1.51	19
F	12.76	0.19	0.36	0.55	(0.24)	(0.37)	—	(0.61)	12.70	4.31	334	0.16	0.16	1.53	19
For the Year Ended October 31, 2019
A	$ 12.07	$ 0.23	$ 0.94	$ 1.17	$ (0.29)	$ (0.14)	$ —	$ (0.43)	$ 12.81	10.25%	$ 522,271	0.55%	0.54%	1.90%	25%
C	11.83	0.15	0.92	1.07	(0.07)	(0.14)	—	(0.21)	12.69	9.33	50,463	1.33	1.32	1.22	25
I	12.02	0.26	0.93	1.19	(0.32)	(0.14)	—	(0.46)	12.75	10.54	11,245	0.24	0.24	2.16	25
R3	11.77	0.21	0.88	1.09	(0.24)	(0.14)	—	(0.38)	12.48	9.81	6,921	0.86	0.86	1.74	25
R4	12.00	0.24	0.91	1.15	(0.27)	(0.14)	—	(0.41)	12.74	10.15	5,657	0.57	0.57	2.01	25
R5	12.10	0.27	0.92	1.19	(0.32)	(0.14)	—	(0.46)	12.83	10.44	5,692	0.25	0.25	2.22	25
F	12.03	0.22	0.98	1.20	(0.33)	(0.14)	—	(0.47)	12.76	10.65	252	0.15	0.15	1.77	25
For the Year Ended October 31, 2018
A	$ 12.32	$ 0.22	$ (0.18)	$ 0.04	$ (0.29)	$ —	$ —	$ (0.29)	$ 12.07	0.28%	$ 504,720	0.54%	0.54%	1.78%	32%
C	12.07	0.13	(0.17)	(0.04)	(0.20)	—	—	(0.20)	11.83	(0.41)	64,208	1.30	1.29	1.09	32
I	12.27	0.26	(0.18)	0.08	(0.33)	—	—	(0.33)	12.02	0.60	11,033	0.24	0.24	2.05	32
R3	12.02	0.18	(0.18)	—	(0.25)	—	—	(0.25)	11.77	(0.06)	10,776	0.86	0.86	1.43	32
R4	12.25	0.23	(0.19)	0.04	(0.29)	—	—	(0.29)	12.00	0.24	8,129	0.56	0.56	1.86	32
R5	12.35	0.24	(0.16)	0.08	(0.33)	—	—	(0.33)	12.10	0.55	5,706	0.26	0.26	1.93	32
F	12.28	0.27	(0.18)	0.09	(0.34)	—	—	(0.34)	12.03	0.66	11	0.15	0.15	2.12	32
For the Year Ended October 31, 2017
A	$ 10.35	$ 0.07	$ 1.95	$ 2.02	$ (0.05)	$ —	$ —	$ (0.05)	$ 12.32	19.54%	$ 503,042	0.53%	0.52%	0.63%	(13)11%
C	10.17	(0.01)	1.91	1.90	—	—	—	—	12.07	18.68	140,855	1.27	1.27	(0.10)	11
I	10.31	0.10	1.94	2.04	(0.08)	—	—	(0.08)	12.27	19.91	10,468	0.22	0.22	0.87	11
R3	10.09	0.03	1.91	1.94	(0.01)	—	—	(0.01)	12.02	19.26	11,840	0.86	0.86	0.29	11
R4	10.29	0.07	1.94	2.01	(0.05)	—	—	(0.05)	12.25	19.56	10,699	0.55	0.55	0.64	11
R5	10.37	0.10	1.96	2.06	(0.08)	—	—	(0.08)	12.35	19.98	5,709	0.25	0.25	0.86	11
F(5)	11.07	0.04	1.17	1.21	—	—	—	—	12.28	(6)10.93	11	(7)0.15	(7)0.15	(7)0.47	11
For the Year Ended October 31, 2016
A	$ 11.25	$ 0.04	$ (0.21)	$ (0.17)	$ (0.16)	$ (0.57)	$ —	$ (0.73)	$ 10.35	(1.38)%	$ 507,111	0.57%	0.57%	0.37%	98%
B	11.10	(0.04)	(0.22)	(0.26)	(0.02)	(0.57)	—	(0.59)	10.25	(2.31)	7,399	1.51	1.47	(0.41)	98
C	11.06	(0.04)	(0.20)	(0.24)	(0.08)	(0.57)	—	(0.65)	10.17	(2.12)	154,929	1.30	1.30	(0.36)	98
I	11.21	0.06	(0.19)	(0.13)	(0.20)	(0.57)	—	(0.77)	10.31	(1.02)	7,490	0.26	0.26	0.63	98
R3	10.98	—	(0.20)	(0.20)	(0.12)	(0.57)	—	(0.69)	10.09	(1.68)	12,110	0.88	0.88	0.05	98
R4	11.19	0.04	(0.21)	(0.17)	(0.16)	(0.57)	—	(0.73)	10.29	(1.40)	11,769	0.58	0.58	0.36	98
R5	11.27	0.07	(0.21)	(0.14)	(0.19)	(0.57)	—	(0.76)	10.37	(1.06)	5,037	0.28	0.28	0.67	98
Hartford Moderate Allocation Fund
For the Year Ended October 31, 2020
A	$ 11.87	$ 0.16	$ 0.30	$ 0.46	$ (0.24)	$ (0.18)	$ —	$ (0.42)	$ 11.91	3.87%	$ 314,358	0.54%	0.54%	1.41%	27%
C	11.72	0.08	0.28	0.36	(0.13)	(0.18)	—	(0.31)	11.77	3.08	26,485	1.33	1.33	0.69	27
I	11.93	0.20	0.29	0.49	(0.27)	(0.18)	—	(0.45)	11.97	4.15	9,115	0.25	0.25	1.70	27
R3	11.67	0.12	0.30	0.42	(0.19)	(0.18)	—	(0.37)	11.72	3.58	13,491	0.87	0.87	1.08	27
R4	11.86	0.16	0.30	0.46	(0.20)	(0.18)	—	(0.38)	11.94	3.90	3,503	0.53	0.53	1.38	27
R5	11.94	0.20	0.29	0.49	(0.27)	(0.18)	—	(0.45)	11.98	4.14	5,520	0.28	0.28	1.74	27
F	11.93	0.20	0.31	0.51	(0.28)	(0.18)	—	(0.46)	11.98	4.32	347	0.17	0.17	1.75	27
126

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2019
A	$ 11.80	$ 0.28	$ 0.74	$ 1.02	$ (0.31)	$ (0.64)	$ —	$ (0.95)	$ 11.87	9.72%	$ 328,639	0.54%	0.53%	2.46%	25%
C	11.54	0.20	0.74	0.94	(0.12)	(0.64)	—	(0.76)	11.72	8.96	35,454	1.31	1.30	1.79	25
I	11.85	0.33	0.73	1.06	(0.34)	(0.64)	—	(0.98)	11.93	10.08	9,817	0.25	0.25	2.85	25
R3	11.60	0.25	0.72	0.97	(0.26)	(0.64)	—	(0.90)	11.67	9.38	14,880	0.87	0.87	2.19	25
R4	11.79	0.31	0.70	1.01	(0.30)	(0.64)	—	(0.94)	11.86	9.65	3,325	0.58	0.58	2.73	25
R5	11.85	0.30	0.76	1.06	(0.33)	(0.64)	—	(0.97)	11.94	10.11	5,788	0.26	0.26	2.63	25
F	11.86	0.21	0.85	1.06	(0.35)	(0.64)	—	(0.99)	11.93	10.08	252	0.17	0.17	1.81	25
For the Year Ended October 31, 2018
A	$ 12.42	$ 0.30	$ (0.32)	$ (0.02)	$ (0.33)	$ (0.27)	$ —	$ (0.60)	$ 11.80	(0.29)%	$ 329,641	0.53%	0.52%	2.44%	32%
C	12.16	0.21	(0.33)	(0.12)	(0.23)	(0.27)	—	(0.50)	11.54	(1.08)	46,067	1.28	1.28	1.74	32
I	12.48	0.31	(0.31)	—	(0.36)	(0.27)	—	(0.63)	11.85	(0.08)	11,014	0.25	0.25	2.51	32
R3	12.23	0.26	(0.33)	(0.07)	(0.29)	(0.27)	—	(0.56)	11.60	(0.72)	17,865	0.87	0.87	2.15	32
R4	12.41	0.30	(0.33)	(0.03)	(0.32)	(0.27)	—	(0.59)	11.79	(0.33)	7,104	0.58	0.58	2.41	32
R5	12.48	0.33	(0.33)	—	(0.36)	(0.27)	—	(0.63)	11.85	(0.12)	6,283	0.27	0.27	2.65	32
F	12.48	0.34	(0.32)	0.02	(0.37)	(0.27)	—	(0.64)	11.86	0.07	11	0.16	0.16	2.74	32
For the Year Ended October 31, 2017
A	$ 10.90	$ 0.10	$ 1.52	$ 1.62	$ (0.10)	$ —	$ —	$ (0.10)	$ 12.42	15.02%	$ 333,803	0.52%	0.51%	0.89%	(14)14%
C	10.66	0.02	1.50	1.52	(0.02)	—	—	(0.02)	12.16	14.25	96,532	1.26	1.25	0.17	14
I	10.95	0.13	1.54	1.67	(0.14)	—	—	(0.14)	12.48	15.40	9,319	0.23	0.23	1.13	14
R3	10.73	0.06	1.51	1.57	(0.07)	—	—	(0.07)	12.23	14.70	22,023	0.87	0.87	0.53	14
R4	10.89	0.09	1.53	1.62	(0.10)	—	—	(0.10)	12.41	15.00	7,528	0.57	0.57	0.82	14
R5	10.95	0.13	1.54	1.67	(0.14)	—	—	(0.14)	12.48	15.38	6,508	0.26	0.26	1.13	14
F(5)	11.48	0.06	0.94	1.00	—	—	—	—	12.48	(6)8.71	11	(7)0.16	(7)0.16	(7)0.69	14
For the Year Ended October 31, 2016
A	$ 11.69	$ 0.06	$ (0.07)	$ (0.01)	$ (0.05)	$ (0.73)	$ —	$ (0.78)	$ 10.90	0.14%	$ 354,058	0.55%	0.55%	0.57%	81%
B	11.53	(0.03)	(0.08)	(0.11)	(0.03)	(0.73)	—	(0.76)	10.66	(0.83)	4,395	1.47	1.46	(0.26)	81
C	11.52	(0.02)	(0.08)	(0.10)	(0.03)	(0.73)	—	(0.76)	10.66	(0.70)	110,316	1.28	1.28	(0.16)	81
I	11.72	0.10	(0.08)	0.02	(0.06)	(0.73)	—	(0.79)	10.95	0.41	8,123	0.25	0.25	0.90	81
R3	11.55	0.02	(0.07)	(0.05)	(0.04)	(0.73)	—	(0.77)	10.73	(0.22)	22,354	0.88	0.88	0.21	81
R4	11.69	0.06	(0.08)	(0.02)	(0.05)	(0.73)	—	(0.78)	10.89	0.03	7,884	0.58	0.58	0.52	81
R5	11.72	0.09	(0.07)	0.02	(0.06)	(0.73)	—	(0.79)	10.95	0.38	6,584	0.28	0.28	0.81	81
Hartford Multi-Asset Income and Growth Fund
For the Year Ended October 31, 2020
A	$ 23.33	$ 0.67	$ (0.66)	$ 0.01	$ (0.74)	$ (2.99)	$ —	$ (3.73)	$ 19.61	(0.04)%	$ 589,745	1.03%	1.03%	3.35%	(21)86%
C	23.36	0.53	(0.67)	(0.14)	(0.58)	(2.99)	—	(3.57)	19.65	(0.83)	77,719	1.75	1.75	2.63	(21)86
I	23.32	0.74	(0.67)	0.07	(0.82)	(2.99)	—	(3.81)	19.58	0.19	98,762	0.70	0.70	3.67	(21)86
R3	23.61	4.32	(4.37)	(0.05)	(0.68)	(2.99)	—	(3.67)	19.89	(0.36)	1,203	1.35	1.27	3.13	(21)86
R4	23.67	0.38	(0.38)	(18)0.00	(0.73)	(2.99)	—	(3.72)	19.95	(0.13)	527	1.05	1.05	3.37	(21)86
R5	23.67	0.26	(0.20)	0.06	(0.80)	(2.99)	—	(3.79)	19.94	0.18	141	0.75	0.75	3.66	(21)86
R6	23.68	0.59	(0.50)	0.09	(0.83)	(2.99)	—	(3.82)	19.95	0.33	306	0.64	0.64	3.70	(21)86
Y	23.69	0.75	(0.67)	0.08	(0.82)	(2.99)	—	(3.81)	19.96	0.23	10,812	0.74	0.70	3.66	(21)86
F	23.31	0.75	(0.67)	0.08	(0.83)	(2.99)	—	(3.82)	19.57	0.26	83,111	0.64	0.64	3.74	(21)86
127

Class	Selected Per-Share Data(1)									Ratios and Supplemental Data
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2019
A	$ 23.62	$ 0.65	$ 1.23	$ 1.88	$ (0.77)	$ (1.40)	$ —	$ (2.17)	$ 23.33	8.81%	$ 666,684	1.02%	1.01%	2.85%	83%
C	23.61	0.48	1.24	1.72	(0.57)	(1.40)	—	(1.97)	23.36	8.08	106,874	1.73	1.73	2.11	83
I	23.61	0.75	1.21	1.96	(0.85)	(1.40)	—	(2.25)	23.32	9.21	104,284	0.69	0.69	3.27	83
R3	23.86	0.59	1.25	1.84	(0.69)	(1.40)	—	(2.09)	23.61	8.56	1,843	1.35	1.29	2.56	83
R4	23.91	0.59	1.32	1.91	(0.75)	(1.40)	—	(2.15)	23.67	8.84	1,301	1.04	1.04	2.55	83
R5	23.94	0.80	1.17	1.97	(0.84)	(1.40)	—	(2.24)	23.67	9.13	349	0.74	0.74	3.42	83
R6	23.95	0.70	1.30	2.00	(0.87)	(1.40)	—	(2.27)	23.68	9.24	131	0.63	0.63	3.02	83
Y	23.95	0.74	1.25	1.99	(0.85)	(1.40)	—	(2.25)	23.69	9.21	13,185	0.70	0.68	3.19	83
F	23.61	0.74	1.22	1.96	(0.86)	(1.40)	—	(2.26)	23.31	9.29	97,529	0.62	0.62	3.23	83
For the Year Ended October 31, 2018
A	$ 23.53	$ 0.36	$ 0.05	$ 0.41	$ (0.32)	$ —	$ —	$ (0.32)	$ 23.62	1.76%	$ 650,813	1.05%	1.04%	1.48%	65%
C	23.53	0.19	0.04	0.23	(0.15)	—	—	(0.15)	23.61	0.99	109,060	1.77	1.76	0.77	65
I	23.53	0.43	0.05	0.48	(0.40)	—	—	(0.40)	23.61	2.05	56,280	0.73	0.73	1.79	65
R3	23.77	0.29	0.05	0.34	(0.25)	—	—	(0.25)	23.86	1.45	1,794	1.38	1.33	1.19	65
R4	23.82	0.36	0.05	0.41	(0.32)	—	—	(0.32)	23.91	1.73	2,669	1.07	1.06	1.44	65
R5	23.85	0.43	0.05	0.48	(0.39)	—	—	(0.39)	23.94	2.03	134	0.78	0.76	1.75	65
R6(15)	24.62	0.27	(16)(0.62)	(0.35)	(0.32)	—	—	(0.32)	23.95	(6)(1.40)	1,586	(7)0.63	(7)0.63	(7)1.65	65
Y	23.86	0.45	0.05	0.50	(0.41)	—	—	(0.41)	23.95	2.10	15,367	0.70	0.70	1.82	65
F	23.52	0.45	0.06	0.51	(0.42)	—	—	(0.42)	23.61	2.12	97,776	0.65	0.65	1.87	65
For the Year Ended October 31, 2017
A	$ 20.76	$ 0.31	$ 2.74	$ 3.05	$ (0.28)	$ —	$ —	$ (0.28)	$ 23.53	14.76%	$ 628,048	1.11%	1.10%	1.37%	34%
C	20.76	0.15	2.74	2.89	(0.12)	—	—	(0.12)	23.53	13.95	168,686	1.82	1.81	0.67	34
I	20.76	0.36	2.74	3.10	(0.33)	—	—	(0.33)	23.53	15.02	52,216	0.88	0.88	1.61	34
R3	20.97	0.25	2.76	3.01	(0.21)	—	—	(0.21)	23.77	14.40	2,412	1.45	1.40	1.11	34
R4	21.02	0.30	2.78	3.08	(0.28)	—	—	(0.28)	23.82	14.75	1,464	1.15	1.10	1.32	34
R5	21.04	0.38	2.77	3.15	(0.34)	—	—	(0.34)	23.85	15.09	139	0.87	0.80	1.71	34
Y	21.05	0.38	2.79	3.17	(0.36)	—	—	(0.36)	23.86	15.16	12,753	0.75	0.75	1.68	34
F(5)	22.21	0.20	1.39	1.59	(0.28)	—	—	(0.28)	23.52	(6)7.23	69,874	(7)0.72	(7)0.72	(7)1.25	34
For the Year Ended October 31, 2016
A	$ 20.87	$ 0.30	$ (16)(0.01)	$ 0.29	$ (0.40)	$ —	$ —	$ (0.40)	$ 20.76	1.43%	$ 601,415	1.15%	(17)1.15%	1.43%	26%
B	20.78	0.12	(16)(0.02)	0.10	(0.20)	—	—	(0.20)	20.68	0.50	2,228	2.39	(17)2.05	0.59	26
C	20.87	0.15	(18) —	0.15	(0.26)	—	—	(0.26)	20.76	0.74	161,160	1.85	(17)1.85	0.73	26
I	20.86	0.33	0.04	0.37	(0.47)	—	—	(0.47)	20.76	1.80	31,260	0.85	(17)0.85	1.59	26
R3	21.09	0.24	0.01	0.25	(0.37)	—	—	(0.37)	20.97	1.18	3,174	1.47	(17)1.41	1.13	26
R4	21.13	0.31	(18) —	0.31	(0.42)	—	—	(0.42)	21.02	1.47	683	1.18	(17)1.11	1.47	26
R5	21.14	0.36	0.02	0.38	(0.48)	—	—	(0.48)	21.04	1.81	242	0.88	(17)0.81	1.74	26
Y	21.15	0.39	(18) —	0.39	(0.49)	—	—	(0.49)	21.05	1.87	7,044	0.75	(17)0.75	1.87	26
FINANCIAL HIGHLIGHTS FOOTNOTES
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)
Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.
(4)
Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(5)
Commenced operations on February 28, 2017.
(6)
Not annualized.
(7)
Annualized.
(8)
Excluding the expenses not subject to cap, the ratios would have been 0.95%, 0.99%, 1.68%, 0.69%, 1.24%, 0.94%, 0.69%, 0.61% and 0.61% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(9)
Commenced operations on February 28, 2019.
128

(10)
Excluding the expenses not subject to cap, the ratios would have been 1.12%, 1.87%, 0.87%, 1.42%, 1.12%, 0.93% and 0.83% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(11)
Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 115%, for the year ended October 31, 2017.
(12)
Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 0.98%, 1.48%, 1.20%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(13)
Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 110%, for the year ended October 31, 2017.
(14)
Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 113%, for the year ended October 31, 2017.
(15)
Commenced operations on February 28, 2018.
(16)
Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(17)
Excluding the expenses not subject to cap, the ratios would have been 1.14%, 2.04%, 1.84%, 0.84%, 1.40%, 1.10%, 0.80% and 0.74% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(18)
Per share amount is less than $0.005.
(19)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 204%.
(20)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 319%.
(21)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 91%.
129

For More Information
Two documents are available that offer further information on the Funds:
Annual/Semi-Annual Report To Shareholders
Additional information about each Fund’s investments is available in the annual and semi-annual reports. In each Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year (or period as the case may be), as well as the independent registered public accounting firm’s report.
Statement of Additional Information (SAI)
The SAI contains more detailed information on the Funds. A current SAI and annual report have been filed with the SEC and the SAI is incorporated by reference into (which means it is legally a part of) this prospectus.
The Funds make available this prospectus, the SAI and annual/semi-annual reports free of charge, on the Funds’ website at hartfordfunds.com.
To request a free copy of the current annual/semi-annual report, if available, for the Funds and/or the SAI or for shareholder inquiries or other information about the Funds, please contact the Funds at:
By Mail:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
By Phone:
1-888-843-7824
On The Internet:
hartfordfunds.com
Or you may view or obtain these documents from the SEC:
Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov
E-Mail: publicinfo@sec.gov
Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.
Investing In Mutual Funds:
Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-int.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at https://tools.finra.org/fund_analyzer/?rr=1.
SEC File Number The Hartford Mutual Funds, Inc. 811-07589
MFPRO-MS21 March 1, 2021

Appendix A
Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Funds or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. These waivers or discounts, which may vary from those disclosed elsewhere in the statutory prospectus or SAI, are subject to change and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Funds, Hartford Funds Management Company, LLC, nor Hartford Funds Distributors, LLC supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts. In all instances, it is the purchaser’s responsibility to notify the financial intermediary at the time of purchase of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI. Shareholders should contact Merrill Lynch to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•
Shares purchased through a Merrill Lynch affiliated investment advisory program
•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•
Shares of funds purchased through the Merrill Edge Self-Directed platform
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•
Directors of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus
•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.
CDSC Waivers on A and C Shares available at Merrill Lynch
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•
Shares acquired through a right of reinstatement
•
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms
•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in the Fund’s prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing fund shares through an Ameriprise Financial account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Shareholders should contact Morgan Stanley Wealth Management to determine their eligibility for these waivers.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI. Shareholders should contact Janney to determine their eligibility for these waivers and discounts.
Front-end sales charge* waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•
Shares acquired through a right of reinstatement.
•
Shares exchanged into the same share class of a different fund in the same fund family.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in the Fund’s prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*
Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Hartford mutual fund family and Hartford SMART529 plan, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds (if any) and any assets held in group retirement plans) of the Hartford mutual fund family and Hartford SMART529 plan held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs for such SEP IRA plan and/or SIMPLE IRA plan will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•
Shares exchanged into Class A shares from another share class eligible to be exchanged pursuant to the prospectus so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•
A fee-based account held on an Edward Jones platform
•
A 529 account held on an Edward Jones platform
•
An account with an active systematic investment plan or LOI
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a class of a Fund eligible to be exchanged pursuant to the prospectus to Class A shares of the same Fund.
Oppenheimer & Co. Inc.
Effective June 30, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact OPCO to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waivers on Class A Shares available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by or through a 529 Plan
•
Shares purchased through an OPCO affiliated investment advisory program
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•
Employees and registered representatives of OPCO or its affiliates and their family members
•
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulation
•
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this prospectus
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co.
Effective June 15, 2020, shareholders purchasing Fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI. Shareholders should contact Baird to determine their eligibility for these waivers and discounts.
Front-End Sales Charge Waivers on Class A shares Available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Hartford mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C shares Available at Baird
•
Shares sold due to death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•
Shares bought due to return of excess contributions from an IRA Account

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulation
•
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation
•
Breakpoints as described in this prospectus
•
Rights of accumulation, which entitles shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Hartford mutual fund assets held by accounts within the purchaser’s household at Baird. Eligible Hartford mutual fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Hartford mutual funds through Baird, over a 13-month period of time
Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver. Shareholders should contact Stifel to determine their eligibility for these waivers and discounts.
Front-End Sales Load Waiver on Class A shares at Stifel
•
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply
U.S. Bancorp Investments
Waivers Applicable to Purchases through U.S. Bancorp Investments
Effective February 22, 2021, shareholders purchasing Fund shares through a U.S. Bancorp Investments (USBI) platform or account or who own shares for which USBI is the broker-dealer of record, where the shares are held in an omnibus account at the Fund, will be eligible for the following additional sales charge waiver. Shareholders should contact USBI to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waiver on Class A Shares available at U.S. Bancorp Investments
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply

COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR HARTFORD FUNDS
This Combined Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectuses, as may be amended, restated or supplemented from time to time, of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company” and together, the “Companies”) in the charts below. Each Company is an open-end management investment company currently consisting of thirty-six and fourteen separate series, respectively. This SAI relates only to the series of the Companies listed below (each a “Fund” and collectively, the “Funds”).
THE HARTFORD MUTUAL FUNDS, INC.
	Class A	Class T	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Balanced Income Fund	HBLAX	—	HBLCX	HBLIX	HBLRX	HBLSX	HBLTX	HBLVX	HBLYX	HBLFX
Hartford AARP Balanced Retirement Fund	HAFAX	—	HAICX	HAFIX	HAFRX	HAFSX	HAFTX	HAFVX	HAFYX	HAFDX
The Hartford Capital Appreciation Fund	ITHAX	—	HCACX	ITHIX	ITHRX	ITHSX	ITHTX	ITHVX	HCAYX	HCAFX
The Hartford Checks and Balances Fund	HCKAX	—	HCKCX	HCKIX	HCKRX	HCKSX	HCKTX	—	—	HCKFX
Hartford Climate Opportunities Fund	HEOMX	—	HEONX	HEOIX	HEORX	HEOSX	HEOTX	HEOVX	HEOYX	HEOFX
The Hartford Conservative Allocation Fund	HCVAX	—	HCVCX	HCVIX	HCVRX	HCVSX	HCVTX	—	—	HCVFX
Hartford Core Equity Fund	HAIAX	N/A	HGICX	HGIIX	HGIRX	HGISX	HGITX	HAITX	HGIYX	HGIFX
The Hartford Dividend and Growth Fund	IHGIX	—	HDGCX	HDGIX	HDGRX	HDGSX	HDGTX	HDGVX	HDGYX	HDGFX
Hartford Emerging Markets Equity Fund	HERAX	—	HERCX	HERIX	HERRX	HERSX	HERTX	HERVX	HERYX	HERFX
The Hartford Emerging Markets Local Debt Fund	HLDAX	—	HLDCX	HLDIX	HLDRX	HLDSX	HLDTX	—	HLDYX	HLDFX
The Hartford Equity Income Fund	HQIAX	—	HQICX	HQIIX	HQIRX	HQISX	HQITX	HQIVX	HQIYX	HQIFX
The Hartford Floating Rate Fund	HFLAX	—	HFLCX	HFLIX	HFLRX	HFLSX	HFLTX	—	HFLYX	HFLFX
The Hartford Floating Rate High Income Fund	HFHAX	—	HFHCX	HFHIX	HFHRX	HFHSX	HFHTX	—	HFHYX	HFHFX
Hartford Global Impact Fund	HGXAX	—	HGXCX	HGXIX	HGXRX	HGXSX	HGXTX	HGXVX	HGXYX	HGXFX
The Hartford Global Real Asset Fund	HRLAX	—	HRLCX	HRLIX	HRLRX	HRLSX	HRLTX	—	HRLYX	HRLFX
The Hartford Growth Allocation Fund	HRAAX	—	HRACX	HRAIX	HRARX	HRASX	HRATX	—	—	HRAFX
The Hartford Healthcare Fund	HGHAX	—	HGHCX	HGHIX	HGHRX	HGHSX	HGHTX	HGHVX	HGHYX	HGHFX
The Hartford High Yield Fund	HAHAX	—	HAHCX	HAHIX	HAHRX	HAHSX	HAHTX	HAHVX	HAHYX	HAHFX
The Hartford Inflation Plus Fund	HIPAX	—	HIPCX	HIPIX	HIPRX	HIPSX	HIPTX	—	HIPYX	HIPFX
Hartford International Equity Fund	HDVAX	—	HDVCX	HDVIX	HDVRX	HDVSX	HDVTX	HDVVX	HDVYX	HDVFX
The Hartford International Growth Fund	HNCAX	—	HNCCX	HNCJX	HNCRX	HNCSX	HNCTX	HNCUX	HNCYX	HNCFX
The Hartford International Opportunities Fund	IHOAX	—	HIOCX	IHOIX	IHORX	IHOSX	IHOTX	IHOVX	HAOYX	IHOFX
The Hartford International Value Fund	HILAX	—	HILCX	HILIX	HILRX	HILSX	HILTX	HILUX	HILYX	HILDX
The Hartford MidCap Fund	HFMCX	—	HMDCX	HFMIX	HFMRX	HFMSX	HFMTX	HFMVX	HMDYX	HMDFX
The Hartford MidCap Value Fund	HMVAX	—	HMVCX	HMVJX	HMVRX	HMVSX	HMVTX	—	HMVYX	HMVFX
Hartford Moderate Allocation Fund	HBAAX	—	HBACX	HBAIX	HBARX	HBASX	HBATX	—	—	HBADX
Hartford Multi-Asset Income and Growth Fund	ITTAX	—	HAFCX	ITTIX	ITTRX	ITTSX	ITTTX	ITTVX	IHAYX	ITTFX
Hartford Municipal Income Fund	HMKAX	—	HMKCX	HMKIX	—	—	—	—	—	HMKFX
The Hartford Municipal Opportunities Fund	HHMAX	—	HHMCX	HHMIX	—	—	—	—	HHMYX	HHMFX
Hartford Municipal Short Duration Fund	HMJAX	—	HMJCX	HMJIX	—	—	—	—	—	HMJFX

	Class A	Class T	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Short Duration Fund	HSDAX	—	HSDCX	HSDIX	HSDRX	HSDSX	HSDTX	HSDVX	HSDYX	HSDFX
Hartford Small Cap Value Fund	HSMAX	—	HTSCX	HSEIX	HSMRX	HSMSX	HSMTX	HSMVX	HSMYX	HSMFX
The Hartford Small Company Fund	IHSAX	—	HSMCX	IHSIX	IHSRX	IHSSX	IHSUX	IHSVX	HSCYX	IHSFX
The Hartford Strategic Income Fund	HSNAX	—	HSNCX	HSNIX	HSNRX	HSNSX	HSNTX	HSNVX	HSNYX	HSNFX
The Hartford Total Return Bond Fund	ITBAX	—	HABCX	ITBIX	ITBRX	ITBUX	ITBTX	ITBVX	HABYX	ITBFX
The Hartford World Bond Fund	HWDAX	—	HWDCX	HWDIX	HWDRX	HWDSX	HWDTX	HWDVX	HWDYX	HWDFX
THE HARTFORD MUTUAL FUNDS II, INC.
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Growth Opportunities Fund	HGOAX	HGOCX	HGOIX	HGORX	HGOSX	HGOTX	HGOVX	HGOYX	HGOFX
Hartford Quality Value Fund	HVOAX	HVOCX	HVOIX	HVORX	HVOSX	HVOTX	HVOVX	HVOYX	HVOFX
The Hartford Small Cap Growth Fund	HSLAX	HSLCX	HSLIX	HSLRX	HSLSX	HSLTX	HSLVX	HSLYX	HSLFX
Each Fund’s prospectus is incorporated by reference into this SAI, and the portions of this SAI that relate to each Fund have been incorporated by reference into such Fund’s prospectus. The portions of this SAI that do not relate to a Fund do not form a part of such Fund’s SAI, have not been incorporated by reference into such Fund’s prospectus and should not be relied upon by investors in such Fund. The Funds’ audited financial statements and the notes thereto, which are included in the Funds’ Annual Reports to shareholders dated October 31, 2020, are incorporated into this SAI by reference. The Annual Reports for the series of The Hartford Mutual Funds, Inc. were filed with the U.S. Securities and Exchange Commission ("SEC") and are available on the SEC website at www.sec.gov/Archives/edgar/data/1006415/000119312521005004/d60302dncsr.htm. The Annual Report for the series of The Hartford Mutual Funds II, Inc. included in this SAI was filed with the SEC and is available on the SEC website at www.sec.gov/Archives/edgar/data/49905/000119312521005007/d56424dncsr.htm. A free copy of each Annual/Semi-Annual Report and each Fund’s prospectus is available on the Funds’ website at hartfordfunds.com, upon request by writing to: Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060 or by calling 1-888-843-7824.
Date of Prospectuses: March 1, 2021, as may be amended, restated or supplemented from time to time
Date of Statement of Additional Information: March 1, 2021

GENERAL INFORMATION
This SAI relates to all of the funds listed on the front cover page (each a “Fund” and collectively, the “Funds”). Each Fund is offered through a prospectus relating to one or more Funds and their classes. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund (subject to the liabilities belonging to the class). Each Fund, except The Hartford Growth Opportunities Fund, Hartford Quality Value Fund, and The Hartford Small Cap Growth Fund, is a series of The Hartford Mutual Funds, Inc. Each of The Hartford Growth Opportunities Fund, Hartford Quality Value Fund, and The Hartford Small Cap Growth Fund is a series of The Hartford Mutual Funds II, Inc. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001. The Hartford Mutual Funds II, Inc. also offers other mutual funds that are not part of this SAI.
This SAI relates to Class A, T, C, I, R3, R4, R5, R6, Y and F shares. Each Fund offers the classes set forth in the table on the cover page next to its name. Class T shares of the Hartford Core Equity Fund are not currently available for purchase and not currently sold in any State or to residents of any State, including Oklahoma and residents of Oklahoma. Effective as of the opening of business on September 19, 2017, any remaining Class B shares have converted to Class A shares and Class B shares are no longer offered by any Fund.
Each of The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund and The Hartford Conservative Allocation Fund are referred to as the “Asset Allocation Funds.” The Asset Allocation Funds and The Hartford Checks and Balances Fund are referred to as “Funds of Funds.”
Prior to October 7, 2019, the Hartford Global Impact Fund operated as a feeder fund in a master-feeder structure.
The date each Fund commenced operations is indicated below:
FUND	COMMENCEMENT OF OPERATIONS
The Hartford Balanced Income Fund (“Balanced Income Fund”)	July 31, 2006
Hartford AARP Balanced Retirement Fund (“Balanced Retirement Fund”)	April 30, 2014
The Hartford Capital Appreciation Fund (“Capital Appreciation Fund”)	July 22, 1996
The Hartford Checks and Balances Fund (“Checks and Balances Fund”)	May 31, 2007
Hartford Climate Opportunities Fund (“Climate Opportunities Fund”)	February 29, 2016
The Hartford Conservative Allocation Fund (“Conservative Allocation Fund”)	May 28, 2004
Hartford Core Equity Fund (“Core Equity Fund”)	April 30, 1998
The Hartford Dividend and Growth Fund (“Dividend and Growth Fund”)	July 22, 1996
Hartford Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)	May 31, 2011
The Hartford Emerging Markets Local Debt Fund (“Emerging Markets Local Debt Fund”)	May 31, 2011
The Hartford Equity Income Fund (“Equity Income Fund”)	August 28, 2003
The Hartford Floating Rate Fund (“Floating Rate Fund”)	April 29, 2005
The Hartford Floating Rate High Income Fund (“Floating Rate High Income Fund”)	September 30, 2011
Hartford Global Impact Fund (“Global Impact Fund”)	February 28, 2017
The Hartford Global Real Asset Fund (“Global Real Asset Fund”)	May 28, 2010
The Hartford Growth Allocation Fund (“Growth Allocation Fund”)	May 28, 2004
The Hartford Growth Opportunities Fund (“Growth Opportunities Fund”)	March 31, 1963
The Hartford Healthcare Fund (“Healthcare Fund”)	May 1, 2000
The Hartford High Yield Fund (“High Yield Fund”)	September 30, 1998
The Hartford Inflation Plus Fund (“Inflation Plus Fund”)	October 31, 2002
Hartford International Equity Fund (“International Equity Fund”)	June 30, 2008
The Hartford International Growth Fund (“International Growth Fund”)	April 30, 2001
The Hartford International Opportunities Fund (“International Opportunities Fund”)	July 22, 1996
The Hartford International Value Fund (“International Value Fund”)	May 28, 2010
The Hartford MidCap Fund (“MidCap Fund”)	December 31, 1997
The Hartford MidCap Value Fund (“MidCap Value Fund”)	April 30, 2001
Hartford Moderate Allocation Fund (“Moderate Allocation Fund”)	May 28, 2004
Hartford Multi-Asset Income and Growth Fund (“Multi-Asset Income and Growth Fund”)	July 22, 1996
Hartford Municipal Income Fund (“Municipal Income Fund”)	May 29, 2015
The Hartford Municipal Opportunities Fund (“Municipal Opportunities Fund”)	May 31, 2007
Hartford Municipal Short Duration Fund (“Municipal Short Duration Fund”)	May 29, 2015
Hartford Quality Value Fund (“Quality Value Fund”)	January 2, 1996
The Hartford Short Duration Fund (“Short Duration Fund”)	October 31, 2002
The Hartford Small Cap Growth Fund (“Small Cap Growth Fund”)	January 4, 1988
Hartford Small Cap Value Fund (“Small Cap Value Fund”)	January 1, 2005
The Hartford Small Company Fund (“Small Company Fund”)	July 22, 1996
The Hartford Strategic Income Fund (“Strategic Income Fund”)	May 31, 2007
The Hartford Total Return Bond Fund (“Total Return Bond Fund”)	July 22, 1996

FUND	COMMENCEMENT OF OPERATIONS
The Hartford World Bond Fund (“World Bond Fund”)	May 31, 2011
Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) is the investment manager to each Fund. Hartford Funds Distributors, LLC (“HFD”) is the principal underwriter to each Fund. HFMC and HFD are indirect subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. The Hartford may be deemed to control each of HFMC and HFD through the indirect ownership of such entities. In addition, Wellington Management Company LLP (“Wellington Management”) is a sub-adviser to all of the Funds, except the Funds of Funds. Schroder Investment Management North America Inc. (“SIMNA”) is also a sub-adviser to the Climate Opportunities Fund and Schroder Investment Management North America Ltd. (“SIMNA Ltd.”) is a sub-sub-adviser to the Climate Opportunities Fund. Each of Wellington Management, SIMNA and SIMNA Ltd. are referred to herein as a “sub-adviser” or collectively, as the “sub-advisers.”
HFMC also serves as the investment manager to certain other series of The Hartford Mutual Funds II, Inc. that are not included in this SAI and the series of Hartford Funds Exchange-Traded Trust, Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and Hartford Schroders Opportunistic Income Fund.
Investments in the Funds are not:
•
Deposits or obligations of any bank;
•
Guaranteed or endorsed by any bank; or
•
Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.
The prospectuses and SAI do not purport to create any contractual obligations between a Company or any Fund and its shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Investment Manager or other parties who provide services to the Funds.
INVESTMENT OBJECTIVES AND POLICIES
The investment objectives and principal investment strategies of each Fund are described in each Fund’s prospectus. Additional information concerning certain of the Funds’ investments, strategies and risks is set forth below.
A.
FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH FUND
Each Fund has adopted the fundamental investment restrictions set forth below. Fundamental investment restrictions may not be changed with respect to a Fund without the approval of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act and as used in the prospectuses and this SAI, a “majority of the outstanding voting securities” means the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).
Unless otherwise provided below, all references below to the assets of each Fund are in terms of current market value.
Each Fund:
1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;
2.
(a)
(except for Climate Opportunities Fund, Floating Rate High Income Fund, Global Real Asset Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund) will not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;
(b)
each of Climate Opportunities Fund, Floating Rate High Income Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry. With respect to Municipal Opportunities Fund, (i) tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers and (ii) this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities;

(c)
Global Real Asset Fund will normally invest at least 25% of its assets, in the aggregate, in the natural resources industry;
(d)
Healthcare Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products and health services;
3. will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;
4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;
5.
(a)
(except for Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund) will not purchase or sell real estate, except to the extent permitted under the 1940 Act and the rules and regulations thereunder, as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;
(b)
each of Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein;
6.
(a)
(except for Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund) will not invest in physical commodities or contracts relating to physical commodities, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time and as set forth in the Fund’s prospectus and SAI;
(b)
each of Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.
In addition, under normal circumstances, Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund will each invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax. Municipal Income Fund, Municipal Opportunities Fund, and Municipal Short Duration Fund will not invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.
Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the Funds of Funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a Fund of Funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above.
B.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH FUND
The following restrictions are non-fundamental restrictions and may be changed by the Board of Directors of the respective Company (the “Board”) without shareholder approval.
Each Fund may not:
1. Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.
2. Purchase securities on margin except to the extent permitted by applicable law.
3. With the exception of Floating Rate Fund and Floating Rate High Income Fund, purchase securities while outstanding borrowings exceed 5% of a Fund’s total assets, except where the borrowing is for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, borrowing securities in connection with short sales (where permitted in a Fund’s prospectus and SAI), and other investments or transactions described in the Fund’s prospectus and this SAI, as they may be amended from time to time, are not deemed to be borrowings for purposes of this restriction.
4. Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s prospectus and SAI, as amended from time to time, and applicable law.
5. Invest more than 15% of the Fund’s net assets in illiquid securities.

With respect to the fundamental policy described above of certain Funds to not invest more than 25% of their total assets in certain limited obligation bonds, utility companies, gas, electric, water and telephone companies will be considered separate industries. Also, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this 25% fundamental policy or the 5% diversification requirement of the 1940 Act.
C.
NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS
Each Fund must:
1. Maintain its assets so that, at the close of each quarter of its taxable year,
(a)
at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and
(b)
no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.
These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board without shareholder approval to the extent appropriate in light of changes to applicable tax law requirements.
D.
CLASSIFICATION
Each Fund, except Emerging Markets Local Debt Fund and World Bond Fund, has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of each such Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.
Emerging Markets Local Debt Fund and World Bond Fund each has elected to be classified as a non-diversified series of an open-end management investment company, which means that these Funds are not required to comply with the diversification rules of the 1940 Act set forth in the prior paragraph, although each such Fund must meet the tax-related diversification requirements set forth in Section C above.
A Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.
E.
ADDITIONAL INFORMATION REGARDING INVESTMENT RESTRICTIONS
The information below is not considered to be part of a Fund’s fundamental policy and is provided for informational purposes only.
Except with respect to the asset coverage requirements included in the limitation on borrowing set forth in Section A.1 and C.1 above, if the percentage restrictions on investments described in this SAI and any Prospectus are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of securities or loans, a change in a Fund’s net assets or a change in security characteristics is not a violation of any of such restrictions.
With respect to investment restriction A.2(a), the 1940 Act does not define what constitutes “concentration” in an industry. However, the U.S. Securities and Exchange Commission (“SEC”) has taken the position that an investment in excess of 25% of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry generally constitutes concentration. The Funds do not apply this restriction to municipal securities, repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies.
With respect to investment restriction A.5(a), the 1940 Act does not directly restrict a Fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. A Fund is limited in the amount of illiquid assets it may purchase, and to the extent that investments in real estate are considered illiquid, Rule 22e-4 generally limits the Fund’s purchases of illiquid investments to 15% of its net assets.
With respect to investment restriction A.6(a), although the 1940 Act does not directly limit a Fund’s ability to invest in physical commodities or contracts relating to physical commodities, a Fund’s investments in physical commodities or contracts relating to physical commodities may be limited by a Fund’s intention to qualify as a registered investment company, as at least 90% of its gross income must come from certain qualifying sources of income, and income from physical commodities or contracts relating to physical commodities does not constitute qualifying income for this purpose. In addition, to the extent that any physical commodity or contracts relating to a physical commodity is considered to be an illiquid investment, Rule 22e-4 generally limits the Fund’s purchases of illiquid investments to 15% of its net assets. Other restrictions that could also limit a Fund’s investment in physical commodities or contracts relating to physical commodities include where that investment implicates a Fund’s diversification, concentration, or securities-related issuer policies, and where the Fund would need to take certain steps as set forth in its policies to avoid being considered to issue any class of senior securities.
F.
CERTAIN INVESTMENT STRATEGIES, RISKS AND CONSIDERATIONS
The investment objective and principal investment strategies for each Fund are discussed in each Fund’s prospectus. Certain descriptions in each Fund’s prospectus and this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument that the Funds may purchase are meant to describe the spectrum of investments that a Fund’s investment manager or sub-adviser(s), as applicable, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets in accordance with the Fund’s investment objective, policies and restrictions. The investment manager or sub-adviser(s), as applicable, in its discretion, may employ any such practice, technique or instrument for one or more of the Funds, but not for all of the Funds, for which it serves as the investment manager or sub-adviser, as applicable. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.
As a result of amendments to rules under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), HFMC must either operate within certain guidelines and restrictions with respect to a Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a “commodity pool operator” (“CPO”) with respect to the Fund and be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.
Under current CFTC rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.
HFMC currently operates each Fund listed below as a commodity pool as of March 1, 2021 (each a “Registered Fund”).
Registered Funds
Balanced Retirement Fund	Strategic Income Fund
Emerging Markets Local Debt Fund	Total Return Bond Fund
Global Real Asset Fund	World Bond Fund
Multi-Asset Income and Growth Fund
HFMC has elected to claim an exclusion from the definition of CPO with respect to each Fund, other than the Registered Funds listed above. As a result, each such Fund will not purchase commodity futures, commodity options contracts, or swaps if, immediately after and as a result of such purchase, (i) the Fund’s aggregate initial margin and premiums posted for its non-bona fide hedging trading in these instruments exceeds 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses and excluding the in the-money amount of an option at the time of purchase) or (ii) the aggregate net notional value of the Fund’s positions in such instruments not used solely for bona fide hedging purposes exceeds 100 percent of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses).
Each Fund, including each Registered Fund, may choose to change its election at any time. If a Fund operates subject to CFTC regulation, it may incur additional expenses.
INVESTMENT RISKS
The following supplements the information contained in the prospectuses concerning the investment objective and policies of the Funds. The information below does not describe every type of investment, technique or risk to which a Fund may be exposed. The tables and discussion set forth below provide descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund's Prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in the tables below as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s SAI and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of the Covered Fund’s SAI. With respect to the Funds of Funds, the discussion set forth below provides descriptions of some of the types of investments and investment strategies that the Underlying Funds may use, and the risks and considerations associated with those investments and investment strategies that these Funds are subject to indirectly through their investments in the Underlying Funds. However, unless a strategy or investment described below is specifically prohibited by a Fund’s investment restrictions as set forth in the Prospectus or under “Fundamental Investment Restrictions of the Funds” in this SAI, a Fund may engage in any of the strategies or make any of the investments described below (either as a principal or a non-principal strategy or investment). Subject to the foregoing, the Funds may engage in any of the investment strategies or purchase any of the investments described below directly, through its investment in one or more other investment companies, or through hybrid instruments, structured investments, or other derivatives, described below.
	Balanced Income	Balanced Retirement	Capital Appreciation	Climate Opportunities	Core Equity	Dividend and Growth	Emerging Markets Local Debt	Emerging Markets Equity	Equity Income	Floating Rate	Floating Rate High Income	Global Impact	Global Real Asset	Growth Opportunities	Healthcare	High Yield	International Equity	Inflation Plus	International Growth
Active Investment Management Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Active Trading Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Allocation Risk	X	X	X							X	X		X			X	X	X
Asset-Backed Securi- ties Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Collateralized Debt Obligations (CDOs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Segregation	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Bond Forwards Risk	X	X		X				X				X	X					X
Borrowing	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk	X	X		X				X		X	X		X			X		X
Climate Change Investment Focus Risk				X
Commodities Regula- tory Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Commodities Related Investments Risk													X
Convertible Securi- ties Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Contingent Convertibles Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Synthetic Convertibles Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk Transfer Securities Risk	X	X						X		X	X		X			X		X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Linked Notes		X
Futures Contracts and Options on Futures Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements and Swaptions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments	X	X		X				X		X	X	X	X			X		X
Hybrid Instruments	X	X	X	X				X		X	X	X	X			X		X
Credit-Linked Securities	X	X						X				X	X			X		X
Indexed Securities and Structured Notes	X	X						X		X	X	X	X			X		X
Event-Linked Bonds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	Balanced Income	Balanced Retirement	Capital Appreciation	Climate Opportunities	Core Equity	Dividend and Growth	Emerging Markets Local Debt	Emerging Markets Equity	Equity Income	Floating Rate	Floating Rate High Income	Global Impact	Global Real Asset	Growth Opportunities	Healthcare	High Yield	International Equity	Inflation Plus	International Growth
Risk Factors in Derivative Instru- ments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Risk	X	X	X	X	X	X	X		X			X				X	X		X
Dollar Rolls Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Risk	X	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X		X
Special Purpose Acquisition Companies Risk	X	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X		X
Exchange-Traded Funds (ETFs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Notes (ETNs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securi- ties	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Principal Exchange Rate Linked Securi- ties	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Performance Indexed Paper	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Settlement Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Structure Risks
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Growth Investing Style Risk			X										X	X			X		X
Healthcare-Related Securities Risk	X		X		X	X	X		X	X	X	X	X	X	X	X	X	X	X
High Yield Invest- ments (“Junk Bonds”) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Distressed Securi- ties Risk		X		X				X		X	X	X	X			X
Illiquid Investments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Industry Concentra- tion Risk													X		X
Impact and Socially Responsible Invest- ing Risk				X								X
Inflation Protected Debt Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offer- ings (“IPO”) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X
Interest Rate Risk	X	X		X				X		X	X	X	X			X		X
Interfund Lending Program	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inverse Floating Rate Securities Risk		X						X					X
Investment Grade Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary Risk													X
Investments in Emerging Market Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sukuk Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	Balanced Income	Balanced Retirement	Capital Appreciation	Climate Opportunities	Core Equity	Dividend and Growth	Emerging Markets Local Debt	Emerging Markets Equity	Equity Income	Floating Rate	Floating Rate High Income	Global Impact	Global Real Asset	Growth Opportunities	Healthcare	High Yield	International Equity	Inflation Plus	International Growth
Large Cap Securities Risk	X	X	X	X	X	X	X	X	X			X	X	X	X		X		X
Large Shareholder Transaction Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
LIBOR Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Loans and Loan Participations Risk	X	X						X		X	X		X			X		X
Floating Rate Loans Risk	X	X						X		X	X		X			X		X
Loan Participations Risk	X	X						X		X	X		X			X		X
Senior Loans Risk	X	X						X		X	X		X			X		X
Unsecured Loans Risk	X	X						X		X	X		X			X		X
Delayed Settlement Risk	X	X						X		X	X		X			X		X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership (“MLP”) Risk	X	X	X					X		X	X		X	X		X	X	X
Mid Cap Securities Risk	X	X	X	X	X	X	X		X			X	X	X	X		X		X
Money Market Instru- ments and Temporary Invest- ment Strategies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Multi-Manager Risk				X
Municipal Securities Risk	X	X						X					X			X		X
New Fund Risk
Non-Diversification Risk								X
Operational Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Capital Securi- ties Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Passive Investment Management Risk
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Placement Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Investments in Public Equity (PIPEs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Quantitative Invest- ing Risk		X			X		X							X			X	X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Regional/Country Focus Risk				X			X	X				X	X				X		X
Investments in Central and South America	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in Europe	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in Asia	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in China	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	Balanced Income	Balanced Retirement	Capital Appreciation	Climate Opportunities	Core Equity	Dividend and Growth	Emerging Markets Local Debt	Emerging Markets Equity	Equity Income	Floating Rate	Floating Rate High Income	Global Impact	Global Real Asset	Growth Opportunities	Healthcare	High Yield	International Equity	Inflation Plus	International Growth
Investments in Russia	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risks of Qualified Financial Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sector Risk			X	X		X	X		X					X					X
Utilities Sector Risk				X
Industrials Sector Risk				X
Securities Trusts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Small Capitalization Securities Risk	X	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X		X
Sovereign Debt Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Structured Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Taxable Income Risk
To Be Announced (TBA) Transactions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales of TBA Investments Risk	X	X						X		X	X	X	X			X		X
Use as an Underlying Fund Risk	X		X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Value Investing Style Risk	X		X			X			X								X
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securi- ties Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	International Opportunities	International Value	MidCap	MidCap Value	Multi-Asset Income and Growth	Municipal Income	Municipal Opportunities	Municipal Short Duration	Quality Value	Short Duration	Small Cap Growth	Small Cap Value	Small Company	Strategic Income	Total Return Bond	World Bond
Active Investment Management Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Active Trading Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Allocation Risk					X					X				X	X	X
Asset-Backed Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Collateralized Debt Obligations (CDOs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Segregation	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Bond Forwards Risk					X	X	X	X		X				X	X	X
Borrowing	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk					X	X	X	X		X				X	X	X
Climate Change Investment Focus Risk
Commodities Regulatory Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Commodities Related Investments Risk
Convertible Securities Risk	X	X	X	X	X				X	X	X	X	X	X	X	X
Contingent Convertibles Risk	X	X	X	X	X				X	X	X	X	X	X	X	X
Synthetic Convertibles Risk	X	X	X	X	X				X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	International Opportunities	International Value	MidCap	MidCap Value	Multi-Asset Income and Growth	Municipal Income	Municipal Opportunities	Municipal Short Duration	Quality Value	Short Duration	Small Cap Growth	Small Cap Value	Small Company	Strategic Income	Total Return Bond	World Bond
Credit Risk Transfer Securities Risk					X	X	X	X		X				X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Linked Notes					X
Futures Contracts and Options on Futures Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements and Swaptions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments					X	X	X	X		X				X	X	X
Hybrid Instruments					X	X	X	X		X				X	X	X
Credit-Linked Securities					X	X	X	X		X				X	X	X
Indexed Securities and Structured Notes					X	X	X	X		X				X	X	X
Event-Linked Bonds					X	X	X	X						X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Risk	X	X	X	X	X				X		X	X
Dollar Rolls Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Risk	X	X	X	X	X				X		X	X	X	X	X	X
Special Purpose Acquisition Companies Risk	X	X	X	X	X				X		X	X	X	X	X	X
Exchange-Traded Funds (ETFs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Notes (ETNs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Principal Exchange Rate Linked Securi- ties	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Performance Indexed Paper	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Settlement Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Structure Risks
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Growth Investing Style Risk											X		X
Healthcare-Related Securities Risk	X	X	X	X		X	X	X	X	X	X	X	X	X	X	X
High Yield Investments (“Junk Bonds”) Risk	X	X	X	X	X	X	X	X	X	X	X		X	X	X	X
Distressed Securities Risk					X	X	X	X		X			X	X	X	X
Illiquid Investments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Impact and Socially Responsible Investing Risk
Industry Concentration Risk
Inflation Protected Debt Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings (“IPO”) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk					X	X	X	X		X				X	X	X
Interfund Lending Program	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inverse Floating Rate Securities Risk					X	X	X	X		X				X	X	X
Investment Grade Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary Risk
Investments in Emerging Market Securi- ties Risk	X	X	X	X	X				X	X	X	X	X	X	X	X
Sukuk Risk	X	X	X	X	X				X	X	X	X	X	X	X	X
Large Cap Securities Risk	X	X	X	X	X				X		X	X	X
Large Shareholder Transaction Risk	X	X	X	X	X			X	X	X	X	X	X	X	X	X
Lending Portfolio Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
LIBOR Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Loans and Loan Participations Risk					X					X				X	X	X
Floating Rate Loans Risk					X					X				X	X	X
Loan Participations Risk					X					X				X	X	X
Senior Loans Risk					X					X				X	X	X
Unsecured Loans Risk					X					X				X	X	X
Delayed Settlement Risk					X					X				X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership (“MLP”) Risk					X					X			X	X	X	X
Mid Cap Securities Risk	X	X	X	X	X				X		X	X	X

	International Opportunities	International Value	MidCap	MidCap Value	Multi-Asset Income and Growth	Municipal Income	Municipal Opportunities	Municipal Short Duration	Quality Value	Short Duration	Small Cap Growth	Small Cap Value	Small Company	Strategic Income	Total Return Bond	World Bond
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities Risk					X	X	X	X		X				X	X	X
New Fund Risk
Non-Diversification Risk																X
Operational Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Capital Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Passive Investment Management Risk
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Placement Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Investments in Public Equity (PIPEs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Quantitative Investing Risk					X						X			X	X	X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Regional/Country Focus Risk	X	X														X
Investments in Central and South America	X	X	X	X	X				X	X	X	X	X	X	X	X
Investments in Europe	X	X	X	X	X				X	X	X	X	X	X	X	X
Investments in Asia	X	X	X	X	X				X	X	X	X	X	X	X	X
Investments in China	X	X	X	X	X				X	X	X	X	X	X	X	X
Investments in Russia	X	X	X	X	X				X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risks of Qualified Financial Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sector Risk	X	X	X	X					X		X	X	X
Utilities Sector Risk
Industrials Sector Risk
Securities Trusts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Small Capitalization Securities Risk	X	X	X	X	X				X		X	X	X	X		X
Sovereign Debt Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Structured Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Taxable Income Risk						X	X	X
To Be Announced (TBA) Transactions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales of TBA Investments Risk					X	X	X	X		X				X	X	X
Use as an Underlying Fund Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Value Investing Style Risk		X		X					X			X
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	Checks and Balances	Conservative Allocation	Growth Allocation	Moderate Allocation
Active Investment Management Risk		X	X	X
Active Trading Risk	X	X	X	X
Asset Allocation Risk	X	X	X	X
Asset-Backed Securities Risk	X	X	X	X
Collateralized Debt Obligations (CDOs) Risk	X	X	X	X
Asset Segregation	X	X	X	X
Bond Forwards Risk	X	X	X	X
Borrowing	X	X	X	X
Call Risk	X	X	X	X
Climate Change Investment Focus Risk		X	X	X
Commodities Regulatory Risk	X	X	X	X
Commodities Related Investments Risk		X	X	X
Convertible Securities Risk	X	X	X	X
Contingent Convertibles Risk	X	X	X	X
Synthetic Convertibles Risk	X	X	X	X
Counterparty Risk	X	X	X	X
Credit Risk	X	X	X	X
Credit Risk Transfer Securities Risk	X	X	X	X
Currency Risk	X	X	X	X

	Checks and Balances	Conservative Allocation	Growth Allocation	Moderate Allocation
Cybersecurity Risk	X	X	X	X
Depositary Receipts Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Options Contracts	X	X	X	X
Equity Linked Notes		X	X	X
Futures Contracts and Options on Futures Contracts	X	X	X	X
Swap Agreements and Swaptions	X	X	X	X
Inflation-Linked Instruments	X	X	X	X
Hybrid Instruments	X	X	X	X
Credit-Linked Securities	X	X	X	X
Indexed Securities and Structured Notes	X	X	X	X
Event-Linked Bonds	X	X	X	X
Foreign Currency Transactions	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X
Dividend Risk	X	X	X	X
Dollar Rolls Risk	X	X	X	X
Equity Risk	X	X	X	X
Special Purpose Acquisition Companies Risk	X	X	X	X
Exchange-Traded Funds (ETFs) Risk	X	X	X	X
Exchange-Traded Notes (ETNs) Risk	X	X	X	X
Event Risk	X	X	X	X
Fixed Income Securities	X	X	X	X
Foreign Investments Risk	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X
Principal Exchange Rate Linked Securities	X	X	X	X
Performance Indexed Paper	X	X	X	X
Settlement Risk	X	X	X	X
Fund of Funds Structure Risks	X	X	X	X
Government Intervention in Financial Markets	X	X	X	X
Growth Investing Style Risk	X	X	X	X
Healthcare-Related Securities Risk	X	X	X	X
High Yield Investments (“Junk Bonds”) Risk	X	X	X	X
Distressed Securities Risk	X	X	X	X
Illiquid Investments Risk	X	X	X	X
Industry Concentration Risk		X	X	X
Inflation Protected Debt Securities Risk	X	X	X	X
Initial Public Offerings (“IPO”) Risk	X	X	X	X
Interest Rate Risk	X	X	X	X
Interfund Lending Program	X	X	X	X
Inverse Floating Rate Securities Risk	X	X	X	X
Investment Grade Securities Risk	X	X	X	X
Investments in a Subsidiary Risk		X	X	X
Investments in Emerging Market Securities Risk	X	X	X	X
Sukuk Risk
Large Cap Securities Risk	X	X	X	X
Large Shareholder Transaction Risk	X	X	X	X
Lending Portfolio Securities Risk	X	X	X	X
LIBOR Risk	X	X	X	X
Liquidation of Funds	X	X	X	X
Loans and Loan Participations Risk	X	X	X	X
Floating Rate Loans Risk	X	X	X	X
Loan Participations Risk	X	X	X	X
Senior Loans Risk	X	X	X	X
Unsecured Loans Risk	X	X	X	X
Delayed Settlement Risk
Market Risk	X	X	X	X
Master Limited Partnership (“MLP”) Risk	X	X	X	X
Mid Cap Securities Risk	X	X	X	X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X
Mortgage-Related Securities Risk	X	X	X	X
Municipal Securities Risk	X	X	X	X
New Fund Risk		X	X	X
Non-Diversification Risk		X	X	X
Operational Risks	X	X	X	X
Other Capital Securities Risk	X	X	X	X
Other Investment Companies Risk	X	X	X	X

	Checks and Balances	Conservative Allocation	Growth Allocation	Moderate Allocation
Passive Investment Management Risk	X
Preferred Stock Risk	X	X	X	X
Private Placement Risk	X	X	X	X
Private Investments in Public Equity (PIPEs) Risk	X	X	X	X
Quantitative Investing Risk	X	X	X	X
Real Estate Related Securities Risk	X	X	X	X
Regional/Country Focus Risk		X	X	X
Investments in Central and South America	X	X	X	X
Investments in Europe	X	X	X	X
Investments in Asia	X	X	X	X
Investments in China	X	X	X	X
Investments in Russia	X	X	X	X
Repurchase and Reverse Repurchase Agreements Risk	X	X	X	X
Restricted Securities Risk	X	X	X	X
Risks of Qualified Financial Contracts	X	X	X	X
Sector Risk		X	X	X
Utilities Sector Risk		X	X	X
Industrials Sector Risk		X	X	X
Securities Trusts Risk	X	X	X	X
Small Capitalization Securities Risk	X	X	X	X
Sovereign Debt Risk	X	X	X	X
Structured Securities Risk	X	X	X	X
Taxable Income Risk	X	X	X	X
To Be Announced (TBA) Transactions Risk	X	X	X	X
Short Sales of TBA Securities Risk	X	X	X	X
Use as an Underlying Fund Risk
U.S. Government Securities Risk	X	X	X	X
Valuation Risk	X	X	X	X
Value Investing Style Risk	X	X	X	X
Volatility Risk	X	X	X	X
Warrants and Rights Risk	X	X	X	X
Zero Coupon Securities Risk	X	X	X	X
ACTIVE INVESTMENT MANAGEMENT RISK. The risk that, if the investment decisions and strategy of the portfolio manager(s) do not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the judgment of the portfolio manager(s) about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio manager(s)’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. In addition, to the extent a Fund allocates a portion of its assets to specialist portfolio managers, the styles employed by the different portfolio managers may not be complementary, which could adversely affect the Fund’s performance.
The financially material ESG factors that may be evaluated as part of a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG factors are not the only factors that may be considered by the portfolio manager(s) and as a result, the companies (or issuers) in which a Fund invests may not be considered ESG companies (or issuers) or have high ESG ratings. Further, the regulatory landscape with respect to ESG investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration.
ACTIVE TRADING RISK. Active or frequent trading of a Fund’s portfolio securities could increase a Fund’s transaction costs and may increase an investor’s tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
ASSET ALLOCATION RISK. Asset allocation risk is the risk that, if a Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its investment objective or may underperform other funds with similar investment strategies. To the extent a Fund employs a multiple portfolio manager structure and combines different strategies into a single fund, the investment styles employed by the portfolio managers of such Fund may not be complementary, which could adversely affect the performance of the Fund.
ASSET-BACKED SECURITIES RISK. Asset-backed securities are securities backed by a pool of some underlying asset, including but not limited to home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.
Asset-backed securities do not always have the benefit of a security interest in the underlying asset. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off amounts owed. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a Fund purchases asset-backed securities that are “subordinated” to other interests in the same asset-backed pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Tax-exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of each Fund’s investments.
Collateralized Debt Obligations (CDOs) Risk. A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (“SPE”) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid investments and subject to Rule 22e-4’s restrictions on investments in illiquid investments. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) a Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.
ASSET SEGREGATION. To the extent required by the current SEC guidelines, if a Fund engages in transactions that expose it to an obligation to another party, the Fund will either (i) hold an offsetting position for the same type of financial asset or (ii) maintain cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered pursuant to clause (i). Assets used as offsetting positions, designated on the Fund’s books or held in a segregated account cannot be sold while the position(s) requiring cover is/are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the Fund’s ability to meet shareholder redemption requests or other current obligations. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.
BOND FORWARDS RISK. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. When a Fund enters into a bond forward, it will also simultaneously enter into a reverse repurchase agreement. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of the collateral held or assets segregated by the Fund to cover the transaction is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.
In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (as described in “Asset Segregation” above), or otherwise “cover” its position in bond forwards in a manner consistent with the 1940 Act or the current rules and SEC interpretations thereunder. As discussed in "Risk Factors in Derivative Instruments" below, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein.
BORROWING. Each Fund may borrow money to the extent set forth under “Investment Objectives and Policies.” The Funds do not intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.
Each Fund participates in a 364-day committed line of credit pursuant to a credit agreement and may borrow under the line of credit for temporary or emergency purposes.
CALL RISK. Call risk is the risk that an issuer, especially during periods of falling interest rates, may redeem a security by repaying it early. Issuers may call outstanding securities prior to their maturity due to a decline in interest rates, a change in credit spreads or changes to or improvements in the issuer’s credit quality. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest the money it receives in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. This could potentially lower the Fund’s income, yield and its distributions to shareholders.
CLIMATE CHANGE INVESTMENT FOCUS RISK. A Fund's focus on securities of issuers that seek opportunities to address or benefit from climate change may affect the Fund’s exposure to certain sectors or types of investments. The Fund’s relative investment performance may also be impacted depending on whether such sectors or investments are in or out of favor with the market. Certain companies focused on sustainable energy and climate change solutions may be dependent on, and significantly affected by, developing technologies, short product life cycles, competition from new market entrants, fluctuations in energy prices and supply and demand of alternative energy sources. These companies also may be dependent on the government policies of U.S. and foreign governments, including tax incentives and subsidies, as well as on political support for certain environmental initiatives. In addition, under certain market conditions, a Fund may underperform funds that invest in a broader array of investments. A Fund’s exclusion of investments in companies with significant fossil fuel exposure, in particular, may adversely affect the Fund’s relative performance at times when such investments are performing well.
COMMODITIES REGULATORY RISK. Commodity-related companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. In addition, certain derivatives (for example, interest rate swaps) are considered to be commodities for regulatory purposes. The CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading.

Any of these actions, if taken, could adversely affect the returns of a Fund by limiting or precluding investment decisions the Fund might otherwise make. In addition, various national governments have expressed concern regarding the derivatives markets and the need to regulate such markets. Stricter laws, regulations or enforcement policies, with respect to the derivatives market, could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of commodity-related companies. The effect of any future regulatory change on a Fund is impossible to predict, but could be substantial and adverse to the Fund. Also, future regulatory developments may impact a Fund’s ability to invest in commodity-linked derivatives. In addition, the Internal Revenue Service (the “IRS”) has currently suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes and income generated by investments in controlled foreign corporations that invest in commodity-linked derivative instruments. See “Investments in a Subsidiary” below.
COMMODITIES RELATED INVESTMENTS RISK. Investment in commodity related securities or commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Volatility in the commodities markets may result in rapid and substantial changes (positive or negative) in the value of the Fund’s holdings. The value of commodity related securities and commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, lack of liquidity, and events or circumstances that affect a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments, as well as participation in the commodities markets of speculators as well as commodity index volatility generally. The value of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies and are subject to temporary distortions and other disruptions due to, among other factors, the participation of speculators. The commodity-linked securities in which a Fund invests may be issued by companies in the financial services sector, and thus events affecting the financial services sector may also cause the Fund’s share value to fluctuate. The frequency and magnitude of changes in the commodities markets cannot be predicted. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures commodities contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle to a greater extent than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.
In addition, in October 2020, the CFTC adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any swap transactions that are economically equivalent to the 25 specified contracts. The sub-advisers will need to consider whether the exposure created under these contracts might exceed the new and amended limits in anticipation of the applicable compliance dates, and the limits may constrain the ability of a Fund to use such contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers are currently eligible, which could limit the amount of speculative transaction capacity each such swap dealer would have available for a Fund prior to the applicable compliance date.
CONVERTIBLE SECURITIES RISK. The market value of a convertible security typically performs like that of a regular debt security; this means that if market interest rates rise, the value of a convertible security usually falls. Convertible securities are also subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).

Contingent Convertibles Risk. Contingent convertible securities (also known as contingent capital securities or CoCos) (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
Loss absorption risk – CoCos have no stated maturity and have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
Subordinated instruments – CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as a Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
Market value will fluctuate based on unpredictable factors – The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Synthetic Convertibles Risk. Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
COUNTERPARTY RISK. With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. A Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty. Over-the-counter derivatives may not offer a Fund the same level of protection as exchange traded derivatives.
CREDIT RISK. Credit risk is the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. A U.S. credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments. While it is impossible to predict the consequences of such an event, a default by the U.S. or credit downgrade could be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Periods of market volatility may increase credit risk.
CREDIT RISK TRANSFER SECURITIES RISK. Credit risk transfer (“CRT”) securities are fixed income securities that transfer the credit risk related to certain types of mortgage backed securities (“MBS”) to the owner of the CRT securities. If the underlying mortgages default, the principal of the CRT securities is used to pay back holders of the MBS. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage pools is transferred to a Fund. Therefore, a Fund could lose all or part of its investments in CRT securities in the event of default by the underlying mortgages.
CURRENCY RISK. The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. Foreign currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including: interest rates, inflation, changes in balance or payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S.

or abroad. Changes in foreign currency exchange rates will affect the U.S. dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by a Fund in that foreign currency. This may affect the Fund’s share price, income and distributions to shareholders. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. Currency risk may be particularly high to the extent that the Fund invests in foreign securities or currencies that are economically tied to emerging market countries. Some countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. For example, the Chinese government heavily regulates the domestic exchange of foreign currencies and renminbi ("RMB") exchange rates in China, which may adversely affect the operations and financial results of a Fund’s investments in China. At times, there may be insufficient offshore RMB for a Fund to remain fully invested in Chinese equities. Certain currencies may not be internationally traded, which could cause illiquidity with respect to a Fund’s investments in that currency and any securities denominated in that currency. Some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after a Fund’s income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases a Fund's exposure to foreign securities losses.
CYBERSECURITY RISK. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Funds. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Investment Manager, the sub-adviser(s), or the Funds’ other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Funds, the Investment Manager, the sub-adviser(s), or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
The Investment Manager, the sub-adviser(s), and their affiliates have established risk management systems that seek to reduce cybersecurity risks, and business continuity plans in the event of a cybersecurity breach. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Investment Manager, the sub-adviser(s), or their affiliates controls the cybersecurity systems of the Funds’ third-party service providers (including the Funds’ custodian), or those of the issuers of securities in which the Funds invest.
DEPOSITARY RECEIPTS RISK. A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including depositary receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Examples of depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Chinese Depositary Receipts (“CDRs”). ADRs are receipts typically issued by a U.S. bank or trust company that evidence underlying securities issued by a foreign corporation. ADRs are traded on U.S. securities exchanges, or in over-the-counter markets, and are denominated in U.S. dollars. EDRs and GDRs are similar instruments that are issued in Europe (EDRs) or globally (GDRs), traded on foreign securities exchanges and denominated in foreign currencies. Generally, CDRs, in registered from, are designed for use in the Chinese securities markets. CDRs may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The value of a depositary receipt will fluctuate with the value of the underlying security, reflect changes in exchange rates and otherwise involve the same risks associated with the foreign securities that they evidence or into which they may be converted. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of Unsponsored Depositary Receipts are not obligated to disclose information that would be considered material in the United States. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the depositary receipts.
A Fund may also invest in Global Depositary Notes (“GDN”), a form of depositary receipt. A GDN is a debt instrument created by a bank that evidences ownership of a local currency-denominated debt security. An investment in GDNs involves further risks due to certain features of GDNs. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local currency-denominated bonds; however, they trade, settle, and pay interest and principal in U.S. dollars, and are Depository Trust Company/Euroclear/Clearstream eligible. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN. See also “Foreign Investments” below.
DERIVATIVES RISK . A Fund may use instruments called derivatives or derivative investments. Although each Fund of Funds primarily invests in Underlying Funds, each Fund of Funds may invest directly in derivative investments such as futures and options and swap transactions to manage risk, to replicate securities the Fund of Funds could buy, or for other investment purposes. A derivative is a financial instrument the value of which is derived from the value of one or more underlying securities, commodities, currencies, indices, debt instruments, other derivatives or any other agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or freight rates) (each an “Underlying Instrument”). Derivatives contracts are either physically settled, which means the parties trade the Underlying Instrument itself, or cash settled, which means the parties simply make cash payments based on the value of the Underlying Instrument (and do not actually deliver or receive the Underlying Instrument). Derivatives may allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.
Many derivative contracts are traded on securities or commodities exchanges, the contract terms are generally standard, and the parties make payments due under the contracts through the exchange. Most exchanges require the parties to post margin against their obligations under the contracts, and the performance of the parties’ obligations under such contracts is usually guaranteed by the exchange or a related clearing corporation. Other derivative contracts are traded over-the-counter (“OTC”) in transactions negotiated directly between the counterparties. OTC derivative contracts do not have standard terms, so they are generally less liquid and more difficult to value than exchange-traded contracts. OTC derivatives also expose a Fund to additional credit risks to the extent a counterparty defaults on a contract. See “Additional Risk Factors and Considerations of OTC Transactions” below.
Depending on how a Fund uses derivatives and the relationships between the market values of the derivative and the Underlying Instrument, derivatives could increase or decrease a Fund’s exposure to the risks of the Underlying Instrument. Derivative contracts may also expose the Fund to additional liquidity and leverage risks. See “Risk Factors in Derivative Instruments” below.
A Fund may use derivatives for various purposes, including for cash flow management, as part of its overall investment strategy, to seek to replicate the performance of a particular index, or to seek to enhance returns. The use of derivatives to seek to enhance returns is considered speculative because a Fund is primarily seeking to achieve gains rather than to offset, or hedge, the risks of other positions. When a Fund invests in a derivative for speculative purposes, the Fund is fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative itself. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Hedging Risk. Each Fund may use derivative instruments to offset the risks, or to “hedge” the risks, associated with other Fund holdings. For example, derivatives may be used to hedge against movements in interest rates, currency exchange rates and the equity markets through the use of options, futures transactions and options on futures. Derivatives may also be used to hedge against duration risk in fixed-income investments. Losses on one Fund investment may be substantially reduced by gains on a derivative that reacts to the same market movements in an opposite manner. However, while hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative offsets the advantage of the hedge.
Among other risks, hedging involves correlation risk, which is the risk that changes in the value of the derivative will not match (i.e., will not offset) changes in the value of the holdings being hedged as expected by a Fund. In such a case, any losses on the Fund holdings being hedged may not be reduced or may even be increased as a result of the use of the derivative. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability effectively to hedge its portfolio.
There can be no assurance that the use of hedging transactions will be effective. No Fund is required to engage in hedging transactions, and each Fund may choose not to do so. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The Funds might not employ any of the derivatives strategies described below, and there can be no assurance that any strategy used will succeed. A Fund’s success in employing derivatives strategies may depend on a sub-adviser’s correctly forecasting interest rates, market values or other economic factors, and there can be no assurance that the sub-adviser’s forecasts will be accurate. If a sub-adviser’s forecasts are not accurate, the Fund may end up in a worse position than if derivatives strategies had not been employed at all. A Fund’s ability to use certain derivative transactions may be limited by tax considerations and certain other legal considerations. Further, suitable derivative transactions might not be available at all times or in all circumstances. Described below are certain derivative instruments and trading strategies the Funds may use (either separately or in combination) in seeking to achieve their overall investment objectives.
Options Contracts. An options contract, or an “option,” is a type of derivative. An option is an agreement between two parties in which one gives the other the right, but not the obligation, to buy or sell an Underlying Instrument at a set price (the “exercise price” or “strike price”) for a specified period of time, or to receive a cash settlement payment. The buyer of an option pays a premium for the opportunity to decide whether to carry out the transaction (exercise the option) when it is beneficial. The option seller (writer) receives the initial premium and is obligated to carry out the transaction if and when the buyer exercises the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Underlying Instruments. Options that are written on futures contracts, or futures options (discussed below), are subject to margin requirements similar to those applied to futures contracts. A Fund may engage in options transactions on any security or instrument in which it may invest, on any securities index based on securities in which it may invest or on any aggregates of equity and debt securities consisting of securities in which it may invest (aggregates are composites of equity or debt securities that are not tied to a commonly known index). A Fund may also enter into options on foreign currencies. As with futures and swaps (discussed below), the success of any strategy involving options depends on a sub-adviser’s analysis of many economic and mathematical factors, and a Fund’s return may be higher if it does not invest in such instruments at all. The sections below describe certain types of options and related techniques that a Fund may use.
Call Options – A call option gives the holder the right to purchase the Underlying Instrument at the exercise price, or to receive a cash settlement payment, for a fixed period of time. A Fund would typically purchase a call option in anticipation of an increase in value of the Underlying Instrument because owning the option allows the Fund to participate in price increases on a more limited risk basis than if the Fund had initially directly purchased the Underlying Instrument. If, during the option period, the market value of the Underlying Instrument exceeds the exercise price, plus the option premium paid by the Fund and any transaction costs the Fund incurs in purchasing the option, the Fund realizes a gain upon exercise of the option. Otherwise, the Fund realizes either no gain or a loss on its purchase of the option.
A Fund is also permitted to write (i.e., sell) “covered” call options, which obligate a Fund, in return for the option premium, to sell the Underlying Instrument to the option holder for the exercise price, or to make a cash settlement payment, if the option is exercised at any time before or on its expiration date. In order for a call option to be covered, a Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund owns the Underlying Instrument subject to the option (or, in the case of an option on an index, owns securities whose price changes are expected to be similar to those of the underlying index), (ii) the Fund has an absolute and immediate right to acquire the Underlying Instrument without additional cash consideration (or for additional cash consideration so long as the Fund segregates such additional cash amount) upon conversion or exchange of other securities in its portfolio, (iii) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position, or (iv) the Fund segregates assets with an aggregate value equal to the exercise price of the option.
A Fund would typically write a call option to generate income from the option premium and/or in anticipation of a decrease, or only a limited increase (i.e., an increase that is less than the option premium received by the Fund in writing the option), in the market value of the Underlying Instrument. In writing a call option, however, a Fund would not profit if the market value of the Underlying Instrument increases to an amount that exceeds the sum of the exercise price plus the premium received by the Fund. Also, a Fund cannot sell the Underlying Instrument while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as option writer by means of an offsetting purchase of an identical option prior to the expiration or exercise of the option it has written.
Put Options – A put option gives the holder the right to sell the Underlying Instrument at the exercise price, or to receive a cash settlement payment, for a fixed period of time. A Fund would typically purchase a put option in anticipation of a decline in market values of securities. This limits the Fund’s potential for loss in the event that the market value of the Underlying Instrument falls below the exercise price.
A Fund is also permitted to write covered put options on the securities or instruments in which it may invest. In order for a put option to be covered, a Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or (ii) the Fund segregates assets or cash with an aggregate value equal to the exercise price of the option.

A Fund would typically write a put option on an Underlying Instrument to generate income from premiums and in anticipation of an increase or only a limited decrease in the value of the Underlying Instrument. However, as writer of the put and in return for the option premium, a Fund takes the risk that it may be required to purchase the Underlying Instrument at a price in excess of its market value at the time of purchase. Because the purchaser may exercise its right under the option contract at any time during the option period, a Fund has no control over when it may be required to purchase the Underlying Instrument unless it enters into a closing purchase transaction.
Collars and Straddles – A Fund may employ collars, which are options strategies in which a call with an exercise price greater than the price of the Underlying Instrument (an “out-of-the-money call”) is sold and an in-the-money put (where the exercise price is again above the price of the Underlying Instrument) is purchased, to preserve a certain return within a predetermined range of values. A Fund may also write covered straddles consisting of a combination of a call and a put written on the same Underlying Instrument. A straddle is covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Options on Indices – A Fund is permitted to invest in options on any index made up of securities or other instruments in which the Fund itself may invest. Options on indices are similar to options on securities except that index options are always cash settled, which means that upon exercise of the option the holder receives cash equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple that determines the total monetary value for each point of such difference. As with other written options, all index options written by a Fund must be covered.
Risks Associated with Options – There are several risks associated with options transactions. For example, there are significant differences between the options market and the securities markets that could result in imperfect correlation between the two markets. Such imperfect correlation could then cause a given transaction to fail to achieve its objectives. Options are also subject to the risks of an illiquid secondary market, whether those options are traded over-the-counter or on a national securities exchange. There can be no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the Underlying Instruments or dispose of the segregated assets used to cover the options until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Instruments. Moreover, a Fund’s ability to engage in options transactions may be limited by tax considerations and other legal considerations.
The presence of a liquid secondary market on an options exchange may dry up for any or all of the following reasons: (i) there may be insufficient trading interest in certain options; (ii) the exchange may impose restrictions on opening or closing transactions or both; (iii) the exchange may halt or suspend trading, or impose other restrictions, on particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal exchange operations; (v) the facilities of the exchange or its related clearing corporation may at times be inadequate to handle trading volume; and/or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options), in which event the secondary market on that exchange (or in such classes or series of options) would cease to exist. However, if the secondary market on an exchange ceases to exist, it would be expected (though it cannot be guaranteed) that outstanding options on that exchange, if any, that had been issued as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
A Fund’s options transactions will also be subject to limitations, established by exchanges, boards of trade or other trading facilities, governing the maximum number of options in each class that may be written or purchased by any single investor or a group of investors acting in concert. As such, the number of options any single Fund can write or purchase may be affected by options already written or purchased by other Hartford Funds. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and/or impose sanctions. Also, the hours of trading for options may not conform to the hours during which the Underlying Instruments are traded. To the extent that the options markets close before the markets for the Underlying Instruments, significant price movements can take place in the underlying markets that would not be reflected in the options markets.
OTC options implicate additional liquidity and credit risks. Unlike exchange-listed options, where an intermediary or clearing corporation assures that the options transactions are properly executed, the responsibility for performing OTC options transactions rests solely on the writer and holder of those options. See “Additional Risk Factors and Considerations of OTC Transactions” below.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends on a sub-adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. See “Risk Factors in Derivative Instruments” below.
Additional Risk Associated with Options on Indices – The writer’s payment obligation under an index option (which is a cash-settled option) usually equals a multiple of the difference between the exercise price, which was set at initiation of the option, and the closing index level on the date the option is exercised. As such, index options implicate a “timing risk” that the value of the underlying index will change between the time the option is exercised by the option holder and the time the obligation thereunder is settled in cash by the option writer.
Equity Linked Notes. Investments in equity linked notes (“ELNs”) often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and a Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment. See also “Foreign Investments – Linked Notes” below.
Futures Contracts and Options on Futures Contracts. A futures contract, which is a type of derivative, is a standardized, exchange-traded contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specified quantity of an Underlying Instrument at a specified price and specified future time, or to make a cash settlement payment. A Fund is generally permitted to invest in futures contracts and options on futures contracts with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities (aggregates are composites of equity or debt securities that are not tied to a commonly known index), interest rates, indices, commodities and other financial instruments.
No price is paid upon entering into a futures contract. Rather, when a Fund purchases or sells a futures contract it is required to post margin (“initial margin”) with the futures commission merchant (“FCM”) executing the transaction. The margin required for a futures contract is usually less than ten percent of the contract value, but it is set by the exchange on which the contract is traded and may by modified during the term of the contract. Subsequent payments, known as “variation margin,” to and from the FCM, will then be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates (a process known as “marking to market”). If a Fund has insufficient cash available to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Futures involve substantial leverage risk.
An option on a futures contract (“futures option”) gives the option holder the right (but not the obligation) to buy or sell its position in the underlying futures contract at a specified price on or before a specified expiration date. As with a futures contract itself, a Fund is required to deposit and maintain margin with respect to futures options it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.
The sale of a futures contract limits a Fund’s risk of loss, prior to the futures contract’s expiration date, from a decline in the market value of portfolio holdings correlated with the futures contract. In the event the market values of the portfolio holdings correlated with the futures contract increase rather than decrease, however, a Fund will realize a loss on the futures position and a lower return on the portfolio than would have been realized without the purchase of the futures contract.
Positions taken in the futures markets are usually not held to maturity but instead liquidated through offsetting transactions that may result in a profit or loss. While the Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the Underlying Instrument whenever it appears economically advantageous to do so.
A Fund is permitted to enter into a variety of futures contracts, including interest rate futures, index futures, currency futures and commodity futures, and options on such futures contracts. A Fund may also invest in instruments that have characteristics similar to futures contracts, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity or currency at a future point in time. The risks of such investments reflect the risks of investing in futures and derivatives generally, including volatility and illiquidity.
Risks Associated with Futures and Futures Options – The primary risks associated with the use of futures contracts and options are: (a) imperfect correlation between the change in market value of instruments held by a Fund and the price of the futures contract or option; (b) the possible lack of an active market for a futures contract or option, or the lack of a liquid secondary market for a futures option, and the resulting inability to close the futures contract or option when desired; (c) losses, which are potentially unlimited, caused by unanticipated market movements; (d) a sub-adviser’s failure to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. Futures contracts and futures options also involve brokerage costs, require margin deposits and, under current regulatory requirements in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options. Moreover, futures are inherently volatile, and a Fund’s ability to engage in futures transactions may be limited by tax considerations and other legal considerations.
U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
Additional Considerations of Commodity Futures Contracts – In addition to the risks described above, there are several additional risks associated with transactions in commodity futures contracts. In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract. To the extent that storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.
Other Considerations Related to Options and Futures Options – A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.
Swap Agreements and Swaptions. A swap agreement, or a swap, is a type of derivative instrument. Swap agreements are entered into for periods ranging from a few weeks to more than one year. In a standard swap, two parties exchange the returns (or differentials in rates of return) earned or realized on an Underlying Instrument. The gross returns to be exchanged (or “swapped”) between the parties are calculated with respect to a “notional amount,” which is a predetermined dollar principal that represents the hypothetical underlying quantity upon which the parties’ payment obligations are computed. The notional amount may be, among other things, a specific dollar amount invested, for example, at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities that represents a particular index. The notional amount itself normally is not exchanged between the parties, but rather it serves as a reference amount from which to calculate the parties’ obligations under the swap.
A Fund will usually enter into swap agreements on a “net basis,” which means that the two payment streams are netted out with each party receiving or paying, as the case may be, only the net amount of the payments. A Fund’s obligations under a swap agreement are generally accrued daily (offset against any amounts owing to the Fund), and under current regulatory requirements accrued but unpaid net amounts owed to a counterparty are covered by segregating liquid assets, marked to market daily, to avoid leveraging the Fund’s portfolio. If a Fund enters into a swap on other than a net basis, the Fund will segregate the full amount of its obligations under such swap. A Fund may enter into swaps, caps, collars, floors and related instruments with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by a sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies under the transaction documents, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.
A Fund may engage in a wide variety of swap transactions, including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars, and floors. In addition, to the extent a Fund is permitted to invest in foreign currency-denominated securities, it may invest in currency swaps. A Fund may also enter into options on swap agreements (“swaptions”). Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The sections below describe certain swap arrangements and related techniques that the Funds may use.
Interest Rate Swaps, Caps, Floors and Collars – Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate and total rate of return swaps is typically limited to the net amount of interest payments that a Fund is contractually obligated to make.
Among other techniques, a Fund may use interest rate swaps to hedge interest rate and duration risk, which can be particularly sensitive to interest rate changes. Duration measures the sensitivity in prices of fixed-income securities to changes in interest rates; the duration of a portfolio or basket of bonds is the weighted average of the individual component durations. Longer maturity bonds typically have a longer duration than shorter maturity bonds and, therefore, higher sensitivity to interest rate changes. In an environment where interest rates are expected to rise, a Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points (such as two-, five- and 10- year duration points).

A Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified interest rate index exceeds a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified interest rate falls below a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Caps, floors and collars may be less liquid than other types of derivatives.
Commodity Swaps – A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based Underlying Instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based Underlying Instrument. In a total return commodity swap, a Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee. As with other types of swap agreements, if the commodity swap lasts for a finite period of time, the swap may be structured such that the Fund pays a single fixed fee established at the outset of the swap. However, if the term of the commodity swap is ongoing, with interim swap payments, the Fund may pay a variable or “floating” fee. Such a variable fee may be pegged to a base rate and is adjusted at specific intervals. As such, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date. See “LIBOR Risk” below.
Currency Swaps – A currency swap agreement is a contract in which two parties exchange one currency (e.g., U.S. dollars) for another currency (e.g., Japanese yen) on a specified schedule. The currency exchange obligations under currency swaps could be either interest payments calculated on the notional amount or payments of the entire notional amount (or a combination of both). A Fund may engage in currency swap agreements as a tool to protect against uncertainty and fluctuations in foreign exchange rates in the purchase and sale of securities. However, the use of currency swap agreements does not eliminate, or even always mitigate, potential losses arising from fluctuations in exchange rates. In the case of currency swaps that involve the delivery of the entire notional amount of currency in exchange for another currency, the entire notional principal of the currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.
Credit Default Swaps – A credit default swap (“CDS”) is an agreement between two parties whereby one party (the “protection buyer”) makes an up-front payment or a stream of periodic payments over the term of the CDS to the other party (the “protection seller”), provided generally that no event of default or other credit-related event (a “credit event”) with respect to an Underlying Instrument occurs. In return, the protection seller agrees to make a payment to the protection buyer if a credit event does occur with respect to the Underlying Instrument. The CDS market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Credit default swaps typically last between six months and three years, provided that no credit event occurs. Credit default swaps may be physically settled or cash settled.
A Fund may be either the protection buyer or the protection seller in a CDS. A Fund generally will not buy protection on issuers that are not currently held by that particular Fund. However, a Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between such Fund’s holdings or exposures and the reference entities in the credit default swap. If the Fund is the protection buyer and no credit event occurs, the Fund loses its entire investment in the CDS (i.e., an amount equal to the aggregate amount of payments made by the Fund to the protection seller over the term of the CDS). However, if a credit event does occur, the Fund (as protection buyer), will deliver the Underlying Instrument to the protection seller and is entitled to a payment from the protection seller equal to the full notional value of the Underlying Instrument, even though the Underlying Instrument at that time may have little or no value. If the Fund is the protection seller and no credit event occurs, the Fund receives a fixed income throughout the term of the CDS (or an up-front payment at the beginning of the term of the CDS) in the form of payments from the protection buyer. However, if the Fund is the protection seller and a credit event occurs, the Fund is obligated to pay the protection buyer the full notional value of the Underlying Instrument in return for the Underlying Instrument (which may at that time be of little or no value).
A Fund may also invest in transactions on credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”). A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits. Also, if a restructuring credit event occurs in an iTraxx index, the Fund as protection buyer may receive a single name CDS contract representing the relevant constituent.

A Fund may enter into a CDSI transaction as either protection buyer or protection seller. If the Fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the Fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the Fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the Fund, coupled with the periodic payments previously received by the Fund, may be less than the full notional value that the Fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the Fund. Furthermore, as a protection seller, the Fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.
The use of CDSI, like all other swap agreements, is subject to certain risks, including the risk that a Fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the Fund might have may be subject to applicable bankruptcy laws, which could delay or limit the Fund’s recovery. Thus, if the Fund’s counterparty to a CDSI transaction defaults on its obligation to make payments thereunder, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays. Certain CDSI transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps.
Total return swaps, asset swaps, inflation swaps and similar instruments – A Fund may enter into total return swaps, asset swaps, inflation swaps and other types of swap agreements. In a total return swap, the parties exchange the total return (i.e., interest payments plus any capital gains or losses) of an Underlying Instrument (or basket of such instruments) for the proceeds of another Underlying Instrument (or basket of such instruments). Asset swaps combine an interest rate swap with a bond and are generally used to alter the cash flow characteristics of the Underlying Instrument. For example, the parties may exchange a fixed investment, such as a bond with guaranteed coupon payments, for a floating investment like an index. Inflation swaps are generally used to transfer inflation risk. See “Inflation-Linked Instruments” herein.
Swaptions – A Fund may also enter into swap options, or “swaptions.” A swaption is a contract that gives one party the right (but not the obligation), in return for payment of the option premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time and on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the option premium it paid should it decide not to exercise the option. When a Fund writes a swaption, however, it is obligated according to the terms of the underlying agreement if the option holder exercises the option.
Risks Associated with Swaps and Swaptions – Investing in swaps and swaptions, and utilizing these and related techniques in managing a Fund portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions. These investments involve significant risk of loss. Whether a Fund’s use of swaps will be successful in furthering its investment objective will depend on a sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. If a sub-adviser is incorrect in its forecast of market values, the sub-adviser’s utilization of swap arrangements and related techniques could negatively impact the Fund’s performance.
The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Also, certain restrictions imposed by the Code may limit a Fund’s ability to use swap agreements.
If the creditworthiness of a Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses. Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. However, a Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined. There can be no assurance that a Fund will be able to enter into swap transactions at prices or on terms a sub-adviser believes are advantageous to such Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased. Investing in swaps and related techniques involves the risks associated with investments in derivative instruments. Please see “Risk Factors in Derivative Instruments” and “Additional Risk Factors and Considerations of OTC Transactions” below.
Inflation-Linked Instruments. A Fund is permitted to invest in a variety of inflation-linked instruments, such as inflation-indexed securities and inflation-linked derivatives, to manage inflation risk or to obtain inflation exposure. Inflation – a general rise in the prices of goods and services – is measured by inflation indices like the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics, and the Retail Prices Index (RPI), which is calculated by the United Kingdom’s Office for National Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Inflation-linked derivatives are derivative instruments that tie payments to an inflation index. Currently, most inflation derivatives are in the form of inflation swaps, such as CPI swaps. A CPI swap is a fixed-maturity, over-the-counter derivative where one party pays a fixed rate in exchange for payments tied to the CPI. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between Treasury yields and Treasury inflation protected securities (“TIPS”) yields of similar maturities at the initiation of the swap agreement. CPI swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of a CPI swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation, as measured by the CPI. A CPI swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.
Other types of inflation derivatives include inflation options and futures. There can be no assurance that the CPI, or any foreign inflation index, will accurately measure the rate of inflation in the prices of consumer goods and services. Further, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Moreover, inflation-linked instruments are subject to the risks inherent in derivative transactions generally. See “Risk Factors in Derivative Instruments” herein. The market for inflation-linked instruments is still developing. Each Fund reserves the right to use the instruments discussed above and similar instruments that may be available in the future.
Hybrid Instruments. A hybrid instrument is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity and/or a derivative. For example, an oil company might issue a commodity-linked bond that pays a fixed level of interest plus additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level. This is a hybrid instrument combining a bond with an option on oil.
Depending on the types and terms of hybrid instruments, they present risks that may be similar to, different from or greater than those associated with more traditional investments with similar characteristics. Hybrid instruments are potentially more volatile than more traditional investments and, depending on the structure of the particular hybrid, may expose a Fund to additional leverage and liquidity risks. Moreover, the purchase of hybrids exposes a Fund to the credit risk of the issuers of the hybrids. Described below are certain hybrid instruments a Fund may use in seeking to achieve its investment objective. Each Fund reserves the right to use the instruments mentioned below and similar instruments that may be available in the future.
Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities. Investments in credit-linked securities normally consist of the right to receive periodic payments during the term and payment of principal at the end of the term. However, these payments depend on the issuer’s own investments in derivative instruments and are, accordingly, subject to the risks associated with derivative instruments, which include volatility, illiquidity and counterparty risk.
Indexed Securities and Structured Notes. Indexed securities are derivative securities the interest rate or principal of which is determined by an unrelated indicator (e.g., a currency, security, commodity or index). Structured notes are debt indexed securities. Indexed securities implicate a high degree of leverage, which magnifies the potential for gain and the risk of loss, when they include a multiplier that multiplies the indexed element by a specific factor.
Structured notes and indexed securities can be very volatile investments because, depending on how they are structured, their value may either increase or decrease in response to the value of the Underlying Instruments. The terms of these securities may also provide that in some instances no principal is due at maturity, which may result in a loss of invested capital. These instruments also may entail a greater degree of market risk than other types of securities because the investor bears the risk not only of the instrument but also of the unrelated indicator. Indexed securities may involve significant credit risk and liquidity risk and, as with other sophisticated strategies, a Fund’s use of these instruments may not work as intended.
Event-Linked Bonds. A Fund may invest in “event-linked bonds” (or “catastrophe bonds”). The event-linked bond market is a growing sector of the global fixed income market that provides investors with high return potentials in exchange for taking on “event risk,” such as the risk of a major hurricane, earthquake or pandemic. If such trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond. Some event-linked bonds provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred. Such extension may increase volatility. Event-linked bonds may also expose a Fund to other unanticipated risks including credit risk, counterparty risk, liquidity risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risks inherent in derivative transactions. See “Risk Factors in Derivative Instruments” below.
Foreign Currency Transactions. A Fund also may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and they may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts. A Fund may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and/or to seek to enhance returns. A Fund may enter into currency transactions only with counterparties that a sub-adviser deems to be creditworthy. Certain of the foreign currency transactions the Funds may use are described below.
Forward Currency Contracts – A Fund may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. Forwards are contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price or to make a cash settlement payment on a future date. The market value of a forward fluctuates with changes in foreign currency exchange rates. Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation. A Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability. Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.
A Fund may use a forward in a “settlement hedge,” or “transaction hedge,” to lock in the U.S. dollar price on the purchase or sale of securities denominated in a foreign currency between the time when the security is purchased or sold and the time at which payment is received. Forward contracts on foreign currency may also be used by a Fund in anticipation generally of the Fund’s making investments denominated in a foreign currency, even if the specific investments have not yet been selected by a sub-adviser.
In a “position hedge,” a Fund uses a forward contract to hedge against a decline in the value of existing investments denominated in foreign currency. For example, a Fund may enter into a forward contract to sell Japanese yen in return for U.S. dollars in order to hedge against a possible decline in the yen’s value. Position hedges tend to offset both positive and negative currency fluctuations. Alternately, a Fund could hedge its position by selling another currency expected to perform similarly to the Japanese yen. This is called a “proxy hedge” and may offer advantages in terms of cost, yield or efficiency. However, proxy hedges may result in losses if the currency used to hedge does not move in tandem with the currency in which the hedged securities are denominated.
A Fund may also engage in cross-hedging by entering into forward contracts in one currency against a different currency. Cross-hedging may be used to limit or increase exposure to a particular currency or to establish active exposure to the exchange rate between the two currencies.
Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
Forward Rate Agreements – A Fund may also enter into forward rate agreements. Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by a Fund would be taxable. These instruments may be traded in the OTC market. These transactions involve risks, including counterparty risk. See “Risk Factors in Derivative Instruments” below.
Currency Swaps, Options and Futures – In order to protect against currency fluctuations and for other investment purposes, a Fund may enter into currency swaps, options and futures. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. See “Swap Agreements and Swaptions – Currency Swaps,” “Options Contracts,” and “Futures Contracts and Options on Futures Contracts” herein.
Additional Risks Associated with Foreign Currency Transactions – It is extremely difficult to forecast currency market movements, and whether any hedging or other investment strategy will be successful is highly uncertain. Further, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward. Therefore, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if a sub-adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. To the extent a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and reduce its total return as a result of its hedging transactions. It is impossible to hedge fully or perfectly against the effects of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force a Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund.
A Fund may buy or sell foreign currency options either on exchanges or in the OTC market. Foreign currency transactions on foreign exchanges may not be regulated to the same extent as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Foreign currency transactions are also subject to the risks inherent in investments in foreign markets. Please see “Foreign Investments” below.
Risk Factors in Derivative Instruments. Derivatives are volatile and involve significant risks, including:
Correlation Risk – the risk that changes in the value of a derivative instrument will not match the changes in the value of the Fund holdings that are being hedged.
Counterparty Risk – the risk that the party on the other side of an OTC derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Credit Risk – the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in and/or exposure to that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Index Risk – in respect of index-linked derivatives, the risks associated with changes in the underlying indices. If an underlying index changes, a Fund may receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction from the reference index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Interest Rate Risk – the risk that the value of an investment may decrease when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk (interest rate risk is commonly measured by a fixed income investment’s duration). Falling interest rates also create the potential for a decline in a Fund’s income.
Leverage Risk – the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount being invested) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that substantially exceed the amount originally invested.
Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes the security is currently worth.
Short Position Risk – A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.
Tax Risk – The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments, and could impair the ability of a sub-adviser to use derivatives when it wishes to do so.
The potential loss on derivative instruments may be substantial relative to the initial investment therein. A Fund incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

Recent SEC Regulatory Change - In late October 2020, the SEC adopted new Rule 18f-4 related to the use of derivatives and certain other transactions by registered investment companies that will, at the time of the compliance date, rescind and withdraw the guidance of the SEC and the SEC staff regarding asset segregation and coverage. Under Rule 18f-4, each Fund will need to trade derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements) subject to a value-at-risk (“VaR”) leverage limit, certain other testing and derivatives risk management program requirements and requirements related to board reporting. These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4. Reverse repurchase agreements will continue to be subject to the current asset coverage requirements, and a Fund trading reverse repurchase agreements will need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio (unless the Fund determines to treat such agreements and transactions as derivatives for all purposes under the rule). Reverse repurchase agreements will not be included in the calculation of whether a Fund is a limited derivatives user (unless the Fund determines to treat such agreements and transactions as derivatives for all purposes under the rule), but if the Fund is subject to the VaR testing, reverse repurchase agreements and similar financing transactions will be included for purposes of such testing. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit the Companies' securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these new requirements may limit a fund’s ability to use derivatives and reverse repurchase agreements and similar financing transactions as part of the Fund’s investment strategies. These new requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. Compliance with the new rule will be required in August 2022.
Additional Risk Factors and Considerations of OTC Transactions. Certain derivatives traded in OTC markets, including swaps, OTC options and indexed securities, involve substantial liquidity risk. This risk may be increased in times of financial stress if the trading market for OTC derivatives contracts or otherwise becomes restricted. The absence of liquidity may make it difficult or impossible for a Fund to ascertain a market value for such instruments and/or to sell them promptly and at an acceptable price.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The counterparty’s failure to honor its obligations would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction. Certain swaps traded in the OTC markets require exchange of variation margin payments between the parties, which can reduce but does not eliminate counterparty credit risk. In addition, closing transactions can be made for OTC options only by negotiating directly with the counterparty or effecting a transaction in the secondary market (if any such market exists). There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option at any time prior to its expiration, if at all.
DIVIDEND RISK. Income provided by a Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing a Fund to underperform funds that do not focus on dividends. A Fund’s focus on dividend yielding investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.
DOLLAR ROLLS RISK. A Fund may enter into “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent that the price received for the securities sold is higher than the forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique would adversely affect the Fund’s investment performance. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of a Fund’s sub-adviser to predict interest rates correctly. There can be no assurance that dollar rolls can be successfully employed. In addition, if a Fund uses dollar rolls while remaining substantially fully invested, the amount of a Fund’s assets that are subject to market risk would exceed such Fund’s net asset value, which could result in increased volatility of the price of the Fund’s shares. Further, entering into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before a Fund is able to purchase it, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, but not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

EQUITY RISK. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Special Purpose Acquisition Companies Risk – A Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.
EXCHANGE-TRADED FUNDS (ETFs) RISK. ETFs are registered investment companies that trade their shares on stock exchanges (such as the NYSE Arca, Cboe BZX, and NASDAQ) at market prices (rather than net asset value) and only are redeemable from the fund itself in large increments or in exchange for baskets of securities. As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector, or they may be actively managed. An investment in an ETF generally implicates the following risks: (i) the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF; (ii) the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy may not produce the intended results; (iv) the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to the Fund; (v) the risk that an ETF may trade at a price that is lower than its net asset value; and (vi) the risk that an active market for the ETF’s shares may not develop or be maintained. Also, a Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which it invests. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted. A Fund may pay brokerage commissions in connection with the purchase and sale of shares of ETFs. Please see “Other Investment Companies” below.
EXCHANGE-TRADED NOTES (ETNs) RISK. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks, including credit risk, similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and a Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index. Each Fund of Funds may directly invest in ETNs.
EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by the issuer’s taking on additional debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
FIXED INCOME SECURITIES. A Fund is permitted to invest in fixed income securities including, but not limited to: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations (“CMOs”); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies or other foreign issuers; (6) commercial mortgage-backed securities; and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).
FOREIGN INVESTMENTS RISK. A Fund may invest in foreign issuers and borrowers, which include: (1) companies organized outside of the United States, including in emerging market countries; (2) foreign sovereign governments and their agencies, authorities, instrumentalities and political subdivisions, including foreign states, provinces or municipalities; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. These securities may be denominated or quoted in, or pay income in, U.S. dollars or in a foreign currency. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.
Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. entities. Less information may be available about foreign entities compared with U.S. entities. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Other potential foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.
Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of a Fund’s investments. Such developments could lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Those events as well as other changes in regional economic and political conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries. Please see “Regional/Country Focus Risk” below, which sets forth additional information regarding risks associated with investing in certain geographic regions and countries.
Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected by changes in exchange rates. Please see “Currency Risk” above.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically generated in the settlement of U.S. investments. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions being undertaken; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may remain uninvested with no return earned thereon for some period. There may also be the danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund. Further, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events. In connection with any of these events, and other similar circumstances, a Fund may experience losses because of failures of or defects in settlement systems.

There are additional and magnified risks involved with investments in emerging or developing markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements that are less efficient than in developed markets. In addition, the economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Investments in Emerging Market Securities” below.
FUND OF FUNDS STRUCTURE RISKS. Each Fund of Funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund of Funds allocates to each Underlying Fund. An investor in a fund that employs a Fund of Funds structure indirectly bears fees and expenses charged by the Underlying Funds in addition to the fund’s direct fees and expenses. The Fund of Funds structure could increase or decrease gains and could affect the timing, amount and character of distributions from an Underlying Fund to an investor in that Underlying Fund. Reallocating the assets of a Fund of Funds will subject such Fund of Funds to higher portfolio turnover. As a result of the reallocation, such Fund of Funds may indirectly incur higher transaction costs. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. Similarly, each Fund of Funds is subject to similar risks as those mentioned above with respect to any unaffiliated money market fund in which that Fund of Funds invests. The risks of the underlying equity funds include risks specific to their strategies, such as small-cap securities risk, value or growth investing style risk and foreign investments risk, among others, as well as risks related to the equity markets in general. The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk. Also, management of Funds of Funds entails potential conflicts of interest because the Funds of Funds invest in affiliated Underlying Funds. Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the investment adviser or sub-adviser(s), as applicable, may therefore have an incentive to allocate more of a fund of fund’s assets to the more profitable Underlying Funds. With respect to Checks and Balances Fund, the investment allocation limitations make the Checks and Balances Fund less flexible in its investment strategies than other Funds of Funds.
Each Fund of Funds may invest in derivatives and other instruments that are not “securities” within the meaning of the 1940 Act pursuant to an exemptive order issued by the SEC.
GOVERNMENT INTERVENTION IN FINANCIAL MARKETS. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. For example, in response to the outbreak of COVID-19, the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) into law in March 2020, which provides approximately $2.0 trillion in economic relief to certain businesses and individuals affected by COVID-19. There can be no guarantee that the CARES Act or other economic stimulus bills (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect a Fund’s investments.
In addition, instability in the financial markets during and after the 2008-2009 financial downturn also led the U.S. Government and governments across the world to take a number of actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. Each Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. HFMC and the sub-adviser(s), as applicable, will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.
The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.
GROWTH INVESTING STYLE RISK. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. The price of a growth company’s stock may decrease, or may not increase to the level anticipated by a sub-adviser. Growth companies are often newer or smaller companies, or established companies that may be entering a growth cycle in their business. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
HEALTHCARE-RELATED SECURITIES RISK. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete. The profitability of healthcare-related companies may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business.
Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years, both local and national governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.
HIGH YIELD INVESTMENTS (“JUNK BONDS”) RISK. Unless stated otherwise in a Fund’s prospectus, any security or loan with a long-term credit rating of “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”), “BB” or lower by Standard and Poor’s Corporation (“S&P”) or “BB” or lower by Fitch, Inc. (“Fitch”), as well as any security or loan that is unrated but determined by a sub-adviser to be of comparable quality, is below investment grade.
Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities,” “junk bonds,” “leveraged loans” or “emerging market debt,” as the case may be. Each rating category has within it different gradations or sub-categories. Descriptions of the debt securities and bank loans ratings system, including the speculative characteristics attributable to each ratings category, are set forth in Appendix B to this SAI.
Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds are also subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities. Further, issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

In addition, junk bonds frequently have redemption features that permit an issuer to repurchase the security before it matures. If an issuer redeems junk bonds owned by a Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income. Junk bonds may also be less liquid than higher rated fixed income securities, even under normal economic conditions. Moreover, there are relatively few dealers in the junk bond market, and there may be significant differences among these dealers’ price quotes. Because they are less liquid, judgment may play a greater role in valuing these securities than is the case with securities that trade in a more liquid market.
A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a junk bond does not necessarily take into account its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. As such, these investments often have reduced values that, in turn, negatively impact the value of the Fund’s shares. If a security or bank loan is downgraded to a rating category that does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.
Distressed Securities Risk. A Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Investments in such distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities, including equity securities, with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale, and sales may be possible only at substantial discounts. Distressed securities and any securities received in exchange for such securities may also be difficult to value and/or liquidate.
ILLIQUID INVESTMENTS RISK. An illiquid investment means an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment, as determined under the Fund's liquidity risk management program. A Fund may not be able to sell illiquid securities or other investments when a sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. Illiquid investments also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund’s net asset value.
Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the security, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated such that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to OTC securities, the continued viability of any OTC secondary market depends on the continued willingness of dealers and other participants to purchase the securities.
If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. However, this requirement will not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
INDUSTRY CONCENTRATION RISK. Because a Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely.
IMPACT AND SOCIALLY RESPONSIBLE INVESTING RISK. The application of a Fund’s impact and socially responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor with the market. Certain investments in the sustainable energy or clean water solutions industries may be dependent on significantly affected by developing technologies, short product life cycles, competition from new market entrants, fluctuations in energy prices and supply and demand of alternative energy sources. These investments may also be dependent on the government policies of U.S. and foreign governments, including tax incentives and subsidies, as well as on political support for certain environmental initiatives. In addition, under certain market conditions, a Fund may underperform funds that invest in a broader array of investments.
INFLATION PROTECTED DEBT SECURITIES RISK. A Fund may invest in inflation-protected debt securities, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The value of inflation protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.
Inflation protected securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury, among some other issuers, issues inflation protected securities that accrue inflation into the principal value of the security and other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation protected securities exist which use an inflation index other than the CPI. Inflation protected securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.
Repayment of the original security principal upon maturity (as adjusted for inflation) is generally guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the securities is not guaranteed and will fluctuate. Other inflation related securities may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.
The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.
The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INITIAL PUBLIC OFFERINGS (“IPO”) RISK. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO is complete. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
INTEREST RATE RISK. Interest rate risk is the risk that an investment held by a Fund may go down in value when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. A variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Falling interest rates may also lead to a decline in a Fund’s income. Interest rates in the United States are near historic lows. This may increase a Fund’s exposure to risks associated with rising rates, which may be particularly relevant for a Fund under current economic conditions, in which interest rates remain near historic lows. To the extent the Federal Reserve Board (the “Fed”) raises interest rates, there is a risk that interest rates across the U.S. financial system may rise. Actions taken by the Fed or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond holdings at any given time. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities. Moreover, in response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including, among other things, lowering interest rates. Interest rates in the United States are currently at historically low levels. During periods when interest rates are low (or negative), a Fund’s yield (or total return) may also be low and fall below zero. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates and/or volatility. Certain European countries and Japan have pursued negative interest rate policies. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to help create self-sustaining growth in the local economy. To the extent a Fund holds a debt instrument with a negative interest rate, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, investors may seek to reallocate their investment to other income-producing assets, which could further reduce the value of instruments with a negative yield.
INTERFUND LENDING PROGRAM. The Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. All interfund loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. A Fund may participate in the interfund lending program only to the extent that such participation is consistent with the Fund’s investment objectives, restrictions, policies, and limitations.
The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating Funds, including the following: (1) no Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Funds under a loan agreement; and (2) no Fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements. Interfund loans and borrowings have a maximum duration of seven days, and loans may be called on one business day’s notice. If a Fund has outstanding bank borrowings, any interfund loan to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending Fund to call the interfund loan (and exercise all rights with respect to any collateral), and cause such call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may borrow on an unsecured basis through the interfund lending program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an interfund loan under the interfund lending program exceed 10% of its total assets, the Fund may borrow through the interfund lending program on a secured basis only. A Fund may not borrow under the interfund lending program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions.
No Fund may lend to another Fund through the interfund lending program if the loan would cause the lending Fund’s aggregate outstanding loans through the interfund lending program to exceed 15% of its current net assets at the time of the loan. A Fund’s interfund loans to any one fund shall not exceed 5% of the lending Fund’s net assets.
Funds participating in the interfund lending program are subject to certain risks. A Fund borrowing through the program may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. As of March 1, 2021, each Fund does not engage in interfund lending.
INVERSE FLOATING RATE SECURITIES RISK. Inverse floating rate securities, also called inverse floaters or residual interest bonds, are variable-rate securities whose coupon changes in a direction opposite from that of a specified interest rate. Generally, income on inverse floaters decreases when interest rates rise and increases when interest rates fall. Inverse floaters may be subject to leverage risk and counterparty risk. These risks are greater for inverse floaters that are structured as tender option bonds

(“TOBs”). Inverse floaters can have the effect of providing a degree of investment leverage because they may increase or decrease in value in response to changes (e.g., changes in market interest rates) at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to the same changes. Therefore, the market values of such securities are generally more volatile than the market values of fixed-rate securities (especially during periods when interest rates are fluctuating). A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for this type of security may be less developed and less liquid than the markets for traditional municipal securities. Investments in inverse floaters in the form of TOBs are also subject to risks related to the termination of the trust that issues the TOB, which could expose a Fund to losses associated with such termination.
A Fund may invest in municipal inverse floaters, which are a type of inverse floater in which a municipal bond is deposited with a special purpose vehicle (SPV), which issues, in return, the municipal inverse floater (which is comprised of a residual interest in the cash flows and assets of the SPV) plus proceeds from the issuance by the SPV of floating rate certificates to third-parties. This type of municipal inverse floater generally includes the right to “unwind” the transaction by (1) causing the holders of the floating rate certificates to tender their certificates at par and (2) returning the municipal inverse floater to the SPV in exchange for the original municipal bond. If the holder of the inverse floater exercises this right, it would pay the par amount due on the floating rate certificates and exchange the municipal inverse floater for the underlying municipal bond. The SPV may also be terminated for other reasons (as defined in its operative documents), such as a downgrade in the credit rating of the underlying municipal bond, a payment failure by or the bankruptcy of the issuer of the underlying municipal bond, the inability to remarket floating rate certificates or the SPV’s failure to obtain renewal of the liquidity agreement relating to the floating rate certificates. In the event of such a termination, an investor, such as a Fund, shall have the option but not the obligation to effect the economic equivalent of an “unwind” of the transaction. The holder of a municipal inverse floater generally bears all of the investment risk associated with the underlying bond.
Inverse floating rate securities are subject to the risks inherent in derivative instruments. See “Derivative Instruments” herein.
INVESTMENT GRADE SECURITIES RISK. A Fund is permitted to invest in debt securities rated within the four highest rating categories (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s, “AAA”, “AA”, “A” or “BBB” by S&P or “AAA”, “AA”, “A” or “BBB” by Fitch) (or, if unrated, securities of comparable quality as determined by a sub-adviser) (see Appendix B to this SAI for a description of applicable securities ratings). These investments are generally referred to as “investment grade investments.” Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category that does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., “Baa” by Moody’s, “BBB” by S&P and “BBB” by Fitch) and unrated securities of comparable quality (as determined by a sub-adviser) are considered to have speculative characteristics with respect to the issuer’s continuing ability to meet principal and interest payments, involve a higher degree of risk and are more sensitive to economic change than higher rated securities.
INVESTMENTS IN A SUBSIDIARY RISK. The Global Real Asset Fund may invest in the shares of a wholly owned and controlled subsidiary organized in the Cayman Islands that invests primarily in commodity-related instruments (the “Subsidiary”). Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and IRS revenue rulings, as discussed below. The Subsidiary is advised by HFMC, sub-advised by Wellington Management and managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. However, unlike the Fund, the Subsidiary may be concentrated in one or more commodities and is not subject to diversification requirements. Further, the Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments, including commodity-related futures, swaps and other derivative instruments, to enhance return, to hedge against fluctuations in commodity prices or as a substitute for the purchase or sale of commodities. Commodity-related futures, swaps and other derivative instruments have many of the same risks as other derivative instruments. See “Derivative Instruments” above. The Fund is the sole shareholder of its Subsidiary, and shares of the Subsidiary are not sold or offered to other investors. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Fund’s prospectus or this SAI, is not subject to the investor protection mechanisms or oversight regime of the 1940 Act. However, because the Fund wholly owns and controls its Subsidiary, and the Fund and Subsidiary are both managed by HFMC, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in the Fund’s prospectus and this SAI and could adversely affect the Fund. In particular, there is a risk that the IRS could determine that the income the Fund receives from the Subsidiary is not "qualifying income" for tax purposes, which could affect the Fund’s qualification as a regulated investment company. Currently, the Cayman Islands does not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax, on the Subsidiary. If the Fund fails to qualify as a regulated investment company or Cayman Islands law changes such that the subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

The Fund, as a regulated investment company (“RIC”) under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived from investing in such stock, securities or currencies or certain types of publicly traded partnerships (collectively referred to as qualifying income). Direct investments by a RIC in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. However, in a series of private letter rulings, the IRS has indicated that income derived by a RIC from a wholly owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indices, commodity-linked notes and fixed income securities would constitute qualifying income. The Fund has received a private letter ruling from the IRS confirming that income derived from the Fund’s investment in the Subsidiary will constitute qualifying income to the Fund. However, the IRS suspended the issuance of similar private letter rulings in 2011 and that suspension remains in effect. The IRS recently issued final regulations that generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The tax treatment of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, Treasury Regulations, court decisions and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.
The Subsidiary generally will not be subject to U.S. federal income tax. The Subsidiary will, however, be considered a controlled foreign corporation, and the Fund that invests in the Subsidiary will be required to include as annual income amounts earned by its Subsidiary during the applicable year. Furthermore, the Fund will be subject to the distribution requirement applicable to open-end management investment companies on such Subsidiary income, whether or not its Subsidiary actually makes a distribution to the Fund during the taxable year.
INVESTMENTS IN EMERGING MARKET SECURITIES RISK. A Fund may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, less developed countries considered to be “emerging markets.” Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Investing in emerging market securities involves not only the risks described above with respect to investing in foreign securities, but also other risks that may be more severe and pervasive than those present in foreign countries with more developed markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. The value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such circumstances, it is possible that a Fund could lose the entire amount of its investments in the affected market.
Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war and ethnic, religious and racial conflicts. A Fund’s emerging market investments may introduce exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investments include national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Also, the typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may result in lack of liquidity and price volatility of those securities. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, the net asset value of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of a Fund’s shares to decline.
In addition to the risks of foreign investing and the risks of investing in emerging or frontier markets, investments in certain countries with recently developed markets and structures, such as Nigeria, Croatia and Russia, implicate certain specific risks. Because of the recent formation of these securities markets and the underdeveloped state of these countries’ banking systems, settlement, clearing and registration of securities transactions are subject to significant risks. Share ownership is often defined and evidenced by extracts from entries in a company’s share register, but such extracts are neither negotiable instruments nor effective evidence of securities ownership. Further, the registrars in these countries are not necessarily subject to effective state supervision or licensed by any governmental entity, there is no central registration system for shareholders and it is possible for a Fund to lose its entire ownership rights through fraud, negligence or mere oversight. In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange. However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks. In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Funds. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the U.S. or in China that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. Please see “Regional/Country Focus Risk” below.
Sukuk Risk. Sukuk are similar to conventional senior, unsecured bonds but are structured to comply with Sharia, or Islamic, law and its investment principles, which, inter alia, prohibit the charging or paying of interest. Sukuk represent undivided shares in the income generated by an underlying asset or pool of assets (the “Underlying Assets”) and/or contractual payment obligations of an obligor.
Obligors include international financial institutions, corporations, foreign governments and agencies of foreign governments (each, an “Obligor”). Obligors typically arrange for the issue of sukuk through a special purpose vehicle or similar corporate entity (the “Sukuk Issuer”). For sukuk linked to Underlying Assets, title to the Underlying Assets is transferred to the Sukuk Issuer; for sukuk that are not linked to Underlying Assets, the sukuk represents an interest in the income stream generated by one or more contractual payment obligations of the Obligor to the Sukuk Issuer. In either event, the payments received by the investor do not come from interest on such investor’s money.
Since the investors in sukuk purchase an instrument with income or periodic payments linked to a specific income stream, investors are subject to the risk that the relevant Underlying Assets or the contractual payment obligations may not perform as expected, and the flow of income may, accordingly, be slower than expected or may cease altogether. In particular, Sukuk Issuers typically agree to redeem the sukuk at the end of a contractual term at an agreed price, similar to a maturity date. The ability of a Sukuk Issuer to redeem such sukuk is dependent on the income generated by the sukuk during its life and the ability and willingness of the Obligor to make payments to the Sukuk Issuer for payment to the investors.
No collateral, including the Underlying Assets, is pledged as security for sukuk. As unsecured investments, sukuk are backed only by the credit of the Obligor. Sukuk are also subject to the risks associated with developing and emerging market economies, which include, among others, inconsistent accounting and legal principles.
The process to resolve a default or other non-payment event in respect of sukuk is likely to take longer than resolving a default in respect of a bond. In addition, it is possible that evolving interpretations of Sharia law by courts or Islamic scholars on sukuk structures and sukuk transferability, or a determination subsequent to the issuance of a sukuk by courts or Islamic scholars that such sukuk does not comply with Sharia law and its investment principles, could have an adverse effect on the price and liquidity of a such sukuk, similarly-structured sukuk or the sukuk market in general and give rise to defenses of the Obligor and the Sukuk Issuer that amounts under the sukuk are not payable either in full or in part. In addition, investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction or attach assets of the Sukuk Issuer or the Obligor may be limited. In addition, as with conventional debt instruments, sukuk prices may change in response to global interest rate changes.
While the global sukuk market has grown in recent years, it is significantly smaller than bond market and there may be times when the market is illiquid and it is difficult to make an investment in, or dispose of, sukuk. Unlike bonds, sukuk are generally held to maturity, and trading is limited to the primary market.
LARGE CAP SECURITIES RISK. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
LARGE SHAREHOLDER TRANSACTION RISK. A Fund may experience adverse effects when certain large shareholders purchase or redeem large numbers of shares of the Fund. These shareholders (or a single shareholder) may redeem or purchase shares of a Fund in large amounts unexpectedly or rapidly, including as a result of an asset allocation decision made by a Fund’s investment manager or sub-adviser(s). Such transactions could adversely affect the ability of a Fund to conduct its investment program. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
LENDING PORTFOLIO SECURITIES RISK. A Fund may lend portfolio securities to broker-dealers and other institutions as a means of seeking to earn additional income. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The borrower is also required to pay the Fund any dividends or distributions accruing on the loaned securities. Substitute payments for dividends received by a Fund while its securities are loaned out will not be considered qualified dividend income. As of March 1, 2021, the Funds’ securities lending program does not restrict a security from being loaned based on the security’s anticipated dividend distribution.
A Fund does not have the right to vote proxies for securities that are on loan, but in order to vote the proxies it may restrict securities or recall loaned securities. However, the Board has approved guidelines that define circumstances under which a Fund security should be restricted from lending so that its proxies can be voted. Therefore, a Fund’s right to restrict or recall loaned securities for purposes of voting proxies may not be exercised if, for example, the Board-approved guidelines did not require the security to be restricted from lending or recalled, or if it is determined to be in the best interests of the Fund not to restrict or recall the security in order instead to earn additional income on the loan. For more information about proxy voting policies and instances in which a Fund’s sub-adviser(s) may choose not to vote proxies, see “Proxy Voting Policies and Procedures” below.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that a Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for a Fund.
LIBOR RISK. The use of certain London Interbank Offered Rates (collectively, “LIBOR”) are expected to be phased out by the end of 2021. However, it is possible that certain LIBORs may continue beyond 2021 and the most widely used LIBORs may continue until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on a Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to the end of 2021 with respect to certain LIBORs or mid-2023 for the remaining LIBORs.

LIQUIDATION OF FUNDS. The Board may determine to close and liquidate a Fund at any time. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event for shareholders who do not hold their shares in a tax deferred account and, depending on a shareholder’s basis in his or her Fund shares, may result in the recognition of a gain or loss for tax purposes.
LOANS AND LOAN PARTICIPATIONS RISK. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as LIBOR or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans. A Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank). The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems or is terminated, the Fund may not recover its investment or recovery may be delayed. Corporate loans may be denominated in currencies other than U.S. dollars and are subject to the credit risk of nonpayment of principal or interest. Further, substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to the collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many such loans are relatively illiquid and may be difficult to value.
Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect Fund performance.
Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Funds bear a substantial risk of losing the entire amount invested.
Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks. For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender.
Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require a Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.
A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.
Floating Rate Loans Risk. A Fund may invest in interests in floating rate loans (often referred to as “floaters”). Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. The Funds may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Floating rate loans typically have rates of interest that are reset or redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan or as a participation interest in another lender’s portion of the floating rate loan.
The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss and can hinder a Fund’s ability to meet redemption requests.
Many loans in which a Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Investment Manager and/or each sub-adviser considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds”. Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. A sub-adviser does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.
Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Some floating rate loans are also subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.
Prepayment Risk – Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Further, loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.
Market Risk – Significant events, such as turmoil in the financial and credit markets, terrorist events, and other market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the markets and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund’s assets. Other economic factors (such as a large downward movement in security prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. A Fund is also subject to income risk, which is the potential for a decline in the Fund’s income due to falling interest rates or market reductions in spread. Please see “Market Risk” below.
Material Non-Public Information – A Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.
Regulatory Risk – To the extent that legislation or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans, particularly in connection with highly leveraged transactions, floating rate loans for investment may become less available. Any such legislation or regulation could also depress the market values of floating rate loans. Loan interests may not be considered “securities,” and purchasers, such as a Fund, may, therefore, not be entitled to rely on the anti-fraud protections of the federal securities laws.

Loan Participations Risk. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where a Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. As a result, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet redemption of a Fund’s shares, to meet a Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations also may make it more difficult for a Fund to value these investments for purposes of calculating its net asset value.
Senior Loans Risk. Senior debt (frequently issued in the form of senior notes or referred to as senior loans) is debt that takes priority over other unsecured or otherwise more “junior” debt owed by the issuer. Senior debt has greater seniority in the issuer’s capital structure than subordinated debt. In the event the issuer goes bankrupt, senior debt theoretically must be repaid before other creditors receive any payment. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting a Fund’s investments in senior loans, and thus a sub-adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, a Fund that invests in senior loans is particularly dependent on the analytical abilities of its sub-adviser(s).
An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value even before a default occurs. Further, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect a senior loan’s value.
No active trading market may exist for certain senior loans, which may impair a Fund’s ability to realize full value in the event that it needs to sell a senior loan and may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Although senior loans in which a Fund invests generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrowers’ obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including a Fund. Such court action could under certain circumstances include the invalidation of senior loans.
If a senior loan is acquired through an assignment, a Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. If a senior loan is acquired through a participation, the acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will be exposed to the credit risk of both the borrower and the entity selling the participation.
Senior loans in which a Fund may invest may be rated below investment grade. The risks associated with these senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. This higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities (which are typically fixed rate).
Unsecured Loans Risk. The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. In addition, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

Delayed Settlement Risk. Compared to securities and to certain other types of financial assets, purchases and sales of senior loans take relatively longer to settle, partly due to the fact that senior loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund's settlement of a purchase or sale of a senior loan in circumstances where the dealer's corresponding transaction with another party is delayed. Dealers will also sometimes sell senior loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.
This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, senior loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a senior loan; (iv) inhibit a Fund's ability to re-sell a senior loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.
MARKET RISK. Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that such markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events, pandemics, epidemics or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. A recent outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks. Relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the Fed or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. The fixed income markets at times have experienced periods of extreme volatility that has negatively impacted a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments have at times experienced reduced liquidity, increased price volatility, credit downgrades and increased likelihood of default. Domestic and international equity markets have also experienced heightened volatility and turmoil that has particularly affected issuers with exposure to the real estate, mortgage and credit markets. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and their yields to decline. These events as well as continuing market upheavals may have an adverse effect on the Funds and may result in increased redemptions of Fund shares.
In addition, while interest rates have been unusually low in recent years in the U.S. and abroad, any decision by the Fed to adjust the target federal funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on a Fund. Political turmoil within the U.S. and abroad may also impact a Fund. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has broad authority to promote the orderly administration of FNMA’s and FHLMC’s affairs, including the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, and the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has indicated that it has no present intention to repudiate or to transfer any guaranty obligations, holders of FNMA or FHLMC mortgage-backed securities would be adversely affected in the event that the FHFA exercised either of these powers granted to it under the Reform Act. In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.
In addition, following the global financial crisis, the Fed attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. Although interest rates remain near historic lows, the Fed has taken steps in recent years to raise the federal funds rate and is expected to continue to do so in the near term. In addition, as part of its monetary stimulus program known as quantitative easing, the Fed purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fed discontinued purchasing securities through its quantitative easing program in 2014 and has since focused on reducing its holdings in such securities. To the extent that the Fed reduces its holdings in securities and raises the federal funds rate, there is a risk that interest rates across the financial industry will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities.
MASTER LIMITED PARTNERSHIP (“MLP”) RISK. Equity securities of MLPs are listed and traded on U.S. securities exchanges. The value of an MLP equity security fluctuates based predominately on the MLP’s financial performance, as well as changes in overall market conditions. Investments in MLP equity securities involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. Debt securities of MLPs have characteristics similar to debt securities of other types of issuers, and are subject to the risks applicable to debt securities in general, such as credit risk, interest rate risk, and liquidity risk. Investments in debt securities of MLPs may not offer the tax characteristics of equity securities of MLPs. To the extent a Fund invests in debt securities of MLPs that are rated below investment grade, such investments are also subject to the risks in discussed in “High Yield Investments (‘Junk Bonds’)” above. Investments in MLPs are subject to cash flow risk and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLP securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. In addition, if the tax treatment of an MLP changes, a Fund’s after-tax return from its MLP investment would be materially reduced.
MID CAP SECURITIES RISK. Mid capitalization securities involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company’s size, the greater these risks.
MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES. Each Fund and each Fund of Funds may hold cash and invest in money market instruments at any time. Each Fund and each Fund of Funds may invest some or all of its assets in cash, high quality money market instruments and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions when HFMC or a Fund’s sub-adviser(s) subject to the overall supervision of HFMC, as applicable, deems it appropriate. Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements. In addition, each Fund may invest some or all of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings.

Each Fund may also invest in affiliated and unaffiliated money market funds that invest in money market instruments, as permitted by regulations adopted under the 1940 Act. A Fund’s ability to redeem shares of a money market fund may be impacted by liquidity fees and redemption gates under certain circumstances.
MORTGAGE-RELATED SECURITIES RISK. The mortgage-related securities in which a Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks, various governmental, government-related and private organizations and others. A Fund may also invest in similar mortgage-related securities that provide funds for multi-family residences or commercial real estate properties. Mortgage-related securities are subject to certain specific risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. Mortgage-related securities are also subject to the risk that the underlying loans may not be repaid. The value of mortgage-related securities can also be significantly affected by the market’s perception of the issuers and the creditworthiness of the parties involved. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.
In addition, legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures or providing forbearance relief to borrowers of residential mortgage loans may adversely affect the value of mortgage-related securities (e.g., the CARES Act). Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-related securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process or are designed to protect customers could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize mortgage-related securities held by a Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize mortgage-related securities held by a Fund, and consequently, could adversely impact the yields and distributions a Fund may receive in respect of its ownership of mortgage-related securities collateralized by residential mortgage loans.
The yield characteristics of mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers and unemployment rates.
Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.
FNMA and FHLMC have entered into a joint initiative under the direction of the FHFA to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”), which generally aligns the characteristics of FNMA and FHLMC certificates. Uniform mortgage-backed securities are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations (which include CBOs and CLOs). A CBO is ordinarily issued by a trust or other SPE and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Multiple-class mortgage-related securities are referred to herein as “CMOs.” Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages, which payments and the priority thereof are determined by the specific terms of the CMO class. CMOs may be issued by U.S. or non-U.S. issuers. CMOs involve special risks, and evaluating them requires special knowledge.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, any given CMO structure may react differently from the way anticipated and thus affect a Fund’s portfolio in different, and possibly negative, ways. Market changes may also result in increased volatility in market values and reduced liquidity. CMOs may lack a readily available secondary market and be difficult to sell at the price at which a Fund values them.
Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates, such as interest-only (“IO”) and principal-only (“PO”) classes. These securities are frequently referred to as “mortgage derivatives” and may be sensitive to changing interest rates and deteriorating credit environments. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Inverse floating rate CMOs, which pay interest at a rate that decreases when a specified index of market rates increases (and vice versa), also may be extremely volatile. If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to holders of the securities, which would thus reduce the values of the securities or in some cases render them worthless. A Fund may invest in mortgage-backed securities issued by the U.S. Government. See “U.S. Government Securities Risk” below. To the extent a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.
Issuers of certain CMOs may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
MULTI-MANAGER RISK. A Fund’s performance depends on the ability of the Investment Manager in selecting, overseeing, and allocating Fund assets to the Fund’s sub-advisers. The sub-advisers’ investment styles may not be complementary. A Fund’s sub-advisers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that one sub-adviser may purchase an investment for a Fund at the same time that the other sub-adviser sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that the sub-advisers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, a Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. A Fund’s sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.
MUNICIPAL SECURITIES RISK. Municipal securities primarily include debt obligations that are issued by or on behalf of the District of Columbia, states, territories, commonwealths and possessions of the United States and their political subdivisions (e.g., cities, towns, counties, school districts, authorities and commissions) and agencies, authorities and instrumentalities, which are issued to obtain funds for public purposes, including the construction or improvement of a range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Municipal securities may also be issued for other public purposes such as the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment or any authorized corporate purpose of the issuer, except for the payment of current expenses. Certain types of industrial development (or private activity) bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation (but, note that municipal securities may include securities that pay interest income subject to the Alternative Minimum Tax).
The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations payable from the issuer’s general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the laws applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues, pledged to payment of the bonds, of the project to be financed. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors (see Appendix B of this SAI). The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. However, the ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.
Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility of future legislative changes that could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Furthermore, many states and municipalities have been adversely impacted by the ongoing COVID-19 pandemic as a result of declines in revenues and increased expenditures required to manage and mitigate the outbreak.
For the purpose of diversification under the 1940 Act, identifying the issuer of a municipal security depends on the terms of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision will be deemed the sole issuer of the security. If the security is backed only by the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision, but not by the state or political subdivision itself, such agency, authority or instrumentality will be deemed to be the sole issuer. Similarly, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality (e.g., utility revenue bonds), and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. In the case of an industrial development bond, if the bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund’s total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.
Municipal bonds are traded in the “over-the-counter” market among dealers and other large institutional investors, which, together with the broader fixed-income markets, began in the latter months of 2008 to experience increased volatility and decreased liquidity in response to challenging economic conditions and credit tightening. If market liquidity decreases, a Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund's books. An imbalance in supply and demand in the municipal market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market.
In addition to these risks, investment in municipal securities is also subject to:
General Obligation Bonds Risk – The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue (or Limited Obligation) Bonds Risk – Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity (or Industrial Development) Bonds Risk – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.
Moral Obligation Bonds Risk – Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risk – Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.
Municipal Bankruptcy Risk – The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If a Fund holds securities that are affected by a city's bankruptcy filing, a Fund's investments in those securities may lose value, which could cause the Fund's performance to decline.
Municipal Lease Obligations Risks – In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments) it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.
Tax-Exempt Status Risk – Municipal securities are subject to the risk that the IRS may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.
Investment in Bonds Issued by Puerto Rico. As with state municipal securities, events in any of the territories, such as Puerto Rico, where a Fund may invest may affect the Fund’s investments and its performance. Certain municipal issuers in Puerto Rico have experienced and continue to experience significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of a Fund's holdings in Puerto Rico municipal securities. In addition, Puerto Rico has recently experienced other events that have adversely affected its economy, infrastructure, and financial condition, which may prolong any debt restructuring and economic recovery efforts and processes. Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal securities that may affect a Fund’s investments and its performance.
NEW FUND RISK. A fund with a limited operating history may be subject to additional risks. There can be no assurance that a new Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
NON-DIVERSIFICATION RISK. A non-diversified fund is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. A non-diversified Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
OPERATIONAL RISKS. An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. Among other things, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their net asset values in a timely manner, including over a potentially extended period. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could causes losses to a Fund. In addition, as the use of technology increases, a Fund may be more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or operational capacity. As a result, a Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrected measures and/or financial loss. In addition, cybersecurity breaches of a Fund’s third-party service providers or issuers in which a Fund invests may also subject a Fund to many of the same risks associated with direct cybersecurity breaches. In addition, the Funds may rely on various third-party sources to calculate its net asset value. As a result, each Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or system failures and other technological issues may adversely impact a Fund’s calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation, and/or the inability to calculate net asset value over extended periods. The Funds may be unable to recover any losses associated with such failures.
OTHER CAPITAL SECURITIES RISK. Other capital securities encompass a group of instruments referred to in capital markets as “Hybrids,” “Tier I and Tier 2” and “TRUPS.” These securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. The deferral of interest payments, even for an extended period of time, is generally not an event of default, and the ability of the holders of such instruments to accelerate payment is generally more limited than with other debt securities.
OTHER INVESTMENT COMPANIES RISK. A Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including ETFs, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.
Generally, under the 1940 Act, a Fund, other than a Fund of Funds or the Balanced Retirement Fund with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result: (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company. In some instances, a Fund may invest in an investment company in excess of these limits; for instance, with respect to investments in money market funds or investments made pursuant to exemptive rules adopted and/or orders granted by the SEC. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds sponsored by other fund families to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing fund. The Funds and the Funds of Funds may rely on these exemptive orders to invest in ETFs.
Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio. A business development company ("BDC"), which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act, which was signed into law in March 2018, permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. BDC expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
PASSIVE INVESTMENT MANAGEMENT RISK. The Fund is not actively managed. As a result, the Fund may underperform actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline.
PREFERRED STOCK RISK. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities. The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

PRIVATE PLACEMENT RISK. Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause a Fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine a Fund’s exposure to private placement investments, which could cause the Fund to invest to a greater extent than permitted in illiquid investments and subject the Fund to increased risks. Private placement investments may subject a Fund to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the Fund. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on a Fund’s performance.
Some privately placed companies in which a Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. There is no assurance that the marketing efforts of any particular company will be successful or that its business will succeed. In addition, timely or accurate information may at times not be readily available about the business, financial condition and results of operations of the privately held companies in which a Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.
Private Investments in Public Equity (PIPEs) Risk. PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund's ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933 (the “Securities Act”), or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund's investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.
QUANTITATIVE INVESTING RISK. A Fund may use quantitative analysis techniques to manage all or a portion of the Fund’s portfolio. The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third-parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
REAL ESTATE RELATED SECURITIES RISKS. The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values, including the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. Further, the real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
In addition to the risks facing real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in real estate investment trusts (“REITs”), which pool investor money to invest in real estate and real estate related holdings, involve unique risks. Like registered investment companies such as the Funds, REITs are not taxed on income distributed to shareholders so long as they comply with several requirements of the Code. Investing in REITs involves certain risks. REITS may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, the risks of financing projects, heavy cash flow dependency, default by borrowers, and self-liquidation. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses. REITS are also subject to interest rate risks.
REGIONAL/COUNTRY FOCUS RISK. To the extent that a Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain foreign economies may themselves be focused in particular industries or more vulnerable to political changes than the U.S. economy, which may have a pronounced impact on the Fund’s investments. As a result, such Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. Regional and country focus risk is heightened in emerging markets.
The following sets forth additional information regarding risks associated with investing in certain geographic regions and countries.
Investments in Central and South America. The economies of certain Central and South American countries are generally considered emerging markets and are generally characterized by high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates, and political, economic and social instability. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for these regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. Adverse economic events in one country may have a significant adverse effect on other countries in these regions. Governmental actions and political instability in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares. Latin American economies that depend on foreign credit and loans could fall into recession because of tighter international credit supplies in a global economic crisis. Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
For certain countries in Latin America, political risks have created significant uncertainty in financial markets and may further limit the economic recovery in the region. For example, in Mexico, uncertainty regarding the United States-Mexico-Canada Agreement may have a significant and adverse impact on Mexico’s economic outlook and the value of a Fund’s investments in Mexico. Additionally, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Investments in Europe. The Economic and Monetary Union of the European Union requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or European Union regulations on trade, changes in the exchange rate of the euro (the common currency of certain European Union countries), the default or threat of default by an European Union member country on its sovereign debt, and/or an economic recession in an European Union member country may have a significant adverse effect on the economies of European Union member countries and their trading partners. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in other countries). These events may have an adverse effect on the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including European Union member countries that do not use the euro and non-European Union member countries. If any member country exits the European Monetary Union, the departing country would face the risks of currency devaluation and its trading partners and banks and others around the world that hold the departing country’s debt would face the risk of significant losses. In addition, the resulting economic instability of Europe and the currency markets in general could have a severe adverse effect on the value of securities held by a Fund.
The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union has and may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the United Kingdom’s post-departure framework and relationships may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the European Union have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of European Union countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value (and liquidity) of a Fund’s investments.
Investments in Asia. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the global recession that began in 2009, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which a Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions.
Investments in China. Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration. China has a complex territorial dispute regarding the sovereignty of Taiwan; Taiwan-based companies and individuals are significant investors in China. Potential military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect the performance of the Chinese economy.

On November 12, 2020, President Trump signed Executive Order 13959 prohibiting U.S. persons from engaging in any transaction in publicly traded securities in "Communist Chinese military companies" ("CCMCs"), effective January 11, 2021. The executive order also prohibits transactions in any securities that are derivative of any publicly traded securities in CCMCs as well as transactions designed to provide investment exposure to such securities. The prohibitions in the executive order, although targeted in scope, apply to transactions involving securities of some of the largest companies in China, including companies involved in the aerospace, shipbuilding, construction and technology sectors. While the executive order represents a substantial increase in U.S. sanctions related to China, the executive order is directionally consistent with U.S. policy during the Trump administration. How the Biden administration will approach the matter is unclear. In addition, it is possible that the continuation of the current political climate could result in regulatory restrictions being contemplated or imposed in the U.S. or in China that could have a material adverse effect on a Fund's ability to invest in accordance with its investment policies and/or achieve its investment objective. Events such as these are difficult to predict and may or may not occur in the future.
The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, the imposition of sanctions and other government restrictions by the United States and other governments may also result in losses.
The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect market price and liquidity of these stocks, and may have an unpredictable impact on the investment activities of a Fund. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of a Fund.
In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the United States with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of a Fund by a sub-custodian. A Fund thus faces the risk of being unable to enforce its rights with respect to its holdings of Chinese investments.
The RMB, China’s official currency, is currently not a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity of a Fund as capital may become trapped in the PRC. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. At times, there may be insufficient offshore RMB for a Fund to remain fully invested in Chinese equities. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs and delays to a Fund.
While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by the PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of the PRC tax rules could have a significant adverse effect on a Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practices and those prepared in accordance with international accounting standards.
Investments in China A-Shares – China A-shares are equity securities of companies located in China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“China A-shares”). Foreign investment in China A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the PRC known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) systems. On May 7, 2020, the People’s Bank of China (“PBOC”) and the State Administration of Foreign Exchange (“SAFE”) jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2, hereinafter referred to as the “FII Regulations”), which came into effect on June 6, 2020. The FII Regulations unify and supersede the rules applicable to QFII and RQFII regimes. One of the key changes of the FII Regulations is the removal of quota restrictions on investment.
Investment in eligible China A-shares listed and traded on the SSE or SZSE is also permitted through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a “Stock Connect” and collectively, “Stock Connects”). Each Stock Connect is a securities trading and clearing links program established by The Stock Exchange of Hong Kong Limited (“SEHK”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE or SZSE, as applicable, and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local securities brokers. Under Stock Connects, a Fund’s trading of eligible China A-shares listed on the SSE or SZSE, as applicable, would be effectuated through its Hong Kong broker and a securities trading service company established by SEHK.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s Northbound Trading Link is subject to daily investment quota limitations which require that buy orders for China A-shares be rejected once the daily quota is exceeded (although a Fund will be permitted to sell China A-shares regardless of the quota). These limitations may restrict a Fund from investing in China A-shares on a timely basis, which could affect a Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible China A-shares through a Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. China A-shares purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. For example, the PRC regulations require that in order for an investor to sell any China A-share on a certain trading day, there must be sufficient China A-shares in the investor’s account before the market opens on that day. If there are insufficient China A-shares in the investor’s account, the sell order will be rejected by the SSE or SZSE, as applicable. SEHK carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) or SZSE market (“SZSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under a Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through a Stock Connect. In addition, Stock Connects will only operate on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days. Therefore, an investment in China A-shares through a Stock Connect may subject a Fund to a risk of price fluctuations on days when the Chinese market is open, but a Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the China A-shares market. If an investor buys China A-shares on day “T,” the investor will only be able to sell the China A-shares on or after day T+1. Further, since all trades of eligible China A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. RMB could potentially be subject to devaluation. Any devaluation of RMB could adversely affect a Fund’s investments. If a Fund holds a class of shares denominated in a local currency other than RMB, a Fund will be exposed to currency exchange risk if a Fund converts the local currency into RMB for investments in China A-shares. A Fund may also incur conversion costs.
China A-shares held through the nominee structure under a Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under the PRC laws. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under the PRC laws and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under the PRC laws is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to HKSCC through participants of CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE- or SZSE-listed company.

For defaults occurring on or after January 1, 2020, Hong Kong's Investor Compensation Fund covers investors' losses in relation to securities traded on a stock market operated by the SSE or the SZSE and in respect of which an order for sale or purchase is permitted to be routed through the northbound link of a Stock Connect arrangement. On the other hand, since a Fund carries out northbound trading through securities brokers in Hong Kong but not Mainland Chinese brokers, they are not protected by the China Securities Investor Protection Fund in Mainland China.
Market participants are able to participate in Stock Connects subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connects requires routing of orders across the border of Hong Kong and mainland China. This requires the development of new information technology systems on the part of SEHK and exchange participants. There is no assurance that the systems of SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in China A-shares through Stock Connects could be disrupted.
The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016 are both in their initial stages. The current regulations are relatively untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that a Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in mainland China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connects. A Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of mainland China and Hong Kong differ significantly and issues may arise from the differences on an on-going basis. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connects could be disrupted and a Fund’s ability to achieve its investment objective may be adversely affected. In addition, a Fund’s investments in China A-shares through Stock Connects are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-shares through Stock Connects, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
China A-shares may only be bought from, or sold to, a Fund at times when the relevant China A-shares may be sold or purchased on the relevant Chinese stock exchange. The China A-shares market has a higher propensity for trading suspensions than many other global equity markets. In addition, the SSE and SZSE may close for extended periods for holidays or otherwise, which impacts a Fund’s ability to trade in China A-shares during those periods. Trading suspensions in certain stocks and extended market closures could lead to greater market execution risk, valuation risks, liquidity risks and costs for a Fund. The SSE and SZSE currently apply a daily price limit, generally set at 10%, of the amount of fluctuation permitted in the prices of China A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular China A-share or for any particular time.
China Bond Connect Risk – There are risks associated with a Fund’s investment in Chinese government bonds and other PRC-based debt instruments traded on the mainland China inter-bank bond market through the Bond Connect program. Bond Connect refers to the arrangement between Hong Kong and mainland China that enables mainland China and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Such trading is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased through Bond Connect will be held on behalf of ultimate investors (such as a Fund) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”), each a PRC-based custodian. A Fund’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects a Fund to various risks, such as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian, or the risk that the Fund may have a limited ability to enforce rights as a bondholder. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, a Fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, a Fund’s investments in securities through Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. A Fund will not benefit from access to Hong Kong investor compensation funds, which are designed to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the mainland China and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would be otherwise attractive to do so.
The Bond Connect program is relatively new and may be subject to further interpretation and guidance. The trading, settlement and IT systems required for non-Chinese investors in Bond Connect are also relatively new and are continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and mainland China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have an adverse effect on a Fund’s performance.
PRC Taxation – Under current PRC tax laws, regulations and practice, a Fund, the Investment Manager and/or a sub-adviser may be subject to PRC tax, directly or indirectly, with respect to the assets held through Stock Connect, Bond Connect and/or QFII and RQFII systems (collectively, the “QFII Programs”). A Fund will be responsible to reimburse the Investment Manager and/or a sub-adviser for all PRC taxes and duties of any kind incurred by the Investment Manager and/or sub-adviser and attributable to the assets of a Fund held through Stock Connect, Bond Connect and/or QFII Programs. The tax law and regulations of the PRC are constantly changing, and they may be changed with retrospective effect. The interpretation and applicability of the tax law and regulations by tax authorities are not as consistent and transparent as those of more developed nations, and may vary from region to region. Moreover, the PRC taxes and duties payable by the Investment Manager and/or the sub-advisers and which are to be reimbursed by a Fund to the extent attributable to the assets held through Stock Connect, Bond Connect and/or QFII Programs may change at any time.
The treatment of tax under the Investment Regulations (defined below) is not clear. Accordingly, where the relevant regulations applicable to the QFII Programs, Stock Connect and/or Bond Connect (“Investment Regulations”) require a custodian, clearing house, any other agent stipulated by such rules to withhold any tax, or where such custodian, clearing house, any other agent has a reasonable basis for believing that such withholding may be required, the custodian, clearing house and any other agent may do so at the rate required by the regulation, or if in the custodian’s opinion the Investment Regulations are not clear on the rate, at such rate as the custodian, clearing house, and any other agent may, reasonably determine to be appropriate. Tax may be withheld on a retroactive basis.
Given the uncertainty surrounding a Fund’s potential PRC tax liabilities or reimbursement obligations, the net asset value of a Fund on any business day may not accurately reflect such liabilities. As a result, incoming shareholders of a Fund may pay more for their shares than they otherwise would or should have done. In the event of a redemption of shares at such net asset value, the remaining shareholders will bear the burden of any liabilities which had not been accrued in the net asset value. In addition, investors should be aware that under-accrual or over-accrual for PRC tax liabilities may impact the performance of a Fund during the period of such under-accrual or over-accrual and following any subsequent adjustments to the net asset value.
Corporate Income Tax – Under current PRC Corporate Income Tax Law and regulations, any company considered to be a tax resident of the PRC would be subject to PRC Corporate Income Tax (“CIT”) at the rate of 25% on its worldwide taxable income. If a company were considered to be a non-resident enterprise with a “permanent establishment” (“PE”) in the PRC, it would be subject to CIT at the rate of 25% on the profits attributable to the PE. A Fund, together with the sub-adviser and the Investment Manager, does not intend to operate in a way that would cause a Fund to be treated as tax resident of the PRC and to have a PE in the PRC, though this cannot be guaranteed. It is possible, however, that the PRC could disagree with such an assessment or that changes in PRC tax law could affect the PRC CIT status of a Fund.
If a Fund is a non-PRC tax resident enterprise without PE in the PRC, the PRC-sourced income (including cash dividends, distributions, interest and capital gains) derived by it from any investment in PRC securities would be subject to PRC withholding income tax (“WHT”) at the rate of 10%, unless exempt or reduced under the PRC CIT Law or a relevant tax treaty as discussed below.
A Fund is also subject to a stamp duty at the rate of 0.1% arising from the sale of China A-shares and the transfer of China A-shares by way of reorganization in accordance with the prevailing PRC taxation regulations.

Specific considerations for Stock Connect and Bond Connect – Especially, in respect of trading of China A-shares through the Stock Connect and pursuant to the circular dated October 31, 2014 on the Taxation Policy of the Pilot Programme for the Mutual Stock Market Access between Shanghai and Hong Kong Stock Markets under Caishui [2014] No. 81, the circular dated November 5, 2016 on the Taxation Policy of the Pilot Programme for the Mutual Stock Access between Shenzhen and Hong Kong Stock Markets under Caishui [2016] No. 127 and other relevant applicable PRC taxation rules:
- CIT and value-added tax (“VAT”) shall be exempt on a temporary basis on the gains earned by Hong Kong and overseas investors (“Stock Connect Investors”) (including corporate and individual investors) from the transfer of China A-shares listed on SSE and/or SZSE; and
- Stock Connect Investors are required to pay tax on dividends and other income payments from China A-shares at a standard rate of 10%, which will be withheld and paid to the relevant PRC tax authority by the respective listed companies (before the HKSCC is able to provide details such as investor identities and holding periods to CSDCC, the policy of differentiated rates of taxation based on holding periods will temporarily not be implemented) and are entitled to a tax refund if a lower tax rate is applicable under a relevant tax treaty, subject to the approval by the relevant PRC tax authority; and
- In addition, except for interest income from certain bonds (i.e. government bonds and local government bonds which are entitled to a 100% CIT exemption and railway bonds which are entitled to a 50% CIT exemption in accordance with the Implementation Rules to the Enterprise Income Tax Law and a circular dated March 10, 2016 on the Circular on Income Tax Policies on Interest Income from Railway Bonds under Caishui [2016] No. 30), interest income derived by non-resident institutional investors from other bonds traded through Bond Connect is PRC-sourced income and should be subject to PRC withholding income tax at a rate of 10% and VAT at a rate of 6%. On November 22, 2018, the Ministry of Finance and State Administration of Taxation jointly issued Circular 108, the circular dated November 7, 2018 on the Taxation Policy of Corporate Income Tax and Value-Added Tax in relation to Bond Investments made by Offshore Institutions in Domestic Bond Market, to clarify that foreign institutional investors (including foreign institutional investors under Bond Connect) are temporarily exempt from PRC withholding income tax and VAT with respect to bond interest income derived in the PRC bond market for the period from November 7, 2018 to November 6, 2021. Circular 108 is silent on the PRC withholding income tax and VAT treatment with respect to non-government bond interest derived prior to November 7, 2018, which is subject to clarification from the PRC tax authorities.
Capital gains derived by non-resident institutional investors (with no place or establishment or PE in the PRC) from the trading of bonds through the Bond Connect are technically non PRC-sourced income under the current CIT law and regulations, therefore, not subject to PRC CIT. While the PRC tax authorities are currently enforcing such non-taxable treatment in practice, the non-taxable treatment under the current CIT regulations is not clear.
According to Cai Shui [2016] No. 70 ("Circular 70"), the Supplementary Notice of the Ministry of Finance and the State Administration of Taxation on VAT Policies for Interbank Dealings of Financial Institutions, gains derived by foreign institutions approved by People’s Bank of China from the investment in the inter-bank RMB markets (including currency market, bond market and derivative market) shall be exempt from VAT.
Specific considerations for the QFII Programs – In respect of trading of China A-shares through QFII Programs and pursuant to the circular dated November 17, 2014 on PRC withholding income tax treatment with respect to gains derived by the QFII Programs from the trading of shares in PRC resident enterprises under Caishui [2014] No. 79, circular dated March 23, 2016 regarding VAT pilot arrangements under Caishui [2016] No. 36, circular dated June 30, 2016 on expanded categories of VAT exemption affecting the financial services sector under Caishui [2016] No. 70 and other relevant applicable PRC taxation rules:
- CIT shall be exempt on a temporary basis on capital gains derived from the disposal of shares and other equity investments (including China A-shares) through the QFII Programs; and
- VAT shall be exempt on a temporary basis in respect of gains derived from trading of PRC securities via the QFII Programs. Consequentially, urban maintenance and construction tax, educational surcharges and local educational surcharges (which are all imposed based on VAT liabilities) are exempt on gains derived from trading of PRC securities via the QFII Programs.
There is no guarantee that the temporary tax exemption or non-taxable treatment with respect to assets traded via Stock Connect, Bond Connect, the QFII Programs described above will continue to apply, will not be repealed and re-imposed retrospective, or that no new tax regulations and practice in China specifically relating to such programs will not be promulgated in the future. Such uncertainties may operate to the advantage or disadvantage of shareholders in a Fund and may result in an increase or decrease in net asset value of a Fund. For example, to the extent that the PRC tax authority retrospectively imposes taxes on the capital gains realized by a Fund through the QFII Programs, the net asset value of a Fund would be adversely affected but the amount previously paid to a redeeming shareholder would not be adjusted. As a result, any detriment from such change would be suffered by the remaining shareholders.

Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. To the extent that a Fund invests in Russian securities, the Fund intends to invest directly in Russian companies that use an independent registrar. There can be no assurance that such investments will not result in a loss to a Fund.
Certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or other countries could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These sanctions could also impair a Fund’s ability to meet its investment objective. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact a Fund's ability to sell securities or other financial instruments as needed to meet shareholder redemptions. A Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS RISK. A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. A reverse repurchase agreement is a term used to describe the opposite side of a repurchase transaction. The party that purchases and later resells a security is said to perform a repurchase; the other party, that sells and later repurchases a security is said to perform a reverse repurchase. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company’s Board of Directors has delegated to the sub-adviser(s) the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.
As discussed in “Risk Factors in Derivative Instruments” above, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein. Following the compliance date, these new requirements may limit a Fund’s ability to use derivatives and reverse repurchase agreements and similar financing transactions as part of the Fund’s investment strategies.
RESTRICTED SECURITIES RISK. A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted securities. Where registration is required for restricted securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security. A Fund may purchase securities that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities). “Rule 144A” securities are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security. Offerings of Regulation S securities may be conducted outside of the United States. Regulation S securities are generally less liquid than registered securities, as a result, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
Depending upon the circumstances, a Fund may only be able to sell these securities in the United States if an exemption from registration under the federal and state securities laws is available or may only be able to sell these securities outside of the United States (such as on a foreign exchange). These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See also “Private Placement Risk” above.
RISKS OF QUALIFIED FINANCIAL CONTRACTS. Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.
SECTOR RISK. To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
Utilities Sector Risk. A Fund's performance may be closely tied to the performance of utilities issuers and, as a result, may be more volatile than the performance of more broadly diversified funds. The prices of securities in the utilities sector can be volatile and can be impacted significantly by supply and demand for services or fuel, financing costs, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit such companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their potential.

Industrials Sector Risk. A Fund's performance may be closely tied to the performance of industrials issuers and, as a result, may be more volatile than the performance of more broadly diversified funds. The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.
SECURITIES TRUSTS RISK. A Fund may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples include TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.
Investments in these types of structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.
SMALL CAPITALIZATION SECURITIES RISK. A Fund may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable than securities of larger or more well-established companies. Historically, small market capitalization securities and securities of recently organized companies are subject to increased price volatility due to: (i) less certain growth prospects; (ii) lower degrees of liquidity in the markets for such securities; (iii) thin trading that could result in the securities being sold at a discount or in small lots over an extended period of time; (iv) limited product lines, markets or financial resources; (v) dependence on a few key management personnel; (vi) increased sensitivity to changes in interest rates, borrowing costs and earnings; (vii) difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; (viii) greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and (ix) greater difficulty borrowing money to continue or expand operations. When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.
SOVEREIGN DEBT RISK. In addition to the risks associated with investment in debt securities and foreign securities generally, investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, or otherwise meet its obligations, in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay, and there are no bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Further, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future. In addition, the financial markets have at times seen an increase in volatility and adverse trends due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries (for example in countries that are part of the European Union, including Greece, Spain, Ireland, Italy and Portugal). These developments adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. Outside of the European Union, Iceland has also experienced adverse trends due to high debt levels and excessive lending during the height of the financial crisis that began in 2008.
A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund’s ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.
Sub-sovereign bonds represent the debt of state, provincial, territorial, municipal, local or other political sub-divisions, including other governmental entities or agencies. Quasi-sovereign bonds represent the debt of corporations that have significant government ownership. Sub-sovereign and quasi-sovereign bonds are subject to the risks of investing in sovereign debt generally. In addition, sub-sovereign and quasi-sovereign debt may or may not be issued by or guaranteed as to principal and interest by a governmental authority. Certain foreign government securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity while others may be backed only by the assets and credit of the issuing foreign entity. If an issuer of sub-sovereign or quasi-sovereign bonds defaults on payments of principal and/or interest, a Fund may have limited recourse against the issuer. A Fund may invest in obligations issued or guaranteed by supranational entities, which may include, for example, entities such as the International Bank for Reconstruction and Development (the World Bank). If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments. Please see also “Foreign Investments” above.
STRUCTURED SECURITIES RISK. Structured securities and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate. Depending on the terms of the particular instrument and the nature of the underlying instrument, structured securities may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured securities that do not involve any type of credit enhancement, are subject to credit risk that generally will be equivalent to that of the underlying instruments. Credit enhanced securities will be subject to the credit risk associated with the provider of the enhancement. A Fund is permitted to invest in classes of structured securities that are either subordinated or unsubordinated with respect to the right to payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such securities may be deemed to be “investment companies” as defined in the 1940 Act; therefore, a Fund’s investment in structured securities may be limited by certain investment restrictions contained therein. Structured securities may be leveraged, increasing the volatility of each structured security’s value relative to the change in the reference measure. Structured securities may also be more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
TAXABLE INCOME RISK. Taxable income risk is the risk that a Fund that seeks to provide investors with tax-exempt income may invest in securities or other instruments that produce income subject to income tax, including the Alternative Minimum Tax. A Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the IRS may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax. In addition, income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the IRS, state tax authorities, or a court, or the non-compliant conduct of a bond issuer.
TO BE ANNOUNCED (TBA) TRANSACTIONS RISK. TBA investments include when-issued and delayed delivery securities and forward commitments. A Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. A Fund may sell the securities before the settlement date if a sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale are taxable to shareholders. When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. A Fund may purchase or sell undrawn or delayed draw loans.

Short Sales of TBA Investments Risk. A Fund may also engage in shorting of TBAs. When a Fund enters into a short sale of a TBA investment it effectively agrees to sell at a future price and date a security it does not own. Although most TBA short sales transactions are closed before a Fund would be required to deliver the security, if the Fund does not close the position, such Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated, which would cause the Fund to lose money. A Fund may not always be able to purchase the securities required to settle a short sale at a particular time or at an attractive price. A Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities results in a form of leverage, which could increase the volatility of the Fund’s returns.
USE AS AN UNDERLYING FUND RISK. A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a fund that pursues its investment objective by investing primarily in other funds. A Fund, as an Underlying Fund, may experience relatively large redemptions or share purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to maintain a larger cash position at times it would not otherwise do so, and may as a result increase transaction costs and/or adversely affect Fund performance. In addition, such transactions could increase or decrease the frequency of capital gain recognition and could affect the timing, amount and character of distributions you receive from a Fund.
U.S. GOVERNMENT SECURITIES RISK. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, which is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
VALUATION RISK. This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.
VALUE INVESTING STYLE RISK. Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities are subject to a significant risk that they may never attain their potential value. A value stock may decrease in price or may not increase in price as anticipated by a sub-adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
VOLATILITY RISK. A Fund's investments may fluctuate in value over a short period of time. This may cause a Fund’s net asset value per share to experience significant changes in value over short periods of time.
WARRANTS AND RIGHTS RISK. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a specific price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.

ZERO COUPON SECURITIES RISK. Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.
PORTFOLIO TURNOVER.
During the fiscal years ended October 31, 2020 and October 31, 2019, the portfolio turnover rate for each Fund was as follows:
Fund	Portfolio Turnover 10/31/2020	Portfolio Turnover 10/31/2019
Balanced Income Fund	63%	54%
Balanced Retirement Fund	104%(1)	207%
Capital Appreciation Fund	84%	68%
Checks and Balances Fund	14%	28%
Climate Opportunities Fund	36%	50%
Conservative Allocation Fund	45%	38%
Core Equity Fund	22%	15%
Dividend and Growth Fund	28%	22%
Emerging Markets Equity Fund	104%	81%
Emerging Markets Local Debt Fund	99%	110%
Equity Income Fund	31%	21%
Floating Rate Fund	86%	46%
Floating Rate High Income Fund	120%	78%
Global Impact Fund	85%	5%(2)
Global Real Asset Fund	316%(3)	201%
Growth Allocation Fund	19%	25%
Growth Opportunities Fund	118%(4)	66%
Healthcare Fund	49%	35%
High Yield Fund	59%	36%
Inflation Plus Fund	78%(5)	77%
International Equity Fund	77%	78%
International Growth Fund	112%	64%
International Opportunities Fund	100%	92%
International Value Fund	26%	51%
MidCap Fund	45%	31%
MidCap Value Fund	61%	55%
Moderate Allocation Fund	27%	25%
Multi-Asset Income and Growth Fund	86%(6)	83%
Municipal Income Fund	16%	47%
Municipal Opportunities Fund	26%	15%
Municipal Short Duration Fund	26%	73%
Quality Value Fund	26%	23%
Short Duration Fund	38%(7)	30%
Small Cap Growth Fund	58%	48%
Small Cap Value Fund	62%	140%
Small Company Fund	104%	91%
Strategic Income Fund	69%(8)	74%
Total Return Bond Fund	50%(9)	71%
World Bond Fund	125%(10)	93%
(1)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 204%. Portfolio turnover for the Fund decreased significantly for the fiscal year ended 10/31/2020 because the portfolio turnover for the fiscal year ended 10/31/2019 included the impact of a strategy change to the Fund.
(2)
The portfolio turnover is reflective of the activity from October 7, 2019 to October 31, 2019. The blended portfolio turnover rate of the Global Impact Fund and its former master portfolio, the Global Impact Master Portfolio (the “Master Portfolio”), is 108%, which reflects the portfolio turnover of the Master Portfolio from November 1, 2018 through October 4, 2019 and the Global Impact Fund from October 7, 2019 to October 31, 2019.
(3)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 319%. Portfolio turnover for the Fund increased significantly for the fiscal year ended 10/31/2020 due to a strategy change to the Fund during the fiscal year ended 10/31/2020.

(4)
The portfolio turnover increased significantly in 2020 based on the portfolio management team’s views of the overall market.
(5)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 211%.
(6)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 91%.
(7)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 43%.
(8)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 180%.
(9)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 545%.
(10)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 168%.
DISCLOSURE OF PORTFOLIO HOLDINGS
Each Fund will publicly disclose its complete month-end portfolio holdings, except certain de minimis or short-term investments, on the Funds’ website at hartfordfunds.com no earlier than 25 calendar days after the end of each month, except that (a) the Funds of Funds will publicly disclose their complete month-end portfolio holdings of Underlying Funds (and the percentage invested in each) no earlier than 15 calendar days after the end of each month; and (b) Global Real Asset Fund, which has a wholly owned subsidiary, will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.
Each Fund (other than the Funds of Funds) also will publicly disclose on its website the largest ten holdings by issuer, in the case of equity funds, or largest ten issuers, in the case of fixed income funds, in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income issuers and equity holdings (and the percentage invested in each holding) (Currently, Balanced Income Fund, Balanced Retirement Fund, Global Real Asset Fund, and Multi-Asset Income and Growth Fund). For purposes of the top ten holdings, the Funds will not include derivative positions. In addition, any Fund may delay posting its holdings or may not post any holdings, if HFMC believes that would be in the best interests of the Fund and its shareholders. The Global Real Asset Fund will determine its above specified holdings as if the Fund directly held the securities of its subsidiary.
HFMC and HFD and their affiliates may release or authorize others to release portfolio-related information (i.e., portfolio statistics, sector information and portfolio commentary) to third parties; provided however that if the portfolio-related information is deemed to be material in the reasonable judgment of the Funds’ Chief Compliance Officer (“CCO”) (or his designee) on the advice and counsel of the Funds’ Chief Legal Officer (or his designee), it shall be publicly disclosed prior to disclosure to a third-party.
The Funds may disclose portfolio holdings on a more frequent basis if (1) public disclosure of such holdings is made and both the Funds’ CCO and the Funds’ Chief Legal Officer approve the disclosure in accordance with the Funds’ portfolio holdings disclosure policy; or (2) the nonpublic disclosure is made to a third-party that (i) has been approved by the CCO and at least one other Fund officer, based on a finding that the applicable Fund has a legitimate business purpose for the arrangement or practice and that it is in the interest of Fund shareholders, and (ii) is subject to an agreement with the appropriate confidentiality and/or non-trading provisions as determined by the CCO. This requirement does not apply to portfolio holdings disclosure to the Funds’ service providers such as the custodian, transfer agent, sub-transfer agent, administrator, sub-administrator, independent registered public accounting firm, counsel, financial printer, proxy voting agent, lenders, securities lending agent, and other entities that provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing (together, “Service Providers”), provided that the Service Provider is otherwise subject to the duty of confidentiality, imposed by law and/or contract. The portfolio holdings information may be provided to the Service Providers as soon as the information is available.
In addition to Service Providers, a Fund’s investment manager or sub-adviser(s) may disclose the Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the Fund’s investment manager or sub-adviser(s) on behalf of the Fund and to certain third-party industry information vendors, institutional investment consultants, and asset allocation service providers. With respect to each of these entities, portfolio holdings information will be released only in accordance with the Fund’s portfolio holdings disclosure policy.
Nothing contained herein is intended to prevent the disclosure of portfolio holdings or portfolio-related information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas. From time to time, a Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.
The “Hartford Funds” for purposes of this section consist of the series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and Hartford Schroders Opportunistic Income Fund. One or more of the Hartford Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:
Accenture
Acuity Knowledge Partners
Brown Brothers Harriman & Co.
Citibank N.A.
Class Action Claims Management
FactSet Research Systems Inc.
Glass, Lewis & Company, LLC

Markit WSO Corporation
MSCI, Inc.
State Street Bank and Trust Company
Seismic Software Inc.
Wipro
Wolters Kluwer Financial Services
Portfolio holdings are disclosed on a daily basis to Accenture, Acuity Knowledge Partners, Brown Brothers Harriman & Co., Citibank N.A., Class Action Claims Management, FactSet Research Systems Inc., Glass Lewis & Company, LLC, Markit WSO Corporation (for certain Hartford Funds), MSCI, Inc., State Street Bank and Trust Company, and Wolters Kluwer Financial Services. Portfolio holdings are disclosed to Seismic Software Inc. and Wolters Kluwer Financial Services on a monthly basis, with lag times of approximately twelve business days and one business day, respectively. Portfolio holdings are disclosed to Wipro as needed, with a lag time of one day. When purchasing and selling portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Hartford Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.
Additionally, each Fund, each Fund’s investment manager, each Fund’s distributor (collectively, “Hartford”) or the sub-adviser(s) may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how the Fund’s investments are divided among (i) various sectors, industries and countries; (ii) value and growth investments and small, mid and large-cap investments; (iii) stocks, bonds, currencies and cash; and, as applicable, (iv) types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on factors that contributed to Fund performance, including these relative weightings. Hartford or the sub-adviser(s) may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about a Fund may be based on the Fund’s most recent quarter-end portfolio, month-end or on some other interim period. Portfolio commentary and statistical information may be available on the Hartford Funds’ website or may be provided to members of the press, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers, or current or potential shareholders in a Fund or their representatives. The content and nature of the information provided to each of these persons may differ.
In no event will Hartford or the sub-adviser(s) or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings. The CCO is responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds’ investment manager, investment sub-adviser(s), principal underwriter, or any affiliated person of a Fund, its investment manager, investment sub-adviser(s), or its principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the Funds’ CCO. The CCO is responsible for maintaining records under the policy and will provide periodic reporting to the Board.
The Investment Manager and sub-adviser(s) may serve as the investment adviser and sub-adviser(s), respectively, to one or more exchange traded funds (ETFs) and separate accounts that have the same or substantially similar investment strategies as one or more of the Funds. These separate accounts are not subject to the Funds’ portfolio holdings disclosure policy, and the ETFs are not subject to the same portfolio holdings disclosure restrictions as the other Hartford Funds. The portfolio holdings of Hartford Funds’ actively managed fixed income ETFs will be made publicly available on a daily basis. It is possible that a person could trade ahead of or against a Fund based on this information, which could negatively impact the Funds’ execution of purchase and sale transactions. In addition, the sub-adviser(s) may manage certain accounts and/or funds that are not part of the Hartford Funds family in a style substantially similar to that of a Fund. These accounts and/or funds are not subject to the Funds’ portfolio holdings disclosure policy. The Investment Manager also may receive compensation for providing one or more model portfolios to third-party sponsors of separately managed account programs. Where a model portfolio and a Fund both employ similar investment strategies, the composition of the model portfolio may be similar to that of the Fund.
FUND MANAGEMENT
The Board of Directors and officers of the Companies, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. Each Company’s Board of Directors (i) provides broad supervision over the affairs of the Company and the Funds and (ii) elects officers who are responsible for the day-to-day operations of the Funds and the execution of policies formulated by the Boards. The first table below provides information about those directors who are deemed not to be “interested persons” of the Companies, as that term is defined in the 1940 Act (i.e., “non-interested directors”), and the second table below provides information about the Companies' “interested” director and the Companies' officers.

NON-INTERESTED DIRECTORS
NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	73
Ms. Ackermann
served as a
Director of Dynegy,
Inc. from October
2012 until its
acquisition in by
Vistra Energy
Corporation in
2018, and since
that time she has
served as a
Director of Vistra.
Ms. Ackermann
serves as a
Director of Credit
Suisse Holdings
(USA), Inc. from
January 2017 to
present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	73
Ms. Beery serves
as an independent
Director of UMB
Financial
Corporation
(January 2015 to
present), has
chaired the
Compensation
Committee since
April 2017, and
serves on the Audit
Committee and the
Risk Committee.

LYNN S. BIRDSONG (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	73	None
DERRICK D. CEPHAS**** (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	73	Mr. Cephas currently serves a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee.

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	73
Ms. Detrick serves
as a Director and
Chair of the
Nominating and
Governance
Committee of
Reinsurance Group
of America (from
January 2014 to
present). She also
serves as a
Director of Charles
River Associates
(May 2020 to
present).

ANDREW A. JOHNSON**** (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	73	None
PAUL L. ROSENBERG**** (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	73	None
LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	73	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	73	Mr. Sung serves as a Trustee of Ironwood Institutional Multi- Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
*
The address for each Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
**
Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age.
***
The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Schroders Opportunistic Income Fund.
****Effective November 2, 2020, Messrs. Cephas, Johnson, and Rosenberg were elected to the Board of each Company.

OFFICERS AND INTERESTED DIRECTOR
NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
JAMES E. DAVEY**** (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012
Mr. Davey serves as Executive Vice President of The
Hartford Financial Services Group, Inc. Mr. Davey has
served in various positions within The Hartford and its
subsidiaries and joined The Hartford in 2002.
Additionally, Mr. Davey serves as Director, Chairman,
President, and Senior Managing Director for Hartford
Funds Management Group, Inc. ("HFMG"). Mr. Davey
also serves as President, Manager, Chairman of the
Board, and Senior Managing Director for Hartford
Funds Management Company, LLC (“HFMC”);
Manager, Chairman of the Board, and President of
Lattice Strategies LLC (“Lattice”); Chairman of the
Board, Manager, and Senior Managing Director of
Hartford Funds Distributors, LLC (“HFD”); and
Chairman of the Board, President and Senior
Managing Director of Hartford Administrative Services
Company (“HASCO”), each of which is an affiliate of
HFMG.
				73	None
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015
Mr. Decker serves as Chief Compliance Officer and
AML Compliance Officer of HASCO (since April 2015)
and Vice President of HASCO (since April 2018). Mr.
Decker serves as AML Officer of HFD (since May
2015). Mr. Decker also serves as Vice President of
HFMG (since April 2018). Prior to joining The Hartford,
Mr. Decker served as Vice President and AML Officer
at Janney Montgomery Scott (a broker dealer) from
April 2011 to January 2015.
				N/A	N/A
AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018
Ms. Furlong serves as Vice President and Assistant
Treasurer of HFMC (since September 2019). Ms.
Furlong has served in various positions within The
Hartford and its subsidiaries in connection with the
operation of the Hartford Funds. Ms. Furlong joined
The Hartford in 2004. Effective March 15, 2021, Ms.
Furlong will continue to serve as a Vice President of
each Company, but will no longer serve as the
Treasurer of each Company.
				N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016
Mr. Garger serves as Secretary, Managing Director
and General Counsel of HFMG, HFMC, HFD, and
HASCO (since 2013). Mr. Garger also serves as
Secretary and General Counsel of Lattice (since July
2016). Mr. Garger has served in various positions
within The Hartford and its subsidiaries in connection
with the operation of the Hartford Funds. Mr. Garger
joined The Hartford in 1995.
				N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017
Mr. Lucas serves as Executive Vice President of
HFMG (since July 2016) and as Executive Vice
President of Lattice (since June 2017). Previously, Mr.
Lucas served as Managing Partner of Lattice (2003 to
2016).
				N/A	N/A

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013
Mr. Melcher serves as Executive Vice President of
HFMG and HASCO (since December 2013). Mr.
Melcher also serves as Executive Vice President
(since December 2013) and Chief Compliance Officer
(since December 2012) of HFMC, serves as Executive
Vice President and Chief Compliance Officer of Lattice
(since July 2016), serves as Executive Vice President
of HFD (since December 2013), and has served as
President and Chief Executive Officer of HFD (from
April 2018 to June 2019).
				N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2006
Mr. Meyer serves as Managing Director and Chief
Investment Officer of HFMC and Managing Director of
HFMG (since 2013). Mr. Meyer also serves as Senior
Vice President-Investments of Lattice (since March
2019). Mr. Meyer has served in various positions
within The Hartford and its subsidiaries in connection
with the operation of the Hartford Funds. Mr. Meyer
joined The Hartford in 2004.
				N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Effective March 15, 2021
Effective March 15, 2021, Mr. Naab serves as Vice
President and Treasurer of each Company. Prior to
joining HFMC in 2021, Mr. Naab served in various
positions as an associate, senior associate, manager,
senior manager, and director within the investment
management, financial services, and asset & wealth
management practice groups of
PricewaterhouseCoopers, LLP from 2007 to 2020.
				N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016
Ms. Pellegrino serves as Vice President of HFMG
(since December 2013). Ms. Pellegrino also serves
as Vice President and Assistant Secretary of Lattice
(since June 2017). Ms. Pellegrino is a Senior Counsel
and has served in various positions within The
Hartford and its subsidiaries in connection with the
operation of the Hartford Funds. Ms. Pellegrino joined
The Hartford in 2007.
				N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017
Mr. Phillips is Deputy General Counsel for HFMG and
currently serves as Vice President (since February
2017) and Assistant Secretary (since June 2017) for
HFMG. Prior to joining HFMG in 2017, Mr. Phillips was
a Director and Chief Legal Officer of Saturna Capital
Corporation from 2014–2016. Prior to that, Mr.
Phillips was a Partner and Deputy General Counsel of
Lord, Abbett & Co. LLC.
				N/A	N/A
*
The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
**
Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.
***
The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Schroders Opportunistic Income Fund.
****
“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
All directors and officers of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. also hold corresponding positions with Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Exchange-Traded Trust, Lattice Strategies Trust, and Hartford Schroders Opportunistic Income Fund.

BOARD OF DIRECTORS. Each Company has a Board of Directors. The Boards are responsible for oversight of the Funds. The same directors serve on the Board of each Company. The Board elects officers who are responsible for the day-to-day operations of the Funds. The Board oversees the Investment Manager and the other principal service providers of the Funds. As described in more detail below, the Board has established five standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee, Compliance and Risk Oversight Committee, Contracts Committee, Investment Committee and Nominating and Governance Committee (collectively, the “Committees”).
The Board is chaired by an Independent Director (as defined below). The Independent Chairman (i) presides at Board meetings and participates in the preparation of agendas for the meetings, (ii) acts as a liaison with the Funds’ officers, Investment Manager and other directors between meetings and (iii) coordinates Board activities and functions with the Chairperson of the Committees. The Independent Chairman may also perform such other functions as may be requested by the Board from time to time. The Board has determined that the Board’s leadership and committee structure is appropriate because it provides a foundation for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment. In addition, the committee structure permits an efficient allocation of responsibility among the Directors.
The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities. The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Funds’ service providers, which are responsible for the day-to-day operations of the Funds, apply risk management in conducting their activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and controls to eliminate all risks and their possible effects. The Audit Committee, Compliance and Risk Oversight Committee, and Investment Committee receive reports or other information from management regarding risk assessment and management. In addition, the Investment Manager has established an internal committee focused on risk assessment and risk management related to the operations of the Funds and the Investment Manager, and the chairperson of that committee reports to the Compliance and Risk Oversight Committee on a semi-annual basis (or more frequently if appropriate). The Compliance and Risk Oversight Committee assists the Board in overseeing the activities of the Funds’ Chief Compliance Officer (“CCO”), and the CCO provides an annual report to the Compliance and Risk Oversight Committee and the Board regarding material compliance matters. The Compliance and Risk Oversight Committee and the Board receive and consider other reports from the CCO throughout the year. The Investment Committee assists the Board in overseeing investment matters. The Investment Committee receives reports from the Investment Manager relating to investment performance, including information regarding investment risk. The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
STANDING COMMITTEES. Each Board of Directors has established an Audit Committee, a Compliance and Risk Oversight Committee, a Contracts Committee, an Investment Committee and a Nominating and Governance Committee. The Companies do not have standing compensation committees. However, each Nominating and Governance Committee is responsible for making recommendations to the applicable Board regarding the compensation of the non-interested members of the Board. Each Board has adopted written charters for the Audit Committee, the Compliance and Risk Oversight Committee, the Investment Committee and the Nominating and Governance Committee.
Each Audit Committee currently consists of the following non-interested directors: Hilary E. Ackermann, Lynn S. Birdsong, Derrick D. Cephas, Paul L. Rosenberg, and David Sung. Each Audit Committee (i) oversees the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assists the applicable Board of Directors in its oversight of the qualifications, independence and performance of the Funds’ independent registered public accounting firm; the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; and the performance of the Funds’ internal audit function; and (iii) acts as a liaison between the Funds’ independent registered public accounting firm and the respective full board. The Funds’ independent registered public accounting firm reports directly to each Audit Committee, and each Audit Committee regularly reports to its applicable Board of Directors.
Management is responsible for maintaining appropriate systems for accounting. Each Company's independent registered public accounting firm is responsible for conducting a proper audit of the Company's financial statements and is ultimately accountable to the applicable Audit Committee. The Audit Committees have the ultimate authority and responsibility to select (subject to approval by the non-interested directors and ratification by the Company shareholders, as required) and evaluate the applicable Company's independent registered public accounting firm, to determine the compensation of the Company's independent registered public accounting firm and, when appropriate, to replace the Company's independent registered public accounting firm.
Each Compliance and Risk Oversight Committee currently consists of Hilary E. Ackermann, Lynn S. Birdsong, Derrick D. Cephas, Paul L. Rosenberg, and David Sung. Each Compliance and Risk Oversight Committee assists the applicable Board in its oversight of the adoption and implementation of compliance and enterprise risk management policies and procedures.

Each Contracts Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann; Robin C. Beery; Lynn S. Birdsong; Derrick D. Cephas; Christine R. Detrick; Andrew A. Johnson; Paul L. Rosenberg; Lemma W. Senbet; and David Sung. Each Contracts Committee assists the applicable Board in its consideration and review of fund contracts and the consideration of strategy-related matters.
Each Investment Committee currently consists of Robin C. Beery, Christine R. Detrick, Andrew A. Johnson, and Lemma W. Senbet. Each Investment Committee assists the applicable Board in its oversight of the Funds’ investment performance and related matters.
Each Nominating and Governance Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann; Robin C. Beery; Lynn S. Birdsong; Derrick D. Cephas; Christine R. Detrick; Andrew A. Johnson; Paul L. Rosenberg; Lemma W. Senbet; and David Sung. Each Nominating and Governance Committee: (i) screens and selects candidates to the applicable Board of Directors and (ii) periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors. Each Nominating and Governance Committee is also authorized to consider and make recommendations to the Board regarding governance policies, including, but not limited to, any retirement policy for non-interested directors. Each Nominating and Governance Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.
During the fiscal year ended October 31, 2020, the above referenced committees (or sub-committee thereof) met the following number of times: Audit Committee — 6 times, Investment Committee — 5 times, Nominating and Governance Committee — 5 times, Contracts Committee — 1 time and Compliance and Risk Oversight Committee — 4 times.
DIRECTOR QUALIFICATIONS. The governing documents for the Companies do not set forth any specific qualifications to serve as a Director. The Charter for the Nominating and Governance Committee sets forth criteria that the Committee should consider as minimum requirements for consideration as an independent director, including: 15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the Funds; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of Fund shareholders.
Each Board has concluded that, based on each director’s experience, qualifications, attributes and/or skills, on an individual basis and in combination with those of other directors, each director is qualified to serve as a director for the Funds. Among the attributes and skills common to all directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment. Where applicable, the Boards have considered the actual service of each director in concluding that the director should continue to serve. Each director’s ability to perform his or her duties effectively has been attained through the director’s education and work experience, as well as service as a director for the Funds and/or other entities. Set forth below is a brief description of the specific experience of each director. Additional details regarding the background of each director is included in the chart earlier in this section.
Hilary E. Ackermann. Ms. Ackermann has served as a director of the Companies since September 2014. She has served as Chair of the Compliance and Risk Oversight Committee since 2016. Ms. Ackermann has over 25 years of credit, financial and risk management experience, including serving as the chief risk officer at a New York-chartered bank.
Robin C. Beery. Ms. Beery has served as a director of the Companies since 2017. She has served as Chair of the Nominating and Governance Committee since January 1, 2021. Ms. Beery is an experienced business executive with over 30 years of experience in the financial services industry, including extensive experience as a senior executive overseeing the global distribution of mutual funds and institutional strategies for a large investment adviser.
Lynn S. Birdsong. Mr. Birdsong has served as a director of the Companies since 2003. He has served as Chairman of the Board since August 2019. He served as Co-Chairman of the Investment Committee from 2005 to 2014 and as Chairman of the Investment Committee from September 2014 to August 2019. Mr. Birdsong served in senior executive and portfolio management positions for investment management firms for more than 25 years. He has served as a director of other mutual funds for more than 10 years.
Derrick D. Cephas. Mr. Cephas has more than forty years of experience as an attorney practicing in the banking, corporate, and financial services industries. He currently is a Partner of an international law firm and also serves as a director of a commercial bank. Mr. Cephas previously served in senior executive roles in state banking and other regulatory agencies and served as the chief executive officer of one of the largest privately owned banks in the U.S.
Christine R. Detrick. Ms. Detrick has served as a director of the Companies since 2016. She has served as Chair of the Investment Committee since August 2019. Ms. Detrick has over 30 years of experience leading and advising financial services companies and investors. She previously served as a director, head of the Americas financial services practice and senior advisor at a management consulting firm, and as the chief executive officer of a private savings bank.

Andrew A. Johnson. Mr. Johnson has over 30 years of experience as an investment professional responsible for a range of fixed income and multi-asset class products. He currently serves as a diversity and inclusion advisor at a global investment management firm. In his previous roles, Mr. Johnson served as a chief investment officer, senior executive and portfolio manager.
Paul L. Rosenberg. Mr. Rosenberg has over 40 years of experience as a senior executive, strategy consultant, and senior official serving in the U.S. government. He currently is a partner of a non-profit strategy consulting firm. Mr. Rosenberg was previously a partner of a premier for-profit strategy consulting firm.
Lemma W. Senbet. Dr. Senbet has served as a director of the Companies since 2005 (and their predecessors). For more than 30 years, Dr. Senbet has served as a professor of finance, including serving as the chair of the finance department at a major university. He has served the finance profession in various capacities, including as a director or officer of finance associations.
David Sung. Mr. Sung has served as a director of the Companies since 2017. He has served as Chairman of the Audit Committee since November 2019. Mr. Sung is an experienced financial services and auditing professional with over 37 years of experience serving clients in the investment management business.
James E. Davey. Mr. Davey has served as a director of the Companies since 2012 and President and Chief Executive Officer of the Companies since 2010. Mr. Davey joined The Hartford Financial Services Group, Inc. (“The Hartford”) in 2002 and has served in various positions within The Hartford and its subsidiaries. Prior to joining The Hartford, Mr. Davey served in various management roles at Merrill Lynch, including director of 401(k) alliance management and director of corporate and institutional 401(k) product management, overseeing product profitability and marketing strategy. Mr. Davey has served on the Board of Governors for the Investment Company Institute (ICI).
OWNERSHIP OF FUND SHARES. The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2020 (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.
NON-INTERESTED DIRECTORS
NAME OF DIRECTOR	FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Hilary E. Ackermann	None	None	Over $100,000

Robin C. Beery	International Value Fund	Over $100,000	Over $100,000
	MidCap Fund	$50,001–$100,000

Lynn S. Birdsong	Balanced Income Fund	$50,001–$100,000	Over $100,000
	Balanced Retirement Fund	$10,001–$50,000
	Capital Appreciation Fund	Over $100,000
	Climate Opportunities Fund	Over $100,000
	Core Equity Fund	Over $100,000
	Dividend and Growth Fund	Over $100,000
	Emerging Markets Equity Fund	Over $100,000
	Equity Income Fund	$10,001–$50,000
	Global Impact Fund	Over $100,000
	Growth Opportunities Fund	Over $100,000
	International Equity Fund	Over $100,000
	International Opportunities Fund	Over $100,000
	MidCap Fund	Over $100,000
	Quality Value Fund	$10,001–$50,000
	Short Duration Fund	Over $100,000
	World Bond Fund	$50,001–$100,000

Derrick D. Cephas	None	None	None

Christine R. Detrick	Core Equity Fund	Over $100,000	Over $100,000
	Global Impact Fund	Over $100,000
	MidCap Fund	Over $100,000

Andrew A. Johnson	None	None	None

Paul L. Rosenberg	None	None	None

NAME OF DIRECTOR	FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES

Lemma W. Senbet	Dividend and Growth Fund	$50,001–$100,000	Over $100,000
	Growth Opportunities Fund	Over $100,000
	Healthcare Fund	$50,001–$100,000
	International Equity Fund	$10,001–$50,000
	Municipal Opportunities Fund	$10,001–$50,000
	Quality Value Fund	$10,001–$50,000
	Small Company Fund	$50,001–$100,000

David Sung	None	None	None
INTERESTED DIRECTOR
NAME OF DIRECTOR	FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
James E. Davey	Balanced Income Fund	Over $100,000	Over $100,000
	Climate Opportunities Fund	Over $100,000
	Core Equity Fund	Over $100,000
	Global Impact Fund	Over $100,000
	Growth Opportunities Fund	Over $100,000
	International Opportunities Fund	Over $100,000
	MidCap Fund	Over $100,000
	Small Company Fund	Over $100,000
COMPENSATION OF OFFICERS AND DIRECTORS. The Funds pay a portion of the chief compliance officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by Hartford Funds or its affiliates. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended October 31, 2020.
NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM THE HARTFORD MUTUAL FUNDS, INC.	AGGREGATE COMPENSATION FROM THE HARTFORD MUTUAL FUNDS II, INC.	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE FUND COMPLEX PAID TO DIRECTORS
Hilary E. Ackermann, Director	$227,139	$39,070	$0	$0	$337,000
Robin C. Beery, Director	$188,932	$32,504	$0	$0	$280,500
Lynn S. Birdsong, Director	$320,880	$55,328	$0	$0	$476,000
Derrick D. Cephas*	$74,245	$13,315	$0	$0	$110,164
Christine R. Detrick, Director	$250,026	$42,976	$0	$0	$371,000
Duane E. Hill, Director**	$250,026	$42,976	$0	$0	$371,000
Andrew A. Johnson*	$74,245	$13,315	$0	$0	$110,164
Phillip O. Peterson***	$42,651	$7,065	$0	$0	$63,601
Paul L. Rosenberg*	$74,245	$13,315	$0	$0	$110,164
Lemma W. Senbet, Director	$191,281	$32,892	$0	$0	$284,000
David Sung, Director	$220,082	$37,894	$0	$0	$326,476
*
Messrs. Cephas, Johnson, and Rosenberg were each elected as a Director of the Board effective November 2, 2020. The above includes compensation for Messrs. Cephas, Johnson, and Rosenberg received as Board nominees during the last fiscal year.
**
Mr. Hill retired as a Director of each Company effective December 31, 2020.
***
Mr. Peterson retired as a Director of each Company effective December 5, 2019.
The sales load for Class A shares of the Funds is waived for present and former officers, directors and employees of the Companies, HFMC, The Hartford, a sub-adviser, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds. Present and former officers, directors and employees of the Companies, HFMC, The Hartford, a sub-adviser, the transfer agent and their affiliates are also permitted to purchase Class I shares of the Funds.

Each Company’s Articles of Incorporation provide that the Company to the full extent permitted by Maryland General Corporate Law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.
CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS
Information about the ownership of each class of each Fund’s shares by beneficial or record owners of the Fund and ownership of Fund shares by directors and officers as a group is found in Appendix C.
INVESTMENT MANAGEMENT ARRANGEMENTS
Each Company, on behalf of its respective Funds, has entered into an investment management agreement with HFMC. HFMC, whose principal business address is 690 Lee Road, Wayne, Pennsylvania 19087, was organized in 2012. Each investment management agreement provides that HFMC, subject to the supervision and approval of the applicable Company’s Board of Directors, is responsible for the management of each Fund. In addition, HFMC or its affiliate(s) provides administrative services to both Companies and their Funds, including personnel, services, equipment and facilities and office space for proper operation of the Companies and the Funds. Although HFMC, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly. HFMC administers the business and affairs of each Fund. With respect to each Fund, HFMC may retain and compensate sub-advisers that invest and reinvest the assets of the Fund pursuant to sub-advisory agreements with HFMC. In this regard, HFMC will, whether directly or through engagement of sub-advisers, regularly provide each Fund with research, advice and supervision, and will furnish continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund. HFMC shall also monitor, supervise and oversee any sub-adviser. Among other services, HFMC: (i) provides and, as necessary, re-evaluates and updates the investment objectives and parameters, asset classes, and risk profiles of the Funds; (ii) determines, as permitted through the engagement of sub-advisers as the case may be, what securities and other financial instruments should be purchased for the Funds and the portion of the Funds' portfolios to be held in cash; (iii) monitors the Funds' performance and examines and recommends ways to improve performance; (iv) meets with and monitors sub-advisers to confirm their compliance with the Funds' investment strategies and policies and for their adherence to legal and compliance procedures; (v) researches and recommends sub-advisers or portfolio managers for the Funds; and (vi) reports to the Board on the performance of each Fund and recommends action as appropriate.
Among other services, HFMC: (i) assists in all aspects of the Funds' operations, including the supervision and coordination of service providers (e.g., the custodian, transfer agent or other shareholder servicing agents, accountants, and attorneys), and serves as the liaison between such service providers and the Board; (ii) drafts and negotiates agreements between service providers and the applicable Company; (iii) prepares meeting materials for each Company's Board and produces such other materials as the Board may request; (iv) coordinates and oversees filings with the SEC; (v) develops and implements compliance programs for the Funds; (vi) provides day-to-day legal and regulatory support for the Funds; (vii) assists the Funds in the handling of regulatory examinations; and (viii) makes reports to the Board regarding the performance of the Funds' investment adviser.
With respect to each Fund, except the Funds of Funds, HFMC has entered into an investment sub-advisory agreement with Wellington Management. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. With respect to the Climate Opportunities Fund, HFMC has also entered into an investment sub-advisory agreement with SIMNA and SIMNA has entered into a sub-sub-advisory agreement with SIMNA Ltd. SIMNA’s address is 7 Bryant Park, New York, New York 10018. SIMNA Ltd.’s address is 1 London Wall Place, London EC2Y 5AU. HFMC does not employ the services of a sub-adviser in its management of the Funds of Funds and it administers the asset allocation program for these Funds.
Each sub-adviser, subject to the general supervision of the applicable Company’s Board of Directors and HFMC, is responsible for (among other things) the investment and reinvestment of the assets of the Fund(s) allocated to it by HFMC and furnishing such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for such Fund.
Pursuant to the investment management agreements, HFMC is not liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which its agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HFMC in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable agreement.
Pursuant to the investment sub-advisory agreements with Wellington Management, Wellington Management must discharge its duties under the sub-advisory agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent investment professional acting in a similar capacity and familiar with such matters would use. Unless Wellington Management breaches this standard of care or under applicable law, Wellington Management is not liable to either Company, any Fund, HFMC or its affiliates for any of its acts or omissions, or any acts or omissions of any other person or entity, in the course of or connected with Wellington Management performing its obligations under the sub-advisory agreement. If Wellington Management breaches this standard of care or under applicable law, Wellington Management is responsible for indemnifying and holding harmless HFMC and its affiliates from all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) resulting from: (1) Wellington Management causing a Fund to be in material violation of any applicable federal or state law, rule or regulation or in violation of any investment policy set forth in such Fund’s current registration statement; (2) any untrue statement of a material fact contained in the registration statement or certain other materials or the omission to state therein a material fact known to Wellington Management that was required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon information provided by Wellington Management in writing for use in such materials; (3) a material breach of the investment sub-advisory agreement; or (4) any willful misfeasance, bad faith, negligence or reckless disregard on the part of Wellington Management in the performance of its duties and obligations under the investment sub-advisory agreement (except to the extent that the loss results from HFMC’s or a Company’s willful misfeasance, bad faith, negligence, or reckless disregard in the performance of their respective duties and obligations under the sub-advisory agreements or the applicable investment management agreement).
Pursuant to the investment sub-advisory agreement with SIMNA and the sub-sub-advisory agreement with SIMNA Ltd., SIMNA and SIMNA Ltd. shall not be liable for any error of judgment or mistake of law or for any loss suffered by The Hartford Mutual Funds, Inc., HFMC, or the Climate Opportunities Fund in connection with the matters to which each agreement relates. The sub-advisory agreement with SIMNA specifies that such liability will not apply to a loss resulting from SIMNA’s willful misfeasance, bad faith or negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations under the sub-advisory agreement. Likewise, the sub-sub-advisory agreement specifies that such liability will not apply to a loss resulting from SIMNA Ltd.’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations under the sub-sub-advisory agreement.
As provided by the investment management agreements, each Fund pays HFMC an investment management fee (except Checks and Balances Fund, which pays no management fee) that is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets. With respect to each of the Funds for which a sub-adviser is engaged, HFMC (not any Fund) pays the sub-advisory fees to the sub-adviser(s). With respect to Climate Opportunities Fund, SIMNA, and not the Funds or HFMC, pays the sub-sub-advisory fees to SIMNA Ltd.
MANAGEMENT FEES
Each Fund pays a monthly management fee to HFMC based on a stated percentage of the Fund’s average daily net asset value. As of March 1, 2021, unless otherwise noted, the rates are as follows:
Emerging Markets Equity Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9000%
Next $500 million	0.8500%
Amount Over $1 billion	0.8000%
Emerging Markets Local Debt Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.7000%
Amount Over $1 billion	0.6900%
Climate Opportunities Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6200%
Next $500 million	0.6000%
Next $1.5 billion	0.5800%
Next $2.5 billion	0.5750%
Amount Over $5 billion	0.5700%
Global Real Asset Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7950%
Next $500 million	0.7600%
Next $1.5 billion	0.7300%
Next $2.5 billion	0.7000%
Amount Over $5 billion	0.6600%

Healthcare Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9000%
Next $500 million	0.8500%
Next $4 billion	0.8000%
Next $5 billion	0.7975%
Amount Over $10 billion	0.7950%
International Equity Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.4600%
Next $1 billion	0.4500%
Next $3 billion	0.4400%
Amount Over $5 billion	0.4300%
Small Cap Growth Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $100 million	0.9000%
Next $150 million	0.8000%
Next $250 million	0.7000%
Next $4.5 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%
International Value Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.8000%
Next $4 billion	0.7500%
Next $5 billion	0.7475%
Amount Over $10 billion	0.7450%
International Growth Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8000%
Next $250 million	0.7500%
Next $500 million	0.7000%
Amount Over $1 billion	0.6500%
Small Company Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8500%
Next $250 million	0.8000%
Next $500 million	0.7500%
Next $500 million	0.7000%
Next $3.5 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%
MidCap Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.7500%
Next $4 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

Quality Value Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4500%
Next $500 million	0.3500%
Next $4 billion	0.3300%
Next $5 billion	0.3250%
Amount Over $10 billion	0.3225%
MidCap Value Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5950%
Next $5 billion	0.5900%
Amount Over $10 billion	0.5850%
Growth Opportunities Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8000%
Next $4.75 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%
Capital Appreciation Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8000%
Next $500 million	0.7000%
Next $4 billion	0.6500%
Next $5 billion	0.6475%
Amount Over $10 billion	0.6450%
Balanced Retirement Fund
AVERAGE DAILY NET ASSETS (Excluding assets invested in investment companies for which the
Investment Manager or its affiliates serves as investment manager (“Affiliated Funds”))	ANNUAL RATE
First $1 billion	0.3900%
Next $4 billion	0.3800%
Amount Over $5 billion	0.3750%

AVERAGE DAILY NET ASSETS (Invested in Affiliated Funds)	ANNUAL RATE
All Assets invested in Affiliated Funds	0.0000%
Equity Income Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7500%
Next $250 million	0.7000%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5900%
Amount Over $5 billion	0.5875%

Small Cap Value Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7000%
Next $500 million	0.6500%
Next $2 billion	0.6000%
Next $2 billion	0.5900%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%
Core Equity Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4500%
Next $500 million	0.3500%
Next $1.5 billion	0.3300%
Next $2.5 billion	0.3250%
Amount Over $5 billion	0.3225%
International Opportunities Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6400%
Next $2.5 billion	0.6350%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6250%
Dividend and Growth Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5950%
Next $5 billion	0.5900%
Amount Over $10 billion	0.5850%
Balanced Income Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7000%
Next $250 million	0.6300%
Next $500 million	0.6000%
Next $1.5 billion	0.5700%
Next $2.5 billion	0.5500%
Next $5 billion	0.5300%
Next $2 billion	0.4500%
Amount Over $12 billion	0.3900%
Floating Rate High Income Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7000%
Next $2 billion	0.6500%
Next $2.5 billion	0.6400%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

World Bond Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7000%
Next $250 million	0.6500%
Next $2 billion	0.6000%
Next $2.5 billion	0.5500%
Next $5 billion	0.4750%
Amount Over $10 billion	0.4500%
Multi-Asset Income and Growth Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5900%
Next $250 million	0.5500%
Next $250 million	0.5000%
Next $4 billion	0.4750%
Next $5 billion	0.4725%
Amount Over $10 billion	0.4700%
Floating Rate Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6500%
Next $2 billion	0.6000%
Next $2.5 billion	0.5900%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%
High Yield Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.5000%
Next $4 billion	0.4500%
Next $5 billion	0.4400%
Amount Over $10 billion	0.4350%
Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.3500%
Next $500 million	0.3000%
Next $1.5 billion	0.2900%
Next $2.5 billion	0.2850%
Amount Over $5 billion	0.2800%
Strategic Income Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5500%
Next $500 million	0.5000%
Next $1.5 billion	0.4750%
Next $2.5 billion	0.4650%
Next $5 billion	0.4550%
Amount Over $10 billion	0.4450%
Total Return Bond Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.3500%
Next $500 million	0.3000%
Next $4 billion	0.2600%
Amount Over $5 billion	0.2500%

Inflation Plus Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.3900%
Next $500 million	0.3800%
Next $1.5 billion	0.3750%
Next $2.5 billion	0.3700%
Next $5 billion	0.3675%
Amount Over $10 billion	0.3650%
Short Duration Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4100%
Next $500 million	0.3700%
Next $1.5 billion	0.3650%
Next $2.5 billion	0.3600%
Next $5 billion	0.3500%
Amount Over $10 billion	0.3400%
Growth Allocation Fund, Conservative Allocation Fund and Moderate Allocation Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.1000%
Next $500 million	0.0950%
Next $1.5 billion	0.0900%
Next $2.5 billion	0.0800%
Next $2.5 billion	0.0700%
Next $2.5 billion	0.0600%
Amount Over $10 billion	0.0500%
Global Impact Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6200%
Next $500 million	0.6000%
Next $1.5 billion	0.5800%
Next $2.5 billion	0.5750%
Amount Over $5 billion	0.5700%
ADVISORY FEE PAYMENT HISTORY
The following charts show, for the last three fiscal years, (i) the gross and net amount of advisory fees paid by each Fund to HFMC and (ii) the net aggregate amount of sub-advisory fees, if any, paid by HFMC, with respect to each Fund, to any sub-advisers with which HFMC is not affiliated (“Unaffiliated Managers”). The fees paid to Unaffiliated Managers are shown both in dollars and as a percentage of the Fund’s average daily net assets that they managed during the applicable period.
Fund Name	Gross Fees Payable to HFMC For fiscal year ended 10/31/20	Investment Advisory Fee Waiver For fiscal year ended 10/31/20	Net Fees Paid to HFMC For fiscal year ended 10/31/20	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/20	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/20
Balanced Income Fund	$69,245,771	$0	$69,245,771	$17,767,933	0.13%
Balanced Retirement Fund	$407,398	$0	$407,398	$211,534	0.16%
Capital Appreciation Fund	$43,502,742	$0	$43,502,742	$16,362,092	0.25%
Checks and Balances Fund	$0	$0	$0	N/A	N/A
Climate Opportunities Fund	$267,288	$0	$267,288	$129,221	0.30%
Conservative Allocation Fund	$128,334	$0	$128,334	N/A	N/A
Core Equity Fund	$23,982,045	$0	$23,982,045	$6,721,290	0.09%
Dividend and Growth Fund	$54,488,076	$0	$54,488,076	$15,553,546	0.17%
Emerging Markets Equity Fund	$2,945,223	$0	$2,945,223	$1,636,235	0.50%
Emerging Markets Local Debt Fund	$731,239	$0	$731,239	$389,994	0.40%

Fund Name	Gross Fees Payable to HFMC For fiscal year ended 10/31/20	Investment Advisory Fee Waiver For fiscal year ended 10/31/20	Net Fees Paid to HFMC For fiscal year ended 10/31/20	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/20	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/20
Equity Income Fund	$23,723,530	$0	$23,723,530	$7,252,954	0.19%
Floating Rate Fund	$14,053,763	$0	$14,053,763	$4,979,899	0.22%
Floating Rate High Income Fund	$2,544,480	$0	$2,544,480	$1,126,197	0.31%
Global Impact Fund	$501,530	$121,158	$380,372	$145,785	0.18%
Global Real Asset Fund	$1,849,538	$251,779	$1,597,759	$813,670	0.40%
Growth Allocation Fund	$561,279	$0	$561,279	N/A	N/A
Growth Opportunities Fund	$36,895,406	$0	$36,895,406	$14,138,912	0.27%
Healthcare Fund	$11,951,374	$0	$11,951,374	$4,550,515	0.32%
High Yield Fund	$2,181,362	$0	$2,181,362	$1,079,233	0.31%
Inflation Plus Fund	$2,121,686	$0	$2,121,686	$518,513	0.10%
International Equity Fund	$3,940,460	$0	$3,940,460	$1,713,242	0.20%
International Growth Fund	$2,789,035	$0	$2,789,035	$939,211	0.26%
International Opportunities Fund	$23,434,357	$0	$23,434,357	$9,167,809	0.26%
International Value Fund	$13,236,833	$0	$13,236,833	$5,469,733	0.33%
MidCap Fund	$95,036,863	$0	$95,036,863	$33,816,354	0.25%
MidCap Value Fund	$4,670,532	$0	$4,670,532	$1,996,864	0.31%
Moderate Allocation Fund	$377,936	$0	$377,936	N/A	N/A
Multi-Asset Income and Growth Fund	$5,085,756	$0	$5,085,756	$1,317,689	0.15%
Municipal Income Fund	$203,390	$0	$203,390	$75,545	0.13%
Municipal Opportunities Fund	$3,974,044	$0	$3,974,044	$1,449,670	0.12%
Municipal Short Duration Fund	$83,986	$0	$83,986	$26,396	0.11%
Quality Value Fund	$837,229	$0	$837,229	$344,194	0.19%
Short Duration Fund	$5,575,297	$0	$5,575,297	$1,688,087	0.12%
Small Cap Growth Fund	$6,615,245	$0	$6,615,245	$2,225,845	0.24%
Small Cap Value Fund	$595,198	$0	$595,198	$308,588	0.36%
Small Company Fund	$5,135,354	$0	$5,135,354	$2,380,990	0.38%
Strategic Income Fund	$5,094,004	$0	$5,094,004	$2,149,782	0.22%
Total Return Bond Fund	$7,073,602	$0	$7,073,602	$2,176,493	0.09%
World Bond Fund	$28,636,612	$0	$28,636,612	$10,505,241	0.21%

Fund Name	Gross Fees Payable to HFMC For fiscal year ended 10/31/19	Investment Advisory Fee Waiver For fiscal year ended 10/31/19	Net Fees Paid to HFMC For fiscal year ended 10/31/19	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/19	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/19
Balanced Income Fund	$64,018,886	$0	$64,018,886	$16,194,138	0.13%
Balanced Retirement Fund	$402,425	$0	$402,425	$133,230	0.15%
Capital Appreciation Fund	$46,378,263	$0	$46,378,263	$17,472,302	0.25%
Checks and Balances Fund	$0	$0	$0	N/A	N/A
Climate Opportunities Fund	$139,708	$0	$139,708	$67,601	0.30%
Conservative Allocation Fund	$126,209	$0	$126,209	N/A	N/A
Core Equity Fund	$15,433,233	$0	$15,433,233	$4,324,641	0.10%
Dividend and Growth Fund	$51,423,104	$0	$51,423,104	$14,722,367	0.17%
Emerging Markets Equity Fund	$2,001,986	$0	$2,001,986	$1,112,214	0.50%
Emerging Markets Local Debt Fund	$1,330,779	$0	$1,330,779	$704,530	0.45%
Equity Income Fund	$24,737,572	$0	$24,737,572	$7,553,729	0.19%
Floating Rate Fund	$20,447,244	$0	$20,447,244	$6,847,511	0.20%
Floating Rate High Income Fund	$3,299,475	$0	$3,299,475	$1,430,627	0.30%
Global Impact Fund*	$240,783	$12,644	$228,139	$115,808	0.30%
Global Real Asset Fund	$2,781,993	$342,493	$2,439,500	$1,165,358	0.40%
Growth Allocation Fund	$600,501	$0	$600,501	N/A	N/A
Growth Opportunities Fund	$34,023,751	$0	$34,023,751	$13,027,474	0.27%
Healthcare Fund	$11,307,230	$0	$11,307,230	$4,308,961	0.33%
High Yield Fund	$2,177,325	$0	$2,177,325	$1,079,919	0.32%
Inflation Plus Fund	$2,600,211	$0	$2,600,211	$611,996	0.12%

Fund Name	Gross Fees Payable to HFMC For fiscal year ended 10/31/19	Investment Advisory Fee Waiver For fiscal year ended 10/31/19	Net Fees Paid to HFMC For fiscal year ended 10/31/19	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/19	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/19
International Equity Fund	$4,576,899	$0	$4,576,899	$1,989,183	0.20%
International Growth Fund	$2,546,254	$0	$2,546,254	$866,376	0.27%
International Opportunities Fund	$23,207,085	$0	$23,207,085	$9,089,069	0.26%
International Value Fund	$17,133,956	$0	$17,133,956	$7,028,583	0.32%
MidCap Fund	$93,262,631	$0	$93,262,631	$33,178,105	0.25%
MidCap Value Fund	$4,790,555	$0	$4,790,555	$2,048,239	0.31%
Moderate Allocation Fund	$407,718	$0	$407,718	N/A	N/A
Multi-Asset Income and Growth Fund	$5,415,301	$0	$5,415,301	$1,400,075	0.14%
Municipal Income Fund	$114,239	$0	$114,239	$42,362	0.13%
Municipal Opportunities Fund	$3,046,746	$0	$3,046,746	$1,124,461	0.12%
Municipal Short Duration Fund	$87,969	$0	$87,969	$27,619	0.11%
Quality Value Fund	$1,089,860	$0	$1,089,860	$438,149	0.18%
Short Duration Fund	$4,651,868	$0	$4,651,868	$1,460,392	0.12%
Small Cap Growth Fund	$7,454,251	$0	$7,454,251	$2,483,338	0.24%
Small Cap Value Fund	$709,859	$0	$709,859	$359,366	0.35%
Small Company Fund	$4,600,657	$0	$4,600,657	$2,113,113	0.38%
Strategic Income Fund	$2,964,825	$0	$2,964,825	$1,339,168	0.25%
Total Return Bond Fund	$5,933,415	$0	$5,933,415	$1,839,517	0.10%
World Bond Fund	$29,752,107	$0	$29,752,107	$10,894,886	0.21%
*
Includes the allocated portion of the Master Portfolio’s fees incurred prior to October 7, 2019.
Fund Name	Gross Fees Payable to HFMC For fiscal year ended 10/31/18	Investment Advisory Fee Waiver For fiscal year ended 10/31/18	Net Fees Paid to HFMC For fiscal year ended 10/31/18	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/18	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/18
Balanced Income Fund	$65,631,824	$0	$65,631,824	$16,475,526	0.13%
Balanced Retirement Fund	$413,198	$0	$413,198	$125,462	0.17%
Capital Appreciation Fund	$53,035,552	$0	$53,035,552	$20,042,684	0.25%
Checks and Balances Fund	$0	$0	$0	N/A	N/A
Climate Opportunities Fund	$247,918	$0	$247,918	$115,138	0.32%
Conservative Allocation Fund	$123,192	$0	$123,192	N/A	N/A
Core Equity Fund	$11,886,149	$0	$11,886,149	$3,316,923	0.10%
Dividend and Growth Fund	$51,532,676	$0	$51,532,676	$14,752,082	0.17%
Emerging Markets Equity Fund	$1,188,977	$0	$1,188,977	$660,543	0.50%
Emerging Markets Local Debt Fund	$1,512,108	$0	$1,512,108	$800,528	0.45%
Equity Income Fund	$26,807,026	$0	$26,807,026	$8,167,550	0.19%
Floating Rate Fund	$24,303,077	$0	$24,303,077	$7,958,514	0.20%
Floating Rate High Income Fund	$3,716,192	$0	$3,716,192	$1,596,516	0.30%
Global Impact Fund*	$0	$0	$0	$0	0%
Global Real Asset Fund	$2,994,953	$481,400	$2,513,553	$1,199,974	0.40%
Growth Allocation Fund	$658,470	$0	$658,470	N/A	N/A
Growth Opportunities Fund	$35,291,780	$0	$35,291,780	$13,517,209	0.27%
Healthcare Fund	$12,779,509	$0	$12,779,509	$4,861,066	0.32%
High Yield Fund	$2,253,624	$0	$2,253,624	$1,115,134	0.32%
Inflation Plus Fund	$2,741,935	$0	$2,741,935	$646,640	0.12%
International Equity Fund	$617,134	$0	$617,134	$252,753	0.20%
International Growth Fund	$2,591,508	$0	$2,591,508	$895,569	0.29%
International Opportunities Fund	$25,296,752	$0	$25,296,752	$9,813,048	0.25%
International Value Fund	$21,495,522	$0	$21,495,522	$8,773,209	0.32%
MidCap Fund	$83,898,491	$0	$83,898,491	$29,809,709	0.25%
MidCap Value Fund	$5,103,139	$0	$5,103,139	$2,182,891	0.31%
Moderate Allocation Fund	$458,256	$0	$458,256	N/A	N/A
Multi-Asset Income and Growth Fund	$5,713,968	$0	$5,713,968	$1,396,366	0.14%

Fund Name	Gross Fees Payable to HFMC For fiscal year ended 10/31/18	Investment Advisory Fee Waiver For fiscal year ended 10/31/18	Net Fees Paid to HFMC For fiscal year ended 10/31/18	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/18	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/18
Municipal Income Fund	$88,022	$0	$88,022	$32,290	0.13%
Municipal Opportunities Fund	$2,391,638	$0	$2,391,638	$883,634	0.12%
Municipal Short Duration Fund	$67,335	$0	$67,335	$21,007	0.11%
Quality Value Fund	$1,525,644	$0	$1,525,644	$604,190	0.21%
Short Duration Fund	$3,965,811	$0	$3,965,811	$1,289,739	0.14%
Small Cap Growth Fund	$8,968,046	$0	$8,968,046	$3,150,384	0.26%
Small Cap Value Fund	$933,946	$0	$933,946	$434,440	0.33%
Small Company Fund	$4,287,169	$0	$4,287,169	$1,939,106	0.37%
Strategic Income Fund	$2,616,968	$0	$2,616,968	$1,191,934	0.24%
Total Return Bond Fund	$8,638,122	$0	$8,638,122	$2,346,372	0.10%
World Bond Fund	$25,151,334	$0	$25,151,334	$9,187,880	0.22%
*
The Global Impact Fund indirectly beared a portion of the management fees paid by the Master Portfolio. The fees paid to the Master Portfolio are below for the fiscal year ended October 31, 2018.
Fund Name	Gross Fees Payable to HFMC For fiscal period ended 10/31/18	Investment Advisory Fee Waiver For fiscal period ended 10/31/18	Net Fees Paid to HFMC For fiscal period ended 10/31/18	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal period ended 10/31/18	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal period ended 10/31/18
Master Portfolio	$231,717	$0	$231,717	$122,860	0.35%
As of March 1, 2021, HFMC has contractually agreed to limit the expenses of certain classes of each of the following Funds by reimbursing expenses (exclusive of the expenses set forth in the footnotes below) to the extent necessary to limit total annual fund operating expenses as follows through February 28, 2022, unless the Board approves its earlier termination:
FUND NAME	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
Balanced Retirement Fund(1)	0.96%	1.71%	0.66%	1.18%	0.88%	0.55%	0.45%	0.55%	0.45%
Climate Opportunities Fund(2)	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
Conservative Allocation Fund(3)	1.19%	1.94%	0.94%	1.44%	1.14%	0.84%	N/A	N/A	0.84%
Emerging Markets Equity Fund(2)	1.45%	2.20%	1.20%	1.70%	1.45%	1.15%	0.98%	1.10%	0.98%
Emerging Markets Local Debt Fund(2)	1.18%	1.93%	0.93%	1.48%	1.18%	0.88%	N/A	0.88%	0.83%
Floating Rate High Income Fund(2)	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.78%	0.75%
Global Impact Fund(2)	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
Global Real Asset Fund(2)	1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	N/A	0.90%	0.90%
High Yield Fund(2)	0.95%	1.75%	0.69%	1.27%	0.97%	0.67%	0.55%	0.66%	0.55%
International Growth Fund(2)	1.30%	2.05%	1.00%	1.57%	1.27%	1.00%	0.85%	0.95%	0.85%
Municipal Income Fund(2)	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Municipal Short Duration Fund(2)	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Quality Value Fund(2)	0.96%	1.71%	0.66%	1.18%	0.88%	0.63%	0.46%	0.57%	0.46%
Small Cap Value Fund(2)	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
(1)
HFMC has contractually agreed to reimburse expenses excluding taxes, interest expenses, brokerage commissions, acquired fund fees and expenses resulting from the Fund’s investments in investment companies other than Affiliated Funds, and extraordinary expenses.
(2)
HFMC has contractually agreed to reimburse expenses excluding taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses.
(3)
HFMC has contractually agreed to reimburse expenses excluding taxes, interest expenses, brokerage commissions, and extraordinary expenses.
HFMC has permanently agreed to limit the expenses of certain classes of each of the following Funds by reimbursing expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows:
FUND NAME	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
Floating Rate Fund	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Inflation Plus Fund	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Short Duration Fund	1.00%	1.75%	0.75%	N/A	N/A	N/A	N/A	0.75%	N/A
Total Return Bond Fund	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A

HFMC also provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. HFMC is entitled to receive the following fee with respect to each Fund: any sub-accounting fee payable by HFMC plus the amount of expenses that HFMC allocates for providing the fund accounting services.
The following table reflects the amounts paid to HFMC for fund accounting services for each Fund for the last three fiscal years.
FUND NAME	For the Fiscal Year Ended 10/31/2020	For the Fiscal Year Ended 10/31/2019	For the Fiscal Year Ended 10/31/2018
Balanced Income Fund	$2,054,406	$2,150,830	$2,186,003
Balanced Retirement Fund	$21,331	$19,024	$15,898
Capital Appreciation Fund	$1,038,904	$1,395,596	$1,552,559
Checks and Balances Fund	$224,069	$215,017	$230,306
Climate Opportunities Fund	$6,629	$4,056	$6,518
Conservative Allocation Fund	$19,016	$17,669	$17,247
Core Equity Fund	$1,082,855	$768,672	$611,764
Dividend and Growth Fund	$1,341,516	$1,268,273	$1,270,130
Emerging Markets Equity Fund	$50,598	$40,040	$23,780
Emerging Markets Local Debt Fund	$15,273	$28,181	$32,021
Equity Income Fund	$590,365	$700,298	$749,404
Floating Rate Fund	$360,046	$605,956	$704,819
Floating Rate High Income Fund	$56,543	$84,949	$96,004
Global Impact Fund	$12,524	$98,021(1)	$52,000(2)
Global Real Asset Fund	$31,449	$51,966	$53,543
Growth Allocation Fund	$83,587	$84,811	$93,353
Growth Opportunities Fund	$830,856	$1,008,498	$1,041,147
Healthcare Fund	$216,704	$237,538	$270,664
High Yield Fund	$54,169	$60,295	$62,408
Inflation Plus Fund	$77,179	$94,008	$99,677
International Equity Fund	$133,193	$179,150	$23,093
International Growth Fund	$54,931	$58,110	$56,385
International Opportunities Fund	$552,651	$634,412	$681,713
International Value Fund	$261,395	$393,215	$497,893
MidCap Fund	$1,971,540	$1,742,124	$1,607,388
MidCap Value Fund	$99,815	$118,815	$127,471
Moderate Allocation Fund	$55,972	$57,080	$64,156
Multi-Asset Income and Growth Fund	$140,148	$174,251	$173,717
Municipal Income Fund	$8,628	$4,570	$3,521
Municipal Opportunities Fund	$185,358	$130,590	$99,943
Municipal Short Duration Fund	$3,558	$3,519	$2,693
Quality Value Fund	$28,944	$43,594	$52,739
Short Duration Fund	$225,527	$217,079	$167,211
Small Cap Growth Fund	$144,178	$189,810	$231,731
Small Cap Value Fund	$13,265	$18,254	$22,633
Small Company Fund	$102,487	$124,011	$114,837
Strategic Income Fund	$153,641	$119,711	$104,683
Total Return Bond Fund	$395,612	$424,908	$503,665
World Bond Fund	$789,772	$1,065,672	$901,659
(1)
The amount includes the Fund’s allocated portion of the Master Portfolio’s fund accounting and tax related expenses, which was $49,107
(2)
The Fund also indirectly beared $48,484 of the Master Portfolio’s fund accounting and tax related expenses, which is not reflected in the table above.
TRANSFER AGENT
HASCO, located at 690 Lee Road, Wayne, Pennsylvania 19087, is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, maintains records of account, and provides oversight of service providers and financial intermediaries providing sub-transfer agency, sub-accounting, and similar shareholder services on behalf of Fund shareholders. An Amended and Restated Transfer Agency and Service Agreement provides the terms pursuant to which HASCO provides such services to each Fund and the terms pursuant to which each Fund pays compensation to HASCO for providing such services. Pursuant to a sub-transfer agency agreement between HASCO and DST Asset Manager Solutions, Inc. (“DST”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. DST is located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169. In addition to DST, HASCO may also designate other service providers as sub-agent to perform or provide shareholder services for each Fund, provided that such sub-agents do not provide distribution services for such Fund.
In addition, HASCO designates certain financial intermediaries that maintain Fund shareholder accounts in either an omnibus or networked arrangement with HASCO. Under these arrangements, the financial intermediaries may provide both distribution services and sub-transfer agency (non-distribution) services. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.
Share Class	Specified Amount (as a percentage of average daily net assets) (as of March 1, 2021)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.11%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class F	0.004%
Effective March 1, 2021, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for the share classes of the Funds listed below through February 28, 2022, unless the Board of Directors approves its earlier termination:
Fund	Class A	Class I	Class Y
Core Equity Fund	N/A	N/A	0.08%
Dividend and Growth Fund	N/A	N/A	0.04%
Inflation Plus Fund	0.15%	N/A	N/A
International Opportunities Fund	N/A	N/A	0.07%
International Value Fund	N/A	N/A	0.06%
MidCap Fund	N/A	0.12%	0.04%
Short Duration Fund	0.12%	N/A	N/A
Small Cap Growth Fund	N/A	N/A	0.06%
Each Fund does not pay any fee directly to DST (or any other sub-agent of HASCO) or to financial intermediaries for providing sub-transfer agency services; rather, HASCO makes all such payments to DST (any other designated sub-agent) and financial intermediaries. In some cases, HFMC and/or its affiliates may make additional compensation payments out of their own assets (and not as an expense of the Funds) to financial intermediaries – please see the sub-section titled “DISTRIBUTION ARRANGEMENTS – ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES” for more information.

SECURITIES LENDING
Pursuant to an agreement between each Company and Citibank, N.A., certain Funds may lend their portfolio securities to certain qualified borrowers. Each of the Asset Allocation Funds, the Checks and Balances Fund, the Floating Rate Fund, the Floating Rate High Income Fund, and the High Yield Fund do not currently lend its securities and did not lend any securities during the fiscal year ended October 31, 2020. As securities lending agent, Citibank, N.A. administers the Funds’ securities lending program. The services provided to the Funds by Citibank, N.A. with respect to the Funds’ securities lending activities during the most recent fiscal year included, among other things: locating approved borrowers and arranging loans; collecting fees and rebates due to a Fund from a borrower; monitoring daily the value of the loaned securities and collateral and marking to market the daily value of securities on loan; collecting and maintaining necessary collateral; managing qualified dividends; negotiating loan terms; selecting securities to be loaned; recordkeeping and account servicing; monitoring dividend activity relating to loaned securities; and arranging for return of loaned securities to a Fund at loan termination and pursuing contractual remedies on behalf of the lending Fund if a borrower defaults on a loan. Amounts shown below may differ from amounts disclosed in the Funds’ Annual Report as a result of timing differences, reconciliation, and certain other adjustments. For the fiscal year ended October 31, 2020, the following sets forth any earned income and incurred costs and expenses as a result of securities lending activities and the receipt of related services:
FUND NAME	Gross Income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebates (paid to borrower)	Aggregate fees / compensation from securities lending activities	Net income from securities lending activities
Balanced Income Fund	$532,734	$36,729	$165,444	$202,173	$330,561
Balanced Retirement Fund	$34,162	$2,863	$5,536	$8,399	$25,763
Capital Appreciation Fund	$1,359,855	$114,454	$215,308	$329,762	$1,030,093
Climate Opportunities Fund	$8,933	$839	$540	$1,379	$7,554
Core Equity Fund	$209,050	$19,763	$11,417	$31,180	$177,870
Dividend and Growth Fund	$11,516	$518	$6,332	$6,850	$4,666
Emerging Markets Equity Fund	$115,670	$11,052	$5,147	$16,200	$99,470
Emerging Markets Local Debt Fund	$8,976	$763	$1,344	$2,107	$6,868
Equity Income Fund	$36,227	$3,105	$5,182	$8,287	$27,940
Global Impact Fund	$23,159	$2,221	$946	$3,168	$19,992
Global Real Asset Fund	$59,364	$4,410	$15,260	$19,670	$39,694
Growth Opportunities Fund	$3,697,119	$325,356	$443,561	$768,917	$2,928,202
Healthcare Fund	$297,519	$18,075	$116,758	$134,833	$162,686
Inflation Plus Fund	$59	$6	$0	$6	$53
International Equity Fund	$186,326	$15,874	$27,598	$43,472	$142,854
International Growth Fund	$37,202	$2,602	$11,182	$13,784	$23,418
International Opportunities Fund	$425,497	$34,018	$85,315	$119,333	$306,164
International Value Fund	$689,705	$62,700	$62,698	$125,398	$564,306
MidCap Fund	$1,518,589	$84,293	$675,653	$759,946	$758,643
MidCap Value Fund	$14,273	$794	$6,332	$7,126	$7,147
Multi-Asset Income and Growth Fund	$74,184	$6,024	$13,947	$19,971	$54,213
Municipal Income Fund	$0	$0	$0	$0	$0
Municipal Opportunities Fund	$0	$0	$0	$0	$0
Municipal Short Duration Fund	$0	$0	$0	$0	$0
Quality Value Fund	$0	$0	$0	$0	$0
Short Duration Fund	$31,841	$1,881	$13,024	$14,905	$16,935
Small Cap Growth Fund	$194,737	$10,308	$91,656	$101,964	$92,773
Small Cap Value Fund	$38,965	$2,444	$14,525	$16,969	$21,996
Small Company Fund	$364,413	$30,051	$63,892	$93,943	$270,470
Strategic Income Fund	$177,533	$16,755	$9,992	$26,747	$150,786
Total Return Bond Fund	$88,174	$7,170	$16,474	$23,644	$64,530
World Bond Fund	$113,708	$8,228	$31,425	$39,653	$74,056
During the Funds’ fiscal year ended October 31, 2020, the Funds did not pay separate cash collateral management fees, administrative fees, fees for indemnification, or other fees relating to the Funds’ securities lending activities that are not reflected above.

PORTFOLIO MANAGERS
FUNDS OF FUNDS
HFMC manages the Funds of Funds. The portfolio managers for these Funds receive a salary and their compensation is not tied to the performance of any Fund.
OTHER ACCOUNTS MANAGED BY HFMC PORTFOLIO MANAGERS
The following table lists the number and types of other accounts managed by the portfolio managers and assets under management in those accounts as of October 31, 2020:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Checks and Balances Fund
Vernon J. Meyer
Other Registered Investment Companies	3	$1,053	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Allison Mortensen
Other Registered Investment Companies	3	$1,053	0	$0
Other Pooled Investment Vehicles	3*	$2,012	0	$0
Other Accounts	0	$0	0	$0
Conservative Allocation Fund
Vernon J. Meyer
Other Registered Investment Companies	3	$2,392	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Allison Mortensen
Other Registered Investment Companies	3	$2,392	0	$0
Other Pooled Investment Vehicles	3*	$2,012	0	$0
Other Accounts	0	$0	0	$0
Growth Allocation Fund
Vernon J. Meyer
Other Registered Investment Companies	3	$1,969	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Allison Mortensen
Other Registered Investment Companies	3	$1,969	0	$0
Other Pooled Investment Vehicles	3*	$2,012	0	$0
Other Accounts	0	$0	0	$0
Moderate Allocation Fund
Vernon J. Meyer
Other Registered Investment Companies	3	$2,148	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Allison Mortensen
Other Registered Investment Companies	3	$2,148	0	$0
Other Pooled Investment Vehicles	3*	$2,012	0	$0
Other Accounts	0	$0	0	$0
* This includes three 529 college savings plan (each a vehicle) for which HFMC serves as a program/plan manager, and within each of these three vehicles there are numerous additional sub-vehicles which include age-band portfolios and static portfolios.
CONFLICTS OF INTEREST
Management of the Funds of Funds entails potential conflicts of interest because each Fund invests in affiliated Underlying Funds. Certain Underlying Funds may be more profitable or provide other benefits to HFMC and/or its affiliates than others, and HFMC may, therefore, have an incentive to allocate more of the Fund’s assets to Underlying Funds that are more profitable or provide other benefits. However, HFMC has adopted a conflict of interests policy to mitigate these risks.

EQUITY SECURITIES BENEFICIALLY OWNED BY HFMC PORTFOLIO MANAGERS
As of October 31, 2020, the portfolio managers did not own shares of the Funds.
FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT
OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS
The following table lists the number and types of other accounts managed or sub-advised by the Funds’ portfolio managers and assets under management in those accounts as of October 31, 2020, except as otherwise noted:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Balanced Income Fund
Scott I. St. John
Other Registered Investment Companies	16	$19,927	0	$0
Other Pooled Investment Vehicles	14	$5,996	0	$0
Other Accounts	99	$49,312	4	$1,722
W. Michael Reckmeyer, III
Other Registered Investment Companies	6	$51,543	3	$46,218
Other Pooled Investment Vehicles	5	$174	1	$8
Other Accounts	7	$840	0	$0
Adam H. Illfelder
Other Registered Investment Companies	7	$16,279	0	$0
Other Pooled Investment Vehicles	15	$678	6	$86
Other Accounts	29	$186	0	$0
Matthew Hand
Other Registered Investment Companies	1	$3,692	0	$0
Other Pooled Investment Vehicles	1	$1	0	$0
Other Accounts	0	$0	0	$0
Balanced Retirement Fund
Christopher J. Goolgasian
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$43	0	$0
Other Accounts	0	$0	0	$0
Lutz-Peter Wilke
Other Registered Investment Companies	1	$863	0	$0
Other Pooled Investment Vehicles	4	$275	0	$0
Other Accounts	0	$0	0	$0
Capital Appreciation Fund
Gregg R. Thomas
Other Registered Investment Companies	9	$7,173	0	$0
Other Pooled Investment Vehicles	13	$2,749	2	$1,329
Other Accounts	6	$2,289	0	$0
Thomas S. Simon
Other Registered Investment Companies	7	$5,089	0	$0
Other Pooled Investment Vehicles	9	$93	0	$0
Other Accounts	2	$1,140	0	$0
Climate Opportunities Fund
Alan Hsu
Other Registered Investment Companies	1	$11	0	$0
Other Pooled Investment Vehicles	17	$422	1	$22
Other Accounts	33	$450	1	$27
G. Thomas Levering
Other Registered Investment Companies	16	$4,699	2	$3,750
Other Pooled Investment Vehicles	46	$2,504	18	$1,341
Other Accounts	54	$1,381	12	$310
Core Equity Fund
Mammen Chally
Other Registered Investment Companies	12	$12,778	0	$0
Other Pooled Investment Vehicles	11	$1,740	1	$6

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Other Accounts	13	$1,530	1	$317
David A. Siegle
Other Registered Investment Companies	12	$12,778	0	$0
Other Pooled Investment Vehicles	10	$1,733	0	$0
Other Accounts	13	$1,530	1	$317
Douglas W. McLane
Other Registered Investment Companies	12	$12,778	0	$0
Other Pooled Investment Vehicles	22	$2,066	2	$194
Other Accounts	40	$1,693	1	$317
Dividend and Growth Fund
Matthew G. Baker
Other Registered Investment Companies	4	$12,604	0	$0
Other Pooled Investment Vehicles	5	$1,726	0	$0
Other Accounts	5	$675	0	$0
Nataliya Kofman
Other Registered Investment Companies	3	$4,053	1	$801
Other Pooled Investment Vehicles	4	$268	1	$51
Other Accounts	7	$1,100	0	$0
Emerging Markets Equity Fund
David J. Elliott
Other Registered Investment Companies	3	$1,157	0	$0
Other Pooled Investment Vehicles	23	$2,186	7	$960
Other Accounts	10	$2,228	2	$364
Mark A. Yarger
Other Registered Investment Companies	1	$42	0	$0
Other Pooled Investment Vehicles	12	$1,402	5	$808
Other Accounts	4	$859	2	$359
Emerging Markets Local Debt Fund
James W. Valone(1)
Other Registered Investment Companies	3	$837	0	$0
Other Pooled Investment Vehicles	26	$17,066	7	7,318
Other Accounts	24	$11,762	5	$2,337
Michael T. Henry
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$2,916	3	$446
Other Accounts	10	$1,760	3	$393
Kevin F. Murphy
Other Registered Investment Companies	3	$983	0	$0
Other Pooled Investment Vehicles	16	$3,701	2	$1,329
Other Accounts	12	$4,829	1	$814
Equity Income Fund
W. Michael Reckmeyer, III
Other Registered Investment Companies	6	$61,366	3	$46,218
Other Pooled Investment Vehicles	5	$174	1	$8
Other Accounts	7	$840	0	$0
Adam H. Illfelder
Other Registered Investment Companies	7	$26,101	0	$0
Other Pooled Investment Vehicles	15	$678	6	$86
Other Accounts	29	$186	0	$0
Matthew Hand
Other Registered Investment Companies	1	$13,514	0	$0
Other Pooled Investment Vehicles	1	$1	0	$0
Other Accounts	0	$0	0	$0
Floating Rate Fund
David B. Marshak
Other Registered Investment Companies	5	$691	0	$0
Other Pooled Investment Vehicles	4	$133	0	$0
Other Accounts	5	$175	0	$0

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Jeffrey W. Heuer
Other Registered Investment Companies	17	$3,340	0	$0
Other Pooled Investment Vehicles	15	$1,628	3	$0
Other Accounts	24	$1,887	0	$0
Floating Rate High Income Fund
David B. Marshak
Other Registered Investment Companies	5	$2,146	0	$0
Other Pooled Investment Vehicles	4	$133	0	$0
Other Accounts	5	$175	0	$0
Jeffrey W. Heuer
Other Registered Investment Companies	17	$4,795	0	$0
Other Pooled Investment Vehicles	15	$1,628	3	$0
Other Accounts	24	$1,887	0	$0
Global Impact Fund
Tara C. Stilwell
Other Registered Investment Companies	5	$5,061	0	$0
Other Pooled Investment Vehicles	13	$4,183	1	$31
Other Accounts	22	$7,968	2	$982
Global Real Asset Fund
Scott M. Elliott
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	17	$3,450	6	$1,494
Other Accounts	4	$265	1	$184
Brian M. Garvey
Other Registered Investment Companies	3	$3,383	0	$0
Other Pooled Investment Vehicles	19	$5,144	3	$1,294
Other Accounts	5	$423	1	$38
Nicholas J. Petrucelli(2)
Other Registered Investment Companies	3	$25	0	$0
Other Pooled Investment Vehicles	7	$52	0	$0
Other Accounts	1	$0	0	$0
Growth Opportunities Fund
Mario E. Abularach
Other Registered Investment Companies	6	$3,547	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$27	0	$0
Stephen Mortimer
Other Registered Investment Companies	12	$7,856	0	$0
Other Pooled Investment Vehicles	8	$365	2	$28
Other Accounts	3	$694	1	$175
Healthcare Fund
Jean M. Hynes(3)
Other Registered Investment Companies	5	$46,563	1	$46,027
Other Pooled Investment Vehicles	15	$1,325	6	$437
Other Accounts	4	$2,257	2	$2,026
Ann C. Gallo
Other Registered Investment Companies	5	$1,105	0	$0
Other Pooled Investment Vehicles	24	$6,983	11	$1,728
Other Accounts	8	$3,474	2	$2,744
Robert L. Deresiewicz
Other Registered Investment Companies	12	$587	1	$20
Other Pooled Investment Vehicles	34	$2,172	13	$1,168
Other Accounts	52	$1,097	8	$675
Rebecca D. Sykes
Other Registered Investment Companies	9	$342	1	$6
Other Pooled Investment Vehicles	28	$563	9	$268
Other Accounts	49	$1,173	10	$229
High Yield Fund

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Christopher A. Jones
Other Registered Investment Companies	10	$1,868	0	$0
Other Pooled Investment Vehicles	23	$2,206	4	$1,019
Other Accounts	22	$3,128	1	$309
Inflation Plus Fund
Joseph F. Marvan
Other Registered Investment Companies	18	$38,423	0	$0
Other Pooled Investment Vehicles	26	$7,455	0	$0
Other Accounts	70	$34,352	1	$207
Allan M. Levin
Other Registered Investment Companies	15	$1,558	0	$0
Other Pooled Investment Vehicles	29	$706	8	$-7
Other Accounts	52	$3,680	0	$0
Brij S. Khurana(4)
Other Registered Investment Companies	2	$17	0	$0
Other Pooled Investment Vehicles	5	$279	0	$0
Other Accounts	3	$291	0	$0
International Equity Fund
Gregg R. Thomas
Other Registered Investment Companies	9	$12,746	0	$0
Other Pooled Investment Vehicles	13	$2,749	2	$1,329
Other Accounts	6	$2,289	0	$0
Thomas S. Simon
Other Registered Investment Companies	7	$10,662	0	$0
Other Pooled Investment Vehicles	9	$93	0	$0
Other Accounts	2	$1,140	0	$0
International Growth Fund
Matthew D. Hudson
Other Registered Investment Companies	1	$202	0	$0
Other Pooled Investment Vehicles	8	$989	1	$7
Other Accounts	8	$1,224	2	$233
International Opportunities Fund
Nicolas M. Choumenkovitch
Other Registered Investment Companies	5	$1,561	0	$0
Other Pooled Investment Vehicles	9	$3,011	1	$5
Other Accounts	22	$9,246	2	$982
Tara C. Stilwell
Other Registered Investment Companies	5	$1,438	0	$0
Other Pooled Investment Vehicles	13	$4,183	1	$31
Other Accounts	22	$7,968	2	$982
International Value Fund
James H. Shakin
Other Registered Investment Companies	9	$1,943	0	$0
Other Pooled Investment Vehicles	22	$1,713	3	$129
Other Accounts	12	$1,799	0	$0
Andrew M. Corry
Other Registered Investment Companies	7	$2,733	0	$0
Other Pooled Investment Vehicles	21	$1,614	3	$129
Other Accounts	9	$989	0	$0
MidCap Fund
Philip W. Ruedi
Other Registered Investment Companies	6	$4,721	0	$0
Other Pooled Investment Vehicles	3	$1,688	0	$0
Other Accounts	12	$2,315	3	$739
Mark A. Whitaker
Other Registered Investment Companies	7	$3,661	0	$0
Other Pooled Investment Vehicles	10	$2,113	1	$10
Other Accounts	24	$2,980	3	$739

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
MidCap Value Fund
Gregory J. Garabedian
Other Registered Investment Companies	5	$1,385	0	$0
Other Pooled Investment Vehicles	3	$188	1	$8
Other Accounts	5	$1,080	1	$17
Multi-Asset Income and Growth Fund
Lutz-Peter Wilke
Other Registered Investment Companies	1	$111	0	$0
Other Pooled Investment Vehicles	4	$275	0	$0
Other Accounts	0	$0	0	$0
Michael E. Stack(5)
Other Registered Investment Companies	9	$80,546	5	$75,005
Other Pooled Investment Vehicles	2	$98	1	$29
Other Accounts	60	$31,510	0	$0
Loren L. Moran
Other Registered Investment Companies	9	$80,546	5	$75,005
Other Pooled Investment Vehicles	2	$98	1	$29
Other Accounts	0	$0	0	$0
Municipal Income Fund
Brad W. Libby
Other Registered Investment Companies	4	$1,830	0	$0
Other Pooled Investment Vehicles	1	$3	0	$0
Other Accounts	4	$382	0	$0
Timothy D. Haney
Other Registered Investment Companies	3	$1,614	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	101	$45,787	0	$0
Municipal Opportunities Fund
Brad W. Libby
Other Registered Investment Companies	4	$446	0	$0
Other Pooled Investment Vehicles	1	$3	0	$0
Other Accounts	4	$382	0	$0
Timothy D. Haney
Other Registered Investment Companies	3	$230	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	101	$45,787	0	$0
Municipal Short Duration Fund
Brad W. Libby
Other Registered Investment Companies	4	$1,887	0	$0
Other Pooled Investment Vehicles	1	$3	0	$0
Other Accounts	4	$382	0	$0
Timothy D. Haney
Other Registered Investment Companies	3	$1,672	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	101	$45,787	0	$0
Quality Value Fund
Matthew G. Baker
Other Registered Investment Companies	4	$21,623	0	$0
Other Pooled Investment Vehicles	5	$1,726	0	$0
Other Accounts	5	$675	0	$0
Nataliya Kofman
Other Registered Investment Companies	3	$13,073	1	$801
Other Pooled Investment Vehicles	4	$268	1	$51
Other Accounts	7	$1,100	0	$0
Short Duration Fund
Timothy E. Smith
Other Registered Investment Companies	9	$7,804	0	$0
Other Pooled Investment Vehicles	8	$5,664	1	$22

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Other Accounts	65	$26,994	0	$0
Small Cap Growth Fund
Mammen Chally
Other Registered Investment Companies	12	$20,571	0	$0
Other Pooled Investment Vehicles	11	$1,740	1	$6
Other Accounts	13	$1,530	1	$317
David A. Siegle
Other Registered Investment Companies	12	$20,571	0	$0
Other Pooled Investment Vehicles	10	$1,733	0	$0
Other Accounts	13	$1,530	1	$317
Douglas W. McLane
Other Registered Investment Companies	12	$20,571	0	$0
Other Pooled Investment Vehicles	22	$2,066	2	$194
Other Accounts	40	$1,693	1	$317
Small Cap Value Fund
Sean Kammann
Other Registered Investment Companies	1	$5	0	$0
Other Pooled Investment Vehicles	4	$32	0	$0
Other Accounts	0	$0	0	$0
Small Company Fund
Steven C. Angeli
Other Registered Investment Companies	8	$1,554	0	$0
Other Pooled Investment Vehicles	20	$2,029	7	$1,044
Other Accounts	11	$1,421	1	$512
John V. Schneider
Other Registered Investment Companies	4	$1,123	0	$0
Other Pooled Investment Vehicles	1	$33	0	$0
Other Accounts	0	$0	0	$0
Ranjit Ramachandran
Other Registered Investment Companies	1	$488	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Strategic Income Fund
Campe Goodman
Other Registered Investment Companies	15	$8,529	0	$0
Other Pooled Investment Vehicles	18	$6,113	0	$0
Other Accounts	42	$14,524	1	$207
Joseph F. Marvan
Other Registered Investment Companies	18	$37,263	0	$0
Other Pooled Investment Vehicles	26	$7,455	0	$0
Other Accounts	70	$34,352	1	$207
Robert D. Burn
Other Registered Investment Companies	15	$8,529	0	$0
Other Pooled Investment Vehicles	19	$5,267	0	$0
Other Accounts	42	$14,323	1	$207
Total Return Bond Fund
Joseph F. Marvan
Other Registered Investment Companies	18	$35,955	0	$0
Other Pooled Investment Vehicles	26	$7,455	0	$0
Other Accounts	70	$34,352	1	$207
Campe Goodman
Other Registered Investment Companies	15	$7,220	0	$0
Other Pooled Investment Vehicles	18	$6,113	0	$0
Other Accounts	42	$14,524	1	$207
Robert D. Burn
Other Registered Investment Companies	15	$7,220	0	$0
Other Pooled Investment Vehicles	19	$5,267	0	$0
Other Accounts	42	$14,323	1	$207

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
World Bond Fund
Mark H. Sullivan
Other Registered Investment Companies	5	$1,804	0	$0
Other Pooled Investment Vehicles	40	$12,905	15	$4,319
Other Accounts	46	$20,367	6	$2,740
Martin Harvey
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	4	$881	1	$0
Other Accounts	1	$427	0	$0
(1)
Effective December 31, 2021, Mr. Valone will no longer serve as a portfolio manager for the Emerging Markets Local Debt Fund.
(2)
Effective March 1, 2021, Mr. Petrucelli became a portfolio manager to the Global Real Asset Fund.
(3)
Effective June 30, 2021, Ms. Hynes will no longer serve as a portfolio manager for the Healthcare Fund.
(4)
Effective March 1, 2021, Mr. Khurana became a portfolio manager to the Inflation Plus Fund.
(5)
Effective June 30, 2021, Mr. Stack will no longer serve as a portfolio manager for the Multi-Asset Income and Growth Fund.
CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The portfolio managers listed in the prospectuses who are primarily responsible for the daily investment of the assets of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
An Investment Professional or other investment professionals at Wellington Management may engage in transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the investors in the other accounts may have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. The Investment Professionals may also manage accounts that pay performance allocations to Wellington Management or its affiliates (as indicated in the notes to the chart above entitled “Other Accounts Managed or Sub-Advised by Wellington Management Portfolio Managers”). Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. For this reason, Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS
Wellington Management receives a fee based on the assets under management of each Fund it sub-advises as set forth in the Investment Sub-Advisory Agreement between Wellington Management and HFMC. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended October 31, 2020.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (“Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional managing a Hartford Fund, with the exception of Christopher J. Goolgasian, Gregg R. Thomas, Thomas S. Simon and Lutz-Peter Wilke, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Most Investment Professionals’ incentive payment relating to the relevant fund is linked to the gross pre-tax performance of the portion of the fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. The following portfolio managers are Partners as of January 1, 2021:
Steven C. Angeli	Christopher J. Goolgasian	James H. Shakin
Mario E. Abularach	Timothy D. Haney	Thomas S. Simon
Matthew G. Baker	Matthew D. Hudson	Timothy E. Smith
John A. Boselli	Jean M. Hynes	Scott I. St. John
Mammen Chally	Adam H. Illfelder	Michael E. Stack*
Nicolas M. Choumenkovitch	Christopher A. Jones	Tara C. Stilwell
Andrew M. Corry	G. Thomas Levering	Mark H. Sullivan
Robert L. Deresiewicz	Joseph F. Marvan	Rebecca D. Sykes
David J. Elliott	Douglas W. McLane	Gregg R. Thomas
Scott M. Elliott	Loren L. Moran	James W. Valone*
Ann C. Gallo	Stephen Mortimer	Mark A. Whitaker
Gregory J. Garabedian	Kevin F. Murphy
Brian M. Garvey	W. Michael Reckmeyer, III
Campe Goodman	Philip W. Ruedi
*
Michael E. Stack and James W. Valone, each announced their plan to withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management, as of June 30, 2021 (Mr. Stack) and December 31, 2021 (Mr. Valone).

Wellington Management’s incentive payments to the Investment Professionals are based on comparisons of each Investment Professional’s performance relative to the following benchmark and/or relevant peer group as of October 31, 2020 which are used to measure one, three and five year performance, except where noted:
FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Balanced Income Fund
Russell 1000 Value Index (Reckmeyer, Illfelder, and Hand)
Lipper Equity Income (Reckmeyer, Illfelder, and Hand)
Bloomberg Barclays Corporate Index (80%); Bloomberg Barclays U.S. Corporate
High Yield Bond 2% Issuer Capped Index (10%); JP Morgan Emerging Markets
Bond Index Plus (10%) (St. John)

Climate Opportunities Fund	MSCI ACWI Index (Net)
Core Equity Fund	S&P 500 Index Lipper Large Cap Core
Dividend and Growth Fund	S&P 500 Index Morningstar Large Cap Value
Emerging Markets Equity Fund	MSCI Emerging Markets Index (Net) Lipper Emerging Markets Funds
Emerging Markets Local Debt Fund
JP Morgan GBI Emerging Markets Global Diversified Index (70%); JP Morgan
Corporate Emerging Market Bond Index-Broad Diversified (30%); JP Morgan
Government Bond Index – Emerging Markets Global Diversified Currency Return
(30%)

Equity Income Fund	Russell 1000 Value Index Lipper Equity Income
Floating Rate Fund	S&P/LSTA Leveraged Loan Index Lipper Loan Participation Funds
Floating Rate High Income Fund	S&P/LSTA Leveraged Loan Index Lipper Loan Participation Funds
Global Impact Fund	MSCI ACWI Index (Net)
Global Real Asset Fund
MSCI ACWI Commodity Producers Index (Net) (30%); Bloomberg Barclays US
TIPS 1-10 Years Index (40%); MSCI World IMI Core Real Estate Index (Net)
(10%); MSCI ACWI Infrastructure Index (Net) (10%); Bloomberg Commodity Total
Return (10%)

Growth Opportunities Fund	Russell 3000 Growth Index Lipper Multicap Growth
Healthcare Fund	S&P Composite 1500 Health Care Index Lipper Global Health/ Biotechnology
High Yield Fund	Bloomberg Barclays U.S. Corporate High Yield Bond Index Lipper High Current Yield
Inflation Plus Fund	Bloomberg Barclays U.S. TIPS 1-10 Year Index Lipper TIPS
International Growth Fund	MSCI ACWI ex USA Growth Index (Net) Lipper International Multi-Cap Growth
International Opportunities Fund	MSCI ACWI ex USA Index (Net) Lipper International Large Cap Core
International Value Fund	MSCI EAFE Value Index (Net) Lipper International Multi-Cap Value
MidCap Fund	S&P MidCap 400 Index Lipper MidCap Core
MidCap Value Fund	Russell Midcap Value Index Lipper Mid Cap Value
Multi-Asset Income and Growth Fund
MSCI ACWI (Net) (35%); Bloomberg Barclays U.S. Aggregate Bond Index (35%);
BofA Global High Yield Constrained USD Hedged (10%); JP Morgan Emerging
Markets Bond Index Plus (10%); S&P LSTA Leveraged Loan Index (10%) (Wilke)
Bloomberg Barclays US Government/Credit (Stack and Moran)

Municipal Income Fund	Bloomberg Barclays US Municipal Bond Index (80%) and Bloomberg Barclays High Yield Municipal (20%): (80%) Lipper General Muni Debt: (20%)
Municipal Opportunities Fund	Bloomberg Barclays Municipal Bond 1-15 Year (1-17) Index (80%) and Bloomberg Barclays High Yield Municipal (20%) Lipper Intermediate Municipal Debt
Municipal Short Duration Fund	Bloomberg Barclays Municipal Bond Short 1-5 Year Index Lipper Short Muni Debt

FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Quality Value Fund	Russell 1000 Value Index Lipper Large Cap Value
Short Duration Fund	Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (50%); Bloomberg Barclays 1-5 Year Credit Index (35%); S&P LSTA Leveraged Loan Index (15%) Lipper Short Investment Grade Debt
Small Company Fund	Russell 2000 Growth Index Lipper Small Cap Growth
Small Cap Growth Fund	Russell 2000 Growth Index Lipper Small Cap Growth
Small Cap Value Fund	Russell 2000 Value Index Lipper Small Cap Value
Strategic Income Fund
Bloomberg Barclays Global Treasury 1-10 (unhedged) (33.33%); Bloomberg
Barclays Emerging Markets USD Sovereign BBB+ and lower (33.33%);
Bloomberg Barclays High Yield 2% Issuer Capped (33.33%)
Lipper Multi-Sector Income

Total Return Bond Fund	Bloomberg Barclays U.S. Aggregate Bond Index; Lipper Core Bond Funds
World Bond Fund	Bloomberg Barclays Global Aggregate Bond (80% USD Hedged)
(1)
For Funds with multiple benchmarks/peer groups, allocations are weighted equally, unless otherwise noted.
EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS
The dollar ranges of equity securities beneficially owned by Wellington Management portfolio managers in each Fund they manage are as follows for the fiscal year ended October 31, 2020, except as indicated below:
PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Mario E. Abularach	Growth Opportunities Fund	$100,001-$500,000
Steven C. Angeli	Small Company Fund	$100,001-$500,000
Matthew G. Baker	Dividend and Growth Fund Quality Value Fund	$100,001-$500,000 $100,001-$500,000
Robert D. Burn	Strategic Income Fund Total Return Bond Fund	$10,001-$50,000 $10,001-$50,000
Mammen Chally	Core Equity Fund Small Cap Growth Fund	Over $1,000,000 $500,001-$1,000,000
Nicolas M. Choumenkovitch	International Opportunities Fund	$100,001-$500,000
Andrew M. Corry	International Value Fund	$100,001-$500,000
Robert L. Deresiewicz	Healthcare Fund	$100,001-$500,000
David J. Elliott	Emerging Markets Equity Fund	None
Scott M. Elliott	Global Real Asset Fund	$500,001-$1,000,000
Ann C. Gallo	Healthcare Fund	$100,001-$500,000
Gregory J. Garabedian	MidCap Value Fund	$100,001-$500,000
Brian M. Garvey	Global Real Asset Fund	$50,001-$100,000
Campe Goodman	Strategic Income Fund Total Return Bond Fund	$500,001-$1,000,000 $10,001-$50,000
Christopher J. Goolgasian	Balanced Retirement Fund	$100,001-$500,000
Matthew Hand	Balanced Income Fund Equity Income Fund	None None
Timothy D. Haney	Municipal Income Fund Municipal Opportunities Fund Municipal Short Duration Fund	$1-$10,000 $1-$10,000 $500,001-$1,000,000
Martin Harvey	World Bond Fund	None
Michael T. Henry	Emerging Markets Local Debt Fund	$100,001-$500,000
Jeffrey W. Heuer	Floating Rate Fund Floating Rate High Income Fund	$50,001-$100,000 $50,001-$100,000
Alan Hsu	Climate Opportunities Fund	$100,001-$500,000
Matthew D. Hudson	International Growth Fund	$500,001-$1,000,000
Jean M. Hynes	Healthcare Fund	Over $1,000,000
Adam H. Illfelder	Balanced Income Fund Equity Income Fund	None None
Christopher A. Jones	High Yield Fund	Over $1,000,000

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Sean Kammann	Small Cap Value Fund	$100,001-$500,000
Brij S. Khurana(1)	Inflation Plus Fund	None
Nataliya Kofman	Dividend and Growth Fund Quality Value Fund	None None
G. Thomas Levering	Climate Opportunities Fund	None
Allan M. Levin	Inflation Plus Fund	$10,001-$50,000
Brad W. Libby	Municipal Income Fund Municipal Opportunities Fund Municipal Short Duration Fund	$1-$10,000 $1-$10,000 $1-$10,000
David B. Marshak	Floating Rate Fund Floating Rate High Income Fund	$100,001-$500,000 $50,001-$100,000
Joseph F. Marvan	Inflation Plus Fund Strategic Income Fund Total Return Bond Fund	None $100,001-$500,000 $500,001-$1,000,000
Douglas W. McLane	Core Equity Fund Small Cap Growth Fund	$100,001-$500,000 $100,001-$500,000
Loren L. Moran	Multi-Asset Income and Growth Fund	$100,001-$500,000
Stephen Mortimer	Growth Opportunities Fund	Over $1,000,000
Kevin F. Murphy	Emerging Markets Local Debt Fund	$100,001-$500,000
Nicholas J. Petrucelli(2)	Global Real Asset Fund	None
Ranjit Ramachandran	Small Company Fund	$10,001-$50,000
W. Michael Reckmeyer, III	Balanced Income Fund Equity Income Fund	Over $1,000,000 Over $1,000,000
Philip W. Ruedi	MidCap Fund	$100,001-$500,000
John V. Schneider	Small Company Fund	$1-$10,000
James H. Shakin	International Value Fund	$100,001-$500,000
David A. Siegle	Core Equity Fund Small Cap Growth Fund	$50,001-$100,000 $100,001-$500,000
Thomas S. Simon	Capital Appreciation Fund International Equity Fund	$10,001-$50,000 $10,001-$50,000
Timothy E. Smith	Short Duration Fund	$10,001-$50,000
Scott I. St. John	Balanced Income Fund	$500,001-$1,000,000
Michael E. Stack	Multi-Asset Income and Growth Fund	$100,001-$500,000
Tara C. Stilwell	Global Impact Fund International Opportunities Fund	$500,001-$1,000,000 $100,001-$500,000
Mark H. Sullivan	World Bond Fund	$100,001-$500,000
Rebecca D. Sykes	Healthcare Fund	$100,001-$500,000
Gregg R. Thomas	Capital Appreciation Fund International Equity Fund	$100,001-$500,000 $100,001-$500,000
James W. Valone	Emerging Markets Local Debt Fund	$100,001-$500,000
Mark A. Whitaker	MidCap Fund	$100,001-$500,000
Lutz-Peter Wilke	Balanced Retirement Fund Multi-Asset Income and Growth Fund	$10,001-$50,000 $10,001-$50,000
Mark A. Yarger	Emerging Markets Equity Fund	$100,001-$500,000
(1)
Effective March 1, 2021, Mr. Khurana became a portfolio manager to the Inflation Plus Fund.
(2)
Effective March 1, 2021, Mr. Petrucelli became a portfolio manager to the Global Real Asset Fund.
In addition to the portfolio managers listed above for Capital Appreciation Fund and International Equity Fund, the following individuals also serve as portfolio managers for the Funds listed below.
Capital Appreciation Fund
Additional Portfolio Managers	Compensation Benchmarks/Peer Group*
Stephen Mortimer	Russell 3000 Growth Index / Lipper Multicap Core
Gregory J. Garabedian	Russell 2500 Value Index / Lipper Multicap Core
Don Kilbride	Russell 1000 Index / Lipper Multicap Core
Greg Pool	Russell 3000 Index / Lipper Multicap Core
Philip W. Ruedi	Russell 3000 Index / Lipper Multicap Core

*
Benchmark/Peer groups weighted 90%/10%, respectively.
International Equity Fund
Additional Portfolio Managers	Compensation Benchmarks/Peer Group*
Matthew D. Hudson	MSCI ACWI ex USA Growth Index (Net) / International Multi-Cap Core
Greg Pool	MSCI ACWI ex USA Index (Net) / International Multi-Cap Core
Jun Oh	MSCI Emerging Markets Index (Net) / International Multi-Cap Core
James H. Shakin	MSCI EAFE Index (Net) / International Multi-Cap Core
Peter Fisher	MSCI EAFE Index (Net) / International Multi-Cap Core
*
Benchmark/Peer groups weighted 90%/10%, respectively.
CLIMATE OPPORTUNITIES FUND – SCHRODERS
OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY SCHRODERS PORTFOLIO MANAGERS
The following table lists the number and types of other accounts sub-advised or managed by Schroders' portfolio managers and assets under management in those accounts as of October 31, 2020:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Climate Opportunities Fund
Simon Webber
Other Registered Investment Companies	4	$1,714	3	$21,799
Other Pooled Investment Vehicles	5	$2,751	0	$0
Other Accounts	14	$5,328	0	$0
Isabella Hervey-Bathurst(1)
Other Registered Investment Companies	1	$2,053	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
(1)
Effective March 1, 2021, Ms. Hervey-Bathurst became a portfolio manager to the Climate Opportunities Fund.
CONFLICTS OF INTEREST BETWEEN CLIMATE OPPORTUNITIES FUND AND SCHRODERS’ OTHER ACCOUNTS
Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, the portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.
The portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.
The structure of the portfolio manager’s compensation may give rise to potential conflicts of interest. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.
Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
COMPENSATION OF SCHRODERS’ PORTFOLIO MANAGERS
Schroders receives a fee based on the assets of the Fund allocated to Schroders as set forth in the investment sub-advisory agreement between SIMNA and HFMC on behalf of the Fund. Schroders pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Fund. The information below is as of October 31, 2020.

Schroders’ methodology for measuring and rewarding the contribution made by the portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for his/her services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroders’ employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders’ reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.
Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of funds under management, and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to Schroders’ corporate values of excellence, integrity, teamwork, passion, and innovation.
For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders Funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of the clients and shareholders of Schroders.
For the purposes of determining the portfolio managers’ bonuses, the relevant benchmarks for performance comparison include as of October 31, 2020 below:
Fund / Portfolio Managers	Benchmark
Climate Opportunities Fund / Simon Webber and Isabella Hervey-Bathurst	MSCI ACWI Index (Net)
EQUITY SECURITIES BENEFICIALLY OWNED BY SCHRODERS PORTFOLIO MANAGERS
As of October 31, 2020, Mr. Webber and Ms. Hervey-Bathurst did not own any shares of the Climate Opportunities Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities or, in the case of the Funds of Funds, transactions in shares of the underlying funds. Each Fund of Funds will not incur any commissions or sales charges when investing in affiliated mutual funds.
Subject to any policy established by each Company’s Board of Directors and HFMC, each sub-adviser is primarily responsible for the investment decisions of the Fund(s) it sub-advises and the placing of its portfolio transactions. In placing brokerage orders, it is the policy of each Fund (or in the case of a Fund of Funds, with respect to purchases of investments other than the affiliated mutual funds) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While HFMC or each sub-adviser, as applicable, generally seeks reasonably competitive spreads or commissions, the Funds (in the case of a Fund of Funds, with respect to purchases of investments other than the affiliated mutual funds) do not necessarily pay the lowest possible spread or commission. HFMC may instruct the sub-adviser to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.
HFMC or a sub-adviser, as applicable, generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, HFMC or a sub-adviser, as applicable, may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which commissions are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.
While HFMC or each sub-adviser, as applicable, seeks to obtain the most favorable net results in effecting transactions in a Fund’s portfolio securities, broker-dealers who provide investment research to the sub-adviser may receive orders for transactions from HFMC or the sub-adviser, as applicable. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), HFMC or a sub-adviser, as applicable, may cause a Fund to pay a broker-dealer that provides brokerage and research services (as defined in the 1934 Act) to HFMC or a sub-adviser, as applicable, an amount in respect of securities transactions for the Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction. See “Soft Dollar Practices” below.
To the extent that accounts managed by HFMC or a sub-adviser, as applicable, are simultaneously engaged in the purchase of the same security as a Fund, then, as authorized by the applicable Company’s Board of Directors, available securities may be allocated to the Fund and another client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by such Funds. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).
Accounts managed by a sub-adviser (or its affiliates) may hold securities also held by a Fund. Because of different investment objectives or other factors, a particular security may be purchased by a sub-adviser for one client when one or more other clients are selling the same security.
As of October 31, 2020, HFMC does not use the Funds of Funds’ assets for, or participate in, third-party soft dollar arrangements, although HFMC may in the future receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services and would be payable by the Funds of Funds. HFMC does not “pay up” for the value of any such proprietary research.
For the fiscal years ended October 31, 2020, October 31, 2019, and October 31, 2018, the Funds paid the following brokerage commissions:
FUND NAME	2020	2019	2018
Balanced Income Fund	$1,606,715	$1,013,084	$1,093,409
Balanced Retirement Fund	$29,348	$40,469	$8,315
Capital Appreciation Fund	$2,763,372	$2,948,994	$15,187,997
Checks and Balances Fund	$24,551	$54,347	$58,474
Climate Opportunities Fund	$14,169	$12,987	$15,767
Conservative Allocation Fund	$8,370	$4,703	$3,874
Core Equity Fund	$927,651	$418,284	$439,437
Dividend and Growth Fund	$1,838,780	$1,430,172	$2,212,177
Emerging Markets Equity Fund	$304,379	$216,343	$138,058
Emerging Markets Local Debt Fund	$0	$0	$0
Equity Income Fund	$865,160	$654,947	$751,322
Floating Rate Fund	$15,227	$9,678	$56,662

FUND NAME	2020	2019	2018
Floating Rate High Income Fund	$3,920	$2,478	$4,351
Global Impact Fund(1)	$75,932	$78,864	$0
Global Real Asset Fund	$357,666	$324,437	$159,289
Growth Allocation Fund	$10,716	$12,771	$29,456
Growth Opportunities Fund	$2,583,695	$1,706,467	$3,493,910
Healthcare Fund	$511,050	$591,825	$385,985
High Yield Fund	$530	$1,908	$5,723
Inflation Plus Fund	$0	$0	$0
International Equity Fund	$682,359	$970,998	$279,615
International Growth Fund	$348,881	$258,410	$326,422
International Opportunities Fund	$4,074,728	$4,484,344	$5,045,251
International Value Fund	$916,212	$1,379,261	$802,648
MidCap Fund	$5,121,485	$2,814,027	$2,510,880
MidCap Value Fund	$400,775	$335,490	$305,660
Moderate Allocation Fund	$14,300	$8,969	$17,231
Multi-Asset Income and Growth Fund	$146,872	$194,618	$178,808
Municipal Income Fund	$0	$0	$0
Municipal Opportunities Fund	$0	$0	$0
Municipal Short Duration Fund	$0	$0	$0
Quality Value Fund	$27,612	$58,157	$351,992
Short Duration Fund	$0	$0	$0
Small Cap Growth Fund	$621,028	$617,076	$566,425
Small Cap Value Fund	$78,321	$173,199	$82,415
Small Company Fund	$509,473	$444,604	$484,375
Strategic Income Fund	$27,417	$0	$584
Total Return Bond Fund	$0	$0	$210
World Bond Fund	$671	$0	$1,706
(1)
The amount reflected for the fiscal year ended October 31, 2019 includes the brokerage commissions of the Global Impact Fund’s former Master Portfolio for the period prior to October 7, 2019, which was $65,795. The Master Portfolio incurred $53,122 in brokerage commissions for the fiscal year ended October 31, 2018.
Commission rates are established by country and trade method used to execute a given order. Changes in the amount of brokerage commissions paid by a Fund are due to these factors as well as the Fund’s asset growth, cash flows and changes in portfolio turnover.
SOFT DOLLAR PRACTICES. With respect to each Fund that engages a sub-adviser, the sub-adviser(s) are responsible for effecting securities transactions. As noted above, to the extent consistent with Section 28(e) of the 1934 Act, the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for each respective Fund (or portion thereof) that it sub-advises. The sub-advisers may cause a Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Information so received is in addition to and not in lieu of the services that the sub-adviser is required to perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, the sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser or its affiliates receive these services even though the sub-adviser or its affiliates might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-adviser or its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2020.
FUND	COMMISSIONS PAID TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES	TOTAL AMOUNT OF TRANSACTIONS TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES
Balanced Income Fund*	$284,644	$4,761,982,111
Balanced Retirement Fund*	$3,482	$83,293,902
Capital Appreciation Fund*	$459,225	$11,762,656,701
Checks and Balances Fund	$0	$0
Climate Opportunities Fund**	$1,127	$21,570,080
Conservative Allocation Fund	$0	$0
Core Equity Fund*	$164,695	$5,294,030,581
Dividend and Growth Fund*	$292,805	$5,356,555,625
Emerging Markets Equity Fund*	$53,051	$707,311,554
Emerging Markets Local Debt Fund*	$0	$0
Equity Income Fund*	$152,192	$2,409,301,110
Floating Rate Fund*	$5,398	$78,182,278
Floating Rate High Income Fund*	$866	$13,313,207
Global Impact Fund*	$14.922	$139,898,815
Global Real Asset Fund*	$59,973	$923,805,432
Growth Allocation Fund	$0	$0
Growth Opportunities Fund*	$369,203	$12,703,415,782
Healthcare Fund*	$61,345	$1,342,318,925
High Yield Fund*	$87	$17,907,101
Inflation Plus Fund*	$0	$0
International Equity Fund*	$111,539	$1,415,184,520
International Growth Fund*	$51,226	$971,249,088
International Opportunities Fund*	$603,995	$7,123,931,523
International Value Fund*	$130,724	$1,667,392,873
MidCap Fund*	$856,998	$13,943,945,933
MidCap Value Fund*	$64,702	$782,218,379
Moderate Allocation Fund	$0	$0
Multi-Asset Income and Growth Fund*	$23,202	$1,067,317,605
Municipal Income Fund*	$0	$0
Municipal Opportunities Fund*	$0	$0
Municipal Short Duration Fund*	$0	$0
Quality Value Fund*	$5,389	$111,118,965
Short Duration Fund*	$0	$0
Small Cap Growth Fund*	$87,835	$1,376,168,655
Small Cap Value Fund*	$12,196	$111,094,988
Small Company Fund*	$88,740	$1,348,056,012
Strategic Income Fund*	$5,258	$230,845,759
Total Return Bond Fund*	$0	$0
World Bond Fund*	$96	$81,584,508
*
The commissions identified as being paid to brokers selected in recognition of research services include third-party research services only, and are calculated by applying Wellington Management’s firmwide percentage of commissions paid to the broker that would have been applied to the third-party research services as a percentage of Wellington Management’s total activity with that broker. This calculated percentage is then applied across all of Wellington Management’s client accounts to provide a pro rata reporting of the estimated third-party soft dollar commission amount. Wellington Management also receives proprietary research services provided directly by firms. However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table.
**
With respect to the portion of the Fund sub-advised by Wellington Management during the fiscal year ended October 31, 2020, the commissions include third-party research services only, and are calculated by applying Wellington Management’s firmwide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of Wellington Management’s total activity with that broker. This calculated percentage is then applied across all of Wellington Management’s client accounts to provide a pro rata reporting of the estimated third-party soft dollar commission amount. Wellington Management also receives proprietary research services provided directly by firms. However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table. With respect to the portion of the Fund sub-advised by Schroders, the provision of research services to SIMNA and its affiliates was not necessarily a factor in the placement of fund transactions with these firms.

The following table identifies the Funds’ regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended October 31, 2020 and the value of each Fund’s aggregate holdings of each such issuer as of October 31, 2020.
FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
Balanced Income Fund
	Bank of America Securities LLC	$357,415,294
	Citigroup Global Markets, Inc.	$82,225,579
	Credit Suisse Group	$35,607,934
	Goldman Sachs & Co.	$95,426,087
	J.P. Morgan Securities, Inc.	$271,234,822
	Morgan Stanley & Co., Inc.	$155,255,284
Balanced Retirement Fund
	Bank of America Securities LLC	$775,289
	Barclay Investments, Inc.	$120,220
	Citigroup Global Markets, Inc.	$163,595
	Credit Suisse Group	$158,108
	Goldman Sachs & Co.	$204,254
	J.P. Morgan Securities, Inc.	$459,373
	Morgan Stanley & Co., Inc.	$202,299
Capital Appreciation Fund
	Bank of America Securities LLC	$46,587,493
Checks and Balances Fund
	N/A	N/A
Climate Opportunities Fund
	N/A	N/A
Conservative Allocation Fund
	N/A	N/A
Core Equity Fund
	Bank of America Securities LLC	$144,957,898
	J.P. Morgan Securities, Inc.	$173,039,913
	Morgan Stanley & Co., Inc.	$104,720,135
Dividend and Growth Fund
	Bank of America Securities LLC	$278,541,478
	Citigroup Global Markets, Inc.	$24,650,575
	J.P. Morgan Securities, Inc.	$314,124,082
Emerging Markets Equity Fund
	N/A	N/A
Emerging Markets Local Debt Fund
	N/A	N/A
Equity Income Fund
	Bank of America Securities LLC	$105,683,561
	J.P. Morgan Securities, Inc.	$82,252,521
	Morgan Stanley & Co., Inc.	$47,812,950
Floating Rate Fund
	N/A	N/A
Floating Rate High Income Fund
	N/A	N/A
Global Impact Fund
	N/A	N/A
Global Real Asset Fund
	UBS AG	$153,639
Growth Allocation Fund
	N/A	N/A
Growth Opportunities Fund
	N/A	N/A
Healthcare Fund
	N/A	N/A

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
High Yield Fund
	Credit Suisse Group	$2,678,475
Inflation Plus Fund
	Bank of America Securities LLC	$663,241
	Goldman Sachs & Co.	$511,649
	J.P. Morgan Securities, Inc.	$1,807,772
International Equity Fund
	UBS AG	$2,097,708
International Growth Fund
	N/A	N/A
International Opportunities Fund
	N/A	N/A
International Value Fund
	UBS AG	$14,554,976
MidCap Fund
	N/A	N/A
MidCap Value Fund
	N/A	N/A
Moderate Allocation Fund
	N/A	N/A
Multi-Asset Income and Growth Fund
	Bank of America Securities LLC	$30,774,679
	Barclay Investments, Inc.	$12,112,381
	Citigroup Global Markets, Inc.	$3,469,574
	Credit Suisse Group	$5,808,569
	Goldman Sachs & Co.	$9,096,398
	J.P. Morgan Securities, Inc.	$10,363,733
	Morgan Stanley & Co., Inc.	$6,372,388
	UBS AG	$345,992
Municipal Income Fund
	N/A	N/A
Municipal Opportunities Fund
	N/A	N/A
Municipal Short Duration Fund
	N/A	N/A
Quality Value Fund
	Bank of America Securities LLC	$6,403,977
	J.P. Morgan Securities, Inc.	$7,234,470
Short Duration Fund
	Bank of America Securities LLC	$26,309,542
	Barclay Investments, Inc.	$3,292,735
	Citigroup Global Markets, Inc.	$41,019,995
	Credit Suisse Group	$27,108,991
	Goldman Sachs & Co.	$21,590,312
	J.P. Morgan Securities, Inc.	$21,289,167
	Morgan Stanley & Co., Inc.	$14,354,893
	UBS AG	$4,245,774
Small Cap Growth Fund
	N/A	N/A
Small Cap Value Fund
	N/A	N/A
Small Company Fund
	N/A	N/A

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
Strategic Income Fund
	Bank of America Securities LLC	$3,542,160
	Barclay Investments, Inc.	$213,267
	Citigroup Global Markets, Inc.	$639,069
	Credit Suisse Group	$8,665,893
	Goldman Sachs & Co.	$5,611,789
	J.P. Morgan Securities, Inc.	$5,048,317
	Morgan Stanley & Co., Inc.	$3,147,421
	UBS AG	$2,368,718
Total Return Bond Fund
	Bank of America Securities LLC	$40,279,675
	Barclay Investments, Inc.	$12,833,814
	Citigroup Global Markets, Inc.	$22,226,431
	Credit Suisse Group	$12,810,361
	Goldman Sachs & Co.	$27,377,802
	J.P. Morgan Securities, Inc.	$37,379,218
	Morgan Stanley & Co., Inc.	$23,970,128
	UBS AG	$5,122,045
World Bond Fund
	Barclay Investments, Inc.	$634,759
	Citigroup Global Markets, Inc.	$6,393,795
	Credit Suisse Group	$25,916,177
	Goldman Sachs & Co.	$3,710,494
	J.P. Morgan Securities, Inc.	$8,210,991
	Morgan Stanley & Co., Inc.	$8,376,497
	UBS AG	$21,286,071
FUND EXPENSES
EXPENSES OF THE FUNDS. Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence; (2) registration of the Fund under the 1940 Act; (3) auditing, accounting and legal expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of issue, sale, repurchase and redemption of Fund shares; (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws; (8) expenses of preparing and printing prospectuses and for distributing the same to shareholders and investors; (9) fees and expenses of registering and maintaining the registrations of the Fund and of the Fund’s principal underwriter, if any, as broker-dealer or agent under state securities laws; (10) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof; (11) expenses of reports to governmental officers and commissions; (12) insurance expenses; (13) fees, expenses and disbursements of custodians for all services to the Fund; (14) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (15) expenses for servicing shareholder accounts; (16) any direct charges to shareholders approved by the directors of the applicable Company; (17) compensation and expenses of directors of the applicable Company, other than those who are also officers of HFMC or its affiliates; and (18) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto. In addition, certain Funds may incur unique expenses due to the nature of their investment strategy, which are paid only by those Funds, including: consultants’ and attorneys’ fees and expenses.
Each Fund of Funds, as a shareholder of the Underlying Funds and unaffiliated money market funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds and unaffiliated money market funds in which it invests. The expense ratios of each Fund of Funds, as disclosed in the relevant prospectuses, may be higher or lower depending on the allocation of the Funds’ assets among the Underlying Funds and/or unaffiliated money market funds and the actual expenses of the Underlying Funds and/or unaffiliated money market funds.

DISTRIBUTION ARRANGEMENTS
GENERAL
Hartford Funds Distributors, LLC (“HFD”) (formerly known as Hartford Investment Financial Services, LLC) serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by each Company’s Board of Directors. HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). HFD’s principal business address is 690 Lee Road, Wayne, Pennsylvania 19087. HFD is an indirect subsidiary of The Hartford. The Hartford may be deemed to control HFD through its indirect ownership of HFD.
Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Except as discussed below under “Distribution Plans,” HFD bears all the expenses of providing services pursuant to the Underwriting Agreements, including expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of the Company, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HFD is not obligated to sell any specific amount of shares of any Fund.
HFD is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds. HFD has authorized one or more financial services institutions and/or qualified plan intermediaries (“Financial Intermediaries”) to receive purchase and redemption orders on behalf of the Funds, subject to the Funds’ policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary receives the order. Orders will be priced at that Fund’s next net asset value computed after the orders are received by a Financial Intermediary and accepted by the Fund. Each Fund’s net asset value is determined in the manner described in that Fund’s prospectus.
DISTRIBUTION PLANS
Each Board has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class T, Class C, Class R3 and Class R4 shares. HFD or its affiliates are entitled to retain all service fees payable for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts. However, any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund.
CLASS A PLAN. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As discussed above, HFD may pay dealers of record commissions on purchases $1 million or more ($500,000 or more with respect to Short Duration Fund). HFD may retain the 12b-1 fee paid by a Fund with respect to such shares for the first year after purchase. For purchases at NAV where HFD paid a commission, dealers may start to receive the 12b-1 fee in the thirteenth month after purchase. For purchases at NAV where HFD did not pay a commission, dealers may start to receive the 12b-1 fee at the time of purchase.
CLASS T PLAN. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
CLASS C PLAN. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. HFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.
CLASS R3 PLAN. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.
CLASS R4 PLAN. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.

GENERAL. Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of a Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund’s shares; (b) compensation to employees of HFD; (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information; and (d) the costs of preparation, printing and mailing reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD). Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans, which means that the Funds pay HFD the entire fee regardless of HFD’s expenditures. Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Funds will not be obligated to pay more than that fee. If HFD’s actual expenditures are less than the fee payable to HFD at any given time, HFD may realize a profit from the arrangement.
In accordance with the terms of the Plans, HFD provides to each Fund, for review by the applicable Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In its quarterly review of the Plans, the applicable Company’s Board of Directors reviews the level of compensation the Plans provide.
The Plans were adopted by a majority vote of the Board of Directors of each Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Funds and their shareholders, including shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders. Under its terms, each Plan remains in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable Company in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected by the increase, and material amendments to the Plans must also be approved by the applicable Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable Board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the relevant Fund. A Plan will automatically terminate in the event of its assignment.
For the fiscal year ended October 31, 2020, Class A, Class C, Class R3, and Class R4 of the Funds paid the 12b-1 fees listed below.
Fund	Class A	Class C	Class R3	Class R4
Balanced Income Fund	$9,027,158	$32,350,480	$850,082	$237,389
Balanced Retirement Fund	$182,444	$339,180	$4,474	$907
Capital Appreciation Fund	$11,439,939	$2,223,135	$227,810	$86,154
Checks and Balances Fund	$3,172,160	$1,489,519	$68,967	$11,195
Climate Opportunities Fund	$15,078	$3,161	$14	$113
Conservative Allocation Fund	$265,008	$131,146	$14,893	$4,159
Core Equity Fund	$2,499,482	$4,114,742	$198,225	$318,511
Dividend and Growth Fund	$8,703,271	$1,693,167	$293,551	$240,221
Emerging Markets Equity Fund	$102,886	$21,097	$1,505	$873
Emerging Markets Local Debt Fund	$12,218	$22,293	$1	$83
Equity Income Fund	$3,604,732	$2,442,621	$182,593	$117,922
Floating Rate Fund	$1,682,853	$3,406,530	$26,470	$6,516
Floating Rate High Income Fund	$182,247	$463,861	$863	$856
Global Impact Fund	$86,473	$20,957	$26,350	$3,618
Global Real Asset Fund	$31,856	$23,612	$354	$94
Growth Allocation Fund	$1,222,197	$428,837	$30,072	$9,413
Growth Opportunities Fund	$5,933,129	$2,927,481	$219,607	$164,244
Healthcare Fund	$1,787,547	$1,420,660	$167,198	$65,876
High Yield Fund	$565,959	$289,481	$9,230	$2,484
Inflation Plus Fund	$461,821	$260,332	$183,010	$16,991
International Equity Fund	$1,486,010	$330,341	$67,530	$18,195
International Growth Fund	$319,543	$60,993	$3,305	$8,535
International Opportunities Fund	$1,098,429	$317,361	$214,502	$280,303
International Value Fund	$305,506	$109,785	$2,071	$6,859
MidCap Fund	$6,747,895	$4,331,962	$471,835	$531,429

Fund	Class A	Class C	Class R3	Class R4
MidCap Value Fund	$676,022	$124,780	$32,281	$24,889
Moderate Allocation Fund	$774,478	$303,630	$69,753	$8,497
Multi-Asset Income and Growth Fund	$1,507,672	$905,360	$6,417	$2,126
Municipal Income Fund	$76,711	$43,295	N/A	N/A
Municipal Opportunities Fund	$1,054,276	$652,388	N/A	N/A
Municipal Short Duration Fund	$45,196	$13,206	N/A	N/A
Quality Value Fund	$373,414	$52,257	$4,693	$11,838
Short Duration Fund	$1,671,933	$840,854	$7,766	$14,520
Small Cap Growth Fund	$463,553	$138,471	$42,324	$87,375
Small Cap Value Fund	$89,567	$25,538	$2,025	$117
Small Company Fund	$813,977	$91,626	$66,123	$33,834
Strategic Income Fund	$540,012	$567,207	$4,560	$4,112
Total Return Bond Fund	$2,633,466	$269,449	$23,429	$27,668
World Bond Fund	$1,042,693	$750,880	$8,744	$35,785
For the fiscal year ended October 31, 2020, approximately $142,616,814 of the Funds’ total distribution expenses were expended in connection with compensation to broker-dealers and as compensation to sales personnel (including advertising, printing and mailing of prospectuses to prospective shareholders). No information is presented in the table above for Class T shares since Class T shares did not commence operations as of October 31, 2020.
HOW SALES CHARGES ARE CALCULATED
CLASS A SHARES
Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:
Funds other than Balanced Retirement Fund, Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Municipal Income Fund, Municipal Opportunities Fund, Municipal Short Duration Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
Balanced Retirement Fund, Emerging Markets Local Debt Fund, High Yield Fund, Inflation Plus Fund, Municipal Income Fund, Municipal Opportunities Fund, Municipal Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	4.50%	4.71%	3.75%
$50,000 or more but less than $100,000	4.00%	4.17%	3.50%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
Floating Rate Fund and Floating Rate High Income Fund
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	3.00%	3.09%	2.50%
$50,000 or more but less than $100,000	2.50%	2.56%	2.00%
$100,000 or more but less than $250,000	2.25%	2.30%	1.75%
$250,000 or more but less than $500,000	1.75%	1.78%	1.25%
$500,000 or more but less than $1 million	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	See below

(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there may be a contingent deferred sales charge (CDSC) of 1% assessed on any sales of shares made within 18 months of purchase. With respect to Municipal Opportunities Fund and Total Return Bond Fund, if such Class A shares are purchased on or after July 1, 2020, the CDSC imposed on such Class A shares will be reduced from 1.00% to 0.75%. For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. The CDSC on Class A shares will not apply where the selling broker dealer was not paid a commission.
HFD may pay up to the entire amount of the sales commission to particular broker-dealers. In addition, HFD may provide compensation to dealers of record for certain shares purchased without a sales charge.
With respect to all Funds, except Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Municipal Opportunities Fund, Total Return Bond Fund and Short Duration Fund, HFD also may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
With respect to Municipal Opportunities Fund and Total Return Bond Fund for purchases prior to July 1, 2020, HFD may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. With respect to Municipal Opportunities Fund and Total Return Bond Fund for purchases on or after July 1, 2020, HFD may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 0.75% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
With respect to Floating Rate Fund, Floating Rate High Income Fund and High Yield Fund, HFD may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
Short Duration Fund
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $250,000	2.00%	2.04%	1.50%
$250,000 or more but less than $500,000	1.50%	1.52%	1.00%
$500,000 or more(1)	0%	0%	See below
(1)
Investments of $500,000 or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. If such Class A shares are purchased on or after July 1, 2020, the CDSC imposed on such Class A shares will be reduced from 1.00% to 0.75%. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. Each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
With respect to the Short Duration Fund, HFD may pay up to the entire amount of the sales commission to particular broker-dealers. In addition, HFD may provide compensation to dealers of record for certain shares purchased without a sales charge. With respect to Short Duration Fund for purchases prior to July 1, 2020, HFD also may pay dealers of record commissions on purchases of $500,000 or more in an amount up to 1.00% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. With respect to Short Duration Fund for purchases on or after July 1, 2020, HFD may pay dealers of record commissions on purchases of $500,000 or more in an amount of up to 0.75% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
CLASS T SHARES
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $250,000	2.50%	2.56%	2.50%
$250,000 – $499,999	2.00%	2.04%	2.00%
$500,000 – $999,999	1.50%	1.52%	1.50%
$1 million or more	1.00%	1.01%	1.00%
HFD may pay up to the entire amount of the sales commission to particular broker-dealers.

CLASS C SHARES
HFD pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.
COMMISSIONS TO DEALERS
The aggregate dollar amount of commissions received by HFD for the sale of shares for Classes A and C for the fiscal years ended October 31, 2020, October 31, 2019, and October 31, 2018 is as follows:
YEAR/CLASS	FRONT-END SALES COMMISSIONS	CDSC	AMOUNT REALLOWED	AMOUNT RETAINED
2020
Class A	$34,550,682	$465,558	$29,411,576	$5,604,663
Class C	N/A	$567,937	N/A	$567,937
2019
Class A	$36,244,896	$309,121	$30,894,413	$5,659,603
Class C	N/A	$474,708	N/A	$474,708
2018
Class A	$37,960,562	$389,198	$32,384,427	$5,965,333
Class C	N/A	$673,136	N/A	$673,136
HFD does not receive any front-end sales commissions or CDSCs in connection with the sale of Classes I, R3, R4, R5, R6, Y and F shares. No information is presented in the table above for Class T shares since Class T shares did not commence operations as of October 31, 2020.
ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES. As stated in the prospectuses under Payments to Financial Intermediaries and Other Entities, HFMC and/or its affiliates make additional compensation payments out of their own assets and not as an expense to or out of the assets of the Funds to Financial Intermediaries to support the sale of the Hartford mutual fund’s shares (“Additional Payments”). These Additional Payments, which are in addition to commissions, Rule 12b-1 fees, Administrative Fees and Servicing Payments (as defined in the prospectuses), and which may be paid to such Financial Intermediary in its capacity as a Servicing Intermediary, may create an incentive for your Financial Intermediary to sell and recommend the Hartford mutual funds over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.
In addition to the Financial Intermediaries listed in each Fund’s prospectus, listed below are all Financial Intermediaries that received Additional Payments with at least a $500 value in 2020 for items such as sponsorship of meetings, education seminars and travel and entertainment, whether or not an ongoing contractual relationship exists: Alliance Bernstein Investments, Inc.; Almanak Investment Partners LLC; American Bankers Association; American Portfolios Financial Services; Ameriprise Financial Services; Ameritas Investment Corp; Argi Investment Services LLC; Ascensus Retirement Services; Atlanta Financial Associates, Inc.; Avantax Investment Services, Inc.; Axa Advisors, LLC; BB&T Securities; Bank of America Merrill Lynch; Bear Mountain Capital; Benjamin F. Edwards & Co., Inc.; Berthel, Fisher & Company Financial Services, Inc.; Blue Rock Financial Group; BMO Harris Financial Advisors; Boston Private Wealth Partners, LLC; Bristol Financial Services Inc.; Brightworth LLC; Cadaret Grant & Co Inc.; Callan Capital LLC; Cambridge Investment Research, Inc.; Capital Asset Advisory Services LLC; Centric Wealth Management LLC; Cetera Advisors LLC; Cetera Advisor Networks LLC; Cetera Investment Services LLC; CFD Investments; Charles Schwab & Company, Inc.; Citigroup Global Markets Inc.; Claro Advisors LLC; CO CFA Society; Commonwealth Financial Network; Corner Office Financial, LLC; Cuna Brokerage Services Inc.; D.A. Davidson & Company; Davenport & Co. LLC; Economic Group Pension Services; Edge Advisors LLC; Edward D. Jones & Co.; Emerald Asset Advisors LLC; Empower Retirement; Engrave Wealth Partners, LLC; Executive Wealth Management, LLC; Faegre Baker Daniels; Fairhaven Wealth Management; Fidelity Investments Institutional Services Company; Fifth Third Securities, Inc.; First Allied Securities, Inc.; First Republic Securities Company LLC; Frost Brokerage Services Inc.; FSC Securities Corporation; FYRA Capital; Geneos Wealth Management; GWN Securities, Inc.; GRP Advisor Alliance; GWFS Equities, Inc.; H. Beck Inc.; Hartford Funds Distributors; Hefren-Tillotson, Inc.; Heim Young & Associates, Inc.; Hightower Securities, LLC; Huntington National Bank; Hunnex and Shoemaker Inc.; IFC Holdings, Inc.; IFP Securities, LLC; Imus Wilkerson Investment Management LLC; Independent Financial Group, LLC; Infinex Investment, Inc.; Janney Montgomery Scott LLC; John Hancock Retirement Plan Services; JPMorgan Securities, LLC; JW Cole Financial, Inc.; Kestra Investment Services, LLC; KMS Financial Services, Inc.; Kovack Securities Inc.; Laurel Wealth Advisors Inc.; Leafhouse Financial Advisors LLC; Lebenthal Financial Services, Inc.; Legacy Financial Advisors, Inc.; Lido Advisors, LLC; Lincoln Financial Advisors Corp.; Lincoln Financial Distributors Inc.; Lincoln Financial Securities Corp.; Lockton Financial Advisors, LPL Financial; LSA Portfolio Analytics; Lunt Capital Management Inc.; M3 Advisory Group; M3 Financial; MassMutual Retirement Services; Mercer Investment Consulting, LLC.; Merrill Lynch; MMA Securities, LLC; MML Investors Services, LLC; Morgan Stanley Smith Barney; Mutual Securities Inc.; Next Financial Group Inc.; NFP Advisor Services, LLC; NorthRock Partners; Northwestern Mutual Investment Services; NYLife Securities LLC; OneAmerica Securities, Inc.; Oppenheimer & Co., Inc.; Parcion Private Wealth; Park Avenue Securities LLC; Pensionmark Financial Group LLC; PFG Advisors; Planmember Securities Corporation; Principal Financial Group; Principal Securities, Inc.; Private Client Services, LLC; Procyon Private Wealth Partners LLC; Pruco Securities, LLC; Prudential Retirement; Purshe Kaplan Sterling Investments; Purus Wealth Management LLC; Raymond James & Associates, Inc.; Raymond

James Financial Services, Inc.; RBC Capital Markets; Rehman Financial Network, LLC; Resolute Partners Group; Resources Investment Advisors Inc.; Retirement Plan Advisory Group; Richard Brothers Securities; Richard P. Slaughter Associates; Robert W. Baird & Co. Inc.; Rockefeller Financial LLC; Rogan & Associates, Inc.; Royal Alliance Associates, Inc.; SagePoint Financial, Inc.; Sageview Advisory Group, LLC; Saos Capital LLC; Schroder Fund Advisors, LLC; Schroder Investment Management North America Inc.; Securian Financial Services, Inc.; Securities America, Inc.; Shook Research; Sigma Financial Corporation; Stifel, Nicolaus & Co., Inc.; Strategic Planning Group; Stratos Wealth Advisors LLC; SunTrust Investment Services; T2 Asset Management, LLC; The Patriot Financial Group; The Retirement Advisory University; Thoroughbred Financial Services, LLC; Thrivent Investment Management Inc.; Thurston Springer Miller Herd & Titak Inc.; TMI Trust Company; Transamerica Capital, Inc.; Transamerica Retirement Solutions; Triad Advisors, Inc.; UBS Financial Services, Inc.; Umpqua Investments, Inc.; United Planners Financial Services of America; USI Securities, Inc.; Voya Financial Advisors; Voya Retirement Advisors, LLC; Waddell & Reed Inc.; Washington Financial Group; Wealth Management Advisors LLC; Wellington Management Company; Wells Fargo—Wells Brokerage Service; Wells Fargo Advisors Financial Network, LLC; Wells Fargo Clearing Services; West Virginia State Treasurer’s Office; Westfield Financial Planning; Woodbury Financial Services, Inc.; WPG Advisors LLC; WWK Advisors, LLC.
DETERMINATION OF NET ASSET VALUE
The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time) on each day that the Exchange is open (the “Valuation Date”). The assets of each Fund of Funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values on the Valuation Date. The Funds are closed for business and do not price their shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the Exchange. If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The net asset value for each class of shares is determined by dividing the value of that Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
A Fund’s maximum offering price per Class A shares and Class T shares is determined by adding the applicable maximum sales charge to the net asset value per share. Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y and Class F are offered at net asset value without the imposition of an initial sales charge.
CAPITALIZATION AND VOTING RIGHTS
The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 49.86 billion shares of common stock, par value $0.001 per share.
The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001. The authorized capital stock of the Company consists of 162.55 billion shares of common stock, par value $0.0001 per share.
The Board of Directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Company. Each Company’s Board of Directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes.
The Directors of each Company have authorized the issuance of the classes of stock for each Fund that are listed on the cover page. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive rights and are freely transferable.
As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds’ independent registered public accounting firm.
Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company’s outstanding shares request it in writing, a meeting of that particular Company’s shareholders will be held to approve or disapprove the removal of director or directors.

Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

PURCHASE AND REDEMPTION OF SHARES
For information regarding the purchase of Fund shares, see “How to Buy and Sell Shares” in the Funds’ prospectuses.
AVAILABILITY OF CLASS A SALES CHARGE WAIVERS. The availability to you of any Class A sales charge waiver may depend upon the policies, procedures and trading platforms of your Financial Intermediary. If a shareholder holds shares through a financial intermediary, it is the shareholder’s responsibility to inform the shareholder’s financial intermediary of any relationship or other facts qualifying the shareholder for a sales charge reduction or waiver. For more information, contact your Financial Intermediary.
EXEMPTIONS FROM INITIAL AND SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS. Certain accounts held on the Funds’ books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Funds. These underlying accounts are maintained by entities such as financial intermediaries. These financial intermediaries may impose different investment minimums and subsequent investment minimums where the entity maintaining these accounts aggregates the accounts’ purchase orders for Fund shares.
SYSTEMATIC WITHDRAWAL PLAN (SWP). The SWP is designed to provide a convenient way for a shareholder to receive fixed payments at regular intervals from shares of a Fund deposited by the SWP account holder. The shareholder must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000 in order to set up a SWP. Periodic withdrawals of $50 or more per Fund will be sent to the SWP account holder, or any person designated by him or her, monthly or quarterly.
Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share of the relevant Fund in effect on the record date.
SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. These redemptions are potentially taxable transactions for shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of capital.
The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the account holder, (2) by telephone requests to the Fund by the registered account owner, (3) upon receipt by the Fund of appropriate evidence of the account holder’s death, (4) if the Fund is unable to obtain an accurate address for the account holder or (5) when all shares under the SWP have been redeemed. Each Fund pays the fees associated with maintaining the SWPs.
SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash as prescribed by the applicable Company’s directors. When the shareholder sells portfolio securities received in this fashion, he/she would incur brokerage charges. Any such securities would be valued for the purposes of making such payments at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.
EXCHANGES. This section supplements the section entitled “Exchanging Shares” in each Fund’s prospectus. Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange. If neither condition is satisfied in connection with a proposed exchange of Class Y shares of a Fund for shares of another Fund with respect to former Class Z shareholders who currently hold Class Y shares of Growth Opportunities Fund, such Class Y shares may be exchanged for Class A shares of the other Fund.
HFD reserves the right at any time in its sole discretion to modify the exchange privilege in certain circumstances. All exchanges are subject to the exchanging shareholder meeting any investment minimum or eligibility requirements. Please consult your financial advisor to discuss tax implications, if any, of an exchange.
DEFERRED SALES CHARGE ON CLASS A and CLASS C. Class A shares that were purchased without a front-end sales charge and are redeemed within eighteen months of purchase and Class C shares that are redeemed within one year of purchase are generally subject to a CDSC at the rates set forth in each Fund’s prospectus, calculated as a percentage of the dollar amount subject to the CDSC. The CDSC is assessed on an amount equal to the lesser of the current market value or the original purchase price of the Class A or Class C shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase price, including all shares derived from reinvestment of dividends or capital gains distributions.
The amount of the CDSC, if any, varies depending on how long the shares were held before redemption of such shares. Solely for purposes of determining the holding period for purchases of Class C shares during a month, all payments during the month will be aggregated and deemed to have been made on the first day of the month. The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold. If you sell some but not all of the shares in your account, the shares not subject to a CDSC will be sold first. Other shares will be sold in the order purchased (first in, first out).

When you request a redemption, the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.
Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees makes it possible for the applicable Fund to sell the Class C shares without a sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.
The CDSC will be waived on redemptions of Class C shares and of Class A shares that are subject to the CDSC in the circumstances set forth in each Fund’s prospectus.
SUSPENSION OF REDEMPTIONS. A Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless permitted by law, when the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.
TAXES
FEDERAL TAX STATUS OF THE FUNDS
The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.
Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected or intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code, and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of: (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Companies intend each Fund to do, then under the provisions of Subchapter M, the Fund would not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or is treated as having been distributed to shareholders).
Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.
Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.
In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”). For purposes of determining whether a Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains on which it has been subject to U.S. federal income tax.

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute taxable dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.
With respect to the Funds other than the Funds of Funds, investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds’ assets to be invested within various countries is not now known. The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.
In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund with “Global”, “International” or “Emerging Markets” in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.
With respect to the Funds other than the Funds of Funds, a Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund’s books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.
With respect to a Fund of Funds, income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to “pass-through” to its shareholders, including a Fund of Funds, the amount of such foreign income and similar taxes paid by the Underlying Fund. Pursuant to this election, the Fund of Funds would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. For tax years beginning after December 22, 2010, a Fund of Funds are eligible to “pass-through” to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by an Underlying Fund, provided that the Fund of Funds has at least 50% of its total interests invested in other regulated investment companies at the end of each quarter of the tax year.
Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and realized capital gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and realized capital gains that it distributes to shareholders. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and realized capital gain for any taxable year, the Fund may be liable for federal income and/or excise tax.
Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.
As of October 31, 2020, the Funds had the following capital loss carryforwards as indicated below. Each such Fund’s capital loss carryover is available to offset that Fund’s future realized capital gains to the extent provided in the Code and regulations thereunder. The Funds are generally permitted to carry forward capital losses for an unlimited period.

FUND	SHORT-TERM CAPITAL LOSS CARRYFORWARD WITH NO EXPIRATION	LONG-TERM CAPITAL LOSS CARRYFORWARD WITH NO EXPIRATION
Balanced Retirement Fund*	$21,652,094	$6,382,761
Conservative Allocation Fund	$0	$713,854
Core Equity Fund	$47,413,004	$0
Emerging Markets Equity Fund	$46,772,685	$6,197,771
Emerging Markets Local Debt Fund	$18,651,992	$52,198,410
Floating Rate Fund	$46,496,359	$422,094,585
Floating Rate High Income Fund	$5,773,723	$55,159,845
Global Impact Fund*	$4,345,748	$22,029,607
Global Real Asset Fund	$22,334,435	$99,749,784
High Yield Fund	$1,018,722	$23,414,266
Inflation Plus Fund	$11,577,143	$56,182,436
International Equity Fund*	$29,889,553	$26,071,130
International Opportunities Fund	$332,125,526	$70,550,524
International Value Fund	$50,618,968	$378,881,368
MidCap Value Fund	$17,728,662	$15,069,753
Multi-Asset Income and Growth Fund	$14,314,981	$0
Municipal Income Fund	$27,478	$0
Municipal Opportunities Fund*	$1,597,170	$0
Quality Value Fund	$2,509,529	$0
Short Duration Fund	$4,201,474	$6,830,450
Small Cap Value Fund	$1,618,830	$3,882,399
Strategic Income Fund*	$4,153,131	$1,289,345
World Bond Fund	$0	$7,643,233
*
Future utilization of losses may be limited under the current tax law.
With respect to the Funds other than the Funds of Funds, if a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.
With respect to the Funds other than the Funds of Funds, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.
With respect to the Funds other than the Funds of Funds, investments in below investment grade instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

With respect to the Funds other than the Funds of Funds, each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.
The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.
With respect to the Funds other than the Funds of Funds, the federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may use these transactions.
REIT/REMIC Investments. A Fund may invest in REITs owning residual interests in real estate mortgage investment conduits (“REMICs”). Income from a REIT to the extent attributable to a REMIC residual interest (known as “excess inclusion” income) is allocated to a Fund’s shareholders in proportion to the dividends received from the Fund, producing the same income tax consequences as if the Fund shareholders directly received the excess inclusion income. In general, excess inclusion income (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes “unrelated business taxable income” to certain entities (such as a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), and (iii) in the case of a non-U.S. shareholder, does not qualify for any withholding tax reduction or exemption. In addition, if at any time during any taxable year certain types of entities own Fund Shares, the Fund will be subject to a tax equal to the product of (i) the excess inclusion income allocable to such entities and (ii) the highest U.S. federal income tax rate imposed on corporations. A Fund also is subject to information reporting with respect to any excess inclusion income.
Tax reform legislation enacted on December 22, 2017, informally known as the Tax Cuts and Jobs Act, established a 20% deduction for qualified business income. Under this provision, which is effective for taxable years beginning in 2018 and, without further legislation, will sunset for taxable years beginning after 2025, individuals, trusts, and estates generally may deduct 20% of “qualified business income,” which includes all ordinary REIT dividends
SHAREHOLDER TAXATION
The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, entities treated as partnerships for U.S. federal income tax purposes, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.
With respect to the Funds other than the Funds of Funds, in general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund’s investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of a Fund’s net capital gain properly designated by the Fund as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that a Fund derives dividends from domestic corporations, a portion of the income distributions of that Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Fund with respect to which dividends are paid and the shares of the Fund are deemed to have been held by the Fund and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.
With respect to a Fund of Funds, in general, as described in their prospectuses, distributions from a Fund of Funds are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund of Funds’ investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund of Funds’ current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund of Funds as capital gain distributions. A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions of a Fund of Funds’ net capital gain properly designated by the Fund of Funds as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a Fund of Funds which invests in that Underlying Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the Fund of Funds are deemed to have been held by the Underlying Fund, the Fund of Funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the Fund of Funds are deemed to have been held by the Underlying Fund, the Fund of Funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the Funds of Funds’ shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.
At the Companies' option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his or her shares. Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.
Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.
An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below). Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. For sales charges incurred in taxable years beginning after December 22, 2010, the disallowance of the sales charge only applies to the extent that the subsequently acquired shares are purchased prior to February 1 of the calendar year following the initial sales charge. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.
Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs (“Qualifying REIT Dividends”) and certain taxable income from publicly traded partnerships (“MLP Income”). Applicable treasury regulations permit a regulated investment company to pass through to its shareholders Qualifying REIT Dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders MLP Income that would be eligible for such deduction. It is uncertain whether future legislation or other guidance will enable a RIC to pass through the special character of MLP Income to the RIC’s shareholders.
The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.
In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 37%, for taxable years beginning after 2017 and before 2026 (if not extended further by Congress). Shareholders must satisfy a holding period of more than 60 days with respect to a distribution that is otherwise eligible to be treated as a qualified dividend during the 121-day period that begins 60 days before the ex-dividend date. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum rate also applied to ordinary income (21%). Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder’s particular situation.

Under recently issued Treasury regulations, certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains. In addition, under an exemption recently made permanent by Congress, a portion of a Fund’s distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if such amounts are properly reported by the Fund. However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as eligible for the exemption, and a portion of a Fund's distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.
Under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), provisions of the Code, a non-U.S. shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a non-U.S. shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.
The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company if all of the following requirements are met: (i) the regulated investment company is classified as a “qualified investment entity” (which includes a regulated investment company if, in general more than 50% of the regulated investment company’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate. Non-U.S. shareholders also may be subject to "wash sale" rules intended to prevent the avoidance of the tax filing and tax payment obligations discussed above through the sale and repurchase of Fund shares.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their shares of a Fund.
A Fund may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.
MUNICIPAL INCOME FUND, MUNICIPAL OPPORTUNITIES FUND AND MUNICIPAL SHORT DURATION FUND
Each of Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt “exempt-interest dividends,” provided that at least 50% of the value of the Fund’s assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each of these Funds intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Portions of the dividends paid each of these Funds may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund may also be subject to state and local income taxes.

Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund is not deductible by the investor in proportion to the percentage of the applicable Fund’s distributions from investment income that is exempt from federal income tax. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares. In addition, any loss realized by a shareholder of each of these Funds upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. For Fund shares acquired after December 22, 2010, this loss disallowance does not apply provided that the exempt-interest dividend was a regular dividend and the applicable Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on at least a monthly basis.
If Municipal Income Fund, Municipal Opportunities Fund or Municipal Short Duration Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.
Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.
Shareholders who are “substantial users” (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in Municipal Income Fund, Municipal Opportunities Fund or Municipal Short Duration Fund.
Tax-exempt income will be included in determining the taxability of social security payments and railroad retirement benefits. Tax-exempt income received by a tax-deferred retirement will generally be taxable when later distributed from that account.
TAXATION OF THE UNDERLYING FUNDS
With respect to the Funds of Funds, each Underlying Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Funds of Funds generally will not pay any federal income or excise tax.
The Funds of Funds will not be able to offset gains distributed by one Underlying Fund in which they invest against losses in another Underlying Fund in which they invest. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the Funds of Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Funds of Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the Funds of Funds could therefore affect the amount, timing and character of distributions to shareholders.
PRINCIPAL UNDERWRITER
HFD serves as the principal underwriter to each Fund. HFD is located at 690 Lee Road, Wayne, Pennsylvania 19087.
CUSTODIAN
Portfolio securities of each Fund are held pursuant to a Custodian Agreement between each Company and State Street Bank and Trust Company, 500 Pennsylvania Avenue, Kansas City, Missouri 64105.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP served as the Funds’ Independent Registered Public Accounting Firm for the fiscal year ended October 31, 2020. PricewaterhouseCoopers LLP is located at Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.
OTHER INFORMATION
The Hartford has granted the Companies the right to use the name “The Hartford” or “Hartford,” and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.
HFMC and The Hartford Mutual Funds, Inc. have entered into a licensing arrangement with AARP, Inc. (“AARP”) under which AARP receives a royalty from HFMC out of its own resources for licensing its brand to the Hartford AARP Balanced Retirement Fund. Hartford AARP Balanced Retirement Fund is managed by HFMC, an investment adviser registered with the SEC, and distributed by HFD, a broker-dealer registered with the SEC and an affiliate of HFMC. HFMC and its affiliates are not affiliated with AARP or its affiliates. AARP and its affiliates are not broker-dealers or investment advisers and are not acting in any such capacity with respect to Hartford AARP Balanced Retirement Fund. AARP and its affiliates do not offer, recommend, or endorse HFMC or any of its affiliates and are not making any recommendations regarding an investment in Hartford AARP Balanced Retirement Fund.

CODE OF ETHICS
Each Fund, HFMC, HFD and the sub-advisers have each adopted a code of ethics designed to protect the interests of each Fund’s shareholders. Under each code of ethics, personnel subject to the code are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.
FINANCIAL STATEMENTS
The Funds’ audited financial statements for the fiscal year ended October 31, 2020, together with the notes thereto, and reports of PricewaterhouseCoopers LLP, are incorporated by reference from the Funds’ Annual Reports for the fiscal year ended October 31, 2020 into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC. The Annual Reports for the series of The Hartford Mutual Funds, Inc. were filed with the U.S. Securities and Exchange Commission ("SEC") and are available on the SEC website at www.sec.gov/Archives/edgar/data/1006415/000119312521005004/d60302dncsr.htm. The Annual Report for the series of The Hartford Mutual Funds II, Inc. included in this SAI was filed with the SEC and is available on the SEC website at www.sec.gov/Archives/edgar/data/49905/000119312521005007/d56424dncsr.htm. Each Fund’s Annual Report and Semi-Annual Report are available without charge by calling the Funds at 1-888-843-7824, by visiting the Funds’ website at hartfordfunds.com or on the SEC’s website at www.sec.gov.
PROXY VOTING POLICIES AND PROCEDURES
The Board of each Company believes that the voting of proxies with respect to securities held by each Fund is an important element of the overall investment process. Pursuant to the Funds’ Policy Related to Proxy Voting, as approved by the Board of each Company, HFMC has delegated to the sub-adviser(s) the authority to vote all proxies relating to each sub-advised Fund’s portfolio securities, subject to oversight by HFMC. The sub-adviser’s exercise of this delegated proxy voting authority on behalf of each sub-advised Fund is subject to oversight by HFMC. The sub-adviser has a duty to vote or not vote such proxies in the best interests of the sub-advised Fund and its shareholders, and to avoid the influence of conflicts of interest. With respect to the Funds of Funds, the Funds’ policy provides that HFMC will vote any proxies of the Underlying Funds in accordance with the vote of the shareholders of the Underlying Funds. If a security has not been restricted from securities lending and the security is on loan over a record date, the Fund’s sub-adviser may not be able to vote any proxies for that security. For more information about the impact of lending securities on proxy voting, see “Lending Portfolio Securities.” In addition, if a sub-adviser requests that HFMC vote a proxy in any Fund because the sub-adviser believes it has a conflict of interest with respect to said proxy, HFMC may vote such securities. HFMC may choose to echo vote, vote in accordance with stated guidelines set forth by a proxy voting service or in accordance with its recommendations, abstain or hire a third-party fiduciary. The policies and procedures used by HFMC and the sub-advisers to determine how to vote certain proxies relating to portfolio securities are set forth in Appendix A. However, more complete information should be obtained by reviewing the Funds’ voting records. Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES
Hartford Funds Management Company, LLC
The Funds of Funds allocate their assets in a combination of other Hartford Funds. If an underlying Hartford Fund has a shareholder meeting, HFMC votes proxies in the same proportion as the vote of the underlying Hartford Fund’s other shareholders (sometimes called “mirror” or “echo” voting).

Wellington Management Company LLP
Global Proxy Policy and Procedures
INTRODUCTION
Wellington Management Company LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
Wellington Management's Proxy Voting Guidelines (the "Guidelines") set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer's business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.
STATEMENT OF POLICY
Wellington Management:
1)
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2)
Votes all proxies in the best interests of the client for whom it is voting.
3)
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
The Investment Research Group ("Investment Research") monitors regulatory requirements with respect to proxy voting and works with the firm's Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., "For", "Against", "Abstain") are voted in accordance with the Guidelines.
Issues identified as "case-by-case" in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.
Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
Dated: 1 September 2020

Wellington Management Company LLP
Wellington Management established these guidelines to document positions generally taken on common proxy issues voted on behalf of clients.
GLOBAL PROXY VOTING GUIDELINES
April 2020
Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.
Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities — engaging with companies and voting proxies on our clients’ behalf — is to support decisions that we believe will maximize the long-term value of securities we hold in client portfolios. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies only to public equities.
In addition to our extensive research on sustainable investing, we partner with leading organizations to educate ourselves and provide leadership on asset management perspectives relevant to our stewardship activities. These include the Principles of Responsible Investment (PRI), Ceres, the Global Impact Investing Network (GIIN), Toniic, and the UN Sustainable Development Goals.
We are signatories and members of the following stewardship codes and industry initiatives: UK Stewardship Code, Japan Stewardship Code, Hong Kong Principles of Responsible Ownership, Investor Stewardship Group (US), the International Corporate Governance Network, the Asian Corporate Governance Association, the Investor Forum (UK), the Task Force for Climate-Related Financial Disclosure (TCFD), ClimateAction100+, the Transition Pathway Initiative, CDP (formerly Carbon Disclosure Project), the PRI Statement on ESG in credit ratings, and GRESB.
Asset manager stewardship extends beyond consideration of ESG issues to any area that may affect the long-term sustainability of an investment. While the objectives of ESG integration could be limited to risk mitigation and sustainable value assessment, stewardship’s aim is sustainable value creation. In our view, this can be accomplished by monitoring company behavior, engaging with boards and management teams, and voting proxies. These activities have long been part of Wellington’s investment ethos, so we embrace the industry’s heightened focus on stewardship.
Engagement
Direct engagement with company management on strategy, financial performance and risk, capital structure, and ESG considerations, is central to our investment process and is coordinated with voting in our stewardship practices. Direct, persistent contact with company management and boards of directors, both in our offices and with on-site company visits, informs a substantial portion of our company research. Our investors host more than 10,000 company meetings around the world each year. Maintaining this ongoing dialogue is central to how we implement our stewardship responsibilities and informs the investment decisions we make on behalf of our clients.
Prioritization of stewardship activities is a bottom-up process that requires numerous inputs, including level of ownership and materiality of industry- and company-specific risks. Through engagement we seek to gain differentiated insights, develop productive ongoing dialogue, and impact company behavior. In addition to the objectives established for specific company engagements, the ESG Research Team annually sets stewardship priorities relevant across companies and sectors for the coming year.
As a large firm that has been investing in nearly all sectors of the global securities markets for decades, we have ongoing, direct access to company management. Give the number of meetings we conduct, the breadth of our contacts, and the quality of discourse we require, this degree of access is invaluable. We prefer to engage privately with investee companies, which encourages an open, constructive, lasting dialogue. We seek to ensure that companies are acting in the best interest of their capital providers, in the same way we are responsible for acting in the best interest of our clients.

We take a multidisciplinary approach in our engagement process, including perspectives from equity, industry, fixed income, and ESG analysts for a richer dialogue. Our company meetings are open to all interested investment personnel. Our central-research collaboration platform and other forums, such as our daily Morning Meeting, facilitate insight and information sharing. Diversity of perspectives is a key strength of our model, as it encourages debate, which can ultimately help reinforce conviction in investment decisions.
Cultivating relationships with other asset management firms, academia, and broader industry organizations allows us to share insights on corporate governance trends and local market considerations. Whenever permissible under applicable laws and regulations we may communicate with other firms to reach an outcome that is in our clients’ best interest. We also speak with business partners, employee representatives, suppliers, and nongovernmental organizations, where this dialogue may provide incremental insight into how a company considers its various stakeholders.
Board engagement
We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complement our ongoing conversations with management teams, and help us assess a board’s effectiveness — which is challenging to do using company disclosures alone. We believe this ongoing dialogue benefits board members as well. Engagement with active managers provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company. We view it as a missed opportunity and negative signal when directors appear defensive or dismissive of external perspectives. We believe continuous dialogue with investors can help ensure honest feedback and foster trust and transparency, which may enable both parties to anticipate and manage potential issues.
Please see Wellington’s Engagement Policy for more information.
OUR APPROACH TO VOTING
We vote proxies in what we consider to be the best interests of our clients as shareholders and in a manner that we believe maximizes the value of their holdings. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. We prefer that clients delegate voting responsibility to their portfolio managers. The Investment Stewardship Committee, a cross-functional group of experienced professionals, establishes Wellington Management’s Proxy Voting Guidelines.
The ESG Research Team examines proxy proposals on their merits and recommends voting against proposals that we believe would have a negative effect on shareholder rights or the current or future market value of the company’s securities. This team also provides recommendations to each portfolio manager who makes the final decision for their client portfolios, absent a material conflict of interest. Consistent with our community-of-boutiques model, portfolio managers occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. This robust set of voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.
VOTING GUIDELINES
Board composition and role of directors
We believe that shareholders’ ability to elect directors annually is an important shareholder right. While we generally support management nominees, we will withhold votes for any director who acts against shareholders’ best economic interests. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support, implement poison pills without shareholder approval, fail to attend at least 75% of scheduled board meetings, or serve on an excessive number of public company boards (see Director attendance and commitment below). We support proposals to declassify a board and enable annual director elections.
In our assessment of board effectiveness, we seek to understand how the board collaborates with management and delineates responsibilities. This is why direct engagement with board members is such an important part of our investment process. We look for indications that directors foster healthy debate in the boardroom, develop constructive relationships with management, and challenge the team when appropriate. Where we see opportunities for improvement, we use these discussions to provide feedback and explain how changes we suggest can benefit our clients, the ultimate owner of the company’s securities.
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer-serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.

Board independence
In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.
At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.
Because boards are responsible for overseeing execution, evaluating and compensating top management, and coordinating CEO succession, we believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support management proposals to separate the chair and CEO or establish a lead director, but we take a case-by-case approach in assessing corporate leadership structures. For example, we may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management. However, after the transition, we expect the board to appoint an independent chair and account for separate roles in succession planning. Through engagement and voting, we continue to encourage boards to signal the importance of oversight on behalf of shareholders through the adoption of this leadership structure.
Board diversity
We believe boards that reflect a wide range of perspectives create shareholder value. Diverse boardrooms help companies make better strategic decisions and navigate increasingly complex issues, including geopolitical risks, regulatory intricacies, disruptive technologies, and shareholder activism.
We encourage companies to consider the widest possible pool of skilled candidates. We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. Though we understand that gender is just one of many facets of diversity, we focus our voting policy on gender diversity because it is easily measured and governance standards for gender diversity already exist in several markets. We address other aspects of diversity through our engagements with companies. While some industries have a relatively small number of women and other diverse executives in senior roles, we are generally unpersuaded by the contention that a board cannot find any qualified diverse directors.
We reserve the right to vote against the reelection of the nomination and/or governance Chair if we think a board is not meeting local market standards from a diversity perspective. In defining the market standard, we refer to quotas established by local governance codes, which exist in many European markets. In the US, we look for at least one female on the board in the US as a minimum standard. If the Nomination and/or Governance Chair is not up for reelection, we may vote against other committee members, including the Board Chair.
Director attendance and commitment
We consider attending at least 75% of board meetings to be a minimum requirement and may vote against directors who fall below that threshold. We also expect directors to have the time and energy to fully commit to the company and fulfill their board-related responsibilities. Our internal voting guidelines define professional directors as “over-boarded” when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. Representation on boards of affiliate or subsidiary public companies do not count toward these thresholds, as we recognize that these are extensions of the directorship on the parent company board. We may make exceptions to this approach to accommodate prevailing market standards. We may also consider a director’s role on the board in assessing his or her overall commitments. For example, we would look less favorably on a director serving as chair of multiple audit committees given the time commitment required by this role.
Majority vote on election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
COMPENSATION
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients. We may also support poorly structured plans where we have seen some improvement, recognizing compensation committees’ willingness to engage with shareholder and implement recommendations that enhance the plan. We support the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
•
Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
•
Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
•
Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
•
Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance, and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
We seek to establish mutually beneficial dialogues with companies regarding their compensation policies. Where we see opportunities for improvement, we provide feedback and explain how the suggestions can benefit our clients. We use voting, an extension of our engagement efforts, to convey our views and drive change, if necessary. We expect compensation committees to respond to shareholder engagement and voting outcomes, and to disclose how these external perspectives are considered in the committee’s decisions.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).

Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g. if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
Finding highly qualified individuals that bring unique skillsets to a board is not easy. When a potential fit is found, we want companies to be able to compensate a director competitively. We understand that excessive compensation may undermine a director’s independence, however, so we expect companies to strike this balance accordingly.
We expect companies to disclose non-executive director compensation. We prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We will oppose excessively generous arrangements but may support agreements that encourage management to negotiate in shareholders’ best interest. Because we believe severance arrangements require special scrutiny, we generally support proposals calling for shareholder ratification. We are also mindful of the board’s need for flexibility in recruitment and retention; therefore, we will oppose limitations on board compensation where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
Clawback policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.
AUDIT QUALITY AND OVERSIGHT
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. The Big Four global audit firms currently control the market but face minimal regulation. In the UK, recent corporate audit failures have increased regulatory pressures, leading to proposed rules such as mandating joint audits and operational splits. While scrutiny in the US is less intense and regulation is less likely in the near term, in our view, regulatory boards, including the SEC and Public Company Accounting Oversight Board (PCAOB) are becoming more active. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
SHAREHOLDER VOTING RIGHTS
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares (see below).
Multiple voting rights
More companies choose to go public with a dual-class share structure, a controversial practice that can raise governance and performance concerns. In our view, dual-class shares are problematic because of the misalignment they can create between shareholders’ economic stake and their voting power, and for the control they often give a small number of insiders who may make decisions that are not in the interests of all shareholders. Index providers’ actions to address this issue and encourage one share, one vote structures could have significant implications for investors, but we believe these can be mitigated by active management and thoughtful stewardship.

We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.
Without a sunset clause, we would prefer that a company eliminate a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.
Proxy access
We believe shareholders should have the right to nominate director candidates on management’s proxy card. We will generally support shareholder proposals seeking proxy access unless current policy is in-line with market norms.
Special meeting rights
We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in-line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate to analyze the fundamental and governance implications, if applicable, to advise portfolio managers in their vote decisions.
CAPITAL STRUCTURE AND CAPITAL ALLOCATION
Increases in authorized common stock
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
Capital allocation (Japan)
Because poor capital stewardship has led to a lack of shareholder value creation in some Japanese companies, we have begun to hold board chairs accountable for persistently low returns on equity (ROE), using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place and we feel they shouldn’t be punished for the past CEO/Chair’s record.
ENVIRONMENTAL AND SOCIAL ISSUES
Consistent with our ESG integration philosophy, we assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance, and we support shareholder proposals where we think doing so can encourage improvement on relevant issues. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis, and we expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.
Climate change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD) recommendations, we actively engage with portfolio companies to encourage adoption. We believe that climate change poses a material risk across sectors and geographies, so understanding how companies are assessing and managing climate risk is key to making informed investment decisions for our clients. For this reason, we generally support shareholder proposals asking for improved disclosure on climate risk management and we expect to support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
We have been pleased to see rising adoption of the TCFD framework in response to shareholder recommendations. Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. However, so far, many disclosures have been incomplete. Most make scant mention of the physical risks posed to their business by a changing climate. We will continue focus our stewardship activities in this area, and we are encouraging companies to provide more detail.
To help us do this, are leveraging findings from our collaborative initiative with Woods Hole Research Center (WHRC), the world’s leading independent climate research organization, and established disclosure guidance to help companies improve their physical risk disclosures. We believe integrating the work of WHRC’s climate scientists and our investment research teams enables us to ask nuanced questions about specific physical risks and more accurately test climate-risk assumptions embedded in companies’ strategies. By narrowing our engagement dialogue to address relevant threats, we believe we can encourage companies to take early action to address these threats, potentially improving long-term investment outcomes for shareholders.
Corporate culture, human capital, and diversity & inclusion
The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate employee feedback contributes to a company’s competitive position. Since culture is challenging to assess from the outside, we examine a company’s holistic approach. For example, we evaluate whether a company has a well-articulated culture statement and talent development strategy. To us, these efforts suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive, we consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
Understanding how a company cultivates its human capital is integral to our assessment of culture. In our view, attracting and retaining talent can create a competitive long-term advantage for any company. These efforts may take time to implement and realize results, but we maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. Companies that invest in and cultivate human capital are well-positioned to realize a competitive advantage and deliver better business outcomes.
As part of our focus on human capital, diversity and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity and inclusion strategy that seeks to improve metrics over time and align management incentives accordingly. Understanding gender pay equity is often part of our assessment, and we may support proposals asking for improved transparency.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. In recent years we have targeted US companies with male-only boards for proactive engagement on diversity and have seen many companies improve the diversity of their boards as a result. From 2020, we will vote against Nominating & Governance Committee Chairs at companies where the composition of the board continues to lag market standards or best practice.
Stakeholders and risk management
In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.
In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.

In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.
Human rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. Starting in late 2020, Australia’s newest regulation will also require asset owners to report on these risks in their portfolios. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. We may also support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
CONCLUSION
At Wellington, stewardship is a core part of how we deliver on our goal of maximizing the long-term value of the investments we make on behalf of our clients. In order to be the best possible stewards of that capital we engage meaningfully and continuously with our investee companies and do so with a multifaceted approach that brings our collective expertise to bear across financial, industry, credit, and ESG analysis. We look forward to continuing to engage with the management teams and directors of the companies we invest in as we seek to help them build long-term, sustainable value in their enterprises.

SCHRODERS
PROXY VOTING
Schroder Investment Management North America Inc. (“the Adviser”) treats the voting of proxies as an important part of its management of client assets. It votes proxies in a manner that it deems to be in the best interest of its clients. This proxy voting policy outlines the approach taken by the Adviser to the responsible use of voting rights in companies on behalf of our clients.
I. PROXY VOTING
The Adviser recognizes the responsibility to make considered use of voting rights. The Adviser therefore evaluates voting issues on our investments and, where the Adviser has the authority to do so, votes on them in line with our fiduciary responsibilities in what we deem to be the interests of our clients. The Adviser:
a.
Has written policies and procedures that are reasonably designed to ensure that the Adviser votes in the best interest of clients;
b.
Discloses to clients the ways in which they may obtain information on how the Adviser voted with respect to their securities; and
c.
Upon request from the client, provide details regarding its proxy policies and procedures.
II. PROXY COMMITTEE
The Adviser relies on the Schroders Corporate Governance Group, which manages the proxy voting process for Schroders globally. The Group’s Proxy Committee is responsible for ensuring compliance with its proxy voting policy. When voting proxies, the Groups’ Proxy Committee relies on the Global Environmental, Social and Governance Policy (“the Global Policy”) and the actual voting of proxies is carried out by Schroder Investment Management Ltd. the UK affiliate of the Adviser.
The Group Proxy Committee exercises oversight to assure that proxies are:
–
Voted in accordance with the Global Policy and that any votes inconsistent with the Global Policy are documented; and
–
The Governance Group uses proxy research from third party service providers as part of their analytical process when making decisions on particular proxy proposals. The Adviser’s Proxy Committee oversees and reviews the actions of the Group Proxy Committee and bears ultimate responsibility for proxy voting decisions. It ensures that votes are in line with our fiduciary responsibilities in what the Adviser deems to be the best interests of our client.
The scope of the Adviser’s Proxy Committee’s activities are set out in the terms of reference that govern the activities of the Proxy Committee.
III. OVERSIGHT OF PROXY SERVICE PROVIDER
Schroders has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues, provide recommendations on how to vote those issues, and to provide administrative assistance with the proxy voting process. While the Group Proxy Committee takes into consideration the information provided by the Proxy Service Provider, the Group Proxy committee votes all proxies based on the Global Policy and the Adviser’s determinations regarding the best interests of its clients.
The Group Proxy Committee monitors the Proxy Service Provider’s performance and conflicts of interest to ensure the Adviser continues to vote proxies in the best interests of its clients. As part of its ongoing oversight, the Group Proxy Committee performs periodic due diligence on the Proxy Service Provider.
IV. VOTING CONFLICTS OF INTEREST
Occasions may arise where a conflict or perceived conflict of interest related to a proxy proposal exists. In such situations, the Group Committee will follow the voting recommendations of a third party (which is the supplier of our proxy voting processing and research service). If a recommendation from the third party is unavailable, or if the Group Committee believes it should override the recommendations of the third party and vote in a way that may also benefit, or perceived to benefit, the Adviser’s interest, then the Group Committee will obtain approval of the decision of from the Global Head of Equities with the rationale of such vote being recorded in writing.
V. RECORD KEEPING
The Adviser is required to maintain records related to proxy voting statements received regarding client securities, records of vote’s casted, records of client requests for proxy information, and documents prepared Schroders that were material to making the decision on how to vote. These must be maintained in an easily accessible place for five years.

VI. DISCLOSURE
1.
The Adviser discloses in its Form ADV Part 2 that clients may contact the Client Service Representative in order to obtain the Proxy Voting Policy and information as to specific votes.
2.
A concise summary of this Proxy Voting Policy and Procedures is included in the Adviser’s Form ADV Part 2, and will be updated whenever these policies and procedures are updated.
VII. DUE DILIGENCE
The Chief Compliance Officer, along with the Compliance Department will periodically review a sample of proxy votes to determine whether those votes, acting through a third party, complied with policies and procedures. The Chief Compliance Officer may rely on reports provided by the Group Proxy Committee.
VIII. ANNUAL REVIEW
The Chief Compliance Officer, along with the Compliance Department shall review, no less frequently than annually, the adequacy of policies and procedures to ensure they continue to be reasonably designed to confirm that proxies are voted in the best interests of clients.

SCHRODERS US COMPLIANCE MANUAL: PROXY VOTING
EFFECTIVE February 2005, revised Sept 2011, March 2014, May 2019, April 2020

The following is an excerpt from Schroders’ Environmental, Social and Governance Policy for Listed Assets dated December 2020. The complete version of Schroders’ Environmental, Social and Governance Policy for Listed Assets is available on hartfordfunds.com.
Active Ownership
Effective and responsible active ownership has long been part of Schroders’ approach. It is essential to question and challenge companies about issues that we perceive may affect their value. As such, engagement and voting is integral to our investment process.
Share interests carry ownership rights and exercising those rights is an integral part of our overall investment process. The overriding principles in exercising these are to enhance returns for clients and to work in their best interests. Credit fixed income instruments less frequently have voting rights attached to them, but we will exercise the same processes in instances where these do arise.
Companies should act in the best interests of their owners, and must also have due regard for other stakeholders including lenders, employees, communities, customers, suppliers, regulators and the environment in order to have sustainable business models.
Our Stewardship Code Statement outlines our approach in this area in more detail for all of our international holdings. For Australia (SIMAL) and Japan there are local statements which apply for locally managed assets. All codes are publically available.
Company Engagement
Purpose
Companies are at the centre of our framework and we monitor their abilities to navigate stakeholder relationships.
Schroders firmly believe companies that are well governed, operate transparently, responsibly and sustainably will support the long-term health of the company and increase stakeholder value.
When engaging our purpose is to seek additional understanding, share our expectations or, where necessary, to seek change that will protect and enhance the value of investments for which we are responsible. The following four attributes are critical to the success of our engagement approach:
1 Knowledge: We leverage the knowledge of our analysts and portfolio managers to really understand which sustainability issues matter to a company’s long-term performance.
2 Relationships: We have built strong, long-standing relationships with the companies in which we invest, with our engagement history dating back to the year 2000.
3 Impact: The insight gained through engagement can directly influence the investment case
4 Incentive: We have the power to reduce or even sell out of a holding if engagement is unsuccessful, or the option to avoid investing at all.
We focus on issues material to the value of the company’s shares or debt instruments. These include a full range of stakeholder issues from employees, customers, and communities to the environment, suppliers regulators. The governance structure and management quality that oversee these stakeholder relationships are also a key focus for our engagement discussions.
These issues may be identified through our thematic research, company level- investment research, stakeholder scores within our proprietary tools or responding to controversies.
We prioritise our engagement activities based on the materiality of the issue and our exposure to the individual company, which is based on the absolute amount invested or percentage owned on an instrument.
Process
Our engagement activities are undertaken by our portfolio managers, fixed income and equity investment analysts and the Sustainable investment team. In the past few years, we have developed a number of new engagement tools to support our investors in undertaking their own engagements.
A company engagement generally begins with a process of enhancing our understanding of the company and helping the company to understand our position on the particular position on a topic. The extent to which we expect to effect change depends on the specific situation, the amount that we own and where we sit in the capital structure. We track engagement progress over time to ensure we can systematically monitor outcomes. Where we have engaged repeatedly and seen no meaningful progress, then we will escalate. This can include voting against management at a company’s annual general meeting (AGM).
Our mechanism for engagement typically involves one of the following methods which may vary by region:
– One-to-one meetings with company representatives (e.g. members of the Board including Board Committee chairs, senior executives, Investor Relations, managers of specialist areas such as a sustainability or environmental manager)
– Written correspondence;

– Phone calls;
– Discussions with company advisers and stakeholders;
– Voting;
– Collective engagement with other investors
– Events to educate companies or collaborate on new reporting frameworks
Transparency
Our engagement activities help to drive the sustainability agenda. Reporting on the outcome of all of our engagement activities is therefore key. We report on the number of engagements across the firm reflecting our full sphere of influence. This recognises the engagement undertaken not only by the dedicated sustainability team but also investment desk led engagements.
We also capture the influencing power of our voice through proxy voting and acknowledge how our involvement in industry bodies and public policy work also push the sustainability agenda at a market level. These efforts help to shape industry best practice, new governance norms and reporting practices. To acknowledge all these tools we have, and the scope of our influence, we report our engagements through a tiered structure within our quarterly and annual sustainable investment reports.
Voting: Coverage
We recognise our responsibility to make considered use of voting rights.
The overriding principle governing our approach to voting is to act in line with our fiduciary responsibilities in what we deem to be the interests of our clients.
We aim to support company management of investee companies; however, we will oppose management if we believe that it is in the best interests of our clients.
The majority of resolutions we target incorporate specific corporate governance issues which are required under local stock exchange listing requirements. This includes, but is not limited to:
– Approval of directors,
– Accepting reports and accounts
– Approval of incentive plans
– Capital allocation
– Reorganisations and mergers
We vote on both shareholder and management resolutions.
Our Corporate Governance analysts assess resolutions, applying our voting policy and guidelines (as outlined in this Environmental, Social and Governance Policy) to each agenda item. These analysts draw their own expertise as well as on external research, such as the Investment Association’s guidelines, the Institutional Shareholder Services (ISS), and public reporting.
Our own research is integral to our process and this is conducted by both our investment and ESG analysts. Corporate Governance analysts consult with the relevant financial analysts and portfolio managers to seek their view and better understand the corporate context, ensuring the company receives one voice from us.
The final decision will reflect what investors and Corporate Governance analysts believe to be in the best long term interest of their client.
In order to maintain the necessary flexibility to meet client needs, local offices of Schroders may determine a voting policy regarding the securities for which they are responsible, subject to agreement with clients as appropriate, and/or addressing local market issues. Both Japan and Australia have these.
Our Stewardship Code Statement outlines our approach in this area in more detail for all of our international holdings and is publicly available. Japan and Australia have additional statements reflecting their local regulatory requirements.
Voting: Operational
As active owners, we recognise our responsibility to make considered use of voting rights. It is therefore our policy to vote all shares at all meetings globally, except where there are restrictions that make it onerous or expensive to vote compared with the benefits of doing so (for example, share blocking practice whereby restrictions are placed on the trading of shares which are to be voted). In these cases we will generally not vote.
An example of this is in Australia for locally managed clients where SIMAL will not vote where we are excluded from doing so by the Corporations Act or other laws, or in cases of conflicts of interest or duty which cannot be resolved lawfully or appropriately.
We use a third party service to process all proxy voting instructions electronically. We regularly review our arrangements with these providers and benchmark them against peers.

Voting: Conflicts of Interest
Schroders accepts that conflicts of interest arise in the normal course of business. We have a documented Group wide policy, covering such occasions, to which all employees are expected to adhere, on which they receive training and which is reviewed annually. There are also supplementary local policies that apply the Group policy in a local context. More specifically, conflicts or perceived conflicts of interest can arise when voting on motions at company meetings which require further guidance on how they are handled. Outlined below are the specific policies that cover engagement and voting.
Schroders’ Corporate Governance analysts are responsible for monitoring and identifying situations that could give rise to a conflict of interest when voting in company meetings.
Where Schroders itself has a conflict of interest with the fund, the client, or the company being voted on, we will follow the voting recommendations of a third party (which will be the supplier of our proxy voting processing and research service).
Examples of conflicts of interest include (but are not limited to):
– where the company being voted on is a significant client of Schroders,
– where the Schroders employee making the voting decision is a director of, significant shareholder of or has a position of influence at the company being voted on;
– where Schroders or an affiliate is a shareholder of the company being voted on;
– where there is a conflict of interest between one client and another;
– where the director of a company being voted on is also a director of Schroders plc;
– where Schroders plc is the company being voted on.
Separation of processes and management between Schroder Investment Management and our Wealth Management division helps to ensure that individuals who are clients or have a business relationship with the latter are not able to influence corporate governance decisions made by the former.
If Schroders believes it should override the recommendations of the third party in the interests of the fund/client and vote in a way that may also benefit, or be perceived to benefit, its own interests, then Schroders will obtain the approval of the decision from the Schroders’ Global Head of Equities with the rationale of such vote being recorded in writing. If the third- party recommendation is unavailable, we will vote as we see is in the interests of the fund. If however this vote is in a way that might benefit, or be perceived to benefit, Schroders’ interests, we will obtain approval and record the rationale in the same way as described above.
In the situation where a fund holds investments on more than one side of the transaction being voted on, Schroders will always act in the interests of the specific fund. There may also be instances where different funds, managed by the same or different fund managers, hold stocks on either side of a transaction. In these cases the fund managers will vote in the best interest of their specific funds.
Where Schroders has a conflict of interest that is identified, it is recorded in writing, whether or not it results in an override by the Global Head of Equities.
Voting Client Choice/Delegating Authority
Given our focus on ESG integration and Stewardship with the aim of enhancing returns, we believe it is appropriate for clients to give voting discretion to Schroders.
Clients may elect to retain all or some discretion in relation to voting, engagement and/or corporate governance issues. In these cases we suggest such clients use an external voting service to vote their interests.
We welcome a dialogue with our clients on voting policy and its application
Disclosure
We believe transparency is an important feature of effective Stewardship.
We produce a public Quarterly Sustainable Investment Report on our ESG activities over the period for activities across the Schroders group. We report on the total number of engagements, the companies engaged with and this is broken down by region, type and sector. We also highlight engagement case studies after these have come to a close, as it is our view that ongoing engagement is most effective on a confidential basis.
On a monthly basis, at a Group level, we publish a public voting report which details shareholder proposals for companies during the period and how the votes were cast, including votes against management and abstentions, along with the rationale behind these decisions. We view the latter as significant votes.

As part of our reporting collateral, we also produce an Annual Sustainable Investment Report. This provides additional details on our stewardship activities, our ESG integration efforts across asset classes, thematic research reports, detailed case studies, engagement progress, voting highlights, our shareholder resolution voting record, our involvement in industry initiatives and collaborative engagements.
All of these reports above are available on our website: https://www.schroders. com/en/about-us/active-ownership/ sustainability-analysis-in-practice/;
Institutional clients receive a more specific report which includes their personal voting activity and more detailed information on the progress of company engagements that are ongoing.
Schroders obtains an independent opinion on our engagement and voting processes based on the standards of the AAF 01/06 Guidance issued by the Institute of Charted Accounts in England and Wales.
The value of investments and the income from them may go down as well as up and investors may not get back the amounts originally invested. All investments involve risks including the risk of possible loss of principal.
Stock Lending
We do not currently Stock Lend for our pooled funds.
Screening and Exclusions
We fully support the following international conventions:
– The Convention on Cluster Munitions (2008): prohibits the production, stockpiling, transfer and use of cluster munitions
– The Anti-Personnel Landmines Treaty (1997), also known as The Ottawa Treaty (1997): prohibits the production, stockpiling, transfer and use of anti- personnel landmines
– The Chemical Weapons Convention (1997): prohibits the use, stockpiling, production and transfer of chemical weapons
– Biological Weapons Convention (1975): prohibits the use, stockpiling, production and transfer of biological weapons.
We will not knowingly hold any security that is involved in the production, stockpiling, transfer and use of these weapons. We do not exclude those companies whose business activities or products only have the potential to be used for these purposes, or where these activities or products have not been undertaken or created with these uses in mind.
Schroders will apply this policy to all Schroders funds that we directly manage. On occasion there may be additional securities recognised by clients or local governments; these will be added to the Schroders group exclusion list for those relevant jurisdictions or specific mandates. These are publicly disclosed and available on our website: http://www.schroders. com/sustainability
We recognise that many investors hold views that their investments should not be associated with companies engaging in specific activities. We implement a wide range of negative screens and exclusions according to specific ethical exclusion criteria requested by our clients. We draw on a number of different data sources to ensue that their views are reflected in the most accurate way possible.
In addition to the firm wide restrictions outlined above, SIMAL also excludes nuclear weapons and tobacco for locally managed funds. The list of their restrictions can be found on their website.
Corporate Governance:
Our Core Principles
The following pages set out the corporate governance principles that we consider when determining how to vote. All are subject to the overriding principles that we will vote and act to enhance returns for clients and act in the best interests of clients.
Strategy, Performance, Transparency and Integrity
Strategic Focus
Companies must produce adequate returns for shareholders over the long term. Companies must also have due regard for other stakeholders including lenders, employees, communities, customers, suppliers, regulators and the environment in order to have viable business models that create value over the long term.
If a company is not making or will not make returns above the cost of capital, it should improve performance or consider returning capital to shareholders in a tax- efficient manner.
Shareholders’ Interests
We will oppose any proposal or action which materially reduce or damage shareholders’ rights.
Major corporate changes or transactions that materially dilute the equity or erode the economic interests or ownership rights of existing shareholders should not be made without the approval of shareholders.

With the exception of those that could reasonably be deemed insignificant, any transactions with related parties should not be made without prior independent shareholder approval. Where these are allowed to proceed, we expect these to be subject to proper oversight and regular review by the board.
Shareholders should be given sufficient and timely information about any voting proposal to allow them to make an informed judgement when exercising their voting rights.
Companies should provide secure methods of ownership of shares. Further, there should be no unreasonable restrictions on the transfer of shares.
Reporting
The annual report and accounts of companies should be properly prepared, in accordance with relevant accounting standards.
Companies must communicate clearly with investors. This obligation extends to producing quality accounts and communicating timely and relevant information. Transparency, prudence and integrity in the accounts of companies are factors which are highly valued by investors.
Auditors
Audits provide a valuable protection to investors across the capital spectrum and should ensure the integrity of accounts.
In order to provide objectivity and a robust assessment of the accounts, the auditors should be independent.
Where independence is compromised or perceived as being compromised due to a conflict of interest, a firm’s suitability as auditor will be called into question.
Independence may be compromised, for example, where the level of non-audit work is excessive or inappropriate or where the auditors or relevant individuals have a connection with the company. The tenure of an auditor should also be assessed to ensure rotation for independence.
Internal Controls
The level of risk a company faces and the way a company manages those risks can have a significant effect on a company’s value and viability. We understand and recognise that risks must be taken.
However, risks must be recognised and managed. Linked to this, internal controls should be in place to ensure a company’s managers and board are aware of the state of the business
Boards and Management
Status and Role
The boards of the companies in which our clients’ monies are invested should consider and review, amongst other things, strategic direction, the quality of leadership and management, risk management, relationships with stakeholders, the internal controls, the operating performance and viability of those companies. Above all, they should be focused on the long term sustainable generation of value.
Board members must be independent, competent and have relevant expertise.
The board of directors, or supervisory board, (as an entity and each of its members as individuals) should be accountable to shareholders.
The discharge or indemnification of a board or management will not normally be supported where we are aware of outstanding issues or have concerns regarding that board or company.
Every member of the board should stand for re-election by shareholders no less than every three years. We generally only support yearly elections.
Companies should disclose sufficient biographical information about directors and commit to regular board evaluations to enable investors to make a reasonable assessment of the value they add to the company.
Board members should have enough time to devote to the role so that they can effectively discharge their duties. Members with multiple external appointments will be deemed over-boarded.
Board Leadership
Our preference is for leadership of the board and leadership of the company to be separate. This reflects the important role the board plays in oversight and challenge of the senior management team. Where the Chairman and CEO are not separate there should be a Lead Independent Director identified to act an effective conduit for shareholders to raise issues.

Board Structure
Boards should consider the diversity and balance of the board:
– The board should be balanced, such that no group dominates the board or supervisory body.
– There should be a material number of genuinely independent non-executive directors on the board or supervisory body.Companies and boards should be able to demonstrate that they are diverse organisations across gender, ethnicity, sexuality and thought. As well as monitoring board diversity, the board should be monitoring the internal pipeline of talent and the wider workforce using these metrics
Board gender diversity is one of the most transparent metrics that we currently have on a global basis. We actively vote against individuals on boards that are not making enough progress on this area to hold them accountable.
Independent non-executives can give shareholders a degree of protection and assurance by ensuring that no individual or non-independent grouping has unfettered powers or dominant authority. Independence is assessed on a case by case basis, but generally, after nine years we will no longer classify board members as independent. However, the issue of independence is not, of itself, a measure of an individual’s value or ability to contribute as a board member
Board Performance
The process for selecting, refreshing and retaining board members should be transparent, robust and rigorous and ensure that the make up of the board remains appropriate and dynamic, with a particular emphasis on individuals with business success.
Boards should regularly undertake a review of their performance. A review of performance must not be an academic exercise. Any review should seek to consider the performance of individuals and the board as a whole. It will also be appropriate to ensure that the skills in the boardroom are appropriate given the future strategic direction of the company.
Any issues identified should be resolved through, if necessary, operational changes or changes of personnel. We advocate an ongoing process of board refreshment. A variety of tenures will ensure that different perspectives are brought to discussions and ensure orderly succession.
We will oppose directors and may seek their replacement where the leadership of an organisation is not sufficiently objective or robust in reviewing performance.
Committees
Boards should appoint an audit committee and a remuneration committee, ideally with a majority of independent non- executive board members.
Succession Planning
The success of a company will be determined by the quality and success of its people, in particular the senior leadership team. Boards should develop short, medium and long term succession plans for senior management and keep these updated.
The internal pipeline of talent should be monitored and benchmarked on a regular basis. We expect this pipeline to be a diverse one.
Boards have an important role in assessing management’s performance and holding them to account. It is important that companies which fail to achieve a satisfactory level of performance should review the performance of senior executives. It is an inevitable part of any organisation that there will be changes of staff – people might not have, or no longer have, the right skills, abilities or attitude to properly and successfully fulfil or continue in their role. This applies at all levels in an organisation.
It is equally important that boards ensure that companies are managed to achieve long term success. Boards need to consider the implications of strategy in this light and discuss the impact of decisions on timeframes beyond a single CEO’s tenure.
The board should ensure that it too is subject to rigorous succession planning and skills-based assessment. They should regularly seek to appoint new non- executive directors.
Capital
Efficient Use of Capital
Companies should earn a return on capital that exceeds the company’s weighted average cost of capital.
Companies should have efficient balance sheets that minimise the cost of capital, with an appropriate level of gearing which recognises the significant risks attaching to debt across the cycle.
Where companies cannot or will not use capital efficiently, they should consider returning the capital to shareholders: the capital may then be allocated to investments earning an appropriate return.
Capital should not be used for value-destroying acquisitions.

Issuing Shares
Companies should not propose general authorities to allow unlimited or substantial capital authorisations or blank cheque preferred stock.
The creation of different classes of equity share capital must be fully justified.
Pre-emption Rights
Pre-emption rights are a key investor protection measure. For our UK holdings we ask that companies follow the Statement of Principles issued by the Pre- emption Group.
We recognise that in some instances it is appropriate for companies to have a certain amount of flexibility to issue shares for cash without offering them first to shareholders on a pre-emptive basis.
Accordingly, authorities to issue shares non-pre-emptively should not exceed recognised market guidelines or practice or, in the absence of guidelines or a recognised practice, an overall limit of 10%.
We will consider powers to issue shares on a non-pre-emptive basis in excess of these limits, where a company can provide a reasoned case that the issue of shares on a non-pre-emptive basis (whether directly or, for example, through the issue of convertible bonds or warrants or for vendor placings) would be in the best interests of existing shareholders.
Share Voting Rights
Companies should provide strong arguments to justify the introduction or maintenance of equity shares with special voting rights, golden shares or other split capital structures.
Executive Remuneration
In considering the pay arrangements of senior executives at companies, we are concerned with the structure of total compensation and to ensure that potential rewards are aligned with shareholder interests.
We recognise the value of high-calibre executives and note that in order to hire the best individuals, it is necessary for companies to pay at levels which allow them to compete in the market to recruit successful executives. However, the existence of this effect does not justify unwarranted transfers of value to executives. It follows that where individuals have failed, their continuation in the role should be reviewed and, if necessary, they should be removed.
In formulating proposals, remuneration committees and boards should, in particular:
– Avoid creating arrangements or policies that could result in excessive dilution of shareholders’ interests or create excessive or unwarranted costs. It is expected that average dilution through the commitment to issue shares to directors, executives and employees would not exceed 1% per year;
– Link significant elements of total remuneration to genuine performance and in particular focused on the achievement of above average performance;
– Encourage significant share ownership amongst the executive team and look to widen share ownership throughout the organisation;
– Avoid arrangements that would encourage the destruction of shareholder value;
– Achieve an appropriate balance between long- and short-term elements of pay, with an emphasis on reward for sustainable longer-term performance;
– Avoid service contracts and provisions providing compensatory arrangements in excess of one year, except following appointment where for a limited time a longer period may be acceptable;
– Appoint remuneration committees consisting of independent non-executive directors. These committees should be responsible for determining and recommending to the board the pay policies in respect of executive directors and senior managers;
– Not re-price, adjust, or otherwise amend stock options and awards;
– Use financial and ESG metrics for measuring executive performance which focus on outcomes rather than inputs to potential corporate performance;
– Avoid complex scorecards of numerous performance measures, thereby diluting a focus on long term success for the company and shareholders;
– Focus long-term incentive arrangements for board members primarily on total corporate performance and only secondarily on areas of individual responsibility. Special incentive arrangements concerning specific ventures or projects may distort alignment with total corporate performance and shareholder returns.
– Long term incentives to be paid in shares which have a performance and vesting period of at least five years.

Environmental and Social Performance and Resolutions
We examine E&S performance and resolutions on a case by case basis according to the following framework.
1 Materiality
We view ESG practices as a proxy for management quality. We will focus on issues that are relevant to a company within the context of its sector and its relationship with stakeholders which enable a company to maintain its licence to operate.
2 Transparency
As investors, we support transparency as this helps us to better understand how companies are identifying and managing the ESG issues that impact their business.
3 Asymmetric knowledge
As active owners, we engage with companies to promote good environmental and social practices. However, we recognise that beyond the broad management systems and ESG issues, it is the company that has the day-to-day operational knowledge and expertise to manage these issues. We do not intend to micro-manage companies, but rather provide oversight and guidance on ESG practices.
4 Alignment with evolving ESG best practice
Through our voting and engagement, we encourage companies to move towards ESG best practice, whilst acknowledging sector and individual company differences.
5 Evidence of policy implementation and progress
Whilst transparency is key, we want re- assurance that the policies and practices published by companies are being implemented effectively. We want to see evidence of progress on mitigating ESG risks.
6 Responsible conduct
Whilst we encourage companies to move towards best practice we accept that with large, multinational companies there are occasionally E&S related controversies.
Where these do occur, we seek evidence that the company has understood the cause of the issue and has been pro- active in strengthening its management systems to ensure that probability of future controversies has been minimised.
Other Environmental & Social Issues
Climate
Limiting temperature rises to two degree above preindustrial levels or lower – in line with the commitments made through the Paris Accord – is among the most urgent and biggest challenges facing global economies and societies. We support efforts we believe will help achieve that goal.
Our analysis shows that climate change is a major structural challenge that will have a significant impact on the operating backdrop for the majority of companies and sectors. We believe that significant winners and losers will emerge based on how companies respond to this challenge. We support the Task Force on Climate Related Financial Disclosure (TCFD) and encourage companies to report against the key elements of this framework. We also look for membership of industry associations and lobbying groups to be aligned with corporate commitments on climate changes. We use our influence as investors through engagement and voting to push companies to prepare and demonstrate the efforts they take to address key climate risks. We will generally vote against directors at companies where we feel that climate change is a major risk and the boards cannot demonstrate publically that they are preparing sufficiently for it.
UN Global Compact (UNGC) violations: Human Rights, Labour Rights, Environment, Anti-corruption
We recognise the importance of companies respecting and protecting human rights, ensuring decent working conditions and upholding labour rights, promoting greater environmental responsibility and having robust anti-corruption measures and practices in place. As UNGC signatories we are committed to ensuring companies align their operations and strategies to the UNGC’s ten universally accepted principles. Through our ESG integration and active ownership process we take into consideration how companies are interacting with all their stakeholders (customers, suppliers, environment, regulators, employees and communities) and the contribution this might have (both negative and positive) to their long-term success. The UNGC principles are embedded within this framework. Our holistic approach goes beyond the ten principles and incorporate a broader range of issues. That analysis also informs our engagement with companies; where we consider companies’ business practices may be unsustainable we regularly engagement management teams to better understand their plans, and to promote more responsible behavior, and if we believe the action taken is not appropriate will vote against individual directors.

Biodiversity
The variety of plants and animals, and where they live – is critical for our everyday lives. It provides us with food, water, clean air, shelter and medicines. Loss of biodiversity and changes to ecosystems can increase the risk of infectious diseases in animals, plants and humans. We recognise that deforestations, changes in land use, increasing agricultural intensity, over-population, climate change and pollution contribute to biodiversity loss and we therefore take these factors into consideration in our ESG analysis of companies and engage with companies where we believe their practices are unsustainable.
Water use
Water is critical to human and ecosystem health, necessary in many industrial processes, indispensable in food and energy production, an important vehicle for disposing of wastes, and integral to many forms of recreation. While ~70% of the earth’s surface is covered in water, less than 1% of this is water available for consumption by people and business, and the supply of clean, fresh water is decreasing. At the same time, there is an increasing demand for water through agriculture, a growing global population and economic development. Supply side and demand side pressure means that water is increasingly becoming a material risk for companies that are struggling to source scarce, clean water.
Understanding and managing water risk may be fundamental to a company’s ability to continue as a going concern. As a result, the water intensity of companies’ operations, scarcity in the regions in which they operate and their strategies to manage their use all feature in our ESG analysis of companies. We also engage companies on water risk.
Taxation
Taxes are probably the clearest form of companies’ social contribution. They are reinvested by the state into society, providing vital public services. We believe it is important that companies behave responsibly and conduct their tax affairs in an open and transparent way. Responsible tax payment is reflected in the tools available to our analysts when examining ESG performances and is regularly included in our engagement with companies.
Oppressive regimes
These are commonly associated with systematic human rights abuses, and often an absence of the rule of law, a lack of freedom of expression and land rights abuses. Through our ESG integration and active ownership process we seek to understand whether companies operate or have supply chains in countries governed by oppressive regimes.
We comply with the sanctions regimes issued by the EU, the UN, Her Majesty’s Treasury (HMT), and the Office of Foreign Asset Control
Other Corporate Governance Issues
Takeover Bids
Takeovers are an important part of an efficient market. However, takeovers do not always create value for shareholders. Accordingly, each case will be judged on its merits. Factors considered will include the quality of a company’s management, the long-term prospects for the company’s share price and investors and, ultimately, whether the price offered should be accepted in the best interests of our clients.
Poison Pills and Takeover Defences Poison pill arrangements, takeover defences or other equivalent arrangements have as their purpose the benefit of management rather than the owners of the company and are frequently contrary to shareholder interests. Such arrangements should not be introduced and existing arrangements that have been put in place should be removed.
Company Constitutions
The documents defining the constitution of a company are key documents providing protection to the interests of shareowners. Any changes to these documents should be clearly justified.

Environmental, Social and
Governance Policy for Listed Assets
Schroder Investment Management Limited
1 London Wall Place, London EC2Y 5AU, United Kingdom Tel: +44 (0) 20 7658 6000
schroders.com
@schroders
Important information: For information purposes only. The views and opinions contained herein are those of the Sustainable Investment team, and may not necessarily represent views expressed or reflected in other Schroders communications, strategies or funds. This material is intended to be for information purposes only and is not intended as promotional material in any respect. The material is not intended as an offer or solicitation for the purchase or sale of any financial instrument.
The material is not intended to provide and should not be relied on for accounting, legal or tax advice, or investment recommendations. Reliance should not be placed on the views and information in this document when taking individual investment and/or strategic decisions. Past performance is not a guide to future performance and may not be repeated. The value of investments and the income from them may go down as well as up and investors may not get back the amounts originally invested. All investments involve risks including the risk of possible loss of principal. Information herein is believed to be reliable but Schroders does not warrant its completeness or accuracy. Some information quoted was obtained from external sources we consider to be reliable. No responsibility can be accepted for errors of fact obtained from third parties, and this data may change with market conditions. This does not exclude any duty or liability that Schroders has to its customers under any regulatory system. Regions/ sectors shown for illustrative purposes only and should not be viewed as a recommendation to buy/sell. The opinions in this document include some forecasted views. We believe we are basing our expectations and beliefs on reasonable assumptions within the bounds of what we currently know. However, there is no guarantee than any forecasts or opinions will be realised. These views and opinions may change. To the extent that you are in North America, this content is issued by Schroder Investment Management North America Inc., an indirect wholly owned subsidiary of Schroders plc and SEC registered adviser providing asset management products and services to clients in the US and Canada. For all other users, this content is issued by Schroder Investment Management Limited,
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APPENDIX B: CREDIT RATINGS
The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business. With respect to Funds sub-advised by Wellington Management Company LLP (“Wellington Management”), the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s but BB by Standard & Poor’s Global Ratings Services (“S&P Global Ratings”) or Ba by Moody’s Investor Services, Inc. (“Moody’s”) and BB by S&P Global Ratings but B by Fitch, Inc. (“Fitch”), Wellington Management will determine whether a particular security or loan is considered investment grade or below-investment grade for each of the Fund’s portfolios, except World Bond Fund, as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used. With respect to the World Bond Fund, Wellington Management will determine whether a particular security or loan is considered investment grade or below-investment grade as follows: (a) if all three credit rating agencies have rated a security or loan the highest credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the highest credit rating is used.
LONG-TERM CREDIT RATINGS:
MOODY’S
Aaa –– Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –– Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A –– Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa –– Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –– Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B –– Obligations rated B are considered speculative and are subject to high credit risk.
Caa –– Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca –– Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –– Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
S&P GLOBAL RATINGS
AAA –– An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA –– An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A –– An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C –– Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB –– An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B –– An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC –– An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C –– An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D –– An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
SHORT-TERM CREDIT RATINGS:
MOODY’S
P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P GLOBAL RATINGS
A-1 –– A short-term obligation rated ‘A–1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 –– A short-term obligation rated ‘A–2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 –– A short-term obligation rated ‘A–3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B –– A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C –– A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D –– A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
RATING OF MUNICIPAL OBLIGATIONS:
S&P GLOBAL RATINGS
MUNICIPAL NOTES

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations:
1. Amortization schedule - - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
2. Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Municipal Short-Term Note Ratings are as follows:
SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 - Speculative capacity to pay principal and interest.
D - 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
MOODY’S
SHORT-TERM OBLIGATION RATINGS
Moody’s uses the Municipal Investment Grade (MIG) scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
DEMAND OBLIGATION RATINGS
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

DUAL RATINGS:
S&P Global Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
INTERNATIONAL LONG-TERM CREDIT RATINGS:
FITCH
International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet these commitments using a globally applicable scale. As such, both foreign currency and local currency international ratings are internationally comparable assessments.
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity's relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ’AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a 'C' category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or their agent of a distressed debt exchange;
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD: Restricted default. ‘RD' ratings indicate an issuer that in Fitch’s opinion has experienced:
a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but

b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c. has not otherwise ceased operating. This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D' ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.
Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.
INTERNATIONAL SHORT-TERM CREDIT RATINGS:
FITCH
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. A long-term rating can also be used to rate an issue with short maturity. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

APPENDIX C: CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS
As of February 1, 2021, to the knowledge of each Company’s management, except for Class I shares of Climate Opportunities Fund, Class I shares of Global Impact Fund and Class Y shares of Global Impact Fund, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund. As of February 1, 2021, the directors and officers of each Company, as a group, owned approximately 7.62%, 1.43%, and 3.77% of the outstanding shares of Class I shares of Climate Opportunities Fund, Class I shares of Global Impact Fund and Class F shares of Global Impact Fund, respectively. As of February 1, 2021, to the knowledge of a Fund, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of a class of a Fund:
FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
BALANCED INCOME FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			6.25%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA					7.24%			5.26%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS DES MOINES IA					5.45%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	48.53%	6.18%							91.47%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						8.25%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				37.17%	24.83%
JOHN HANCOCK LIFE INSURANCE CO USA BOSTON MA							10.51%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		6.73%	9.64%
MASSACHUSETTS MUTUAL INSURANCE COM SPRINGFIELD MA							20.57%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA				44.54%	16.28%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			12.91%			14.29%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		8.26%	12.15%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.58%	7.37%	8.34%		6.48%	7.61%	29.54%	35.16%
PERSHING LLC JERSEY CITY NJ	5.24%	8.11%	8.39%					33.13%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST BENCHMARK ELECTRONICS INC ANGLETON TX						26.35%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST DEFERRED COMPENSATION PLAN FOR NEW CITY NY						9.51%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		9.01%	12.93%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA					8.12%
THE HARTFORD HARTFORD CT							10.64%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	8.95%	31.49%	13.32%
BALANCED RETIREMENT FUND
ASCENSUS TRUST COMPANY FBO CAR STAT LLC INDIVIDUAL 401K FARGO ND					19.06%
ASCENSUS TRUST COMPANY FBO MOONLIGHT PAINT- ING 401K PLAN ASCENSUS TRUST COMPANY FARGO ND					21.23%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
ASCENSUS TRUST COMPANY FBO THG LLC 401K FARGO ND					35.02%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA									45.15%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	27.93%								31.72%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA							100.00%		5.48%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				63.08%
ICMA RETIREMENT CORPORATION WASHINGTON DC						99.83%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	8.13%	18.31%	14.63%
MARIL & CO FBO C/O RELIANCE TRUST COMPANY MILWAUKEE WI								26.01%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA				14.88%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL	5.75%				16.55%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			6.36%	6.20%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	7.40%	12.00%	9.72%					33.40%
PERSHING LLC JERSEY CITY NJ	8.09%	7.16%	5.54%					27.72%	16.22%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	5.95%	16.68%	21.25%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE								9.65%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			14.37%
UMB BANK NA CUST FBO PLANMEMBER CARPINTERIA CA				8.60%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.06%	11.82%	12.07%
CAPITAL APPRECIATION FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA								5.46%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		6.58%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	38.36%	5.97%							26.84%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO							6.93%
HARTFORD CHECKS AND BALANCES FUND WAYNE PA									64.80%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT					5.06%	21.35%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				48.31%	31.82%	42.76%
ICMA RETIREMENT CORPORATION WASHINGTON DC						13.42%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		8.44%	5.83%
MASSACHUSETTS MUTUAL INSURANCE COM SPRINGFIELD MA							19.29%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA				5.78%	8.26%
MATRIX TRUST COMPANY CUST FBO HSA BANK DENVER CO							13.99%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
MATRIX TRUST COMPANY CUST FBO HUDSON COOK, LLP 401(K) PLAN DENVER CO							12.97%
MID ATLANTIC TRUST COMPANY FBO DAVENPORT ASSOCIATES INC 401(K) PR PITTSBURGH PA							5.53%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			12.09%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			8.45%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.84%	6.99%	7.50%					35.74%
NATIONWIDE TRUST COMPANY FSB FBO PARTICIPAT- ING RETIREMENT PLANS NTC-PLNS C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH								40.00%
PERSHING LLC JERSEY CITY NJ	6.41%	12.19%						8.33%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		10.15%	11.90%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA					5.95%	7.42%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA					14.81%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA					5.83%
THE HARTFORD HARTFORD CT							21.82%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			15.21%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	7.45%	17.55%	17.46%
CHECKS AND BALANCES FUND
ASCENSUS TRUST COMPANY FBO FARGO ND						10.19%
ASCENSUS TRUST COMPANY FBO RDP CONSULTING 401K ASCENSUS TRUST COMPANY FARGO ND					22.86%
CAPITAL BANK & TRUST CO TTEE FBO STARLINE INC RETIREMENT PLAN C/O FASCORE LLC GREENWOOD VLG CO					14.58%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA									72.57%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	50.10%	13.15%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						28.34%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT					19.50%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				63.80%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		10.67%	15.57%		9.95%
TTTEE STUTTGART MED CLINIC LTD PSP C/O FASCORE LLC GREENWOOD VLG CO					13.92%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	7.77%	10.91%	20.96%						9.25%
PERSHING LLC JERSEY CITY NJ	8.88%	10.99%	11.86%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		7.41%	24.55%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						51.80%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE			5.56%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.22%	10.33%	6.29%
CLIMATE OPPORTUNITIES FUND
ASCENSUS TRUST COMPANY FBO MONKEYBRAINS 401(K) PLAN FARGO ND					36.48%
ATTN MUTUAL FUND ADMIN C/O STATE STREET BANK SEI PRIVATE TRUST COMPANY OAKS PA			7.81%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA	9.21%							71.11%
[NAME REDACTED] IND (K) SNOQUALMIE WA					6.51%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	58.94%	48.74%							50.36%
HARTFORD FUNDS MANAGEMENT COMPANY* WAYNE PA				99.99%	56.68%	100.00%	98.93%		41.80%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNTS SAN DIEGO CA		5.34%	6.30%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	13.36%		43.11%
PERSHING LLC JERSEY CITY NJ		25.29%	25.36%					24.79%
SCHRODER US HOLDINGS INC NEW YORK NY									6.69%
CONSERVATIVE ALLOCATION FUND
[NAME REDACTED] IND (K) GRIMES IA		5.87%
ASCENSUS TRUST COMPANY FBO REK CONSULTING 401K PLAN FARGO ND					5.58%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	40.16%	10.14%
[NAME REDACTED] WOLCOTT CT			8.75%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA									7.99%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT					66.00%	13.27%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				86.02%	18.05%	78.03%
IRA FBO PERSHING LLC AS CUSTODIAN KEISER AR									7.78%
IRA FBO PERSHING LLC AS CUSTODIAN JONESBORO AR									37.88%
IRA FBO PERSHING LLC AS CUSTODIAN JONESBORO AR									10.58%
IRA FBO PERSHING LLC AS CUSTODIAN JONESBORO AR									35.78%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		6.57%	14.89%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	11.70%		10.21%
PERSHING LLC JERSEY CITY NJ	5.34%	13.53%	6.61%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		8.43%	12.49%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA						8.70%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO			23.85%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			5.49%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		21.12%	6.40%
CORE EQUITY FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			8.12%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA	6.06%						6.01%	30.26%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK DES MOINES IA							5.22%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	39.98%								62.16%
FIIOC TTEE GLACIER BANCORP INC PROFIT SHARING AND 401K PLAN COVINGTON KY						5.29%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO					5.23%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA					13.24%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY									18.29%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		7.50%	10.20%
MINNESOTA LIFE INSURANCE COMPANY SAINT PAUL MN						5.16%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL		5.23%	8.06%			13.95%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		13.28%	10.42%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	8.57%	7.73%	12.31%			51.83%	12.04%	13.70%
PERSHING LLC JERSEY CITY NJ	5.56%	8.43%	17.55%					23.37%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST ALAMEDA COUNTY 457(B) DEFERRED TREASURER'S OFFICE OAKLAND CA							12.05%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST CHEROKEE HEALTH SYSTEMS INC TALBOTT TN				6.68%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		12.85%	16.06%
SAXON & CO. FBO CLEVELAND OH								5.46%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				33.46%	19.43%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT					7.39%		19.00%
VOYA INSTITUTIONAL TRUST COMPANY FBO LOUISIANA HEALTH GRP 401K PLAN BRAINTREE MA					7.10%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	6.42%	21.24%	6.01%
DIVIDEND AND GROWTH FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA			16.50%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA					7.60%		12.66%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		5.49%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	63.04%	10.75%							65.52%
THE HARTFORD CHECKS AND BALANCES FUND WAYNE PA									16.35%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				43.76%	20.02%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		9.77%	6.91%
MAC&CO ATTN MUTUAL FUND OPERATIONS FBO PB&T PITTSBURGH PA							6.38%
MASSACHUSETTS MUTUAL INSURANCE COM SPRINGFIELD MA							5.90%
MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY HALL, RENDER, KILLIAN, HEATH & LYM FOLSOM CA					5.62%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL					18.41%	59.60%	5.20%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			30.59%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		8.10%	9.41%			5.65%	16.43%	24.91%
PERSHING LLC JERSEY CITY NJ		12.59%	7.70%					7.25%
PRUDENTIAL BANK AND TRUST FBO EDWARD JONES HARTFORD CT								28.79%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		11.11%	7.46%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA						11.54%	9.71%
SEI PRIVATE TRUST COMPANY C/O TRUIST ID OAKS PA								6.77%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				13.24%	15.37%
THE HARTFORD HARTFORD CT							5.43%
TIAA, FSB CUST/TTEE FBO GRANDFATHERED HF FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS SAINT LOUIS MO						14.93%
VANGUARD FIDUCIARY TRUST CO FBO VARIOUS RETIREMENT PLANS VALLEY FORGE PA								6.16%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		14.30%	6.05%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									10.20%
EMERGING MARKETS EQUITY FUND
C/O TIAA-SWP SEI PRIVATE TRUST COMPANY OAKS PA									97.31%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	28.38%	7.93%
FIIOC FBO SOUTHWORTH CHEVROLET INC RETIRE- MENT PLAN COVINGTON KY					8.12%
GOLDMAN SACHS & CO C/O MUTUAL FUND OPS SALT LAKE CITY UT								19.03%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
LINCOLN RETIREMENT SERVICES COMPANY FBO MJHS 403B PLAN FORT WAYNE IN						78.68%
LINCOLN RETIREMENT SERVICES COMPANY FBO MJHS PENSION PLAN FORT WAYNE IN						17.20%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		12.66%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC FRANK P CROSSIN AGNCY INC PSP & TS DENVER CO							6.56%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC PLAINS TOWNSHIP FIREMEN'S PENSION PLAN DENVER CO							14.45%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC WILLIAMSPORT MUNICPL WATER AUTH DENVER CO							8.30%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC WILLIAMSPORT SANITARY AUTHORITY DENVER CO							10.42%
MATRIX TRUST COMPANY CUST FBO EMPLOYEE PROPHET RETIREMENT ACCOUN DENVER CO				11.02%
MID ATLANTIC TRUST COMPANY FBO BAKER & GILMOUR, MD PA 401(K) PROF PITTSBURGH PA							8.38%
MID ATLANTIC TRUST COMPANY FBO MEASUREMENT DRIVEN REHABILITATION PITTSBURGH PA							8.76%
MID ATLANTIC TRUST COMPANY FBO PAN-PACIFIC HOLDINGS CORPORATION PITTSBURGH PA							27.15%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	50.59%	7.19%	58.21%
PERSHING LLC* JERSEY CITY NJ		10.30%						75.94%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		14.54%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				78.40%	82.61%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE			17.98%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			12.58%
EMERGING MARKETS LOCAL DEBT FUND
CAPINCO MILWAUKEE WI								5.29%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS* SAN FRANCISCO CA								39.01%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	40.26%								97.18%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA				100.00%	24.97%	46.46%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.82%	37.13%	42.36%
MATRIX TRUST COMPANY TRUSTEE FBO LEVINE LAW GROUP 401(K) PLAN DENVER CO						53.54%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		7.78%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST* JERSEY CITY NJ	5.52%	6.07%	14.21%					49.59%
PERSHING LLC JERSEY CITY NJ	14.63%
RELIANCE TRUST CO FBO CITY NATIONAL BANK FL C/C ATLANTA GA			6.73%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ	5.76%	24.37%	12.89%		75.03%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	9.76%	10.52%	12.21%
EQUITY INCOME FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA						14.59%		20.46%
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TTEE WAYNE PA									6.93%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS DES MOINES IA						6.30%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS DES MOINES IA					7.16%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK DES MOINES IA						6.34%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	67.40%	5.93%							63.41%
FIIOC FBO JIM KOONS MANAGEMENT COMPANY, INC. COVINGTON KY						14.49%
FIIOC FBO MERCURY EMPLOYEES RETIREMENT INVESTMENT TRUST COVINGTON KY						5.59%
FIIOC FBO SHEEHY ORGANIZATION 401K RETIRE- MENT PLAN COVINGTON KY						5.59%
FIIOC TTEE FBO RUDOLPH TECHNOLOGIES INC 401K SAVINGS PLAN COVINGTON KY								6.08%
THE HARTFORD GROWTH ALLOCATION FUND WAYNE PA									6.50%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				47.32%	20.41%
JOHN HANCOCK LIFE INSURANCE COMPANY (USA) BOSTON MA							6.14%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		10.11%	27.18%
MASSACHUSETTS MUTUAL INSURANCE COM SPRINGFIELD MA							8.20%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA				9.58%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			5.12%		26.43%	8.15%	10.87%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			7.19%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		11.42%	16.13%			10.02%	18.15%	24.69%
PERSHING LLC JERSEY CITY NJ		11.94%	8.33%					8.40%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		12.25%	15.04%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA					5.95%		6.97%
THE HARTFORD HARTFORD CT							5.50%
THE OZARK TRUST COMPANY LITTLE ROCK AR								10.39%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT				5.18%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		23.92%	7.65%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									12.47%
FLOATING RATE FUND
C/O FASCORE LLC COMFORT WINDOWS CO INC GREENWOOD VLG CO						5.04%
C/O BMO HARRIS SWP SEI PRIVATE TRUST COMPANY OAKS PA									33.42%
C/O FROST BANK TRUST DEPT MUIR & CO SAN ANTONIO TX			5.66%
C/O UNION BANK SEI PRIVATE TRUST COMPANY FBO OAKS PA								7.63%
C/O FASCORE LLC GREENWOOD VLG CO				6.44%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA									5.11%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA			9.30%					33.84%
FBO INPRO INSURANCE GROUP INC 401K PSP C/O FASCORE LLC GREENWOOD VLG CO					21.33%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	13.38%								13.71%
FIIOC FBO RINGER, HENRY, BUCKLEY & SEACORD PA 401K SVGS PLN COVINGTON KY						20.71%
ING LIFE INSURANCE AND ANNUITY COMPANY WINDSOR CT								6.08%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.34%	10.30%		20.64%
MID ATLANTIC TRUST COMPANY FBO KENTEX CORPORATION 401 K PLAN PITTSBURGH PA				6.86%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL	9.30%		18.63%		25.90%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	13.59%	6.14%	10.70%	23.36%
MORI & CO KANSAS CITY MO									23.36%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	8.91%	9.94%	9.04%					15.15%	14.78%
PAI TRUST COMPANY INC GEORGE H MCCRIMLISK & COMPANY DE PERE WI					10.16%
PERSHING LLC JERSEY CITY NJ	7.22%	9.54%	6.23%					8.38%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	5.99%	7.65%	7.28%
FBO ALLERGY & ASTHMA ASSOC OF PITTSBRG C/O FASCORE LLC GREENWOOD VLG CO					9.18%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE								5.99%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ		8.30%	8.30%
VALLEE & CO FBO C/O RELIANCE TRUST COMPANY ATTN: MF MILWAUKEE WI						8.39%
WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA								9.57%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	10.61%	25.07%	9.36%
FLOATING RATE HIGH INCOME FUND

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
ASCENSUS TRUST COMPANY FBO IND K FARGO ND				8.83%
C/O UNION BANK SEI PRIVATE TRUST COMPANY FBO OAKS PA								7.88%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA									16.51%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA								30.56%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		7.83%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	27.77%	6.15%							83.20%
FIIOC FBO GEORGE WASHINGTON MEMORIAL PARK PROFIT SHARING 401 (K) PLAN COVINGTON KY					9.36%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO						84.21%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	12.54%	16.71%	5.89%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. OZARK SCHOOL DISTRICT #14 (AR) DENVER CO				14.00%
MG TRUST COMPANY CUST. FBO NORTH VALLEY HEALTH CENTER 403(B) DENVER CO				7.47%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL				63.80%	71.77%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		11.58%	19.55%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST* JERSEY CITY NJ	11.38%	7.03%	42.90%					10.40%
PERSHING LLC JERSEY CITY NJ		7.99%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	5.47%	13.31%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE	5.47%		8.26%					46.21%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ		15.70%	6.93%		16.01%
GLOBAL IMPACT FUND
CAPINCO C/O US BANK NA MILWAUKEE WI			5.17%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA								5.31%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA								17.56%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	23.43%	10.48%							82.05%
EQUITABLE TRUST COMPANY NASHVILLE TN									7.64%
FIIOC FBO DERIVE TECHNOLOGIES LLC 401K PLAN COVINGTON KY					23.67%
FIIOC FBO REVHEALTH 401K PS PLAN COVINGTON KY						8.26%
FIIOC FBO WEST HERR EMPLOYEES RETIREMENT PLA COVINGTON KY						34.46%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO								6.73%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				65.94%	52.26%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.03%	8.45%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA				14.18%	10.15%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. TOWNSHIP HIGH SD #113 (IL) 403(B) DENVER CO				7.47%
MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY THE ADS GROUP 401(K) PLAN FOLSOM CA						21.25%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST* JERSEY CITY NJ			59.67%				96.13%	57.10%	10.25%
PAI TRUST COMPANY, INC. DUSTIN W. CLARK 401(K) P/S PLAN DE PERE WI						27.82%
PERSHING LLC JERSEY CITY NJ	5.20%	6.08%						7.44%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		8.50%
UBS WM USA OMNI ACCOUNT M/F ATTN DEPART- MENT MANAGER WEEHAWKEN NJ		5.81%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			5.25%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			7.90%
GLOBAL REAL ASSET FUND
ASCENSUS TRUST COMPANY FBO CTB ENTERPRISES 401K FARGO ND				15.25%
ASCENSUS TRUST COMPANY FBO 401K PLAN FARGO ND					59.75%
ASCENSUS TRUST COMPANY FBO IND K ASCENSUS TRUST COMPANY FARGO ND				41.45%
ASCENSUS TRUST COMPANY FBO INDIVIDUAL K FARGO ND				24.36%
CAPINCO C/O US BANK NA MILWAUKEE WI			16.26%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA			22.23%					15.14%
COMERICA BANK FBO DINGLE DETROIT MI								13.71%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	51.03%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA						5.96%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY			17.19%					18.46%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		12.74%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. BROOKHAVEN-COMSEWOGUE UFSD 403B DENVER CO						12.60%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. EAST QUOGUE UFSD (NY) 403(B) PLAN DENVER CO						5.80%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. EASTPORT-SOUTH MANOR CSD (NY) 403B DENVER CO						12.05%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. ROCKY POINT UFSD (NY) 403(B) PLAN DENVER CO						7.59%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. SOUTHAMPTON PUBLIC SCHOOLS (NY) DENVER CO						17.13%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. WESTHAMPTON BEACH UFSD (NY) 403(B) DENVER CO						26.45%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL					35.86%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		9.58%	6.33%					17.76%
PERSHING LLC JERSEY CITY NJ	9.24%	30.81%	10.18%
PRAYED TO BE FRAMED INC TRUSTEE IND (K) HAZELWOOD MO				13.37%
[NAME REDACTED] KAMUELA HI			5.36%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO			5.30%
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS CHARLOTTE NC								14.98%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		17.70%	5.87%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST* WAYNE PA									98.15%
GROWTH ALLOCATION FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			5.54%
ASCENSUS TRUST COMPANY FBO PRUST 401K FARGO ND					14.27%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA			6.84%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA									74.23%
SIMPLE IRA-PERSHING LLC CUST MARMADUKE AR									7.44%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	25.36%	5.41%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT					6.94%	64.24%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				86.28%	62.86%	35.74%
IRA PERSHING LLC AS CUSTODIAN ROTH ACCOUNT JONESBORO AR									9.26%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.06%	11.09%	12.21%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	8.59%		17.18%
PERSHING LLC JERSEY CITY NJ	5.40%	5.69%	5.93%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			25.18%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA					9.51%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		9.39%	13.13%
GROWTH OPPORTUNITIES FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA						8.04%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	27.87%	5.66%							77.82%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
FIIOC FBO BRAGG INVESTMENT COMPANY INC 401(K PS PLAN COVINGTON KY					8.61%
FIIOC FBO CLEAN ENERGY 401K PLAN COVINGTON KY						25.04%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						10.22%	6.76%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				43.07%	47.58%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		15.91%	28.47%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA							12.64%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL		7.23%	19.52%		6.71%	7.88%	6.97%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			5.70%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		6.55%	7.97%			5.53%		14.57%
PERSHING LLC JERSEY CITY NJ		9.55%	6.65%			8.86%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST LENDMARK 401K PLAN COVINGTON GA							7.59%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST EDWARD D JONES & CO PROFIT SAINT LOUIS MO								59.25%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		8.66%	7.73%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA						5.76%	19.68%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				17.48%	8.35%		5.92%
THE HARTFORD HARTFORD CT							18.17%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		19.47%	7.78%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									8.42%
HEALTHCARE FUND
CAPITAL BANK & TRUST COMPANY TTEE F US RENAL CARE INC PROFIT SHARING P GREENWOOD VLG CO					12.86%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA									5.31%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	36.57%	13.19%							10.95%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				29.86%	21.55%
JOHN DEGRAND & SON INC TRUSTEE FBO JOHN DEGRAND & SON INC PSP GREENWOOD VLG CO							8.69%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.03%	12.87%	20.24%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA				8.05%
MATRIX TRUST COMPANY CUST FBO SLOAN ELECTRIC DENVER CO							8.56%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			9.08%		9.82%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.43%	8.56%	13.74%				33.80%	61.60%	76.95%
PERSHING LLC JERSEY CITY NJ	7.96%	14.20%	15.89%					25.55%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	7.12%	23.91%	19.46%
RELIANCE TRUST COMPANY CUST FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA							24.11%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA						70.90%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				45.50%	28.76%		8.27%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE								6.01%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		5.59%
HIGH YIELD FUND
FBO FOREFRONT INC 401(K) PROFIT SHARIN FAIR HAVEN NJ					21.69%
ASCENSUS TRUST COMPANY FBO 401K PLAN FARGO ND				6.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA								23.42%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		6.62%
CHEM-NUT INC TTEE FBO CHEM-NUT INC 401K PSP C/O FASCORE LLC GREENWOOD VLG CO						10.53%
[NAME REDACTED] WELLESLEY MA			5.72%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	58.86%								90.38%
FIIOC FBO ALTAMAHA BANK AND TRUST CO 401(K) PLAN COVINGTON KY					8.98%
FIIOC FBO WEASTEC INC RETIREMENT SAVINGS PLAN COVINGTON KY						24.06%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT					10.41%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE HARTFORD CT					11.04%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				22.91%	5.70%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA						42.25%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.33%	21.85%	5.66%
MID ATLANTIC TRUST COMPANY FBO EAGLES FLIGHT OF AMERICA INC. PITTSBURGH PA						6.73%
MID ATLANTIC TRUST COMPANY FBO ISOMETRIC COMPANIES INC 401(K) PITTSBURGH PA					23.06%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		5.45%	7.01%			11.82%		16.50%
PERSHING LLC JERSEY CITY NJ	8.21%	32.21%	41.95%					26.37%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			9.53%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA				33.04%	8.96%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO								13.41%
UMB BANK NA CUST SIMPLE IRA FBO MILFORD TX								5.72%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		11.86%	8.51%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									8.00%
INFLATION PLUS FUND
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TTEE WAYNE PA									28.84%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	26.39%								5.82%
FIIOC FBO READI SYSTEMS RETIREMENT SAVINGS PLAN COVINGTON KY						12.03%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT					8.86%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				88.50%	51.50%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA									6.20%
FBO BELL BROTHERS HEATING AND AIR MATHER CA						7.80%
JOHN HANCOCK LIFE INSURANCE COMPANY (USA) BOSTON MA						19.93%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		9.01%	5.62%
MID ATLANTIC TRUST COMPANY FBO BAYAREA HYPERBARICS 401(K) PROFIT PITTSBURGH PA						13.85%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL					6.94%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	6.23%		14.23%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.86%	7.79%	8.04%		5.38%	35.62%		21.19%
PERSHING LLC JERSEY CITY NJ	8.53%	22.71%	23.68%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		10.80%	10.44%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO			6.19%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			11.86%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	7.63%	14.00%	11.81%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									51.19%
INTERNATIONAL EQUITY FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA				21.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA			6.68%					8.68%	18.30%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS DES MOINES IA							29.88%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	41.78%	9.03%							72.75%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO							17.89%	14.11%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA							6.77%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		13.74%	12.61%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. STILLWATER ISD 403(B) PLAN DENVER CO					5.05%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL					5.13%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		5.06%	8.42%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		6.26%	9.15%		11.52%	81.90%	24.63%	19.61%
PERSHING LLC JERSEY CITY NJ	5.39%	11.18%	12.86%					24.89%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST UNITED REFRIGERATION INC PHILADELPHIA PA							9.28%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		8.41%	15.57%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				8.79%	8.45%			14.60%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE			5.38%
THE HARTFORD HARTFORD CT				43.94%	30.49%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			7.93%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT					8.71%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		12.16%	8.98%
INTERNATIONAL GROWTH FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO* MINNEAPOLIS MN			78.13%
ASCENSUS TRUST COMPANY FBO ALTERNATE SOLU- TIONS HEALTHCARE SYS FARGO ND					54.66%
CAPITAL BANK & TRUST CO TTEE FBO SOUTHLAND WINDOWS INC 401K RET SAV C/O FASCORE LLC GREENWOOD VLG CO				5.55%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA						12.84%		7.35%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		7.91%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	58.83%	10.59%							82.19%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO					13.68%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO							8.33%
THE HARTFORD GROWTH ALLOCATION FUND WAYNE PA									10.66%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA									5.89%
JC CAL COAST INC TRUSTEE IND (K) ATASCADERO CA					5.73%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC CTI HOSPITALITY INC 401K PLAN DENVER CO				7.51%
MID ATLANTIC TRUST COMPANY FBO FBO ALERUS EB ACCOUNTS PITTSBURGH PA							16.22%
MID ATLANTIC TRUST COMPANY FBO INTHOUGHT RESEARCH LLC 401(K) PROF PITTSBURGH PA				6.12%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL					13.69%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	7.89%	6.21%						58.38%
PERSHING LLC JERSEY CITY NJ		12.89%
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING MINNEAPOLIS MN		5.79%
RELIANCE TRUST COMPANY FBO CORBINS ELECT ATLANTA GA							25.61%
RELIANCE TRUST COMPANY FBO HOUSTON HARBAUGH ATLANTA GA							8.66%
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA				6.41%
C/O FASCORE SHELDON COMM VOLUNTEER FIRE DEPT GREENWOOD VLG CO				8.56%
STANDARD INSURANCE COMPANY PORTLAND OR						75.41%	17.81%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				26.00%		6.36%	10.89%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ		5.11%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		7.48%	13.32%
INTERNATIONAL OPPORTUNITIES FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA			6.29%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA					7.32%		5.16%	12.65%
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TTEE WAYNE PA									9.10%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS DES MOINES IA				8.01%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	71.97%	10.77%							59.72%
THE HARTFORD GROWTH ALLOCATION FUND WAYNE PA									5.38%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				30.98%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		5.15%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA				18.37%	5.37%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA					5.16%
MID ATLANTIC TRUST COMPANY FBO SENTRY LIFE INSURANCE COMPANY 401K PITTSBURGH PA							5.35%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL						12.64%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		9.55%	23.68%		17.57%	31.81%	28.29%	40.18%
NATIONWIDE TRUST COMPANY FSB FBO PARTICIPAT- ING RETIREMT PLANS (NTC-PLNS) C/O IPO PORTFOLIO ACCTING COLUMBUS OH						13.61%
PERSHING LLC JERSEY CITY NJ		13.28%	16.79%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		15.09%	10.72%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA							5.91%
STANDARD INSURANCE COMPANY PORTLAND OR								9.16%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				19.15%	20.09%
TIAA, FSB CUST/TTEE FBO GRANDFATHERED HF FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS SAINT LOUIS MO						5.35%
TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER SAINT LOUIS MO							11.68%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			11.89%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		15.88%	6.79%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									17.37%
INTERNATIONAL VALUE FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			29.14%
ASCENSUS TRUST COMPANY FBO ALAN OPTICAL LTD 401(K) PLAN FARGO ND					6.19%
ATTN MUTUAL FUND OPERATIONS MAC & CO PITTSBURGH PA									39.84%
ATTN MUTUAL FUND OPERATIONS MAC & CO PITTSBURGH PA							74.67%
ATTN MUTUAL FUND OPS MAC & CO PITTSBURGH PA									16.67%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA	23.02%							13.76%
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TTEE WAYNE PA									19.65%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS DES MOINES IA				75.06%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK DES MOINES IA				14.05%	8.75%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	28.92%								6.19%
GOLDMAN SACHS & CO C/O MUTUAL FUND OPS SALT LAKE CITY UT								44.97%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		6.51%		5.26%
MINNESOTA LIFE INSURANCE COMPANY SAINT PAUL MN						25.56%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL					34.83%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST* NEW YORK NY	17.07%		43.97%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		7.78%						15.48%	7.46%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENF OF OUR CUST JERSEY CITY NJ							18.97%
PERSHING LLC JERSEY CITY NJ	5.67%	21.44%	20.09%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST SPRINGFIELD CLINIC LLP 401(K) SPRINGFIELD IL						68.49%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		12.50%
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING MINNEAPOLIS MN		6.15%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA					46.81%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO		5.41%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ		6.04%
WELLS FARGO BANK NA FBO MCF - HARTFORD INT'L VALUE FUND MINNEAPOLIS MN								5.38%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		13.88%
MIDCAP FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA								16.53%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS DES MOINES IA				9.54%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK DES MOINES IA							5.97%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	51.93%	10.29%							72.50%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				17.97%
ING CORE MARKET RETIREMENT PLANS TRUSTEE ING NATIONAL TRUST BRAINTREE MA								5.05%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY									9.15%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		5.51%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA				7.22%	6.96%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL						9.51%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		6.08%	9.36%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		5.19%				15.73%	29.37%	31.34%
PERSHING LLC JERSEY CITY NJ		7.73%						5.52%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST BERKELEY CA				6.13%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	6.22%	24.13%	23.40%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA					9.92%
STATE OF SOUTH CAROLINA TRUSTEE FBO STATE OF SOUTH CAROLINA 401K C/O FASCORE LLC GREENWOOD VLG CO							7.54%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			6.85%
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS CHARLOTTE NC						17.33%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.91%	19.21%	41.37%
MIDCAP VALUE FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			6.47%
ASCENSUS TRUST COMPANY FBO ASSOCIATES IN DIAGNOSTIC RADIOLOGY FARGO ND						39.56%
ASCENSUS TRUST COMPANY FBO HOROVITZ, RUDOY & ROTEMAN PROFIT S FARGO ND				23.20%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	70.72%	29.24%							95.85%
FIIOC FBO MAN-DELL FOOD STORES INC PSP COVINGTON KY					5.86%
FIIOC FBO NEYENESCH PRINTERS INC 401K PROFIT SHARING PLAN COVINGTON KY						45.37%
FIIOC FBO TRUE PUBLIC RELATIONS INC 401(K) PROFIT SHARING PLAN COVINGTON KY						9.63%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				28.87%	48.92%
[NAME REDACTED] VILLANOVA PA			21.80%
LINCOLN RETIREMENT SERVICES COMPANY FBO ALLIED SERVICES 401(K) PLAN FORT WAYNE IN								28.64%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			7.76%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA				14.00%	6.88%
MATRIX AS TTEE FBO SHEET METAL WORKERS UNION LCL PHOENIX AZ								7.79%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL					10.40%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		7.10%	9.62%					38.66%
PERSHING LLC JERSEY CITY NJ		10.59%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PRUDENTIAL SMARTSOLUTION IRA HARTFORD CT								5.57%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		10.79%	24.44%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA				13.79%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA					9.15%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		14.96%	9.24%
MODERATE ALLOCATION FUND

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
ASCENSUS TRUST COMPANY FBO REK CONSULTING 401K PLAN FARGO ND					5.88%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA									49.35%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	35.22%	5.47%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT					28.31%	29.13%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				76.07%	57.47%	69.87%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		9.85%	9.66%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			32.18%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	10.45%	5.05%	11.73%						29.04%
PERSHING LLC JERSEY CITY NJ	6.32%	13.09%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			14.87%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA				7.03%	5.40%
[NAME REDACTED] SAVANNAH TN									7.16%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE			5.94%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		11.44%	7.48%
MULTI-ASSET INCOME AND GROWTH FUND
ASCENSUS TRUST COMPANY FBO AEGIS IMAGING RETIREMENT PLAN FARGO ND				6.18%
ASCENSUS TRUST COMPANY FBO BURNING TREE VENTURES INC 401K & PROFIT SHARING PLAN FARGO ND				23.75%
CAPITAL BANK & TRUST CO FBO C/O FASCORE LLC PEARCE SERVICES LLC 401 PSP GREENWOOD VLG CO					17.49%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA								8.52%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	40.28%	9.15%							95.03%
FIIOC FBO DAVID L ADAMS ASSOCIATES INC PROFIT SHARING PENSION PLAN IR COVINGTON KY					11.26%
FIIOC FBO NITA 401K COVINGTON KY					10.17%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO								11.58%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO							37.11%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA						44.09%
T CRESCENT FAMILY PRACTICE 401K PSP C/O FASCORE LLC GREENWOOD VLG CO				5.35%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		6.47%		10.38%	10.46%
MATRIX TRUST COMPANY CUST FBO CAJUN CUTTERS INC DENVER CO				14.38%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
MATRIX TRUST COMPANY CUST FBO LIGHT OF LIFE MINISTRIES INC SAVIN DENVER CO				5.60%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		5.41%	7.62%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.14%	6.61%	21.57%			44.14%		13.34%
NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH							55.35%
PERSHING LLC JERSEY CITY NJ	5.49%	9.18%	11.25%			11.53%		12.30%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		11.69%	27.71%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA					31.45%
WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA								40.63%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	6.78%	21.14%	11.06%
MUNICIPAL INCOME FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	88.71%	39.76%							99.86%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		13.39%	18.02%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		21.89%	63.44%
PERSHING LLC JERSEY CITY NJ		20.93%	13.12%
MUNICIPAL OPPORTUNITIES FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			6.64%
[NAME REDACTED] MAPLEWOOD MN								5.07%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA								6.31%	38.20%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	50.27%	12.37%							57.05%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL		11.53%	19.51%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	8.92%	6.42%	8.68%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.58%		9.35%
PERSHING LLC JERSEY CITY NJ		9.18%	15.83%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		6.84%	7.20%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ		5.65%	6.26%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	8.60%	26.85%	12.76%					5.20%
MUNICIPAL SHORT DURATION FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	83.74%	55.52%							99.96%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		13.97%	31.73%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		16.82%	20.70%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
PERSHING LLC JERSEY CITY NJ		11.49%
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER MINNEAPOLIS MN			9.36%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE			16.65%
[NAME REDACTED] WESTWOOD MA			14.08%
QUALITY VALUE FUND
ASCENSUS TRUST COMPANY FBO 401K FARGO ND				7.12%
ASCENSUS TRUST COMPANY FBO 401(K) PLAN FARGO ND							69.81%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA			8.17%					8.42%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA								13.86%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	45.52%	8.46%							97.89%
FBO TRITEC COMPANIES 401K C/O FASCORE LLC GREENWOOD VILLAGE CO					15.23%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				23.87%	76.55%
LINCOLN RETIREMENT SERVICES COMPANY FBO THURSTON SPRINGER 401K PS PLAN WAYNE IN							9.52%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		19.67%	16.23%
MID ATLANTIC TRUST COMPANY FBO ASPEN ELECTRIC, INC. 401(K) PSP PITTSBURGH PA						11.73%
MID ATLANTIC TRUST COMPANY FBO WEGMAN BROS INC 401(K) PROFIT SHAR PITTSBURGH PA				11.84%
MID ATLANTIC TRUST COMPANY FBO WILSHIRE ENTERPRISES 401(K) PROFIT PITTSBURGH PA						54.98%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL							13.88%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		5.09%	5.89%					48.45%
PERSHING LLC JERSEY CITY NJ		9.99%	19.54%			32.60%		23.09%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			8.40%
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA				14.91%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			6.57%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.45%	10.70%	14.96%
SHORT DURATION FUND
ASCENSUS TRUST COMPANY FBO FRANCISCO ENTERPRISES INC 401K PLA FARGO ND				5.38%
C/O GWP US ADVISORS SEI PRIVATE TRUST COMPANY OAKS PA								21.37%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS DES MOINES IA							99.31%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	50.51%	7.38%							96.45%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
FRONTIER TRUST COMPANY FBO WINICKI LAW FIRM INDIVIDUAL 401K P FARGO ND				25.20%
[NAME REDACTED] CLAFLIN KS					43.18%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		6.10%	10.15%
MATRIX TRUST COMPANY CUST FBO ESSDACK CONSORTIUM 403B/RET PLAN PHOENIX AZ						65.77%
MATRIX TRUST COMPANY CUST FBO HUTCHINSON SCHOOL DISTRICT 403(B) RETIREMENT PLAN PHOENIX AZ						5.18%
MATRIX TRUST COMPANY TRUSTEE FBO DOUGLAS EDEN PHILLIPS DERUYTER & STANYER PS 401K/PSP PHOENIX AZ						17.60%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			19.05%			5.19%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		11.90%	18.34%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		7.67%	12.10%					48.81%
PERSHING LLC JERSEY CITY NJ		7.54%	6.65%		25.09%			5.59%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		7.69%	10.20%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				9.89%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE								16.32%
THE GEORGE INSURANCE AGENCY INC 401K PLAN FISHERS IN				22.53%
THE GEORGE INSURANCE AGENCY INC 401K PLAN FISHERS IN				23.25%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.94%	28.29%	8.82%
[NAME REDACTED] CLAFLIN KS					23.48%
SMALL CAP GROWTH FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA					23.81%	5.28%		13.98%
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TTEE WAYNE PA									55.45%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK DES MOINES IA								6.94%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	9.56%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO				7.60%	9.08%
IBEW/NECA						30.36%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA							20.19%
LINCOLN RETIREMENT SERVICES COMPANY FBO BLANCHARD VALLEY HTH SYS 403B FORT WAYNE IN							5.55%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			5.91%
MID ATLANTIC TRUST COMPANY FBO AMERICAN TRUST RETIREMENT PITTSBURGH PA							23.09%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			43.57%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
MORI & CO KANSAS CITY MO									5.95%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.03%	9.18%	6.25%			5.08%	25.41%	43.49%
PERSHING LLC JERSEY CITY NJ		8.95%	16.66%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST AUSTIN BANK EMPLOYEE'S JACKSONVILLE TX				33.79%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST VODAFONE US RETIREMENT PLAN DENVER CO						8.18%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		8.71%	7.17%
FBO PHILLIPS PRATT & MCFARLAND PSC 401 C/O FASCORE LLC GREENWOOD VILLAGE CO				6.72%
SEI PRIVATE TRUST COMPANY C/O FIRST HORIZON ID OAKS PA								8.98%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				5.89%	19.49%
T ROWE PRICE RETIREMENT PLAN SVCS FBO RETIRE- MENT PLAN CLIENTS OWINGS MILLS MD						27.49%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ		34.15%
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS CHARLOTTE NC					7.70%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		7.69%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									34.38%
SMALL CAP VALUE FUND
ASCENSUS TRUST COMPANY FBO BOYLSTON DAVIS & HOFFMAN LLC 401(K FARGO ND							29.41%
ASCENSUS TRUST COMPANY FBO MY PLASTIC SURGERY GROUP-SANDO & A FARGO ND				32.31%
ASCENSUS TRUST COMPANY FBO PATRICIA PAVLOS DDS PA 401(K) PLAN ASCENSUS TRUST COMPANY FARGO ND				13.48%
[NAME REDACTED] SAN LEANDRO CA				6.64%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA									11.83%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	27.60%	6.88%
FIIOC FBO ENERGY CONTROL LLC RHD MECHANICAL 401K PS PLAN COVINGTON KY				7.08%
FIIOC FBO P.C. MECHANICAL INC. 401K PS PLAN COVINGTON KY				21.14%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA						100.00%
THE HARTFORD GROWTH ALLOCATION FUND* WAYNE PA									54.45%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA									24.14%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.64%	11.37%	26.10%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. HANNIBAL CSD (NY) 403(B) PLAN DENVER CO					22.03%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. SOUTH COLONIE CSD 403(B) PLAN DENVER CO					41.50%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. ST. JAMES PARISH SCHOOL BOARD 403B DENVER CO					5.79%
MATRIX TRUST COMPANY CUST FBO LAKE CHELAN COMMUNITY HOSPITAL DENVER CO					12.56%
[NAME REDACTED] OMAHA NE				12.18%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.18%		19.16%					21.16%
PERSHING LLC JERSEY CITY NJ	8.15%	12.82%	21.81%					68.95%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		5.51%	7.86%
C/O FASCORE LLC THOMPSON PHARMACY 401K PSP GREENWOOD VLG CO							16.75%
[NAME REDACTED] VILLANOVA PA			7.58%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA							49.04%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		9.46%	8.05%
SMALL COMPANY FUND
BERKES CRANE ROBINSON & SEL LLP TTE C/O FASCORE LLC BERKES CRANE ROBINSON & SEL LLP 40 GREENWOOD VLG CO							45.84%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA					5.01%	35.99%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		6.27%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS DES MOINES IA					12.87%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	62.47%	21.18%							74.89%
THE HARTFORD GROWTH ALLOCATION FUND WAYNE PA									11.45%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT					5.01%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				66.44%	48.36%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA									5.09%
ICMA RETIREMENT CORPORATION WASHINGTON DC						20.89%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		8.57%	7.57%
MG TRUST CO CUST FBO JACKSON RENFRO & ASSOCIATES PROFIT DENVER CO						10.29%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		5.50%	42.97%			22.59%	44.08%	36.31%
PERSHING LLC JERSEY CITY NJ		14.27%	5.37%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		7.93%	7.37%
SAXON & CO. FBO CLEVELAND OH								33.98%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			6.98%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			12.15%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									6.77%
STRATEGIC INCOME FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			26.00%
ASCENSUS TRUST COMPANY FBO KENDALL WELDEN LLC 401K PLAN FARGO ND				5.30%
C/O MUTUAL FUND TRADING GREAT-WEST TRUST COMPANY LLC TTEE RECORDKEEPING FOR VARIOUS BENEFIT GREENWOOD VLG CO							5.65%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA			6.37%			7.87%		30.01%
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TTEE WAYNE PA									13.22%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS DES MOINES IA							13.68%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	31.36%								21.47%
FIIOC FBO MOODY COMPANY PROFIT SHARING 401K PLAN COVINGTON KY					5.83%
FIIOC FBO RSKM CONSULTING LLC EMPLOYEE 401(K)PLAN COVINGTON KY					5.24%
FIIOC FBO SMC CORPORATION RETIREMENT SAVINGS PLAN COVINGTON KY					61.94%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO							9.24%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO					9.03%
GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR LARGE BENEFIT PL GREENWOOD VLG CO							5.02%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA									5.61%
ING LIFE INSURANCE AND ANNUITY COMPANY WINDSOR CT							10.21%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA						47.69%
FBO CARDIOLOGY SPECIALISTS OF 401(K) ANNANDALE VA				14.88%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.53%	8.37%	9.28%	9.56%	8.74%
MID ATLANTIC TRUST COMPANY FBO ABSOLUTE ENTERPRISES INC 401(K) PR PITTSBURGH PA				5.41%
MID ATLANTIC TRUST COMPANY FBO STANISLAWSKI & COMPANY INC 401(K) PITTSBURGH PA				5.20%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	24.40%	9.34%	12.96%			33.05%	10.63%	22.45%	27.99%
PAI TRUST COMPANY INC OA TAX PARTNERS, LTD 401(K) P/S PL DE PERE WI				8.11%
PERSHING LLC JERSEY CITY NJ	10.16%	10.45%	8.91%					26.17%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		14.41%	7.39%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
SAXON & CO. FBO CLEVELAND OH								8.89%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				26.24%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE			5.19%					8.62%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			7.06%
UMB BANK NA CUST FBO PLANMEMBER CARPINTERIA CA				5.75%
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS CHARLOTTE NC							13.34%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	6.49%	33.91%	10.65%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									22.72%
TOTAL RETURN BOND FUND
ATTN MUTUAL FUND ADMINISTRATOR C/O STATE STREET BANK SEI PRIVATE TRUST COMPANY OAKS PA									6.56%
CAPITAL BANK & TRUST CO TRUSTEE FBO BURDG DUNHAM & ASSOC CONST CORP PS C/O FASCORE LLC GREENWOOD VLG CO				8.11%
CAPITAL BANK & TRUST COMPANY TTEE F LG EVER- IST INC 40K PLAN GREENWOOD VLG CO					14.50%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA								57.32%
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TTEE WAYNE PA									5.68%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	81.47%	20.33%							76.76%
GOVERNMENT OF GUAM BOARD AS TRUSTEE C/O FASCORE LLC FBO GOVERNMENT OF GUAM DCP GREENWOOD VLG CO							11.82%
GOVERNMENT OF GUAM BOARD AS TTEE FB C/O FASCORE LLC GOVERNMENT OF GUAM GREENWOOD VLG CO							45.04%
GREAT-WEST TRUST COMPANY LLC TTEE F TRIHEALTH 401K RETIREMENT SAVINGS GREENWOOD VLG CO							12.51%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT						8.34%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				46.14%	36.24%	17.42%
ICMA RETIREMENT CORPORATION WASHINGTON DC						43.07%
MACKIE SHEA DURNING PC TRUSTEE FBO MACKIE SHEA DURNING PC 401K PSP C/O FASCORE LLC GREENWOOD VILLAGE CO					6.09%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			9.74%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			8.25%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ			18.06%				5.87%	31.21%
PERSHING LLC JERSEY CITY NJ		6.55%	14.86%			23.73%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		35.38%	32.39%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
T. ROWE PRICE RETIREMENT PLAN SVCS FBO RETIRE- MENT PLAN CLIENTS OWINGS MILLS MD					19.87%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									7.28%
WORLD BOND FUND
AMERICAN UNITED LIFE INS CO UNIT INVESTMENT TRUST INDIANAPOLIS IN					92.59%
ASCENSUS TRUST COMPANY FBO MICHAEL J BRIDGE PHD 401(K) / PSP FARGO ND				11.27%
ASCENSUS TRUST COMPANY FBO SIERRA ENERGY MANAGEMENT - COMPANY FARGO ND				13.06%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA	5.29%						6.51%	28.92%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS DES MOINES IA				12.49%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	63.12%	9.55%							80.01%
FIIOC FBO SEGAL MCCAMBRIDGE SINGER & MAHONEY LTD 401K PROFIT SHARING COVINGTON KY						6.88%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO						14.94%
LINCOLN RETIREMENT SERVICES COMPANY FBO CVHP RETIREMENT PLAN FORT WAYNE IN							6.51%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		16.10%	7.03%
MATRIX TRUST COMPANY CUST FBO TRUSTEES OF PIMA FEDERAL CREDIT UN DENVER CO						9.33%
MATRIX TRUST COMPANY CUST FOR SIMS GROUP USA HOLDINGS CORPORATIO PHOENIX AZ						6.04%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			9.20%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		8.97%	11.58%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		8.45%	16.27%	26.70%		44.05%	38.32%	43.39%
PERSHING LLC JERSEY CITY NJ		7.28%	19.00%					14.35%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		7.41%	11.01%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE	8.82%							7.85%
TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER SAINT LOUIS MO							5.51%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ		5.03%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		25.61%	5.14%
*
May be deemed to control the Fund because it owned beneficially more than 25% of the outstanding shares of the Fund.
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders.
MFSAI030121

THE HARTFORD MUTUAL FUNDS, INC.
PART C
OTHER INFORMATION
Item 28. Exhibits
a.(i)
Articles of Restatement dated July 9, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)
a.(ii)
Articles Supplementary dated July 14, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)
a.(iii)
Articles of Amendment dated July 14, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)
a.(iv)
Articles of Amendment dated August 8, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)
a.(v)
Articles Supplementary dated August 10, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)
a.(vi)
Articles of Amendment dated April 11, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)
a.(vii)
Articles of Amendment dated April 27, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)
a.(viii)
Articles Supplementary dated April 27, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)
a.(ix)
Articles Supplementary dated June 1, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)
a.(x)
Articles Supplementary dated October 31, 2012 (incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 30, 2012)
a.(xi)
Certificate of Correction dated January 24, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)
a.(xii)
Articles Supplementary dated February 27, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)
a.(xiii)
Articles Supplementary dated June 28, 2013 (incorporated by reference to Post-Effective Amendment No. 121 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 19, 2013)
a.(xiv)
Articles Supplementary dated August 7, 2013 (incorporated by reference to Post-Effective Amendment No. 121 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 19, 2013)
a.(xv)
Articles Supplementary dated November 19, 2013 (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

a.(xvi)
Articles of Amendment dated February 25, 2014 (incorporated by reference to Post-Effective Amendment No. 123 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2014)
a.(xvii)
Articles Supplementary dated March 6, 2014 (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 30, 2014)
a.(xviii)
Certificate of Correction dated April 29, 2014 (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 30, 2014)
a.(xix)
Articles of Amendment dated May 20, 2014 (incorporated by reference to Post-Effective Amendment No. 128 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2014)
a.(xx)
Articles Supplementary dated July 23, 2014 (incorporated by reference to Post-Effective Amendment No. 132 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 29, 2014)
a.(xxi)
Articles Supplementary dated October 27, 2014 (incorporated by reference to Post-Effective Amendment No. 134 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 7, 2014)
a.(xxii)
Articles Supplementary dated November 24, 2014 (incorporated by reference to Post-Effective Amendment No. 136 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 19, 2014)
a.(xxiii)
Articles Supplementary dated February 18, 2015 (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)
a.(xxiv)
Articles of Amendment dated March 24, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)
a.(xxv)
Articles Supplementary dated May 26, 2015 (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2015)
a.(xxvi)
Articles of Amendment dated May 28, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)
a.(xxvii)
Articles of Amendment dated July 7, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)
a.(xxviii)
Articles of Amendment dated August 31, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)
a.(xxix)
Articles Supplementary dated February 10, 2016 (incorporated by reference to Post-Effective Amendment No. 144 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 29, 2016)
a.(xxx)
Articles Supplementary dated June 1, 2016 (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)
a.(xxxi)
Articles Supplementary dated November 11, 2016 (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)

a.(xxxii)
Articles Supplementary dated February 23, 2017 (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)
a.(xxxiii)
Articles Supplementary dated August 4, 2017 (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 20, 2018)
a.(xxxiv)
Articles Supplementary dated February 14, 2018 (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)
a.(xxxv)
Articles Supplementary dated May 9, 2018 (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 20, 2018)
a.(xxxvi)
Articles Supplementary dated August 23, 2018 (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 20, 2018)
a.(xxxvii)
Articles of Amendment dated October 9, 2018 (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 20, 2018)
a.(xxxviii)
Articles Supplementary dated November 13, 2018 (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 20, 2018)
a.(xxxix)
Articles Supplementary dated February 13, 2019 (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)
a.(xl)
Articles of Amendment dated April 2, 2019 (incorporated by reference to Post-Effective Amendment No. 163 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 30, 2019)
a.(xli)
Articles Supplementary dated May 6, 2019 (incorporated by reference to Post-Effective Amendment No. 166 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 10, 2019)
a.(xlii)
Articles of Amendment dated July 8, 2019 (incorporated by reference to Post-Effective Amendment No. 166 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 10, 2019)
a.(xliii)
Articles Supplementary dated August 12, 2019 (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 13, 2019)
a.(xliv)
Articles of Amendment dated October 14, 2019 (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 13, 2019)
a.(xlv)
Articles Supplementary dated February 24, 2020 (incorporated by reference to Post-Effective Amendment No. 169 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2020)
a.(xlvi)
Articles Supplementary dated May 22, 2020 (filed herewith)
a.(xlvii)
Articles Supplementary dated August 31, 2020 (filed herewith)
a.(xlviii)
Certificate of Correction dated December 7, 2020 (filed herewith)
a.(xlix)
Articles Supplementary dated December 21, 2020 (filed herewith)
b.
Amended and Restated Bylaws (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)
c.
Not Applicable

d.(i).a
Investment Management Agreement with Hartford Funds Management Company, LLC with respect to Floating Rate High Income Fund, Healthcare Fund, Municipal Opportunities Fund and Small Company Fund (incorporated by reference to Post-Effective Amendment No. 132 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 29, 2014)
d.(i).b
Schedules A and B to the Investment Management Agreement with Hartford Funds Management Company, LLC with respect to Floating Rate High Income Fund, Healthcare Fund, Municipal Opportunities Fund and Small Company Fund (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)
d.(ii).a
Investment Management Agreement with Hartford Funds Management Company, LLC with respect to all Funds, except Floating Rate High Income Fund, Healthcare Fund, Municipal Opportunities Fund, Small Company Fund and Global Impact Fund (incorporated by reference to Post-Effective Amendment No. 149 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 8, 2016)
d.(ii).b
Form of Amendment to the Investment Management Agreement with Hartford Funds Management Company, LLC with respect to all Funds, except Floating Rate High Income Fund, Healthcare Fund, Municipal Opportunities Fund, Small Company Fund and Global Impact Fund (filed herewith)
d.(iii)
Investment Management Agreement with Hartford Funds Management Company, LLC with respect to Global Impact Fund (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)
d.(iv).a
Sub-Advisory Agreement with Wellington Management Company LLP (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)
d.(iv).b
Amendment Number 5 to the Sub-Advisory Agreement with Wellington Management Company LLP (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 13, 2019)
d.(v)
Sub-Advisory Agreement with Schroder Investment Management North America Inc. (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 13, 2019)
d.(v).a
Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (incorporated by reference to Post- Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 13, 2019)
d.(v).b
Amendment Number 3 to the Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 13, 2019)
d.(v).c
Form of Amendment Number 5 to the Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (filed herewith)
e.(i).a
Amended and Restated Principal Underwriting Agreement dated January 1, 2013, as amended and restated August 7, 2013 (incorporated by reference to Post-Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 27, 2014)
e.(i).b
Amendment Number 1 Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)
e.(i).c
Form of Amendment Number 2 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 30, 2014)

e.(i).d
Amendment Number 3 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 27, 2014)
e.(i).e
Amendment Number 4 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 132 to Registration Statement on form N-1A (File No. 333-02381) filed on August 29, 2014)
e.(i).f
Form of Amendment Number 5 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2015)
e.(i).g
Amendment Number 6 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 144 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 29, 2016)
e.(i).h
Form of Amendment Number 7 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 149 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 8, 2016)
e.(i).i
Amendment Number 8 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)
e.(i).j
Amendment Number 9 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)
e.(i).k
Amendment Number 10 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)
e.(i).l
Amendment Number 11 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 166 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 10, 2019)
e.(i).m
Amendment Number 12 to Principal Underwriting Agreement (filed herewith)
e.(i).n
Amendment Number 13 to Principal Underwriting Agreement (filed herewith)
e.(ii)
Form of Selling Agreement (filed herewith)
f.
Not Applicable
g.(i).a
Custodian Agreement with State Street Bank and Trust Company dated December 31, 2014 (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)
g.(i).b
Amendment Number 2 to the Custodian Agreement dated September 27, 2017 (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 20, 2018)
h.(i).a
Form of Amended and Restated Transfer Agency and Service Agreement with Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 169 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2020)
h.(i).b
Form of Amendment to Schedule C of the Amended and Restated Transfer Agency and Service Agreement with Hartford Administrative Services Company (filed herewith)
h.(ii)
Share Purchase Agreement (incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 19, 2004)
h.(iii).a
Fund Accounting Agreement with Hartford Funds Management Company, LLC dated December 31, 2014 (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)

h.(iii).b
Form of Amendment One to Fund Accounting Agreement (incorporated by reference to Post- Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2015)
h.(iii).c
Amendment Two to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)
h.(iii).d
Amendment Three to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 144 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 29, 2016)
h.(iii).e
Form of Amendment Four to Fund Accounting Agreement (incorporated by reference to Post- Effective Amendment No. 149 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 8, 2016)
h.(iii).f
Amendment Five to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)
h.(iii).g
Amendment Six to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)
h.(iii).h
Amendment Seven to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)
h.(iii).i
Amendment Eight to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)
h.(iii).j
Amendment Nine to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 166 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 10, 2019)
h.(iii).k
Form of Amendment Ten to Fund Accounting Agreement (incorporated by reference to Post- Effective Amendment No. 169 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2020)
h.(iii).l
Form of Amendment Eleven to Fund Accounting Agreement (incorporated by reference to Post- Effective Amendment No. 169 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2020)
h.(iii).m
Amendment Twelve to Fund Accounting Agreement (filed herewith)
h.(iv)
Form of Amended and Restated Expense Limitation Agreement (filed herewith)
h.(v)
Amended and Restated Global Securities Lending Agency Agreement with Citibank, N.A. dated October 1, 2019 (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 13, 2019)
i.
Opinion and Consent of Counsel (filed herewith)
j.
Consents of Independent Registered Public Accounting Firm (filed herewith)
k.
Not Applicable
l.
Not Applicable
m.
Amended and Restated Rule 12b-1 Distribution Plan for Class A, Class B, Class C, Class R3, Class R4 and Class T Shares (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)
n.
Amended and Restated Rule 18f-3 Plan (filed herewith)
o.
Reserved

p.(i)
Code of Ethics of Hartford Funds Management Company, LLC, Lattice Strategies LLC, Hartford Funds Distributors, LLC and The Hartford-Sponsored Funds dated May 1, 2020 (filed herewith)
p.(ii)
Code of Ethics of Wellington Management Company LLP dated June 1, 2020 (filed herewith)
p.(iii)
Code of Ethics of Schroder Investment Management North America Inc. dated April 2020 (filed herewith)
p.(iv)
Code of Ethics of Schroder Investment Management North America Limited dated March 2018 (filed herewith)
q.
Power of Attorney dated November 2, 2020 (filed herewith)
Item 29. Persons Controlled by or Under Common Control with Registrant
As of February 1, 2021, The Hartford Cayman Global Real Asset Fund, Ltd., an exempt company organized under the laws of the Cayman Islands, is 100% owned by The Hartford Global Real Asset Fund, a series of the Registrant. The Hartford Cayman Global Real Asset Fund, Ltd.’s financial statements are and will be included, on a consolidated basis, in The Hartford Global Real Asset Fund’s annual and semi-annual reports to shareholders.
As of February 1, 2021, The Hartford Growth Allocation Fund, a series of the Registrant, may be deemed to control Hartford Small Cap Value Fund, a series of the Registrant, due to its beneficial ownership of 25% or more of the outstanding shares of that Fund.
Item 30. Indemnification
Article V, paragraph (f) of the Registrant’s Articles of Restatement provides that the Registrant shall indemnify (i) its directors and officers to the full extent required or permitted by law and (ii) other employees and agents to such extent authorized by the Registrant’s board of directors or bylaws and as permitted by law; provided, however, that no such indemnification shall protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.
Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.
Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i),or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Registrant’s various agreements with its service providers provide for indemnification.
Item 31. Business and Other Connections of Investment Adviser
Hartford Funds Management Company, LLC (“HFMC”) serves as the investment manager to each series of the Registrant. The executive officers of HFMC are listed in the investment adviser registration on Form ADV for HFMC (File No. 801-77209) and are hereby incorporated herein by reference thereto. The business and other connections of a substantial nature of each executive officer are given below.
Name	Position with HFMC(1)	Other Business
James E. Davey	Senior Managing Director, Chairman of the Board, President and Manager
Executive Vice President of The Hartford Financial
Services Group, Inc.(2) (“The Hartford”); Senior
Managing Director, Chairman of the Board and
Manager of Hartford Funds Distributors, LLC(3)
(“HFD”); President, Senior Managing Director,
Director and Chairman of the Board of Hartford
Administrative Services Company(4) (“HASCO”);
President, Director, Chairman and Senior Managing
Director of the Hartford Funds Management Group,
Inc.(5) (“HFMG”); and President, Chairman of the
Board and Manager of Lattice Strategies LLC(6)
(“Lattice”)

Gregory A. Frost	Managing Director, Chief Financial Officer and Manager
Director, Managing Director and Chief Financial
Officer of HASCO; Manager, Managing Director and
Chief Financial Officer of HFD; Managing Director and
Chief Financial Officer of HFMG; and Chief Financial
Officer, Assistant Treasurer and Manager of Lattice

Walter F. Garger	Secretary, Managing Director and General Counsel	Secretary, Managing Director and General Counsel of HFD, HASCO and HFMG; and Secretary and General Counsel of Lattice
Joseph G. Melcher	Executive Vice President and Chief Compliance Officer	Executive Vice President of HASCO, HFD and HFMG; and Executive Vice President and Chief Compliance Officer of Lattice
Vernon J. Meyer	Chief Investment Officer and Managing Director	Managing Director of HFMG; and Senior Vice President – Investments of Lattice
Anita Baldwin	Vice President	Vice President of HFMG
Jeffrey T. Coghan	Vice President	Senior Vice President of HFD and HFMG
Amy N. Furlong	Vice President and Assistant Treasurer	Vice President of HFMG
Allison Z. Mortensen	Vice President	Vice President of HFMG
Christopher Morvant	Vice President	None
Shannon O’Neill	Vice President and Controller	Vice President and Controller of HASCO and HFMG; Financial and Operations Principal, Vice President and Controller of HFD

Name	Position with HFMC(1)	Other Business
Kevin F. Barnett	Assistant Secretary	Assistant Secretary of HFD, HFMG and Lattice
Eapen A. Chandy	Assistant Vice President and Assistant Treasurer	Assistant Vice President and Assistant Treasurer of HASCO, HFD, HFMG, Lattice, Hartford Investment Management Company(7) (“HIMCO”), and The Hartford
Michael R. Chesman	Senior Vice President and Director of Taxes	Director of Taxes and Senior Vice President of HASCO, HFD, HFMG, HIMCO, and Lattice
Michael J. Fixer	Assistant Vice President and Assistant Treasurer	Assistant Treasurer and Assistant Vice President of HASCO, HFD, HFMG, Lattice, and The Hartford
Audrey E. Hayden	Assistant Secretary	Assistant Secretary of HASCO, HFD, HFMG, HIMCO, and Lattice; Assistant Vice President of The Hartford
Kathleen E. Jorens	Treasurer	Treasurer of HASCO, HFMG and Lattice; Treasurer and Senior Vice President of HIMCO and The Hartford; Senior Vice President and RPG Business Line Principal of HFD
Elizabeth L. Kemp	Assistant Secretary	Assistant Secretary of HFD, HFMG, HIMCO, and Lattice
Timothy M. Ligay	Assistant Secretary	Assistant Secretary of HASCO, HFD, HFMG, HIMCO, and Lattice
Gissell Martinez	Assistant Secretary	Assistant Secretary of HASCO, HFD, HFMG, HIMCO, and Lattice
Keith R. Percy	Vice President	Vice President of HASCO, HFD, HFMG, HIMCO, and Lattice; Head of Corporate Tax and Senior Vice President of The Hartford
Holly P. Seitz	Assistant Secretary	Assistant Secretary of HASCO, HFD, HFMG, HIMCO, and Lattice
(1)
The principal business address for HFMC is 690 Lee Road, Wayne, Pennsylvania 19087.
(2)
The principal business address for The Hartford is One Hartford Plaza, Hartford, Connecticut 06155.
(3)
The principal business address for HFD is 690 Lee Road, Wayne, Pennsylvania 19087.
(4)
The principal business address for HASCO is 690 Lee Road, Wayne, Pennsylvania 19087.
(5)
The principal business address for HFMG is 690 Lee Road, Wayne, Pennsylvania 19087.
(6)
The principal business address for Lattice is 690 Lee Road, Wayne, Pennsylvania 19087.
(7)
The principal business address for HIMCO is One Hartford Plaza, Hartford, Connecticut 06155.
Wellington Management Company LLP (“Wellington Management”) serves as sub-adviser to certain series of the Registrant. The executive officers of Wellington Management are listed in the investment adviser registration on Form ADV for Wellington Management (File No. 801-15908) and are hereby incorporated herein by reference thereto. The directors and officers of Wellington Management have been engaged during the past two fiscal years in no business, vocation, or employment of a substantial nature other than as directors, officers, or employees of Wellington Management or certain of its corporate affiliates.
Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.”) each serve as sub-adviser and sub-sub-adviser, respectively, to certain series of the Registrant. The executive officers of SIMNA and SIMNA Ltd. are listed in the respective investment advisers’ registration on Forms ADV (File No. 801-15834 and File No. 801-37163, respectively) and are hereby incorporated herein by reference thereto. The directors and officers of SIMNA and SIMNA Ltd. have been engaged during the past two fiscal years in no business, vocation, or employment of a substantial nature other than as directors, officers, or employees of SIMNA or certain of its corporate affiliates.
Item 32. Principal Underwriters
(a)
Hartford Funds Distributors, LLC (“HFD”) serves as the principal underwriter for each series of the Registrant and is an indirect subsidiary of The Hartford Financial Services Group, Inc. HFD is also the principal underwriter for the series of The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and Hartford Schroders Opportunistic Income Fund.

(b)
The directors and principal officers of HFD and their position with the Registrant are as follows:
Name and Principal Business Address*	Positions and Offices with Underwriter	Position and Offices with Registrant
Kevin F. Barnett**	Assistant Secretary	None
John F. Brennan	Senior Vice President	None
Eapen A. Chandy**	Assistant Vice President and Assistant Treasurer	None
Michael R. Chesman**	Director of Taxes and Senior Vice President	None
Jeffrey T. Coghan	Senior Vice President	None
James E. Davey	Chairman of the Board, Senior Managing Director and Manager	Director, President and Chief Executive Officer
Andrew S. Decker	AML Officer	AML Compliance Officer
Michael J. Fixer**	Assistant Vice President and Assistant Treasurer	None
Gregory A. Frost	Chief Financial Officer, Managing Director and Manager	None
Walter F. Garger	General Counsel, Managing Director and Secretary	Chief Legal Officer
Audrey E. Hayden**	Assistant Secretary	None
David S. Hescheles	Senior Vice President	None
Lucinda Hottenstein	Assistant Vice President	None
Keraya S. Jefferson	Chief Compliance Officer and Vice President	None
Kathleen E. Jorens**	Senior Vice President / RPG Business Line Principal	None
Elizabeth L. Kemp**	Assistant Secretary	None
Timothy M. Ligay**	Assistant Secretary	None
Gissell Martinez**	Assistant Secretary	None
Joseph G. Melcher	Executive Vice President	Vice President and Chief Compliance Officer
Shannon O’Neill	Controller, Vice President and Financial and Operations Principal (FINOP)	None
Keith R. Percy**	Vice President	None
Holly P. Seitz**	Assistant Secretary	None
Martin A. Swanson	President, Chief Executive Officer, Chief Marketing Officer, and Managing Director	None
*
Unless otherwise indicated, principal business address is 690 Lee Road, Wayne, Pennsylvania 19087.
**
Principal business address is One Hartford Plaza, Hartford, Connecticut 06155.
(c)
Not Applicable
Item 33. Location of Accounts and Records
Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940, as amended and the rules promulgated thereunder are maintained by the Registrant’s custodian, sub-administrator, and sub-fund accounting agent, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, the Registrant’s transfer agent, Hartford Administrative Services Company, 690 Lee Road, Wayne, Pennsylvania 19087, the Registrant’s investment manager, Hartford Funds Management Company, LLC, 690 Lee Road, Wayne, Pennsylvania 19087, and sub-transfer agent DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02169. Registrant’s corporate records are maintained at Hartford Funds Management Company, LLC, 690 Lee Road, Wayne, Pennsylvania 19087 and its financial ledgers are maintained at State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

Item 34. Management Services
Not Applicable
Item 35. Undertakings
Not Applicable

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Wayne, and Commonwealth of Pennsylvania, on the 26th day of February 2021.
THE HARTFORD MUTUAL FUNDS, INC.
By:	/s/ James E. Davey*
James E. Davey President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Signature	Title	Date
/s/ James E. Davey* James E. Davey	Director, President and Chief Executive Officer	February 26, 2021
/s/ Amy N. Furlong* Amy N. Furlong	Treasurer (Principal Financial Officer and Principal Accounting Officer)	February 26, 2021
/s/ Lynn S. Birdsong* Lynn S. Birdsong	Chairman of the Board and Director	February 26, 2021
/s/ Hilary E. Ackermann* Hilary E. Ackermann	Director	February 26, 2021
/s/ Robin C. Beery* Robin C. Beery	Director	February 26, 2021
/s/ Derrick D. Cephas* Derrick D. Cephas	Director	February 26, 2021
/s/ Christine R. Detrick* Christine R. Detrick	Director	February 26, 2021
/s/ Andrew A. Johnson, Jr.* Andrew A. Johnson, Jr.	Director	February 26, 2021
/s/ Paul L. Rosenberg* Paul L. Rosenberg	Director	February 26, 2021
/s/ Lemma W. Senbet* Lemma W. Senbet	Director	February 26, 2021
/s/ David Sung* David Sung	Director	February 26, 2021
* By:/s/ Thomas R. Phillips Thomas R. Phillips, Attorney-in-fact (Pursu- ant to Power of Attorney (filed herewith))		February 26, 2021
11

EXHIBIT INDEX
Exhibit No.	Description
a.(xlvi)	Articles Supplementary dated May 22, 2020
a.(xlvii)	Articles Supplementary dated August 31, 2020
a.(xlviii)	Certificate of Correction dated December 7, 2020
a.(xlix)	Articles Supplementary dated December 21, 2020
d.(ii).b
Form of Amendment to the Investment Management Agreement with Hartford Funds Management Company,
LLC with respect to all Funds, except Floating Rate High Income Fund, Healthcare Fund, Municipal
Opportunities Fund, Small Company Fund and Global Impact Fund

d.(v).c	Form of Amendment Number 5 to the Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited
e.(i).m	Amendment Number 12 to Principal Underwriting Agreement
e.(i).n	Amendment Number 13 to Principal Underwriting Agreement
e.(ii)	Form of Selling Agreement
h.(i).b	Form of Amendment to Schedule C of the Amended and Restated Transfer Agency and Service Agreement with Hartford Administrative Services Company
h.(iii).m	Amendment Twelve to Fund Accounting Agreement
h.(iv)	Form of Amended and Restated Expense Limitation Agreement
i.	Opinion and Consent of Counsel
j.	Consents of Independent Registered Public Accounting Firm
n.	Amended and Restated Rule 18f-3 Plan
p.(i)	Code of Ethics of Hartford Funds Management Company, LLC, Lattice Strategies LLC, Hartford Funds Distributors, LLC and The Hartford-Sponsored Funds dated May 1, 2020
p.(ii)	Code of Ethics of Wellington Management Company LLP dated June 1, 2020
p.(iii)	Code of Ethics of Schroder Investment Management North America Inc. dated May 2020
p.(iv)	Code of Ethics of Schroder Investment Management North America Limited dated March 2018
q.	Power of Attorney dated November 2, 2020
12